As filed with the Securities and Exchange Commission on December 29, 1998

1933 Act Registration No. 33-17619
1940 Act Registration No. 811-5349


                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                               ----------------

                                   Form N-1A

                       REGISTRATION STATEMENT UNDER THE
                          SECURITIES ACT OF 1933 (X)

                      Post-Effective Amendment No. 50 (X)

                                    and/or

                       REGISTRATION STATEMENT UNDER THE
                      INVESTMENT COMPANY ACT OF 1940 (X)

                             Amendment No. 52 (X)

                       (Check appropriate box or boxes)

                               ----------------

                              GOLDMAN SACHS TRUST

              (Exact name of registrant as specified in charter)

                               4900 Sears Tower
                         Chicago, Illinois 60606-6303
                   (Address of principal executive offices)

                        Registrant's Telephone Number,
                       including Area Code 312-993-4400

                               ----------------

Michael J. Richman, Esq.                     Copies to:
Goldman, Sachs & Co.                         Jeffrey A. Dalke, Esq.
85 Broad Street - 12th Floor                 Drinker Biddle & Reath LLP
New York, New York 10004                     1345 Chestnut Street
                                             Philadelphia, PA 19107

(Name and address of agent for service)

It is proposed that this filing will become effective (check appropriate box)

( )  Immediately upon filing pursuant to paragraph (b)
( )  On (date) pursuant to paragraph (b)
(X)  60 days after filing pursuant to paragraph (a) (1)
( )  On (date) pursuant to paragraph (a) (1)
( )  75 days after filing pursuant to paragraph (a) (2)
( )  On (date) pursuant to paragraph (a) (2) of rule 485.

  Prospectus

                                                                  INSTITUTIONAL
                                                                  SHARES

                                                                  March 1, 1999
  GOLDMAN SACHS FIXED INCOME FUNDS



                                                        . Goldman Sachs
                                                          Adjustable Rate
                                                          Government Fund

                                                        . Goldman Sachs
                                                          Short Duration
                                                          Government Fund

                                                        . Goldman Sachs
(INSERT ARTWORK)                                          Short Duration
                                                          Tax-Free Fund

                                                        . Goldman Sachs
                                                          Government
                                                          Income Fund

                                                        . Goldman Sachs
                                                          Municipal
                                                          Income Fund

                                                        . Goldman Sachs
                                                          Core Fixed
                                                          Income Fund

                                                        . Goldman Sachs
                                                          Global Income
                                                          Fund

                                                        . Goldman Sachs
                                                          High Yield
                                                          Fund

  THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

  AN INVESTMENT IN A FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN A FUND INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

General Investment Management Approach

 Goldman Sachs Asset Management, a separate operating division of Goldman, Sachs & Co. ("Goldman Sachs"), serves as investment adviser to the Short Duration Tax-Free, Government Income, Municipal Income, Core Fixed Income and High Yield Funds. Goldman Sachs Funds Management, L.P. serves as invest-ment adviser to the Adjustable Rate Government and Short Duration Government Funds. Goldman Sachs Asset Management International serves as investment adviser to the Global Income Fund. Goldman Sachs Asset Management, Goldman Sachs Funds Management, L.P., and Goldman Sachs Asset Management Interna-tional are each referred to in this Prospectus as the "Investment Adviser."

 Goldman Sachs' Fixed Income Investing Philosophy:
 ACTIVE MANAGEMENT WITHIN A RISK-MANAGED FRAMEWORK
 The Investment Adviser employs a disciplined, multi-step process to evaluate potential investments:
 1. SECURITY SELECTION--In selecting securities for each Fund, the Investment Adviser capitalizes on the extensive resources of Goldman Sachs, including fixed-income and equity research professionals.
 2. SECTOR ALLOCATION--The Investment Adviser assesses relative value among sectors (such as U.S. corporate, asset-backed and mortgage-backed securi-ties) to create investment strategies that meet each Fund's objectives.
 3. YIELD CURVE STRATEGIES--The Investment Adviser adjusts the term structure of the Funds based on its expectations of changes in the shape of the yield curve while closely controlling the overall duration of the Fund.

 THE INVESTMENT ADVISER DE-EMPHASIZES INTEREST RATE DURATION AS A MEANS OF GEN- ERATING INCREMENTAL RETURN. INSTEAD, THE INVESTMENT ADVISER SEEKS TO ADD VALUE THROUGH SECURITY AND SECTOR SELECTION.

 With every fixed-income portfolio, the Investment Adviser applies a team approach that emphasizes risk management and capitalizes on Goldman Sachs' extensive research capabilities.

--------------------------------------------------------------------------------


                                                                             1-L

General Investment Management Approach continued


 Each of the Funds described in this Prospectus has a target duration. A Fund's duration approximates its price sensitivity to changes in interest rates. Maturity measures the time until final payment is due; it takes no account of the pattern of a security's cash flows over time. In computing portfolio duration, a Fund will estimate the duration of obligations that are subject to prepayment or redemption by the issuer, taking into account the influence of interest rates on prepayments and coupon flows. This method of computing duration is known as "option-adjusted" duration. A Fund will not be limited as to its maximum weighted average portfolio maturity or the maximum stated maturity with respect to individual securities unless other-wise noted.

 Each Fund also has credit rating requirements for the securities it buys. A Fund will deem a security to have met its minimum credit rating requirement if the security has the required rating at the time of purchase from at least one nationally recognized statistical rating organization ("NRSRO") even though it has been rated below the minimum rating by one or more other NRSROs. Unrated securities may be purchased by the Funds if they are deter-mined by the Investment Adviser to be of comparable quality. If a security satisfies a Fund's minimum rating requirement at the time of purchase and is subsequently downgraded below such rating, the Fund will not be required to dispose of such security. If a downgrade occurs, the Investment Adviser will consider what action, including the sale of such security, is in the best interests of a Fund and its shareholders.

2-L

Fund Investment Objectives and Strategies

 Goldman Sachs Adjustable Rate Government Fund

 INVESTMENT OBJECTIVE


 The Fund seeks to provide a high level of current income, consistent with low volatility of principal.

 PRINCIPAL INVESTMENT STRATEGIES


 The Fund invests, under normal circumstances, at least 65% of its total assets in securities issued or guaranteed by the U.S. government, its agen-cies, instrumentalities or sponsored enterprises ("U.S. Government Securi-ties") that are adjustable rate mortgage pass-through securities and other mortgage securities with periodic interest rate resets. The remainder of the Fund's assets (up to 35%) may be invested in other U.S. Government Securi-ties, including:
 .Fixed rate mortgage pass-through securities
 .Other securities representing an interest in or collateralized by adjust-
  able rate and fixed rate mortgage loans ("Mortgage-Backed Securities") .Repurchase agreements collateralized by U.S. Government Securities

 Substantially all of the Fund's assets will be invested in U.S. Government Securities. 100% of the Fund's portfolio will be invested in U.S. dollar-denominated securities.

 DURATION (UNDER NORMAL INTEREST RATE CONDITIONS):
 Target = Six-month to One-year U.S. Treasury Security
 Maximum = 2 years

 EXPECTED APPROXIMATE INTEREST RATE SENSITIVITY: 9-month bill

 CREDIT QUALITY: U.S. Government Securities and repurchase agreements collat-eralized by such securities

 BENCHMARKS: Six-Month and One-Year U.S. Treasury Security

                                                                             3-L

Goldman Sachs Short Duration Government Fund

 INVESTMENT OBJECTIVE


 The Fund seeks a high level of current income and secondarily, in seeking current income, may also consider the potential for capital appreciation.

 PRINCIPAL INVESTMENT STRATEGIES


 The Fund invests, under normal market conditions, at least 65% of its total assets in U.S. Government Securities and in repurchase agreements collater-alized by such securities. Substantially all of the Fund's assets will be invested in U.S. Government Securities. 100% of the Fund's portfolio will be invested in U.S. dollar-denominated securities.

 DURATION (UNDER NORMAL INTEREST RATE CONDITIONS):
 Target = Two-year U.S. Treasury Security plus or minus 0.5 years
 Maximum = 3 years

 EXPECTED APPROXIMATE INTEREST RATE SENSITIVITY: 2-year bond

 CREDIT QUALITY: U.S. Government Securities and repurchase agreements collat-eralized by such securities

 BENCHMARK: Two-Year U.S. Treasury Security

4-L

                                       FUND INVESTMENT OBJECTIVES AND STRATEGIES

Goldman Sachs Short Duration Tax-Free Fund

 INVESTMENT OBJECTIVE


 The Fund seeks a high level of current income, consistent with relatively low volatility of principal, that is exempt from regular federal income tax.

 PRINCIPAL INVESTMENT STRATEGIES


 The Fund invests, under normal conditions, at least 80% of its net assets in fixed-income securities issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia) and the political subdivisions, agencies and instrumentalities thereof ("Munici-pal Securities"), the interest on which is exempt from regular federal income tax (i.e., excluded from gross income for federal income tax purpos-es), and is not a tax preference item under the federal alternative minimum tax. Under normal circumstances, the Fund's investments in private activity bonds and taxable investments will not exceed, in the aggregate, 20% of the Fund's net assets. The interest from private activity bonds (including the Fund's distributions of such interest) may be a preference item for purposes of the federal alternative minimum tax. 100% of the Fund's portfolio will be invested in U.S. dollar-denominated securities.

 DURATION (UNDER NORMAL INTEREST RATE CONDITIONS):
 Target = Lehman Brothers 3-year Municipal Bond Index plus or minus 0.5 years Maximum = 4 years

 EXPECTED APPROXIMATE INTEREST RATE SENSITIVITY: 3-year bond

 CREDIT QUALITY:
 Minimum = BBB or Baa by a NRSRO at the time of purchase, or, if unrated, determined by the Investment Adviser to be of comparable quality

 BENCHMARK: Lehman Brothers Three-Year Municipal Bond Index

                                                                             5-L

Goldman Sachs Government Income Fund

 INVESTMENT OBJECTIVE


 The Fund seeks a high level of current income, consistent with safety of principal.

 PRINCIPAL INVESTMENT STRATEGIES


 The Fund invests, under normal circumstances, at least 65% of its total assets in U.S. Government Securities and in repurchase agreements collater-alized by such securities. The remainder of the Fund's assets may be invested in non-government securities such as privately issued Mortgage-Backed Securities, asset-backed securities and corporate securities. 100% of the Fund's portfolio will be invested in U.S. dollar-denominated securities.

 DURATION (UNDER NORMAL INTEREST RATE CONDITIONS):
 Target = Lehman Brothers Mutual Fund Government/Mortgage Index plus or minus 1 year
 Maximum = 6 years

 EXPECTED APPROXIMATE INTEREST RATE SENSITIVITY: 5-year bond

 CREDIT QUALITY: Non-U.S. Government Securities rated AAA or Aaa by a NRSRO at the time of purchase or, if unrated, determined by the Investment Adviser to be of comparable quality

 BENCHMARK: Lehman Brothers Mutual Fund Government/Mortgage Index

6-L

                                       FUND INVESTMENT OBJECTIVES AND STRATEGIES

Goldman Sachs Municipal Income Fund

 INVESTMENT OBJECTIVE


 The Fund seeks a high level of current income that is exempt from regular federal income tax, consistent with preservation of capital.

 PRINCIPAL INVESTMENT STRATEGIES


 The Fund invests, under normal circumstances, at least 80% of its net assets in Municipal Securities, the interest on which is exempt from regular fed-eral income tax (i.e., excluded from gross income for federal income tax purposes). The Fund may invest up to 100% of its net assets in private activity bonds, the interest from certain of which (including the Fund's distributions of such interest) may be a preference item for purposes of the federal alternative minimum tax. 100% of the Fund's portfolio will be invested in U.S. dollar-denominated securities.

 DURATION (UNDER NORMAL INTEREST RATE CONDITIONS):
 Target = Lehman Brothers 15-Year Municipal Bond Index plus or minus one year Maximum = 12 years

 EXPECTED APPROXIMATE INTEREST RATE SENSITIVITY: 15-year bond

 CREDIT QUALITY:
 Minimum = BBB/Baa at the time of purchase; Weighted Average = AA or Aa Secu-rities will either be rated by a NRSRO or, if unrated, determined by the Investment Adviser to be of comparable quality

 BENCHMARK: Lehman Brothers 15-Year Municipal Bond Index

                                                                             7-L

Goldman Sachs Core Fixed Income Fund

 INVESTMENT OBJECTIVE


 The Fund seeks a total return consisting of capital appreciation and income that exceeds the total return of the Lehman Brothers Aggregate Bond Index (the "Index").

 PRINCIPAL INVESTMENT STRATEGIES


 The Fund invests, under normal circumstances, at least 65% of its total assets in fixed-income securities, including U.S. Government Securities, corporate debt securities, Mortgage-Backed Securities and asset-backed secu-rities. The Fund may also invest in custodial receipts, Municipal Securities and convertible securities. The Fund's investments in non-U.S. dollar denom-inated obligations will not exceed 25% of its total assets at the time of investment, of which 10% may be invested in obligations of issuers in coun-tries with emerging markets or economies ("emerging countries"). In pursuing its investment objective, the Fund uses the Index as its performance bench-mark, but the Fund will not attempt to replicate the Index. The Fund may, therefore, invest in securities that are not included in the Index.

 DURATION (UNDER NORMAL INTEREST RATE CONDITIONS):
 Target = Lehman Brothers Aggregate Bond Index plus or minus one year Maximum = 6 years

 EXPECTED APPROXIMATE INTEREST RATE SENSITIVITY: 5-year bond

 CREDIT QUALITY:
 Minimum = BBB or Baa; Minimum for non-U.S. dollar denominated securities = AA or Aa

 Securities will either be rated by a NRSRO or, if unrated, determined by the Investment Adviser to be of comparable quality

 BENCHMARK: Lehman Brothers Aggregate Bond Index

8-L

                                       FUND INVESTMENT OBJECTIVES AND STRATEGIES

Goldman Sachs Global Income Fund

 INVESTMENT OBJECTIVE


 The Fund seeks a high total return, emphasizing current income, and, to a lesser extent, providing opportunities for capital appreciation.

 PRINCIPAL INVESTMENT STRATEGIES


 The Fund invests primarily in a portfolio of high quality fixed-income secu-rities of U.S. and foreign issuers and enters into transactions in foreign currencies. Under normal market conditions, the Fund will:
 .Have at least 30% of its total assets, after considering the effect of cur-
  rency positions, denominated in U.S. dollars
 .Invest in securities of issuers in at least three countries
 .Seek to meet its investment objective by pursuing investment opportunities in foreign and domestic fixed-income securities markets and by engaging in currency transactions to seek to enhance returns and to seek to hedge its portfolio against currency exchange rate fluctuations

 The Fund may invest more than 25% of its total assets in the securities of corporate and governmental issuers located in each of Canada, Germany, Japan and the United Kingdom as well as in the securities of U.S. issuers. Not more than 25% of the Fund's total assets will be invested in securities of issuers in any other single foreign country. The Fund may also invest up to 10% of its total assets in issuers in emerging countries.

 The fixed-income securities in which the Fund may invest include:
 .U.S. Government Securities and custodial receipts therefor
 .Securities issued or guaranteed by a foreign government or any of its political subdivisions, authorities, agencies, instrumentalities or by supranational entities
 .Corporate debt securities
 .Certificates of deposit and bankers' acceptances issued or guaranteed by, or time deposits maintained at, U.S. or foreign banks (and their branches wherever located) having total assets of more than $1 billion
 .Commercial paper
 .Mortgage-Backed Securities and asset backed securities

 The Global Income Fund is "non-diversified" under the Investment Company Act of 1940 (the "Act"), and may invest more of its assets in fewer issuers than

                                                                             9-L

Goldman Sachs Global Income Fund continued

 "diversified" mutual funds. Therefore, the Global Income Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

 DURATION (UNDER NORMAL INTEREST RATE CONDITIONS):
 Target = J.P. Morgan Global Government Bond Index (hedged) plus or minus
 2.5 years
 Maximum = 7.5 years

 EXPECTED APPROXIMATE INTEREST RATE SENSITIVITY: 6-year bond

 CREDIT QUALITY:
 Minimum = BBB or Baa at time of purchase; At least 50% of total assets = AAA or Aaa.

 Securities will either be rated by a NRSRO or, if unrated, determined by the Investment Adviser to be of comparable quality

 BENCHMARK: J.P. Morgan Global Government Bond Index (hedged)

10-L

                                       FUND INVESTMENT OBJECTIVES AND STRATEGIES

Goldman Sachs High Yield Fund

 INVESTMENT OBJECTIVE


 The Fund seeks a high level of current income and may also consider the potential for capital appreciation.

 PRINCIPAL INVESTMENT STRATEGIES


 The Fund invests, under normal circumstances, at least 65% of its total assets in high yield, fixed-income securities rated, at the time of invest-ment, below investment grade. Non-investment grade securities are securities rated BB, Ba or below by a NRSRO, or, if unrated, determined by the Invest-ment Adviser to be of comparable quality. The Fund may invest in all types of fixed-income securities, including:
 .Senior and subordinated corporate debt obligations (such as bonds, deben-
  tures, notes and commercial paper)
 .Convertible and non-convertible corporate debt obligations
 .Loan participations
 .Custodial receipts
 .Municipal Securities
 .Preferred stock

 The Fund may invest up to 25% of its total assets in obligations of domestic and foreign issuers (including securities of issuers located in emerging countries) which are denominated in currencies other than the U.S. dollar.

 Under normal market conditions, the Fund may invest up to 35% of its total assets in investment grade fixed-income securities, including U.S. Govern-ment Securities. The Fund may also invest in common stocks, warrants, rights and other equity securities, but will generally hold such equity investments only when debt or preferred stock of the issuer of such equity securities is held by the Fund.

 DURATION (UNDER NORMAL INTEREST RATE CONDITIONS):
 Target = Lehman Brothers High Yield Bond Index plus or minus 2.5 years Maximum = 7.5 years

 EXPECTED APPROXIMATE INTEREST RATE SENSITIVITY: 6-year bond

                                                                            11-L

Goldman Sachs High Yield Fund continued


 CREDIT QUALITY:
 At least 65% of total assets = BB or Ba or lower at the time of investment or, if unrated, determined by the Investment Adviser to be of comparable quality

 NON-INVESTMENT GRADE FIXED INCOME SECURITIES (COMMONLY KNOWN AS "JUNK BONDS") TEND TO OFFER HIGHER YIELDS THAN HIGHER RATED SECURITIES WITH SIMI-LAR MATURITIES. NON-INVESTMENT GRADE FIXED INCOME SECURITIES ARE, HOWEVER, CONSIDERED SPECULATIVE AND GENERALLY INVOLVE GREATER PRICE VOLATILITY AND GREATER RISK OF LOSS OF PRINCIPAL AND INTEREST THAN HIGHER RATED SECURITIES. THE FUND MAY PURCHASE THE SECURITIES OF ISSUERS THAT ARE IN DEFAULT.

 For your information, set forth below is the average distribution of ratings for the portfolio securities (including commercial paper and non-convertible bonds) held by the Fund during the fiscal year ended October 31, 1998:

 CREDIT QUALITY


                                PERCENTAGE OF
                                FUND'S ASSETS
 --------------------------------------------
  AAA/Aaa                             4.7%
  AA/Aa                                 0%
  A                                   0.5%
  BBB/Baa                             0.5%
  BB/Ba                               8.1%
  Below Ba                           81.8%
  Not rated                             0%
  Comparable to A                       0%
  Comparable to BBB/Baa                 0%
  Comparable to BB/Ba or lower        0.9%
  Comparable to Below Ba              3.5%
 --------------------------------------------
                                    100.0%
 --------------------------------------------

 BENCHMARK: Lehman Brothers High Yield Bond Index

12-L

                      [This page intentionally left blank]

                                                                            13-L

Other Investment Practices and Securities

Each of the Funds may use active management techniques to manage its duration and term structure, to manage its exposure (if any) to foreign currencies and to seek enhanced returns. The table below identifies some of these techniques that may (but are not required to) be used by the Funds. The table also high-lights the differences among the Funds in their use of these techniques and other investment practices and investment securities. Numbers in this table show allowable usage only; for actual usage, consult the Fund's annual/semiannual reports. For more information see Appendix A.

10Percent of total assets (italic type)
10Percent of net assets (roman type)
 . No asset limitation on usage; Limited only by the objectives and strategies of the Fund.
--Not permitted.

                                   ADJUSTABLE   SHORT-    SHORT-
                                      RATE     DURATION  DURATION GOVERNMENT
                                   GOVERNMENT GOVERNMENT TAX-FREE   INCOME
                                      FUND       FUND      FUND      FUND
----------------------------------------------------------------------------
Investment Practices
Credit and Interest Rate Swaps         .          .         .         .
Currency Options and Futures           --         --        --        --
Cross Hedging of Currencies            --         --        --        --
Currency Swaps                         --         --        --        --
Financial Futures Contracts            .          .         .         .
Forward Foreign Currency Exchange
 Contracts                             --         --        --        --
Interest Rate Floors, Caps and
 Collars                               .          .         .         .
Mortgage Dollar Rolls                  .          .         --        .
Mortgage Swaps                         .          .         --        .
Options (including Options on
 Futures)                              .          .         .         .
Repurchase Agreements                  .          .         .         .
Securities Lending                     .          .         .         .
Standby Commitments and Tender
 Option Bonds                          --         --        .         --
Options on Foreign Currencies          --         --        --        --
----------------------------------------------------------------------------



14-L

                                       OTHER INVESTMENT PRACTICES AND SECURITIES







MUNICIPAL              CORE FIXED                         GLOBAL
  INCOME                 INCOME                           INCOME                         HIGH YIELD
   FUND                   FUND                             FUND                             FUND
---------------------------------------------------------------------------------------------------
    .                      .                                .                                .
   --                      .                                .                                .
   --                      .                                .                                .
   --                      .                                .                                .
    .                      .                                .                                .
   --                      .                                .                                .
    .                      .                                .                                .
   --                      .                                .                                --
   --                      .                                .                                .
    .                      .                                .                                .
    .                      .                                .                                .
    .                      .                                .                                .
    .                      --                               --                               --
   --                      .                                .                                .
---------------------------------------------------------------------------------------------------

                                                                            15-L

10Percent of total assets (italic type)
10Percent of net assets (roman type)
 . No policy limitation on usage; Limited only by the objective and strategies of the Fund.
--Not permitted.

                                      ADJUSTABLE   SHORT-    SHORT-
                                         RATE     DURATION  DURATION GOVERNMENT
                                      GOVERNMENT GOVERNMENT TAX-FREE   INCOME
                                         FUND       FUND      FUND      FUND
-------------------------------------------------------------------------------
Investment Securities
Asset-Backed Securities                   --         --        --        .
Bank Obligations                          --         --        --        .
Convertible Securities                    --         --        --        --
Corporate Debt Obligations and Trust
 Preferred Securities                     --         --        --        .
Emerging Market Securities                --         --        --        --
Foreign Securities/1/                     --         --        --        --
Foreign Government Securities             --         --        --        --
Non-Investment Grade Fixed
 Income Securities                        --         --        --        --
Loan Participations                       --         --        --        --
Mortgage-Backed Securities
 Adjustable Rate Mortgage Loans           .          .         --        .
 Collateralized Mortgage Obligations      .          .         --        .
 Multiple Class Mortgage-Backed
  Securities                              .          .         --        .
 Privately Issued Mortgage-Backed
  Securities                              --         --        --        .
 Stripped Mortgage-Backed Securities      .          .         --        .
Preferred Stock, Warrants and Rights      --         --        --        --
Structured Securities                     --         --        --        --
Taxable Municipal Securities              --         --        20        --
Tax-Free Municipal Securities             --         --        80+       .
Temporary Investments                     .          .         ./4/      .
-------------------------------------------------------------------------------

 1 Includes issuers domiciled in one country and issuing securities denomi-
   nated in the currency of another.
 2 Investment in non-U.S. dollar-denominated fixed-income securities is lim-
   ited to 25% of total assets.
 3 High Yield Fund may invest up to 35% of total assets in investment grade securities.
 4 Short-Duration Tax-Free and Municipal Income Funds may invest no more than
   20% of net assets in taxable investments.
 5 High Yield Fund may for this purpose invest in investment grade securities.

16-L

                                       OTHER INVESTMENT PRACTICES AND SECURITIES





MUNICIPAL              CORE FIXED                         GLOBAL
  INCOME                 INCOME                           INCOME                         HIGH YIELD
   FUND                   FUND                             FUND                             FUND
---------------------------------------------------------------------------------------------------
   --                      .                                .                                .
   --                      .                                .                                .
   --                      .                                --                               .
   --                      .                                .                                .
   --                      10                               10                               25
   --                      ./2/                             .                                ./2/
   --                      .                                .                                .
   --                      --                               --                               65+/3/
   --                      --                               --                               .
   --                      .                                .                                .
   --                      .                                .                                .
   --                      .                                .                                .
   --                      .                                .                                .
   --                      .                                .                                .
   --                      --                               --                               .
   --                      .                                .                                .
   20                      .                                --                               .
   80+                     .                                --                               .
    ./4/                   .                                .                                ./5/
---------------------------------------------------------------------------------------------------


                                                                            17-L

Principal Risks of the Funds

Loss of money is a risk of investing in each Fund. The following summarizes important risks that apply to the Funds and may result in a loss of your investment. None of the Funds should be relied upon as a complete investment program. There can be no assurance that a Fund will achieve its investment objective.



 .Applicable
--Not Applicable

                       ADJUSTABLE   SHORT-    SHORT-
                          RATE     DURATION  DURATION GOVERNMENT
                       GOVERNMENT GOVERNMENT TAX-FREE   INCOME
INVESTMENT RISK           FUND       FUND      FUND      FUND
----------------------------------------------------------------
Interest Rate              .          .         .         .
Credit/Default             .          .         .         .
Call                       .          .         .         .
Extension                  .          .         .         .
Derivatives                .          .         .         .
Government Securities      .          .         .         .
Market                     .          .         .         .
Management                 .          .         .         .
Other                      .          .         .         .
Concentration              --         --        --        --
Foreign                    --         --        --        --
Junk Bond                  --         --        --        --
Tax                        --         --        .         --
----------------------------------------------------------------

18-L

                                                     PRINCIPAL RISKS OF THE FUND







MUNICIPAL              CORE FIXED                         GLOBAL
  INCOME                 INCOME                           INCOME                         HIGH YIELD
   FUND                   FUND                             FUND                             FUND
---------------------------------------------------------------------------------------------------
    .                      .                                .                                .
    .                      .                                .                                .
    .                      .                                .                                .
    .                      .                                .                                .
    .                      .                                .                                .
    .                      .                                .                                .
    .                      .                                .                                .
    .                      .                                .                                .
    .                      .                                .                                .
   --                      --                               .                                --
   --                      .                                .                                .
   --                      --                               --                               .
    .                      --                               --                               --
---------------------------------------------------------------------------------------------------

                                                                            19-L

                                                     PRINCIPAL RISKS OF THE FUND

All Funds:

 .INTEREST RATE RISK--The risk that, when interest rates increase, fixed-income securities held by a Fund will decline in value. Long-term fixed-income securities will normally have more price volatility because of this risk than short-term securities.
 .CREDIT/DEFAULT RISK--The risk that an issuer of fixed-income securities held by a Fund (which may have low credit ratings) may default on its obligation to pay interest and repay principal.
 .CALL RISK--The risk that an issuer will exercise its right to pay principal on an obligation held by a Fund (such as a Mortgage-Backed Security) earlier than expected. This may happen when there is a decline in interest rates. Under these circumstances, a Fund may be unable to recoup all of its initial investment and will also suffer from having to reinvest in lower yielding securities.
 .EXTENSION RISK--The risk that an issuer will exercise its right to pay principal on an obligation held by a Fund (such as a Mortgage-Backed Security) later than expected. This may happen when there is a rise in interest rates. Under these circumstances, the value of the obligation will decrease and a Fund will also suffer from the inability to invest in higher yielding securities.
 .DERIVATIVES RISK--The risk that loss may result from a Fund's investments in options, futures, swaps, structured securities and other derivative instruments, which may be leveraged.
 .GOVERNMENT SECURITIES RISK--The risk that the U.S. government will not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law.
 .MARKET RISK--The risk that the value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods.
 .MANAGEMENT RISK--The risk that a strategy used by the Investment Adviser may fail to produce the intended results.
 .OTHER RISKS--Each Fund is subject to other risks, such as the risk that its operations, or the value of its portfolio securities, will be disrupted by the "Year 2000 Problem."

Specific Funds:
 .CONCENTRATION RISK--The Global Income Fund may invest more than 25% of its total assets in the securities of corporate and governmental issuers located in each of Canada, Germany, Japan and the United Kingdom, as well as in the securities of U.S. issuers. Concentration of the Fund's investments in such issuers will subject the Fund, to a greater extent than if investments were less concentrated, to the risks of adverse securities markets, exchange rates and social, political or economic events which may occur in those countries.

20-L

                                                     PRINCIPAL RISKS OF THE FUND

 .FOREIGN RISKS--The Core Fixed Income, Global Income and High Yield Fund will be subject to risks with respect to their foreign investments that are not typically associated with domestic issuers. These risks result from less gov-ernment regulation, less public information and less economic, political and social stability. The Funds will also be subject to the risk of negative for-eign currency rate fluctuations. Foreign risks will normally be greatest when a Fund invests in issuers located in emerging countries.
 ."JUNK BOND" RISK--The High Yield Fund will invest in non-investment grade fixed-income securities (commonly known as "junk bonds") that are considered predominantly speculative by traditional investment standards. Non-investment grade fixed-income securities and unrated securities of comparable credit quality are subject to the increased risk of an issuer's inability to meet principal and interest obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less secondary market liquidity.
 .TAX RISK--The Short Duration Tax-Free and Municipal Income Funds may be more adversely impacted by changes in tax rates and policies than the other Funds. Because interest income from Municipal Securities is normally not subject to regular federal income taxation, the attractiveness of Municipal Securities in relation to other investment alternatives is affected by changes in federal income tax rates applicable to, or the continuing federal income tax-exempt status of, such interest income. Any proposed or actual changes in such rates or exempt status, therefore, can significantly affect the demand for and sup-ply, liquidity and marketability of Municipal Securities. This could in turn affect a Fund's ability to acquire and dispose of Municipal Securities at desirable yield and price levels.

More information about the Funds' portfolio securities and investment tech-niques, and their associated risks, is provided in Appendix A. You should con-sider the investment risks discussed in this section and Appendix A. Both are important to your investment choice.

                                                                            21-L

Fund Performance

 HOW THE FUNDS HAVE PERFORMED


 The bar charts and tables below provide an indication of the risks of investing in a Fund by showing: (a) changes in the performance of a Fund's Institutional Shares from year to year; and (b) how the average annual returns of the Fund's Institutional Shares compare to those of a broad-based securities market index. The bar chart and table assume reinvestment of div-idends and distributions. A Fund's past performance is not necessarily an indication of how the Fund will perform in the future. Performance reflects expense limitations in effect. If expense limitations were not in place, a Fund's performance would have been reduced.

Adjustable Rate Government Fund

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------

 Best Quarter
 Q   "9         %

 Worst Quarter
 Q   "9         %

                                             (BAR CHART)



 AVERAGE ANNUAL TOTAL RETURN


  FOR THE PERIODS ENDING DECEMBER
  31, 1998                           1 YEAR 3 YEARS 5 YEARS SINCE INCEPTION
 --------------------------------------------------------------------------
  INSTITUTIONAL SHARES (Inception
   7/17/91)                             %       %       %           %
  Six-Month U.S. Treasury Security*     %       %       %           %
  One-Year U.S. Treasury Security*      %       %       %           %
 --------------------------------------------------------------------------

 * The Six-Month and One-Year U.S. Treasury Securities, as reported by Merrill Lynch, do not reflect any fees or expenses.

Short Duration Government Fund

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------

 Best Quarter
 Q   "9         %

 Worst Quarter
 Q   "9         %

                                             [BAR CHART]




 AVERAGE ANNUAL TOTAL RETURN


  FOR THE PERIODS ENDING
  DECEMBER 31, 1998        1 YEAR 3 YEARS 5 YEARS 10 YEARS SINCE INCEPTION
 -------------------------------------------------------------------------
  INSTITUTIONAL SHARES
   (Inception 8/15/88)        %       %       %       %            %
  Two-Year U.S. Treasury
   Security*                  %       %       %       %            %
 -------------------------------------------------------------------------

 * The Two-Year U.S. Treasury Security, as reported by Merrill Lynch, does not reflect any fees or expenses.

Short Duration Tax-Free Fund

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------

 Best Quarter
 Q   "9         %

 Worst Quarter
 Q   "9         %

                                             [BAR CHART]



 AVERAGE ANNUAL TOTAL RETURN


  FOR THE PERIODS ENDING DECEMBER 31,
  1998                                  1 YEAR 3 YEARS 5 YEARS SINCE INCEPTION
 -----------------------------------------------------------------------------
  INSTITUTIONAL SHARES (Inception
   10/1/92)                                %       %       %           %
  Lehman Brothers Three-Year Municipal
   Bond Index*                             %       %       %           %
 -----------------------------------------------------------------------------

 *The Lehman Brothers Three-Year Municipal Bond Index, an unmanaged index, does not reflect any fees or expenses.

Government Income Fund

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------

 Best Quarter
 Q   "9         %

 Worst Quarter
 Q   "9         %

                                             [BAR CHART]



 AVERAGE ANNUAL TOTAL RETURN


  FOR THE PERIODS ENDING DECEMBER 31, 1998                1YEAR SINCE INCEPTION
 ------------------------------------------------------------------------------
  INSTITUTIONAL SHARES (Inception 8/15/97)                   %          %
  Lehman Brothers Mutual Fund Government/Mortgage Index*     %          %
 ------------------------------------------------------------------------------

 *The Lehman Brothers Mutual Fund Government/Mortgage Index, an unmanaged index, does not reflect any fees or expenses.

Municipal Income Fund

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------

 Best Quarter
 Q   "9         %

 Worst Quarter
 Q   "9         %

                                             [BAR CHART]



 AVERAGE ANNUAL TOTAL RETURN


  FOR THE PERIODS ENDING DECEMBER 31, 1998       1 YEAR SINCE INCEPTION
 ----------------------------------------------------------------------
  INSTITUTIONAL SHARES (Inception 8/15/97)          %           %
  Lehman Brothers 15-Year Municipal Bond Index*     %           %
 ----------------------------------------------------------------------

 * The Lehman Brothers 15-Year Municipal Bond Index, an unmanaged index, is a total return performance benchmark for the 15-year maturity, investment-grade tax-exempt bond market. The Index figures do not reflect any fees or expenses.

Core Fixed Income Fund

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------

 Best Quarter
 Q   "9         %

 Worst Quarter
 Q   "9         %

                                             [BAR CHART]



 AVERAGE ANNUAL TOTAL RETURN


  FOR THE PERIODS ENDING DECEMBER 31, 1998   1 YEAR 3 YEARS SINCE INCEPTION
 --------------------------------------------------------------------------
  INSTITUTIONAL SHARES (Inception 1/05/94)      %       %           %
  Lehman Brothers Aggregate Bond Index*         %       %           %
 --------------------------------------------------------------------------

 *The Lehman Brothers Aggregate Bond Index represents an unmanaged diversified portfolio of fixed-income securities, including U.S. Treasuries, investment-grade corporate bonds, and mortgage-backed and asset-backed securities. The Index figures do not reflect any fees or expenses.

Global Income Fund

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------

 Best Quarter
 Q   "9

 Worst Quarter
 Q   "9

                                             [BAR CHART]



 AVERAGE ANNUAL TOTAL RETURN


  FOR THE PERIODS ENDING DECEMBER 31, 1998   1 YEAR 3 YEARS SINCE INCEPTION
 --------------------------------------------------------------------------
  INSTITUTIONAL SHARES (Inception 8/1/95)       %       %           %
  J.P. Morgan Global Government Bond Index
   (hedged)*                                    %       %           %
 --------------------------------------------------------------------------

 * The J.P. Morgan Global Government Bond Index (hedged), an unmanaged index, does not reflect any fees or expenses.

High Yield Fund

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------

 Best Quarter
 Q   "9         %

 Worst Quarter
 Q   "9         %

                                          [INSERT BAR CHART]



 AVERAGE ANNUAL TOTAL RETURN


  FOR THE PERIODS ENDING DECEMBER 31, 1998   1 YEAR SINCE INCEPTION
 ------------------------------------------------------------------
  INSTITUTIONAL SHARES (Inception 8/01/97)      %           %
  Lehman Brothers High Yield Bond Index*        %           %
 ------------------------------------------------------------------

 *The Lehman Brothers High Yield Bond Index is a total return performance benchmark for fixed-income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $100 million and at least one year to maturity. The Index is unmanaged and does not reflect any fees or expenses.

                      [This page intentionally left blank]

Fund Fees and Expenses (Institutional Shares)

This table describes the fees and expenses that you may pay if you buy and hold Institutional Shares of a Fund.

                                            ADJUSTABLE   SHORT     SHORT
                                               RATE     DURATION  DURATION
                                            GOVERNMENT GOVERNMENT TAX-FREE
                                               FUND       FUND      FUND
--------------------------------------------------------------------------
Shareholder Fees
(fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on
 Purchases                                     None       None      None
Maximum Deferred Sales Charge (Load)           None       None      None
Maximum Sales Charge (Load) Imposed on
 Reinvested Dividends                          None       None      None
Redemption Fees                                None       None      None
Exchange Fees                                  None       None      None
Annual Fund Operating Expenses
(expenses that are deducted from Fund
 assets):/1/
Management Fees/2/                            0.40%      0.50%     0.40%
Other Expenses/3/                             0.13%      0.26%     0.64%
--------------------------------------------------------------------------
Total Fund Operating Expenses/3/              0.53%      0.76%     1.04%
--------------------------------------------------------------------------

/1/The Funds' annual operating expenses have been restated to reflect current fees.
/2/The Investment Adviser has voluntarily agreed not to impose a portion of the management fee on the Short Duration Tax-Free, Government Income, Municipal Income and Global Income Funds equal to 0.05%, 0.11%, 0.05% and 0.25%, respec-tively. AS A RESULT OF FEE WAIVERS, THE CURRENT MANAGEMENT FEES OF THE SHORT DURATION TAX-FREE, GOVERNMENT INCOME, MUNICIPAL INCOME AND GLOBAL INCOME FUNDS ARE 0.35%, 0.54%, 0.50% AND 0.65%, RESPECTIVELY, OF SUCH FUNDS' AVERAGE DAILY NET ASSETS. THE WAIVERS MAY BE TERMINATED AT ANY TIME AT THE OPTION OF THE INVESTMENT ADVISER.

                                                          FUND FEES AND EXPENSES


                                                  CORE
GOVERNMENT           MUNICIPAL                   FIXED                    GLOBAL                   HIGH
  INCOME              INCOME                     INCOME                   INCOME                   YIELD
   FUND                FUND                       FUND                     FUND                    FUND
--------------------------------------------------------------------------------------------------------
    None                None                      None                     None                     None
    None                None                      None                     None                     None
    None                None                      None                     None                     None
    None                None                      None                     None                     None
    None                None                      None                     None                     None
   0.65%               0.55%                     0.40%                    0.90%                    0.70%
   0.31%               0.43%                     0.25%                    0.20%                    0.15%
--------------------------------------------------------------------------------------------------------
   0.96%               0.98%                     0.65%                    1.10%                    0.85%
--------------------------------------------------------------------------------------------------------

 /3/"Other Expenses" include transfer agency fees equal to 0.04% of the aver-age daily net assets of each Fund's Institutional Shares, plus all other ordinary expenses of the Funds not detailed above. The Investment Adviser has voluntarily agreed to reduce or limit "Other Expenses" of each Fund (excluding management fees, transfer agency fees, taxes, interest and bro-kerage fees and litigation, indemnification and other extraordinary expenses) to the following percentages of each Fund's average daily net assets:

                     OTHER
                    EXPENSES
 ---------------------------
  Adjustable Rate
   Government        0.05%
  Short Duration
   Government           0%
  Short Duration
   Tax-Free             0%
  Government
   Income               0%
  Municipal Income      0%
  Core Fixed
   Income            0.10%
  Global Income         0%
  High Yield         0.02%

AS A RESULT OF CURRENT WAIVERS AND EXPENSE LIMITATIONS ACTUALLY INCURRED, "OTHER EXPENSES" AND "TOTAL FUND OPERATING EXPENSES" OF THE FUNDS ARE AS SET FORTH BELOW. THE WAIVERS AND EXPENSE LIMITATIONS MAY BE TERMINATED AT ANY TIME AT THE OPTION OF THE INVESTMENT ADVISER. If this occurs, "Other Expenses" and "Total Fund Operating Expenses" may increase without shareholder approval.


                                                                       TOTAL FUND
                                    OTHER EXPENSES                 OPERATING EXPENSES
-------------------------------------------------------------------------------------
Adjustable Rate Government              0.09%                            0.49%
-------------------------------------------------------------------------------------
Short Duration Government               0.04%                            0.54%
-------------------------------------------------------------------------------------
Short Duration Tax-Free                 0.04%                            0.39%
-------------------------------------------------------------------------------------
Government Income                       0.04%                            0.58%
-------------------------------------------------------------------------------------
Municipal Income                        0.04%                            0.54%
-------------------------------------------------------------------------------------
Core Fixed Income                       0.14%                            0.54%
-------------------------------------------------------------------------------------
Global Income                           0.04%                            0.69%
-------------------------------------------------------------------------------------
High Yield                              0.06%                            0.76%
-------------------------------------------------------------------------------------

                                                          FUND FEES AND EXPENSES

Example


The following Example is intended to help you compare the cost of investing in a Fund (without the waivers and expense limitations) with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Institu-tional Shares of a Fund for the time periods indicated and then redeem all of your Institutional Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that a Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                            1 YEAR 3 YEARS 5 YEARS 10 YEARS
-----------------------------------------------------------
ADJUSTABLE RATE GOVERNMENT   $ 54   $170    $296    $  665
-----------------------------------------------------------
SHORT DURATION GOVERNMENT    $ 78   $243    $422    $  942
-----------------------------------------------------------
SHORT DURATION TAX-FREE      $106   $331    $574    $1,271
-----------------------------------------------------------
GOVERNMENT INCOME            $ 98   $306    $531    $1,178
-----------------------------------------------------------
MUNICIPAL INCOME             $100   $312    $542    $1,201
-----------------------------------------------------------
CORE FIXED INCOME            $ 66   $208    $362    $  810
-----------------------------------------------------------
GLOBAL INCOME                $112   $350    $606    $1,340
-----------------------------------------------------------
HIGH YIELD                   $ 87   $271    $471    $1,049
-----------------------------------------------------------

Institutions that invest in Institutional Shares on behalf of their customers may charge other fees directly to their customer accounts in connection with their investments. Such fees, if any, may affect the return such customers realize with respect to their investments.

Certain institutions that invest in Institutional Shares on behalf of their customers may receive certain compensation in connection with the sale and dis-tribution of such shares or for services to their customers' accounts and/or the Funds. Such fees, if any, may affect the return such customers realize with respect to their investments. For additional information regarding such compen-sation, see "Shareholder Guide" in the Prospectus and "Other Information" in the Statement of Additional Information ("Additional Statement").

 Service Providers

 INVESTMENT ADVISERS



  INVESTMENT ADVISER                            FUND
 ------------------------------------------------------------------------------
  Goldman Sachs Asset Management ("GSAM")       Short Duration Tax-Free Fund
  One New York Plaza                            Government Income Fund
  New York, New York 10004                      Municipal Income Fund
                                                Core Fixed Income Fund
                                                High Yield Fund
 ------------------------------------------------------------------------------
  Goldman Sachs Funds Management, L.P.
   ("GSFM")                                     Adjustable Rate Government Fund
  One New York Plaza                            Short Duration Government Fund
  New York, New York 10004
 ------------------------------------------------------------------------------
  Goldman Sachs Asset Management International
   ("GSAMI")                                    Global Income Fund
  133 Peterborough Court
  London EC4A 2BB
  England
 ------------------------------------------------------------------------------

 GSAM is a separate operating division of Goldman Sachs, which registered as an investment adviser in 1981. GSFM, a registered investment adviser since 1990, is a Delaware limited partnership which is an affiliate of Goldman Sachs. GSAMI, a member of the Investment Management Regulatory Organization Limited since 1990 and a registered investment adviser since 1991, is an affiliate of Goldman Sachs. As of February , 1999, GSAM, GSFM and GSAMI, together with their affiliates, acted as investment adviser or distributor
 for assets in excess of $   billion.

 The Investment Adviser provides day-to-day advice regarding the Funds' port-folio transactions. The Investment Adviser makes the investment decisions for the Funds and places purchase and sale orders for the Funds' portfolio transactions in the U.S. and foreign markets. As permitted by applicable law, these orders may be directed to any brokers, including Goldman Sachs and its affiliates. While the Investment Adviser is ultimately responsible for the management of the Funds, it is able to draw upon the research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. In addition, the Investment Adviser has access to the research and certain proprietary tech-nical models developed by Goldman Sachs, and will apply quantitative and qualitative analysis in determining the appropriate allocations among cate-gories of issuers and types of securities.

                                                                             1-M

 The Investment Adviser also performs the following additional services for the Funds:
 .Supervises all non-advisory operations of the Funds
 .Provides personnel to perform necessary executive, administrative and clerical services to the Funds
 .Arranges for the preparation of all required tax returns, reports to shareholders, prospectuses and statements of additional information and other reports filed with the Securities and Exchange Commission (the "SEC") and other regulatory authorities
 .Maintains the records of each Fund
 .Provides office space and all necessary office equipment and services

 MANAGEMENT FEES


 As compensation for its services and its assumption of certain expenses, the Investment Adviser is entitled to the following fees, computed daily and payable monthly, at the annual rates listed below:

                                               FOR THE FISCAL YEAR ENDED
                              CONTRACTUAL RATE OCTOBER 31, 1998
 -----------------------------------------------------------------------
  GSAM:
 -----------------------------------------------------------------------
  Short Duration Tax-Free          0.40%                 0.39%
 -----------------------------------------------------------------------
  Government Income                0.65%                 0.52%
 -----------------------------------------------------------------------
  Municipal Income                 0.55%                 0.54%
 -----------------------------------------------------------------------
  Core Fixed Income                0.40%                 0.40%
 -----------------------------------------------------------------------
  High Yield                       0.70%                 0.68%
 -----------------------------------------------------------------------
  GSFM:
 -----------------------------------------------------------------------
  Adjustable Rate Government       0.40%                 0.40%
 -----------------------------------------------------------------------
  Short Duration Government        0.50%                 0.47%
 -----------------------------------------------------------------------
  GSAM:
 -----------------------------------------------------------------------
  Global Income                    0.90%                 0.60%
 -----------------------------------------------------------------------

 The difference, if any, between the stated fees and the actual fees paid by the Funds reflects that the Investment Adviser did not charge the full amount of the fees to which it would have been entitled. The Investment Adviser may discontinue or modify its voluntary limitation in the future at its discretion.

2-M

                                                               SERVICE PROVIDERS


 FUND MANAGERS


 Fixed Income Portfolio Management Team
 .Fixed-income portfolio management is comprised of a deep team of sector specialists
 .The team strives to maximize risk-adjusted returns by de-emphasizing interest rate anticipation and focusing on security selection and sector allocation
 .The team manages approximately $40 billion in fixed-income assets for retail, institutional and high net worth clients

--------------------------------------------------------------------------------
U.S. Fixed Income-Investment Management Team

                                                 YEARS PRIMARILY
 NAME AND TITLE   FUND RESPONSIBILITY            RESPONSIBLE     FIVE YEAR EMPLOYMENT HISTORY
---------------------------------------------------------------------------------------------
 Erica Adelberg       PORTFOLIO MANAGER--          SINCE 1995      MS. ADELBERG JOINED THE
 VICE PRESIDENT       GOVERNMENT INCOME FUND                       INVESTMENT ADVISER IN
                                                                   1995, AFTER WORKING AS A
                                                                   MORTGAGE STRATEGIST AT
                                                                   GOLDMAN SACHS.
---------------------------------------------------------------------------------------------
 Jonathan A.          PORTFOLIO MANAGER--          SINCE 1991      MR. BEINNER JOINED THE
 Beinner              ADJUSTABLE RATE                              INVESTMENT ADVISER IN
 MANAGING              GOVERNMENT FUND                             1990.
 DIRECTOR AND         SHORT DURATION GOVERNMENT
 CO-HEAD U.S.          FUND
 FIXED INCOME         GOVERNMENT INCOME FUND
                      CORE FIXED INCOME FUND
---------------------------------------------------------------------------------------------
 James B. Clark       PORTFOLIO MANAGER--          SINCE 1994      MR. CLARK JOINED THE
 VICE PRESIDENT       ADJUSTABLE RATE                              INVESTMENT ADVISER IN
                       GOVERNMENT FUND                             1994 AFTER WORKING AS AN
                      SHORT DURATION GOVERNMENT                    INVESTMENT MANAGER IN
                       FUND                                        THE MORTGAGE BACK
                      GOVERNMENT INCOME FUND                       SECURITIES GROUP AT
                                                                   TRAVELERS INSURANCE
                                                                   COMPANY.
---------------------------------------------------------------------------------------------
 Peter A. Dion        PORTFOLIO MANAGER--          SINCE 1995      MR. DION JOINED THE
 VICE PRESIDENT       ADJUSTABLE RATE                              INVESTMENT ADVISER IN
                       GOVERNMENT FUND                             1992.
                      SHORT DURATION GOVERNMENT
                       FUND
---------------------------------------------------------------------------------------------
 C. Richard Lucy      PORTFOLIO MANAGER--          SINCE 1992      MR. LUCY JOINED THE
 MANAGING             ADJUSTABLE RATE                              INVESTMENT ADVISER IN
 DIRECTOR AND          GOVERNMENT FUND                             1992.
 CO-HEAD U.S.         SHORT DURATION GOVERNMENT
 FIXED INCOME          FUND
                      GOVERNMENT INCOME FUND
                      CORE FIXED INCOME FUND
---------------------------------------------------------------------------------------------
 James P.             PORTFOLIO MANAGER--          SINCE 1995      MR. MCCARTHY JOINED THE
 McCarthy             ADJUSTABLE RATE                              INVESTMENT ADVISER IN
 VICE PRESIDENT        GOVERNMENT FUND                             1995 AFTER WORKING FOUR
                      SHORT DURATION GOVERNMENT                    YEARS AT NOMURA
                       FUND                                        SECURITIES, WHERE HE WAS
                                                                   AN ASSISTANT VICE
                                                                   PRESIDENT AND AN
                                                                   ADJUSTABLE RATE MORTGAGE
                                                                   TRADER.
---------------------------------------------------------------------------------------------

                                                                             3-M

U.S. Fixed Income-Municipal Investment Management Team

                                      YEARS PRIMARILY
 NAME AND TITLE   FUND RESPONSIBILITY RESPONSIBLE     FIVE YEAR EMPLOYMENT HISTORY
----------------------------------------------------------------------------------
 Elisabeth Shupf   PORTFOLIO            SINCE 1995     BEFORE REJOINING THE
 Lonsdale          MANAGER --                          INVESTMENT ADVISER IN LATE
 VICE PRESIDENT    SHORT DURATION                      1995, MS. LONSDALE WAS A
                   TAX-FREE  FUND                      DIRECTOR OF FITCH INVESTORS
                   MUNICIPAL INCOME                    SERVICE DURING MOST OF
                   FUND                                1995, EVALUATING THE CREDIT
                                                       RATINGS OF TAX-BACKED
                                                       ISSUES. PRIOR TO THAT, SHE
                                                       WORKED FOR TEN YEARS IN THE
                                                       GOLDMAN SACHS MUNICIPAL
                                                       FINANCE DEPARTMENT.
----------------------------------------------------------------------------------
 Benjamin S.       PORTFOLIO            SINCE 1993     MR. THOMPSON JOINED THE
 Thompson          MANAGER --                          INVESTMENT ADVISER IN 1992.
 VICE PRESIDENT    SHORT DURATION
                   TAX-FREE  FUND
                   MUNICIPAL INCOME
                   FUND
----------------------------------------------------------------------------------

U.S. Fixed Income-High Yield Investment Management Team

                                      YEARS PRIMARILY
 NAME AND TITLE   FUND RESPONSIBILITY RESPONSIBLE     FIVE YEAR EMPLOYMENT HISTORY
----------------------------------------------------------------------------------
 Rachel Golder     PORTFOLIO            SINCE 1997     MS. GOLDER JOINED THE
 VICE PRESIDENT    MANAGER --                          INVESTMENT ADVISER IN 1997.
                   HIGH YIELD FUND                     SHE IS RESPONSIBLE FOR
                                                       MANAGING HIGH YIELD ASSETS.
                                                       PRIOR TO JOINING THE
                                                       INVESTMENT ADVISER, SHE
                                                       SPENT SIX YEARS AT SAUDI
                                                       INTERNATIONAL BANK AS A
                                                       HIGH YIELD CREDIT ANALYST
                                                       AND PORTFOLIO MANAGER.
----------------------------------------------------------------------------------
 Andrew Jessop     PORTFOLIO            SINCE 1997     MR. JESSOP JOINED THE
 VICE PRESIDENT    MANAGER --                          INVESTMENT ADVISER IN 1997.
                   HIGH YIELD FUND                     HE IS RESPONSIBLE FOR
                                                       MANAGING HIGH YIELD ASSETS.
                                                       PREVIOUSLY, HE WORKED SIX
                                                       YEARS MANAGING HIGH YIELD
                                                       PORTFOLIOS AT SAUDI
                                                       INTERNATIONAL BANK IN
                                                       LONDON.
----------------------------------------------------------------------------------

4-M

                                                               SERVICE PROVIDERS


                                      YEARS PRIMARILY
 NAME AND TITLE   FUND RESPONSIBILITY RESPONSIBLE     FIVE YEAR EMPLOYMENT HISTORY
----------------------------------------------------------------------------------
 Michael L.        PORTFOLIO            SINCE 1997     MR. PASTERNAK IS A PRODUCT
 Pasternak         MANAGER --                          MANAGER FOR HIGH YIELD
 VICE PRESIDENT    HIGH YIELD FUND                     ASSETS AND CONTRIBUTES TO
                                                       THE MANAGEMENT OF HIGH
                                                       YIELD ASSETS. HE JOINED THE
                                                       INVESTMENT ADVISER IN 1997.
                                                       PRIOR TO THAT, HE SPENT
                                                       EIGHT YEARS MANAGING HIGH
                                                       YIELD CORPORATE BOND AND
                                                       LOAN PORTFOLIOS AT SAUDI
                                                       INTERNATIONAL BANK IN
                                                       LONDON.
----------------------------------------------------------------------------------
 Christopher       PORTFOLIO            SINCE 1997     MR. TESTA JOINED THE
 Testa             MANAGER --                          INVESTMENT ADVISER IN 1994.
 VICE PRESIDENT    HIGH YIELD FUND                     HE IS RESPONSIBLE FOR
 AND DIRECTOR OF                                       MANAGING HIGH YIELD ASSETS.
 CREDIT RESEARCH                                       BEFORE JOINING THE
                                                       INVESTMENT ADVISER, HE WAS
                                                       A CREDIT ANALYST WITH CS
                                                       FIRST BOSTON FROM    TO   .
                                                       PRIOR TO THAT, HE WAS AN
                                                       ANALYST FOR METROPOLITAN
                                                       LIFE INSURANCE COMPANY
                                                       INVESTING IN PRIVATE
                                                       PLACEMENTS AND PUBLIC DEBT.
----------------------------------------------------------------------------------

Global Fixed Income Investment Management Team

                                      YEARS PRIMARILY
 NAME AND TITLE   FUND RESPONSIBILITY RESPONSIBLE     FIVE YEAR EMPLOYMENT HISTORY
----------------------------------------------------------------------------------
 Stephen           PORTFOLIO            SINCE 1992     MR. FITZGERALD JOINED THE
 Fitzgerald        MANAGER --                          INVESTMENT ADVISER IN 1992.
 EXECUTIVE         GLOBAL INCOME
 DIRECTOR,         FUND
 MANAGING
 DIRECTOR AND
 CHIEF
 INVESTMENT
 OFFICER FOR
 INTERNATIONAL
 INCOME
----------------------------------------------------------------------------------
 Andrew Wilson     PORTFOLIO            SINCE 1995     MR. WILSON JOINED THE
 EXECUTIVE         MANAGER --                          INVESTMENT ADVISER IN 1995.
 DIRECTOR          GLOBAL INCOME                       PRIOR TO HIS CURRENT
                   FUND                                POSITION, HE SPENT THREE
                                                       YEARS AS AN ASSISTANT
                                                       DIRECTOR AT ROTHSCHILD
                                                       ASSET MANAGEMENT, WHERE HE
                                                       WAS RESPONSIBLE FOR
                                                       MANAGING GLOBAL AND
                                                       INTERNATIONAL BOND
                                                       PORTFOLIOS WITH SPECIFIC
                                                       FOCUS ON THE U.S.,
                                                       CANADIAN, AUSTRALIAN AND
                                                       JAPANESE ECONOMIES.
----------------------------------------------------------------------------------

                                                                             5-M

 DISTRIBUTOR AND TRANSFER AGENT


 Goldman Sachs, 85 Broad Street, New York, New York 10004, serves as the exclusive distributor (the "Distributor") of each Fund's shares. Goldman Sachs, 4900 Sears Tower, Chicago, Illinois 60606, also serves as the Funds' transfer agent (the "Transfer Agent") and as such performs various share-holder servicing functions.

 From time to time, Goldman Sachs or any of its affiliates may purchase and hold shares of the Funds. Goldman Sachs reserves the right to redeem at any time some or all of the shares acquired for its own account.

 ACTIVITIES OF GOLDMAN SACHS AND ITS AFFILIATES AND OTHER ACCOUNTS MANAGED BY GOLDMAN SACHS


 The involvement of the Investment Adviser, Goldman Sachs and their affili-ates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to a Fund or limit a Fund's investment activities. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the Funds and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as the Funds. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Funds. The results of a Fund's investment activities, therefore, may differ from those of Goldman Sachs and its affiliates and it is possible that a Fund could sustain losses during periods in which Goldman Sachs and its affili-ates and other accounts achieve significant profits on their trading for proprietary or other accounts. In addition, the Funds may, from time to time, enter into transactions in which other clients of Goldman Sachs have an adverse interest. From time to time, a Fund's activities may be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions.

6-M

                                                               SERVICE PROVIDERS


 YEAR 2000


Many computer systems were designed using only two digits to signify the year (for example, "98" for "1998"). On January 1, 2000, if these computer systems are not corrected, they may incorrectly interpret "00" as the year "1900" rather than the year "2000," leading to computer shutdowns or errors (commonly known as the "Year 2000 Problem"). To the extent these systems conduct forward-looking calculations, these computer problems may occur prior to January 1, 2000. Like other investment companies and financial and business organizations, the Funds could be adversely affected in their ability to process securities trades, price securities, provide shareholder account services and otherwise conduct normal business operations if the computer systems used by the Invest-ment Adviser or other Fund service providers do not adequately address this problem in a timely manner.

In order to address the Year 2000 Problem, the Investment Adviser has taken the following measures:

 .The Investment Adviser has established a dedicated group to analyze these issues and to implement the systems modifications necessary to prepare for the Year 2000 Problem.
 .Currently, the Investment Adviser does not anticipate that the transition to the 21st century will have any material impact on its ability to continue to service the Funds at current levels.
 .The Investment Adviser has sought assurances from the Funds' other service providers that they are taking the steps necessary so that they do not experience Year 2000 Problems, and the Investment Adviser will continue to monitor the situation.
 .At this time, however, no assurance can be given that the actions taken by the Investment Adviser and the Funds' other service providers will be sufficient to avoid any adverse effect on the Funds due to the Year 2000 Problem. Furthermore, even if the actions taken by the Fund's Investment Adviser and other service providers are successful, the Fund may nevertheless suffer losses if the issuers of securities held by the Fund are adversely affected by the Year 2000 Problem. Also, it is possible that the normal operations of the Fund will, in any event, be disrupted significantly by the failure of communications and public utility companies, governmental entities, financial processors or others to perform their services as a result of the Year 2000 Problem.

                                                                             7-M

Dividends

Over the course of the fiscal year, dividends accrued and paid will constitute all or substantially all of the Funds' net investment income. The Funds also intend that all net realized capital gains (after taking into account any available capital loss carryovers) will be declared as a dividend at least annually. You may choose to have dividends paid in:
 .Cash
 .Additional shares of the same class of the same Fund
 .Shares of the same or an equivalent class of another Goldman Sachs Fund or units of the ILA Portfolios. Special restrictions may apply for exchanges in certain ILA Portfolios. See the Additional Statement.

You may indicate your election on your Account Application. Any changes may be submitted in writing to Goldman Sachs at any time before the record date for a particular dividend or distribution. If you do not indicate any choice, your dividends and distributions will be reinvested automatically in the applicable Fund. If cash dividends are elected with respect to the Fund's monthly net investment income dividends, then cash dividends must also be elected with respect to the non-long-term capital gains component, if any, of the Fund's annual dividend.

The election to reinvest dividends and distributions in additional shares will not affect the tax treatment of such dividends and distributions, which will be treated as received by you and then used to purchase the shares.

Dividends from net investment income and distributions from capital gains are declared and paid as follows:

                            INVESTMENT INCOME  CAPITAL GAINS
                            DIVIDENDS          DISTRIBUTIONS
                            ------------------ -----------------
FUND                        DECLARED  PAID     DECLARED AND PAID
----------------------------------------------------------------
Adjustable Rate Government  DAILY     MONTHLY      ANNUALLY
----------------------------------------------------------------
Short Duration Government   DAILY     MONTHLY      ANNUALLY
----------------------------------------------------------------
Short Duration Tax-Free     DAILY     MONTHLY      ANNUALLY
----------------------------------------------------------------
Government Income           DAILY     MONTHLY      ANNUALLY
----------------------------------------------------------------
Municipal Income            DAILY     MONTHLY      ANNUALLY
----------------------------------------------------------------
Core Fixed Income           DAILY     MONTHLY      ANNUALLY
----------------------------------------------------------------
Global Income               MONTHLY   MONTHLY      ANNUALLY
----------------------------------------------------------------
High Yield                  DAILY     MONTHLY      ANNUALLY
----------------------------------------------------------------


8-M

                                                                       DIVIDENDS


 From time to time a portion of such dividends may constitute a return of capital.

 At the time of an investor's purchase of shares of a Fund, a portion of the net asset value ("NAV") per share may be represented by undistributed income (in the case of the Global Income Fund) or realized or unrealized apprecia-tion of any Fund's portfolio securities. Therefore, subsequent distributions on such shares from such income or realized appreciation may be taxable to the investor even if the NAV of the shares is, as a result of the distribu-tions, reduced below the cost of such shares and the distributions (or por-tions thereof) represent a return of a portion of the purchase price.

                                                                             9-M

Shareholder Guide

 The following section will provide you with answers to some of the most often asked questions regarding buying and selling the Funds' Institutional Shares.

 HOW TO BUY SHARES


 How Can I Purchase Institutional Shares Of The Funds?
 You may purchase Institutional Shares on any business day at their NAV next determined after receipt of an order. No sales load will be charged. You should place an order with Goldman Sachs at 800-621-2550 and either:
 .Wire federal funds to The Northern Trust Company ("Northern") as subcustodian for State Street Bank and Trust Company ("State Street") (each Fund's custodian) on the next business day; OR
 .Initiate an Automated Clearing House Network ("ACH") transfer to ensure receipt by Northern on the next business day; OR
 .Send a check or Federal Reserve draft payable to Goldman Sachs Funds--Name of Fund and Class of Shares, c/o Shareholder Services, 4900 Sears Tower, Chicago, Illinois 60606. Goldman Sachs Trust (the "Trust") will not accept a check drawn on a foreign bank or a third-party check.

 In order to make an initial investment in a Fund, you must furnish to the Fund or Goldman Sachs the Account Application attached to this Prospectus. Purchases of Institutional Shares of the Funds must be settled within three business days of receipt of a complete purchase order.

                                                                             1-S

 What is My Minimum Investment in the Funds?


  FUND                             TYPE OF INVESTOR           MINIMUM INVESTMENT
 ----------------------------------------------------------------------------------
  Adjustable Rate          .Any investor                    $50,000 alone or in
  Government                                                combination with
  Short Duration                                            Institutional Shares
  Government                                                of other Goldman
  Short Duration Tax-Free                                   Sachs Funds
  Core Fixed Income
 ----------------------------------------------------------------------------------
  Government Income        .Individual investors            $10,000,000
  Municipal Income         .Qualified non-profit
  Global Income            organizations, charitable
  High Yield               trusts, foundations and
                           endowments
                           .Accounts over which
                           GSAM or its advisory
                           affiliates have investment
                           discretion
 ----------------------------------------------------------------------------------
  Government Income        .Banks, trust companies          $1,000,000 in
  Municipal Income         or other depository institutions Institutional Shares
  Global Income            investing for their own account  of a Fund alone or
  High Yield               or on behalf of their clients    in combination with
                           .Pension and profit sharing      other assets under
                           plans, pension funds and other   the management of
                           company-sponsored benefit plans  GSAM and its affiliates
                           .State, county, city or any
                           instrumentality, department,
                           authority or agency thereof
                           .Corporations with at least
                           $100 million in assets or in
                           outstanding publicly traded
                           securities
                           ."Wrap" account sponsors
                           (provided they have an agreement
                           covering the arrangement with
                           GSAM)
                           .Registered investment advisers
                           investing for accounts for which
                           they receive asset-based fees
 ----------------------------------------------------------------------------------

 The minimum investment requirement may be waived for current and former officers, partners, directors or employees of Goldman Sachs or any of its affiliates or for other investors at the discretion of the Trust's officers. No minimum amount is required for subsequent investments.

2-S

                                                               SHAREHOLDER GUIDE


 What Else Should I Know About Share Purchases?
 The Funds reserve the right to:
 .Modify or waive the minimum investment amounts.
 .Reject or restrict any purchase or exchange orders by a particular pur-chaser (or group of related purchasers). This may occur, for example, when a pattern of frequent purchases, sales or exchanges of Institutional Shares of a Fund is evident, or if purchases, sales or exchanges are, or a subse-quent abrupt redemption might be, of a size that would disrupt management of a Fund.

 The Funds may allow you to purchase shares with securities instead of cash if consistent with a Fund's investment policies and operations and if approved by the Fund's portfolio's manager.

 How Are Shares Priced?
 The price you pay or receive when you buy, sell or exchange Institutional Shares is determined by a Fund's NAV. The Funds calculate NAV as follows:

                 (Value of Assets of the Class)
                  - (Liabilities of the Class)
     NAV = _______________________________
                 Number of Outstanding Shares of the Class

 The Funds' investments are valued based on market quotations, which may be furnished by a pricing service or provided by securities dealers. If accu-rate quotations are not readily available, the Funds' investments may be valued based on yield equivalents, a pricing matrix or other sources, under valuation procedures established by the Trustees. Debt obligations with a remaining maturity of 60 days or less are valued at amortized cost.
 .NAV per share of each class is calculated by State Street on each business day as of the close of regular trading on the New York Stock Exchange (nor-mally 4:00 p.m. New York time). This occurs after the determination, if any, of income declared as a dividend (except in the case of the Global Income Fund). Fund shares will not be priced on any day the New York Stock Exchange is closed.
 .When you buy shares, you pay the NAV next calculated after the Funds receive your order in proper form.
 .When you sell shares, you receive the NAV next calculated after the Funds receive your order in proper form.

 NOTE: THE TIME AT WHICH TRANSACTIONS AND SHARES ARE PRICED AND THE TIME BY WHICH ORDERS MUST BE RECEIVED MAY BE CHANGED IN CASE OF AN EMERGENCY OR IF REGULAR TRADING ON THE NEW YORK STOCK EXCHANGE IS STOPPED AT A TIME OTHER THAN 4:00 P.M. NEW YORK TIME.

                                                                             3-S

 Foreign securities may trade in their local markets on days a Fund is closed. As a result, the NAV of a Fund that holds foreign securities may be impacted on days when investors may not purchase or redeem Fund shares.

 When Will Shares Be Issued And Dividends Begin To Be Paid?
 GLOBAL INCOME FUND: If a purchase order is received in proper form before the Fund's NAV is determined, shares will be issued the same day and will be entitled to any dividend declared which have a record date on or after such purchase date.

 FOR ALL OTHER FUNDS:
 .Shares Purchased by Federal Funds Wire or ACH Transfer:
  .If a purchase order in proper form specifies a settlement date and is received before the Fund's NAV is determined that day, shares will be issued and dividends will begin to accrue on the purchased shares on the later of (i) the business day after the purchase order is received; or
   (ii) the day that the federal funds wire or ACH transfer is received by State Street.
  .If a purchase order in proper form does not specify a settlement date, shares will be issued and dividends will begin to accrue on the business day after payment is received.

 .Shares Purchased By Check or Federal Reserve Draft:
  .If a purchase order in proper form specifies a settlement date and is received before the Fund's NAV is determined that day, shares will be issued and dividends will begin to accrue on the business day after pay-ment is received.
  .If a purchase order in proper form does not specify a settlement date, shares will be issued and dividends will begin to accrue on the business day after payment is received.

 HOW TO SELL SHARES


 How Can I Sell Institutional Shares Of The Funds?
 You may arrange to take money out of your account by selling (redeeming) some or all of your shares. GENERALLY, EACH FUND WILL REDEEM ITS INSTITU-TIONAL SHARES UPON REQUEST ON ANY BUSINESS DAY AT THEIR NEXT NAV DETERMINED AFTER RECEIPT OF SUCH REQUEST IN PROPER FORM. YOU MAY REQUEST THAT REDEMP-TION PROCEEDS BE SENT TO YOU BY CHECK OR BY WIRE (IF THE WIRE INSTRUCTIONS ARE ON RECORD). Redemptions may be requested in writing or by telephone.


4-S

                                                               SHAREHOLDER GUIDE



  INSTRUCTIONS FOR REDEMPTIONS:
 ----------------------------------------------------------------------
  BY WRITING:      .Write a letter of instruction that includes:
                   .Your name(s) and signature(s)
                   .Your account number
                   .The Fund name
                   .The dollar amount you want to sell
                   .How and where to send the proceeds
                   .Obtain a signature guarantee
                   .Mail the request to:
                    Goldman, Sachs & Co.
                    4900 Sears Tower,
                    Chicago, Illinois 60606
 ----------------------------------------------------------------------
  BY TELEPHONE:    (if you have elected the telephone redemption
                   privileges either on your Account Application or
                   in writing to the Funds):
                   .Call 800-621-2550 (8:00 a.m. to 4:00 p.m.
                    New York time)
 ----------------------------------------------------------------------

 What Is A Signature Guarantee?
 A signature guarantee is designed to protect you, the Funds and Goldman Sachs from fraud. You may obtain a signature guarantee from a bank, securi-ties broker or dealer, credit union having the authority to issue signature guarantees, savings and loan association, building and loan association, cooperative bank, federal savings bank or association, national securities exchange, registered securities association or clearing agency, provided that such institution satisfies the standards established by Goldman Sachs.

 What Do I Need To Know About Telephone Redemption Requests?
 The Trust, the Distributor and the Transfer Agent will not be liable for any loss you may incur in the event that the Trust accepts unauthorized tele-phone redemption requests that the Trust reasonably believes to be genuine. The Trust may accept telephone redemption instructions from any person iden-tifying himself or herself as the owner of an account or the owner's broker where the owner has not declined in writing to use this service. Thus, you risk possible losses if a telephone redemption is not authorized by you.

 In an effort to prevent unauthorized or fraudulent redemption and exchange requests by telephone, Goldman Sachs employs reasonable procedures specified by the Trust to confirm that such instructions are genuine. If reasonable procedures are not employed, the Trust may be liable for any loss due to unauthorized or fraudulent transactions. The following general policies are currently in effect:
 .All telephone requests are recorded.

                                                                             5-S

 .Any redemption request that requires money to go to an account or address other than that designated on the Account Application must be in writing and signed by an authorized person designated on the Account Application. The written request will be confirmed by telephone with both the requesting party and the designated bank account to verify instructions.
 .The telephone redemption option may be modified or terminated at any time.

 NOTE: IT MAY BE DIFFICULT TO MAKE TELEPHONE REDEMPTIONS IN TIMES OF DRASTIC ECONOMIC OR MARKET CHANGES.

 How Are Redemption Proceeds Paid?
 BY WIRE: You may arrange for your redemption proceeds to be wired as federal funds to the bank account designated in your Account Application. The fol-lowing general policies govern wiring redemption proceeds:
 .Redemption proceeds will normally be wired on the next business day in fed-eral funds (for a total of one business day delay), but may be paid up to three business days following receipt of a properly executed wire transfer redemption request. If the Federal Reserve Bank is closed on the day that the redemption proceeds would ordinarily be wired, wiring the redemption proceeds may be delayed one additional business day.
 .To change the bank designated on your Account Application to receive your redemption proceeds, you must send written instructions (with your signa-ture guaranteed) to the Transfer Agent.
 .Neither the Trust, Goldman Sachs nor any other institution assumes any responsibility for the performance of your bank or any intermediaries in the transfer process. If a problem with such performance arises, you should deal directly with your bank or any such intermediaries.

 BY CHECK: You may elect in writing to receive your redemption proceeds by check. Redemption proceeds paid by check will normally be mailed to the address of record within three business days of a properly executed redemp-tion request, unless you are selling shares you recently paid for by check. In that case, the Funds will pay you when your check has cleared, which may take up to 15 days.

 What Else Do I Need To Know About Redemptions?
 The following generally applies to redemption requests:
 .Institutional Shares of each Fund (other than the Global Income Fund) earn dividends declared on the day the shares are redeemed.
 .Additional documentation may be required when deemed appropriate by the Transfer Agent. A redemption request will not be in proper form until such additional documentation has been received.
 .Institutions (including banks, trust companies, brokers and investment advisers) are responsible for the timely transmittal of redemption requests by their customers to

6-S

                                                               SHAREHOLDER GUIDE

  the Transfer Agent. In order to facilitate the timely transmittal of redemption requests, these institutions may set times by which they must receive redemption requests. These institutions may also require additional documentation from you.

 The Funds reserve the right to:
 .Redeem your shares if your account balance is less than $50 as a result of earlier redemptions. The Funds will not redeem your shares on this basis if the value of your account falls below the minimum account balance solely as a result of market conditions. The Funds will give you 60 days' prior writ-ten notice to allow you to purchase sufficient additional shares of the Fund in order to avoid such redemption.
 .Pay redemptions by a distribution in kind of securities (instead of cash) from the Fund. If you receive redemption proceeds in kind, you should expect to incur transaction costs upon the disposition of those securities.

 Can I Exchange My Investment From One Fund To Another?
 You may exchange Institutional Shares of a Fund at NAV for Institutional Shares of any other Goldman Sachs Fund.


  INSTRUCTIONS FOR EXCHANGING SHARES:
 ----------------------------------------------------------------------
  BY WRITING:      .Write a letter of instruction that includes:
                   .Your name(s) and signature(s)
                   .Your account number
                   .The Fund names
                   .The dollar amount you want to exchange
                   .Obtain a signature guarantee
                   .Mail the request to:
                    Goldman, Sachs & Co.
                    Attention: Goldman Sachs Funds--
                    Name of Fund and Class of Shares,
                    c/o Shareholder Services,
                    4900 Sears Tower,
                    Chicago, IL 60606
 ----------------------------------------------------------------------
  BY TELEPHONE:    (if you have elected the telephone redemption
                   privileges either on your Account Application or
                   in writing to the Fund):
                   .Call 1-800-621-2550 (8:00 a.m. to 6:30 p.m.
                    New York time)
 ----------------------------------------------------------------------

 You should keep in mind the following factors when making or considering an exchange:
 .You should obtain and carefully read the prospectus of the Fund you are acquiring before making an exchange.

                                                                             7-S

 .All exchanges which represent an initial investment in a Fund must satisfy the minimum initial investment requirements of that Fund, except that this requirement may be waived at the discretion of the Trust.
 .Telephone exchanges normally will be made only to an identical amount.
  Shares may be exchanged among accounts with different names, addresses and social security or other taxpayer identification numbers only if the exchange instructions are in writing and are signed by an authorized person designated on the Account Application.
 .Exchanges are available only in states where exchanges may be legally made. .It may be difficult to make telephone exchanges in times of drastic eco-
  nomic or market changes.
 .The Distributor may use reasonable procedures described under "What Do I
  Need To Know About Telephone Redemption Requests?" in an effort to prevent unauthorized or fraudulent telephone exchange requests.

 The exchange privilege may be materially modified or withdrawn at any time upon 60 days' written notice to you.

 For federal income tax purposes, an exchange is treated as a redemption of the shares surrendered in the exchange, on which you may be subject to tax, followed by a purchase of shares received in the exchange. You should con-sult your tax adviser concerning the tax consequences of an exchange.

 What Types of Reports Will I Be Sent Regarding Investments in Institutional Shares?
 You will receive an annual report containing audited financial statements and a semiannual report. To eliminate unnecessary duplication, only one copy of such reports will be sent to shareholders with the same mailing address. If you would like a duplicate copy to be mailed to you, please contact Goldman Sachs at 800-621-2550. You will also be provided with a printed con-firmation for each transaction in your account and an individual monthly account statement (quarterly in the case of the Global Income Fund). A year-to-date statement for your account will be provided upon request made to Goldman Sachs. The Funds do not generally provide sub-accounting services.

 What Else Should I Know If I Invest Through a Financial Intermediary? Certain institutions (including banks, trust companies, brokers and invest-ment advisers) that provide recordkeeping, reporting and processing services to their customers may be authorized to accept, on behalf of the Trust, pur-chase, redemption and exchange orders placed by or on behalf of their cus-tomers and may designate other intermediaries to accept such orders, if approved by the Trust. In these cases:

8-S

                                                               SHAREHOLDER GUIDE


 .A Fund will be deemed to have received an order in proper form when the order is accepted by an authorized institution or intermediary on a busi-ness day, and the order will be priced at the Fund's NAV next determined after such acceptance.

 .Authorized institutions and intermediaries will be responsible for trans-mitting accepted orders to the Trust within the time period agreed upon by them.

 You should contact your institution or intermediary to learn whether it is authorized to accept orders for the Trust.

 These institutions may receive payments from the Funds or Goldman Sachs for the services provided by them with respect to the Funds' Institutional Shares. These payments may be in addition to other payments borne by the Funds.

 The Investment Adviser, Distributor and/or their affiliates pay additional compensation from time to time, out of their assets and not as an additional charge to the Funds, to certain institutions and other persons in connection with the sale, distribution and/or servicing of shares of the Funds and other Goldman Sachs Funds. Subject to applicable NASD regulations, the Investment Adviser, Distributor and/or their affiliates may also contribute to various cash and non-cash incentive arrangements to promote the sale of shares. This additional compensation can vary among such institutions depending upon such factors as the amounts their customers have invested (or may invest) in particular Goldman Sachs Funds, the particular program involved, or the amount of reimbursable expenses. Additional compensation based on sales may, but is currently not expected to, exceed 0.50% (annualized) of the amount invested.

 Finally, banks, trust companies or other institutions through which you acquire Institutional Shares may charge your account in connection with transactions in Institutional Shares. You should contact your institution for information regarding such charges.

 In addition to Institutional Shares, each Fund also offers other classes of shares to investors. These other share classes are subject to different fees and expenses (which affect performance), have different minimum investment requirements and are entitled to different services than Institutional Shares. Information regarding these other share classes may be obtained from your sales representative or from Goldman Sachs by calling the number on the back cover of this Prospectus.

                                                                             9-S

Taxation

 TAXABILITY OF DISTRIBUTIONS


 Except for exempt-interest dividends paid by the Short Duration Tax-Free and Municipal Income Funds as described below, Fund distributions are taxable to you as ordinary income (unless your investment is in an IRA or other tax-advantaged account) to the extent they are attributable to the Fund's net investment income, certain net realized foreign exchange gains, and net short-term capital gains. They are taxable as long-term capital gain to the extent they are attributable to the Fund's excess of net long-term capital gains over net short-term capital losses. The tax status of any distribution is the same regardless of how long you have been in the Fund and whether you reinvest in additional shares or take them as cash. Certain distributions paid by a Fund in January of a given year may be taxable to shareholders as if received the prior December 31. The tax status of the dividends and dis-tributions for each calendar year will be detailed in your annual tax state-ment from the Fund.

 At any time, a portion of a Fund's NAV per share may be represented by undistributed income or realized or unrealized appreciation of the Fund's portfolio securities. Therefore, subsequent distributions on a Fund's shares may be taxable to you, even if the NAV of your shares is, as a result, reduced below the cost of those shares and the distributions represent a return of the purchase price.

 The Core Fixed Income, Global Income and High Yield Funds may be subject to foreign withholding or other foreign taxes on income or gain from certain foreign securities. In general, the Funds may deduct these taxes in comput-ing their taxable income. As an alternative, the Global Income Fund (but not the other Funds) may make an election to treat a proportionate amount of such taxes as constituting a distribution to you, which would allow you either to (1) credit such proportionate amount of taxes against your U.S. federal income tax liability or (2) take such amount as an itemized deduc-tion.

 The Short Duration Tax-Free and Municipal Income Funds expect to distribute "exempt-interest dividends." These dividends will be exempt income for fed-eral income tax purposes. However, distributions, if any, derived from net long-term capital gains of the Short Duration Tax-Free and Municipal Income Funds will generally be taxable to you as long-term capital gains. Distribu-tions, if any, derived from taxable interest income, net short-term capital gains

                                                                             1-O

                                                                        TAXATION

 and certain net realized foreign exchange gains will be taxable to you as ordinary income.

 Interest on indebtedness incurred by you to purchase or carry shares of the Short Duration Tax-Free and Municipal Income Funds generally will not be deductible for federal income tax purposes.

 You should note that a portion of the exempt-interest dividends paid by the Short Duration Tax-Free and Municipal Income Funds may be an item of tax preference for purposes of determining your federal alternative minimum tax liability. Exempt-interest dividends will also be considered along with other adjusted gross income in determining whether any Social Security or railroad retirement payments received by you are subject to federal income taxes.

 If you receive an exempt-interest dividend on shares that are held by you for six months or less, any loss on the sale or exchange of the shares will be disallowed to the extent of such dividend amount.

 TAXABILITY OF SALES AND EXCHANGES


 Any sale or exchange of Fund shares may generate a tax liability (unless your investment is in an IRA or other tax-advantaged account). Depending upon the purchase or sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction.

 You will recognize taxable gain or loss on a sale, exchange or redemption of your shares, including an exchange for shares of another Fund, based on the difference between your tax basis in the shares and the amount you receive for them. (To aid in computing your tax basis, you generally should retain your account statements for the periods that you hold shares.) Any loss rec-ognized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received with respect to the shares.

 There are certain tax requirements that all Funds must follow in order to avoid federal taxation. In its efforts to adhere to these requirements, the Funds may have to limit their investment activity in some type of instru-ments.

 In addition to federal income taxes, you may be subject to state, local or foreign taxes on payments received from any Fund (including the Short Dura-tion Tax-Free and Municipal Income Funds) or on the value of the shares held by you. More tax information is provided in the Additional Statement. You should also consult your own tax adviser for information regarding all tax consequences applicable to your investments in the Funds.


2-O

Appendix A
Additional Information on Portfolio Risks, Securities and Techniques
 A. GENERAL PORTFOLIO RISKS

 The Funds will be subject to the risks associated with fixed-income securi-ties. These risks include interest rate risk, credit risk and call/extension risk. In general, interest rate risk involves the risk that when interest rates decline, the market value of fixed-income securities tends to increase. Conversely, when interest rates increase, the market value of fixed-income securities tends to decline. Credit risk involves the risk that the issuer could default on its obligations and a Fund will not recover its investment. Call risk and extension risk are normally present in adjustable rate mortgage loans ("ARMs"), Mortgage-Backed Securities and asset-backed securities. For example, homeowners have the option to prepay their mort-gages. Therefore, the duration of a security backed by home mortgages can either shorten (call risk) or lengthen (extension risk). In general, if interest rates on new mortgage loans fall sufficiently below the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to increase. Conversely, if mortgage loan interest rates rise above the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to decrease. In either case, a change in the prepayment rate can result in losses to investors.

 The Funds may, as described in this Prospectus, invest in (a) derivative instruments, (b) foreign securities, (c) municipal securities, (d) illiquid securities and (e) temporary cash investments. These investments will pres-ent additional risks as described further below.

 In addition, the Funds are subject to certain fundamental investment restrictions that are described in the Additional Statement. Fundamental investment restrictions of a Fund cannot be changed without approval of a majority of the outstanding shares of that Fund as defined in the Additional Statement. Each Fund's investment objectives and all policies not specifi-cally designated as fundamental are non-fundamental and may be changed with-out shareholder approval. If there is a change in a Fund's investment objec-tive, shareholders should consider whether that Fund remains an appropriate investment in light of their then current financial positions and needs.

                                                                             1-P

 The Investment Adviser will not consider the portfolio turnover rate a lim-iting factor in making investment decisions for a Fund. A high rate of port-folio turnover (100% or more) involves correspondingly greater expenses which must be borne by a Fund and its shareholders. See "Financial High-lights" in Appendix B for a statement of the Funds' historical portfolio turnover rates. The portfolio turnover rate is calculated by dividing the lesser of the dollar amount of sales or purchases of portfolio securities by the average monthly value of a Fund's portfolio securities, excluding secu-rities having a maturity at the date of purchase of one year or less.

 B. OTHER PORTFOLIO RISKS

 RISKS OF DERIVATIVE INVESTMENTS. A Fund's transactions, if any, in options, futures, options on futures, swaps, interest rate caps, floors and collars, structured securities, inverse floating-rate securities and currency trans-actions involve additional risk of loss that can result from a lack of cor-relation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, or the risks arising from margin requirements and related leverage factors associated with such transactions. The use of these management techniques also involves the risk of loss if the Investment Adviser is incorrect in its expectation of fluctuations in secu-rities prices, interest rates or currency prices. Each Fund may also invest in derivative investments for non-hedging purposes (that is, to seek to increase total return), which is considered a speculative practice and pre-sents even greater risk of loss.

 Derivative Mortgage-Backed Securities (such as principal-only ("POs"), interest-only ("IOs") or inverse floating rate securities) are particularly exposed to call and extension risks. Small changes in mortgage prepayments can significantly impact the cash flow and the market value of these securi-ties. In general, the risk of faster than anticipated prepayments adversely affects IOs, super floaters and premium priced Mortgage-Backed Securities. The risk of slower than anticipated prepayments generally adversely affects POs, floating-rate securities subject to interest rate caps, support tranches and discount priced Mortgage-Backed Securities. In addition, par-ticular derivative securities may be leveraged such that their exposure (i.e., price sensitivity) to interest rate and/or prepayment risk is magni-fied.

 Floating-rate derivative debt securities can present more complex types of derivative and interest rate risks. For example, range floaters are subject to the risk that the coupon will be reduced below market rates if a desig-nated interest rate floats outside of a specified interest rate band or col-lar. Dual index or yield curve floaters are subject to lower prices in the event of an unfavorable change in the spread between two designated interest rates.

2-P

                                                                      APPENDIX A


 RISKS OF FOREIGN INVESTMENTS. Foreign investments involve special risks that are not typically associated with U.S. dollar denominated or quoted securi-ties of U.S. issuers. Foreign investments may be affected by changes in cur-rency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations (e.g., currency block-age). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the port-folio security. In addition, if the currency in which a Fund receives divi-dends, interest or other payments declines in value against the U.S. dollar before such income is distributed as dividends to shareholders or converted to U.S. dollars, the Fund may have to sell portfolio securities to obtain sufficient cash to pay such dividends.

 The introduction of a single currency, the euro, on January 1, 1999 for par-ticipating nations in the European Economic and Monetary Union ("EMU") pre-sents unique uncertainties, including the legal treatment of certain out-standing financial contracts after January 1, 1999 that refer to existing currencies rather than the euro; the establishment and maintenance of exchange rates for currencies being converted into the euro; the fluctuation of the euro relative to non-euro currencies during the transition period from January 1, 1999 to December 31, 2000 and beyond; whether the interest rate, tax and labor regimes of European countries participating in the euro will converge over time; and whether the conversion of the currencies of other countries such as the United Kingdom and Denmark into the euro and the admission of other non-EMU countries such as Poland, Latvia and Lithuania as members of the EMU may have an impact on the euro. These or other factors, including political and economic risks, could cause market disruptions before or after the introduction of the euro, and could adversely affect the value of securities held by the Funds.

 Brokerage commissions, custodial services and other costs relating to investment in international securities markets generally are more expensive than in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such proce-dures have been unable to keep pace with the volume of securities transac-tions, thus making it difficult to conduct such transactions.

 Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than a U.S. issuer. In addition, there is generally less government regulation of foreign markets, companies and securities dealers than in the United States. Foreign securities markets

                                                                             3-P
 may have substantially less volume than U.S. securities markets and securi-ties of many foreign issuers are less liquid and more volatile than securi-ties of comparable domestic issuers. Furthermore, with respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on divi-dend or interest payments (or, in some cases, capital gains), limitations on the removal of funds or other assets of the Funds, and political or social instability or diplomatic developments which could affect investments in those countries.

 Investment in sovereign debt obligations by certain Funds involves risks not present in debt obligations of corporate issuers. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and a Fund may have limited recourse in the event of a default. Periods of economic uncertainty may result in volatility of market prices of sovereign debt, and in turn a Fund's NAV, to a greater extent than the volatility inherent in debt obligations of U.S. issuers. A sovereign debtor's willingness or ability to repay principal and pay inter-est in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availabil-ity of sufficient foreign exchange on the date a payment is due, the rela-tive size of the debt service burden to the economy as a whole, the sover-eign debtor's policy toward international lenders and the political constraints to which a sovereign debtor may be subject.

 RISKS OF EMERGING COUNTRIES. Certain Funds may invest in securities of issuers located in emerging countries. The risks of foreign investment are heightened when the issuer is located in an emerging country.

 Many emerging countries may be subject to a substantial degree of economic, political and social instability. Governments of some emerging countries are authoritarian in nature or have been installed or removed as a result of military coups, while governments in other emerging countries have periodi-cally used force to suppress civil dissent. Disparities of wealth, the pace and success of democratization, and ethnic, religious and racial disaffec-tion, among other factors, have also led to social unrest, violence and/or labor unrest in emerging countries. Investing in emerging countries involves greater risk of loss due to expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested.

 A Fund's investment in emerging countries may also be subject to withholding or other taxes, which may be significant and may reduce the return from an investment in such country to the Fund. Settlement procedures in emerging countries are frequently less developed and reliable than those in the United States and may

4-P

                                                                      APPENDIX A

 involve a Fund's delivery of securities before receipt of payment for their sale. In addition, significant delays are common in certain markets in reg-istering the transfer of securities. Settlement or registration problems may make it more difficult for a Fund to value its portfolio securities and could cause the Fund to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Fund has delivered or the Fund's inability to complete its contractual obligations.

 The small size and inexperience of the securities markets in certain emerg-ing countries and the limited volume of trading in securities in those coun-tries may make a Fund's investments in such countries less liquid and more volatile than investments in countries with more developed securities mar-kets (such as the United States, Japan and most Western European countries).

 Many emerging countries have experienced currency devaluations and substan-tial (and, in some cases, extremely high) rates of inflation, which have a negative effect on the economies and securities markets of such emerging countries. Economies in emerging countries generally are dependent heavily upon commodity prices and international trade and, accordingly, have been and may continue to be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

 A Fund's use of foreign currency management techniques in emerging countries may be limited. Due to the limited market for these instruments in emerging countries, the Investment Adviser does not currently anticipate that a sig-nificant portion of the Funds' currency exposure in emerging countries, if any, will be covered by such instruments.

 RISK OF ILLIQUID SECURITIES. Each Fund may invest up to 15% of its net assets in illiquid securities which cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include:

  .Both domestic and foreign securities that are not readily marketable

  .Certain municipal leases and participation interests

  .Certain stripped Mortgage-Backed Securities

  . Repurchase agreements and time deposits with a notice or demand period of more than seven days

  .Certain over-the-counter options


                                                                             5-P

  . Certain restricted securities, unless it is determined, based upon a review of the trading markets for a specific restricted security, that a restricted security is eligible for resale pursuant to Rule 144A under the Securities Act of 1933 and, therefore, is liquid

 Investing in restricted securities eligible for resale pursuant to Rule 144A may decrease the liquidity of a Fund's portfolio to the extent that quali-fied institutional buyers become for a time uninterested in purchasing these restricted securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liq-uid market exists.

 C. PORTFOLIO SECURITIES AND TECHNIQUES

 This section provides further information on certain types of securities and investment techniques that may be used by the Funds, including their associ-ated risks. Further information is provided in the Additional Statement, which is available upon request.

 U.S. GOVERNMENT SECURITIES AND RELATED CUSTODIAL RECEIPTS

 U.S. Government Securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. government agencies, instrumentalities or spon-sored enterprises. U.S. Government Securities may be supported by (a) the full faith and credit of the U.S. Treasury (such as the Government National Mortgage Association ("Ginnie Mae")), (b) the right of the issuer to borrow from the U.S. Treasury (such as securities of the Student Loan Marketing Association), (c) the discretionary authority of the U.S. government to pur-chase certain obligations of the issuer (such as the Federal National Mort-gage Association ("Fannie Mae") and Federal Home Loan Mortgage Corporation ("Freddie Mac")), or (d) only the credit of the issuer. U.S. Government Securities also include Treasury receipts, zero coupon bonds and other stripped U.S. Government Securities, where the interest and principal compo-nents of stripped U.S. Government Securities are traded independently.

 Interest in U.S. Government Securities may be purchased in the form of cus-todial receipts that evidence ownership of future interest payments, princi-pal payments or both on certain notes or bonds issued or guaranteed as to principal and interest by the U.S. government, its agencies, instrumentali-ties, political subdivisions or authorities. For certain securities law pur-poses, custodial receipts are not considered obligations of U.S. government.

6-P

                                                                      APPENDIX A


 MORTGAGE-BACKED SECURITIES

 Mortgage-Backed Securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Mortgage-Backed Securities can be backed by either fixed rate mortgage loans or adjustable rate mortgage loans, and may be issued by either a governmental or non-governmental entity. Privately issued Mortgage-Backed Securities are normally structured with one or more types of "credit enhancement." However, these Mortgage-Backed Securities typically do not have the same credit standing as U.S. government guaranteed Mortgage-Backed Securities.

 Mortgage-Backed Securities may include multiple class securities, including collateralized mortgage obligations ("CMOs") and Real Estate Mortgage Investment Conduit ("REMIC") pass-through or participation certificates. CMOs provide an investor with a specified interest in the cash flow from a pool of underlying mortgages or of other Mortgage-Backed Securities. CMOs are issued in multiple classes. In most cases, payments of principal are applied to the CMO classes in the order of their respective stated maturi-ties, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full. A REMIC is a CMO that qualifies for special tax treatment under the Code and invests in certain mortgages principally secured by interests in real prop-erty and other permitted investments.

 Mortgaged-Backed Securities also include stripped mortgage-backed securities ("SMBS"), which are derivative multiple class Mortgage-Backed Securities. SMBS are usually structured with two different classes: one that receives 100% of the interest payments and the other that receives 100% of the prin-cipal payments from a pool of mortgage loans. The market value of SMBS con-sisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on SMBS that receive all or most of the interest from mortgage loans are generally higher than pre-vailing market yields on other Mortgage-Backed Securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

 Mortgage-Backed Securities (including CMOs, REMICs and SMBS) are subject to both call risk and extension risk as previously described. Because of these risks, these securities can have significantly greater price and yield vola-tility than with traditional fixed-income securities.

 The value of Mortgage-Backed Securities that are structured as pass-through mortgage securities that are collateralized by ARMs are less likely to rise during periods of declining interest rates to the same extent as fixed-rate securities. This is because interest rate declines may result in accelerated prepayments of mortgages

                                                                             7-P
 with the result that proceeds from prepayments will be reinvested at lower interest rates. On the other hand, during periods of rising interest rates, the value of ARMs will lag behind changes in the market rate. ARMs are also typically subject to maximum increases and decreases in the interest rate adjustment which can be made on any one adjustment date, in any one year, or during the life of the security. In the event of dramatic increases or decreases in prevailing market interest rates, the value of a Fund's invest-ments in ARMs may fluctuate more substantially since these limits may pre-vent the security from fully adjusting its interest rate to the prevailing market rates.

 ASSET-BACKED SECURITIES

 Asset-backed securities are securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of pre-payments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. Asset-backed securities present credit risks that are not presented by Mortgage-Backed Securities. This is because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. There is the possibil-ity that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities.

 MUNICIPAL SECURITIES

 Municipal Securities include bonds, notes, commercial paper and other instruments (including participation interests in such securities) issued by or on behalf of the states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agen-cies or instrumentalities, the interest on which, in the opinion of bond counsel for the issuers or counsel selected by the Investment Adviser, is exempt from regular federal income tax (i.e., excluded from gross income for federal income tax purposes but not necessarily exempt from federal alterna-tive minimum tax or from state or local taxes). Because of their tax-exempt status, the yields and market values of Municipal Securities may be more adversely impacted by changes in the tax rates and policies than taxable fixed-income securities.

 Municipal Securities are often issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Municipal Securities include private activity bonds, municipal

8-P

                                                                      APPENDIX A

 leases, certificates of participation, pre-refunded municipal securities and auction rate securities.

 The obligations of the issuer to pay the principal of and interest on a Municipal Security are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act, and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest or imposing other constraints upon the enforcement of such obligations. There is also the possibility that, as a result of litigation or other con-ditions, the power or ability of the issuer to pay when due the principal of or interest on a Municipal Security may be materially affected. Municipal lease obligations and certificates of participation are subject to the added risk that the governmental lessee will fail to appropriate funds to enable it to meet its payment obligations under the lease. Although these obliga-tions may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and result in a delay in recovering or the failure to recover fully a Fund's original investment.

 Municipal Securities may be in the form of a tender option bond, which is a Municipal Security (generally held pursuant to a custodial arrangement) hav-ing a relatively long maturity and bearing interest at a fixed rate substan-tially higher than prevailing short-term, tax-exempt rates. The bond is typ-ically issued with the agreement of a third party, such as a bank, broker-dealer or other financial institution, which grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the dif-ference between the bond's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. Certain tender option bonds may be illiquid.

 In order to enhance the liquidity of Municipal Securities, a Fund may (but is not required to) acquire the right to sell a security to another party at a guaranteed price and date. This right to resell may be referred to as a "standby commitment" or liquidity put, depending on its characteristics. The aggregate price which a Fund pays for securities with standby commitments may be higher than the price which otherwise would be paid for the securi-ties. Standby commitments may not be available or may not be available on satisfactory terms.

                                                                             9-P

 CORPORATE DEBT OBLIGATIONS; TRUST PREFERRED SECURITIES; CONVERTIBLE
 SECURITIES

 Corporate debt obligations include bonds, notes, debentures and other obli-gations of corporations to pay interest and repay principal, and include securities issued by banks and other financial institutions. A trust pre-ferred or capital security is a long dated bond (for example, 30 years) with preferred features. The preferred features are that payment of interest can be deferred for a specified period without initiating a default event. The securities are generally senior in claim to standard preferred stock but junior to other bondholders.

 Convertible securities are preferred stock or debt obligations that are con-vertible into common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar qual-ity. Convertible securities in which a Fund invests are subject to the same rating criteria as its other investments in fixed-income securities. Con-vertible securities have both equity and fixed-income risk characteristics. Like all fixed-income securities, the value of convertible securities is susceptible to the risk of market losses attributable to changes in interest rates. Generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price of the convertible secu-rity, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security, like a fixed-income security, tends to trade increasingly on a yield basis, and thus may not decline in price to the same extent as the underlying common stock.

 FOREIGN CURRENCY TRANSACTIONS

 A Fund may, to the extent it invests in foreign securities, purchase or sell foreign currencies on a cash basis or through forward contracts. A forward contract involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract. A Fund may engage in foreign currency transactions for hedging purposes and to seek to protect against anticipated changes in future foreign currency exchange rates. In addition, a Fund also may enter into such transactions to seek to increase total return when the Investment Adviser anticipates fluctuation in the value of the foreign currency, but securities denominated or quoted in that currency do not present attractive investment opportunities and are not held in the Fund's portfolio, which is considered a speculative practice. Some Funds may also engage in cross-hedging by using forward contracts in a cur-rency different from that in which the hedged security is denomi-

10-P

                                                                      APPENDIX A

 nated or quoted if the Investment Adviser determines that there is a pattern of correlation between the two currencies. A Fund may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the Investment Adviser, it would be beneficial to convert such currency into U.S. dollars at a later date, based on anticipated changes in the relevant exchange rate.

 Currency exchange rates may fluctuate significantly over short periods of time, causing, along with other factors, a Fund's NAV to fluctuate (when the Fund's NAV fluctuates, the value of your shares may go up or down). Currency exchange rates also can be affected unpredictably by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad.

 The market in forward foreign currency exchange contracts, currency swaps and other privately negotiated currency instruments offers less protection against defaults by the other party to such instruments than is available for currency instruments traded on an exchange. Such contracts are subject to the risk that the counterparty to the contract will default on its obli-gations. Since these contracts are not guaranteed by an exchange or clear-inghouse, a default on a contract would deprive a Fund of unrealized prof-its, transaction costs or the benefits of a currency hedge or force the Fund to cover its purchase or sale commitments, if any, at the current market price.

 STRUCTURED SECURITIES

 Structured securities are securities whose value is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the "Reference") or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. Structured securities may be posi-tively or negatively indexed, so that appreciation of the Reference may pro-duce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Refer-ence. Consequently, structured securities may entail a greater degree of market risk than other types of fixed-income securities, and may be more volatile, less liquid and more difficult to accurately price than less com-plex securities. Structured securities include, but are not limited to, inverse floating rate debt securities ("inverse floaters"). The interest rate on inverse floaters resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate var-ies by a magnitude that exceeds the magnitude

                                                                            11-P
 of the change in the index rate of interest. The higher the degree of lever-age of an inverse floater, the greater the volatility of its market value.

 ZERO COUPON, DEFERRED INTEREST, PAY-IN-KIND AND CAPITAL APPRECIATION BONDS

 These securities are issued at a discount from their face value because interest payments are typically postponed until maturity. Pay-in-kind secu-rities are securities that have interest payable by the delivery of addi-tional securities. The market prices of these securities generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest-bearing securities having similar maturities and credit quality.

 MORTGAGE DOLLAR ROLLS

 A mortgage dollar roll involves the sale by a Fund of securities for deliv-ery in the current month. The Fund simultaneously contracts with the same counterparty to repurchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund benefits to the extent of any difference between (a) the price received for the securities sold and (b) the lower forward price for the future purchase and/or fee income plus the interest earned on the cash proceeds of the securities sold. Unless the ben-efits of a mortgage dollar roll exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the roll, the use of this technique will diminish the Fund's investment performance.

 Successful use of mortgage dollar rolls depends upon the Investment Advis-er's ability to predict correctly interest rates and mortgage prepayments. If the Investment Adviser is incorrect in its prediction, a Fund may experi-ence a loss. For financial reporting and tax purposes, the Funds treat mort-gage dollar rolls as two separate transactions: one involving the purchase of a security and a separate transaction involving a sale. The Funds do not currently intend to enter into mortgage dollar rolls that are accounted for as a financing, and do not treat them as borrowings.

 OPTIONS ON SECURITIES, SECURITIES INDICES AND FOREIGN CURRENCIES

 A put option gives the purchaser of the option the right to sell, and the writer (seller) of the option the obligation to buy, the underlying instru-ment during the option period. A call option gives the purchaser of the option the right to buy, and the writer (seller) of the option the obliga-tion to sell, the underlying instrument

12-P

                                                                      APPENDIX A

 during the option period. Each Fund may write (sell) covered call and put options and purchase put and call options on any securities in which it may invest or on any securities index composed of securities in which it may invest. A Fund may also, to the extent it invests in foreign securities, purchase and sell (write) put and call options on foreign currencies.

 The writing and purchase of options is a highly specialized activity which involves special investment risks. Options may be used for either hedging or cross-hedging purposes, or to seek to increase total return (which is con-sidered a speculative activity). The successful use of options depends in part on the ability of the Investment Adviser to manage future price fluctu-ations and the degree of correlation between the options and securities (or currency) markets. If the Investment Adviser is incorrect in its expectation of changes in market prices or determination of the correlation between the instruments or indices on which options are written and purchased and the instruments in a Fund's investment portfolio, the Fund may incur losses that it would not otherwise incur. The use of options can also increase a Fund's brokerage transaction costs. Options written or purchased by the Funds may be traded on either U.S. or foreign exchanges or over-the-counter. Foreign and over-the-counter options will present greater possibility of loss because of their greater liquidity and credit risks.

 YIELD CURVE OPTIONS

 Each Fund may enter into options on the yield "spread" or differential between two securities. Such transactions are referred to as "yield curve" options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

 The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, such options pres-ent a risk of loss even if the yield of one of the underlying securities remains constant, or if the spread moves in a direction or to an extent which was not anticipated.

 FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

 Futures contracts are standardized, exchange-traded contracts that provide for the sale or purchase of a specified financial instrument or currency at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. A futures

                                                                            13-P
 contract may be based on various securities (such as U.S. Government Securi-ties), foreign currencies, securities indices and other financial instru-ments and indices. The Funds may engage in futures transactions on both U.S. and foreign exchanges.

 Each Fund may purchase and sell futures contracts, and purchase and write call and put options on futures contracts, in order to seek to increase total return or to hedge against changes in interest rates, securities prices or, to the extent a Fund invests in foreign securities, currency exchange rates, or to otherwise manage their term structures and durations in accordance with their investment objectives and policies. Each Fund may also enter into closing purchase and sale transactions with respect to such contracts and options. A Fund will engage in futures and related options transactions for bona fide hedging purposes as defined in regulations of the Commodity Futures Trading Commission or to seek to increase total return to the extent permitted by such regulations. A Fund may not purchase or sell futures contracts or purchase or sell related options to seek to increase total return, except for closing purchase or sale transactions, if immedi-ately thereafter the sum of the amount of initial margin deposits and premi-ums paid on the Fund's outstanding positions in futures and related options entered into for the purpose of seeking to increase total return would exceed 5% of the market value of the Fund's net assets. Future contracts and related options present the following risks:

 .While a Fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in poorer overall performance than if the Fund had not entered into any futures contracts or options transactions.

 .Because perfect correlation between a futures position and portfolio posi-tion that is intended to be protected is impossible to achieve, the desired protection may not be obtained and a Fund may be exposed to additional risk of loss.

 .The loss incurred by a Fund in entering into futures contracts and in writ-ing call options on futures is potentially unlimited and may exceed the amount of the premium received.

 .Futures markets are highly volatile and the use of futures may increase the volatility of a Fund's NAV.

 .As a result of the low margin deposits normally required in futures trad-ing, a relatively small price movement in a futures contract may result in substantial losses to a Fund.

 .Futures contracts and options on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.


14-P

                                                                      APPENDIX A

 .Foreign exchanges may not provide the same protection as U.S. exchanges.

 WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS.

 When-issued securities are securities that have been authorized but not yet issued. When-issued securities are purchased in order to secure what is con-sidered to be an advantageous price and yield to the Fund at the time of entering into the transaction.

 A forward commitment involves entering into a contract to purchase or sell securities for a fixed price at a future date beyond the customary settle-ment period.

 The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, securities sold on a for-ward commitment basis involves the risk that the value of the securities to be sold may increase before the settlement date. Although a Fund will gener-ally purchase securities on a when-issued or forward commitment basis with the intention of acquiring securities for its portfolio, a Fund may dispose of when-issued securities or forward commitments prior to settlement if the Investment Adviser deems it appropriate to do so.

 LENDING OF PORTFOLIO SECURITIES

 Securities lending involves the lending of securities owned by a Fund to financial institutions such as certain broker-dealers. The borrowers are required to secure their loans continuously with cash, cash equivalents or U.S. Government Securities in an amount at least equal to the market value of the securities loaned. Cash collateral may be invested in cash equiva-lents. If the Investment Adviser determines to make securities loans, the value of the securities loaned may not exceed 33 1/3% of the value of the total assets of a Fund (including the loan collateral).

 A Fund may lend its securities to increase its income. A Fund may, however, experience a delay in the recovery of its securities or possible loss if the institution with which it has engaged in a securities lending transaction breaches its agreement with the Fund.

 REPURCHASE AGREEMENTS

 Repurchase agreements involve the purchase of securities subject to the seller's agreement to repurchase them at a mutually agreed upon date and price. Each Fund may enter into repurchase agreements with dealers in U.S. Government Securities and member banks of the Federal Reserve System which furnish collateral at least equal in value or market price to the amount of their repurchase obligation. Some Funds may also enter into repurchase agreements involving certain foreign government securities.

                                                                            15-P

 If the other party or "seller" defaults, a Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund in connection with the repurchase agree-ment are less than the repurchase price and the cost of the Fund associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, a Fund could suffer other losses if a court determines that the Fund's interest in the collateral is not enforce-able.

 BORROWINGS AND REVERSE REPURCHASE AGREEMENTS

 The Funds can borrow money from banks and enter into reverse repurchase agreements with banks and other financial institutions in amounts not exceeding one-third of its total assets. Reverse repurchase agreements involve the sale of securities held by a Fund subject to the Fund's agree-ment to repurchase them at a mutually agreed upon date and price (including interest). These transactions may be entered into as a temporary measure for emergency purposes or to meet redemption requests. Reverse repurchase agree-ments may also be entered into when the Investment Adviser expects that the interest income to be earned from the investment of the transaction proceeds will be greater than the related interest expense. Borrowings and reverse repurchase agreements involve leveraging. If the securities held by a Fund decline in value while these transactions are outstanding, the NAV of the Fund's outstanding shares will decline in value by proportionately more than the decline in value of the securities. In addition, reverse repurchase agreements involve the risk that the interest income earned by a Fund (from the investment of the proceeds) will be less than the interest expense of the transaction, that the market value of the securities sold by a Fund will decline below the price the Fund is obligated to pay to repurchase the secu-rities, and that the securities may not be returned to the Fund.

 INTEREST RATE SWAPS, MORTGAGE SWAPS, CREDIT SWAPS, CURRENCY SWAPS AND INTEREST RATE CAPS, FLOORS AND COLLARS

 Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. Mortgage swaps are simi-lar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a ref-erence pool or pools of mortgages. Credit swaps involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses of an underlying security. Credit swaps give one party to a transac-tion the right to dispose of or acquire an asset (or group of assets), or the right to receive or make a payment from the other party, upon the occur-rence of specified credit events. Currency swaps involve the exchange of the parties' respective rights to make or receive payments in specified

16-P

                                                                      APPENDIX A

 currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor enti-tles the purchaser, to the extent that a specified index falls below a pre-determined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.

 Each Fund may enter into swap transactions for hedging purposes or to seek to increase total return. The use of interest rate, mortgage, credit and currency swaps, as well as interest rate caps, floors and collars, is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transac-tions. If the Investment Adviser is incorrect in its forecasts of market value, interest rates and currency exchange rates, the investment perfor-mance of a Fund would be less favorable than it would have been if these investment techniques were not used.

 INVERSE FLOATING RATE DEBT SECURITIES ("INVERSE FLOATERS")

 The interest rate on inverse floaters resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the volatility of its market value.

 MISCELLANEOUS TECHNIQUES

 In addition to the techniques and investments described above, each Fund may, with respect to no more than 5% of its net assets, invest in other investment companies.

                                                                            17-P

 NON-INVESTMENT GRADE FIXED-INCOME SECURITIES. Non-investment grade fixed-income securities are considered predominantly speculative by traditional investment standards. In some cases, these obligations may be highly specu-lative and have poor prospects for reaching investment grade standing. Non-investment grade fixed-income securities and unrated securities of compara-ble credit quality (commonly known as "junk bonds") are subject to the increased risk of an issuer's inability to meet principal and interest obli-gations. These securities, also referred to as high yield securities, may be subject to greater price volatility due to such factors as specific corpo-rate developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less secondary market liquidity.

 Non-investment grade fixed-income securities are often issued in connection with a corporate reorganization or restructuring or as part of a merger, acquisition, takeover or similar event. They are also issued by less estab-lished companies seeking to expand. Such issuers are often highly leveraged and generally less able than more established or less leveraged entities to make scheduled payments of principal and interest in the event of adverse developments or business conditions.

 The market value of non-investment grade fixed-income securities tends to reflect individual corporate developments to a greater extent than that of higher rated securities which react primarily to fluctuations in the general level of interest rates. As a result, a Fund's ability to achieve its investment objectives may depend to a greater extent on the Investment Adviser's judgment concerning the creditworthiness of issuers than funds which invest in higher-rated securities. Issuers of non-investment grade fixed-income securities may not be able to make use of more traditional methods of financing and their ability to service debt obligations may be affected more adversely than issuers of higher-rated securities by economic downturns, specific corporate developments or the issuer's inability to meet specific projected business forecasts. Negative publicity about the junk bond market and investor perceptions regarding lower rated securities, whether or not based on fundamental analysis, may depress the prices for such securities.

 A holder's risk of loss from default is significantly greater for non-investment grade fixed-income securities than is the case for holders of other debt securities because such non-investment grade securities are gen-erally unsecured and are often subordinated to the rights of other creditors of the issuers of such

                                                                             1-Q
 securities. Investment by a Fund in defaulted securities poses additional risk of loss should nonpayment of principal and interest continue in respect of such securities. Even if such securities are held to maturity, recovery by a Fund of its initial investment and any anticipated income or apprecia-tion is uncertain.

 The secondary market for non-investment grade fixed-income securities is concentrated in relatively few market makers and is dominated by institu-tional investors, including mutual funds, insurance companies and other financial institutions. Accordingly, the secondary market for such securi-ties is not as liquid as, and is more volatile than, the secondary market for higher-rated securities. In addition, market trading volume for high yield fixed-income securities is generally lower and the secondary market for such securities could contract under adverse market or economic condi-tions, independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on the market price and a Fund's ability to dispose of particular portfolio investments. A less liquid secondary market also may make it more difficult for a Fund to obtain precise valuations of the high yield securities in its portfolio.

 Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of non-investment grade securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the conditions of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality. Investments in non-investment grade and comparable unrated obligations will be more dependent on the Investment Adviser's credit analysis than would be the case with investments in investment-grade debt obligations.

 LOAN PARTICIPATIONS


 A loan participation is an interest in a loan to a U.S. or foreign company or other borrower which is administered and sold by a financial intermedi-ary. A Fund may only invest in loans to issuers in whose obligations it may otherwise invest. Loan participation interests may take the form of a direct or co-lending relationship with the corporate borrower, an assignment of an interest in the loan by a co-lender or another participant, or a participa-tion in the seller's share of the loan. When a Fund acts as co-lender in connection with a participation interest or when it acquires certain partic-ipation interests, the Fund will have direct recourse against the borrower if the borrower fails to pay scheduled principal and interest. In cases where the Fund lacks direct recourse, it will look to the agent bank to enforce appropriate credit remedies against the borrower. In these cases, the Fund

2-Q
 may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation (such as commercial paper) of such borrower. Moreover, under the terms of the loan participation, the Fund may be regarded as a creditor of the agent bank (rather than of the underlying corporate borrower), so that the Fund may also be subject to the risk that the agent bank may become insolvent.

 PREFERRED STOCK, WARRANTS AND RIGHTS


 Preferred stocks are securities that represent an ownership interest provid-ing the holder with claims on the issuer's earnings and assets before common stock owners but after bond owners. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obli-gations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer with the terms of the preferred stock.

 Warrants and other rights are options to buy a stated number of shares of common stock at a specified price at any time during the life of the war-rant. The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

                                                                             3-Q

Appendix B
Financial Highlights

 The financial highlights tables are intended to help you understand a Fund's financial performance for the past five years (or less if the Fund has been in operation for less than five years). Certain information reflects finan-cial results for a single Fund share. The total returns in the table repre-sent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen LLP, whose report, along with a Fund's financial statements, is included in the Fund's annual report (available upon request without charge).

 ADJUSTABLE RATE GOVERNMENT FUND



                                                         INCOME (LOSS) FROM
                                                       INVESTMENT OPERATIONS/A/
                                                                  NET REALIZED
                                                                 AND UNREALIZED
                                                                  GAIN (LOSS)
                                            NET ASSET            ON INVESTMENT,
                                            VALUE AT     NET       OPTION AND
                                            BEGINNING INVESTMENT    FUTURES
                                            OF PERIOD   INCOME    TRANSACTIONS
-------------------------------------------------------------------------------
  FOR THE YEARS ENDED OCTOBER 31,
  1998 - Class A Shares                      $ 9.88     $0.53        $(0.17)
  1998 - Institutional Shares                  9.88      0.55         (0.16)
  1998 - Administration Shares                 9.88      0.53         (0.16)
  1998 - Service Shares                        9.88      0.51         (0.16)
  1997 - Class A Shares                        9.83      0.57f         0.05f
  1997 - Institutional Shares                  9.83      0.59f         0.05f
  1997 - Administration Shares                 9.83      0.57f         0.05f
  1997 - Service Shares (commenced March
   27)                                         9.84      0.33f         0.04f
  1996 - Class A Shares                        9.77      0.55f         0.08f
  1996 - Institutional Shares                  9.77      0.57f         0.08f
  1996 - Administration Shares                 9.77      0.55f         0.08f
  1995 - Class A Shares (commenced May 15)     9.79      0.27f        (0.01)f
  1995 - Institutional Shares                  9.74      0.56f         0.07f
  1995 - Administration Shares                 9.74      0.54f         0.07f
  1994 - Institutional Shares                 10.00      0.43f        (0.24)f
  1994 - Administration Shares                10.00      0.42f        (0.26)f
-------------------------------------------------------------------------------

                                                                             1-R

           DISTRIBUTIONS TO SHAREHOLDERS

                             FROM NET       NET                                    NET
                          REALIZED GAIN   INCREASE                               ASSETS
               IN EXCESS  ON INVESTMENT, (DECREASE) NET ASSET                    AT END
   FROM NET      OF NET       OPTION       IN NET    VALUE,           PORTFOLIO    OF
  INVESTMENT   INVESTMENT  AND FUTURES     ASSET     END OF    TOTAL  TURNOVER   PERIOD
    INCOME       INCOME    TRANSACTIONS    VALUE     PERIOD   RETURNB   RATEE   (IN 000S)
-----------------------------------------------------------------------------------------
  $(0.53)        $(0.02)       $--         $(0.19)    $9.69    3.71%    33.64%  $ 60,782
   (0.55)         (0.02)        --          (0.18)     9.70    4.09     33.64    441,228
   (0.53)         (0.02)        --          (0.18)     9.70    3.83     33.64      5,999
   (0.51)         (0.02)        --          (0.18)     9.70    3.57     33.64        822
   (0.57)            --         --           0.05      9.88    6.43     46.58     43,393
   (0.59)            --         --           0.05      9.88    6.70     46.58    463,511
   (0.57)            --         --           0.05      9.88    6.43     46.58      2,793
   (0.33)            --         --           0.04      9.88    3.81d    46.58        346
   (0.55)         (0.02)        --           0.06      9.83    6.60     52.36     10,728
   (0.57)         (0.02)        --           0.06      9.83    6.86     52.36    613,149
   (0.55)         (0.02)        --           0.06      9.83    6.60     52.36      3,792
   (0.27)         (0.01)        --          (0.02)     9.77    2.74d    24.12     15,203
   (0.57)         (0.03)        --           0.03      9.77    6.75     24.12    657,358
   (0.55)         (0.03)        --           0.03      9.77    6.48     24.12      3,572
   (0.45)            --         --          (0.26)     9.74    1.88     37.81    942,523
   (0.42)            --         --          (0.26)     9.74    1.63     37.81      6,960
-----------------------------------------------------------------------------------------

2-R

                                                                      APPENDIX B






                                                             RATIOS ASSUMING
                                                           NO VOLUNTARY WAIVER
                                                               OF FEES OR
                                                           EXPENSE LIMITATIONS
                                                RATIO OF              RATIO OF
                                     RATIO OF     NET                   NET
                                       NET     INVESTMENT  RATIO OF  INVESTMENT
                                     EXPENSES    INCOME    EXPENSES    INCOME
                                    TO AVERAGE TO AVERAGE TO AVERAGE TO AVERAGE
                                    NET ASSETS NET ASSETS NET ASSETS NET ASSETS
-------------------------------------------------------------------------------
  FOR THE YEARS ENDED OCTOBER 31,
  1998 - Class A Shares                0.80%      5.40%      1.02%      5.18%
  1998 - Institutional Shares          0.53       5.63       0.53       5.63
  1998 - Administration Shares         0.78       5.33       0.78       5.33
  1998 - Service Shares                1.03       5.09       1.03       5.09
  1997 - Class A Shares                0.74       5.60       1.02       5.32
  1997 - Institutional Shares          0.49       5.99       0.52       5.96
  1997 - Administration Shares         0.74       5.73       0.77       5.70
  1997 - Service Shares (commenced
   March 27)                           1.05c      5.64c      1.08c      5.61c
  1996 - Class A Shares                0.70       5.59       1.01       5.28
  1996 - Institutional Shares          0.45       5.85       0.51       5.79
  1996 - Administration Shares         0.70       5.59       0.76       5.53
  1995 - Class A Shares (commenced
   May 15)                             0.69c      5.87c      1.01c      5.55c
  1995 - Institutional Shares          0.46       5.77       0.53       5.70
  1995 - Administration Shares         0.71       5.50       0.78       5.43
  1994 - Institutional Shares          0.46       4.38       0.49       4.35
  1994 - Administration Shares         0.71       4.27       0.74       4.24
-------------------------------------------------------------------------------

                                                                             3-R

 SHORT DURATION GOVERNMENT FUND



                                                      INCOME (LOSS) FROM
                                                    INVESTMENT OPERATIONSA
                                                              NET REALIZED
                                                             AND UNREALIZED
                                      NET ASSET              GAIN (LOSS) ON
                                      VALUE AT     NET     INVESTMENT,  OPTION
                                      BEGINNING INVESTMENT     AND FUTURES
                                      OF PERIOD   INCOME      TRANSACTIONS
------------------------------------------------------------------------------
  FOR THE YEARS ENDED OCTOBER 31,
  1998-Class A Shares                  $ 9.88     $0.57          $ 0.04
  1998-Class B Shares                    9.86      0.51            0.03
  1998-Class C Shares                    9.86      0.49            0.03
  1998-Institutional Shares              9.86      0.58            0.06
  1998-Administration Shares             9.89      0.55            0.05
  1998-Service Shares                    9.86      0.55            0.04
  1997-Class A Shares (commenced May
   1)                                    9.78      0.31f           0.09f
  1997-Class B Shares (commenced May
   1)                                    9.75      0.28f           0.10f
  1997-Class C Shares (commenced May
   15)                                   9.83      0.12f           0.02f
  1997-Institutional Shares              9.83      0.64f           0.03f
  1997-Administration Shares             9.85      0.62f           0.04f
  1997-Service Shares                    9.82      0.59f           0.04f
  1996-Institutional Shares              9.82      0.63f           0.01f
  1996-Administration Sharesg            9.86      0.38f             --f
  1996-Service Shares (commenced
   April 10)                             9.72      0.31f           0.10f
  1995-Institutional Shares              9.64      0.66f           0.17f
  1995-Administration Sharesg            9.64      0.24f          (0.04)f
  1994-Institutional Shares             10.14      0.56f          (0.46)f
  1994-Administration Shares            10.14      0.53f          (0.45)f
------------------------------------------------------------------------------

4-R

                                                                      APPENDIX B




     DISTRIBUTIONS TO SHAREHOLDERS
                             FROM NET
                          REALIZED GAIN      NET
               IN EXCESS  ON INVESTMENT,  INCREASE   NET ASSET                   NET ASSETS
   FROM NET      OF NET       OPTION     (DECREASE)   VALUE,           PORTFOLIO AT END OF
  INVESTMENT   INVESTMENT  AND FUTURES     IN NET     END OF    TOTAL  TURNOVER    PERIOD
    INCOME       INCOME    TRANSACTIONS  ASSET VALUE  PERIOD   RETURNB   RATEE   (IN 000S)
-------------------------------------------------------------------------------------------
    $(0.58)       $--         $   --       $ 0.03      $9.91    6.36%   119.89%   $ 56,725
     (0.52)        --             --         0.02       9.88    5.62    119.89       5,025
     (0.50)        --             --         0.02       9.88    5.46    119.89       4,527
     (0.60)        --             --         0.04       9.90    6.75    119.89     145,514
     (0.58)        --             --         0.02       9.91    6.27    119.89       7,357
     (0.56)        --             --         0.03       9.89    6.12    119.89       6,232
     (0.30)        --             --         0.10       9.88    4.14d   102.58       9,491
     (0.27)        --             --         0.11       9.86    3.94d   102.58         747
     (0.11)        --             --         0.03       9.86    1.44d   102.58         190
     (0.64)        --             --         0.03       9.86    7.07    102.58     103,729
     (0.62)        --             --         0.04       9.89    6.91    102.58       1,060
     (0.59)        --             --         0.04       9.86    6.63    102.58       3,337
     (0.63)        --             --         0.01       9.83    6.75    115.45      99,944
     (0.39)        --             --        (0.01)      9.85    4.00d   115.45         252
     (0.31)        --             --         0.10       9.82    4.35d   115.45       1,822
     (0.65)        --             --         0.18       9.82    8.97    292.56     103,760
     (0.21)        --             --        (0.01)      9.63    2.10d   292.56          --
     (0.56)        --          (0.04)       (0.50)      9.64    0.99    289.79     193,095
     (0.54)        --          (0.04)       (0.50)      9.64    0.73    289.79         730
-------------------------------------------------------------------------------------------

                                                                             5-R

                                             RATIOS ASSUMING NO
                                             VOLUNTARY WAIVER OF
                                                    FEES
                                           OR EXPENSE LIMITATIONS
                                           RATIO OF NET            RATIO OF NET
                              RATIO OF NET  INVESTMENT   RATIO OF   INVESTMENT
                                EXPENSES      INCOME     EXPENSES     INCOME
                               TO AVERAGE   TO AVERAGE  TO AVERAGE  TO AVERAGE
                               NET ASSETS   NET ASSETS  NET ASSETS  NET ASSETS
-------------------------------------------------------------------------------
  FOR THE YEARS ENDED
   OCTOBER 31,
  1998-Class A Shares             0.81%        5.68%       1.32%       5.17%
  1998-Class B Shares             1.41         5.12        1.87        4.66
  1998-Class C Shares             1.56         4.64        1.87        4.33
  1998-Institutional Shares       0.53         6.06        0.84        5.75
  1998-Administration Shares      0.78         5.76        1.09        5.45
  1998-Service Shares             1.03         5.56        1.34        5.25
  1997-Class A Shares
   (commenced May 1)              0.70c        6.05c       1.32c       5.43c
  1997-Class B Shares
   (commenced May 1)              1.30c        5.52c       1.82c       5.00c
  1997-Class C Shares
   (commenced May 15)             1.45c        5.52c       1.82c       5.15c
  1997-Institutional Shares       0.45         6.43        0.82        6.06
  1997-Administration Shares      0.70         6.19        1.07        5.82
  1997-Service Shares             0.95         5.92        1.32        5.55
  1996-Institutional Shares       0.45         6.44        0.71        6.18
  1996-Administration
   Sharesg                        0.70c        5.97c       0.96c       5.71c
  1996-Service Shares
   (commenced April 10)           0.95c        6.05c       1.21c       5.79c
  1995-Institutional Shares       0.45         6.87        0.72        6.60
  1995-Administration
   Sharesg                        0.70c        7.91c       0.90c       7.71c
  1994-Institutional Shares       0.45         5.69        0.59        5.55
  1994-Administration Shares      0.70         5.38        0.84        5.24
-------------------------------------------------------------------------------

6-R

                      [This page intentionally left blank]

                                                                             7-R

 SHORT DURATION TAX-FREE FUND



                                                        INCOME (LOSS) FROM
                                                      INVESTMENT OPERATIONSA
                                                                 NET REALIZED
                                                                AND UNREALIZED
                                                                 GAIN (LOSS)
                                           NET ASSET            ON INVESTMENT,
                                            VALUE,      NET       OPTION AND
                                           BEGINNING INVESTMENT    FUTURES
                                           OF PERIOD  INCOMEE   TRANSACTIONSE
------------------------------------------------------------------------------
  FOR THE YEARS ENDED OCTOBER 31,
  1998 - Class A Shares                     $10.08     $0.36        $0.13
  1998 - Class B Shares                      10.08      0.30         0.12
  1998 - Class C Shares                      10.07      0.28         0.14
  1998 - Institutional Shares                10.07      0.39         0.13
  1998 - Administration Shares               10.07      0.36         0.13
  1998 - Service Shares                      10.07      0.34         0.13
  1997 - Class A Shares (commenced May 1)     9.94      0.20         0.14
  1997 - Class B Shares (commenced May 1)     9.94      0.16         0.14
  1997 - Class C Shares (commenced August
   15)                                       10.04      0.07         0.03
  1997 - Institutional Shares                 9.96      0.42         0.11
  1997 - Administration Shares                9.96      0.39         0.11
  1997 - Service Shares                       9.97      0.37         0.10
  1996 - Institutional Shares                 9.94      0.42         0.02
  1996 - Administration Shares                9.94      0.39         0.02
  1996 - Service Shares                       9.95      0.37         0.02
  1995 - Institutional Shares                 9.79      0.42         0.15
  1995 - Administration Shares                9.79      0.40         0.15
  1995 - Service Shares                       9.79      0.37         0.16
  1994 - Institutional Shares                10.23      0.38        (0.36)
  1994 - Administration Shares               10.23      0.35        (0.36)
  1994 - Service Shares (commenced
   September 20)                              9.86      0.05        (0.07)
------------------------------------------------------------------------------

8-R

                                                                      APPENDIX B







     DISTRIBUTIONS TO SHAREHOLDERS
                             FROM NET
                          REALIZED GAIN      NET                                         NET
               IN EXCESS  ON INVESTMENT,  INCREASE                                     ASSETS
   FROM NET      OF NET       OPTION     (DECREASE)    NET ASSET            PORTFOLIO AT END OF
  INVESTMENT   INVESTMENT  AND FUTURES     IN NET       VALUE,     TOTAL    TURNOVER   PERIOD
    INCOME       INCOME    TRANSACTIONS  ASSET VALUE END OF PERIOD RETURNB    RATE    (IN 000S)
-----------------------------------------------------------------------------------------------
    $(0.38)        --         $   --        $0.11       $10.19       4.97%   140.72%   $19,881
     (0.32)        --             --         0.10        10.18       4.25    140.72        974
     (0.31)        --             --         0.11        10.18       4.19    140.72      2,256
     (0.41)        --             --         0.11        10.18       5.25    140.72     57,647
     (0.38)        --             --         0.11        10.18       4.99    140.72        525
     (0.36)        --             --         0.11        10.18       4.73    140.72      2,560
     (0.20)        --             --         0.14        10.08       3.39d   194.75      4,023
     (0.16)        --             --         0.14        10.08       3.07d   194.75        106
     (0.07)        --             --         0.03        10.07       0.97d   194.75          2
     (0.42)        --             --         0.11        10.07       5.40    194.75     28,821
     (0.39)        --             --         0.11        10.07       5.14    194.75         77
     (0.37)        --             --         0.10        10.07       4.77    194.75      2,051
     (0.42)        --             --         0.02         9.96       4.50    231.65     34,814
     (0.39)        --             --         0.02         9.96       4.24    231.65         48
     (0.37)        --             --         0.02         9.97       3.98    231.65        695
     (0.42)        --             --         0.15         9.94       5.98    259.52     58,389
     (0.40)        --             --         0.15         9.94       5.76    259.52         46
     (0.37)        --             --         0.16         9.95       5.59    259.52        454
     (0.38)        --          (0.08)       (0.44)        9.79       0.17    354.00     83,704
     (0.35)        --          (0.08)       (0.44)        9.79      (0.11)   354.00      3,866
     (0.05)        --             --        (0.07)        9.79      (0.32)d  354.00        440
-----------------------------------------------------------------------------------------------

                                                                             9-R

                                                             RATIOS ASSUMING
                                                           NO VOLUNTARY WAIVER
                                                               OF FEES OR
                                                           EXPENSE LIMITATIONS
                                                RATIO OF              RATIO OF
                                     RATIO OF     NET                   NET
                                       NET     INVESTMENT  RATIO OF  INVESTMENT
                                     EXPENSES    INCOME    EXPENSES    INCOME
                                    TO AVERAGE TO AVERAGE TO AVERAGE TO AVERAGE
                                    NET ASSETS NET ASSETS NET ASSETS NET ASSETS
-------------------------------------------------------------------------------
  FOR THE YEARS ENDED OCTOBER 31,
  1998 - Class A Shares                0.71%      3.54%      1.74%      2.51%
  1998 - Class B Shares                1.31       3.06       2.27       2.10
  1998 - Class C Shares                1.46       2.82       2.27       2.01
  1998 - Institutional Shares          0.45       3.92       1.26       3.11
  1998 - Administration Shares         0.70       3.58       1.51       2.77
  1998 - Service Shares                0.95       3.44       1.76       2.63
  1997 - Class A Shares (commenced
   May 1)                              0.70c      3.81c      1.73c      2.78c
  1997 - Class B Shares (commenced
   May 1)                              1.30c      3.31c      2.23c      2.38c
  1997 - Class C Shares (commenced
   August 15)                          1.45c      2.60c      2.23c      1.82c
  1997 - Institutional Shares          0.45       4.18       1.23       3.40
  1997 - Administration Shares         0.70       3.91       1.48       3.13
  1997 - Service Shares                0.95       3.66       1.73       2.88
  1996 - Institutional Shares          0.45       4.21       1.01       3.65
  1996 - Administration Shares         0.70       3.96       1.26       3.40
  1996 - Service Shares                0.95       3.74       1.51       3.18
  1995 - Institutional Shares          0.45       4.31       0.77       3.99
  1995 - Administration Shares         0.70       4.14       1.02       3.82
  1995 - Service Shares                0.95       3.87       1.27       3.55
  1994 - Institutional Shares          0.45       3.74       0.61       3.58
  1994 - Administration Shares         0.70       3.51       0.86       3.35
  1994 - Service Shares (commenced
   September 20)                       0.95c      4.30c      1.11c      4.14c
-------------------------------------------------------------------------------

10-R

                      [This page intentionally left blank]

                                                                            11-R

 GOVERNMENT INCOME FUND



                                                     INCOME (LOSS) FROM
                                                   INVESTMENT OPERATIONSN
                                                              NET REALIZED
                                                             AND UNREALIZED
                                                             GAIN (LOSS) ON
                                        NET ASSET             INVESTMENT,
                                        VALUE AT     NET       OPTION AND
                                        BEGINNING INVESTMENT    FUTURES
                                        OF PERIOD   INCOME    TRANSACTIONS
-------------------------------------------------------------------------------
  FOR THE YEARS ENDED OCTOBER 31,
  1998 - Class A Shares                  $14.59     $0.81        $0.45
  1998 - Class B Shares                   14.61      0.72         0.42
  1998 - Class C Shares                   14.60      0.74         0.40
  1998 - Institutional Shares             14.59      0.87         0.42
  1998 - Service Shares                   14.59      0.80         0.40
  1997 - Class A Shares                   14.36      0.91         0.29
  1997 - Class B Shares                   14.37      0.80         0.30
  1997 - Class C Shares (commenced
   August 15)                             14.38      0.17         0.22
  1997 - Institutional Shares
   (commenced August 15)                  14.37      0.20         0.22
  1997 - Service Shares (commenced
   August 15)                             14.37      0.20         0.21
  1996 - Class A shares                   14.47      0.92        (0.11)
  1996 - Class B shares (commenced May
   1)                                      4.11      0.41         0.26
  1995 - Class A shares                   13.47      0.94         1.00
  1994 - Class A shares                   14.90      0.85        (1.28)
-------------------------------------------------------------------------------

12-R

                                                                      APPENDIX B






            DISTRIBUTIONS TO SHAREHOLDERS
                                         IN EXCESS OF
                             FROM NET    NET REALIZED
                          REALIZED  GAIN   GAIN ON        NET
               IN EXCESS  ON INVESTMENT, INVESTMENT,   INCREASE   NET ASSET
   FROM NET      OF NET     OPTION AND    OPTION AND  (DECREASE)    VALUE           PORTFOLIO
  INVESTMENT   INVESTMENT    FUTURES       FUTURES      IN NET     AT END    TOTAL  TURNOVER
    INCOME       INCOME    TRANSACTIONS  TRANSACTIONS ASSET VALUE OF PERIOD RETURNK   RATEE
---------------------------------------------------------------------------------------------
    $(0.81)     $(0.07)       $(0.06)       $  --        $0.32     $14.91     8.98%  315.43%
     (0.72)      (0.05)        (0.06)          --         0.31      14.92     8.09   315.43
     (0.74)      (0.03)        (0.06)          --         0.31      14.91     8.09   315.43
     (0.87)      (0.05)        (0.06)          --         0.31      14.90     9.19   315.43
     (0.80)      (0.05)        (0.06)          --         0.29      14.88     8.53   315.43
     (0.90)          --        (0.07)          --         0.23      14.59     8.72   395.75
     (0.79)          --        (0.07)          --         0.24      14.61     7.96   395.75
     (0.17)          --           --           --         0.22      14.60     2.72d  395.75
     (0.20)          --           --           --         0.22      14.59     2.94d  395.75
     (0.19)          --           --           --         0.22      14.59     2.85d  395.75
     (0.92)          --           --           --        (0.11)     14.36     5.80   485.09
     (0.41)          --           --           --         0.26      14.37     4.85d  485.09
     (0.94)          --           --           --         1.00      14.47    14.90   449.53
     (0.85)       (0.02)       (0.12)       (0.01)       (1.43)     13.47    (2.98)  654.90
---------------------------------------------------------------------------------------------

                                                                            13-R

                                                                RATIOS ASSUMING NO
                                                             VOLUNTARY WAIVER OF FEES
                                                              OR EXPENSE LIMITATIONS
                                                   RATIO OF
                                                     NET                      RATIO OF NET
                          NET ASSETS   RATIO OF   INVESTMENT   RATIO OF        INVESTMENT
                          AT END OF  NET EXPENSES   INCOME     EXPENSES          INCOME
                            PERIOD    TO AVERAGE  TO AVERAGE  TO AVERAGE       TO AVERAGE
                          (IN 000S)   NET ASSETS  NET ASSETS  NET ASSETS       NET ASSETS
----------------------------------------------------------------------------------------------
  FOR THE YEARS ENDED
   OCTOBER 31,
  1998 - Class A Shares    $101,015      0.76%       5.53%              1.53%            4.76%
  1998 - Class B Shares      16,125      1.51        4.76               2.05             4.22
  1998 - Class C Shares       9,639      1.51        4.59               2.05             4.05
  1998 - Institutional
   Shares                     2,642      0.51        5.82               1.05             5.28
  1998 - Service Shares           2      1.01        5.48               1.55             4.94
  1997 - Class A Shares      68,859      0.50        6.38               1.82             5.06
  1997 - Class B Shares       8,041      1.25        5.59               2.32             4.52
  1997 - Class C Shares
   (commenced August 15)      1,196      1.25c       5.45c              2.32c            4.38c
  1997 - Institutional
   Shares (commenced
   August 15)                 1,894      0.25c       7.03c              1.32c            5.96c
  1997 - Service Shares
   (commenced August 15)          2      0.75c       6.49c              1.82c            5.42c
  1996 - Class A shares      30,603      0.50        6.42               1.89             5.03
  1996 - Class B shares
   (commenced May 1)            234      1.25c       5.65c              2.39c            4.51c
  1995 - Class A shares      29,503      0.47        6.67               2.34             4.80
  1994 - Class A shares      14,452      0.11        6.06               2.86             3.31
----------------------------------------------------------------------------------------------

14-R

                      [This page intentionally left blank]

                                                                            15-R

 MUNICIPAL INCOME FUND



                                                     INCOME (LOSS) FROM
                                                   INVESTMENT OPERATIONS/N/
                                                              NET REALIZED
                                                             AND UNREALIZED
                                                             GAIN (LOSS) ON
                                        NET ASSET             INVESTMENT,
                                        VALUE AT     NET       OPTION AND
                                        BEGINNING INVESTMENT    FUTURES
                                        OF PERIOD   INCOME    TRANSACTIONS
-------------------------------------------------------------------------------
  FOR THE YEARS ENDED OCTOBER 31,
  1998 - Class A Shares                  $14.99     $0.65        $0.50
  1998 - Class B Shares                   15.00      0.53         0.49
  1998 - Class C Shares                   14.99      0.53         0.50
  1998 - Institutional Shares             15.00      0.68         0.50
  1998 - Service Shares                   14.99      0.64         0.49
  1997 - Class A Shares                   14.37      0.67         0.62
  1997 - Class B Shares                   14.37      0.56         0.63
  1997 - Class C Shares (commenced
   August 15)                             14.85      0.12         0.14
  1997 - Institutional Shares
   (commenced August 15)                  14.84      0.15         0.16
  1997 - Service Shares (commenced
   August 15)                             14.84      0.14         0.15
  1996 - Class A shares                   14.17      0.65         0.20
  1996 - Class B shares (commenced May
   1)                                     14.03      0.27         0.34
  1995 - Class A shares                   13.08      0.67         1.09
  1994 - Class A shares                   14.64      0.73        (1.51)
-------------------------------------------------------------------------------

16-R

                                                                      APPENDIX B





    DISTRIBUTIONS TO SHAREHOLDERS
                            FROM NET
                            REALIZED      NET                                    NET
                            GAIN ON     INCREASE                               ASSETS
               IN EXCESS  INVESTMENT,  (DECREASE) NET ASSET                    AT END
   FROM NET      OF NET    OPTION AND    IN NET    VALUE,           PORTFOLIO    OF
  INVESTMENT   INVESTMENT   FUTURES      ASSET     END OF    TOTAL  TURNOVER   PERIOD
    INCOME       INCOME   TRANSACTIONS   VALUE     PERIOD   RETURNB   RATE    (IN 000S)
---------------------------------------------------------------------------------------
    $(0.64)       $--       $(0.03)      $0.48     $15.47     7.79%   56.51%   $91,158
     (0.52)        --        (0.03)       0.47      15.47     6.91    56.51     6,722.
     (0.52)        --        (0.03)       0.48      15.47     6.98    56.51      2,862
     (0.68)        --        (0.03)       0.47      15.47     8.00    56.51      6,154
     (0.61)        --        (0.03)       0.49      15.48     7.68    56.51          2
     (0.67)        --            --       0.62      14.99     9.23   153.12     64,553
     (0.56)        --            --       0.63      15.00     8.48   153.12      1,750
     (0.12)        --            --       0.14      14.99     1.75d  153.12        130
     (0.15)        --            --       0.16      15.00     2.10d  153.12        351
     (0.14)        --            --       0.15      14.99     1.93d  153.12          2
     (0.65)        --            --       0.20      14.37     6.13   344.13     52,267
     (0.27)        --            --       0.34      14.37     4.40d  344.13        255
     (0.67)        --            --       1.09      14.17    13.79   335.55     53,797
     (0.73)        --         (0.05)     (1.56)     13.08    (5.51)  357.54     47,373
---------------------------------------------------------------------------------------

                                                                            17-R

                                                     RATIOS ASSUMING NO
                                                  VOLUNTARY WAIVER OF FEES
                                                   OR EXPENSE LIMITATIONS
                                        RATIO OF
                                          NET                      RATIO OF NET
                            RATIO OF   INVESTMENT   RATIO OF        INVESTMENT
                          NET EXPENSES   INCOME     EXPENSES          INCOME
                           TO AVERAGE  TO AVERAGE  TO AVERAGE       TO AVERAGE
                           NET ASSETS  NET ASSETS  NET ASSETS       NET ASSETS
-----------------------------------------------------------------------------------
  FOR THE YEARS ENDED
   OCTOBER 31,
  1998 - Class A Shares       0.87%       4.25%              1.64%            3.48%
  1998 - Class B Shares       1.62        3.44               2.16             2.90
  1998 - Class C Shares       1.62        3.38               2.16             2.84
  1998 - Institutional
   Shares                     0.58        4.41               1.12             3.87
  1998 - Service Shares       1.08        4.21               1.62             3.67
  1997 - Class A Shares       0.85        4.60               1.62             3.83
  1997 - Class B Shares       1.60        3.74               2.12             3.22
  1997 - Class C Shares
   (commenced August 15)      1.60c       3.24c              2.12c            2.72c
  1997 - Institutional
   Shares (commenced
   August 15)                 0.60c       4.41c              1.12c            3.89c
  1997 - Service Shares
   (commenced August 15)      1.10c       4.24c              1.62c            3.72c
  1996 - Class A shares       0.85        4.58               1.55             3.88
  1996 - Class B shares
   (commenced May 1)          1.60c       3.55c              2.05c            3.10c
  1995 - Class A shares       0.76        4.93               1.49             4.20
  1994 - Class A shares       0.45        5.28               1.55             4.18
-----------------------------------------------------------------------------------

18-R

                      [This page intentionally left blank]

                                                                            19-R

 CORE FIXED INCOME FUND


                                                       INCOME (LOSS) FROM
                                                     INVESTMENT OPERATIONS/A/
                                                                NET REALIZED
                                                               AND UNREALIZED
                                                               GAIN (LOSS) ON
                                                                INVESTMENT,
                                                                  OPTION,
                                         NET ASSET              FUTURES AND-
                                         VALUE AT     NET     FOREIGN CURRENCY
                                         BEGINNING INVESTMENT     RELATED
                                         OF PERIOD   INCOME     TRANSACTIONS
------------------------------------------------------------------------------
  FOR THE YEARS ENDED OCTOBER 31,
  1998-Class A Shares                     $10.06     $0.59         $0.27
  1998-Class B Shares                      10.09      0.52          0.27
  1998-Class C Shares                      10.09      0.90          0.27
  1998-Institutional Shares                10.08      1.08          0.29
  1998-Administration Shares               10.07      0.57          0.29
  1998-Service Shares                      10.09      0.99          0.27
  1997-Class A Shares (commenced May 1)     9.70      0.30          0.36
  1997-Class B Shares (commenced May 1)     9.72      0.27          0.37
  1997-Class C Shares (commenced August
   15)                                      9.93      0.11          0.16
  1997-Institutional Shares                 9.85      0.64          0.23
  1997-Administration Shares                9.84      0.62          0.23
  1997-Service Shares                       9.86      0.59          0.23
  1996-Institutional Shares                10.00      0.64         (0.07)
  1996-Administrative Shares
     (commenced February 28)                9.91      0.41         (0.07)
  1996-Service Shares (commenced March
   13)                                      9.77      0.38          0.09
  1995-Institutional Shares                 9.24      0.64          0.76
  FOR THE PERIOD ENDED OCTOBER 31,
  1994-Institutional Shares (commenced
   January 5)                              10.00      0.46         (0.76)
------------------------------------------------------------------------------

20-R

    DISTRIBUTIONS TO SHAREHOLDERS
                            FROM NET
                            REALIZED      NET                                     NET
                            GAIN ON     INCREASE                                ASSETS
               IN EXCESS  INVESTMENT,  (DECREASE) NET ASSET                     AT END
   FROM NET      OF NET    OPTION AND    IN NET    VALUE,            PORTFOLIO    OF
  INVESTMENT   INVESTMENT   FUTURES      ASSET     END OF    TOTAL   TURNOVER   PERIOD
    INCOME       INCOME   TRANSACTIONS   VALUE     PERIOD   RETURNB    RATEE   (IN 000S)
----------------------------------------------------------------------------------------
    $(0.59)      $(0.02)     $(0.06)     $0.19     $10.25     8.76%   271.50%   $56,267
     (0.52)       (0.02)      (0.06)      0.19      10.28     7.94    271.50      7,209
     (0.90)       (0.02)      (0.06)      0.19      10.28     7.94    271.50      5,587
     (1.08)       (0.03)      (0.06)      0.20      10.28     9.15    271.50    195,730
     (0.57)       (0.03)      (0.06)      0.20      10.27     8.88    271.50     12,743
     (0.99)       (0.02)      (0.06)      0.19      10.28     8.50    271.50      5,263
     (0.30)          --          --       0.36      10.06     6.94d   361.27      9,336
     (0.27)          --          --       0.37      10.09     6.63d   361.27        621
     (0.11)          --          --       0.16      10.09     2.74d   361.27        272
     (0.64)          --          --       0.23      10.08     9.19    361.27     79,230
     (0.62)          --          --       0.23      10.07     8.92    361.27      6,176
     (0.59)          --          --       0.23      10.09     8.65    361.27      1,868
     (0.64)          --       (0.08)     (0.15)      9.85     5.98    414.20     72,061
     (0.41)          --          --      (0.07)      9.84     3.56d   414.20        702
     (0.38)          --          --       0.09       9.86     4.90d   414.20        381
     (0.64)          --          --       0.76      10.00    15.72    382.26     55,502
     (0.46)          --          --      (0.76)      9.24    (3.00)d  285.25     24,508
----------------------------------------------------------------------------------------

                                                                            21-R

                                                                      APPENDIX B

                                                           RATIOS ASSUMING NO
                                                           VOLUNTARY WAIVER OF
                                                                  FEES
                                                               OR EXPENSE
                                                               LIMITATIONS
                                                RATIO OF              RATIO OF
                                     RATIO OF     NET                   NET
                                       NET     INVESTMENT  RATIO OF  INVESTMENT
                                     EXPENSES    INCOME    EXPENSES    INCOME
                                    TO AVERAGE TO AVERAGE TO AVERAGE TO AVERAGE
                                    NET ASSETS NET ASSETS NET ASSETS NET ASSETS
-------------------------------------------------------------------------------
  FOR THE YEARS ENDED OCTOBER 31,
  1998-Class A Shares                  0.74%      5.58%      1.21%      5.11%
  1998-Class B Shares                  1.49       4.82       1.75       4.56
  1998-Class C Shares                  1.49       4.81       1.75       4.55
  1998-Institutional Shares            0.46       5.95       0.72       5.69
  1998-Administration Shares           0.71       5.70       0.97       5.44
  1998-Service Shares                  0.96       5.44       1.22       5.18
  1997-Class A Shares (commenced
   May 1)                              0.70c      6.13c      1.33c      5.50c
  1997-Class B Shares (commenced
   May 1)                              1.45c      5.28c      1.83c      4.90c
  1997-Class C Shares (commenced
   August 15)                          1.45c      4.84c      1.83c      4.46c
  1997-Institutional Shares            0.45       6.53       0.83       6.15
  1997-Administration Shares           0.70       6.27       1.08       5.89
  1997-Service Shares                  0.95       6.00       1.33       5.62
  1996-Institutional Shares            0.45       6.51       0.83       6.13
  1996-Administrative Shares
     (commenced February 28)           0.70c      6.41c      1.08c      6.03c
  1996-Service Shares (commenced
   March 13)                           0.95c      6.37c      1.33c      5.99c
  1995-Institutional Shares            0.45       6.56       0.96       6.05
  FOR THE PERIOD ENDED OCTOBER 31,
  1994-Institutional Shares
   (commenced January 5)               0.45c      6.48c      1.46c      5.47c
-------------------------------------------------------------------------------

22-R

                      [This page intentionally left blank]

                                                                            23-R

 GLOBAL INCOME FUND



                                                       INCOME (LOSS) FROM
                                                     INVESTMENT OPERATIONS/A/
                                                               NET REALIZED
                                                              AND UNREALIZED
                                                              GAIN (LOSS) ON
                                                                INVESTMENT,
                                                              OPTION, FUTURES
                                         NET ASSET              AND FOREIGN
                                          VALUE,      NET        CURRENCY
                                         BEGINNING INVESTMENT     RELATED
                                         OF PERIOD   INCOME    TRANSACTIONS
-----------------------------------------------------------------------------
FOR THE YEARS ENDED OCTOBER 31,
1998 - Class A Shares                     $15.10     $0.72f       $0.90f
1998 - Class B Shares                      15.08      0.63f        0.92f
1998 - Class C Shares                      15.06      0.63f        0.91f
1998 - Institutional Shares                15.09      0.82f        0.90f
1998 - Service Shares                      15.09      0.74f        0.91f
1997 - Class A shares                      14.53       0.59         0.77
1997 - Class B shares                      14.53       0.72         0.56
1997 - Class C shares (commenced August
 15)                                       14.80       0.16         0.29
1997 - Institutional Shares                14.52       0.88         0.56
1997 - Service Shares (commenced March
 12)                                       14.69       0.53         0.39
1996 - Class A shares                      14.45       0.71         0.80
1996 - Class B shares (commenced May 1)    14.03       0.34         0.52
1996 - Institutional shares                14.45       1.15         0.42
1995 - Class A shares                      13.43       0.89         1.07
1995 - Institutional shares
   (commenced August 1)                    14.09       0.22         0.40
1994 - Class A shares                      15.07       0.84        (1.49)
-----------------------------------------------------------------------------

24-R

                                                                      APPENDIX B





   DISTRIBUTIONS TO SHAREHOLDERS
                           FROM
                       NET REALIZED
                         GAIN ON                 NET
            IN EXCESS  INVESTMENT,            INCREASE   NET ASSET                   NET ASSETS
 FROM NET     OF NET    OPTION AND   FROM    (DECREASE)   VALUE,           PORTFOLIO AT END OF
INVESTMENT  INVESTMENT   FUTURES    PAID IN    IN NET     END OF    TOTAL  TURNOVER    PERIOD
  INCOME      INCOME   TRANSACTIONS CAPITAL  ASSET VALUE  PERIOD   RETURNB   RATE    (IN 000S)
-----------------------------------------------------------------------------------------------
  $(1.01)      $--        $(0.06)   $   --      $0.55     $15.65    11.21%  229.91%   $217,362
   (0.94)       --         (0.06)       --       0.55      15.63    10.66   229.91       8,135
   (0.94)       --         (0.06)       --       0.54      15.60    10.65   229.91       4,090
   (1.11)       --         (0.06)       --       0.55      15.64    11.95   229.91     178,532
   (1.04)       --         (0.06)       --       0.55      15.64    11.43   229.91       1,058
   (0.79)       --            --        --       0.57      15.10     9.66   383.72     167,096
   (0.73)       --            --        --       0.55      15.08     9.04   383.72       3,465
   (0.19)       --            --        --       0.26      15.06     3.03d  383.72         496
   (0.87)       --            --        --       0.57      15.09    10.26   383.72      60,929
   (0.52)       --            --        --       0.40      15.09     6.42d  383.72         151
   (1.43)       --            --        --       0.08      14.53    11.05   232.15     198,665
   (0.36)       --            --        --       0.50      14.53     6.24d  232.15         256
   (1.50)       --            --        --       0.07      14.52    11.55   232.15      54,254
   (0.94)       --            --        --       1.02      14.45    15.08   265.86     245,835
   (0.26)       --            --        --       0.36      14.45     4.42d  265.86      31,619
   (0.22)       --         (0.16)    (0.61)     (1.64)     13.43    (4.49)  343.74     396,584
-----------------------------------------------------------------------------------------------

                                                                            25-R

                                                       RATIOS ASSUMING NO
                                                    VOLUNTARY WAIVER OF FEES
                                                     OR EXPENSE LIMITATIONS
                                       RATIO OF NET                  RATIO OF NET
                            RATIO OF    INVESTMENT   RATIO OF         INVESTMENT
                          NET EXPENSES    INCOME     EXPENSES           INCOME
                           TO AVERAGE   TO AVERAGE  TO AVERAGE        TO AVERAGE
                           NET ASSETS   NET ASSETS  NET ASSETS        NET ASSETS
--------------------------------------------------------------------------------------
  FOR THE YEARS ENDED
   OCTOBER 31,
  1998 - Class A Shares       1.31%        4.71%               1.75%             4.27%
  1998 - Class B Shares       1.83         4.19                2.24              3.78
  1998 - Class C Shares       1.83         4.20                2.24              3.79
  1998 - Institutional
   Shares                     0.66         5.40                1.07              4.99
  1998 - Service Shares       1.16         4.92                1.57              4.51
  1997 - Class A shares       1.17         5.19                1.60              4.76
  1997 - Class B shares       1.71         4.76                2.10              4.37
  1997 - Class C shares
   (commenced August 15)      1.71c        4.98c               2.10c             4.59c
  1997 - Institutional
   Shares                     0.65         5.72                1.04              5.33
  1997 - Service Shares
   (commenced March 12)       1.15c        5.33c               1.54c             4.94c
  1996 - Class A shares       1.16         5.81                1.64              5.33
  1996 - Class B shares
   (commenced May 1)          1.70c        5.16c               2.14c             4.72c
  1996 - Institutional
   shares                     0.65         6.35                1.11              5.89
  1995 - Class A shares       1.29         6.23                1.58              5.94
  1995 - Institutional
     shares
     (commenced August
     1)                       0.65c        6.01c               1.08c             5.58c
  1994 - Class A shares       1.28         5.73                1.53              5.48
--------------------------------------------------------------------------------------

26-R

                      [This page intentionally left blank]

                                                                            27-R

 HIGH YIELD FUND


                                               INCOME (LOSS) FROM INVESTMENT
                                                        OPERATIONS/A/
                                                             NET REALIZED
                                                            AND UNREALIZED
                                    NET ASSET               GAIN (LOSS) ON
                                     VALUE,      NET        INVESTMENT AND
                                    BEGINNING INVESTMENT   FOREIGN CURRENCY
                                    OF PERIOD   INCOME   RELATED TRANSACTIONS
-----------------------------------------------------------------------------
  FOR THE YEAR ENDED OCTOBER 31,
  1998 - Class A Shares              $ 9.97     $0.82           $(0.85)
  1998 - Class B Shares                9.97      0.75            (0.86)
  1998 - Class C Shares                9.97      0.75            (0.86)
  1998 - Institutional Shares          9.97      0.84            (0.83)
  1998 - Service Shares                9.97      0.80            (0.84)
  FOR THE PERIOD ENDED OCTOBER 31,
  1997 - Class A Shares (commenced
   August 1)                          10.00      0.17            (0.02)
  1997 - Class B Shares (commenced
   August 1)                          10.00      0.15            (0.02)
  1997 - Class C Shares (commenced
   August 15)                          9.97      0.14             0.01
  1997 - Institutional Shares
      (commenced August 1)            10.00      0.18            (0.02)
  1997 - Service Shares (commenced
   August 1)                          10.00      0.17            (0.02)
-----------------------------------------------------------------------------

28-R

                                                                      APPENDIX B





    DISTRIBUTIONS TO SHAREHOLDERS
                              FROM
     FROM      IN EXCESS  NET REALIZED NET INCREASE                               NET ASSETS
     NET         OF NET     GAIN ON     (DECREASE)  NET ASSET           PORTFOLIO AT END OF
  INVESTMENT   INVESTMENT  INVESTMENT     IN NET    VALUE, END  TOTAL   TURNOVER    PERIOD
    INCOME       INCOME   TRANSACTIONS ASSET VALUE  OF PERIOD  RETURNB    RATE    (IN 000S)
--------------------------------------------------------------------------------------------
    $(0.78)      $   --       $--         $(0.81)     $9.16     (0.70)%  113.44%   $401,626
     (0.70)          --        --          (0.81)      9.16     (1.43)   113.44      29,256
     (0.70)          --        --          (0.81)      9.16     (1.43)   113.44       8,532
     (0.81)          --        --          (0.80)      9.17     (0.32)   113.44      97,547
     (0.76)          --        --          (0.80)      9.17     (0.79)   113.44         447
     (0.17)       (0.01)       --          (0.03)      9.97      1.50d    44.80d    325,911
     (0.15)       (0.01)       --          (0.03)      9.97      1.31d    44.80d     10,308
     (0.14)       (0.01)       --             --       9.97      1.46d    44.80d      1,791
     (0.18)       (0.01)       --          (0.03)      9.97      1.58d    44.80d          2
     (0.17)       (0.01)       --          (0.03)      9.97      1.46d    44.80d          2
--------------------------------------------------------------------------------------------

                                                                            29-R

                                                            RATIOS ASSUMING
                                                      NO VOLUNTARY WAIVER OF FEES
                                                         OR EXPENSE LIMITATIONS

                                          RATIO OF                          RATIO OF
                            RATIO OF   NET INVESTMENT   RATIO OF         NET INVESTMENT
                          NET EXPENSES     INCOME     EXPENSES TO            INCOME
                           TO AVERAGE    TO AVERAGE     AVERAGE            TO AVERAGE
                           NET ASSETS    NET ASSETS    NET ASSETS          NET ASSETS
--------------------------------------------------------------------------------------------
  FOR THE YEAR ENDED
   OCTOBER 31,
  1998 - Class A Shares       1.09%         8.25%                 1.36%                7.98%
  1998 - Class B Shares       1.84          7.61                  1.88                 7.57
  1998 - Class C Shares       1.84          7.61                  1.88                 7.57
  1998 - Institutional
   Shares                     0.84          9.47                  0.88                 9.43
  1998 - Service Shares       1.34          9.17                  1.38                 9.13
  FOR THE PERIOD ENDED
   OCTOBER 31,
  1997 - Class A Shares
   (commenced August 1)       0.95c         7.06c                 1.57c                6.44c
  1997 - Class B Shares
   (commenced August 1)       1.70c         6.28c                 2.07c                5.91c
  1997 - Class C Shares
   (commenced August 15)      1.70c         6.17c                 2.07c                5.80c
  1997 - Institutional
      Shares
      (commenced August
      1)                      0.70c         7.16c                 1.07c                6.79c
  1997 - Service Shares
   (commenced August 1)       1.20c         6.69c                 1.57c                6.32c
--------------------------------------------------------------------------------------------

30-R

                                                                      APPENDIX B





a Includes the balancing effect of calculating per share amounts.
b Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of period and no sales charge. Total return would be reduced if a sales charge for Class A shares were taken into account.
c Annualized.
d Not annualized.
e Includes the effect of mortgage dollar roll transactions.
f Calculated based on the average shares outstanding methodology.
g Short Duration Government Fund Administration Shares commenced activity on
  April 15, 1993, were redeemed in full on February 23, 1995 and re-commenced on February 28, 1996 at $9.86.

                                                                            31-R

Goldman Sachs Fixed Income Funds
Prospectus (Institutional Shares)

 FOR MORE INFORMATION


 Annual/Semiannual Report
 Additional information about the Funds' investments is available in the Funds' annual and semiannual reports to shareholders. In the Funds' annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during its last fiscal year.

 Statement of Additional Information
 Additional information about the Funds and their policies is also available in the Funds' Statement of Additional Information ("Additional Statement"). The Additional Statement is incorporated by reference into this Prospectus (is legally considered part of this Prospectus).

 The Funds' annual and semiannual reports, and the Additional Statement, are available free upon request by calling Goldman Sachs at 1-800-621-2550.

 To obtain other information and for shareholder inquiries:

 By telephone - Call 1-800-621-2550
 By mail - Goldman, Sachs & Co., 4900 Sears Tower, Chicago, Illinois 60606 By e-mail - gs-funds@gs.com
 On the Internet - Text-only versions of the Funds' documents are located online and may be downloaded from:
    SEC - http://www.sec.gov
    Goldman Sachs - http://www.gs.com (Prospectus Only)

 You may review and obtain copies of Fund documents by visiting the SEC's Public Reference Room in Washington, D.C. You may also obtain copies of Fund documents by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, D.C. 20549-6009. Information on the operation of the public reference room may be obtained by calling the SEC at 1-800-SEC-0330. The Fund's investment company registration number is 811-5349.

                                     [LOGO]

Index

     General Investment Management Approach
     Fund Investment Objectives and Strategies
      3 Goldman Sachs Adjustable Rate Government Fund
      4 Goldman Sachs Short Duration Government Fund
      5 Goldman Sachs Short Duration Tax-Free Fund
      6 Goldman Sachs Government Income Fund
      7 Goldman Sachs Municipal Income Fund
      8 Goldman Sachs Core Fixed Income Fund
      9 Goldman Sachs Global Income Fund
     10 Goldman Sachs High Yield Fund
     Other Investment Practices and Securities
     Principal Risks of the Fund
     Fund Performance
  12 Fund Fees and Expenses
     Service Providers
     Dividends
     Shareholder Guide
     28 How to Buy Shares
     31 How to Sell Shares
     Taxation
 A-1 Appendix A:
     Additional Information on
     Portfolio Risks,
     Securities and Techniques
 B-1 Appendix B:
     Financial Highlights

                                                      SERVICE
  GOLDMAN SACHS FIXED INCOME FUNDS                    SHARES
                                                      March 1, 1999
  Prospectus


                                                        . Goldman Sachs
                                                          Adjustable Rate
                                                          Government Fund

                                                        . Goldman Sachs
                                                          Short Duration
                                                          Government Fund

                                                        . Goldman Sachs
                                                          Short Duration
(INSERT ARTWORK)                                          Tax-Free Fund

                                                        . Goldman Sachs
                                                          Government
                                                          Income Fund

                                                        . Goldman Sachs
                                                          Municipal
                                                          Income Fund

                                                        . Goldman Sachs
                                                          Core Fixed
                                                          Income Fund

                                                        . Goldman Sachs
                                                          Global Income
                                                          Fund

                                                        . Goldman Sachs
                                                          High Yield
                                                          Fund


  THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

  AN INVESTMENT IN A FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN A FUND INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

General Investment Management Approach

 Goldman Sachs Asset Management, a separate operating division of Goldman, Sachs & Co. ("Goldman Sachs"), serves as investment adviser to the Short Duration Tax-Free, Government Income, Municipal Income, Core Fixed Income and High Yield Funds. Goldman Sachs Funds Management, L.P. serves as invest-ment adviser to the Adjustable Rate Government and Short Duration Government Funds. Goldman Sachs Asset Management International serves as investment adviser to the Global Income Fund. Goldman Sachs Asset Management, Goldman Sachs Funds Management, L.P., and Goldman Sachs Asset Management Interna-tional are each referred to in this Prospectus as the "Investment Adviser."

 Goldman Sachs' Fixed Income Investing Philosophy:
 ACTIVE MANAGEMENT WITHIN A RISK-MANAGED FRAMEWORK
 The Investment Adviser employs a disciplined, multi-step process to evaluate potential investments:
 1. SECURITY SELECTION--In selecting securities for each Fund, the Investment Adviser capitalizes on the extensive resources of Goldman Sachs, including fixed-income and equity research professionals.
 2. SECTOR ALLOCATION--The Investment Adviser assesses relative value among sectors (such as U.S. corporate, asset-backed and mortgage-backed securi-ties) to create investment strategies that meet each Fund's objectives.
 3. YIELD CURVE STRATEGIES--The Investment Adviser adjusts the term structure of the Funds based on its expectations of changes in the shape of the yield curve while closely controlling the overall duration of the Fund.

 THE INVESTMENT ADVISER DE-EMPHASIZES INTEREST RATE DURATION AS A MEANS OF GEN- ERATING INCREMENTAL RETURN. INSTEAD, THE INVESTMENT ADVISER SEEKS TO ADD VALUE THROUGH SECURITY AND SECTOR SELECTION.

 With every fixed-income portfolio, the Investment Adviser applies a team approach that emphasizes risk management and capitalizes on Goldman Sachs' extensive research capabilities.

--------------------------------------------------------------------------------


                                                                             1-L

General Investment Management Approach continued


 Each of the Funds described in this Prospectus has a target duration. A Fund's duration approximates its price sensitivity to changes in interest rates. Maturity measures the time until final payment is due; it takes no account of the pattern of a security's cash flows over time. In computing portfolio duration, a Fund will estimate the duration of obligations that are subject to prepayment or redemption by the issuer, taking into account the influence of interest rates on prepayments and coupon flows. This method of computing duration is known as "option-adjusted" duration. A Fund will not be limited as to its maximum weighted average portfolio maturity or the maximum stated maturity with respect to individual securities unless other-wise noted.

 Each Fund also has credit rating requirements for the securities it buys. A Fund will deem a security to have met its minimum credit rating requirement if the security has the required rating at the time of purchase from at least one nationally recognized statistical rating organization ("NRSRO") even though it has been rated below the minimum rating by one or more other NRSROs. Unrated securities may be purchased by the Funds if they are deter-mined by the Investment Adviser to be of comparable quality. If a security satisfies a Fund's minimum rating requirement at the time of purchase and is subsequently downgraded below such rating, the Fund will not be required to dispose of such security. If a downgrade occurs, the Investment Adviser will consider what action, including the sale of such security, is in the best interests of a Fund and its shareholders.

2-L

Fund Investment Objectives and Strategies

 Goldman Sachs Adjustable Rate Government Fund

 INVESTMENT OBJECTIVE


 The Fund seeks to provide a high level of current income, consistent with low volatility of principal.

 PRINCIPAL INVESTMENT STRATEGIES


 The Fund invests, under normal circumstances, at least 65% of its total assets in securities issued or guaranteed by the U.S. government, its agen-cies, instrumentalities or sponsored enterprises ("U.S. Government Securi-ties") that are adjustable rate mortgage pass-through securities and other mortgage securities with periodic interest rate resets. The remainder of the Fund's assets (up to 35%) may be invested in other U.S. Government Securi-ties, including:
 .Fixed rate mortgage pass-through securities
 .Other securities representing an interest in or collateralized by adjust-
  able rate and fixed rate mortgage loans ("Mortgage-Backed Securities") .Repurchase agreements collateralized by U.S. Government Securities

 Substantially all of the Fund's assets will be invested in U.S. Government Securities. 100% of the Fund's portfolio will be invested in U.S. dollar-denominated securities.

 DURATION (UNDER NORMAL INTEREST RATE CONDITIONS):
 Target = Six-month to One-year U.S. Treasury Security
 Maximum = 2 years

 EXPECTED APPROXIMATE INTEREST RATE SENSITIVITY: 9-month bill

 CREDIT QUALITY: U.S. Government Securities and repurchase agreements collat-eralized by such securities

 BENCHMARKS: Six-Month and One-Year U.S. Treasury Security

                                                                             3-L

Goldman Sachs Short Duration Government Fund

 INVESTMENT OBJECTIVE


 The Fund seeks a high level of current income and secondarily, in seeking current income, may also consider the potential for capital appreciation.

 PRINCIPAL INVESTMENT STRATEGIES


 The Fund invests, under normal market conditions, at least 65% of its total assets in U.S. Government Securities and in repurchase agreements collater-alized by such securities. Substantially all of the Fund's assets will be invested in U.S. Government Securities. 100% of the Fund's portfolio will be invested in U.S. dollar-denominated securities.

 DURATION (UNDER NORMAL INTEREST RATE CONDITIONS):
 Target = Two-year U.S. Treasury Security plus or minus 0.5 years
 Maximum = 3 years

 EXPECTED APPROXIMATE INTEREST RATE SENSITIVITY: 2-year bond

 CREDIT QUALITY: U.S. Government Securities and repurchase agreements collat-eralized by such securities

 BENCHMARK: Two-Year U.S. Treasury Security

4-L

                                       FUND INVESTMENT OBJECTIVES AND STRATEGIES

Goldman Sachs Short Duration Tax-Free Fund

 INVESTMENT OBJECTIVE


 The Fund seeks a high level of current income, consistent with relatively low volatility of principal, that is exempt from regular federal income tax.

 PRINCIPAL INVESTMENT STRATEGIES


 The Fund invests, under normal conditions, at least 80% of its net assets in fixed-income securities issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia) and the political subdivisions, agencies and instrumentalities thereof ("Munici-pal Securities"), the interest on which is exempt from regular federal income tax (i.e., excluded from gross income for federal income tax purpos-es), and is not a tax preference item under the federal alternative minimum tax. Under normal circumstances, the Fund's investments in private activity bonds and taxable investments will not exceed, in the aggregate, 20% of the Fund's net assets. The interest from private activity bonds (including the Fund's distributions of such interest) may be a preference item for purposes of the federal alternative minimum tax. 100% of the Fund's portfolio will be invested in U.S. dollar-denominated securities.

 DURATION (UNDER NORMAL INTEREST RATE CONDITIONS):
 Target = Lehman Brothers 3-year Municipal Bond Index plus or minus 0.5 years Maximum = 4 years

 EXPECTED APPROXIMATE INTEREST RATE SENSITIVITY: 3-year bond

 CREDIT QUALITY:
 Minimum = BBB or Baa by a NRSRO at the time of purchase, or, if unrated, determined by the Investment Adviser to be of comparable quality

 BENCHMARK: Lehman Brothers Three-Year Municipal Bond Index

                                                                             5-L

Goldman Sachs Government Income Fund

 INVESTMENT OBJECTIVE


 The Fund seeks a high level of current income, consistent with safety of principal.

 PRINCIPAL INVESTMENT STRATEGIES


 The Fund invests, under normal circumstances, at least 65% of its total assets in U.S. Government Securities and in repurchase agreements collater-alized by such securities. The remainder of the Fund's assets may be invested in non-government securities such as privately issued Mortgage-Backed Securities, asset-backed securities and corporate securities. 100% of the Fund's portfolio will be invested in U.S. dollar-denominated securities.

 DURATION (UNDER NORMAL INTEREST RATE CONDITIONS):
 Target = Lehman Brothers Mutual Fund Government/Mortgage Index plus or minus 1 year
 Maximum = 6 years

 EXPECTED APPROXIMATE INTEREST RATE SENSITIVITY: 5-year bond

 CREDIT QUALITY: Non-U.S. Government Securities rated AAA or Aaa by a NRSRO at the time of purchase or, if unrated, determined by the Investment Adviser to be of comparable quality

 BENCHMARK: Lehman Brothers Mutual Fund Government/Mortgage Index

6-L

                                       FUND INVESTMENT OBJECTIVES AND STRATEGIES

Goldman Sachs Municipal Income Fund

 INVESTMENT OBJECTIVE


 The Fund seeks a high level of current income that is exempt from regular federal income tax, consistent with preservation of capital.

 PRINCIPAL INVESTMENT STRATEGIES


 The Fund invests, under normal circumstances, at least 80% of its net assets in Municipal Securities, the interest on which is exempt from regular fed-eral income tax (i.e., excluded from gross income for federal income tax purposes). The Fund may invest up to 100% of its net assets in private activity bonds, the interest from certain of which (including the Fund's distributions of such interest) may be a preference item for purposes of the federal alternative minimum tax. 100% of the Fund's portfolio will be invested in U.S. dollar-denominated securities.

 DURATION (UNDER NORMAL INTEREST RATE CONDITIONS):
 Target = Lehman Brothers 15-Year Municipal Bond Index plus or minus one year Maximum = 12 years

 EXPECTED APPROXIMATE INTEREST RATE SENSITIVITY: 15-year bond

 CREDIT QUALITY:
 Minimum = BBB/Baa at the time of purchase; Weighted Average = AA or Aa Secu-rities will either be rated by a NRSRO or, if unrated, determined by the Investment Adviser to be of comparable quality

 BENCHMARK: Lehman Brothers 15-Year Municipal Bond Index

                                                                             7-L

Goldman Sachs Core Fixed Income Fund

 INVESTMENT OBJECTIVE


 The Fund seeks a total return consisting of capital appreciation and income that exceeds the total return of the Lehman Brothers Aggregate Bond Index (the "Index").

 PRINCIPAL INVESTMENT STRATEGIES


 The Fund invests, under normal circumstances, at least 65% of its total assets in fixed-income securities, including U.S. Government Securities, corporate debt securities, Mortgage-Backed Securities and asset-backed secu-rities. The Fund may also invest in custodial receipts, Municipal Securities and convertible securities. The Fund's investments in non-U.S. dollar denom-inated obligations will not exceed 25% of its total assets at the time of investment, of which 10% may be invested in obligations of issuers in coun-tries with emerging markets or economies ("emerging countries"). In pursuing its investment objective, the Fund uses the Index as its performance bench-mark, but the Fund will not attempt to replicate the Index. The Fund may, therefore, invest in securities that are not included in the Index.

 DURATION (UNDER NORMAL INTEREST RATE CONDITIONS):
 Target = Lehman Brothers Aggregate Bond Index plus or minus one year Maximum = 6 years

 EXPECTED APPROXIMATE INTEREST RATE SENSITIVITY: 5-year bond

 CREDIT QUALITY:
 Minimum = BBB or Baa; Minimum for non-U.S. dollar denominated securities = AA or Aa

 Securities will either be rated by a NRSRO or, if unrated, determined by the Investment Adviser to be of comparable quality

 BENCHMARK: Lehman Brothers Aggregate Bond Index

8-L

                                       FUND INVESTMENT OBJECTIVES AND STRATEGIES

Goldman Sachs Global Income Fund

 INVESTMENT OBJECTIVE


 The Fund seeks a high total return, emphasizing current income, and, to a lesser extent, providing opportunities for capital appreciation.

 PRINCIPAL INVESTMENT STRATEGIES


 The Fund invests primarily in a portfolio of high quality fixed-income secu-rities of U.S. and foreign issuers and enters into transactions in foreign currencies. Under normal market conditions, the Fund will:
 .Have at least 30% of its total assets, after considering the effect of cur-
  rency positions, denominated in U.S. dollars
 .Invest in securities of issuers in at least three countries
 .Seek to meet its investment objective by pursuing investment opportunities in foreign and domestic fixed-income securities markets and by engaging in currency transactions to seek to enhance returns and to seek to hedge its portfolio against currency exchange rate fluctuations

 The Fund may invest more than 25% of its total assets in the securities of corporate and governmental issuers located in each of Canada, Germany, Japan and the United Kingdom as well as in the securities of U.S. issuers. Not more than 25% of the Fund's total assets will be invested in securities of issuers in any other single foreign country. The Fund may also invest up to 10% of its total assets in issuers in emerging countries.

 The fixed-income securities in which the Fund may invest include:
 .U.S. Government Securities and custodial receipts therefor
 .Securities issued or guaranteed by a foreign government or any of its political subdivisions, authorities, agencies, instrumentalities or by supranational entities
 .Corporate debt securities
 .Certificates of deposit and bankers' acceptances issued or guaranteed by, or time deposits maintained at, U.S. or foreign banks (and their branches wherever located) having total assets of more than $1 billion
 .Commercial paper
 .Mortgage-Backed Securities and asset backed securities

 The Global Income Fund is "non-diversified" under the Investment Company Act of 1940 (the "Act"), and may invest more of its assets in fewer issuers than

                                                                             9-L

Goldman Sachs Global Income Fund continued

 "diversified" mutual funds. Therefore, the Global Income Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

 DURATION (UNDER NORMAL INTEREST RATE CONDITIONS):
 Target = J.P. Morgan Global Government Bond Index (hedged) plus or minus
 2.5 years
 Maximum = 7.5 years

 EXPECTED APPROXIMATE INTEREST RATE SENSITIVITY: 6-year bond

 CREDIT QUALITY:
 Minimum = BBB or Baa at time of purchase; At least 50% of total assets = AAA or Aaa.

 Securities will either be rated by a NRSRO or, if unrated, determined by the Investment Adviser to be of comparable quality

 BENCHMARK: J.P. Morgan Global Government Bond Index (hedged)

10-L

                                       FUND INVESTMENT OBJECTIVES AND STRATEGIES

Goldman Sachs High Yield Fund

 INVESTMENT OBJECTIVE


 The Fund seeks a high level of current income and may also consider the potential for capital appreciation.

 PRINCIPAL INVESTMENT STRATEGIES


 The Fund invests, under normal circumstances, at least 65% of its total assets in high yield, fixed-income securities rated, at the time of invest-ment, below investment grade. Non-investment grade securities are securities rated BB, Ba or below by a NRSRO, or, if unrated, determined by the Invest-ment Adviser to be of comparable quality. The Fund may invest in all types of fixed-income securities, including:
 .Senior and subordinated corporate debt obligations (such as bonds, deben-
  tures, notes and commercial paper)
 .Convertible and non-convertible corporate debt obligations
 .Loan participations
 .Custodial receipts
 .Municipal Securities
 .Preferred stock

 The Fund may invest up to 25% of its total assets in obligations of domestic and foreign issuers (including securities of issuers located in emerging countries) which are denominated in currencies other than the U.S. dollar.

 Under normal market conditions, the Fund may invest up to 35% of its total assets in investment grade fixed-income securities, including U.S. Govern-ment Securities. The Fund may also invest in common stocks, warrants, rights and other equity securities, but will generally hold such equity investments only when debt or preferred stock of the issuer of such equity securities is held by the Fund.

 DURATION (UNDER NORMAL INTEREST RATE CONDITIONS):
 Target = Lehman Brothers High Yield Bond Index plus or minus 2.5 years Maximum = 7.5 years

 EXPECTED APPROXIMATE INTEREST RATE SENSITIVITY: 6-year bond

                                                                            11-L

Goldman Sachs High Yield Fund continued


 CREDIT QUALITY:
 At least 65% of total assets = BB or Ba or lower at the time of investment or, if unrated, determined by the Investment Adviser to be of comparable quality

 NON-INVESTMENT GRADE FIXED INCOME SECURITIES (COMMONLY KNOWN AS "JUNK BONDS") TEND TO OFFER HIGHER YIELDS THAN HIGHER RATED SECURITIES WITH SIMI-LAR MATURITIES. NON-INVESTMENT GRADE FIXED INCOME SECURITIES ARE, HOWEVER, CONSIDERED SPECULATIVE AND GENERALLY INVOLVE GREATER PRICE VOLATILITY AND GREATER RISK OF LOSS OF PRINCIPAL AND INTEREST THAN HIGHER RATED SECURITIES. THE FUND MAY PURCHASE THE SECURITIES OF ISSUERS THAT ARE IN DEFAULT.

 For your information, set forth below is the average distribution of ratings for the portfolio securities (including commercial paper and non-convertible bonds) held by the Fund during the fiscal year ended October 31, 1998:

 CREDIT QUALITY


                                PERCENTAGE OF
                                FUND'S ASSETS
 --------------------------------------------
  AAA/Aaa                             4.7%
  AA/Aa                                 0%
  A                                   0.5%
  BBB/Baa                             0.5%
  BB/Ba                               8.1%
  Below Ba                           81.8%
  Not rated                             0%
  Comparable to A                       0%
  Comparable to BBB/Baa                 0%
  Comparable to BB/Ba or lower        0.9%
  Comparable to Below Ba              3.5%
 --------------------------------------------
                                    100.0%
 --------------------------------------------

 BENCHMARK: Lehman Brothers High Yield Bond Index

12-L

                      [This page intentionally left blank]

                                                                            13-L

Other Investment Practices and Securities

Each of the Funds may use active management techniques to manage its duration and term structure, to manage its exposure (if any) to foreign currencies and to seek enhanced returns. The table below identifies some of these techniques that may (but are not required to) be used by the Funds. The table also high-lights the differences among the Funds in their use of these techniques and other investment practices and investment securities. Numbers in this table show allowable usage only; for actual usage, consult the Fund's annual/semiannual reports. For more information see Appendix A.

10Percent of total assets (italic type)
10Percent of net assets (roman type)
 . No asset limitation on usage; Limited only by the objectives and strategies of the Fund.
--Not permitted.

                                   ADJUSTABLE   SHORT-    SHORT-
                                      RATE     DURATION  DURATION GOVERNMENT
                                   GOVERNMENT GOVERNMENT TAX-FREE   INCOME
                                      FUND       FUND      FUND      FUND
----------------------------------------------------------------------------
Investment Practices
Credit and Interest Rate Swaps         .          .         .         .
Currency Options and Futures           --         --        --        --
Cross Hedging of Currencies            --         --        --        --
Currency Swaps                         --         --        --        --
Financial Futures Contracts            .          .         .         .
Forward Foreign Currency Exchange
 Contracts                             --         --        --        --
Interest Rate Floors, Caps and
 Collars                               .          .         .         .
Mortgage Dollar Rolls                  .          .         --        .
Mortgage Swaps                         .          .         --        .
Options (including Options on
 Futures)                              .          .         .         .
Repurchase Agreements                  .          .         .         .
Securities Lending                     .          .         .         .
Standby Commitments and Tender
 Option Bonds                          --         --        .         --
Options on Foreign Currencies          --         --        --        --
----------------------------------------------------------------------------



14-L

                                       OTHER INVESTMENT PRACTICES AND SECURITIES







MUNICIPAL              CORE FIXED                         GLOBAL
  INCOME                 INCOME                           INCOME                         HIGH YIELD
   FUND                   FUND                             FUND                             FUND
---------------------------------------------------------------------------------------------------
    .                      .                                .                                .
   --                      .                                .                                .
   --                      .                                .                                .
   --                      .                                .                                .
    .                      .                                .                                .
   --                      .                                .                                .
    .                      .                                .                                .
   --                      .                                .                                --
   --                      .                                .                                .
    .                      .                                .                                .
    .                      .                                .                                .
    .                      .                                .                                .
    .                      --                               --                               --
   --                      .                                .                                .
---------------------------------------------------------------------------------------------------

                                                                            15-L

10Percent of total assets (italic type)
10Percent of net assets (roman type)
 . No policy limitation on usage; Limited only by the objective and strategies of the Fund.
--Not permitted.

                                      ADJUSTABLE   SHORT-    SHORT-
                                         RATE     DURATION  DURATION GOVERNMENT
                                      GOVERNMENT GOVERNMENT TAX-FREE   INCOME
                                         FUND       FUND      FUND      FUND
-------------------------------------------------------------------------------
Investment Securities
Asset-Backed Securities                   --         --        --        .
Bank Obligations                          --         --        --        .
Convertible Securities                    --         --        --        --
Corporate Debt Obligations and Trust
 Preferred Securities                     --         --        --        .
Emerging Market Securities                --         --        --        --
Foreign Securities/1/                     --         --        --        --
Foreign Government Securities             --         --        --        --
Non-Investment Grade Fixed
 Income Securities                        --         --        --        --
Loan Participations                       --         --        --        --
Mortgage-Backed Securities
 Adjustable Rate Mortgage Loans           .          .         --        .
 Collateralized Mortgage Obligations      .          .         --        .
 Multiple Class Mortgage-Backed
  Securities                              .          .         --        .
 Privately Issued Mortgage-Backed
  Securities                              --         --        --        .
 Stripped Mortgage-Backed Securities      .          .         --        .
Preferred Stock, Warrants and Rights      --         --        --        --
Structured Securities                     --         --        --        --
Taxable Municipal Securities              --         --        20        --
Tax-Free Municipal Securities             --         --        80+       .
Temporary Investments                     .          .         ./4/      .
-------------------------------------------------------------------------------

 1 Includes issuers domiciled in one country and issuing securities denomi-
   nated in the currency of another.
 2 Investment in non-U.S. dollar-denominated fixed-income securities is lim-
   ited to 25% of total assets.
 3 High Yield Fund may invest up to 35% of total assets in investment grade securities.
 4 Short-Duration Tax-Free and Municipal Income Funds may invest no more than
   20% of net assets in taxable investments.
 5 High Yield Fund may for this purpose invest in investment grade securities.

16-L

                                       OTHER INVESTMENT PRACTICES AND SECURITIES





MUNICIPAL              CORE FIXED                         GLOBAL
  INCOME                 INCOME                           INCOME                         HIGH YIELD
   FUND                   FUND                             FUND                             FUND
---------------------------------------------------------------------------------------------------
   --                      .                                .                                .
   --                      .                                .                                .
   --                      .                                --                               .
   --                      .                                .                                .
   --                      10                               10                               25
   --                      ./2/                             .                                ./2/
   --                      .                                .                                .
   --                      --                               --                               65+/3/
   --                      --                               --                               .
   --                      .                                .                                .
   --                      .                                .                                .
   --                      .                                .                                .
   --                      .                                .                                .
   --                      .                                .                                .
   --                      --                               --                               .
   --                      .                                .                                .
   20                      .                                --                               .
   80+                     .                                --                               .
    ./4/                   .                                .                                ./5/
---------------------------------------------------------------------------------------------------


                                                                            17-L

Principal Risks of the Funds

Loss of money is a risk of investing in each Fund. The following summarizes important risks that apply to the Funds and may result in a loss of your investment. None of the Funds should be relied upon as a complete investment program. There can be no assurance that a Fund will achieve its investment objective.



 .Applicable
--Not Applicable

                       ADJUSTABLE   SHORT-    SHORT-
                          RATE     DURATION  DURATION GOVERNMENT
                       GOVERNMENT GOVERNMENT TAX-FREE   INCOME
INVESTMENT RISK           FUND       FUND      FUND      FUND
----------------------------------------------------------------
Interest Rate              .          .         .         .
Credit/Default             .          .         .         .
Call                       .          .         .         .
Extension                  .          .         .         .
Derivatives                .          .         .         .
Government Securities      .          .         .         .
Market                     .          .         .         .
Management                 .          .         .         .
Other                      .          .         .         .
Concentration              --         --        --        --
Foreign                    --         --        --        --
Junk Bond                  --         --        --        --
Tax                        --         --        .         --
----------------------------------------------------------------

18-L

                                                     PRINCIPAL RISKS OF THE FUND







MUNICIPAL              CORE FIXED                         GLOBAL
  INCOME                 INCOME                           INCOME                         HIGH YIELD
   FUND                   FUND                             FUND                             FUND
---------------------------------------------------------------------------------------------------
    .                      .                                .                                .
    .                      .                                .                                .
    .                      .                                .                                .
    .                      .                                .                                .
    .                      .                                .                                .
    .                      .                                .                                .
    .                      .                                .                                .
    .                      .                                .                                .
    .                      .                                .                                .
   --                      --                               .                                --
   --                      .                                .                                .
   --                      --                               --                               .
    .                      --                               --                               --
---------------------------------------------------------------------------------------------------

                                                                            19-L

                                                     PRINCIPAL RISKS OF THE FUND

All Funds:

 .INTEREST RATE RISK--The risk that, when interest rates increase, fixed-income securities held by a Fund will decline in value. Long-term fixed-income securities will normally have more price volatility because of this risk than short-term securities.
 .CREDIT/DEFAULT RISK--The risk that an issuer of fixed-income securities held by a Fund (which may have low credit ratings) may default on its obligation to pay interest and repay principal.
 .CALL RISK--The risk that an issuer will exercise its right to pay principal on an obligation held by a Fund (such as a Mortgage-Backed Security) earlier than expected. This may happen when there is a decline in interest rates. Under these circumstances, a Fund may be unable to recoup all of its initial investment and will also suffer from having to reinvest in lower yielding securities.
 .EXTENSION RISK--The risk that an issuer will exercise its right to pay principal on an obligation held by a Fund (such as a Mortgage-Backed Security) later than expected. This may happen when there is a rise in interest rates. Under these circumstances, the value of the obligation will decrease and a Fund will also suffer from the inability to invest in higher yielding securities.
 .DERIVATIVES RISK--The risk that loss may result from a Fund's investments in options, futures, swaps, structured securities and other derivative instruments, which may be leveraged.
 .GOVERNMENT SECURITIES RISK--The risk that the U.S. government will not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law.
 .MARKET RISK--The risk that the value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods.
 .MANAGEMENT RISK--The risk that a strategy used by the Investment Adviser may fail to produce the intended results.
 .OTHER RISKS--Each Fund is subject to other risks, such as the risk that its operations, or the value of its portfolio securities, will be disrupted by the "Year 2000 Problem."

Specific Funds:
 .CONCENTRATION RISK--The Global Income Fund may invest more than 25% of its total assets in the securities of corporate and governmental issuers located in each of Canada, Germany, Japan and the United Kingdom, as well as in the securities of U.S. issuers. Concentration of the Fund's investments in such issuers will subject the Fund, to a greater extent than if investments were less concentrated, to the risks of adverse securities markets, exchange rates and social, political or economic events which may occur in those countries.

20-L

                                                     PRINCIPAL RISKS OF THE FUND

 .FOREIGN RISKS--The Core Fixed Income, Global Income and High Yield Fund will be subject to risks with respect to their foreign investments that are not typically associated with domestic issuers. These risks result from less gov-ernment regulation, less public information and less economic, political and social stability. The Funds will also be subject to the risk of negative for-eign currency rate fluctuations. Foreign risks will normally be greatest when a Fund invests in issuers located in emerging countries.
 ."JUNK BOND" RISK--The High Yield Fund will invest in non-investment grade fixed-income securities (commonly known as "junk bonds") that are considered predominantly speculative by traditional investment standards. Non-investment grade fixed-income securities and unrated securities of comparable credit quality are subject to the increased risk of an issuer's inability to meet principal and interest obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less secondary market liquidity.
 .TAX RISK--The Short Duration Tax-Free and Municipal Income Funds may be more adversely impacted by changes in tax rates and policies than the other Funds. Because interest income from Municipal Securities is normally not subject to regular federal income taxation, the attractiveness of Municipal Securities in relation to other investment alternatives is affected by changes in federal income tax rates applicable to, or the continuing federal income tax-exempt status of, such interest income. Any proposed or actual changes in such rates or exempt status, therefore, can significantly affect the demand for and sup-ply, liquidity and marketability of Municipal Securities. This could in turn affect a Fund's ability to acquire and dispose of Municipal Securities at desirable yield and price levels.

More information about the Funds' portfolio securities and investment tech-niques, and their associated risks, is provided in Appendix A. You should con-sider the investment risks discussed in this section and Appendix A. Both are important to your investment choice.

                                                                            21-L

Fund Performance

 HOW THE FUNDS HAVE PERFORMED


 The bar charts and tables below provide an indication of the risks of investing in a Fund by showing: (a) changes in the performance of a Fund's Service Shares from year to year; and (b) how the average annual returns of a Fund's Service Shares compare to those of a broad-based securities market index. The bar chart and table assume reinvestment of dividends and distri-butions. A Fund's past performance is not necessarily an indication of how the Fund will perform in the future. Performance reflects expense limita-tions in effect. If expense limitations were not in place, a Fund's perfor-mance would have been reduced.

                                                                FUND PERFORMANCE

Adjustable Rate Government Fund

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------

 Best Quarter
 Q  '9          %

 Worst Quarter
 Q  '9          %


                                             (BAR CHART)



 AVERAGE ANNUAL TOTAL RETURN


  FOR THE PERIODS ENDING DECEMBER
  31, 1998                            1 YEAR SINCE INCEPTION
 -----------------------------------------------------------
  SERVICE SHARES (Inception 3/27/97)       %          %
  Six-Month U.S. Treasury Security*        %          %
  One-Year U.S. Treasury Security*         %          %
 -----------------------------------------------------------

 * The Six-Month and One-Year U.S. Treasury Securities, as reported by Merrill Lynch, do not reflect any fees or expenses.

Short Duration Government Fund

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------

 Best Quarter
 Q  '9          %

 Worst Quarter
 Q  '9          %

                                             (BAR CHART)




 AVERAGE ANNUAL TOTAL RETURN


  FOR THE PERIODS ENDING DECEMBER
  31, 1998                            1 YEAR SINCE INCEPTION
 -----------------------------------------------------------
  SERVICE SHARES (Inception 4/10/96)       %          %
  Two-Year U.S. Treasury Security*         %          %
 -----------------------------------------------------------

 * The Two-Year U.S. Treasury Security, as reported by Merrill Lynch, does not reflect any fees or expenses.

                                                                FUND PERFORMANCE

Short Duration Tax-Free Fund

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------

 Best Quarter
 Q  '9        %

 Worst
 Quarter
 Q  '9        %

                                            (BAR CHART)




 AVERAGE ANNUAL TOTAL RETURN


  FOR THE PERIODS ENDING DECEMBER 31,
  1998                                  1 YEAR 3 YEARS SINCE INCEPTION
 ---------------------------------------------------------------------
  SERVICE SHARES (Inception 9/20/94)         %      %           %
  Lehman Brothers Three-Year Municipal
   Bond Index*                               %      %           %
 ---------------------------------------------------------------------

 * The Lehman Brothers Three-Year Municipal Bond Index, an unmanaged index, does not reflect any fees or expenses.

Government Income Fund

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------

 Best Quarter
 Q  '9          %

 Worst Quarter
 Q  '9          %

                                             (BAR CHART)




 AVERAGE ANNUAL TOTAL RETURN


  FOR THE PERIODS ENDING DECEMBER
  31, 1998                            1 YEAR SINCE INCEPTION
 -----------------------------------------------------------
  SERVICE SHARES (Inception 8/15/97)       %          %
  Lehman Brothers Mutual Fund
   Government/Mortgage Index*              %          %
 -----------------------------------------------------------

 * The Lehman Brothers Mutual Fund Government/Mortgage Index, an unmanaged index, does not reflect any fees or expenses.

                                                                FUND PERFORMANCE

Municipal Income Fund

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------

 Best Quarter
 Q    '9        %

 Worst Quarter
 Q    '9        %

                                             (BAR CHART)




 AVERAGE ANNUAL TOTAL RETURN


  FOR THE PERIODS ENDING DECEMBER
  31, 1998                            1 YEAR SINCE INCEPTION
 -----------------------------------------------------------
  SERVICE SHARES (Inception 8/15/97)       %          %
  Lehman Brothers 15-Year Municipal
   Bond Index*                             %          %
 -----------------------------------------------------------

 * The Lehman Brothers 15-Year Municipal Bond Index, an unmanaged index, is a total return performance benchmark for the 15-year maturity, investment-grade tax-exempt bond market. The Index figures do not reflect any fees or expenses.

Core Fixed Income Fund

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------

 Best Quarter
 Q  '9          %

 Worst Quarter
 Q  '9          %

                                             (BAR CHART)




 AVERAGE ANNUAL TOTAL RETURN


  FOR THE PERIODS ENDING DECEMBER 31,
  1998                                   1 YEAR SINCE INCEPTION
 --------------------------------------------------------------
  SERVICE SHARES (Inception 3/13/96)          %          %
  Lehman Brothers Aggregate Bond Index*       %          %
 --------------------------------------------------------------

 * The Lehman Brothers Aggregate Bond Index represents an unmanaged diversi-fied portfolio of fixed-income securities, including U.S. Treasuries, investment-grade corporate bonds and mortgage-backed and asset-backed secu-rities. The Index figures do not reflect any fees or expenses.

                                                                FUND PERFORMANCE

Global Income Fund

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------

 Best Quarter
 Q  '9          %

 Worst Quarter
 Q  '9          %

                                             (BAR CHART)




 AVERAGE ANNUAL TOTAL RETURN


  FOR THE PERIODS ENDING DECEMBER
  31, 1998                            1 YEAR SINCE INCEPTION
 -----------------------------------------------------------
  SERVICE SHARES (Inception 3/12/97)       %          %
  J.P. Morgan Global Government
   Bond Index (hedged)*                    %          %
 -----------------------------------------------------------

 * The J.P. Morgan Global Government Bond Index (hedged), an unmanaged index, does not reflect any fees or expenses.

High Yield Fund

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------

 Best Quarter
 Q    "9        %

 Worst Quarter
 Q    "9        %

                                             (BAR CHART)




 AVERAGE ANNUAL TOTAL RETURN


  FOR THE PERIODS ENDING DECEMBER 31,
  1998                                    1 YEAR  SINCE INCEPTION
 ----------------------------------------------------------------
  SERVICE SHARES (Inception 8/1/97)             %           %
  Lehman Brothers High Yield Bond Index*        %           %
 ----------------------------------------------------------------

 * The Lehman Brothers High Yield Bond Index is a total return performance benchmark for fixed-income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $100 million and at least one year to maturity. The Index is unmanaged and does not reflect any fees or expenses.

                      [This page intentionally left blank]

Fund Fees and Expenses (Service Shares)

This table describes the fees and expenses that you may pay if you buy and hold Service Shares of a Fund.


                                           ADJUSTABLE   SHORT     SHORT
                                              RATE     DURATION  DURATION
                                           GOVERNMENT GOVERNMENT TAX-FREE
                                              FUND       FUND      FUND
-------------------------------------------------------------------------
SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum Sales Charge (Load) Imposed on
 Purchases                                    None       None      None
Maximum Deferred Sales Charge (Load)          None       None      None
Maximum Sales Charge (Load) Imposed on
 Reinvested Dividends                         None       None      None
Redemption Fees                               None       None      None
Exchange Fees                                 None       None      None
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND
 ASSETS):/1/
Management Fees/2/                           0.40%      0.50%     0.40%
Service Fees/3/                              0.50%      0.50%     0.50%
Other Expenses/4/                            0.13%      0.26%     0.64%
-------------------------------------------------------------------------
Total Fund Operating Expenses/4/             1.03%      1.26%     1.54%
-------------------------------------------------------------------------

/1/The Funds' annual operating expenses have been restated to reflect current fees.
/2/The Investment Adviser has voluntarily agreed not to impose a portion of the management fee on the Short Duration Tax-Free, Government Income, Municipal Income and Global Income Funds equal to 0.05%, 0.11%, 0.05% and 0.25%, respec-tively. AS A RESULT OF FEE WAIVERS, THE CURRENT MANAGEMENT FEES OF THE SHORT DURATION TAX-FREE, GOVERNMENT INCOME, MUNICIPAL INCOME AND GLOBAL INCOME FUNDS ARE 0.35%, 0.54%, 0.50% AND 0.65%, RESPECTIVELY, OF SUCH FUNDS' AVERAGE DAILY NET ASSETS. THE WAIVERS MAY BE TERMINATED AT ANY TIME AT THE OPTION OF THE INVESTMENT ADVISER.
/3/Service Organizations may charge other fees to their customers who are bene-ficial owners of Service Shares in connection with their customers' accounts. Such fees may affect the return customers realize with respect to their invest-ments.

                                                          FUND FEES AND EXPENSES



                                            CORE
GOVERNMENT         MUNICIPAL               FIXED                GLOBAL
  INCOME            INCOME                 INCOME               INCOME               HIGH YIELD
   FUND              FUND                   FUND                 FUND                   FUND
-----------------------------------------------------------------------------------------------
    None              None                  None                 None                   None
    None              None                  None                 None                   None
    None              None                  None                 None                   None
    None              None                  None                 None                   None
    None              None                  None                 None                   None
   0.65%             0.55%                 0.40%                0.90%                  0.70%
   0.50%             0.50%                 0.50%                0.50%                  0.50%
   0.31%             0.43%                 0.25%                0.20%                  0.15%
-----------------------------------------------------------------------------------------------
   1.46%             1.48%                 1.15%                1.60%                  1.35%
-----------------------------------------------------------------------------------------------

 /4/"Other Expenses" include transfer agency fees equal to 0.04% of the aver-age daily net assets of each Fund's Service Shares, plus all other ordinary expenses of the Funds not detailed above. The Investment Adviser has volun-tarily agreed to reduce or limit "Other Expenses" of each Fund (excluding management fees, transfer agency fees, service fees, taxes, interest and brokerage fees and litigation, indemnification and other extraordinary expenses) to the following percentages of each Fund's average daily net assets:

                     OTHER
                    EXPENSES
 ---------------------------
  Adjustable Rate
   Government        0.05%
  Short Duration
   Government           0%
  Short Duration
   Tax-Free             0%
  Government
   Income               0%
  Municipal Income      0%
  Core Fixed
   Income            0.10%
  Global Income         0%
  High Yield         0.02%

AS A RESULT OF CURRENT WAIVERS AND EXPENSE LIMITATIONS ACTUALLY INCURRED, "OTHER EXPENSES" AND "TOTAL FUND OPERATING EXPENSES" OF THE FUNDS ARE AS SET FORTH BELOW. THE WAIVERS AND EXPENSE LIMITATIONS MAY BE TERMINATED AT ANY TIME AT THE OPTION OF THE INVESTMENT ADVISER. If this occurs, "Other Expenses" and "Total Fund Operating Expenses" may increase without shareholder approval.


                                               TOTAL FUND
                            OTHER EXPENSES OPERATING EXPENSES
-------------------------------------------------------------
ADJUSTABLE RATE GOVERNMENT      0.09%            0.99%
-------------------------------------------------------------
SHORT DURATION GOVERNMENT       0.04%            1.04%
-------------------------------------------------------------
SHORT DURATION TAX-FREE         0.04%            0.89%
-------------------------------------------------------------
GOVERNMENT INCOME               0.04%            1.08%
-------------------------------------------------------------
MUNICIPAL INCOME                0.04%            1.04%
-------------------------------------------------------------
CORE FIXED INCOME               0.14%            1.04%
-------------------------------------------------------------
GLOBAL INCOME                   0.04%            1.19%
-------------------------------------------------------------
HIGH YIELD                      0.06%            1.26%
-------------------------------------------------------------

                                                          FUND FEES AND EXPENSES

Example

The following Example is intended to help you compare the cost of investing in a Fund (without the waivers and expense limitations) with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Service Shares of a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your invest-ment has a 5% return each year and that a Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assump-tions your costs would be:


                            1 YEAR  3 YEARS 5 YEARS 10 YEARS
------------------------------------------------------------
ADJUSTABLE RATE GOVERNMENT   $105    $328    $569    $1,259
------------------------------------------------------------
SHORT DURATION GOVERNMENT    $128    $400    $692    $1,523
------------------------------------------------------------
SHORT DURATION TAX-FREE      $157    $486    $839    $1,834
------------------------------------------------------------
GOVERNMENT INCOME            $149    $462    $797    $1,746
------------------------------------------------------------
MUNICIPAL INCOME             $151    $468    $808    $1,768
------------------------------------------------------------
CORE FIXED INCOME            $117    $365    $633    $1,398
------------------------------------------------------------
GLOBAL INCOME                $163    $505    $871    $1,900
------------------------------------------------------------
HIGH YIELD                   $137    $428    $739    $1,624
------------------------------------------------------------

In addition to the compensation itemized above, certain Service Organizations may receive other compensation in connection with the sale and distribution of Service Shares or for services to their customers' accounts and/or the Funds. Such fees, if any, may affect the return such customers realize with respect to their investments. For additional information regarding such compensation, see "Shareholder Guide" in the Prospectus and "Other Information" in the Statement of Additional Information ("Additional Statement")

 Service Providers

 INVESTMENT ADVISERS



  INVESTMENT ADVISER                            FUND
 ------------------------------------------------------------------------------
  Goldman Sachs Asset Management ("GSAM")       Short Duration Tax-Free Fund
  One New York Plaza                            Government Income Fund
  New York, New York 10004                      Municipal Income Fund
                                                Core Fixed Income Fund
                                                High Yield Fund
 ------------------------------------------------------------------------------
  Goldman Sachs Funds Management, L.P.
   ("GSFM")                                     Adjustable Rate Government Fund
  One New York Plaza                            Short Duration Government Fund
  New York, New York 10004
 ------------------------------------------------------------------------------
  Goldman Sachs Asset Management International
   ("GSAMI")                                    Global Income Fund
  133 Peterborough Court
  London EC4A 2BB
  England
 ------------------------------------------------------------------------------

 GSAM is a separate operating division of Goldman Sachs, which registered as an investment adviser in 1981. GSFM, a registered investment adviser since 1990, is a Delaware limited partnership which is an affiliate of Goldman Sachs. GSAMI, a member of the Investment Management Regulatory Organization Limited since 1990 and a registered investment adviser since 1991, is an affiliate of Goldman Sachs. As of February , 1999, GSAM, GSFM and GSAMI, together with their affiliates, acted as investment adviser or distributor
 for assets in excess of $   billion.

 The Investment Adviser provides day-to-day advice regarding the Funds' port-folio transactions. The Investment Adviser makes the investment decisions for the Funds and places purchase and sale orders for the Funds' portfolio transactions in the U.S. and foreign markets. As permitted by applicable law, these orders may be directed to any brokers, including Goldman Sachs and its affiliates. While the Investment Adviser is ultimately responsible for the management of the Funds, it is able to draw upon the research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. In addition, the Investment Adviser has access to the research and certain proprietary tech-nical models developed by Goldman Sachs, and will apply quantitative and qualitative analysis in determining the appropriate allocations among cate-gories of issuers and types of securities.

                                                                             1-M

 The Investment Adviser also performs the following additional services for the Funds:
 .Supervises all non-advisory operations of the Funds
 .Provides personnel to perform necessary executive, administrative and clerical services to the Funds
 .Arranges for the preparation of all required tax returns, reports to shareholders, prospectuses and statements of additional information and other reports filed with the Securities and Exchange Commission (the "SEC") and other regulatory authorities
 .Maintains the records of each Fund
 .Provides office space and all necessary office equipment and services

 MANAGEMENT FEES


 As compensation for its services and its assumption of certain expenses, the Investment Adviser is entitled to the following fees, computed daily and payable monthly, at the annual rates listed below:

                                               FOR THE FISCAL YEAR ENDED
                              CONTRACTUAL RATE OCTOBER 31, 1998
 -----------------------------------------------------------------------
  GSAM:
 -----------------------------------------------------------------------
  Short Duration Tax-Free          0.40%                 0.39%
 -----------------------------------------------------------------------
  Government Income                0.65%                 0.52%
 -----------------------------------------------------------------------
  Municipal Income                 0.55%                 0.54%
 -----------------------------------------------------------------------
  Core Fixed Income                0.40%                 0.40%
 -----------------------------------------------------------------------
  High Yield                       0.70%                 0.68%
 -----------------------------------------------------------------------
  GSFM:
 -----------------------------------------------------------------------
  Adjustable Rate Government       0.40%                 0.40%
 -----------------------------------------------------------------------
  Short Duration Government        0.50%                 0.47%
 -----------------------------------------------------------------------
  GSAM:
 -----------------------------------------------------------------------
  Global Income                    0.90%                 0.60%
 -----------------------------------------------------------------------

 The difference, if any, between the stated fees and the actual fees paid by the Funds reflects that the Investment Adviser did not charge the full amount of the fees to which it would have been entitled. The Investment Adviser may discontinue or modify its voluntary limitation in the future at its discretion.

2-M

                                                               SERVICE PROVIDERS


 FUND MANAGERS


 Fixed Income Portfolio Management Team
 .Fixed-income portfolio management is comprised of a deep team of sector specialists
 .The team strives to maximize risk-adjusted returns by de-emphasizing interest rate anticipation and focusing on security selection and sector allocation
 .The team manages approximately $40 billion in fixed-income assets for retail, institutional and high net worth clients

--------------------------------------------------------------------------------
U.S. Fixed Income-Investment Management Team

                                                 YEARS PRIMARILY
 NAME AND TITLE   FUND RESPONSIBILITY            RESPONSIBLE     FIVE YEAR EMPLOYMENT HISTORY
---------------------------------------------------------------------------------------------
 Erica Adelberg       PORTFOLIO MANAGER--          SINCE 1995      MS. ADELBERG JOINED THE
 VICE PRESIDENT       GOVERNMENT INCOME FUND                       INVESTMENT ADVISER IN
                                                                   1995, AFTER WORKING AS A
                                                                   MORTGAGE STRATEGIST AT
                                                                   GOLDMAN SACHS.
---------------------------------------------------------------------------------------------
 Jonathan A.          PORTFOLIO MANAGER--          SINCE 1991      MR. BEINNER JOINED THE
 Beinner              ADJUSTABLE RATE                              INVESTMENT ADVISER IN
 MANAGING              GOVERNMENT FUND                             1990.
 DIRECTOR AND         SHORT DURATION GOVERNMENT
 CO-HEAD U.S.          FUND
 FIXED INCOME         GOVERNMENT INCOME FUND
                      CORE FIXED INCOME FUND
---------------------------------------------------------------------------------------------
 James B. Clark       PORTFOLIO MANAGER--          SINCE 1994      MR. CLARK JOINED THE
 VICE PRESIDENT       ADJUSTABLE RATE                              INVESTMENT ADVISER IN
                       GOVERNMENT FUND                             1994 AFTER WORKING AS AN
                      SHORT DURATION GOVERNMENT                    INVESTMENT MANAGER IN
                       FUND                                        THE MORTGAGE BACK
                      GOVERNMENT INCOME FUND                       SECURITIES GROUP AT
                                                                   TRAVELERS INSURANCE
                                                                   COMPANY.
---------------------------------------------------------------------------------------------
 Peter A. Dion        PORTFOLIO MANAGER--          SINCE 1995      MR. DION JOINED THE
 VICE PRESIDENT       ADJUSTABLE RATE                              INVESTMENT ADVISER IN
                       GOVERNMENT FUND                             1992.
                      SHORT DURATION GOVERNMENT
                       FUND
---------------------------------------------------------------------------------------------
 C. Richard Lucy      PORTFOLIO MANAGER--          SINCE 1992      MR. LUCY JOINED THE
 MANAGING             ADJUSTABLE RATE                              INVESTMENT ADVISER IN
 DIRECTOR AND          GOVERNMENT FUND                             1992.
 CO-HEAD U.S.         SHORT DURATION GOVERNMENT
 FIXED INCOME          FUND
                      GOVERNMENT INCOME FUND
                      CORE FIXED INCOME FUND
---------------------------------------------------------------------------------------------
 James P.             PORTFOLIO MANAGER--          SINCE 1995      MR. MCCARTHY JOINED THE
 McCarthy             ADJUSTABLE RATE                              INVESTMENT ADVISER IN
 VICE PRESIDENT        GOVERNMENT FUND                             1995 AFTER WORKING FOUR
                      SHORT DURATION GOVERNMENT                    YEARS AT NOMURA
                       FUND                                        SECURITIES, WHERE HE WAS
                                                                   AN ASSISTANT VICE
                                                                   PRESIDENT AND AN
                                                                   ADJUSTABLE RATE MORTGAGE
                                                                   TRADER.
---------------------------------------------------------------------------------------------

                                                                             3-M

U.S. Fixed Income-Municipal Investment Management Team

                                      YEARS PRIMARILY
 NAME AND TITLE   FUND RESPONSIBILITY RESPONSIBLE     FIVE YEAR EMPLOYMENT HISTORY
----------------------------------------------------------------------------------
 Elisabeth Shupf   PORTFOLIO            SINCE 1995     BEFORE REJOINING THE
 Lonsdale          MANAGER --                          INVESTMENT ADVISER IN LATE
 VICE PRESIDENT    SHORT DURATION                      1995, MS. LONSDALE WAS A
                   TAX-FREE  FUND                      DIRECTOR OF FITCH INVESTORS
                   MUNICIPAL INCOME                    SERVICE DURING MOST OF
                   FUND                                1995, EVALUATING THE CREDIT
                                                       RATINGS OF TAX-BACKED
                                                       ISSUES. PRIOR TO THAT, SHE
                                                       WORKED FOR TEN YEARS IN THE
                                                       GOLDMAN SACHS MUNICIPAL
                                                       FINANCE DEPARTMENT.
----------------------------------------------------------------------------------
 Benjamin S.       PORTFOLIO            SINCE 1993     MR. THOMPSON JOINED THE
 Thompson          MANAGER --                          INVESTMENT ADVISER IN 1992.
 VICE PRESIDENT    SHORT DURATION
                   TAX-FREE  FUND
                   MUNICIPAL INCOME
                   FUND
----------------------------------------------------------------------------------

U.S. Fixed Income-High Yield Investment Management Team

                                      YEARS PRIMARILY
 NAME AND TITLE   FUND RESPONSIBILITY RESPONSIBLE     FIVE YEAR EMPLOYMENT HISTORY
----------------------------------------------------------------------------------
 Rachel Golder     PORTFOLIO            SINCE 1997     MS. GOLDER JOINED THE
 VICE PRESIDENT    MANAGER --                          INVESTMENT ADVISER IN 1997.
                   HIGH YIELD FUND                     SHE IS RESPONSIBLE FOR
                                                       MANAGING HIGH YIELD ASSETS.
                                                       PRIOR TO JOINING THE
                                                       INVESTMENT ADVISER, SHE
                                                       SPENT SIX YEARS AT SAUDI
                                                       INTERNATIONAL BANK AS A
                                                       HIGH YIELD CREDIT ANALYST
                                                       AND PORTFOLIO MANAGER.
----------------------------------------------------------------------------------
 Andrew Jessop     PORTFOLIO            SINCE 1997     MR. JESSOP JOINED THE
 VICE PRESIDENT    MANAGER --                          INVESTMENT ADVISER IN 1997.
                   HIGH YIELD FUND                     HE IS RESPONSIBLE FOR
                                                       MANAGING HIGH YIELD ASSETS.
                                                       PREVIOUSLY, HE WORKED SIX
                                                       YEARS MANAGING HIGH YIELD
                                                       PORTFOLIOS AT SAUDI
                                                       INTERNATIONAL BANK IN
                                                       LONDON.
----------------------------------------------------------------------------------

4-M

                                                               SERVICE PROVIDERS


                                      YEARS PRIMARILY
 NAME AND TITLE   FUND RESPONSIBILITY RESPONSIBLE     FIVE YEAR EMPLOYMENT HISTORY
----------------------------------------------------------------------------------
 Michael L.        PORTFOLIO            SINCE 1997     MR. PASTERNAK IS A PRODUCT
 Pasternak         MANAGER --                          MANAGER FOR HIGH YIELD
 VICE PRESIDENT    HIGH YIELD FUND                     ASSETS AND CONTRIBUTES TO
                                                       THE MANAGEMENT OF HIGH
                                                       YIELD ASSETS. HE JOINED THE
                                                       INVESTMENT ADVISER IN 1997.
                                                       PRIOR TO THAT, HE SPENT
                                                       EIGHT YEARS MANAGING HIGH
                                                       YIELD CORPORATE BOND AND
                                                       LOAN PORTFOLIOS AT SAUDI
                                                       INTERNATIONAL BANK IN
                                                       LONDON.
----------------------------------------------------------------------------------
 Christopher       PORTFOLIO            SINCE 1997     MR. TESTA JOINED THE
 Testa             MANAGER --                          INVESTMENT ADVISER IN 1994.
 VICE PRESIDENT    HIGH YIELD FUND                     HE IS RESPONSIBLE FOR
 AND DIRECTOR OF                                       MANAGING HIGH YIELD ASSETS.
 CREDIT RESEARCH                                       BEFORE JOINING THE
                                                       INVESTMENT ADVISER, HE WAS
                                                       A CREDIT ANALYST WITH CS
                                                       FIRST BOSTON FROM    TO   .
                                                       PRIOR TO THAT, HE WAS AN
                                                       ANALYST FOR METROPOLITAN
                                                       LIFE INSURANCE COMPANY
                                                       INVESTING IN PRIVATE
                                                       PLACEMENTS AND PUBLIC DEBT.
----------------------------------------------------------------------------------

Global Fixed Income Investment Management Team

                                      YEARS PRIMARILY
 NAME AND TITLE   FUND RESPONSIBILITY RESPONSIBLE     FIVE YEAR EMPLOYMENT HISTORY
----------------------------------------------------------------------------------
 Stephen           PORTFOLIO            SINCE 1992     MR. FITZGERALD JOINED THE
 Fitzgerald        MANAGER --                          INVESTMENT ADVISER IN 1992.
 EXECUTIVE         GLOBAL INCOME
 DIRECTOR,         FUND
 MANAGING
 DIRECTOR AND
 CHIEF
 INVESTMENT
 OFFICER FOR
 INTERNATIONAL
 INCOME
----------------------------------------------------------------------------------
 Andrew Wilson     PORTFOLIO            SINCE 1995     MR. WILSON JOINED THE
 EXECUTIVE         MANAGER --                          INVESTMENT ADVISER IN 1995.
 DIRECTOR          GLOBAL INCOME                       PRIOR TO HIS CURRENT
                   FUND                                POSITION, HE SPENT THREE
                                                       YEARS AS AN ASSISTANT
                                                       DIRECTOR AT ROTHSCHILD
                                                       ASSET MANAGEMENT, WHERE HE
                                                       WAS RESPONSIBLE FOR
                                                       MANAGING GLOBAL AND
                                                       INTERNATIONAL BOND
                                                       PORTFOLIOS WITH SPECIFIC
                                                       FOCUS ON THE U.S.,
                                                       CANADIAN, AUSTRALIAN AND
                                                       JAPANESE ECONOMIES.
----------------------------------------------------------------------------------

                                                                             5-M

 DISTRIBUTOR AND TRANSFER AGENT


 Goldman Sachs, 85 Broad Street, New York, New York 10004, serves as the exclusive distributor (the "Distributor") of each Fund's shares. Goldman Sachs, 4900 Sears Tower, Chicago, Illinois 60606, also serves as the Funds' transfer agent (the "Transfer Agent") and as such performs various share-holder servicing functions.

 From time to time, Goldman Sachs or any of its affiliates may purchase and hold shares of the Funds. Goldman Sachs reserves the right to redeem at any time some or all of the shares acquired for its own account.

 ACTIVITIES OF GOLDMAN SACHS AND ITS AFFILIATES AND OTHER ACCOUNTS MANAGED BY GOLDMAN SACHS


 The involvement of the Investment Adviser, Goldman Sachs and their affili-ates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to a Fund or limit a Fund's investment activities. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the Funds and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as the Funds. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Funds. The results of a Fund's investment activities, therefore, may differ from those of Goldman Sachs and its affiliates and it is possible that a Fund could sustain losses during periods in which Goldman Sachs and its affili-ates and other accounts achieve significant profits on their trading for proprietary or other accounts. In addition, the Funds may, from time to time, enter into transactions in which other clients of Goldman Sachs have an adverse interest. From time to time, a Fund's activities may be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions.

6-M

                                                               SERVICE PROVIDERS


 YEAR 2000


Many computer systems were designed using only two digits to signify the year (for example, "98" for "1998"). On January 1, 2000, if these computer systems are not corrected, they may incorrectly interpret "00" as the year "1900" rather than the year "2000," leading to computer shutdowns or errors (commonly known as the "Year 2000 Problem"). To the extent these systems conduct forward-looking calculations, these computer problems may occur prior to January 1, 2000. Like other investment companies and financial and business organizations, the Funds could be adversely affected in their ability to process securities trades, price securities, provide shareholder account services and otherwise conduct normal business operations if the computer systems used by the Invest-ment Adviser or other Fund service providers do not adequately address this problem in a timely manner.

In order to address the Year 2000 Problem, the Investment Adviser has taken the following measures:

 .The Investment Adviser has established a dedicated group to analyze these issues and to implement the systems modifications necessary to prepare for the Year 2000 Problem.
 .Currently, the Investment Adviser does not anticipate that the transition to the 21st century will have any material impact on its ability to continue to service the Funds at current levels.
 .The Investment Adviser has sought assurances from the Funds' other service providers that they are taking the steps necessary so that they do not experience Year 2000 Problems, and the Investment Adviser will continue to monitor the situation.
 .At this time, however, no assurance can be given that the actions taken by the Investment Adviser and the Funds' other service providers will be sufficient to avoid any adverse effect on the Funds due to the Year 2000 Problem. Furthermore, even if the actions taken by the Fund's Investment Adviser and other service providers are successful, the Fund may nevertheless suffer losses if the issuers of securities held by the Fund are adversely affected by the Year 2000 Problem. Also, it is possible that the normal operations of the Fund will, in any event, be disrupted significantly by the failure of communications and public utility companies, governmental entities, financial processors or others to perform their services as a result of the Year 2000 Problem.

                                                                             7-M

Dividends

Over the course of the fiscal year, dividends accrued and paid will constitute all or substantially all of the Funds' net investment income. The Funds also intend that all net realized capital gains (after taking into account any available capital loss carryovers) will be declared as a dividend at least annually. You may choose to have dividends paid in:
 .Cash
 .Additional shares of the same class of the same Fund
 .Shares of the same or an equivalent class of another Goldman Sachs Fund or units of the ILA Portfolios. Special restrictions may apply for exchanges in certain ILA Portfolios. See the Additional Statement.

You may indicate your election on your Account Application. Any changes may be submitted in writing to Goldman Sachs at any time before the record date for a particular dividend or distribution. If you do not indicate any choice, your dividends and distributions will be reinvested automatically in the applicable Fund. If cash dividends are elected with respect to the Fund's monthly net investment income dividends, then cash dividends must also be elected with respect to the non-long-term capital gains component, if any, of the Fund's annual dividend.

The election to reinvest dividends and distributions in additional shares will not affect the tax treatment of such dividends and distributions, which will be treated as received by you and then used to purchase the shares.

Dividends from net investment income and distributions from capital gains are declared and paid as follows:

                            INVESTMENT INCOME  CAPITAL GAINS
                            DIVIDENDS          DISTRIBUTIONS
                            ------------------ -----------------
FUND                        DECLARED  PAID     DECLARED AND PAID
----------------------------------------------------------------
Adjustable Rate Government  DAILY     MONTHLY      ANNUALLY
----------------------------------------------------------------
Short Duration Government   DAILY     MONTHLY      ANNUALLY
----------------------------------------------------------------
Short Duration Tax-Free     DAILY     MONTHLY      ANNUALLY
----------------------------------------------------------------
Government Income           DAILY     MONTHLY      ANNUALLY
----------------------------------------------------------------
Municipal Income            DAILY     MONTHLY      ANNUALLY
----------------------------------------------------------------
Core Fixed Income           DAILY     MONTHLY      ANNUALLY
----------------------------------------------------------------
Global Income               MONTHLY   MONTHLY      ANNUALLY
----------------------------------------------------------------
High Yield                  DAILY     MONTHLY      ANNUALLY
----------------------------------------------------------------


8-M

                                                                       DIVIDENDS


 From time to time a portion of such dividends may constitute a return of capital.

 At the time of an investor's purchase of shares of a Fund, a portion of the net asset value ("NAV") per share may be represented by undistributed income (in the case of the Global Income Fund) or realized or unrealized apprecia-tion of any Fund's portfolio securities. Therefore, subsequent distributions on such shares from such income or realized appreciation may be taxable to the investor even if the NAV of the shares is, as a result of the distribu-tions, reduced below the cost of such shares and the distributions (or por-tions thereof) represent a return of a portion of the purchase price.

                                                                             9-M

Shareholder Guide

 The following section will provide you with answers to some of the most often asked questions regarding buying and selling the Funds' Service Shares.

 HOW TO BUY SHARES


 How Can I Purchase Service Shares Of The Funds?
 Generally, Service Shares may be purchased only through institutions that have agreed to provide account administration and personal and account main-tenance services to their customers who are the beneficial owners of Service Shares. These institutions are called "Service Organizations." Customers of a Service Organization will normally give their purchase instructions to the Service Organization, and the Service Organization will, in turn, place pur-chase orders with Goldman Sachs. Service Organizations will set times by which purchase orders and payments must be received by them from their cus-tomers. Generally, Service Shares may be purchased from the Funds on any business day at their NAV next determined after receipt of an order by Goldman Sachs from a Service Organization. No sales load will be charged. Purchases of Service Shares must be settled within three business days of receipt of a complete purchase order.

 Service Organizations are responsible for transmitting purchase orders in a timely fashion. Service Organizations should place an order with Goldman Sachs at 800-621-2550 and either:
 .Wire federal funds to the Northern Trust Company ("Northern") as subcustodian for State Street Bank and Trust Company ("State Street") (each Fund's custodian) on the next business day; OR
 .Initiate an Automated Clearing House Network ("ACH") transfer to ensure receipt by Northern on the next business day; OR
 .Send a check or Federal Reserve draft payable to Goldman Sachs Funds--Name of Fund and Class of Shares, c/o Shareholder Services, 4900 Sears Tower, Chicago, Illinois 60606. Goldman Sachs Trust (the "Trust") will not accept a check drawn on a foreign bank or a third-party check.

 What Do I Need To Know About Service Organizations?
 Service Organizations may provide the following services in connection with their customers' investments in Service Shares:

                                                                             1-T

 .Acting, directly or through an agent, as the sole shareholder of record .Maintaining account records for customers
 .Processing orders to purchase, redeem or exchange shares for customers .Responding to inquiries from prospective and existing shareholders .Assisting customers with investment procedures

 In addition, some (but not all) Service Organizations are authorized to accept, on behalf of the Trust, purchase, redemption and exchange orders placed by or on behalf of their customers, and may designate other interme-diaries to accept such orders, if approved by the Trust. In these cases:
 .A Fund will be deemed to have received an order in proper form when the order is accepted by the authorized Service Organization or intermediary on a business day, and the order will be priced at the Fund's NAV next deter-mined after such acceptance.
 .The Service Organization or intermediary will be responsible for transmit-ting accepted orders to the Trust within the time period agreed upon by them.

 You should contact your Service Organization directly to learn whether it is authorized to accept orders for the Trust.

 Pursuant to a service plan adopted by the Trust's Board of Trustees, Service Organizations are entitled to receive payment for their services from the Trust of up to 0.50% (on an annualized basis) of the average daily net assets of the Service Shares of the Funds, which are attributable to or held in the name of the Service Organization for its customers.

 Service Organizations may also charge fees directly to their customers in connection with their customer accounts. These fees would be in addition to any amounts received by the Service Organization from the Trust and may affect the return earned on an investment in a Fund.

 The Investment Adviser, Distributor and/or their affiliates pay additional compensation from time to time, out of their assets and not as an additional charge to the Funds, to selected Service Organizations and other persons in connection with the sale and/or servicing of shares of the Funds and other Goldman Sachs Funds. Subject to applicable NASD regulations, the Investment Adviser, Distributor and/or their affiliates may also contribute to various cash and non-cash incentive arrangements to promote the sale of shares. This additional compensation can vary among Service Organizations depending upon such factors as the amounts their customers have invested (or may invest) in particular Goldman Sachs Funds, the particular program involved, or the amount of reimbursable expenses. Additional compensation based on sales may, but is currently not expected to, exceed 0.50% (annualized) of the amount invested.

2-T

                                                               SHAREHOLDER GUIDE


 In addition to Service Shares, each Fund also offers other classes of shares to investors. These other share classes are subject to different fees and expenses (which affect performance), have different minimum investment requirements and are entitled to different services than Service Shares. Information regarding these other share classes may be obtained from your sales representative or from Goldman Sachs by calling the number on the back cover of this Prospectus.

 What Is My Minimum Investment In The Funds?
 The Funds do not have any minimum purchase or account requirements with respect to Service Shares. A Service Organization may, however, impose a minimum amount for initial and subsequent investments in Service Shares, and may establish other requirements such as a minimum account balance. A Serv-ice Organization may redeem Service Shares held by non-complying accounts, and may impose a charge for any special services.

 What Else Should I Know About Share Purchases?
 The Funds reserve the right to:
 .Reject or restrict any purchase or exchange orders by a particular pur-chaser (or group of related purchasers). This may occur, for example, when a pattern of frequent purchases, sales or exchanges of Service Shares of a Fund is evident, or if purchases, sales or exchanges are, or a subsequent abrupt redemption might be, of a size that would disrupt the management of a Fund.

 The Funds may allow Service Organizations to purchase shares with securities instead of cash if consistent with a Fund's investment policies and opera-tions and if approved by the Fund's portfolio manager.

 How Are Shares Priced?
 The price you pay or receive when you buy, sell or exchange Service Shares is determined by a Fund's NAV. The Funds calculate NAV as follows:

                     (Value of Assets of the Class)
                      - (Liabilities of the Class)
     NAV = _______________________________
                 Number of Outstanding Shares of the Class

 The Funds' investments are valued based on market quotations, which may be furnished by a pricing service or provided by securities dealers. If accu-rate quotations are not readily available, the Funds' investments may be valued based on yield equivalents, a pricing matrix or other sources, under valuation procedures established by the Trustees. Debt obligations with a remaining maturity of 60 days or less are valued at amortized cost.

                                                                             3-T

 .NAV per share of each class is calculated by State Street on each business day as of the close of regular trading on the New York Stock Exchange (nor-mally 4:00 p.m. New York time). This occurs after the determination, if any, of income declared as a dividend (except in the case of the Global Income Fund). Fund shares will not be priced on any day the New York Stock Exchange is closed.
 .When you buy shares, you pay the NAV next calculated after the Funds receive your order in proper form.
 .When you sell shares, you receive the NAV next calculated after the Funds receive your order in proper form.

 NOTE: THE TIME AT WHICH TRANSACTIONS AND SHARES ARE PRICED AND THE TIME BY WHICH ORDERS MUST BE RECEIVED MAY BE CHANGED IN CASE OF AN EMERGENCY OR IF REGULAR TRADING ON THE NEW YORK STOCK EXCHANGE IS STOPPED AT A TIME OTHER THAN 4:00 P.M. NEW YORK TIME.

 Foreign securities may trade in their local markets on days a Fund is closed. As a result, the NAV of a Fund that holds foreign securities may be impacted on days when investors may not purchase or redeem Fund shares.

 When Will Shares Be Issued And Dividends Begin To Be Paid?
 GLOBAL INCOME FUND: If a purchase order is received in proper form before the Fund's NAV is determined, shares will be issued the same day and will be entitled to any dividend declared on or after such purchase date.

 FOR ALL OTHER FUNDS:
 .Shares Purchased by Federal Funds Wire or ACH Transfer:
  .If a purchase order in proper form specifies a settlement date and is received before the Fund's NAV is determined that day, shares will be issued and dividends will begin to accrue on the purchased shares on the later of (i) the business day after the purchase order is received; or
   (ii) the day that the federal funds wire or ACH transfer is received by State Street.
  .If a purchase order in proper form does not specify a settlement date, shares will be issued and dividends will begin to accrue on the business day after payment is received.
 .Shares Purchased by Check or Federal Reserve Draft:
  .If a purchase order in proper form specifies a settlement date and is received before the Fund's NAV is determined that day, shares will be issued and dividends will begin to accrue on the business day after pay-ment is received.
  .If a purchase order in proper form does not specify a settlement date, shares will be issued and dividends will begin to accrue on the business day after payment is received.


4-T

                                                               SHAREHOLDER GUIDE

 HOW TO SELL SHARES


 How Can I Sell Service Shares Of The Funds?
 Generally, Service Shares may be sold (redeemed) only through Service Orga-nizations. Customers of a Service Organization will normally give their redemption instructions to the Service Organization, and the Service Organi-zation will, in turn, place redemption orders with the Funds. GENERALLY, EACH FUND WILL REDEEM ITS SERVICE SHARES ON ANY BUSINESS DAY AT THEIR NAV NEXT DETERMINED AFTER RECEIPT OF AN ORDER IN PROPER FORM. Redemption pro-ceeds may be sent to recordholders by check or by wire (if the wire instruc-tions are on record).

 A Service Organization may request redemptions in writing or by telephone if the optional telephone redemption privilege is elected on the Account Appli-cation.


 --------------------------------------
  BY WRITING:      Goldman, Sachs & Co.
                   Transfer Agent
                   4900 Sears Tower
                   Chicago, IL 60606
 --------------------------------------
  BY TELEPHONE:    800-621-2550
 --------------------------------------

 What Do I Need To Know About Telephone Redemption Requests?
 The Trust, the Distributor and the Transfer Agent will not be liable for any loss you may incur in the event that the Trust accepts unauthorized tele-phone redemption requests that the Trust reasonably believes to be genuine. In an effort to prevent unauthorized or fraudulent redemption and exchange requests by telephone, Goldman Sachs employs reasonable procedures specified by the Trust to confirm that such instructions are genuine. If reasonable procedures are not employed, the Trust may be liable for any loss due to unauthorized or fraudulent transactions. The following general policies are currently in effect:
 .All telephone requests are recorded.
 .Any redemption request that requires money to go to an account or address other than that designated on the Account Application must be in writing and signed by an authorized person designated on the Account Application. The written request will be confirmed by telephone with both the requesting party and the designated bank account to verify instructions.
 .The telephone redemption option may be modified or terminated at any time.

 NOTE: IT MAY BE DIFFICULT TO MAKE TELEPHONE REDEMPTIONS IN TIMES OF DRASTIC ECONOMIC OR MARKET CHANGES.

                                                                             5-T

 How Are Redemption Proceeds Paid?
 BY WIRE: The Funds will arrange for redemption proceeds to be wired as fed-eral funds to the bank account designated in the recordholder's Account Application. The following general policies govern wiring redemption pro-ceeds:
 .Redemption proceeds will normally be wired on the next business day in fed-eral funds (for a total of one business day delay), but may be paid up to three business days following receipt of a properly executed wire transfer redemption request. If the Federal Reserve Bank is closed on the day that the redemption proceeds would ordinarily be wired, wiring the redemption proceeds may be delayed one additional business day.
 .Once wire transfer instructions have been given by Goldman Sachs, neither the Funds, the Trust, nor Goldman Sachs assumes any further responsibility for the performance of intermediaries or the customer's Service Organiza-tion in the transfer process. If a problem with such performance arises, you should deal directly with such intermediaries or Service Organizations.

 BY CHECK: A recordholder may elect in writing to receive redemption proceeds by check. Redemption proceeds paid by check will normally be mailed to the address of record within three business days of receipt of a properly exe-cuted redemption request, unless the shares to be sold were recently paid for by check. In that case, the Funds will pay the redemption proceeds when the check has cleared, which may take up to 15 days.

 What Else Do I Need To Know About Redemptions?
 The following generally applies to redemption requests:
 .Service Shares of each Fund (other than the Global Income Fund) earn divi-
  dends declared on the day the shares are redeemed.
 .Additional documentation may be required when deemed appropriate by the Transfer Agent. A redemption request will not be in proper form until such additional documentation has been received.
 .Service Organizations are responsible for the timely transmittal of redemp-tion requests by their customers to the Transfer Agent. In order to facili-tate the timely transmittal of redemption requests, Service Organizations may set times by which they must receive redemption requests. Service Orga-nizations may also require additional documentation from you.

 The Funds reserve the right to:
 .Redeem the Service Shares of any Service Organization whose account balance is less than $50 as a result of earlier redemptions. The Funds will not redeem Service Shares on this basis if the value of the account falls below the minimum account balance solely as a result of market conditions. The Funds will give 60

6-T

                                                               SHAREHOLDER GUIDE

  days' prior written notice to allow a Service Organization to purchase suf-ficient additional Service Shares of the Fund in order to avoid such a redemption.
 .Pay redemptions by a distribution in kind of securities (instead of cash) from the Fund. If you receive redemptions in kind, you should expect to incur transaction costs upon the disposition of those securities.

 Can I Exchange My Investment From One Fund To Another?
 A Service Organization may exchange Service Shares of a Fund at NAV for Service Shares of any other Goldman Sachs Fund.



  INSTRUCTIONS FOR EXCHANGING SHARES:
 ----------------------------------------------------------------------
  BY WRITING:      .Write a letter of instruction that includes:
                   .The recordholder name(s) and signature(s)
                   .The account number
                   .The Fund names
                   .The dollar amount to be exchanged
                   .Mail the request to:
                    Goldman, Sachs & Co.
                    Attention: Goldman Sachs Funds--
                    Name of Fund and Class of Shares,
                    c/o Shareholder Services,
                    4900 Sears Tower, Chicago, Illinois 60606
 ----------------------------------------------------------------------
  BY TELEPHONE:    (if you have elected the telephone redemption
                   privileges either on your Account Application or
                   in writing to the Fund):
                   .Call 1-800-621-2550 (8:00 a.m. to 6:30 p.m.
                    New York time)
 ----------------------------------------------------------------------

 You should keep in mind the following factors when making or considering an exchange:
 .You should obtain and carefully read the prospectus of the Fund you are acquiring before making an exchange.
 .Telephone exchanges normally will be made only to an identical account.
  Shares may be exchanged among accounts with different names, addresses and social security or other taxpayer identification numbers only if the exchange instructions are in writing and are signed by an authorized person designated on the Account Application.
 .Exchanges are available only in states where exchanges may be legally made. .It may be difficult to make telephone exchanges in times of drastic eco-
  nomic or market changes.

                                                                             7-T

 .The Distributor may use reasonable procedures described under "What Do I
  Need To Know About Telephone Redemption Requests?" in an effort to prevent unauthorized or fraudulent telephone exchange requests.

 The exchange privilege may be materially modified or withdrawn at any time upon 60 days' written notice.

 For federal income tax purposes, an exchange is treated as a redemption of the shares surrendered in the exchange, on which you may be subject to tax, followed by a purchase of shares received in the exchange. You should con-sult your tax adviser concerning the tax consequences of an exchange.

 What Types of Reports Will Be Sent Regarding Investments in Service Shares? Service Organizations will receive from the Funds annual reports containing audited financial statements and semiannual reports. Service Organizations will also be provided with a printed confirmation for each transaction in their account and a monthly account statement (quarterly in the case of the Global Income Fund). A year-to-date statement for accounts will be provided upon request made to Goldman Sachs. Service Organizations are responsible for providing these or other reports to their customers who are the benefi-cial owners of Service Shares in accordance with the rules that apply to their accounts with the Service Organizations.

8-T

Taxation

 TAXABILITY OF DISTRIBUTIONS


 Except for exempt-interest dividends paid by the Short Duration Tax-Free and Municipal Income Funds as described below, Fund distributions are taxable to you as ordinary income (unless your investment is in an IRA or other tax-advantaged account) to the extent they are attributable to the Fund's net investment income, certain net realized foreign exchange gains, and net short-term capital gains. They are taxable as long-term capital gain to the extent they are attributable to the Fund's excess of net long-term capital gains over net short-term capital losses. The tax status of any distribution is the same regardless of how long you have been in the Fund and whether you reinvest in additional shares or take them as cash. Certain distributions paid by a Fund in January of a given year may be taxable to shareholders as if received the prior December 31. The tax status of the dividends and dis-tributions for each calendar year will be detailed in your annual tax state-ment from the Fund.

 At any time, a portion of a Fund's NAV per share may be represented by undistributed income or realized or unrealized appreciation of the Fund's portfolio securities. Therefore, subsequent distributions on a Fund's shares may be taxable to you, even if the NAV of your shares is, as a result, reduced below the cost of those shares and the distributions represent a return of the purchase price.

 The Core Fixed Income, Global Income and High Yield Funds may be subject to foreign withholding or other foreign taxes on income or gain from certain foreign securities. In general, the Funds may deduct these taxes in comput-ing their taxable income. As an alternative, the Global Income Fund (but not the other Funds) may make an election to treat a proportionate amount of such taxes as constituting a distribution to you, which would allow you either to (1) credit such proportionate amount of taxes against your U.S. federal income tax liability or (2) take such amount as an itemized deduc-tion.

 The Short Duration Tax-Free and Municipal Income Funds expect to distribute "exempt-interest dividends." These dividends will be exempt income for fed-eral income tax purposes. However, distributions, if any, derived from net long-term capital gains of the Short Duration Tax-Free and Municipal Income Funds will generally be taxable to you as long-term capital gains. Distribu-tions, if any, derived from taxable interest income, net short-term capital gains

                                                                             1-O

                                                                        TAXATION

 and certain net realized foreign exchange gains will be taxable to you as ordinary income.

 Interest on indebtedness incurred by you to purchase or carry shares of the Short Duration Tax-Free and Municipal Income Funds generally will not be deductible for federal income tax purposes.

 You should note that a portion of the exempt-interest dividends paid by the Short Duration Tax-Free and Municipal Income Funds may be an item of tax preference for purposes of determining your federal alternative minimum tax liability. Exempt-interest dividends will also be considered along with other adjusted gross income in determining whether any Social Security or railroad retirement payments received by you are subject to federal income taxes.

 If you receive an exempt-interest dividend on shares that are held by you for six months or less, any loss on the sale or exchange of the shares will be disallowed to the extent of such dividend amount.

 TAXABILITY OF SALES AND EXCHANGES


 Any sale or exchange of Fund shares may generate a tax liability (unless your investment is in an IRA or other tax-advantaged account). Depending upon the purchase or sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction.

 You will recognize taxable gain or loss on a sale, exchange or redemption of your shares, including an exchange for shares of another Fund, based on the difference between your tax basis in the shares and the amount you receive for them. (To aid in computing your tax basis, you generally should retain your account statements for the periods that you hold shares.) Any loss rec-ognized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received with respect to the shares.

 There are certain tax requirements that all Funds must follow in order to avoid federal taxation. In its efforts to adhere to these requirements, the Funds may have to limit their investment activity in some type of instru-ments.

 In addition to federal income taxes, you may be subject to state, local or foreign taxes on payments received from any Fund (including the Short Dura-tion Tax-Free and Municipal Income Funds) or on the value of the shares held by you. More tax information is provided in the Additional Statement. You should also consult your own tax adviser for information regarding all tax consequences applicable to your investments in the Funds.


2-O

Appendix A
Additional Information on Portfolio Risks, Securities and Techniques
 A. GENERAL PORTFOLIO RISKS

 The Funds will be subject to the risks associated with fixed-income securi-ties. These risks include interest rate risk, credit risk and call/extension risk. In general, interest rate risk involves the risk that when interest rates decline, the market value of fixed-income securities tends to increase. Conversely, when interest rates increase, the market value of fixed-income securities tends to decline. Credit risk involves the risk that the issuer could default on its obligations and a Fund will not recover its investment. Call risk and extension risk are normally present in adjustable rate mortgage loans ("ARMs"), Mortgage-Backed Securities and asset-backed securities. For example, homeowners have the option to prepay their mort-gages. Therefore, the duration of a security backed by home mortgages can either shorten (call risk) or lengthen (extension risk). In general, if interest rates on new mortgage loans fall sufficiently below the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to increase. Conversely, if mortgage loan interest rates rise above the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to decrease. In either case, a change in the prepayment rate can result in losses to investors.

 The Funds may, as described in this Prospectus, invest in (a) derivative instruments, (b) foreign securities, (c) municipal securities, (d) illiquid securities and (e) temporary cash investments. These investments will pres-ent additional risks as described further below.

 In addition, the Funds are subject to certain fundamental investment restrictions that are described in the Additional Statement. Fundamental investment restrictions of a Fund cannot be changed without approval of a majority of the outstanding shares of that Fund as defined in the Additional Statement. Each Fund's investment objectives and all policies not specifi-cally designated as fundamental are non-fundamental and may be changed with-out shareholder approval. If there is a change in a Fund's investment objec-tive, shareholders should consider whether that Fund remains an appropriate investment in light of their then current financial positions and needs.

                                                                             1-P

 The Investment Adviser will not consider the portfolio turnover rate a lim-iting factor in making investment decisions for a Fund. A high rate of port-folio turnover (100% or more) involves correspondingly greater expenses which must be borne by a Fund and its shareholders. See "Financial High-lights" in Appendix B for a statement of the Funds' historical portfolio turnover rates. The portfolio turnover rate is calculated by dividing the lesser of the dollar amount of sales or purchases of portfolio securities by the average monthly value of a Fund's portfolio securities, excluding secu-rities having a maturity at the date of purchase of one year or less.

 B. OTHER PORTFOLIO RISKS

 RISKS OF DERIVATIVE INVESTMENTS. A Fund's transactions, if any, in options, futures, options on futures, swaps, interest rate caps, floors and collars, structured securities, inverse floating-rate securities and currency trans-actions involve additional risk of loss that can result from a lack of cor-relation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, or the risks arising from margin requirements and related leverage factors associated with such transactions. The use of these management techniques also involves the risk of loss if the Investment Adviser is incorrect in its expectation of fluctuations in secu-rities prices, interest rates or currency prices. Each Fund may also invest in derivative investments for non-hedging purposes (that is, to seek to increase total return), which is considered a speculative practice and pre-sents even greater risk of loss.

 Derivative Mortgage-Backed Securities (such as principal-only ("POs"), interest-only ("IOs") or inverse floating rate securities) are particularly exposed to call and extension risks. Small changes in mortgage prepayments can significantly impact the cash flow and the market value of these securi-ties. In general, the risk of faster than anticipated prepayments adversely affects IOs, super floaters and premium priced Mortgage-Backed Securities. The risk of slower than anticipated prepayments generally adversely affects POs, floating-rate securities subject to interest rate caps, support tranches and discount priced Mortgage-Backed Securities. In addition, par-ticular derivative securities may be leveraged such that their exposure (i.e., price sensitivity) to interest rate and/or prepayment risk is magni-fied.

 Floating-rate derivative debt securities can present more complex types of derivative and interest rate risks. For example, range floaters are subject to the risk that the coupon will be reduced below market rates if a desig-nated interest rate floats outside of a specified interest rate band or col-lar. Dual index or yield curve floaters are subject to lower prices in the event of an unfavorable change in the spread between two designated interest rates.

2-P

                                                                      APPENDIX A


 RISKS OF FOREIGN INVESTMENTS. Foreign investments involve special risks that are not typically associated with U.S. dollar denominated or quoted securi-ties of U.S. issuers. Foreign investments may be affected by changes in cur-rency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations (e.g., currency block-age). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the port-folio security. In addition, if the currency in which a Fund receives divi-dends, interest or other payments declines in value against the U.S. dollar before such income is distributed as dividends to shareholders or converted to U.S. dollars, the Fund may have to sell portfolio securities to obtain sufficient cash to pay such dividends.

 The introduction of a single currency, the euro, on January 1, 1999 for par-ticipating nations in the European Economic and Monetary Union ("EMU") pre-sents unique uncertainties, including the legal treatment of certain out-standing financial contracts after January 1, 1999 that refer to existing currencies rather than the euro; the establishment and maintenance of exchange rates for currencies being converted into the euro; the fluctuation of the euro relative to non-euro currencies during the transition period from January 1, 1999 to December 31, 2000 and beyond; whether the interest rate, tax and labor regimes of European countries participating in the euro will converge over time; and whether the conversion of the currencies of other countries such as the United Kingdom and Denmark into the euro and the admission of other non-EMU countries such as Poland, Latvia and Lithuania as members of the EMU may have an impact on the euro. These or other factors, including political and economic risks, could cause market disruptions before or after the introduction of the euro, and could adversely affect the value of securities held by the Funds.

 Brokerage commissions, custodial services and other costs relating to investment in international securities markets generally are more expensive than in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such proce-dures have been unable to keep pace with the volume of securities transac-tions, thus making it difficult to conduct such transactions.

 Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than a U.S. issuer. In addition, there is generally less government regulation of foreign markets, companies and securities dealers than in the United States. Foreign securities markets

                                                                             3-P
 may have substantially less volume than U.S. securities markets and securi-ties of many foreign issuers are less liquid and more volatile than securi-ties of comparable domestic issuers. Furthermore, with respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on divi-dend or interest payments (or, in some cases, capital gains), limitations on the removal of funds or other assets of the Funds, and political or social instability or diplomatic developments which could affect investments in those countries.

 Investment in sovereign debt obligations by certain Funds involves risks not present in debt obligations of corporate issuers. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and a Fund may have limited recourse in the event of a default. Periods of economic uncertainty may result in volatility of market prices of sovereign debt, and in turn a Fund's NAV, to a greater extent than the volatility inherent in debt obligations of U.S. issuers. A sovereign debtor's willingness or ability to repay principal and pay inter-est in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availabil-ity of sufficient foreign exchange on the date a payment is due, the rela-tive size of the debt service burden to the economy as a whole, the sover-eign debtor's policy toward international lenders and the political constraints to which a sovereign debtor may be subject.

 RISKS OF EMERGING COUNTRIES. Certain Funds may invest in securities of issuers located in emerging countries. The risks of foreign investment are heightened when the issuer is located in an emerging country.

 Many emerging countries may be subject to a substantial degree of economic, political and social instability. Governments of some emerging countries are authoritarian in nature or have been installed or removed as a result of military coups, while governments in other emerging countries have periodi-cally used force to suppress civil dissent. Disparities of wealth, the pace and success of democratization, and ethnic, religious and racial disaffec-tion, among other factors, have also led to social unrest, violence and/or labor unrest in emerging countries. Investing in emerging countries involves greater risk of loss due to expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested.

 A Fund's investment in emerging countries may also be subject to withholding or other taxes, which may be significant and may reduce the return from an investment in such country to the Fund. Settlement procedures in emerging countries are frequently less developed and reliable than those in the United States and may

4-P

                                                                      APPENDIX A

 involve a Fund's delivery of securities before receipt of payment for their sale. In addition, significant delays are common in certain markets in reg-istering the transfer of securities. Settlement or registration problems may make it more difficult for a Fund to value its portfolio securities and could cause the Fund to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Fund has delivered or the Fund's inability to complete its contractual obligations.

 The small size and inexperience of the securities markets in certain emerg-ing countries and the limited volume of trading in securities in those coun-tries may make a Fund's investments in such countries less liquid and more volatile than investments in countries with more developed securities mar-kets (such as the United States, Japan and most Western European countries).

 Many emerging countries have experienced currency devaluations and substan-tial (and, in some cases, extremely high) rates of inflation, which have a negative effect on the economies and securities markets of such emerging countries. Economies in emerging countries generally are dependent heavily upon commodity prices and international trade and, accordingly, have been and may continue to be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

 A Fund's use of foreign currency management techniques in emerging countries may be limited. Due to the limited market for these instruments in emerging countries, the Investment Adviser does not currently anticipate that a sig-nificant portion of the Funds' currency exposure in emerging countries, if any, will be covered by such instruments.

 RISK OF ILLIQUID SECURITIES. Each Fund may invest up to 15% of its net assets in illiquid securities which cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include:

  .Both domestic and foreign securities that are not readily marketable

  .Certain municipal leases and participation interests

  .Certain stripped Mortgage-Backed Securities

  . Repurchase agreements and time deposits with a notice or demand period of more than seven days

  .Certain over-the-counter options


                                                                             5-P

  . Certain restricted securities, unless it is determined, based upon a review of the trading markets for a specific restricted security, that a restricted security is eligible for resale pursuant to Rule 144A under the Securities Act of 1933 and, therefore, is liquid

 Investing in restricted securities eligible for resale pursuant to Rule 144A may decrease the liquidity of a Fund's portfolio to the extent that quali-fied institutional buyers become for a time uninterested in purchasing these restricted securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liq-uid market exists.

 C. PORTFOLIO SECURITIES AND TECHNIQUES

 This section provides further information on certain types of securities and investment techniques that may be used by the Funds, including their associ-ated risks. Further information is provided in the Additional Statement, which is available upon request.

 U.S. GOVERNMENT SECURITIES AND RELATED CUSTODIAL RECEIPTS

 U.S. Government Securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. government agencies, instrumentalities or spon-sored enterprises. U.S. Government Securities may be supported by (a) the full faith and credit of the U.S. Treasury (such as the Government National Mortgage Association ("Ginnie Mae")), (b) the right of the issuer to borrow from the U.S. Treasury (such as securities of the Student Loan Marketing Association), (c) the discretionary authority of the U.S. government to pur-chase certain obligations of the issuer (such as the Federal National Mort-gage Association ("Fannie Mae") and Federal Home Loan Mortgage Corporation ("Freddie Mac")), or (d) only the credit of the issuer. U.S. Government Securities also include Treasury receipts, zero coupon bonds and other stripped U.S. Government Securities, where the interest and principal compo-nents of stripped U.S. Government Securities are traded independently.

 Interest in U.S. Government Securities may be purchased in the form of cus-todial receipts that evidence ownership of future interest payments, princi-pal payments or both on certain notes or bonds issued or guaranteed as to principal and interest by the U.S. government, its agencies, instrumentali-ties, political subdivisions or authorities. For certain securities law pur-poses, custodial receipts are not considered obligations of U.S. government.

6-P

                                                                      APPENDIX A


 MORTGAGE-BACKED SECURITIES

 Mortgage-Backed Securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Mortgage-Backed Securities can be backed by either fixed rate mortgage loans or adjustable rate mortgage loans, and may be issued by either a governmental or non-governmental entity. Privately issued Mortgage-Backed Securities are normally structured with one or more types of "credit enhancement." However, these Mortgage-Backed Securities typically do not have the same credit standing as U.S. government guaranteed Mortgage-Backed Securities.

 Mortgage-Backed Securities may include multiple class securities, including collateralized mortgage obligations ("CMOs") and Real Estate Mortgage Investment Conduit ("REMIC") pass-through or participation certificates. CMOs provide an investor with a specified interest in the cash flow from a pool of underlying mortgages or of other Mortgage-Backed Securities. CMOs are issued in multiple classes. In most cases, payments of principal are applied to the CMO classes in the order of their respective stated maturi-ties, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full. A REMIC is a CMO that qualifies for special tax treatment under the Code and invests in certain mortgages principally secured by interests in real prop-erty and other permitted investments.

 Mortgaged-Backed Securities also include stripped mortgage-backed securities ("SMBS"), which are derivative multiple class Mortgage-Backed Securities. SMBS are usually structured with two different classes: one that receives 100% of the interest payments and the other that receives 100% of the prin-cipal payments from a pool of mortgage loans. The market value of SMBS con-sisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on SMBS that receive all or most of the interest from mortgage loans are generally higher than pre-vailing market yields on other Mortgage-Backed Securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

 Mortgage-Backed Securities (including CMOs, REMICs and SMBS) are subject to both call risk and extension risk as previously described. Because of these risks, these securities can have significantly greater price and yield vola-tility than with traditional fixed-income securities.

 The value of Mortgage-Backed Securities that are structured as pass-through mortgage securities that are collateralized by ARMs are less likely to rise during periods of declining interest rates to the same extent as fixed-rate securities. This is because interest rate declines may result in accelerated prepayments of mortgages

                                                                             7-P
 with the result that proceeds from prepayments will be reinvested at lower interest rates. On the other hand, during periods of rising interest rates, the value of ARMs will lag behind changes in the market rate. ARMs are also typically subject to maximum increases and decreases in the interest rate adjustment which can be made on any one adjustment date, in any one year, or during the life of the security. In the event of dramatic increases or decreases in prevailing market interest rates, the value of a Fund's invest-ments in ARMs may fluctuate more substantially since these limits may pre-vent the security from fully adjusting its interest rate to the prevailing market rates.

 ASSET-BACKED SECURITIES

 Asset-backed securities are securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of pre-payments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. Asset-backed securities present credit risks that are not presented by Mortgage-Backed Securities. This is because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. There is the possibil-ity that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities.

 MUNICIPAL SECURITIES

 Municipal Securities include bonds, notes, commercial paper and other instruments (including participation interests in such securities) issued by or on behalf of the states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agen-cies or instrumentalities, the interest on which, in the opinion of bond counsel for the issuers or counsel selected by the Investment Adviser, is exempt from regular federal income tax (i.e., excluded from gross income for federal income tax purposes but not necessarily exempt from federal alterna-tive minimum tax or from state or local taxes). Because of their tax-exempt status, the yields and market values of Municipal Securities may be more adversely impacted by changes in the tax rates and policies than taxable fixed-income securities.

 Municipal Securities are often issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Municipal Securities include private activity bonds, municipal

8-P

                                                                      APPENDIX A

 leases, certificates of participation, pre-refunded municipal securities and auction rate securities.

 The obligations of the issuer to pay the principal of and interest on a Municipal Security are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act, and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest or imposing other constraints upon the enforcement of such obligations. There is also the possibility that, as a result of litigation or other con-ditions, the power or ability of the issuer to pay when due the principal of or interest on a Municipal Security may be materially affected. Municipal lease obligations and certificates of participation are subject to the added risk that the governmental lessee will fail to appropriate funds to enable it to meet its payment obligations under the lease. Although these obliga-tions may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and result in a delay in recovering or the failure to recover fully a Fund's original investment.

 Municipal Securities may be in the form of a tender option bond, which is a Municipal Security (generally held pursuant to a custodial arrangement) hav-ing a relatively long maturity and bearing interest at a fixed rate substan-tially higher than prevailing short-term, tax-exempt rates. The bond is typ-ically issued with the agreement of a third party, such as a bank, broker-dealer or other financial institution, which grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the dif-ference between the bond's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. Certain tender option bonds may be illiquid.

 In order to enhance the liquidity of Municipal Securities, a Fund may (but is not required to) acquire the right to sell a security to another party at a guaranteed price and date. This right to resell may be referred to as a "standby commitment" or liquidity put, depending on its characteristics. The aggregate price which a Fund pays for securities with standby commitments may be higher than the price which otherwise would be paid for the securi-ties. Standby commitments may not be available or may not be available on satisfactory terms.

                                                                             9-P

 CORPORATE DEBT OBLIGATIONS; TRUST PREFERRED SECURITIES; CONVERTIBLE
 SECURITIES

 Corporate debt obligations include bonds, notes, debentures and other obli-gations of corporations to pay interest and repay principal, and include securities issued by banks and other financial institutions. A trust pre-ferred or capital security is a long dated bond (for example, 30 years) with preferred features. The preferred features are that payment of interest can be deferred for a specified period without initiating a default event. The securities are generally senior in claim to standard preferred stock but junior to other bondholders.

 Convertible securities are preferred stock or debt obligations that are con-vertible into common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar qual-ity. Convertible securities in which a Fund invests are subject to the same rating criteria as its other investments in fixed-income securities. Con-vertible securities have both equity and fixed-income risk characteristics. Like all fixed-income securities, the value of convertible securities is susceptible to the risk of market losses attributable to changes in interest rates. Generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price of the convertible secu-rity, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security, like a fixed-income security, tends to trade increasingly on a yield basis, and thus may not decline in price to the same extent as the underlying common stock.

 FOREIGN CURRENCY TRANSACTIONS

 A Fund may, to the extent it invests in foreign securities, purchase or sell foreign currencies on a cash basis or through forward contracts. A forward contract involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract. A Fund may engage in foreign currency transactions for hedging purposes and to seek to protect against anticipated changes in future foreign currency exchange rates. In addition, a Fund also may enter into such transactions to seek to increase total return when the Investment Adviser anticipates fluctuation in the value of the foreign currency, but securities denominated or quoted in that currency do not present attractive investment opportunities and are not held in the Fund's portfolio, which is considered a speculative practice. Some Funds may also engage in cross-hedging by using forward contracts in a cur-rency different from that in which the hedged security is denomi-

10-P

                                                                      APPENDIX A

 nated or quoted if the Investment Adviser determines that there is a pattern of correlation between the two currencies. A Fund may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the Investment Adviser, it would be beneficial to convert such currency into U.S. dollars at a later date, based on anticipated changes in the relevant exchange rate.

 Currency exchange rates may fluctuate significantly over short periods of time, causing, along with other factors, a Fund's NAV to fluctuate (when the Fund's NAV fluctuates, the value of your shares may go up or down). Currency exchange rates also can be affected unpredictably by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad.

 The market in forward foreign currency exchange contracts, currency swaps and other privately negotiated currency instruments offers less protection against defaults by the other party to such instruments than is available for currency instruments traded on an exchange. Such contracts are subject to the risk that the counterparty to the contract will default on its obli-gations. Since these contracts are not guaranteed by an exchange or clear-inghouse, a default on a contract would deprive a Fund of unrealized prof-its, transaction costs or the benefits of a currency hedge or force the Fund to cover its purchase or sale commitments, if any, at the current market price.

 STRUCTURED SECURITIES

 Structured securities are securities whose value is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the "Reference") or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. Structured securities may be posi-tively or negatively indexed, so that appreciation of the Reference may pro-duce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Refer-ence. Consequently, structured securities may entail a greater degree of market risk than other types of fixed-income securities, and may be more volatile, less liquid and more difficult to accurately price than less com-plex securities. Structured securities include, but are not limited to, inverse floating rate debt securities ("inverse floaters"). The interest rate on inverse floaters resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate var-ies by a magnitude that exceeds the magnitude

                                                                            11-P
 of the change in the index rate of interest. The higher the degree of lever-age of an inverse floater, the greater the volatility of its market value.

 ZERO COUPON, DEFERRED INTEREST, PAY-IN-KIND AND CAPITAL APPRECIATION BONDS

 These securities are issued at a discount from their face value because interest payments are typically postponed until maturity. Pay-in-kind secu-rities are securities that have interest payable by the delivery of addi-tional securities. The market prices of these securities generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest-bearing securities having similar maturities and credit quality.

 MORTGAGE DOLLAR ROLLS

 A mortgage dollar roll involves the sale by a Fund of securities for deliv-ery in the current month. The Fund simultaneously contracts with the same counterparty to repurchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund benefits to the extent of any difference between (a) the price received for the securities sold and (b) the lower forward price for the future purchase and/or fee income plus the interest earned on the cash proceeds of the securities sold. Unless the ben-efits of a mortgage dollar roll exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the roll, the use of this technique will diminish the Fund's investment performance.

 Successful use of mortgage dollar rolls depends upon the Investment Advis-er's ability to predict correctly interest rates and mortgage prepayments. If the Investment Adviser is incorrect in its prediction, a Fund may experi-ence a loss. For financial reporting and tax purposes, the Funds treat mort-gage dollar rolls as two separate transactions: one involving the purchase of a security and a separate transaction involving a sale. The Funds do not currently intend to enter into mortgage dollar rolls that are accounted for as a financing, and do not treat them as borrowings.

 OPTIONS ON SECURITIES, SECURITIES INDICES AND FOREIGN CURRENCIES

 A put option gives the purchaser of the option the right to sell, and the writer (seller) of the option the obligation to buy, the underlying instru-ment during the option period. A call option gives the purchaser of the option the right to buy, and the writer (seller) of the option the obliga-tion to sell, the underlying instrument

12-P

                                                                      APPENDIX A

 during the option period. Each Fund may write (sell) covered call and put options and purchase put and call options on any securities in which it may invest or on any securities index composed of securities in which it may invest. A Fund may also, to the extent it invests in foreign securities, purchase and sell (write) put and call options on foreign currencies.

 The writing and purchase of options is a highly specialized activity which involves special investment risks. Options may be used for either hedging or cross-hedging purposes, or to seek to increase total return (which is con-sidered a speculative activity). The successful use of options depends in part on the ability of the Investment Adviser to manage future price fluctu-ations and the degree of correlation between the options and securities (or currency) markets. If the Investment Adviser is incorrect in its expectation of changes in market prices or determination of the correlation between the instruments or indices on which options are written and purchased and the instruments in a Fund's investment portfolio, the Fund may incur losses that it would not otherwise incur. The use of options can also increase a Fund's brokerage transaction costs. Options written or purchased by the Funds may be traded on either U.S. or foreign exchanges or over-the-counter. Foreign and over-the-counter options will present greater possibility of loss because of their greater liquidity and credit risks.

 YIELD CURVE OPTIONS

 Each Fund may enter into options on the yield "spread" or differential between two securities. Such transactions are referred to as "yield curve" options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

 The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, such options pres-ent a risk of loss even if the yield of one of the underlying securities remains constant, or if the spread moves in a direction or to an extent which was not anticipated.

 FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

 Futures contracts are standardized, exchange-traded contracts that provide for the sale or purchase of a specified financial instrument or currency at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. A futures

                                                                            13-P
 contract may be based on various securities (such as U.S. Government Securi-ties), foreign currencies, securities indices and other financial instru-ments and indices. The Funds may engage in futures transactions on both U.S. and foreign exchanges.

 Each Fund may purchase and sell futures contracts, and purchase and write call and put options on futures contracts, in order to seek to increase total return or to hedge against changes in interest rates, securities prices or, to the extent a Fund invests in foreign securities, currency exchange rates, or to otherwise manage their term structures and durations in accordance with their investment objectives and policies. Each Fund may also enter into closing purchase and sale transactions with respect to such contracts and options. A Fund will engage in futures and related options transactions for bona fide hedging purposes as defined in regulations of the Commodity Futures Trading Commission or to seek to increase total return to the extent permitted by such regulations. A Fund may not purchase or sell futures contracts or purchase or sell related options to seek to increase total return, except for closing purchase or sale transactions, if immedi-ately thereafter the sum of the amount of initial margin deposits and premi-ums paid on the Fund's outstanding positions in futures and related options entered into for the purpose of seeking to increase total return would exceed 5% of the market value of the Fund's net assets. Future contracts and related options present the following risks:

 .While a Fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in poorer overall performance than if the Fund had not entered into any futures contracts or options transactions.

 .Because perfect correlation between a futures position and portfolio posi-tion that is intended to be protected is impossible to achieve, the desired protection may not be obtained and a Fund may be exposed to additional risk of loss.

 .The loss incurred by a Fund in entering into futures contracts and in writ-ing call options on futures is potentially unlimited and may exceed the amount of the premium received.

 .Futures markets are highly volatile and the use of futures may increase the volatility of a Fund's NAV.

 .As a result of the low margin deposits normally required in futures trad-ing, a relatively small price movement in a futures contract may result in substantial losses to a Fund.

 .Futures contracts and options on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.


14-P

                                                                      APPENDIX A

 .Foreign exchanges may not provide the same protection as U.S. exchanges.

 WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS.

 When-issued securities are securities that have been authorized but not yet issued. When-issued securities are purchased in order to secure what is con-sidered to be an advantageous price and yield to the Fund at the time of entering into the transaction.

 A forward commitment involves entering into a contract to purchase or sell securities for a fixed price at a future date beyond the customary settle-ment period.

 The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, securities sold on a for-ward commitment basis involves the risk that the value of the securities to be sold may increase before the settlement date. Although a Fund will gener-ally purchase securities on a when-issued or forward commitment basis with the intention of acquiring securities for its portfolio, a Fund may dispose of when-issued securities or forward commitments prior to settlement if the Investment Adviser deems it appropriate to do so.

 LENDING OF PORTFOLIO SECURITIES

 Securities lending involves the lending of securities owned by a Fund to financial institutions such as certain broker-dealers. The borrowers are required to secure their loans continuously with cash, cash equivalents or U.S. Government Securities in an amount at least equal to the market value of the securities loaned. Cash collateral may be invested in cash equiva-lents. If the Investment Adviser determines to make securities loans, the value of the securities loaned may not exceed 33 1/3% of the value of the total assets of a Fund (including the loan collateral).

 A Fund may lend its securities to increase its income. A Fund may, however, experience a delay in the recovery of its securities or possible loss if the institution with which it has engaged in a securities lending transaction breaches its agreement with the Fund.

 REPURCHASE AGREEMENTS

 Repurchase agreements involve the purchase of securities subject to the seller's agreement to repurchase them at a mutually agreed upon date and price. Each Fund may enter into repurchase agreements with dealers in U.S. Government Securities and member banks of the Federal Reserve System which furnish collateral at least equal in value or market price to the amount of their repurchase obligation. Some Funds may also enter into repurchase agreements involving certain foreign government securities.

                                                                            15-P

 If the other party or "seller" defaults, a Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund in connection with the repurchase agree-ment are less than the repurchase price and the cost of the Fund associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, a Fund could suffer other losses if a court determines that the Fund's interest in the collateral is not enforce-able.

 BORROWINGS AND REVERSE REPURCHASE AGREEMENTS

 The Funds can borrow money from banks and enter into reverse repurchase agreements with banks and other financial institutions in amounts not exceeding one-third of its total assets. Reverse repurchase agreements involve the sale of securities held by a Fund subject to the Fund's agree-ment to repurchase them at a mutually agreed upon date and price (including interest). These transactions may be entered into as a temporary measure for emergency purposes or to meet redemption requests. Reverse repurchase agree-ments may also be entered into when the Investment Adviser expects that the interest income to be earned from the investment of the transaction proceeds will be greater than the related interest expense. Borrowings and reverse repurchase agreements involve leveraging. If the securities held by a Fund decline in value while these transactions are outstanding, the NAV of the Fund's outstanding shares will decline in value by proportionately more than the decline in value of the securities. In addition, reverse repurchase agreements involve the risk that the interest income earned by a Fund (from the investment of the proceeds) will be less than the interest expense of the transaction, that the market value of the securities sold by a Fund will decline below the price the Fund is obligated to pay to repurchase the secu-rities, and that the securities may not be returned to the Fund.

 INTEREST RATE SWAPS, MORTGAGE SWAPS, CREDIT SWAPS, CURRENCY SWAPS AND INTEREST RATE CAPS, FLOORS AND COLLARS

 Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. Mortgage swaps are simi-lar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a ref-erence pool or pools of mortgages. Credit swaps involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses of an underlying security. Credit swaps give one party to a transac-tion the right to dispose of or acquire an asset (or group of assets), or the right to receive or make a payment from the other party, upon the occur-rence of specified credit events. Currency swaps involve the exchange of the parties' respective rights to make or receive payments in specified

16-P

                                                                      APPENDIX A

 currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor enti-tles the purchaser, to the extent that a specified index falls below a pre-determined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.

 Each Fund may enter into swap transactions for hedging purposes or to seek to increase total return. The use of interest rate, mortgage, credit and currency swaps, as well as interest rate caps, floors and collars, is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transac-tions. If the Investment Adviser is incorrect in its forecasts of market value, interest rates and currency exchange rates, the investment perfor-mance of a Fund would be less favorable than it would have been if these investment techniques were not used.

 INVERSE FLOATING RATE DEBT SECURITIES ("INVERSE FLOATERS")

 The interest rate on inverse floaters resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the volatility of its market value.

 MISCELLANEOUS TECHNIQUES

 In addition to the techniques and investments described above, each Fund may, with respect to no more than 5% of its net assets, invest in other investment companies.

                                                                            17-P

 NON-INVESTMENT GRADE FIXED-INCOME SECURITIES. Non-investment grade fixed-income securities are considered predominantly speculative by traditional investment standards. In some cases, these obligations may be highly specu-lative and have poor prospects for reaching investment grade standing. Non-investment grade fixed-income securities and unrated securities of compara-ble credit quality (commonly known as "junk bonds") are subject to the increased risk of an issuer's inability to meet principal and interest obli-gations. These securities, also referred to as high yield securities, may be subject to greater price volatility due to such factors as specific corpo-rate developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less secondary market liquidity.

 Non-investment grade fixed-income securities are often issued in connection with a corporate reorganization or restructuring or as part of a merger, acquisition, takeover or similar event. They are also issued by less estab-lished companies seeking to expand. Such issuers are often highly leveraged and generally less able than more established or less leveraged entities to make scheduled payments of principal and interest in the event of adverse developments or business conditions.

 The market value of non-investment grade fixed-income securities tends to reflect individual corporate developments to a greater extent than that of higher rated securities which react primarily to fluctuations in the general level of interest rates. As a result, a Fund's ability to achieve its investment objectives may depend to a greater extent on the Investment Adviser's judgment concerning the creditworthiness of issuers than funds which invest in higher-rated securities. Issuers of non-investment grade fixed-income securities may not be able to make use of more traditional methods of financing and their ability to service debt obligations may be affected more adversely than issuers of higher-rated securities by economic downturns, specific corporate developments or the issuer's inability to meet specific projected business forecasts. Negative publicity about the junk bond market and investor perceptions regarding lower rated securities, whether or not based on fundamental analysis, may depress the prices for such securities.

 A holder's risk of loss from default is significantly greater for non-investment grade fixed-income securities than is the case for holders of other debt securities because such non-investment grade securities are gen-erally unsecured and are often subordinated to the rights of other creditors of the issuers of such

                                                                             1-Q
 securities. Investment by a Fund in defaulted securities poses additional risk of loss should nonpayment of principal and interest continue in respect of such securities. Even if such securities are held to maturity, recovery by a Fund of its initial investment and any anticipated income or apprecia-tion is uncertain.

 The secondary market for non-investment grade fixed-income securities is concentrated in relatively few market makers and is dominated by institu-tional investors, including mutual funds, insurance companies and other financial institutions. Accordingly, the secondary market for such securi-ties is not as liquid as, and is more volatile than, the secondary market for higher-rated securities. In addition, market trading volume for high yield fixed-income securities is generally lower and the secondary market for such securities could contract under adverse market or economic condi-tions, independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on the market price and a Fund's ability to dispose of particular portfolio investments. A less liquid secondary market also may make it more difficult for a Fund to obtain precise valuations of the high yield securities in its portfolio.

 Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of non-investment grade securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the conditions of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality. Investments in non-investment grade and comparable unrated obligations will be more dependent on the Investment Adviser's credit analysis than would be the case with investments in investment-grade debt obligations.

 LOAN PARTICIPATIONS


 A loan participation is an interest in a loan to a U.S. or foreign company or other borrower which is administered and sold by a financial intermedi-ary. A Fund may only invest in loans to issuers in whose obligations it may otherwise invest. Loan participation interests may take the form of a direct or co-lending relationship with the corporate borrower, an assignment of an interest in the loan by a co-lender or another participant, or a participa-tion in the seller's share of the loan. When a Fund acts as co-lender in connection with a participation interest or when it acquires certain partic-ipation interests, the Fund will have direct recourse against the borrower if the borrower fails to pay scheduled principal and interest. In cases where the Fund lacks direct recourse, it will look to the agent bank to enforce appropriate credit remedies against the borrower. In these cases, the Fund

2-Q
 may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation (such as commercial paper) of such borrower. Moreover, under the terms of the loan participation, the Fund may be regarded as a creditor of the agent bank (rather than of the underlying corporate borrower), so that the Fund may also be subject to the risk that the agent bank may become insolvent.

 PREFERRED STOCK, WARRANTS AND RIGHTS


 Preferred stocks are securities that represent an ownership interest provid-ing the holder with claims on the issuer's earnings and assets before common stock owners but after bond owners. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obli-gations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer with the terms of the preferred stock.

 Warrants and other rights are options to buy a stated number of shares of common stock at a specified price at any time during the life of the war-rant. The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

                                                                             3-Q

Appendix B
Financial Highlights

 The financial highlights tables are intended to help you understand a Fund's financial performance for the past five years (or less if the Fund has been in operation for less than five years). Certain information reflects finan-cial results for a single Fund share. The total returns in the table repre-sent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen LLP, whose report, along with a Fund's financial statements, is included in the Fund's annual report (available upon request without charge).

 ADJUSTABLE RATE GOVERNMENT FUND



                                                         INCOME (LOSS) FROM
                                                       INVESTMENT OPERATIONS/A/
                                                                  NET REALIZED
                                                                 AND UNREALIZED
                                                                  GAIN (LOSS)
                                            NET ASSET            ON INVESTMENT,
                                            VALUE AT     NET       OPTION AND
                                            BEGINNING INVESTMENT    FUTURES
                                            OF PERIOD   INCOME    TRANSACTIONS
-------------------------------------------------------------------------------
  FOR THE YEARS ENDED OCTOBER 31,
  1998 - Class A Shares                      $ 9.88     $0.53        $(0.17)
  1998 - Institutional Shares                  9.88      0.55         (0.16)
  1998 - Administration Shares                 9.88      0.53         (0.16)
  1998 - Service Shares                        9.88      0.51         (0.16)
  1997 - Class A Shares                        9.83      0.57f         0.05f
  1997 - Institutional Shares                  9.83      0.59f         0.05f
  1997 - Administration Shares                 9.83      0.57f         0.05f
  1997 - Service Shares (commenced March
   27)                                         9.84      0.33f         0.04f
  1996 - Class A Shares                        9.77      0.55f         0.08f
  1996 - Institutional Shares                  9.77      0.57f         0.08f
  1996 - Administration Shares                 9.77      0.55f         0.08f
  1995 - Class A Shares (commenced May 15)     9.79      0.27f        (0.01)f
  1995 - Institutional Shares                  9.74      0.56f         0.07f
  1995 - Administration Shares                 9.74      0.54f         0.07f
  1994 - Institutional Shares                 10.00      0.43f        (0.24)f
  1994 - Administration Shares                10.00      0.42f        (0.26)f
-------------------------------------------------------------------------------

                                                                             1-R

           DISTRIBUTIONS TO SHAREHOLDERS

                             FROM NET       NET                                    NET
                          REALIZED GAIN   INCREASE                               ASSETS
               IN EXCESS  ON INVESTMENT, (DECREASE) NET ASSET                    AT END
   FROM NET      OF NET       OPTION       IN NET    VALUE,           PORTFOLIO    OF
  INVESTMENT   INVESTMENT  AND FUTURES     ASSET     END OF    TOTAL  TURNOVER   PERIOD
    INCOME       INCOME    TRANSACTIONS    VALUE     PERIOD   RETURNB   RATEE   (IN 000S)
-----------------------------------------------------------------------------------------
  $(0.53)        $(0.02)       $--         $(0.19)    $9.69    3.71%    33.64%  $ 60,782
   (0.55)         (0.02)        --          (0.18)     9.70    4.09     33.64    441,228
   (0.53)         (0.02)        --          (0.18)     9.70    3.83     33.64      5,999
   (0.51)         (0.02)        --          (0.18)     9.70    3.57     33.64        822
   (0.57)            --         --           0.05      9.88    6.43     46.58     43,393
   (0.59)            --         --           0.05      9.88    6.70     46.58    463,511
   (0.57)            --         --           0.05      9.88    6.43     46.58      2,793
   (0.33)            --         --           0.04      9.88    3.81d    46.58        346
   (0.55)         (0.02)        --           0.06      9.83    6.60     52.36     10,728
   (0.57)         (0.02)        --           0.06      9.83    6.86     52.36    613,149
   (0.55)         (0.02)        --           0.06      9.83    6.60     52.36      3,792
   (0.27)         (0.01)        --          (0.02)     9.77    2.74d    24.12     15,203
   (0.57)         (0.03)        --           0.03      9.77    6.75     24.12    657,358
   (0.55)         (0.03)        --           0.03      9.77    6.48     24.12      3,572
   (0.45)            --         --          (0.26)     9.74    1.88     37.81    942,523
   (0.42)            --         --          (0.26)     9.74    1.63     37.81      6,960
-----------------------------------------------------------------------------------------

2-R

                                                                      APPENDIX B






                                                             RATIOS ASSUMING
                                                           NO VOLUNTARY WAIVER
                                                               OF FEES OR
                                                           EXPENSE LIMITATIONS
                                                RATIO OF              RATIO OF
                                     RATIO OF     NET                   NET
                                       NET     INVESTMENT  RATIO OF  INVESTMENT
                                     EXPENSES    INCOME    EXPENSES    INCOME
                                    TO AVERAGE TO AVERAGE TO AVERAGE TO AVERAGE
                                    NET ASSETS NET ASSETS NET ASSETS NET ASSETS
-------------------------------------------------------------------------------
  FOR THE YEARS ENDED OCTOBER 31,
  1998 - Class A Shares                0.80%      5.40%      1.02%      5.18%
  1998 - Institutional Shares          0.53       5.63       0.53       5.63
  1998 - Administration Shares         0.78       5.33       0.78       5.33
  1998 - Service Shares                1.03       5.09       1.03       5.09
  1997 - Class A Shares                0.74       5.60       1.02       5.32
  1997 - Institutional Shares          0.49       5.99       0.52       5.96
  1997 - Administration Shares         0.74       5.73       0.77       5.70
  1997 - Service Shares (commenced
   March 27)                           1.05c      5.64c      1.08c      5.61c
  1996 - Class A Shares                0.70       5.59       1.01       5.28
  1996 - Institutional Shares          0.45       5.85       0.51       5.79
  1996 - Administration Shares         0.70       5.59       0.76       5.53
  1995 - Class A Shares (commenced
   May 15)                             0.69c      5.87c      1.01c      5.55c
  1995 - Institutional Shares          0.46       5.77       0.53       5.70
  1995 - Administration Shares         0.71       5.50       0.78       5.43
  1994 - Institutional Shares          0.46       4.38       0.49       4.35
  1994 - Administration Shares         0.71       4.27       0.74       4.24
-------------------------------------------------------------------------------

                                                                             3-R

 SHORT DURATION GOVERNMENT FUND



                                                      INCOME (LOSS) FROM
                                                    INVESTMENT OPERATIONSA
                                                              NET REALIZED
                                                             AND UNREALIZED
                                      NET ASSET              GAIN (LOSS) ON
                                      VALUE AT     NET     INVESTMENT,  OPTION
                                      BEGINNING INVESTMENT     AND FUTURES
                                      OF PERIOD   INCOME      TRANSACTIONS
------------------------------------------------------------------------------
  FOR THE YEARS ENDED OCTOBER 31,
  1998-Class A Shares                  $ 9.88     $0.57          $ 0.04
  1998-Class B Shares                    9.86      0.51            0.03
  1998-Class C Shares                    9.86      0.49            0.03
  1998-Institutional Shares              9.86      0.58            0.06
  1998-Administration Shares             9.89      0.55            0.05
  1998-Service Shares                    9.86      0.55            0.04
  1997-Class A Shares (commenced May
   1)                                    9.78      0.31f           0.09f
  1997-Class B Shares (commenced May
   1)                                    9.75      0.28f           0.10f
  1997-Class C Shares (commenced May
   15)                                   9.83      0.12f           0.02f
  1997-Institutional Shares              9.83      0.64f           0.03f
  1997-Administration Shares             9.85      0.62f           0.04f
  1997-Service Shares                    9.82      0.59f           0.04f
  1996-Institutional Shares              9.82      0.63f           0.01f
  1996-Administration Sharesg            9.86      0.38f             --f
  1996-Service Shares (commenced
   April 10)                             9.72      0.31f           0.10f
  1995-Institutional Shares              9.64      0.66f           0.17f
  1995-Administration Sharesg            9.64      0.24f          (0.04)f
  1994-Institutional Shares             10.14      0.56f          (0.46)f
  1994-Administration Shares            10.14      0.53f          (0.45)f
------------------------------------------------------------------------------

4-R

                                                                      APPENDIX B




     DISTRIBUTIONS TO SHAREHOLDERS
                             FROM NET
                          REALIZED GAIN      NET
               IN EXCESS  ON INVESTMENT,  INCREASE   NET ASSET                   NET ASSETS
   FROM NET      OF NET       OPTION     (DECREASE)   VALUE,           PORTFOLIO AT END OF
  INVESTMENT   INVESTMENT  AND FUTURES     IN NET     END OF    TOTAL  TURNOVER    PERIOD
    INCOME       INCOME    TRANSACTIONS  ASSET VALUE  PERIOD   RETURNB   RATEE   (IN 000S)
-------------------------------------------------------------------------------------------
    $(0.58)       $--         $   --       $ 0.03      $9.91    6.36%   119.89%   $ 56,725
     (0.52)        --             --         0.02       9.88    5.62    119.89       5,025
     (0.50)        --             --         0.02       9.88    5.46    119.89       4,527
     (0.60)        --             --         0.04       9.90    6.75    119.89     145,514
     (0.58)        --             --         0.02       9.91    6.27    119.89       7,357
     (0.56)        --             --         0.03       9.89    6.12    119.89       6,232
     (0.30)        --             --         0.10       9.88    4.14d   102.58       9,491
     (0.27)        --             --         0.11       9.86    3.94d   102.58         747
     (0.11)        --             --         0.03       9.86    1.44d   102.58         190
     (0.64)        --             --         0.03       9.86    7.07    102.58     103,729
     (0.62)        --             --         0.04       9.89    6.91    102.58       1,060
     (0.59)        --             --         0.04       9.86    6.63    102.58       3,337
     (0.63)        --             --         0.01       9.83    6.75    115.45      99,944
     (0.39)        --             --        (0.01)      9.85    4.00d   115.45         252
     (0.31)        --             --         0.10       9.82    4.35d   115.45       1,822
     (0.65)        --             --         0.18       9.82    8.97    292.56     103,760
     (0.21)        --             --        (0.01)      9.63    2.10d   292.56          --
     (0.56)        --          (0.04)       (0.50)      9.64    0.99    289.79     193,095
     (0.54)        --          (0.04)       (0.50)      9.64    0.73    289.79         730
-------------------------------------------------------------------------------------------

                                                                             5-R

                                             RATIOS ASSUMING NO
                                             VOLUNTARY WAIVER OF
                                                    FEES
                                           OR EXPENSE LIMITATIONS
                                           RATIO OF NET            RATIO OF NET
                              RATIO OF NET  INVESTMENT   RATIO OF   INVESTMENT
                                EXPENSES      INCOME     EXPENSES     INCOME
                               TO AVERAGE   TO AVERAGE  TO AVERAGE  TO AVERAGE
                               NET ASSETS   NET ASSETS  NET ASSETS  NET ASSETS
-------------------------------------------------------------------------------
  FOR THE YEARS ENDED
   OCTOBER 31,
  1998-Class A Shares             0.81%        5.68%       1.32%       5.17%
  1998-Class B Shares             1.41         5.12        1.87        4.66
  1998-Class C Shares             1.56         4.64        1.87        4.33
  1998-Institutional Shares       0.53         6.06        0.84        5.75
  1998-Administration Shares      0.78         5.76        1.09        5.45
  1998-Service Shares             1.03         5.56        1.34        5.25
  1997-Class A Shares
   (commenced May 1)              0.70c        6.05c       1.32c       5.43c
  1997-Class B Shares
   (commenced May 1)              1.30c        5.52c       1.82c       5.00c
  1997-Class C Shares
   (commenced May 15)             1.45c        5.52c       1.82c       5.15c
  1997-Institutional Shares       0.45         6.43        0.82        6.06
  1997-Administration Shares      0.70         6.19        1.07        5.82
  1997-Service Shares             0.95         5.92        1.32        5.55
  1996-Institutional Shares       0.45         6.44        0.71        6.18
  1996-Administration
   Sharesg                        0.70c        5.97c       0.96c       5.71c
  1996-Service Shares
   (commenced April 10)           0.95c        6.05c       1.21c       5.79c
  1995-Institutional Shares       0.45         6.87        0.72        6.60
  1995-Administration
   Sharesg                        0.70c        7.91c       0.90c       7.71c
  1994-Institutional Shares       0.45         5.69        0.59        5.55
  1994-Administration Shares      0.70         5.38        0.84        5.24
-------------------------------------------------------------------------------

6-R

                      [This page intentionally left blank]

                                                                             7-R

 SHORT DURATION TAX-FREE FUND



                                                        INCOME (LOSS) FROM
                                                      INVESTMENT OPERATIONSA
                                                                 NET REALIZED
                                                                AND UNREALIZED
                                                                 GAIN (LOSS)
                                           NET ASSET            ON INVESTMENT,
                                            VALUE,      NET       OPTION AND
                                           BEGINNING INVESTMENT    FUTURES
                                           OF PERIOD  INCOMEE   TRANSACTIONSE
------------------------------------------------------------------------------
  FOR THE YEARS ENDED OCTOBER 31,
  1998 - Class A Shares                     $10.08     $0.36        $0.13
  1998 - Class B Shares                      10.08      0.30         0.12
  1998 - Class C Shares                      10.07      0.28         0.14
  1998 - Institutional Shares                10.07      0.39         0.13
  1998 - Administration Shares               10.07      0.36         0.13
  1998 - Service Shares                      10.07      0.34         0.13
  1997 - Class A Shares (commenced May 1)     9.94      0.20         0.14
  1997 - Class B Shares (commenced May 1)     9.94      0.16         0.14
  1997 - Class C Shares (commenced August
   15)                                       10.04      0.07         0.03
  1997 - Institutional Shares                 9.96      0.42         0.11
  1997 - Administration Shares                9.96      0.39         0.11
  1997 - Service Shares                       9.97      0.37         0.10
  1996 - Institutional Shares                 9.94      0.42         0.02
  1996 - Administration Shares                9.94      0.39         0.02
  1996 - Service Shares                       9.95      0.37         0.02
  1995 - Institutional Shares                 9.79      0.42         0.15
  1995 - Administration Shares                9.79      0.40         0.15
  1995 - Service Shares                       9.79      0.37         0.16
  1994 - Institutional Shares                10.23      0.38        (0.36)
  1994 - Administration Shares               10.23      0.35        (0.36)
  1994 - Service Shares (commenced
   September 20)                              9.86      0.05        (0.07)
------------------------------------------------------------------------------

8-R

                                                                      APPENDIX B







     DISTRIBUTIONS TO SHAREHOLDERS
                             FROM NET
                          REALIZED GAIN      NET                                         NET
               IN EXCESS  ON INVESTMENT,  INCREASE                                     ASSETS
   FROM NET      OF NET       OPTION     (DECREASE)    NET ASSET            PORTFOLIO AT END OF
  INVESTMENT   INVESTMENT  AND FUTURES     IN NET       VALUE,     TOTAL    TURNOVER   PERIOD
    INCOME       INCOME    TRANSACTIONS  ASSET VALUE END OF PERIOD RETURNB    RATE    (IN 000S)
-----------------------------------------------------------------------------------------------
    $(0.38)        --         $   --        $0.11       $10.19       4.97%   140.72%   $19,881
     (0.32)        --             --         0.10        10.18       4.25    140.72        974
     (0.31)        --             --         0.11        10.18       4.19    140.72      2,256
     (0.41)        --             --         0.11        10.18       5.25    140.72     57,647
     (0.38)        --             --         0.11        10.18       4.99    140.72        525
     (0.36)        --             --         0.11        10.18       4.73    140.72      2,560
     (0.20)        --             --         0.14        10.08       3.39d   194.75      4,023
     (0.16)        --             --         0.14        10.08       3.07d   194.75        106
     (0.07)        --             --         0.03        10.07       0.97d   194.75          2
     (0.42)        --             --         0.11        10.07       5.40    194.75     28,821
     (0.39)        --             --         0.11        10.07       5.14    194.75         77
     (0.37)        --             --         0.10        10.07       4.77    194.75      2,051
     (0.42)        --             --         0.02         9.96       4.50    231.65     34,814
     (0.39)        --             --         0.02         9.96       4.24    231.65         48
     (0.37)        --             --         0.02         9.97       3.98    231.65        695
     (0.42)        --             --         0.15         9.94       5.98    259.52     58,389
     (0.40)        --             --         0.15         9.94       5.76    259.52         46
     (0.37)        --             --         0.16         9.95       5.59    259.52        454
     (0.38)        --          (0.08)       (0.44)        9.79       0.17    354.00     83,704
     (0.35)        --          (0.08)       (0.44)        9.79      (0.11)   354.00      3,866
     (0.05)        --             --        (0.07)        9.79      (0.32)d  354.00        440
-----------------------------------------------------------------------------------------------

                                                                             9-R

                                                             RATIOS ASSUMING
                                                           NO VOLUNTARY WAIVER
                                                               OF FEES OR
                                                           EXPENSE LIMITATIONS
                                                RATIO OF              RATIO OF
                                     RATIO OF     NET                   NET
                                       NET     INVESTMENT  RATIO OF  INVESTMENT
                                     EXPENSES    INCOME    EXPENSES    INCOME
                                    TO AVERAGE TO AVERAGE TO AVERAGE TO AVERAGE
                                    NET ASSETS NET ASSETS NET ASSETS NET ASSETS
-------------------------------------------------------------------------------
  FOR THE YEARS ENDED OCTOBER 31,
  1998 - Class A Shares                0.71%      3.54%      1.74%      2.51%
  1998 - Class B Shares                1.31       3.06       2.27       2.10
  1998 - Class C Shares                1.46       2.82       2.27       2.01
  1998 - Institutional Shares          0.45       3.92       1.26       3.11
  1998 - Administration Shares         0.70       3.58       1.51       2.77
  1998 - Service Shares                0.95       3.44       1.76       2.63
  1997 - Class A Shares (commenced
   May 1)                              0.70c      3.81c      1.73c      2.78c
  1997 - Class B Shares (commenced
   May 1)                              1.30c      3.31c      2.23c      2.38c
  1997 - Class C Shares (commenced
   August 15)                          1.45c      2.60c      2.23c      1.82c
  1997 - Institutional Shares          0.45       4.18       1.23       3.40
  1997 - Administration Shares         0.70       3.91       1.48       3.13
  1997 - Service Shares                0.95       3.66       1.73       2.88
  1996 - Institutional Shares          0.45       4.21       1.01       3.65
  1996 - Administration Shares         0.70       3.96       1.26       3.40
  1996 - Service Shares                0.95       3.74       1.51       3.18
  1995 - Institutional Shares          0.45       4.31       0.77       3.99
  1995 - Administration Shares         0.70       4.14       1.02       3.82
  1995 - Service Shares                0.95       3.87       1.27       3.55
  1994 - Institutional Shares          0.45       3.74       0.61       3.58
  1994 - Administration Shares         0.70       3.51       0.86       3.35
  1994 - Service Shares (commenced
   September 20)                       0.95c      4.30c      1.11c      4.14c
-------------------------------------------------------------------------------

10-R

                      [This page intentionally left blank]

                                                                            11-R

 GOVERNMENT INCOME FUND



                                                     INCOME (LOSS) FROM
                                                   INVESTMENT OPERATIONSN
                                                              NET REALIZED
                                                             AND UNREALIZED
                                                             GAIN (LOSS) ON
                                        NET ASSET             INVESTMENT,
                                        VALUE AT     NET       OPTION AND
                                        BEGINNING INVESTMENT    FUTURES
                                        OF PERIOD   INCOME    TRANSACTIONS
-------------------------------------------------------------------------------
  FOR THE YEARS ENDED OCTOBER 31,
  1998 - Class A Shares                  $14.59     $0.81        $0.45
  1998 - Class B Shares                   14.61      0.72         0.42
  1998 - Class C Shares                   14.60      0.74         0.40
  1998 - Institutional Shares             14.59      0.87         0.42
  1998 - Service Shares                   14.59      0.80         0.40
  1997 - Class A Shares                   14.36      0.91         0.29
  1997 - Class B Shares                   14.37      0.80         0.30
  1997 - Class C Shares (commenced
   August 15)                             14.38      0.17         0.22
  1997 - Institutional Shares
   (commenced August 15)                  14.37      0.20         0.22
  1997 - Service Shares (commenced
   August 15)                             14.37      0.20         0.21
  1996 - Class A shares                   14.47      0.92        (0.11)
  1996 - Class B shares (commenced May
   1)                                      4.11      0.41         0.26
  1995 - Class A shares                   13.47      0.94         1.00
  1994 - Class A shares                   14.90      0.85        (1.28)
-------------------------------------------------------------------------------

12-R

                                                                      APPENDIX B






            DISTRIBUTIONS TO SHAREHOLDERS
                                         IN EXCESS OF
                             FROM NET    NET REALIZED
                          REALIZED  GAIN   GAIN ON        NET
               IN EXCESS  ON INVESTMENT, INVESTMENT,   INCREASE   NET ASSET
   FROM NET      OF NET     OPTION AND    OPTION AND  (DECREASE)    VALUE           PORTFOLIO
  INVESTMENT   INVESTMENT    FUTURES       FUTURES      IN NET     AT END    TOTAL  TURNOVER
    INCOME       INCOME    TRANSACTIONS  TRANSACTIONS ASSET VALUE OF PERIOD RETURNK   RATEE
---------------------------------------------------------------------------------------------
    $(0.81)     $(0.07)       $(0.06)       $  --        $0.32     $14.91     8.98%  315.43%
     (0.72)      (0.05)        (0.06)          --         0.31      14.92     8.09   315.43
     (0.74)      (0.03)        (0.06)          --         0.31      14.91     8.09   315.43
     (0.87)      (0.05)        (0.06)          --         0.31      14.90     9.19   315.43
     (0.80)      (0.05)        (0.06)          --         0.29      14.88     8.53   315.43
     (0.90)          --        (0.07)          --         0.23      14.59     8.72   395.75
     (0.79)          --        (0.07)          --         0.24      14.61     7.96   395.75
     (0.17)          --           --           --         0.22      14.60     2.72d  395.75
     (0.20)          --           --           --         0.22      14.59     2.94d  395.75
     (0.19)          --           --           --         0.22      14.59     2.85d  395.75
     (0.92)          --           --           --        (0.11)     14.36     5.80   485.09
     (0.41)          --           --           --         0.26      14.37     4.85d  485.09
     (0.94)          --           --           --         1.00      14.47    14.90   449.53
     (0.85)       (0.02)       (0.12)       (0.01)       (1.43)     13.47    (2.98)  654.90
---------------------------------------------------------------------------------------------

                                                                            13-R

                                                                RATIOS ASSUMING NO
                                                             VOLUNTARY WAIVER OF FEES
                                                              OR EXPENSE LIMITATIONS
                                                   RATIO OF
                                                     NET                      RATIO OF NET
                          NET ASSETS   RATIO OF   INVESTMENT   RATIO OF        INVESTMENT
                          AT END OF  NET EXPENSES   INCOME     EXPENSES          INCOME
                            PERIOD    TO AVERAGE  TO AVERAGE  TO AVERAGE       TO AVERAGE
                          (IN 000S)   NET ASSETS  NET ASSETS  NET ASSETS       NET ASSETS
----------------------------------------------------------------------------------------------
  FOR THE YEARS ENDED
   OCTOBER 31,
  1998 - Class A Shares    $101,015      0.76%       5.53%              1.53%            4.76%
  1998 - Class B Shares      16,125      1.51        4.76               2.05             4.22
  1998 - Class C Shares       9,639      1.51        4.59               2.05             4.05
  1998 - Institutional
   Shares                     2,642      0.51        5.82               1.05             5.28
  1998 - Service Shares           2      1.01        5.48               1.55             4.94
  1997 - Class A Shares      68,859      0.50        6.38               1.82             5.06
  1997 - Class B Shares       8,041      1.25        5.59               2.32             4.52
  1997 - Class C Shares
   (commenced August 15)      1,196      1.25c       5.45c              2.32c            4.38c
  1997 - Institutional
   Shares (commenced
   August 15)                 1,894      0.25c       7.03c              1.32c            5.96c
  1997 - Service Shares
   (commenced August 15)          2      0.75c       6.49c              1.82c            5.42c
  1996 - Class A shares      30,603      0.50        6.42               1.89             5.03
  1996 - Class B shares
   (commenced May 1)            234      1.25c       5.65c              2.39c            4.51c
  1995 - Class A shares      29,503      0.47        6.67               2.34             4.80
  1994 - Class A shares      14,452      0.11        6.06               2.86             3.31
----------------------------------------------------------------------------------------------

14-R

                      [This page intentionally left blank]

                                                                            15-R

 MUNICIPAL INCOME FUND



                                                     INCOME (LOSS) FROM
                                                   INVESTMENT OPERATIONS/N/
                                                              NET REALIZED
                                                             AND UNREALIZED
                                                             GAIN (LOSS) ON
                                        NET ASSET             INVESTMENT,
                                        VALUE AT     NET       OPTION AND
                                        BEGINNING INVESTMENT    FUTURES
                                        OF PERIOD   INCOME    TRANSACTIONS
-------------------------------------------------------------------------------
  FOR THE YEARS ENDED OCTOBER 31,
  1998 - Class A Shares                  $14.99     $0.65        $0.50
  1998 - Class B Shares                   15.00      0.53         0.49
  1998 - Class C Shares                   14.99      0.53         0.50
  1998 - Institutional Shares             15.00      0.68         0.50
  1998 - Service Shares                   14.99      0.64         0.49
  1997 - Class A Shares                   14.37      0.67         0.62
  1997 - Class B Shares                   14.37      0.56         0.63
  1997 - Class C Shares (commenced
   August 15)                             14.85      0.12         0.14
  1997 - Institutional Shares
   (commenced August 15)                  14.84      0.15         0.16
  1997 - Service Shares (commenced
   August 15)                             14.84      0.14         0.15
  1996 - Class A shares                   14.17      0.65         0.20
  1996 - Class B shares (commenced May
   1)                                     14.03      0.27         0.34
  1995 - Class A shares                   13.08      0.67         1.09
  1994 - Class A shares                   14.64      0.73        (1.51)
-------------------------------------------------------------------------------

16-R

                                                                      APPENDIX B





    DISTRIBUTIONS TO SHAREHOLDERS
                            FROM NET
                            REALIZED      NET                                    NET
                            GAIN ON     INCREASE                               ASSETS
               IN EXCESS  INVESTMENT,  (DECREASE) NET ASSET                    AT END
   FROM NET      OF NET    OPTION AND    IN NET    VALUE,           PORTFOLIO    OF
  INVESTMENT   INVESTMENT   FUTURES      ASSET     END OF    TOTAL  TURNOVER   PERIOD
    INCOME       INCOME   TRANSACTIONS   VALUE     PERIOD   RETURNB   RATE    (IN 000S)
---------------------------------------------------------------------------------------
    $(0.64)       $--       $(0.03)      $0.48     $15.47     7.79%   56.51%   $91,158
     (0.52)        --        (0.03)       0.47      15.47     6.91    56.51     6,722.
     (0.52)        --        (0.03)       0.48      15.47     6.98    56.51      2,862
     (0.68)        --        (0.03)       0.47      15.47     8.00    56.51      6,154
     (0.61)        --        (0.03)       0.49      15.48     7.68    56.51          2
     (0.67)        --            --       0.62      14.99     9.23   153.12     64,553
     (0.56)        --            --       0.63      15.00     8.48   153.12      1,750
     (0.12)        --            --       0.14      14.99     1.75d  153.12        130
     (0.15)        --            --       0.16      15.00     2.10d  153.12        351
     (0.14)        --            --       0.15      14.99     1.93d  153.12          2
     (0.65)        --            --       0.20      14.37     6.13   344.13     52,267
     (0.27)        --            --       0.34      14.37     4.40d  344.13        255
     (0.67)        --            --       1.09      14.17    13.79   335.55     53,797
     (0.73)        --         (0.05)     (1.56)     13.08    (5.51)  357.54     47,373
---------------------------------------------------------------------------------------

                                                                            17-R

                                                     RATIOS ASSUMING NO
                                                  VOLUNTARY WAIVER OF FEES
                                                   OR EXPENSE LIMITATIONS
                                        RATIO OF
                                          NET                      RATIO OF NET
                            RATIO OF   INVESTMENT   RATIO OF        INVESTMENT
                          NET EXPENSES   INCOME     EXPENSES          INCOME
                           TO AVERAGE  TO AVERAGE  TO AVERAGE       TO AVERAGE
                           NET ASSETS  NET ASSETS  NET ASSETS       NET ASSETS
-----------------------------------------------------------------------------------
  FOR THE YEARS ENDED
   OCTOBER 31,
  1998 - Class A Shares       0.87%       4.25%              1.64%            3.48%
  1998 - Class B Shares       1.62        3.44               2.16             2.90
  1998 - Class C Shares       1.62        3.38               2.16             2.84
  1998 - Institutional
   Shares                     0.58        4.41               1.12             3.87
  1998 - Service Shares       1.08        4.21               1.62             3.67
  1997 - Class A Shares       0.85        4.60               1.62             3.83
  1997 - Class B Shares       1.60        3.74               2.12             3.22
  1997 - Class C Shares
   (commenced August 15)      1.60c       3.24c              2.12c            2.72c
  1997 - Institutional
   Shares (commenced
   August 15)                 0.60c       4.41c              1.12c            3.89c
  1997 - Service Shares
   (commenced August 15)      1.10c       4.24c              1.62c            3.72c
  1996 - Class A shares       0.85        4.58               1.55             3.88
  1996 - Class B shares
   (commenced May 1)          1.60c       3.55c              2.05c            3.10c
  1995 - Class A shares       0.76        4.93               1.49             4.20
  1994 - Class A shares       0.45        5.28               1.55             4.18
-----------------------------------------------------------------------------------

18-R

                      [This page intentionally left blank]

                                                                            19-R

 CORE FIXED INCOME FUND


                                                       INCOME (LOSS) FROM
                                                     INVESTMENT OPERATIONS/A/
                                                                NET REALIZED
                                                               AND UNREALIZED
                                                               GAIN (LOSS) ON
                                                                INVESTMENT,
                                                                  OPTION,
                                         NET ASSET              FUTURES AND-
                                         VALUE AT     NET     FOREIGN CURRENCY
                                         BEGINNING INVESTMENT     RELATED
                                         OF PERIOD   INCOME     TRANSACTIONS
------------------------------------------------------------------------------
  FOR THE YEARS ENDED OCTOBER 31,
  1998-Class A Shares                     $10.06     $0.59         $0.27
  1998-Class B Shares                      10.09      0.52          0.27
  1998-Class C Shares                      10.09      0.90          0.27
  1998-Institutional Shares                10.08      1.08          0.29
  1998-Administration Shares               10.07      0.57          0.29
  1998-Service Shares                      10.09      0.99          0.27
  1997-Class A Shares (commenced May 1)     9.70      0.30          0.36
  1997-Class B Shares (commenced May 1)     9.72      0.27          0.37
  1997-Class C Shares (commenced August
   15)                                      9.93      0.11          0.16
  1997-Institutional Shares                 9.85      0.64          0.23
  1997-Administration Shares                9.84      0.62          0.23
  1997-Service Shares                       9.86      0.59          0.23
  1996-Institutional Shares                10.00      0.64         (0.07)
  1996-Administrative Shares
     (commenced February 28)                9.91      0.41         (0.07)
  1996-Service Shares (commenced March
   13)                                      9.77      0.38          0.09
  1995-Institutional Shares                 9.24      0.64          0.76
  FOR THE PERIOD ENDED OCTOBER 31,
  1994-Institutional Shares (commenced
   January 5)                              10.00      0.46         (0.76)
------------------------------------------------------------------------------

20-R

    DISTRIBUTIONS TO SHAREHOLDERS
                            FROM NET
                            REALIZED      NET                                     NET
                            GAIN ON     INCREASE                                ASSETS
               IN EXCESS  INVESTMENT,  (DECREASE) NET ASSET                     AT END
   FROM NET      OF NET    OPTION AND    IN NET    VALUE,            PORTFOLIO    OF
  INVESTMENT   INVESTMENT   FUTURES      ASSET     END OF    TOTAL   TURNOVER   PERIOD
    INCOME       INCOME   TRANSACTIONS   VALUE     PERIOD   RETURNB    RATEE   (IN 000S)
----------------------------------------------------------------------------------------
    $(0.59)      $(0.02)     $(0.06)     $0.19     $10.25     8.76%   271.50%   $56,267
     (0.52)       (0.02)      (0.06)      0.19      10.28     7.94    271.50      7,209
     (0.90)       (0.02)      (0.06)      0.19      10.28     7.94    271.50      5,587
     (1.08)       (0.03)      (0.06)      0.20      10.28     9.15    271.50    195,730
     (0.57)       (0.03)      (0.06)      0.20      10.27     8.88    271.50     12,743
     (0.99)       (0.02)      (0.06)      0.19      10.28     8.50    271.50      5,263
     (0.30)          --          --       0.36      10.06     6.94d   361.27      9,336
     (0.27)          --          --       0.37      10.09     6.63d   361.27        621
     (0.11)          --          --       0.16      10.09     2.74d   361.27        272
     (0.64)          --          --       0.23      10.08     9.19    361.27     79,230
     (0.62)          --          --       0.23      10.07     8.92    361.27      6,176
     (0.59)          --          --       0.23      10.09     8.65    361.27      1,868
     (0.64)          --       (0.08)     (0.15)      9.85     5.98    414.20     72,061
     (0.41)          --          --      (0.07)      9.84     3.56d   414.20        702
     (0.38)          --          --       0.09       9.86     4.90d   414.20        381
     (0.64)          --          --       0.76      10.00    15.72    382.26     55,502
     (0.46)          --          --      (0.76)      9.24    (3.00)d  285.25     24,508
----------------------------------------------------------------------------------------

                                                                            21-R

                                                                      APPENDIX B

                                                           RATIOS ASSUMING NO
                                                           VOLUNTARY WAIVER OF
                                                                  FEES
                                                               OR EXPENSE
                                                               LIMITATIONS
                                                RATIO OF              RATIO OF
                                     RATIO OF     NET                   NET
                                       NET     INVESTMENT  RATIO OF  INVESTMENT
                                     EXPENSES    INCOME    EXPENSES    INCOME
                                    TO AVERAGE TO AVERAGE TO AVERAGE TO AVERAGE
                                    NET ASSETS NET ASSETS NET ASSETS NET ASSETS
-------------------------------------------------------------------------------
  FOR THE YEARS ENDED OCTOBER 31,
  1998-Class A Shares                  0.74%      5.58%      1.21%      5.11%
  1998-Class B Shares                  1.49       4.82       1.75       4.56
  1998-Class C Shares                  1.49       4.81       1.75       4.55
  1998-Institutional Shares            0.46       5.95       0.72       5.69
  1998-Administration Shares           0.71       5.70       0.97       5.44
  1998-Service Shares                  0.96       5.44       1.22       5.18
  1997-Class A Shares (commenced
   May 1)                              0.70c      6.13c      1.33c      5.50c
  1997-Class B Shares (commenced
   May 1)                              1.45c      5.28c      1.83c      4.90c
  1997-Class C Shares (commenced
   August 15)                          1.45c      4.84c      1.83c      4.46c
  1997-Institutional Shares            0.45       6.53       0.83       6.15
  1997-Administration Shares           0.70       6.27       1.08       5.89
  1997-Service Shares                  0.95       6.00       1.33       5.62
  1996-Institutional Shares            0.45       6.51       0.83       6.13
  1996-Administrative Shares
     (commenced February 28)           0.70c      6.41c      1.08c      6.03c
  1996-Service Shares (commenced
   March 13)                           0.95c      6.37c      1.33c      5.99c
  1995-Institutional Shares            0.45       6.56       0.96       6.05
  FOR THE PERIOD ENDED OCTOBER 31,
  1994-Institutional Shares
   (commenced January 5)               0.45c      6.48c      1.46c      5.47c
-------------------------------------------------------------------------------

22-R

                      [This page intentionally left blank]

                                                                            23-R

 GLOBAL INCOME FUND



                                                       INCOME (LOSS) FROM
                                                     INVESTMENT OPERATIONS/A/
                                                               NET REALIZED
                                                              AND UNREALIZED
                                                              GAIN (LOSS) ON
                                                                INVESTMENT,
                                                              OPTION, FUTURES
                                         NET ASSET              AND FOREIGN
                                          VALUE,      NET        CURRENCY
                                         BEGINNING INVESTMENT     RELATED
                                         OF PERIOD   INCOME    TRANSACTIONS
-----------------------------------------------------------------------------
FOR THE YEARS ENDED OCTOBER 31,
1998 - Class A Shares                     $15.10     $0.72f       $0.90f
1998 - Class B Shares                      15.08      0.63f        0.92f
1998 - Class C Shares                      15.06      0.63f        0.91f
1998 - Institutional Shares                15.09      0.82f        0.90f
1998 - Service Shares                      15.09      0.74f        0.91f
1997 - Class A shares                      14.53       0.59         0.77
1997 - Class B shares                      14.53       0.72         0.56
1997 - Class C shares (commenced August
 15)                                       14.80       0.16         0.29
1997 - Institutional Shares                14.52       0.88         0.56
1997 - Service Shares (commenced March
 12)                                       14.69       0.53         0.39
1996 - Class A shares                      14.45       0.71         0.80
1996 - Class B shares (commenced May 1)    14.03       0.34         0.52
1996 - Institutional shares                14.45       1.15         0.42
1995 - Class A shares                      13.43       0.89         1.07
1995 - Institutional shares
   (commenced August 1)                    14.09       0.22         0.40
1994 - Class A shares                      15.07       0.84        (1.49)
-----------------------------------------------------------------------------

24-R

                                                                      APPENDIX B





   DISTRIBUTIONS TO SHAREHOLDERS
                           FROM
                       NET REALIZED
                         GAIN ON                 NET
            IN EXCESS  INVESTMENT,            INCREASE   NET ASSET                   NET ASSETS
 FROM NET     OF NET    OPTION AND   FROM    (DECREASE)   VALUE,           PORTFOLIO AT END OF
INVESTMENT  INVESTMENT   FUTURES    PAID IN    IN NET     END OF    TOTAL  TURNOVER    PERIOD
  INCOME      INCOME   TRANSACTIONS CAPITAL  ASSET VALUE  PERIOD   RETURNB   RATE    (IN 000S)
-----------------------------------------------------------------------------------------------
  $(1.01)      $--        $(0.06)   $   --      $0.55     $15.65    11.21%  229.91%   $217,362
   (0.94)       --         (0.06)       --       0.55      15.63    10.66   229.91       8,135
   (0.94)       --         (0.06)       --       0.54      15.60    10.65   229.91       4,090
   (1.11)       --         (0.06)       --       0.55      15.64    11.95   229.91     178,532
   (1.04)       --         (0.06)       --       0.55      15.64    11.43   229.91       1,058
   (0.79)       --            --        --       0.57      15.10     9.66   383.72     167,096
   (0.73)       --            --        --       0.55      15.08     9.04   383.72       3,465
   (0.19)       --            --        --       0.26      15.06     3.03d  383.72         496
   (0.87)       --            --        --       0.57      15.09    10.26   383.72      60,929
   (0.52)       --            --        --       0.40      15.09     6.42d  383.72         151
   (1.43)       --            --        --       0.08      14.53    11.05   232.15     198,665
   (0.36)       --            --        --       0.50      14.53     6.24d  232.15         256
   (1.50)       --            --        --       0.07      14.52    11.55   232.15      54,254
   (0.94)       --            --        --       1.02      14.45    15.08   265.86     245,835
   (0.26)       --            --        --       0.36      14.45     4.42d  265.86      31,619
   (0.22)       --         (0.16)    (0.61)     (1.64)     13.43    (4.49)  343.74     396,584
-----------------------------------------------------------------------------------------------

                                                                            25-R

                                                       RATIOS ASSUMING NO
                                                    VOLUNTARY WAIVER OF FEES
                                                     OR EXPENSE LIMITATIONS
                                       RATIO OF NET                  RATIO OF NET
                            RATIO OF    INVESTMENT   RATIO OF         INVESTMENT
                          NET EXPENSES    INCOME     EXPENSES           INCOME
                           TO AVERAGE   TO AVERAGE  TO AVERAGE        TO AVERAGE
                           NET ASSETS   NET ASSETS  NET ASSETS        NET ASSETS
--------------------------------------------------------------------------------------
  FOR THE YEARS ENDED
   OCTOBER 31,
  1998 - Class A Shares       1.31%        4.71%               1.75%             4.27%
  1998 - Class B Shares       1.83         4.19                2.24              3.78
  1998 - Class C Shares       1.83         4.20                2.24              3.79
  1998 - Institutional
   Shares                     0.66         5.40                1.07              4.99
  1998 - Service Shares       1.16         4.92                1.57              4.51
  1997 - Class A shares       1.17         5.19                1.60              4.76
  1997 - Class B shares       1.71         4.76                2.10              4.37
  1997 - Class C shares
   (commenced August 15)      1.71c        4.98c               2.10c             4.59c
  1997 - Institutional
   Shares                     0.65         5.72                1.04              5.33
  1997 - Service Shares
   (commenced March 12)       1.15c        5.33c               1.54c             4.94c
  1996 - Class A shares       1.16         5.81                1.64              5.33
  1996 - Class B shares
   (commenced May 1)          1.70c        5.16c               2.14c             4.72c
  1996 - Institutional
   shares                     0.65         6.35                1.11              5.89
  1995 - Class A shares       1.29         6.23                1.58              5.94
  1995 - Institutional
     shares
     (commenced August
     1)                       0.65c        6.01c               1.08c             5.58c
  1994 - Class A shares       1.28         5.73                1.53              5.48
--------------------------------------------------------------------------------------

26-R

                      [This page intentionally left blank]

                                                                            27-R

 HIGH YIELD FUND


                                               INCOME (LOSS) FROM INVESTMENT
                                                        OPERATIONS/A/
                                                             NET REALIZED
                                                            AND UNREALIZED
                                    NET ASSET               GAIN (LOSS) ON
                                     VALUE,      NET        INVESTMENT AND
                                    BEGINNING INVESTMENT   FOREIGN CURRENCY
                                    OF PERIOD   INCOME   RELATED TRANSACTIONS
-----------------------------------------------------------------------------
  FOR THE YEAR ENDED OCTOBER 31,
  1998 - Class A Shares              $ 9.97     $0.82           $(0.85)
  1998 - Class B Shares                9.97      0.75            (0.86)
  1998 - Class C Shares                9.97      0.75            (0.86)
  1998 - Institutional Shares          9.97      0.84            (0.83)
  1998 - Service Shares                9.97      0.80            (0.84)
  FOR THE PERIOD ENDED OCTOBER 31,
  1997 - Class A Shares (commenced
   August 1)                          10.00      0.17            (0.02)
  1997 - Class B Shares (commenced
   August 1)                          10.00      0.15            (0.02)
  1997 - Class C Shares (commenced
   August 15)                          9.97      0.14             0.01
  1997 - Institutional Shares
      (commenced August 1)            10.00      0.18            (0.02)
  1997 - Service Shares (commenced
   August 1)                          10.00      0.17            (0.02)
-----------------------------------------------------------------------------

28-R

                                                                      APPENDIX B





    DISTRIBUTIONS TO SHAREHOLDERS
                              FROM
     FROM      IN EXCESS  NET REALIZED NET INCREASE                               NET ASSETS
     NET         OF NET     GAIN ON     (DECREASE)  NET ASSET           PORTFOLIO AT END OF
  INVESTMENT   INVESTMENT  INVESTMENT     IN NET    VALUE, END  TOTAL   TURNOVER    PERIOD
    INCOME       INCOME   TRANSACTIONS ASSET VALUE  OF PERIOD  RETURNB    RATE    (IN 000S)
--------------------------------------------------------------------------------------------
    $(0.78)      $   --       $--         $(0.81)     $9.16     (0.70)%  113.44%   $401,626
     (0.70)          --        --          (0.81)      9.16     (1.43)   113.44      29,256
     (0.70)          --        --          (0.81)      9.16     (1.43)   113.44       8,532
     (0.81)          --        --          (0.80)      9.17     (0.32)   113.44      97,547
     (0.76)          --        --          (0.80)      9.17     (0.79)   113.44         447
     (0.17)       (0.01)       --          (0.03)      9.97      1.50d    44.80d    325,911
     (0.15)       (0.01)       --          (0.03)      9.97      1.31d    44.80d     10,308
     (0.14)       (0.01)       --             --       9.97      1.46d    44.80d      1,791
     (0.18)       (0.01)       --          (0.03)      9.97      1.58d    44.80d          2
     (0.17)       (0.01)       --          (0.03)      9.97      1.46d    44.80d          2
--------------------------------------------------------------------------------------------

                                                                            29-R

                                                            RATIOS ASSUMING
                                                      NO VOLUNTARY WAIVER OF FEES
                                                         OR EXPENSE LIMITATIONS

                                          RATIO OF                          RATIO OF
                            RATIO OF   NET INVESTMENT   RATIO OF         NET INVESTMENT
                          NET EXPENSES     INCOME     EXPENSES TO            INCOME
                           TO AVERAGE    TO AVERAGE     AVERAGE            TO AVERAGE
                           NET ASSETS    NET ASSETS    NET ASSETS          NET ASSETS
--------------------------------------------------------------------------------------------
  FOR THE YEAR ENDED
   OCTOBER 31,
  1998 - Class A Shares       1.09%         8.25%                 1.36%                7.98%
  1998 - Class B Shares       1.84          7.61                  1.88                 7.57
  1998 - Class C Shares       1.84          7.61                  1.88                 7.57
  1998 - Institutional
   Shares                     0.84          9.47                  0.88                 9.43
  1998 - Service Shares       1.34          9.17                  1.38                 9.13
  FOR THE PERIOD ENDED
   OCTOBER 31,
  1997 - Class A Shares
   (commenced August 1)       0.95c         7.06c                 1.57c                6.44c
  1997 - Class B Shares
   (commenced August 1)       1.70c         6.28c                 2.07c                5.91c
  1997 - Class C Shares
   (commenced August 15)      1.70c         6.17c                 2.07c                5.80c
  1997 - Institutional
      Shares
      (commenced August
      1)                      0.70c         7.16c                 1.07c                6.79c
  1997 - Service Shares
   (commenced August 1)       1.20c         6.69c                 1.57c                6.32c
--------------------------------------------------------------------------------------------

30-R

                                                                      APPENDIX B





a Includes the balancing effect of calculating per share amounts.
b Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of period and no sales charge. Total return would be reduced if a sales charge for Class A shares were taken into account.
c Annualized.
d Not annualized.
e Includes the effect of mortgage dollar roll transactions.
f Calculated based on the average shares outstanding methodology.
g Short Duration Government Fund Administration Shares commenced activity on
  April 15, 1993, were redeemed in full on February 23, 1995 and re-commenced on February 28, 1996 at $9.86.

                                                                            31-R

Fixed Income Funds
Prospectus (Service Shares)

 FOR MORE INFORMATION


 Annual/Semiannual Report
 Additional information about the Funds' investments is available in the Funds' annual and semiannual reports to shareholders. In the Funds' annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during its last fiscal year.

 Statement of Additional Information
 Additional information about the Funds and their policies is also available in the Funds' Statement of Additional Information ("Additional Statement"). The Additional Statement is incorporated by reference into this Prospectus (is legally considered part of this Prospectus).

 The Funds' annual and semiannual reports, and the Additional Statement, are available free upon request by calling Goldman Sachs at 1-800-621-2550.

 To obtain other information and for shareholder inquiries:

 By telephone - Call 1-800-621-2550
 By mail - Goldman, Sachs & Co., 4900 Sears Tower, Chicago, Illinois 60606 By e-mail - gs-funds@gs.com
 On the Internet - Text-only versions of the Funds' documents are located online and may be downloaded from:
    SEC - http://www.sec.gov
    Goldman Sachs - http://www.gs.com (Prospectus Only)

 You may review and obtain copies of Fund documents by visiting the SEC's Public Reference Room in Washington, D.C. You may also obtain copies of Fund documents by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, D.C. 20549-6009. Information on the operation of the public reference room may be obtained by calling the SEC at 1-800-SEC-0330. The Fund's investment company registration number is 811-5349.

                                     [LOGO]

Index

     General Investment Management Approach
   2 Fund Investment Objectives and Strategies
      3 Goldman Sachs Adjustable Rate Government Fund
      4 Goldman Sachs Short Duration Government Fund
      5 Goldman Sachs Short Duration Tax-Free Fund
      6 Goldman Sachs Government Income Fund
      7 Goldman Sachs Municipal Income Fund
      8 Goldman Sachs Core Fixed Income Fund
      9 Goldman Sachs Global Income Fund
     10 Goldman Sachs High Yield Fund
  -- Other Investment Practices and Securities
  -- Principal Risks of the Funds
  -- Fund Performance
  12 Fund Fees and Expenses
     Service Providers
     Dividends
     Shareholder Guide
     32 How to Buy Shares
     42 How to Sell Shares
     Taxation
 A-1 Appendix A:
     Additional Information on
     Portfolio Risks,
     Securities and Techniques
 B-1 Appendix B:
     Financial Highlights

Prospectus

ADMINISTRATION
SHARES

March 1, 1999

   GOLDMAN SACHS FIXED INCOME FUNDS


                                        . Goldman Sachs
                                          Adjustable Rate
                                          Government Fund

                                        . Goldman Sachs
                                          Short Duration
                                          Government Fund

                                        . Goldman Sachs
                                          Short Duration
                                          Tax-Free Fund

                                        . Goldman Sachs
                                          Core Fixed
                                          Income Fund

          (INSERT ARTWORK)


  THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

  AN INVESTMENT IN A FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN A FUND INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

                                           [LOGO OF GOLDMAN SACHS APPEARS HERE]

General Investment Management Approach

 Goldman Sachs Asset Management, a separate operating division of Goldman, Sachs & Co. ("Goldman Sachs"), serves as investment adviser to the Short Duration Tax-Free and Core Fixed Income Funds. Goldman Sachs Funds Manage-ment, L.P. serves as investment adviser to the Adjustable Rate Government and Short Duration Government Funds. Goldman Sachs Asset Management and Goldman Sachs Funds Management, L.P. are each referred to in this Prospectus as the "Investment Adviser."

 Goldman Sachs' Fixed Income Investing Philosophy:
 ACTIVE MANAGEMENT WITHIN A RISK-MANAGED FRAMEWORK
 The Investment Adviser employs a disciplined, multi-step process to evaluate potential investments:
 1. SECURITY SELECTION--In selecting securities for each Fund, the Investment Adviser capitalizes on the extensive resources of Goldman Sachs, including fixed-income and equity research professionals.
 2. SECTOR ALLOCATION--The Investment Adviser assesses relative value among sectors (such as U.S. corporate, asset-backed and mortgage-backed securi-ties) to create investment strategies that meet each Fund's objectives.
 3. YIELD CURVE STRATEGIES--The Investment Adviser adjusts the term structure of the Funds based on its expectations of changes in the shape of the yield curve while closely controlling the overall duration of the Fund.

 THE INVESTMENT ADVISER DE-EMPHASIZES INTEREST RATE DURATION AS A MEANS OF GENERATING INCREMENTAL RETURN. INSTEAD, THE INVESTMENT ADVISER SEEKS TO ADD VALUE THROUGH SECURITY AND SECTOR SELECTION.

 With every fixed-income portfolio, the Investment Adviser applies a team approach that emphasizes risk management and capitalizes on Goldman Sachs' extensive research capabilities.

--------------------------------------------------------------------------------


                                                                             1-U

General Investment Management Approach continued


 Each of the Funds described in this Prospectus has a target duration. A Fund's duration approximates its price sensitivity to changes in interest rates. Maturity measures the time until final payment is due; it takes no account of the pattern of a security's cash flows over time. In computing portfolio duration, a Fund will estimate the duration of obligations that are subject to prepayment or redemption by the issuer, taking into account the influence of interest rates on prepayments and coupon flows. This method of computing duration is known as "option-adjusted" duration. A Fund will not be limited as to its maximum weighted average portfolio maturity or the maximum stated maturity with respect to individual securities unless other-wise noted.

 Each Fund also has credit rating requirements for the securities it buys. A Fund will deem a security to have met its minimum credit rating requirement if the security has the required rating at the time of purchase from at least one nationally recognized statistical rating organization ("NRSRO") even though it has been rated below the minimum rating by one or more other NRSROs. Unrated securities may be purchased by the Funds if they are deter-mined by the Investment Adviser to be of comparable quality. If a security satisfies a Fund's minimum rating requirement at the time of purchase and is subsequently downgraded below such rating, the Fund will not be required to dispose of such security. If a downgrade occurs, the Investment Adviser will consider what action, including the sale of such security, is in the best interests of a Fund and its shareholders.

2-U

Fund Investment Objectives and Strategies

 Goldman Sachs Adjustable Rate Government Fund

 INVESTMENT OBJECTIVE


 The Fund seeks to provide a high level of current income, consistent with low volatility of principal.

 PRINCIPAL INVESTMENT STRATEGIES


 The Fund invests, under normal circumstances, at least 65% of its total assets in securities issued or guaranteed by the U.S. government, its agen-cies, instrumentalities or sponsored enterprises ("U.S. Government Securi-ties") that are adjustable rate mortgage pass-through securities and other mortgage securities with periodic interest rate resets. The remainder of the Fund's assets (up to 35%) may be invested in other U.S. Government Securi-ties, including:
 .Fixed rate mortgage pass-through securities
 .Other securities representing an interest in or collateralized by adjust-
  able rate and fixed rate mortgage loans ("Mortgage-Backed Securities") .Repurchase agreements collateralized by U.S Government Securities

 Substantially all of the Fund's assets will be invested in U.S. Government Securities. 100% of the Fund's portfolio will be invested in U.S. dollar-denominated securities.

 DURATION (UNDER NORMAL INTEREST RATE CONDITIONS):
 Target = Six-month to One-year U.S. Treasury Security
 Maximum = 2 years

 EXPECTED APPROXIMATE INTEREST RATE SENSITIVITY: 9-month note

 CREDIT QUALITY: U.S. Government Securities and repurchase agreements collat-eralized by such securities

 BENCHMARKS: Six-month and one-year U.S. Treasury Security

                                                                             3-U

Goldman Sachs Short Duration Government Fund

 INVESTMENT OBJECTIVE


 The Fund seeks a high level of current income and secondarily, in seeking current income, may also consider the potential for capital appreciation.

 PRINCIPAL INVESTMENT STRATEGIES


 The Fund invests, under normal market conditions, at least 65% of its total assets in U.S. Government Securities and in repurchase agreements collater-alized by such securities. Substantially all of the Fund's assets will be invested in U.S. Government Securities. 100% of the Fund's portfolio will be invested in U.S. dollar-denominated securities.

 DURATION (UNDER NORMAL INTEREST RATE CONDITIONS):
 Target = Two-year U.S. Treasury Security plus or minus 0.5 years
 Maximum = 3 years

 EXPECTED APPROXIMATE INTEREST RATE SENSITIVITY: 2-year bond

 CREDIT QUALITY: U.S. Government Securities and repurchase agreements collat-eralized by such securities

 BENCHMARK: Two-year U.S. Treasury Security

4-U

                                       FUND INVESTMENT OBJECTIVES AND STRATEGIES

Goldman Sachs Short Duration Tax-Free Fund

 INVESTMENT OBJECTIVE


 The Fund seeks a high level of current income, consistent with relatively low volatility of principal, that is exempt from regular federal income tax.

 PRINCIPAL INVESTMENT STRATEGIES


 The Fund invests, under normal conditions, at least 80% of its net assets in fixed-income securities issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia) and the political subdivisions, agencies and instrumentalities thereof ("Munici-pal Securities"), the interest on which is exempt from regular federal income tax (i.e., excluded from gross income for federal income tax purpos-es), and is not a tax preference item under the federal alternative minimum tax. Under normal circumstances, the Fund's investments in private activity bonds and taxable investments will not exceed, in the aggregate, 20% of the Fund's net assets. The interest from private activity bonds (including the Fund's distributions of such interest) may be a preference item for purposes of the federal alternative minimum tax. 100% of the Fund's portfolio will be invested in U.S. dollar-denominated securities.

 DURATION (UNDER NORMAL INTEREST RATE CONDITIONS):
 Target = Lehman Brothers three-year Municipal Bond Index plus or minus 0.5 years
 Maximum = 4 years

 EXPECTED APPROXIMATE INTEREST RATE SENSITIVITY: 3-year bond

 CREDIT QUALITY:
 Minimum = BBB or Baa by a NRSRO at the time of purchase, or, if unrated, determined by the Investment Adviser to be of comparable quality

 BENCHMARK: Lehman Brothers Three-Year Municipal Bond Index

                                                                             5-U

Goldman Sachs Core Fixed Income Fund

 INVESTMENT OBJECTIVE


 The Fund seeks a total return consisting of capital appreciation and income that exceeds the total return of the Lehman Brothers Aggregate Bond Index (the "Index").

 PRINCIPAL INVESTMENT STRATEGIES


 The Fund invests, under normal circumstances, at least 65% of its total assets in fixed-income securities, including U.S. Government Securities, corporate debt securities, Mortgage-Backed Securities and asset-backed secu-rities. The Fund may also invest in custodial receipts, Municipal Securities and convertible securities. The Fund's investments in non-U.S. dollar denom-inated obligations will not exceed 25% of its total assets at the time of investment, of which 10% may be invested in obligations of issuers in coun-tries with emerging markets or economies ("emerging countries"). In pursuing its investment objective, the Fund uses the Index as its performance bench-mark, but the Fund will not attempt to replicate the Index. The Fund may, therefore, invest in securities that are not included in the Index.

 DURATION (UNDER NORMAL INTEREST RATE CONDITIONS):
 Target = Lehman Brothers Aggregate Bond Index plus or minus one year Maximum = 6 years

 EXPECTED APPROXIMATE INTEREST RATE SENSITIVITY: 5-year bond

 CREDIT QUALITY:
 Minimum = BBB or Baa; Minimum for non-U.S. dollar denominated securities = AA or Aa Securities will either be rated by an NRSRO or, if unrated, deter-mined by the Investment Adviser to be of comparable quality

 BENCHMARK: Lehman Brothers Aggregate Bond Index

6-U

Other Investment Practices and Securities

 Each of the Funds may use active management techniques to manage its dura-tion and term structure, to manage its exposure (if any) to foreign curren-cies and to seek enhanced returns. The table below identifies some of these techniques that may (but are not required to) be used by the Funds. The table also highlights the differences among the Funds in their use of these techniques and other investment practices and investment securities. Numbers in this table show allowable usage only; for actual usage, consult the Fund's annual/semiannual reports. For more information, see Appendix A.

10Percent of total assets


 . No asset limitation on
  usage; Limited only by the
  objectives and strategies
  of the Fund.

                                      ADJUSTABLE   SHORT-    SHORT-
                                         RATE     DURATION  DURATION CORE FIXED
                                      GOVERNMENT GOVERNMENT TAX-FREE   INCOME
                                         FUND       FUND      FUND      FUND
-------------------------------------------------------------------------------
INVESTMENT PRACTICES
Credit Swaps and Interest Rate Swaps      .          .         .         .
Currency Options and Futures              --         --        --        .
Cross Hedging of Currencies               --         --        --        .
Currency Swaps                            --         --        --        .
Financial Futures Contracts               .          .         .         .
Forward Foreign Currency Exchange
 Contracts                                --         --        --        .
Interest Rate Floors, Caps and
 Collars                                  .          .         .         .
Mortgage Dollar Rolls                     .          .         --        .
Mortgage Swaps                            .          .         --        .
Option Contracts (including Options
 on Futures)                              .          .         .         .
Repurchase Agreements                     .          .         .         .
Securities Lending                        .          .         .         .
Standby Commitments and Tender
 Option Bonds                             --         --        .         --
Options on Foreign Currencies             --         --        --        .
-------------------------------------------------------------------------------

--Not permitted.


                                                                             7-U

Other Investment Practices and Securities continued


10Percent of total assets


 . No policy limitation on usage; Limited only by the objectives and stratagies of the Fund

                                      ADJUSTABLE   SHORT-    SHORT-
                                         RATE     DURATION  DURATION CORE FIXED
                                      GOVERNMENT GOVERNMENT TAX-FREE   INCOME
                                         FUND       FUND      FUND      FUND
-------------------------------------------------------------------------------
Investment Securities
Asset-Backed Securities                   --         --        --        .
Bank Obligations                          --         --        --        .
Convertible Securities                    --         --        --        .
Corporate Debt Obligations and Trust
 Preferred Securities                     --         --        --        .
Emerging Market Securities                --         --        --        10
Foreign Securities/1/                     --         --        --        .
Foreign Government Securities             --         --        --        .
Mortgage-Backed Securities
 Adjustable Rate Mortgage Loans           .          .         --        .
 Collateralized Mortgage Obligations      .          .         --        .
 Multiple Class Mortgage-Backed
  Securities                              .          .         --        .
 Privately Issued Mortgage-Backed
  Securities                              --         --        --        .
 Stripped Mortgage-Backed Securities      .          .         --        .
Structured Securities                     --         --        --        .
Taxable Municipal Securities              --         --        20        .
Tax-Free Municipal Securities             --         --        80+       .
Temporary Investments                     .          .        ./2/       .
-------------------------------------------------------------------------------

--Not permitted.

 1 Includes issuers domiciled in one country and issuing securities denomi-
   nated in the currency of another.
 2 Short Duration Tax-Free Fund may invest no more than 20% of net assets in taxable investments.

8-U

Principal Risks of the Funds

Loss of money is a risk of investing in each Fund. The following summarizes important risks that apply to the Funds and may result in a loss of your investment. None of the Funds should be relied upon as a complete investment program. There can be no assurance that a Fund will achieve its investment objective.




 . Applicable

                       ADJUSTABLE   SHORT-    SHORT-
                          RATE     DURATION  DURATION CORE FIXED
                       GOVERNMENT GOVERNMENT TAX-FREE   INCOME
INVESTMENT RISK           FUND       FUND      FUND      FUND
----------------------------------------------------------------
Interest Rate              .          .         .         .
Credit/Default             .          .         .         .
Call                       .          .         .         .
Extension                  .          .         .         .
Derivatives                .          .         .         .
Government Securities      .          .         .         .
Market                     .          .         .         .
Management                 .          .         .         .
Other                      .          .         .         .
Foreign                    -          -         -         .
Tax                        -          -         .         -
----------------------------------------------------------------

--Not applicable

All Funds:

 .INTEREST RATE RISK--The risk that, when interest rates increase, fixed-income securities held by a Fund will decline in value. Long-term fixed-income securities will normally have more price volatility because of this risk than short-term securities.
 .CREDIT/DEFAULT RISK--The risk that an issuer of fixed-income securities held by a Fund (which may have low credit ratings) may default on its obligation to pay interest and repay principal.
 .CALL RISK--The risk that an issuer will exercise its right to pay principal on an obligation held by a Fund (such as a Mortgage-Backed Security) earlier than expected. This may happen when there is a decline in interest rates. Under these circumstances, a Fund may be unable to recoup all of its initial investment and will also suffer from having to reinvest in lower yielding securities.
 .EXTENSION RISK--The risk that an issuer will exercise its right to pay principal on an obligation held by a Fund (such as a Mortgage-Backed Security) later than expected. This may happen when there is a rise in interest rates. Under

                                                                             9-U

Principal Risks of the Funds continued

 these circumstances, the value of the obligation will decrease, and a Fund will also suffer from the inability to invest in higher yielding securities. .DERIVATIVES RISK--The risk that loss may result from a Fund's investments in options, futures, swaps, structured securities and other derivative instruments, which may be leveraged.
 .GOVERNMENT SECURITIES RISK--The risk that the U.S. government will not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law.
 .MARKET RISK--The risk that the value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods.
 .MANAGEMENT RISK--The risk that a strategy used by the Investment Adviser may fail to produce the intended results.
 .OTHER RISKS--Each Fund is subject to other risks, such as the risk that its operations, or the value of its portfolio securities, will be disrupted by the "Year 2000 Problem."

Specific Funds:

 .FOREIGN RISKS--The Core Fixed Income Fund will be subject to risks with respect to its foreign investments that are not typically associated with domestic issuers. These risks result from less government regulation, less public information and less economic, political and social stability. The Fund will also be subject to the risk of negative foreign currency rate fluctuations. Foreign risks will normally be greatest when a Fund invests in issuers located in emerging countries.
 .TAX RISK--The Short Duration Tax-Free Fund may be more adversely impacted by changes in tax rates and policies than the other Funds. Because interest income from Municipal Securities is normally not subject to regular federal income taxation, the attractiveness of Municipal Securities in relation to other investment alternatives is affected by changes in federal income tax rates applicable to, or the continuing federal income tax-exempt status of, such interest income. Any proposed or actual changes in such rates or exempt status, therefore, can significantly affect the demand for and supply, liquidity and marketability of Municipal Securities. This could, in turn, affect the Fund's ability to acquire and dispose of Municipal Securities at desirable yield and price levels.

More information about the Funds' portfolio securities and investment tech-niques, and their associated risks, is provided in Appendix A. You should con-sider the investment risks discussed in this section and Appendix A. Both are important to your investment choice.

10-U

 Fund Performance

 HOW THE FUNDS HAVE PERFORMED

 The bar charts and tables below provide an indication of the risks of investing in a Fund by showing: (a) changes in the performance of a Fund's Administration Shares from year to year; and (b) how the average annual returns of a Fund's Administration Shares compare to those of a broad-based securities market index. The bar chart and table assume reinvestment of div-idends and distributions. A Fund's past performance is not necessarily an indication of how the Fund will perform in the future. Performance reflects expense limitations in effect. If expense limitations were not in place, a Fund's performance would have been reduced.

                                                                FUND PERFORMANCE

Adjustable Rate Government Fund


 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------


 Best Quarter
 Q     "9       %

 Worst Quarter

 Q     "9       %
                                             (BAR CHART)



 AVERAGE ANNUAL TOTAL RETURN


  FOR THE PERIODS ENDING DECEMBER
  31, 1998                           1 YEAR 3 YEARS 5 YEARS SINCE INCEPTION
 --------------------------------------------------------------------------
  ADMINISTRATION SHARES
   (Inception 4/15/93)                   %       %       %           %
  Six-Month U.S. Treasury Security*      %       %       %           %
  One-Year U.S. Treasury Security*       %       %       %           %
 --------------------------------------------------------------------------

 * The Six-Month and One-Year U.S. Treasury Securities, as reported by Merrill Lynch, do not reflect any fees or expenses.

Short Duration Government Fund


 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------


 Best Quarter
 Q     "9       %

 Worst Quarter

 Q     "9       %
                                             (BAR CHART)



 AVERAGE ANNUAL TOTAL RETURN


  FOR THE PERIODS ENDING DECEMBER 31, 1998   1 YEAR SINCE INCEPTION
 ------------------------------------------------------------------
  ADMINISTRATION SHARES (Inception 2/28/96)      %           %
  Two-Year U.S. Treasury Security*               %           %
 ------------------------------------------------------------------

 * The Two-Year U.S. Treasury Security, as reported by Merrill Lynch, does not reflect any fees or expenses.

Short Duration Tax-Free Fund

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------

 Best Quarter
 Q     "9       %

 Worst Quarter
 Q     "9       %

                                             [BAR CHART]



 AVERAGE ANNUAL TOTAL RETURN


  FOR THE PERIODS ENDING DECEMBER 31,
  1998                                  1 YEAR 3 YEARS 5 YEARS SINCE INCEPTION
 -----------------------------------------------------------------------------
  ADMINISTRATION SHARES (Inception
   5/20/93)                                %       %       %           %
  Lehman Brothers Three-Year Municipal
   Bond Index*                             %       %       %           %
 -----------------------------------------------------------------------------

 *The Lehman Brothers Three-Year Municipal Bond Index, an unmanaged index, does not reflect any fees or expenses.

Core Fixed Income Fund

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------

 Best Quarter
 Q     "9       %

 Worst Quarter
 Q     "9       %

                                             [BAR CHART]




 AVERAGE ANNUAL TOTAL RETURN


  FOR THE PERIODS ENDING DECEMBER 31, 1998   1YEAR SINCE INCEPTION
 -----------------------------------------------------------------
  ADMINISTRATION SHARES (Inception 2/28/96)     %          %
  Lehman Brothers Aggregate Bond Index*         %          %
 -----------------------------------------------------------------

 *The Lehman Brothers Aggregate Bond Index represents an unmanaged diversified portfolio of fixed-income securities, including U.S. Treasuries, investment-grade corporate bonds and mortgage-backed and asset-backed securities. The Index figures do not reflect any fees or expenses.

Fund Fees and Expenses (Administration Shares)

This table describes the fees and expenses that you may pay if you buy and hold Administration Shares of a Fund.

                                        ADJUSTABLE   SHORT     SHORT    CORE
                                           RATE     DURATION  DURATION FIXED
                                        GOVERNMENT GOVERNMENT TAX-FREE INCOME
                                           FUND       FUND      FUND    FUND
-----------------------------------------------------------------------------
SHAREHOLDER FEES
(fees paid directly from your
 investment):
Maximum Sales Charge (Load) Imposed on
 Purchases                                 None       None      None    None
Maximum Deferred Sales
 Charge (Load)                             None       None      None    None
Maximum Sales Charge (Load) Imposed on
 Reinvested Dividends                      None       None      None    None
Redemption Fees                            None       None      None    None
Exchange Fees                              None       None      None    None
ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from
 Fund assets):/1/
Management Fees/2/                        0.40%      0.50%     0.40%   0.40%
Administration Fees/3/                    0.25%      0.25%     0.25%   0.25%
Other Expenses/4/                         0.13%      0.26%     0.64%   0.25%
-----------------------------------------------------------------------------
Total Fund Operating Expenses/4/          0.78%      1.01%     1.29%   0.90%
-----------------------------------------------------------------------------


/1/The Funds' annual operating expenses have been restated to reflect current fees.
/2/The Investment Adviser has voluntarily agreed not to impose a portion of the management fee on the Short Duration Tax-Free Fund equal to 0.05%. AS A RESULT OF THE FEE WAIVER, THE CURRENT MANAGEMENT FEE OF THE SHORT DURATION TAX-FREE FUND IS 0.35% OF SUCH FUND'S AVERAGE DAILY NET ASSETS. THE WAIVER MAY BE TERMI-NATED AT ANY TIME AT THE OPTION OF THE INVESTMENT ADVISER.
/3/Service Organizations may charge other fees directly to their customers who are beneficial owners of Administration Shares in connection with their custom-ers' accounts. Such fees may affect the return customers realize with respect to their investments.
/4/"Other Expenses" include transfer agency fees equal to 0.04% of the average daily net assets of each Fund's Administration Shares, plus all other ordinary expenses of the Funds not detailed above. The Investment Adviser has voluntar-ily agreed to reduce or limit "Other Expenses" of each Fund (excluding manage-ment fees, transfer agency fees, administration fees, taxes, interest and bro-kerage fees and litigation, indemnification and other extraordinary expenses) to the following percentages of each Fund's average daily net assets:

                  OTHER
                 EXPENSES
---------------- --------
Adjustable Rate
 Government       0.05%
Short Duration
 Government          0%
Short Duration
 Tax-Free            0%
Core Fixed
 Income           0.10%

AS A RESULT OF CURRENT WAIVERS AND EXPENSE LIMITATIONS ACTUALLY INCURRED, "OTHER EXPENSES" AND "TOTAL FUND OPERATING EXPENSES" OF THE FUNDS ARE AS SET FORTH BELOW. THE WAIVERS AND EXPENSE LIMITATIONS MAY BE TERMINATED AT ANY TIME AT THE OPTION OF THE INVESTMENT ADVISER. If this occurs "Other Expenses" and "Total Fund Operating Expenses" may increase without shareholder approval.


                                               TOTAL FUND
                            OTHER EXPENSES OPERATING EXPENSES
-------------------------------------------------------------
Adjustable Rate Government      0.09%            0.74%
-------------------------------------------------------------
Short Duration Government       0.04%            0.79%
-------------------------------------------------------------
Short Duration Tax-Free         0.04%            0.64%
-------------------------------------------------------------
Core Fixed Income               0.14%            0.79%
-------------------------------------------------------------

                                                          FUND FEES AND EXPENSES

Example

The following Example is intended to help you compare the cost of investing in a Fund (without the waivers and expense limitations) with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Adminis-tration Shares of a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that a Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                            1 YEAR  3 YEARS 5 YEARS 10 YEARS
------------------------------------------------------------
ADJUSTABLE RATE GOVERNMENT   $ 94    $293    $509    $1,131
------------------------------------------------------------
SHORT DURATION GOVERNMENT    $103    $322    $558    $1,236
------------------------------------------------------------
SHORT DURATION TAX-FREE      $131    $409    $708    $1,556
------------------------------------------------------------
CORE FIXED INCOME            $ 92    $287    $498    $1,108
------------------------------------------------------------

In addition to the compensation itemized above, certain Service Organizations may receive other compensation in connection with the sale and distribution of Administration Shares or for services to their customers' accounts and/or the Funds. Such fees, if any, may affect the return such customers realize with respect to their investments. For additional information regarding such compen-sation, see "Shareholder Guide" in the Prospectus and "Other Information" in the Statement of Additional Information ("Additional Statement").

 Service Providers

 INVESTMENT ADVISERS



  INVESTMENT ADVISER        FUND
 ----------------------------------------------------------
  Goldman Sachs Asset       Short Duration Tax-Free Fund
  Management ("GSAM")       Core Fixed Income Fund
  One New York Plaza
  New York, New York 10004
 ----------------------------------------------------------
  Goldman Sachs Funds       Adjustable Rate Government Fund
  Management, L.P.          Short Duration Government Fund
  ("GSFM")
  One New York Plaza
  New York, New York 10004
 ----------------------------------------------------------

 GSAM is a separate operating division of Goldman Sachs, which registered as an investment adviser in 1981. GSFM, a registered investment adviser since 1990, is a Delaware limited partnership which is an affiliate of Goldman Sachs. As of February , 1999, GSAM and GSFM, together with their affili-ates, acted as investment adviser or distributor for assets in excess of
 $    billion.

 The Investment Adviser provides day-to-day advice regarding the Funds' port-folio transactions. The Investment Adviser makes the investment decisions for the Funds and places purchase and sale orders for the Funds' portfolio transactions in the U.S. and foreign markets. As permitted by applicable law, these orders may be directed to any brokers, including Goldman Sachs and its affiliates. While the Investment Adviser is ultimately responsible for the management of the Funds, it is able to draw upon the research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. In addition, the Investment Adviser has access to the research and certain proprietary tech-nical models developed by Goldman Sachs, and will apply quantitative and qualitative analysis in determining the appropriate allocations among cate-gories of issuers and types of securities.

 The Investment Adviser also performs the following additional services for the Funds:
 .Supervises all non-advisory operations of the Funds
 .Provides personnel to perform necessary executive, administrative and clerical services to the Funds
 .Arranges for the preparation of all required tax returns, reports to shareholders, prospectuses and statements of additional information and

                                                                             1-V
  other reports filed with the Securities and Exchange Commission (the "SEC") and other regulatory authorities
 .Maintains the records of each Fund
 .Provides office space and all necessary office equipment and services

 MANAGEMENT FEES


 As compensation for its services and its assumption of certain expenses, the Investment Adviser is entitled to the following fees, computed daily and payable monthly, at the annual rates listed below:

                                               FOR THE FISCAL YEAR ENDED
                              CONTRACTUAL RATE OCTOBER 31, 1998
 -----------------------------------------------------------------------
  GSAM:
 -----------------------------------------------------------------------
  Short Duration Tax-Free          0.40%                 0.39%
 -----------------------------------------------------------------------
  Core Fixed Income                0.40%                 0.40%
 -----------------------------------------------------------------------
  GSFM:
 -----------------------------------------------------------------------
  Adjustable Rate Government       0.40%                 0.40%
 -----------------------------------------------------------------------
  Short Duration Government        0.50%                 0.47%
 -----------------------------------------------------------------------

 The difference, if any, between the stated fees and the actual fees paid by the Funds reflects that the Investment Adviser did not charge the full amount of the fees to which it would have been entitled. The Investment Adviser may discontinue or modify its voluntary limitation in the future at its discretion.

 FUND MANAGERS


 Fixed-Income Portfolio Management Team
 .Fixed-income portfolio management is comprised of a deep team of sector specialists
 .The team strives to maximize risk-adjusted returns by de-emphasizing interest rate anticipation and focusing on security selection and sector allocation
 .The team manages approximately $40 billion in fixed-income assets for retail, institutional and high net worth clients

2-V

                                                               SERVICE PROVIDERS


 U.S. Fixed Income-Investment Management Team

                                   YEARS
                  FUND             PRIMARILY
 NAME AND TITLE   RESPONSIBILITY   RESPONSIBLE FIVE YEAR EMPLOYMENT HISTORY
-------------------------------------------------------------------------------
 Jonathan A.      PORTFOLIO        SINCE 1991  MR. BEINNER JOINED THE
 Beinner          MANAGER--                    INVESTMENT ADVISER IN 1990.
 MANAGING         ADJUSTABLE RATE
 DIRECTOR AND      GOVERNMENT FUND
 CO-HEAD U.S.     SHORT DURATION
 FIXED INCOME      GOVERNMENT FUND
                  CORE FIXED
                  INCOME FUND
-------------------------------------------------------------------------------
 James B. Clark   PORTFOLIO        SINCE 1994  MR. CLARK JOINED THE INVESTMENT
 VICE PRESIDENT   MANAGER--                    ADVISER IN 1994 AFTER WORKING AS
                  ADJUSTABLE RATE              AN INVESTMENT MANAGER IN THE
                   GOVERNMENT FUND             MORTGAGE-BACKED SECURITIES GROUP
                  SHORT DURATION               AT TRAVELERS INSURANCE COMPANY.
                   GOVERNMENT FUND
-------------------------------------------------------------------------------
 Peter A. Dion    PORTFOLIO        SINCE 1995  MR. DION JOINED THE INVESTMENT
 VICE PRESIDENT   MANAGER--                    ADVISER IN 1992.
                  ADJUSTABLE RATE
                   GOVERNMENT FUND
                  SHORT DURATION
                   GOVERNMENT FUND
-------------------------------------------------------------------------------
 C. Richard Lucy  PORTFOLIO        SINCE 1992  MR. LUCY JOINED THE INVESTMENT
 MANAGING         MANAGER--                    ADVISER IN 1992.
 DIRECTOR AND     ADJUSTABLE RATE
 CO-HEAD U.S.      GOVERNMENT FUND
 FIXED INCOME     SHORT DURATION
                   GOVERNMENT FUND
                  CORE FIXED
                  INCOME FUND
-------------------------------------------------------------------------------
 James P.         PORTFOLIO        SINCE 1995  MR. MCCARTHY JOINED THE
 McCarthy         MANAGER--                    INVESTMENT ADVISER IN 1995 AFTER
 VICE PRESIDENT   ADJUSTABLE RATE              WORKING FOUR YEARS AT NOMURA
                   GOVERNMENT FUND             SECURITIES, WHERE HE WAS AN
                  SHORT DURATION               ASSISTANT VICE PRESIDENT AND AN
                   GOVERNMENT FUND             AGENCY ADJUSTABLE RATE MORTGAGE
                                               TRADER.
-------------------------------------------------------------------------------

                                                                             3-V

 U.S. Fixed Income-Municipal Investment Management Team

                                   YEARS
                  FUND             PRIMARILY
 NAME AND TITLE   RESPONSIBILITY   RESPONSIBLE FIVE YEAR EMPLOYMENT HISTORY
-------------------------------------------------------------------------------
 Elisabeth Shupf  PORTFOLIO        SINCE 1995  BEFORE REJOINING THE INVESTMENT
 Lonsdale         MANAGER--                    ADVISER IN LATE 1995, MS.
 VICE PRESIDENT   SHORT DURATION               LONSDALE WAS A DIRECTOR OF FITCH
                   TAX-FREE FUND               INVESTORS SERVICE DURING MOST OF
                                               1995, EVALUATING THE CREDIT
                                               RATINGS OF TAX-BACKED ISSUES.
                                               PRIOR TO THAT, SHE WORKED FOR
                                               TEN YEARS IN THE GOLDMAN SACHS
                                               MUNICIPAL FINANCE DEPARTMENT.
-------------------------------------------------------------------------------
 Benjamin S.      PORTFOLIO        SINCE 1993  MR. THOMPSON JOINED THE
 Thompson         MANAGER--                    INVESTMENT ADVISER IN 1992.
 VICE PRESIDENT   SHORT DURATION
                   TAX-FREE FUND
-------------------------------------------------------------------------------

 DISTRIBUTOR AND TRANSFER AGENT


 Goldman Sachs, 85 Broad Street, New York, New York 10004, serves as the exclusive distributor (the "Distributor") of each Fund's shares. Goldman Sachs, 4900 Sears Tower, Chicago, Illinois 60606, also serves as the Funds' transfer agent (the "Transfer Agent") and as such performs various share-holder servicing functions.

 From time to time, Goldman Sachs or any of its affiliates may purchase and hold shares of the Funds. Goldman Sachs reserves the right to redeem at any time some or all of the shares acquired for its own account.

 ACTIVITIES OF GOLDMAN SACHS AND ITS AFFILIATES AND OTHER ACCOUNTS MANAGED BY GOLDMAN SACHS


 The involvement of the Investment Adviser, Goldman Sachs and their affili-ates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to a Fund or limit a Fund's investment activities. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the Funds and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as the Funds. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Funds. The results of a Fund's investment activities, therefore, may differ

4-V

                                                               SERVICE PROVIDERS

 from those of Goldman Sachs and its affiliates and it is possible that a Fund could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts. In addition, the Funds may, from time to time, enter into transactions in which other clients of Goldman Sachs have an adverse interest. From time to time, a Fund's activities may be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions.

 YEAR 2000


 Many computer systems were designed using only two digits to signify the year (for example, "98" for "1998"). On January 1, 2000, if these computer systems are not corrected, they may incorrectly interpret "00" as the year "1900" rather than the year "2000," leading to computer shutdowns or errors (commonly known as the "Year 2000 Problem"). To the extent these systems conduct forward-looking calculations, these computer problems may occur prior to January 1, 2000. Like other investment companies and financial and business organizations, the Funds could be adversely affected in their abil-ity to process securities trades, price securities, provide shareholder account services and otherwise conduct normal business operations if the computer systems used by the Investment Adviser or other Fund service prov-iders do not adequately address this problem in a timely manner.

 In order to address the Year 2000 Problem, the Investment Adviser has taken the following measures:

 .The Investment Adviser has established a dedicated group to analyze these issues and to implement the systems modifications necessary to prepare for the Year 2000 Problem.
 .Currently, the Investment Adviser does not anticipate that the transition to the 21st century will have any material impact on its ability to continue to service the Funds at current levels.
 .The Investment Adviser has sought assurances from the Funds' other service providers that they are taking the steps necessary so that they do not experience Year 2000 Problems, and the Investment Adviser will continue to monitor the situation.
 .At this time, however, no assurance can be given that the actions taken by the Investment Adviser and the Funds' other service providers will be sufficient to avoid any adverse effect on the Funds due to the Year 2000 Problem. Furthermore, even if the actions taken by the Fund's Investment Adviser and

                                                                             5-V
  other service providers are successful, the Fund may nevertheless suffer losses if the issuers of securities held by the Fund are adversely affected by the Year 2000 Problem. Also, it is possible that the normal operation of the Fund, will, in any event, be disrupted significantly by the failure of communications and public utility companies, government entities, financial processors or others to perform their services as a result of the Year 2000 Problem.

6-V

Dividends

Over the course of the fiscal year, dividends accrued and paid will constitute all or substantially all of the Funds' net investment income. The Funds also intend that all net realized capital gains (after taking into account any available capital loss carryovers) will be declared as a dividend at least annually. You may choose to have dividends paid in:
 .Cash
 .Additional shares of the same class of the same Fund
 .Shares of the same or an equivalent class of another Goldman Sachs Fund or units of the Goldman Sachs Institutional Liquid Assets Portfolios ("ILA Portfolios"). Special restrictions may apply for exchanges in certain ILA Portfolios. See the Additional Statement.

You may indicate your election on your Account Application. Any changes may be submitted in writing to Goldman Sachs at any time before the record date for a particular dividend or distribution. If you do not indicate any choice, your dividends and distributions will be reinvested automatically in the applicable Fund. If cash dividends are elected with respect to the Fund's monthly net investment income dividends, then cash dividends must also be elected with respect to the non-long-term capital gains component, if any, of the Fund's annual dividend.

The election to reinvest dividends and distributions in additional shares will not affect the tax treatment of such dividends and distributions, which will be treated as received by you and then used to purchase the shares.

Dividends from net investment income and distributions from capital gains are declared and paid as follows:

                            INVESTMENT       CAPITAL GAINS
                            INCOME DIVIDENDS DISTRIBUTIONS
                            ---------------- -----------------
FUND                        DECLARED PAID    DECLARED AND PAID
--------------------------------------------------------------
Adjustable Rate Government   DAILY   MONTHLY     ANNUALLY
--------------------------------------------------------------
Short Duration Government    DAILY   MONTHLY     ANNUALLY
--------------------------------------------------------------
Short Duration Tax-Free      DAILY   MONTHLY     ANNUALLY
--------------------------------------------------------------
Core Fixed Income            DAILY   MONTHLY     ANNUALLY
--------------------------------------------------------------

From time to time a portion of such dividends may constitute a return of capi-tal.

                                                                             7-V

 At the time of an investor's purchase of shares of a Fund, a portion of the net asset value ("NAV") per share may be represented by realized or unrealized appreciation of any Fund's portfolio securities. Therefore, sub-sequent distributions on such shares from such realized appreciation may be taxable to the investor even if the NAV of the shares is, as a result of the distributions, reduced below the cost of such shares and the distributions (or portions thereof) represent a return of a portion of the purchase price.

8-V

Shareholder Guide

 The following section will provide you with answers to some of the most often asked questions regarding buying and selling the Funds' Administration Shares.

 HOW TO BUY SHARES


 How Can I Purchase Administration Shares Of The Funds?
 Generally, Administration Shares may be purchased only through institutions that have agreed to provide account administration services to their custom-ers who are the beneficial owners of Administration Shares. These institu-tions are called "Service Organizations." Customers of a Service Organiza-tion will normally give their purchase instructions to the Service Organization, and the Service Organization will, in turn, place purchase orders with Goldman Sachs. Service Organizations will set times by which purchase orders and payments must be received by them from their customers. Generally, Administration Shares may be purchased from the Funds on any business day at their NAV next determined after receipt of an order by Goldman Sachs from a Service Organization. No sales load will be charged. Purchases of Administration Shares must be settled within three business days of receipt of a complete purchase order.

 Service Organizations are responsible for transmitting purchase orders to Goldman Sachs and payments in a timely fashion. Service Organizations should place an order with Goldman Sachs at 800-621-2550 and either:
 .Wire federal funds to the Northern Trust Company ("Northern"), as subcustodian for State Street Bank and Trust Company ("State Street") (each Fund's custodian) on the next business day; OR
 .Initiate an Automated Clearing House Network ("ACH") transfer to ensure receipt by Northern on the next business day; OR
 .Send a check or Federal Reserve draft payable to Goldman Sachs Funds--Name of Fund and Class of Shares, c/o Shareholder Services, 4900 Sears Tower, Chicago, Illinois 60606. Goldman Sachs Trust (the "Trust") will not accept a check drawn on a foreign bank or a third-party check.

 What Do I Need To Know About Service Organizations?
 Service Organizations may provide the following services in connection with their customers' investments in Administration Shares:
 .Acting, directly or through an agent, as the sole shareholder of record .Maintaining account records for customers

                                                                             1-W

 .Processing orders to purchase, redeem or exchange shares for customers

 In addition, some (but not all) Service Organizations are authorized to accept, on behalf of the Trust, purchase, redemption and exchange orders placed by or on behalf of their customers, and may designate other interme-diaries to accept such orders, if approved by the Trust. In these cases:
 .A Fund will be deemed to have received an order in proper form when the order is accepted by the authorized Service Organization or intermediary on a business day, and the order will be priced at the Fund's NAV next deter-mined after such acceptance.
 .The Service Organization or intermediary will be responsible for transmit-ting accepted orders to the Trust within the time period agreed upon by them.

 You should contact your Service Organization directly to learn whether it is authorized to accept orders for the Trust.

 Pursuant to an administration plan adopted by the Trust's Board of Trustees, Service Organizations are entitled to receive payment for their services from the Trust of up to 0.25% (on an annualized basis) of the average daily net assets of the Administration Shares of the Funds, which are attributable to or held in the name of the Service Organization for its customers.

 Service Organizations may also charge fees directly to their customers in connection with their customer accounts. These fees would be in addition to any amounts received by the Service Organization from the Trust and may affect the return earned on an investment in a Fund.

 The Investment Adviser, Distributor and/or their affiliates pay additional compensation from time to time, out of their assets and not as an additional charge to the Funds, to selected Service Organizations and other persons in connection with the sale and/or servicing of shares of the Funds and other Goldman Sachs Funds. Subject to applicable NASD regulations, the Investment Adviser, Distributor and/or their affiliates may also contribute to various cash and non-cash incentive arrangements to promote the sale of shares. This additional compensation can vary among Service Organizations depending upon such factors as the amounts their customers have invested (or may invest) in particular Goldman Sachs Funds, the particular program involved, or the amount of reimbursable expenses. Additional compensation based on sales may, but is currently not expected to, exceed 0.50% (annualized) of the amount invested.

 In addition to Administration Shares, each Fund also offers other classes of shares to investors. These other share classes are subject to different fees and expenses (which affect performance), have different minimum investment requirements and are entitled to different services than Administration Shares. Information regard-

2-W

                                                               SHAREHOLDER GUIDE

 ing these other share classes may be obtained from your sales representative or from Goldman Sachs by calling the number on the back cover of this Pro-spectus.

 What Is My Minimum Investment In The Funds?
 The Funds do not have any minimum purchase or account requirements with respect to Administration Shares. A Service Organization may, however, impose a minimum amount for initial and subsequent investments in Adminis-tration Shares, and may establish other requirements such as a minimum account balance. A Service Organization may redeem Administration Shares held by non-complying accounts, and may impose a charge for any special services.

 What Else Should I Know About Share Purchases?
 The Funds reserve the right to:
 .Reject or restrict any purchase or exchange orders by a particular pur-chaser (or group of related purchasers). This may occur, for example, when a pattern of frequent purchases, sales or exchanges of Administration Shares of a Fund is evident, or if purchases, sales or exchanges are, or a subsequent abrupt redemption might be, of a size that would disrupt the management of a Fund.

 The Funds may allow Service Organizations to purchase shares with securities instead of cash if consistent with a Fund's investment policies and opera-tions and if approved by the Fund's portfolio manager.

 How Are Shares Priced?
 The price you pay or receive when you buy, sell or exchange Administration Shares is determined by a Fund's NAV. The Funds calculate NAV as follows:

                 (Value of Assets of the Class)
                  - (Liabilities of the Class)
     NAV = _______________________________
                 Number of Outstanding Shares of the Class

 The Funds' investments are valued based on market quotations, which may be furnished by a pricing service or provided by securities dealers. If accu-rate quotations are not readily available, the Funds' investments may be valued based on yield equivalents, a pricing matrix or other sources, under valuation procedures established by the Trustees. Debt obligations with a remaining maturity of 60 days or less are valued at amortized cost.

 .NAV per share of each class is calculated by State Street on each business day as of the close of regular trading on the New York Stock Exchange (nor-mally 4:00 p.m. New York time). This occurs after the determination, if any, of the income to be declared as a dividend. Fund shares will not be priced on any day the New York Stock Exchange is closed.

                                                                             3-W

 .When you buy shares, you pay the NAV next calculated after the Funds receive your order in proper form.
 .When you sell shares, you receive the NAV next calculated after the Funds receive your order in proper form.

 NOTE: THE TIME AT WHICH TRANSACTIONS AND SHARES ARE PRICED AND THE TIME BY WHICH ORDERS MUST BE RECEIVED MAY BE CHANGED IN CASE OF AN EMERGENCY OR IF REGULAR TRADING ON THE NEW YORK STOCK EXCHANGE IS STOPPED AT A TIME OTHER THAN 4:00 P.M. NEW YORK TIME.

 Foreign securities may trade in their local markets on days a Fund is closed. As a result, the NAV of a Fund that holds foreign securities may be impacted on days when investors may not purchase or redeem Fund shares.

 When Will Shares Be Issued And Dividends Begin To Be Paid?
  SHARES PURCHASED BY FEDERAL FUNDS WIRE OR ACH TRANSFER:
  .If a purchase order in proper form specifies a settlement date and is received before the Fund's NAV is determined that day, shares will be issued and dividends will begin to accrue on the purchased shares on the later of (i) the business day after the purchase order is received; or
   (ii) the day that the federal funds wire or ACH transfer is received by Northern.
  .If a purchase order in proper form does not specify a settlement date, shares will be issued and dividends will begin to accrue on the business day after payment is received.

  SHARES PURCHASED BY CHECK OR FEDERAL RESERVE DRAFT:
  .If a purchase order in proper form specifies a settlement date and is received before the Fund's NAV is determined that day, shares will be issued and dividends will begin to accrue on the business day after pay-ment is received.
  .If a purchase order in proper form does not specify a settlement date, shares will be issued and dividends will begin to accrue on the business day after payment is received.

 HOW TO SELL SHARES


 How Can I Sell Administration Shares Of The Funds?
 Generally, Administration Shares may be sold (redeemed) only through Service Organizations. Customers of a Service Organization will normally give their redemption instructions to the Service Organization, and the Service Organi-zation will, in turn, place redemption orders with the Funds. GENERALLY EACH FUND WILL REDEEM ADMINISTRATION SHARES ON ANY BUSINESS DAY AT THEIR NAV NEXT DETERMINED AFTER RECEIPT OF AN ORDER IN PROPER FORM. Redemption proceeds may be sent to recordholders by check or by wire (if the wire instructions are on record).

4-W

                                                               SHAREHOLDER GUIDE


 A Service Organization may request redemptions in writing or by telephone if the optional telephone redemption privilege is elected on the Account Appli-cation.


 --------------------------------------
  BY WRITING:      Goldman, Sachs & Co.
                   Transfer Agent
                   4900 Sears Tower
                   Chicago, IL 60606
 --------------------------------------
  BY TELEPHONE:    800-621-2550
 --------------------------------------

 What Do I Need To Know About Telephone Redemption Requests?
 The Trust, the Distributor and the Transfer Agent will not be liable for any loss you may incur in the event that the Trust accepts unauthorized tele-phone redemption requests that the Trust reasonably believes to be genuine. In an effort to prevent unauthorized or fraudulent redemption and exchange requests by telephone, Goldman Sachs employs reasonable procedures specified by the Trust to confirm that such instructions are genuine. If reasonable procedures are not employed, the Trust may be liable for any loss due to unauthorized or fraudulent transactions. The following general policies are currently in effect:
 .All telephone requests are recorded.
 .Any redemption request that requires money to go to an account or address other than that designated on the Account Application must be in writing and signed by an authorized person designated on the Account Application. The written request will be confirmed by telephone with both the requesting party and the designated bank account to verify instructions.
 .The telephone redemption option may be modified or terminated at any time.

 NOTE: IT MAY BE DIFFICULT TO MAKE TELEPHONE REDEMPTIONS IN TIMES OF DRASTIC ECONOMIC OR MARKET CHANGES.

 How Are Redemption Proceeds Paid?
 BY WIRE: The Funds will arrange for redemption proceeds to be wired as fed-eral funds to the bank account designated in the recordholder's Account Application. The following general policies govern wiring redemption pro-ceeds:
 .Redemption proceeds will normally be wired on the next business day in fed-eral funds (for a total of one business day delay), but may be paid up to three business days following receipt of a properly executed wire transfer redemption request. If the Federal Reserve Bank is closed on the day that the redemption proceeds would ordinarily be wired, wiring the redemption proceeds may be delayed one additional business day.
 .Once wire transfer instructions have been given by Goldman Sachs, neither the Funds, the Trust, nor Goldman Sachs assumes any further responsibility for the

                                                                             5-W
  performance of intermediaries or the customer's Service Organization in the transfer process. If a problem with such performance arises, you should deal directly with such intermediaries or Service Organizations.

 BY CHECK: A recordholder may elect in writing to receive redemption proceeds by check. Redemption proceeds paid by check will normally be mailed to the address of record within three business days of receipt of a properly exe-cuted redemption request, unless the shares to be sold were recently paid for by check. In that case, the Funds will pay the redemption proceeds when the check has cleared, which may take up to 15 days.

 What Else Do I Need To Know About Redemptions?
 The following generally applies to redemption requests:
 .Administration Shares of each Fund earn dividends declared on the day the shares are redeemed.
 .Additional documentation may be required when deemed appropriate by the Transfer Agent. A redemption request will not be in proper form until such additional documentation has been received.
 .Service Organizations are responsible for the timely transmittal of redemp-tion requests by their customers to the Transfer Agent. In order to facili-tate the timely transmittal of redemption requests, Service Organizations may set times by which they must receive redemption requests. Service Orga-nizations may also require additional documentation from you.

 The Funds reserve the right to:
 .Redeem Administration Shares of any Service Organization whose account bal-ance is less than $50 as a result of earlier redemptions. The Funds will not redeem Administration Shares on this basis if the value of the account falls below the minimum account balance solely as a result of market condi-tions. The Funds will give 60 days' prior written notice to allow a Service Organization to purchase sufficient additional Administration Shares of the Fund in order to avoid such a redemption.

 .Pay redemptions by a distribution in kind of securities (instead of cash) from the Fund. If you receive redemptions in kind, you should expect to incur transaction costs upon the disposition of those securities.

 Can I Exchange My Investment From One Fund To Another?
 A Service Organization may exchange Administration Shares of a Fund at NAV for Administration Shares of any other Goldman Sachs Fund.

6-W

                                                               SHAREHOLDER GUIDE



  INSTRUCTIONS FOR EXCHANGING SHARES:
 ----------------------------------------------------------------------
  BY WRITING:      1. Write a letter of instruction that includes:
                   .The recordholder name(s) and signature(s)
                   .The account number
                   .The Fund names
                   .The dollar amount to be exchanged
                   2. Mail the request to: Goldman, Sachs & Co.
                      Attention: Goldman Sachs Funds--Name of Fund
                      and Class of Shares, c/o Shareholder
                      Services,
                      4900 Sears Tower, Chicago, Illinois 60606
 ----------------------------------------------------------------------
  BY TELEPHONE:    (if you have elected the telephone redemption
                   privileges either on your Account Application or
                   in writing to the Fund):
                   1. Call 1-800-621-2550 (8:00 a.m. to 6:30 p.m.
                      New York time)
 ----------------------------------------------------------------------

 You should keep in mind the following factors when making or considering an exchange:
 .You should obtain and carefully read the prospectus of the Fund you are acquiring before making an exchange.
 .Telephone exchanges normally will be made only to an identical account.
  Shares may be exchanged among accounts with different names, addresses and social security or other taxpayer identification numbers only if the exchange instructions are in writing and are signed by an authorized person designated on the Account Application.
 .Exchanges are available only in states where exchanges may be legally made. .It may be difficult to make telephone exchanges in times of drastic eco-
  nomic or market changes.
 .The Distributor may use reasonable procedures described under "What Do I
  Need To Know About Telephone Redemption Requests?" in an effort to prevent unauthorized or fraudulent telephone exchange requests.

 The exchange privilege may be materially modified or withdrawn at any time upon 60 days' written notice.

 For federal income tax purposes, an exchange is treated as a redemption of the shares surrendered in the exchange, on which you may be subject to tax, followed by a purchase of shares received in the exchange. You should con-sult your tax adviser concerning the tax consequences of an exchange.

 What Types Of Reports Will I Be Sent Regarding Investments In Administration Shares?
 Service Organizations will receive from the Funds annual reports containing audited financial statements and semiannual reports. Service Organizations will

                                                                             7-W
 also be provided with a printed confirmation for each transaction in their account and a monthly account statement. A year-to-date statement for accounts will be provided upon request made to Goldman Sachs. Service Orga-nizations are responsible for providing these or other reports to their cus-tomers who are the beneficial owners of Administration Shares in accordance with the rules that apply to their accounts with the Service Organizations.

8-W

Taxation

 TAXABILITY OF DISTRIBUTIONS


 Except for exempt-interest dividends paid by the Short Duration Tax-Free Fund as described below, Fund distributions are taxable to you as ordinary income (unless your investment is in an IRA or other tax-advantaged account) to the extent they are attributable to the Fund's net investment income, certain net realized foreign exchange gains and net short-term capital gains. They are taxable as long-term capital gains to the extent they are attributable to the Fund's excess of net long-term capital gains over net short-term capital losses. The tax status of any distribution is the same regardless of how long you have been in the Fund and whether you reinvest in additional shares or take them as cash. Certain distributions paid by a Fund in January of a given year may be taxable to shareholders as if received the prior December 31. The tax status of the dividends and distributions for each calendar year will be detailed in your annual tax statement from the Fund.

 At any time, a portion of a Fund's NAV per share may be represented by undistributed income or realized or unrealized appreciation of the Fund's portfolio securities. Therefore, subsequent distributions on a Fund's shares may be available to you, even if the NAV of your shares is, as a result, reduced below the cost of these shares and the distributions represent a return of the purchase price.

 The Core Fixed Income Fund may be subject to foreign withholding or other foreign taxes on income or gain from certain foreign securities. In general, the Fund may deduct these taxes in computing its taxable income.

 The Short Duration Tax-Free Fund expects to distribute "exempt-interest div-idends." These dividends will be exempt income for federal income tax pur-poses. However, distributions, if any, derived from net long-term capital gains of the Short Duration Tax-Free Fund will generally be taxable to you as long-term capital gains. Distributions, if any, derived from taxable interest income, net short-term capital gains and certain net realized for-eign exchange gains will be taxable to you as ordinary income.

 Interest on indebtedness incurred by you to purchase or carry shares of the Short Duration Tax-Free Fund generally will not be deductible for federal income tax purposes.


                                                                             1-X

Taxation continued

 You should note that a portion of the exempt-interest dividends paid by the Short Duration Tax-Free Fund may be an item of tax preference for purposes of determining your federal alternative minimum tax liability. Exempt-inter-est dividends will also be considered along with other adjusted gross income in determining whether any Social Security or railroad retirement payments received by you are subject to federal income taxes.

 If you receive an exempt-interest dividend on shares that are held by you for six months or less, any loss on the sale or exchange of the shares will be disallowed to the extent of such dividend amount.

 TAXABILITY OF SALES AND EXCHANGES


 Any sale or exchange of Fund shares may generate a tax liability (unless your investment is in an IRA or other tax-advantaged account). Depending upon the purchase or sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction.

 You will recognize taxable gain or loss on a sale, exchange or redemption of your shares, including an exchange for shares of another Fund, based on the difference between your tax basis in the shares and the amount you receive for them. (To aid in computing your tax basis, you generally should retain your account statements for the periods that you hold shares.) Any loss rec-ognized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received with respect to the shares.

 There are certain tax requirements that all Funds must follow in order to avoid federal taxation. In its efforts to adhere to these requirements, the Funds may have to limit their investment activity in certain types of instruments.

 In addition to federal income taxes, you may be subject to state, local or foreign taxes on payments received from any Fund (including the Short Dura-tion Tax-Free Fund) or on the value of the shares held by you. More tax information is provided in the Additional Statement. You should also consult your own tax adviser for information regarding all tax consequences applica-ble to your investments in the Funds.

2-X

Appendix A
Additional Information on Portfolio Risks, Securities and Techniques
 A. GENERAL PORTFOLIO RISKS

 The Funds will be subject to the risks associated with fixed-income securi-ties. These risks include interest rate risk, credit risk and call/extension risk. In general, interest rate risk involves the risk that when interest rates decline, the market value of fixed-income securities tends to increase. Conversely, when interest rates increase, the market value of fixed-income securities tends to decline. Credit risk involves the risk that the issuer could default on its obligations and a Fund will not recover its investment. Call risk and extension risk are normally present in adjustable rate mortgage loans ("ARMs"), Mortgage-Backed Securities and asset-backed securities. For example, homeowners have the option to prepay their mort-gages. Therefore, the duration of a security backed by home mortgages can either shorten (call risk) or lengthen (extension risk). In general, if interest rates on new mortgage loans fall sufficiently below the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to increase. Conversely, if mortgage loan interest rates rise above the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to decrease. In either case, a change in the prepayment rate can result in losses to investors.

 The Funds may, as described in this Prospectus, invest in (a) derivative instruments, (b) foreign securities, (c) municipal securities, (d) illiquid securities and (e) temporary cash investments. These investments will pres-ent additional risks as described further below.

 In addition, the Funds are subject to certain fundamental investment restrictions that are described in the Additional Statement. Fundamental investment restrictions of a Fund cannot be changed without approval of a majority of the outstanding shares of that Fund as defined in the Additional Statement. Each Fund's investment objectives and all policies not specifi-cally designated as fundamental are non-fundamental and may be changed with-out shareholder approval. If there is a change in a Fund's investment objec-tive, shareholders should consider whether that Fund remains an appropriate investment in light of their then current financial positions and needs.

                                                                             1-P

 The Investment Adviser will not consider the portfolio turnover rate a lim-iting factor in making investment decisions for a Fund. A high rate of port-folio turnover (100% or more) involves correspondingly greater expenses which must be borne by a Fund and its shareholders. See "Financial High-lights" in Appendix B for a statement of the Funds' historical portfolio turnover rates. The portfolio turnover rate is calculated by dividing the lesser of the dollar amount of sales or purchases of portfolio securities by the average monthly value of a Fund's portfolio securities, excluding secu-rities having a maturity at the date of purchase of one year or less.

 B. OTHER PORTFOLIO RISKS

 RISKS OF DERIVATIVE INVESTMENTS. A Fund's transactions, if any, in options, futures, options on futures, swaps, interest rate caps, floors and collars, structured securities, inverse floating-rate securities and currency trans-actions involve additional risk of loss that can result from a lack of cor-relation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, or the risks arising from margin requirements and related leverage factors associated with such transactions. The use of these management techniques also involves the risk of loss if the Investment Adviser is incorrect in its expectation of fluctuations in secu-rities prices, interest rates or currency prices. Each Fund may also invest in derivative investments for non-hedging purposes (that is, to seek to increase total return), which is considered a speculative practice and pre-sents even greater risk of loss.

 Derivative Mortgage-Backed Securities (such as principal-only ("POs"), interest-only ("IOs") or inverse floating rate securities) are particularly exposed to call and extension risks. Small changes in mortgage prepayments can significantly impact the cash flow and the market value of these securi-ties. In general, the risk of faster than anticipated prepayments adversely affects IOs, super floaters and premium priced Mortgage-Backed Securities. The risk of slower than anticipated prepayments generally adversely affects POs, floating-rate securities subject to interest rate caps, support tranches and discount priced Mortgage-Backed Securities. In addition, par-ticular derivative securities may be leveraged such that their exposure (i.e., price sensitivity) to interest rate and/or prepayment risk is magni-fied.

 Floating-rate derivative debt securities can present more complex types of derivative and interest rate risks. For example, range floaters are subject to the risk that the coupon will be reduced below market rates if a desig-nated interest rate floats outside of a specified interest rate band or col-lar. Dual index or yield curve floaters are subject to lower prices in the event of an unfavorable change in the spread between two designated interest rates.

2-P

                                                                      APPENDIX A


 RISKS OF FOREIGN INVESTMENTS. Foreign investments involve special risks that are not typically associated with U.S. dollar denominated or quoted securi-ties of U.S. issuers. Foreign investments may be affected by changes in cur-rency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations (e.g., currency block-age). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the port-folio security. In addition, if the currency in which a Fund receives divi-dends, interest or other payments declines in value against the U.S. dollar before such income is distributed as dividends to shareholders or converted to U.S. dollars, the Fund may have to sell portfolio securities to obtain sufficient cash to pay such dividends.

 The introduction of a single currency, the euro, on January 1, 1999 for par-ticipating nations in the European Economic and Monetary Union ("EMU") pre-sents unique uncertainties, including the legal treatment of certain out-standing financial contracts after January 1, 1999 that refer to existing currencies rather than the euro; the establishment and maintenance of exchange rates for currencies being converted into the euro; the fluctuation of the euro relative to non-euro currencies during the transition period from January 1, 1999 to December 31, 2000 and beyond; whether the interest rate, tax and labor regimes of European countries participating in the euro will converge over time; and whether the conversion of the currencies of other countries such as the United Kingdom and Denmark into the euro and the admission of other non-EMU countries such as Poland, Latvia and Lithuania as members of the EMU may have an impact on the euro. These or other factors, including political and economic risks, could cause market disruptions before or after the introduction of the euro, and could adversely affect the value of securities held by the Funds.

 Brokerage commissions, custodial services and other costs relating to investment in international securities markets generally are more expensive than in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such proce-dures have been unable to keep pace with the volume of securities transac-tions, thus making it difficult to conduct such transactions.

 Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than a U.S. issuer. In addition, there is generally less government regulation of foreign markets, companies and securities dealers than in the United States. Foreign securities markets

                                                                             3-P
 may have substantially less volume than U.S. securities markets and securi-ties of many foreign issuers are less liquid and more volatile than securi-ties of comparable domestic issuers. Furthermore, with respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on divi-dend or interest payments (or, in some cases, capital gains), limitations on the removal of funds or other assets of the Funds, and political or social instability or diplomatic developments which could affect investments in those countries.

 Investment in sovereign debt obligations by certain Funds involves risks not present in debt obligations of corporate issuers. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and a Fund may have limited recourse in the event of a default. Periods of economic uncertainty may result in volatility of market prices of sovereign debt, and in turn a Fund's NAV, to a greater extent than the volatility inherent in debt obligations of U.S. issuers. A sovereign debtor's willingness or ability to repay principal and pay inter-est in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availabil-ity of sufficient foreign exchange on the date a payment is due, the rela-tive size of the debt service burden to the economy as a whole, the sover-eign debtor's policy toward international lenders and the political constraints to which a sovereign debtor may be subject.

 RISKS OF EMERGING COUNTRIES. Certain Funds may invest in securities of issuers located in emerging countries. The risks of foreign investment are heightened when the issuer is located in an emerging country.

 Many emerging countries may be subject to a substantial degree of economic, political and social instability. Governments of some emerging countries are authoritarian in nature or have been installed or removed as a result of military coups, while governments in other emerging countries have periodi-cally used force to suppress civil dissent. Disparities of wealth, the pace and success of democratization, and ethnic, religious and racial disaffec-tion, among other factors, have also led to social unrest, violence and/or labor unrest in emerging countries. Investing in emerging countries involves greater risk of loss due to expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested.

 A Fund's investment in emerging countries may also be subject to withholding or other taxes, which may be significant and may reduce the return from an investment in such country to the Fund. Settlement procedures in emerging countries are frequently less developed and reliable than those in the United States and may

4-P

                                                                      APPENDIX A

 involve a Fund's delivery of securities before receipt of payment for their sale. In addition, significant delays are common in certain markets in reg-istering the transfer of securities. Settlement or registration problems may make it more difficult for a Fund to value its portfolio securities and could cause the Fund to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Fund has delivered or the Fund's inability to complete its contractual obligations.

 The small size and inexperience of the securities markets in certain emerg-ing countries and the limited volume of trading in securities in those coun-tries may make a Fund's investments in such countries less liquid and more volatile than investments in countries with more developed securities mar-kets (such as the United States, Japan and most Western European countries).

 Many emerging countries have experienced currency devaluations and substan-tial (and, in some cases, extremely high) rates of inflation, which have a negative effect on the economies and securities markets of such emerging countries. Economies in emerging countries generally are dependent heavily upon commodity prices and international trade and, accordingly, have been and may continue to be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

 A Fund's use of foreign currency management techniques in emerging countries may be limited. Due to the limited market for these instruments in emerging countries, the Investment Adviser does not currently anticipate that a sig-nificant portion of the Funds' currency exposure in emerging countries, if any, will be covered by such instruments.

 RISK OF ILLIQUID SECURITIES. Each Fund may invest up to 15% of its net assets in illiquid securities which cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include:

  .Both domestic and foreign securities that are not readily marketable

  .Certain municipal leases and participation interests

  .Certain stripped Mortgage-Backed Securities

  . Repurchase agreements and time deposits with a notice or demand period of more than seven days

  .Certain over-the-counter options


                                                                             5-P

  . Certain restricted securities, unless it is determined, based upon a review of the trading markets for a specific restricted security, that a restricted security is eligible for resale pursuant to Rule 144A under the Securities Act of 1933 and, therefore, is liquid

 Investing in restricted securities eligible for resale pursuant to Rule 144A may decrease the liquidity of a Fund's portfolio to the extent that quali-fied institutional buyers become for a time uninterested in purchasing these restricted securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liq-uid market exists.

 C. PORTFOLIO SECURITIES AND TECHNIQUES

 This section provides further information on certain types of securities and investment techniques that may be used by the Funds, including their associ-ated risks. Further information is provided in the Additional Statement, which is available upon request.

 U.S. GOVERNMENT SECURITIES AND RELATED CUSTODIAL RECEIPTS

 U.S. Government Securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. government agencies, instrumentalities or spon-sored enterprises. U.S. Government Securities may be supported by (a) the full faith and credit of the U.S. Treasury (such as the Government National Mortgage Association ("Ginnie Mae")), (b) the right of the issuer to borrow from the U.S. Treasury (such as securities of the Student Loan Marketing Association), (c) the discretionary authority of the U.S. government to pur-chase certain obligations of the issuer (such as the Federal National Mort-gage Association ("Fannie Mae") and Federal Home Loan Mortgage Corporation ("Freddie Mac")), or (d) only the credit of the issuer. U.S. Government Securities also include Treasury receipts, zero coupon bonds and other stripped U.S. Government Securities, where the interest and principal compo-nents of stripped U.S. Government Securities are traded independently.

 Interest in U.S. Government Securities may be purchased in the form of cus-todial receipts that evidence ownership of future interest payments, princi-pal payments or both on certain notes or bonds issued or guaranteed as to principal and interest by the U.S. government, its agencies, instrumentali-ties, political subdivisions or authorities. For certain securities law pur-poses, custodial receipts are not considered obligations of U.S. government.

6-P

                                                                      APPENDIX A


 MORTGAGE-BACKED SECURITIES

 Mortgage-Backed Securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Mortgage-Backed Securities can be backed by either fixed rate mortgage loans or adjustable rate mortgage loans, and may be issued by either a governmental or non-governmental entity. Privately issued Mortgage-Backed Securities are normally structured with one or more types of "credit enhancement." However, these Mortgage-Backed Securities typically do not have the same credit standing as U.S. government guaranteed Mortgage-Backed Securities.

 Mortgage-Backed Securities may include multiple class securities, including collateralized mortgage obligations ("CMOs") and Real Estate Mortgage Investment Conduit ("REMIC") pass-through or participation certificates. CMOs provide an investor with a specified interest in the cash flow from a pool of underlying mortgages or of other Mortgage-Backed Securities. CMOs are issued in multiple classes. In most cases, payments of principal are applied to the CMO classes in the order of their respective stated maturi-ties, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full. A REMIC is a CMO that qualifies for special tax treatment under the Code and invests in certain mortgages principally secured by interests in real prop-erty and other permitted investments.

 Mortgaged-Backed Securities also include stripped mortgage-backed securities ("SMBS"), which are derivative multiple class Mortgage-Backed Securities. SMBS are usually structured with two different classes: one that receives 100% of the interest payments and the other that receives 100% of the prin-cipal payments from a pool of mortgage loans. The market value of SMBS con-sisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on SMBS that receive all or most of the interest from mortgage loans are generally higher than pre-vailing market yields on other Mortgage-Backed Securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

 Mortgage-Backed Securities (including CMOs, REMICs and SMBS) are subject to both call risk and extension risk as previously described. Because of these risks, these securities can have significantly greater price and yield vola-tility than with traditional fixed-income securities.

 The value of Mortgage-Backed Securities that are structured as pass-through mortgage securities that are collateralized by ARMs are less likely to rise during periods of declining interest rates to the same extent as fixed-rate securities. This is because interest rate declines may result in accelerated prepayments of mortgages

                                                                             7-P
 with the result that proceeds from prepayments will be reinvested at lower interest rates. On the other hand, during periods of rising interest rates, the value of ARMs will lag behind changes in the market rate. ARMs are also typically subject to maximum increases and decreases in the interest rate adjustment which can be made on any one adjustment date, in any one year, or during the life of the security. In the event of dramatic increases or decreases in prevailing market interest rates, the value of a Fund's invest-ments in ARMs may fluctuate more substantially since these limits may pre-vent the security from fully adjusting its interest rate to the prevailing market rates.

 ASSET-BACKED SECURITIES

 Asset-backed securities are securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of pre-payments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. Asset-backed securities present credit risks that are not presented by Mortgage-Backed Securities. This is because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. There is the possibil-ity that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities.

 MUNICIPAL SECURITIES

 Municipal Securities include bonds, notes, commercial paper and other instruments (including participation interests in such securities) issued by or on behalf of the states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agen-cies or instrumentalities, the interest on which, in the opinion of bond counsel for the issuers or counsel selected by the Investment Adviser, is exempt from regular federal income tax (i.e., excluded from gross income for federal income tax purposes but not necessarily exempt from federal alterna-tive minimum tax or from state or local taxes). Because of their tax-exempt status, the yields and market values of Municipal Securities may be more adversely impacted by changes in the tax rates and policies than taxable fixed-income securities.

 Municipal Securities are often issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Municipal Securities include private activity bonds, municipal

8-P

                                                                      APPENDIX A

 leases, certificates of participation, pre-refunded municipal securities and auction rate securities.

 The obligations of the issuer to pay the principal of and interest on a Municipal Security are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act, and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest or imposing other constraints upon the enforcement of such obligations. There is also the possibility that, as a result of litigation or other con-ditions, the power or ability of the issuer to pay when due the principal of or interest on a Municipal Security may be materially affected. Municipal lease obligations and certificates of participation are subject to the added risk that the governmental lessee will fail to appropriate funds to enable it to meet its payment obligations under the lease. Although these obliga-tions may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and result in a delay in recovering or the failure to recover fully a Fund's original investment.

 Municipal Securities may be in the form of a tender option bond, which is a Municipal Security (generally held pursuant to a custodial arrangement) hav-ing a relatively long maturity and bearing interest at a fixed rate substan-tially higher than prevailing short-term, tax-exempt rates. The bond is typ-ically issued with the agreement of a third party, such as a bank, broker-dealer or other financial institution, which grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the dif-ference between the bond's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. Certain tender option bonds may be illiquid.

 In order to enhance the liquidity of Municipal Securities, a Fund may (but is not required to) acquire the right to sell a security to another party at a guaranteed price and date. This right to resell may be referred to as a "standby commitment" or liquidity put, depending on its characteristics. The aggregate price which a Fund pays for securities with standby commitments may be higher than the price which otherwise would be paid for the securi-ties. Standby commitments may not be available or may not be available on satisfactory terms.

                                                                             9-P

 CORPORATE DEBT OBLIGATIONS; TRUST PREFERRED SECURITIES; CONVERTIBLE
 SECURITIES

 Corporate debt obligations include bonds, notes, debentures and other obli-gations of corporations to pay interest and repay principal, and include securities issued by banks and other financial institutions. A trust pre-ferred or capital security is a long dated bond (for example, 30 years) with preferred features. The preferred features are that payment of interest can be deferred for a specified period without initiating a default event. The securities are generally senior in claim to standard preferred stock but junior to other bondholders.

 Convertible securities are preferred stock or debt obligations that are con-vertible into common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar qual-ity. Convertible securities in which a Fund invests are subject to the same rating criteria as its other investments in fixed-income securities. Con-vertible securities have both equity and fixed-income risk characteristics. Like all fixed-income securities, the value of convertible securities is susceptible to the risk of market losses attributable to changes in interest rates. Generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price of the convertible secu-rity, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security, like a fixed-income security, tends to trade increasingly on a yield basis, and thus may not decline in price to the same extent as the underlying common stock.

 FOREIGN CURRENCY TRANSACTIONS

 A Fund may, to the extent it invests in foreign securities, purchase or sell foreign currencies on a cash basis or through forward contracts. A forward contract involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract. A Fund may engage in foreign currency transactions for hedging purposes and to seek to protect against anticipated changes in future foreign currency exchange rates. In addition, a Fund also may enter into such transactions to seek to increase total return when the Investment Adviser anticipates fluctuation in the value of the foreign currency, but securities denominated or quoted in that currency do not present attractive investment opportunities and are not held in the Fund's portfolio, which is considered a speculative practice. Some Funds may also engage in cross-hedging by using forward contracts in a cur-rency different from that in which the hedged security is denomi-

10-P

                                                                      APPENDIX A

 nated or quoted if the Investment Adviser determines that there is a pattern of correlation between the two currencies. A Fund may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the Investment Adviser, it would be beneficial to convert such currency into U.S. dollars at a later date, based on anticipated changes in the relevant exchange rate.

 Currency exchange rates may fluctuate significantly over short periods of time, causing, along with other factors, a Fund's NAV to fluctuate (when the Fund's NAV fluctuates, the value of your shares may go up or down). Currency exchange rates also can be affected unpredictably by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad.

 The market in forward foreign currency exchange contracts, currency swaps and other privately negotiated currency instruments offers less protection against defaults by the other party to such instruments than is available for currency instruments traded on an exchange. Such contracts are subject to the risk that the counterparty to the contract will default on its obli-gations. Since these contracts are not guaranteed by an exchange or clear-inghouse, a default on a contract would deprive a Fund of unrealized prof-its, transaction costs or the benefits of a currency hedge or force the Fund to cover its purchase or sale commitments, if any, at the current market price.

 STRUCTURED SECURITIES

 Structured securities are securities whose value is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the "Reference") or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. Structured securities may be posi-tively or negatively indexed, so that appreciation of the Reference may pro-duce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Refer-ence. Consequently, structured securities may entail a greater degree of market risk than other types of fixed-income securities, and may be more volatile, less liquid and more difficult to accurately price than less com-plex securities. Structured securities include, but are not limited to, inverse floating rate debt securities ("inverse floaters"). The interest rate on inverse floaters resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate var-ies by a magnitude that exceeds the magnitude

                                                                            11-P
 of the change in the index rate of interest. The higher the degree of lever-age of an inverse floater, the greater the volatility of its market value.

 ZERO COUPON, DEFERRED INTEREST, PAY-IN-KIND AND CAPITAL APPRECIATION BONDS

 These securities are issued at a discount from their face value because interest payments are typically postponed until maturity. Pay-in-kind secu-rities are securities that have interest payable by the delivery of addi-tional securities. The market prices of these securities generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest-bearing securities having similar maturities and credit quality.

 MORTGAGE DOLLAR ROLLS

 A mortgage dollar roll involves the sale by a Fund of securities for deliv-ery in the current month. The Fund simultaneously contracts with the same counterparty to repurchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund benefits to the extent of any difference between (a) the price received for the securities sold and (b) the lower forward price for the future purchase and/or fee income plus the interest earned on the cash proceeds of the securities sold. Unless the ben-efits of a mortgage dollar roll exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the roll, the use of this technique will diminish the Fund's investment performance.

 Successful use of mortgage dollar rolls depends upon the Investment Advis-er's ability to predict correctly interest rates and mortgage prepayments. If the Investment Adviser is incorrect in its prediction, a Fund may experi-ence a loss. For financial reporting and tax purposes, the Funds treat mort-gage dollar rolls as two separate transactions: one involving the purchase of a security and a separate transaction involving a sale. The Funds do not currently intend to enter into mortgage dollar rolls that are accounted for as a financing, and do not treat them as borrowings.

 OPTIONS ON SECURITIES, SECURITIES INDICES AND FOREIGN CURRENCIES

 A put option gives the purchaser of the option the right to sell, and the writer (seller) of the option the obligation to buy, the underlying instru-ment during the option period. A call option gives the purchaser of the option the right to buy, and the writer (seller) of the option the obliga-tion to sell, the underlying instrument

12-P

                                                                      APPENDIX A

 during the option period. Each Fund may write (sell) covered call and put options and purchase put and call options on any securities in which it may invest or on any securities index composed of securities in which it may invest. A Fund may also, to the extent it invests in foreign securities, purchase and sell (write) put and call options on foreign currencies.

 The writing and purchase of options is a highly specialized activity which involves special investment risks. Options may be used for either hedging or cross-hedging purposes, or to seek to increase total return (which is con-sidered a speculative activity). The successful use of options depends in part on the ability of the Investment Adviser to manage future price fluctu-ations and the degree of correlation between the options and securities (or currency) markets. If the Investment Adviser is incorrect in its expectation of changes in market prices or determination of the correlation between the instruments or indices on which options are written and purchased and the instruments in a Fund's investment portfolio, the Fund may incur losses that it would not otherwise incur. The use of options can also increase a Fund's brokerage transaction costs. Options written or purchased by the Funds may be traded on either U.S. or foreign exchanges or over-the-counter. Foreign and over-the-counter options will present greater possibility of loss because of their greater liquidity and credit risks.

 YIELD CURVE OPTIONS

 Each Fund may enter into options on the yield "spread" or differential between two securities. Such transactions are referred to as "yield curve" options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

 The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, such options pres-ent a risk of loss even if the yield of one of the underlying securities remains constant, or if the spread moves in a direction or to an extent which was not anticipated.

 FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

 Futures contracts are standardized, exchange-traded contracts that provide for the sale or purchase of a specified financial instrument or currency at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. A futures

                                                                            13-P
 contract may be based on various securities (such as U.S. Government Securi-ties), foreign currencies, securities indices and other financial instru-ments and indices. The Funds may engage in futures transactions on both U.S. and foreign exchanges.

 Each Fund may purchase and sell futures contracts, and purchase and write call and put options on futures contracts, in order to seek to increase total return or to hedge against changes in interest rates, securities prices or, to the extent a Fund invests in foreign securities, currency exchange rates, or to otherwise manage their term structures and durations in accordance with their investment objectives and policies. Each Fund may also enter into closing purchase and sale transactions with respect to such contracts and options. A Fund will engage in futures and related options transactions for bona fide hedging purposes as defined in regulations of the Commodity Futures Trading Commission or to seek to increase total return to the extent permitted by such regulations. A Fund may not purchase or sell futures contracts or purchase or sell related options to seek to increase total return, except for closing purchase or sale transactions, if immedi-ately thereafter the sum of the amount of initial margin deposits and premi-ums paid on the Fund's outstanding positions in futures and related options entered into for the purpose of seeking to increase total return would exceed 5% of the market value of the Fund's net assets. Future contracts and related options present the following risks:

 .While a Fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in poorer overall performance than if the Fund had not entered into any futures contracts or options transactions.

 .Because perfect correlation between a futures position and portfolio posi-tion that is intended to be protected is impossible to achieve, the desired protection may not be obtained and a Fund may be exposed to additional risk of loss.

 .The loss incurred by a Fund in entering into futures contracts and in writ-ing call options on futures is potentially unlimited and may exceed the amount of the premium received.

 .Futures markets are highly volatile and the use of futures may increase the volatility of a Fund's NAV.

 .As a result of the low margin deposits normally required in futures trad-ing, a relatively small price movement in a futures contract may result in substantial losses to a Fund.

 .Futures contracts and options on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.


14-P

                                                                      APPENDIX A

 .Foreign exchanges may not provide the same protection as U.S. exchanges.

 WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS.

 When-issued securities are securities that have been authorized but not yet issued. When-issued securities are purchased in order to secure what is con-sidered to be an advantageous price and yield to the Fund at the time of entering into the transaction.

 A forward commitment involves entering into a contract to purchase or sell securities for a fixed price at a future date beyond the customary settle-ment period.

 The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, securities sold on a for-ward commitment basis involves the risk that the value of the securities to be sold may increase before the settlement date. Although a Fund will gener-ally purchase securities on a when-issued or forward commitment basis with the intention of acquiring securities for its portfolio, a Fund may dispose of when-issued securities or forward commitments prior to settlement if the Investment Adviser deems it appropriate to do so.

 LENDING OF PORTFOLIO SECURITIES

 Securities lending involves the lending of securities owned by a Fund to financial institutions such as certain broker-dealers. The borrowers are required to secure their loans continuously with cash, cash equivalents or U.S. Government Securities in an amount at least equal to the market value of the securities loaned. Cash collateral may be invested in cash equiva-lents. If the Investment Adviser determines to make securities loans, the value of the securities loaned may not exceed 33 1/3% of the value of the total assets of a Fund (including the loan collateral).

 A Fund may lend its securities to increase its income. A Fund may, however, experience a delay in the recovery of its securities or possible loss if the institution with which it has engaged in a securities lending transaction breaches its agreement with the Fund.

 REPURCHASE AGREEMENTS

 Repurchase agreements involve the purchase of securities subject to the seller's agreement to repurchase them at a mutually agreed upon date and price. Each Fund may enter into repurchase agreements with dealers in U.S. Government Securities and member banks of the Federal Reserve System which furnish collateral at least equal in value or market price to the amount of their repurchase obligation. Some Funds may also enter into repurchase agreements involving certain foreign government securities.

                                                                            15-P

 If the other party or "seller" defaults, a Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund in connection with the repurchase agree-ment are less than the repurchase price and the cost of the Fund associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, a Fund could suffer other losses if a court determines that the Fund's interest in the collateral is not enforce-able.

 BORROWINGS AND REVERSE REPURCHASE AGREEMENTS

 The Funds can borrow money from banks and enter into reverse repurchase agreements with banks and other financial institutions in amounts not exceeding one-third of its total assets. Reverse repurchase agreements involve the sale of securities held by a Fund subject to the Fund's agree-ment to repurchase them at a mutually agreed upon date and price (including interest). These transactions may be entered into as a temporary measure for emergency purposes or to meet redemption requests. Reverse repurchase agree-ments may also be entered into when the Investment Adviser expects that the interest income to be earned from the investment of the transaction proceeds will be greater than the related interest expense. Borrowings and reverse repurchase agreements involve leveraging. If the securities held by a Fund decline in value while these transactions are outstanding, the NAV of the Fund's outstanding shares will decline in value by proportionately more than the decline in value of the securities. In addition, reverse repurchase agreements involve the risk that the interest income earned by a Fund (from the investment of the proceeds) will be less than the interest expense of the transaction, that the market value of the securities sold by a Fund will decline below the price the Fund is obligated to pay to repurchase the secu-rities, and that the securities may not be returned to the Fund.

 INTEREST RATE SWAPS, MORTGAGE SWAPS, CREDIT SWAPS, CURRENCY SWAPS AND INTEREST RATE CAPS, FLOORS AND COLLARS

 Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. Mortgage swaps are simi-lar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a ref-erence pool or pools of mortgages. Credit swaps involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses of an underlying security. Credit swaps give one party to a transac-tion the right to dispose of or acquire an asset (or group of assets), or the right to receive or make a payment from the other party, upon the occur-rence of specified credit events. Currency swaps involve the exchange of the parties' respective rights to make or receive payments in specified

16-P

                                                                      APPENDIX A

 currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor enti-tles the purchaser, to the extent that a specified index falls below a pre-determined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.

 Each Fund may enter into swap transactions for hedging purposes or to seek to increase total return. The use of interest rate, mortgage, credit and currency swaps, as well as interest rate caps, floors and collars, is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transac-tions. If the Investment Adviser is incorrect in its forecasts of market value, interest rates and currency exchange rates, the investment perfor-mance of a Fund would be less favorable than it would have been if these investment techniques were not used.

 INVERSE FLOATING RATE DEBT SECURITIES ("INVERSE FLOATERS")

 The interest rate on inverse floaters resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the volatility of its market value.

 MISCELLANEOUS TECHNIQUES

 In addition to the techniques and investments described above, each Fund may, with respect to no more than 5% of its net assets, invest in other investment companies.

                                                                            17-P

APPENDIX B--FINANCIAL HIGHLIGHTS

 The financial highlights tables are intended to help you understand a Fund's financial performance for the past five years (or less if the Fund has been in operation for less than five years). Certain information reflects finan-cial results for a single Fund share. The total returns in the table repre-sent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen LLP, whose report, along with a Fund's financial statements, is included in the Fund's annual report (available upon request without charge).

 ADJUSTABLE RATE GOVERNMENT FUND




                                                         INCOME (LOSS) FROM
                                                       INVESTMENT OPERATIONS/A/
                                                                  NET REALIZED
                                                                 AND UNREALIZED
                                                                  GAIN (LOSS)
                                            NET ASSET            ON INVESTMENT,
                                            VALUE AT     NET       OPTION AND
                                            BEGINNING INVESTMENT    FUTURES
                                            OF PERIOD   INCOME    TRANSACTIONS
-------------------------------------------------------------------------------
  FOR THE YEARS ENDED OCTOBER 31,
  1998-Class A Shares                        $ 9.88     $0.53        $(0.17)
  1998-Institutional Shares                    9.88      0.55         (0.16)
  1998-Administration Shares                   9.88      0.53         (0.16)
  1998-Service Shares                          9.88      0.51         (0.16)
  1997-Class A Shares                          9.83      0.57f         0.05f
  1997-Institutional Shares                    9.83      0.59f         0.05f
  1997-Administration Shares                   9.83      0.57f         0.05f
  1997-Service Shares (commenced March 27)     9.84      0.33f         0.04f
  1996-Class A Shares                          9.77      0.55f         0.08f
  1996-Institutional Shares                    9.77      0.57f         0.08f
  1996-Administration Shares                   9.77      0.55f         0.08f
  1995-Class A Shares (commenced May 15)       9.79      0.27f        (0.01)f
  1995-Institutional Shares                    9.74      0.56f         0.07f
  1995-Administration Shares                   9.74      0.54f         0.07f
  1994-Institutional Shares                   10.00      0.43f        (0.24)f
  1994-Administration Shares                  10.00      0.42f        (0.26)f
-------------------------------------------------------------------------------

                                                                             1-Y




                  DISTRIBUTIONS TO SHAREHOLDERS

                             FROM NET       NET                                    NET
                          REALIZED GAIN   INCREASE                               ASSETS
               IN EXCESS  ON INVESTMENT, (DECREASE) NET ASSET                    AT END
   FROM NET      OF NET       OPTION       IN NET    VALUE,           PORTFOLIO    OF
  INVESTMENT   INVESTMENT  AND FUTURES     ASSET     END OF    TOTAL  TURNOVER   PERIOD
    INCOME       INCOME    TRANSACTIONS    VALUE     PERIOD   RETURNB   RATEE   (IN 000S)
-----------------------------------------------------------------------------------------
    $(0.53)      $(0.02)       $--         $(0.19)    $9.69    3.71%    33.64%  $ 60,782
     (0.55)       (0.02)        --          (0.18)     9.70    4.09     33.64    441,228
     (0.53)       (0.02)        --          (0.18)     9.70    3.83     33.64      5,999
     (0.51)       (0.02)        --          (0.18)     9.70    3.57     33.64        822
     (0.57)          --         --           0.05      9.88    6.43     46.58     43,393
     (0.59)          --         --           0.05      9.88    6.70     46.58    463,511
     (0.57)          --         --           0.05      9.88    6.43     46.58      2,793
     (0.33)          --         --           0.04      9.88    3.81d    46.58        346
     (0.55)       (0.02)        --           0.06      9.83    6.60     52.36     10,728
     (0.57)       (0.02)        --           0.06      9.83    6.86     52.36    613,149
     (0.55)       (0.02)        --           0.06      9.83    6.60     52.36      3,792
     (0.27)       (0.01)        --          (0.02)     9.77    2.74d    24.12     15,203
     (0.57)       (0.03)        --           0.03      9.77    6.75     24.12    657,358
     (0.55)       (0.03)        --           0.03      9.77    6.48     24.12      3,572
     (0.45)          --         --          (0.26)     9.74    1.88     37.81    942,523
     (0.42)          --         --          (0.26)     9.74    1.63     37.81      6,960
-----------------------------------------------------------------------------------------

2-Y

                                                APPENDIX B--FINANCIAL HIGHLIGHTS

                                                            RATIOS ASSUMING
                                                          NO VOLUNTARY WAIVER
                                                              OF FEES OR
                                                          EXPENSE LIMITATIONS

                                               RATIO OF              RATIO OF
                                    RATIO OF     NET                   NET
                                      NET     INVESTMENT  RATIO OF  INVESTMENT
                                    EXPENSES    INCOME    EXPENSES    INCOME
                                   TO AVERAGE TO AVERAGE TO AVERAGE TO AVERAGE
                                   NET ASSETS NET ASSETS NET ASSETS NET ASSETS
------------------------------------------------------------------------------
  FOR THE YEARS ENDED OCTOBER 31,
  1998-Class A Shares                 0.80%      5.40%      1.02%      5.18%
  1998-Institutional Shares           0.53       5.63       0.53       5.63
  1998-Administration Shares          0.78       5.33       0.78       5.33
  1998-Service Shares                 1.03       5.09       1.03       5.09
  1997-Class A Shares                 0.74       5.60       1.02       5.32
  1997-Institutional Shares           0.49       5.99       0.52       5.96
  1997-Administration Shares          0.74       5.73       0.77       5.70
  1997-Service Shares (commenced
   March 27)                          1.05c      5.64c      1.08c      5.61c
  1996-Class A Shares                 0.70       5.59       1.01       5.28
  1996-Institutional Shares           0.45       5.85       0.51       5.79
  1996-Administration Shares          0.70       5.59       0.76       5.53
  1995-Class A Shares (commenced
   May 15)                            0.69c      5.87c      1.01c      5.55c
  1995-Institutional Shares           0.46       5.77       0.53       5.70
  1995-Administration Shares          0.71       5.50       0.78       5.43
  1994-Institutional Shares           0.46       4.38       0.49       4.35
  1994-Administration Shares          0.71       4.27       0.74       4.24
------------------------------------------------------------------------------

                                                                             3-Y

 SHORT DURATION GOVERNMENT FUND



                                                       INCOME (LOSS) FROM
                                                     INVESTMENT OPERATIONSA
                                                               NET REALIZED
                                                              AND UNREALIZED
                                       NET ASSET              GAIN (LOSS) ON
                                       VALUE AT     NET     INVESTMENT,  OPTION
                                       BEGINNING INVESTMENT     AND FUTURES
                                       OF PERIOD   INCOME      TRANSACTIONS
-------------------------------------------------------------------------------
FOR THE YEARS ENDED OCTOBER 31,
1998-Class A Shares                     $ 9.88     $0.57          $ 0.04
1998-Class B Shares                       9.86      0.51            0.03
1998-Class C Shares                       9.86      0.49            0.03
1998-Institutional Shares                 9.86      0.58            0.06
1998-Administration Shares                9.89      0.55            0.05
1998-Service Shares                       9.86      0.55            0.04
1997-Class A Shares (commenced May 1)     9.78      0.31f           0.09f
1997-Class B Shares (commenced May 1)     9.75      0.28f          0.10f
1997-Class C Shares (commenced August
 15)                                      9.83      0.12f           0.02f
1997-Institutional Shares                 9.83      0.64f           0.03f
1997-Administration Shares                9.85      0.62f           0.04f
1997-Service Shares                       9.82      0.59f           0.04f
1996-Institutional Shares                 9.82      0.63f           0.01f
1996-Administration Sharesg               9.86      0.38f             --f
1996-Service Shares (commenced April
 10)                                      9.72      0.31f           0.10f
1995-Institutional Shares                 9.64      0.66f           0.17f
1995-Administration Sharesg               9.64      0.24f          (0.04)f
1994-Institutional Shares                10.14      0.56f          (0.46)f
1994-Administration Shares               10.14      0.53f          (0.45)f
-------------------------------------------------------------------------------

4-Y

                                                APPENDIX B--FINANCIAL HIGHLIGHTS

     DISTRIBUTIONS TO SHAREHOLDERS
                             FROM NET
                          REALIZED GAIN      NET
               IN EXCESS  ON INVESTMENT,  INCREASE   NET ASSET                   NET ASSETS
   FROM NET      OF NET       OPTION     (DECREASE)   VALUE,           PORTFOLIO AT END OF
  INVESTMENT   INVESTMENT  AND FUTURES     IN NET     END OF    TOTAL  TURNOVER    PERIOD
    INCOME       INCOME    TRANSACTIONS  ASSET VALUE  PERIOD   RETURNB   RATEE   (IN 000S)
-------------------------------------------------------------------------------------------
    $(0.58)       $--         $   --       $ 0.03      $9.91    6.36%   119.89%   $ 56,725
     (0.52)        --             --         0.02       9.88    5.62    119.89       5,025
     (0.50)        --             --         0.02       9.88    5.46    119.89       4,527
     (0.60)        --             --         0.04       9.90    6.75    119.89     145,514
     (0.58)        --             --         0.02       9.91    6.27    119.89       7,357
     (0.56)        --             --         0.03       9.89    6.12    119.89       6,232
     (0.30)        --             --         0.10       9.88    4.14d   102.58       9,491
     (0.27)        --             --         0.11       9.86    3.94d   102.58         747
     (0.11)        --             --         0.03       9.86    1.44d   102.58         190
     (0.64)        --             --         0.03       9.86    7.07    102.58     103,729
     (0.62)        --             --         0.04       9.89    6.91    102.58       1,060
     (0.59)        --             --         0.04       9.86    6.63    102.58       3,337
     (0.63)        --             --         0.01       9.83    6.75    115.45      99,944
     (0.39)        --             --        (0.01)      9.85    4.00d   115.45         252
     (0.31)        --             --         0.10       9.82    4.35d   115.45       1,822
     (0.65)        --             --         0.18       9.82    8.97    292.56     103,760
     (0.21)        --             --        (0.01)      9.63    2.10d   292.56          --
     (0.56)        --          (0.04)       (0.50)      9.64    0.99    289.79     193,095
     (0.54)        --          (0.04)       (0.50)      9.64    0.73    289.79         730
-------------------------------------------------------------------------------------------

                                                                             5-Y

                                                          RATIOS ASSUMING NO
                                                          VOLUNTARY WAIVER OF
                                                            FEES OR EXPENSE
                                                              LIMITATIONS
                                           RATIO OF NET            RATIO OF NET
                              RATIO OF NET  INVESTMENT   RATIO OF   INVESTMENT
                                EXPENSES      INCOME     EXPENSES     INCOME
                               TO AVERAGE   TO AVERAGE  TO AVERAGE  TO AVERAGE
                               NET ASSETS   NET ASSETS  NET ASSETS  NET ASSETS
-------------------------------------------------------------------------------
  FOR THE YEARS ENDED
   OCTOBER 31,
  1998-Class A Shares             0.81%        5.68%       1.32%       5.17%
  1998-Class B Shares             1.41         5.12        1.87        4.66
  1998-Class C Shares             1.56         4.64        1.87        4.33
  1998-Institutional Shares       0.53         6.06        0.84        5.75
  1998-Administration Shares      0.78         5.76        1.09        5.45
  1998-Service Shares             1.03         5.56        1.34        5.25
  1997-Class A Shares
   (commenced May 1)              0.70c        6.05c       1.32c       5.43c
  1997-Class B Shares
   (commenced May 1)              1.30c        5.52c       1.82c       5.00c
  1997-Class C Shares
   (commenced May 15)             1.45c        5.52c       1.82c       5.15c
  1997-Institutional Shares       0.45         6.43        0.82        6.06
  1997-Administration Shares      0.70         6.19        1.07        5.82
  1997-Service Shares             0.95         5.92        1.32        5.55
  1996-Institutional Shares       0.45         6.44        0.71        6.18
  1996-Administration
   Sharesg                        0.70c        5.97c       0.96c       5.71c
  1996-Service Shares
   (commenced April 10)           0.95c        6.05c       1.21c       5.79c
  1995-Institutional Shares       0.45         6.87        0.72        6.60
  1995-Administration
   Sharesg                        0.70c        7.91c       0.90c       7.71c
  1994-Institutional Shares       0.45         5.69        0.59        5.55
  1994-Administration Shares      0.70         5.38        0.84        5.24
-------------------------------------------------------------------------------

6-Y

                                                APPENDIX B--FINANCIAL HIGHLIGHTS




                      [This page intentionally left blank]

7-Y

 SHORT DURATION TAX-FREE FUND


                                                    INCOME (LOSS) FROM
                                                  INVESTMENT OPERATIONSN
                                                         NET REALIZED
                                                        AND UNREALIZED
                                                        GAIN (LOSS) ON
                                   NET ASSET             INVESTMENT,
                                    VALUE,      NET       OPTION AND
                                   BEGINNING INVESTMENT    FUTURES
                                   OF PERIOD  INCOMEE   TRANSACTIONSE
------------------------------------------------------------------------------
  FOR THE YEARS ENDED OCTOBER 31,
  1998-Class A Shares               $10.08     $0.36        $0.13
  1998-Class B Shares                10.08      0.30         0.12
  1998-Class C Shares                10.07      0.28         0.14
  1998-Institutional Shares          10.07      0.39         0.13
  1998-Administration Shares         10.07      0.36         0.13
  1998-Service Shares                10.07      0.34         0.13
  1997-Class A Shares (commenced
   May 1)                             9.94      0.20         0.14
  1997-Class B Shares (commenced
   May 1)                             9.94      0.16         0.14
  1997-Class C Shares (commenced
   August 15)                        10.04      0.07         0.03
  1997-Institutional Shares           9.96      0.42         0.11
  1997-Administration Shares          9.96      0.39         0.11
  1997-Service Shares                 9.97      0.37         0.10
  1996-Institutional Shares           9.94      0.42         0.02
  1996-Administration Shares          9.94      0.39         0.02
  1996-Service Shares                 9.95      0.37         0.02
  1995-Institutional Shares           9.79      0.42         0.15
  1995-Administration Shares          9.79      0.40         0.15
  1995-Service Shares                 9.79      0.37         0.16
  1994-Institutional Shares          10.23      0.38        (0.36)
  1994-Administration Shares         10.23      0.35        (0.36)
  1994-Service Shares (commenced
   September 20)                      9.86      0.05        (0.07)
------------------------------------------------------------------------------

8-Y

                                                APPENDIX B--FINANCIAL HIGHLIGHTS


     DISTRIBUTIONS TO SHAREHOLDERS

                            FROM NET
                          REALIZED GAIN     NET                                     NET
               IN EXCESS  ON INVESTMENT  INCREASE   NET ASSET                     ASSETS
   FROM NET      OF NET      OPTION     (DECREASE)   VALUE,            PORTFOLIO AT END OF
  INVESTMENT   INVESTMENT  AND FUTURES    IN NET     AT END    TOTAL   TURNOVER   PERIOD
    INCOME       INCOME   TRANSACTIONS  ASSET VALUE OF PERIOD RETURNB    RATE    (IN 000S)
------------------------------------------------------------------------------------------
    $(0.38)        --        $   --       $ 0.11     $10.19    4.97%    140.72%   $19.881
     (0.32)        --            --         0.10      10.18     4.25    140.72        974
     (0.31)        --            --         0.11      10.18     4.19    140.72      2,256
     (0.41)        --            --         0.11      10.18     5.25    140.72     57,647
     (0.38)        --            --         0.11      10.18     4.99    140.72        525
     (0.36)        --            --         0.11      10.18     4.73    140.72      2,560
     (0.20)        --            --         0.14      10.08     3.39d   194.75      4,023
     (0.16)        --            --         0.14      10.08     3.07d   194.75        106
     (0.07)        --            --         0.03      10.07     0.97d   194.75          2
     (0.42)        --            --         0.11      10.07     5.40    194.75     28,821
     (0.39)        --            --         0.11      10.07     5.14    194.75         77
     (0.37)        --            --         0.10      10.07     4.77    194.75      2,051
     (0.42)        --            --         0.02       9.96     4.50    231.65     34,814
     (0.39)        --            --         0.02       9.96     4.24    231.65         48
     (0.37)        --            --         0.02       9.97     3.98    231.65        695
     (0.42)        --            --         0.15       9.94     5.98    259.52     53,389
     (0.40)        --            --         0.15       9.94     5.76    259.52         46
     (0.37)        --            --         0.16       9.95     5.59    259.52        454
     (0.38)        --         (0.08)       (0.44)      9.79     0.17    354.00     83,704
     (0.35)        --         (0.08)       (0.44)      9.79    (0.11)   354.00      3,866
     (0.05)        --            --        (0.07)      9.79    (0.32)d  354.00        440
------------------------------------------------------------------------------------------

                                                                             9-Y

                                                          RATIOS ASSUMING NO
                                                         VOLUNTARY WAIVER OF
                                                           FEES OR EXPENSE
                                                             LIMITATIONS
                               RATIO OF   RATIO OF NET             RATIO OF NET
                                  NET      INVESTMENT   RATIO OF    INVESTMENT
                              EXPENSES TO  INCOME TO   EXPENSES TO  INCOME TO
                                AVERAGE     AVERAGE      AVERAGE     AVERAGE
                              NET ASSETS   NET ASSETS  NET ASSETS   NET ASSETS
-------------------------------------------------------------------------------
  FOR THE YEARS ENDED
   OCTOBER 31,
  1998-Class A Shares            0.71%        3.54%       1.74%        2.51%
  1998-Class B Shares            1.31         3.06        2.27         2.10
  1998-Class C Shares            1.46         2.82        2.27         2.01
  1998-Institutional Shares      0.45         3.92        1.26         3.11
  1998-Administration Shares     0.70         3.58        1.51         2.77
  1998-Service Shares            0.95         3.44        1.76         2.63
  1997-Class A Shares
   (commenced May 1)             0.70c        3.81c       1.73c        2.78c
  1997-Class B Shares
   (commenced May 1)             1.30c        3.31c       2.23c        2.38c
  1997-Class C Shares
   (commenced August 15)         1.45c        2.60c       2.23c        1.82c
  1997-Institutional Shares      0.45         4.18        1.23         3.40
  1997-Administration Shares     0.70         3.91        1.48         3.13
  1997-Service Shares            0.95         3.66        1.73         2.88
  1996-Institutional Shares      0.45         4.21        1.01         3.65
  1996-Administration Shares     0.70         3.96        1.26         3.40
  1996-Service Shares            0.95         3.74        1.51         3.18
  1995-Institutional Shares      0.45         4.31        0.77         3.99
  1995-Administration Shares     0.70         4.14        1.02         3.82
  1995-Service Shares            0.95         3.87        1.27         3.55
  1994-Institutional Shares      0.45         3.74        0.61         3.58
  1994-Administration Shares     0.70         3.51        0.86         3.35
  1994-Service Shares
   (commenced September 20)      0.95c        4.30c       1.11c        4.14c
-------------------------------------------------------------------------------

10-Y

                                                APPENDIX B--FINANCIAL HIGHLIGHTS




                      [This page intentionally left blank]

                                                                            11-Y

 CORE FIXED INCOME FUND



                                                       INCOME (LOSS) FROM
                                                     INVESTMENT OPERATIONSA
                                                                NET REALIZED
                                                               AND UNREALIZED
                                                               GAIN (LOSS) ON
                                                                INVESTMENT,
                                                                  OPTION,
                                         NET ASSET              FUTURES AND
                                         VALUE AT     NET     FOREIGN CURRENCY
                                         BEGINNING INVESTMENT     RELATED
                                         OF PERIOD   INCOME     TRANSACTIONS
------------------------------------------------------------------------------
  FOR THE YEARS ENDED OCTOBER 31,
  1998-Class A Shares                     $10.06     $0.59         $ 0.27
  1998-Class B Shares                      10.09      0.52           0.27
  1998-Class C Shares                      10.09      0.90           0.27
  1998-Institutional Shares                10.08      1.08           0.29
  1998-Administration Shares               10.07      0.57           0.29
  1998-Service Shares                      10.09      0.99           0.27
  1997-Class A Shares (commenced May 1)     9.70      0.30           0.36
  1997-Class B Shares (commenced May 1)     9.72      0.27           0.37
  1997-Class C Shares (commenced August
   15)                                      9.93      0.11           0.16
  1997-Institutional Shares                 9.85      0.64           0.23
  1997-Administration Shares                9.84      0.62           0.23
  1997-Service Shares                       9.86      0.59           0.23
  1996-Institutional Shares                10.00      0.64          (0.07)
  1996-Administrative Shares (commenced
   February 28)                             9.91      0.41          (0.07)
  1996-Service Shares (commenced March
   13)                                      9.77      0.38           0.09
  1995-Institutional Shares                 9.24      0.64           0.76
  FOR THE PERIOD ENDED OCTOBER 31,
  1994-Institutional Shares (commenced
   January 5)                              10.00      0.46          (0.76)
------------------------------------------------------------------------------

12-Y

                                                APPENDIX B--FINANCIAL HIGHLIGHTS

    DISTRIBUTIONS TO SHAREHOLDERS
                            FROM NET
                            REALIZED      NET                                     NET
                            GAIN ON     INCREASE                                ASSETS
               IN EXCESS  INVESTMENT,  (DECREASE) NET ASSET                     AT END
   FROM NET      OF NET    OPTION AND    IN NET    VALUE,            PORTFOLIO    OF
  INVESTMENT   INVESTMENT   FUTURES      ASSET     END OF    TOTAL   TURNOVER   PERIOD
    INCOME       INCOME   TRANSACTIONS   VALUE     PERIOD   RETURNB    RATEE   (IN 000S)
----------------------------------------------------------------------------------------
    $(0.59)      $(0.02)     $(0.06)     $0.19     $10.25     8.76%   271.50%   $56,267
     (0.52)       (0.02)      (0.06)      0.19      10.28     7.94    271.50      7,209
     (0.90)       (0.02)      (0.06)      0.19      10.28     7.94    271.50      5,587
     (1.08)       (0.03)      (0.06)      0.20      10.28     9.15    271.50    195,730
     (0.57)       (0.03)      (0.06)      0.20      10.27     8.88    271.50     12,743
     (0.99)       (0.02)      (0.06)      0.19      10.28     8.50    271.50      5,263
     (0.30)          --          --       0.36      10.06     6.94d   361.27      9,336
     (0.27)          --          --       0.37      10.09     6.63d   361.27        621
     (0.11)          --          --       0.16      10.09     2.74d   361.27        272
     (0.64)          --          --       0.23      10.08     9.19    361.27     79,230
     (0.62)          --          --       0.23      10.07     8.92    361.27      6,176
     (0.59)          --          --       0.23      10.09     8.65    361.27      1,868
     (0.64)          --       (0.08)     (0.15)      9.85     5.98    414.20     72,061
     (0.41)          --          --      (0.07)      9.84     3.56d   414.20        702
     (0.38)          --          --       0.09       9.86     4.90d   414.20        381
     (0.64)          --          --       0.76      10.00    15.72    382.26     55,502
     (0.46)          --          --      (0.76)      9.24    (3.00)d  285.25     24,508
----------------------------------------------------------------------------------------

                                                                            13-Y

                                                           RATIOS ASSUMING NO
                                                           VOLUNTARY WAIVER OF
                                                                  FEES
                                                               OR EXPENSE
                                                               LIMITATIONS
                                                RATIO OF              RATIO OF
                                     RATIO OF     NET                   NET
                                       NET     INVESTMENT  RATIO OF  INVESTMENT
                                     EXPENSES    INCOME    EXPENSES    INCOME
                                    TO AVERAGE TO AVERAGE TO AVERAGE TO AVERAGE
                                    NET ASSETS NET ASSETS NET ASSETS NET ASSETS
-------------------------------------------------------------------------------
  FOR THE YEARS ENDED OCTOBER 31,
  1998-Class A Shares                  0.74%      5.58%      1.31%      5.11%
  1998-Class B Shares                  1.49       4.82       1.75       4.56
  1998-Class C Shares                  1.49       4.81       1.75       4.55
  1998-Institutional Shares            0.46       5.95       0.72       5.69
  1998-Administration Shares           0.71       5.70       0.97       5.44
  1998-Service Shares                  0.96       5.44       1.22       5.18
  1997-Class A Shares (commenced
   May 1)                              0.70c      6.13c      1.33c      5.50c
  1997-Class B Shares (commenced
   May 1)                              1.45c      5.28c      1.83c      4.90c
  1997-Class C Shares (commenced
   August 15)                          1.45c      4.84c      1.83c      4.46c
  1997-Institutional Shares            0.45       6.53       0.83       6.15
  1997-Administration Shares           0.70       6.27       1.08       5.89
  1997-Service Shares                  0.95       6.00       1.33       5.62
  1996-Institutional Shares            0.45       6.51       0.83       6.13
  1996-Administrative Shares
   (commenced February 28)             0.70c      6.41c      1.08c      6.03c
  1996-Service Shares (commenced
   March 13)                           0.95c      6.37c      1.33c      5.99c
  1995-Institutional Shares            0.45       6.56       0.96       6.05
  FOR THE PERIOD ENDED OCTOBER 31,
  1994-Institutional Shares
   (commenced January 5)               0.45c      6.48c      1.46c      5.47c
-------------------------------------------------------------------------------

14-Y

                                                APPENDIX B--FINANCIAL HIGHLIGHTS






 a Includes the balancing effect of calculating per share amounts.
 b Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales charge. Total return would be reduced if a sales or redemption charge were taken into account.
 c Annualized.
 d Not annualized.
 e Includes the effect of mortgage dollar roll transactions.
 f Calculated based on the average shares outstanding methodology.
 g Short Duration Government Fund Administration shares commenced activity on April 15, 1993, were redeemed in full on February 23, 1995 and re-com-menced on February 28, 1996 at $9.86.

                                                                            15-Y

Fixed Income Funds
Prospectus (Administration Shares)

 FOR MORE INFORMATION


 Annual/Semiannual Report
 Additional information about the Funds' investments is available in the Funds' annual and semiannual reports to shareholders. In the Funds' annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during its last fiscal year.

 Statement of Additional Information
 Additional information about the Funds and their policies is also available in the Funds' Statement of Additional Information ("Additional Statement"). The Additional Statement is incorporated by reference into this Prospectus (is legally considered part of this Prospectus).

 The Funds' annual and semiannual reports, and the Additional Statement, are available free upon request by calling Goldman Sachs at 1-800-621-2550.

 To obtain other information and for shareholder inquiries:

 By telephone - Call 1-800-621-2550
 By mail - Goldman, Sachs & Co., 4900 Sears Tower, Chicago, Illinois 60606 By e-mail - gs-funds@gs.com
 On the Internet - Text-only versions of the Funds' documents are located online and may be downloaded from:
    SEC - http://www.sec.gov
    Goldman Sachs - http://www.gs.com (Prospectus Only)

 You may review and obtain copies of Fund documents by visiting the SEC's Public Reference Room in Washington, D.C. You may also obtain copies of Fund documents by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, D.C. 20549-6009. Information on the operation of the public reference room may be obtained by calling the SEC at 1-800-SEC-0330. The Fund's investment company registration number is 811-5349.

                                     [LOGO]

Index

   1 General Investment Management Approach
   2 Fund Performance
   3 Fund Investment Objectives and Strategies
     3 Goldman Sachs Adjustable Rate Government Fund
     4 Goldman Sachs Short Duration Government Fund
     5 Goldman Sachs Short Duration Tax-Free Fund
     6 Goldman Sachs Core Fixed Income Fund
   7 Fund Fees and Expenses
     Other Investment Practices and Securities
     Principal Risks of the
     Funds
 25  Service Providers
 30  Dividends
 32  Shareholder Guide
     32 How to Buy Shares
     42 How to Sell Shares
 51  Taxation
A-1  Appendix A:
     Additional Information
     on Portfolio Risks,
     Securities and
     Techniques
B-1  Appendix B:
     Financial Highlights

  Prospectus                                      CLASS A, B
                                                  AND C SHARES

                                                  March 1, 1999



  GOLDMAN SACHS FIXED INCOME FUNDS


                                                  . Goldman Sachs
                                                    Adjustable Rate
                                                    Government Fund

                                                  . Goldman Sachs
                                                    Short Duration
                                                    Government Fund
        (INSERT ARTWORK)
                                                  . Goldman Sachs
                                                    Short Duration
                                                    Tax-Free Fund

                                                  . Goldman Sachs
                                                    Government
                                                    Income Fund

                                                  . Goldman Sachs
                                                    Municipal
                                                    Income Fund

                                                  . Goldman Sachs
                                                    Core Fixed
                                                    Income Fund

                                                  . Goldman Sachs
                                                    Global Income
                                                    Fund

  THE SECURITIES AND EXCHANGE COMMISSION HAS NOT  . Goldman Sachs
  APPROVED OR DISAPPROVED THESE SECURITIES OR       High Yield
  PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.      Fund
  ANY REPRESENTATION TO THE CONTRARY IS A
  CRIMINAL OFFENSE.

  AN INVESTMENT IN A FUND IS NOT A BANK DEPOSIT
  AND IS NOT INSURED BY THE FEDERAL DEPOSIT
  INSURANCE CORPORATION OR ANY OTHER GOVERNMENT             [LOGO OF GOLDMAN
  AGENCY. AN INVESTMENT IN A FUND INVOLVES                  SACHS APPEARS HERE]
  INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF
  PRINCIPAL.

General Investment Management Approach

 Goldman Sachs Asset Management, a separate operating division of Goldman, Sachs & Co. ("Goldman Sachs"), serves as investment adviser to the Short Duration Tax-Free, Government Income, Municipal Income, Core Fixed Income and High Yield Funds. Goldman Sachs Funds Management, L.P. serves as invest-ment adviser to the Adjustable Rate Government and Short Duration Government Funds. Goldman Sachs Asset Management International serves as investment adviser to the Global Income Fund. Goldman Sachs Asset Management, Goldman Sachs Funds Management, L.P., and Goldman Sachs Asset Management Interna-tional are each referred to in this Prospectus as the "Investment Adviser."

 Goldman Sachs' Fixed Income Investing Philosophy:
 ACTIVE MANAGEMENT WITHIN A RISK-MANAGED FRAMEWORK
 The Investment Adviser employs a disciplined, multi-step process to evaluate potential investments:
 1. SECURITY SELECTION--In selecting securities for each Fund, the Investment Adviser capitalizes on the extensive resources of Goldman Sachs, including fixed-income and equity research professionals.
 2. SECTOR ALLOCATION--The Investment Adviser assesses relative value among sectors (such as U.S. corporate, asset-backed and mortgage-backed securi-ties) to create investment strategies that meet each Fund's objectives.
 3. YIELD CURVE STRATEGIES--The Investment Adviser adjusts the term structure of the Funds based on its expectations of changes in the shape of the yield curve while closely controlling the overall duration of the Fund.

 THE INVESTMENT ADVISER DE-EMPHASIZES INTEREST RATE DURATION AS A MEANS OF GEN- ERATING INCREMENTAL RETURN. INSTEAD, THE INVESTMENT ADVISER SEEKS TO ADD VALUE THROUGH SECURITY AND SECTOR SELECTION.

 With every fixed-income portfolio, the Investment Adviser applies a team approach that emphasizes risk management and capitalizes on Goldman Sachs' extensive research capabilities.

--------------------------------------------------------------------------------


                                                                             1-L

General Investment Management Approach continued


 Each of the Funds described in this Prospectus has a target duration. A Fund's duration approximates its price sensitivity to changes in interest rates. Maturity measures the time until final payment is due; it takes no account of the pattern of a security's cash flows over time. In computing portfolio duration, a Fund will estimate the duration of obligations that are subject to prepayment or redemption by the issuer, taking into account the influence of interest rates on prepayments and coupon flows. This method of computing duration is known as "option-adjusted" duration. A Fund will not be limited as to its maximum weighted average portfolio maturity or the maximum stated maturity with respect to individual securities unless other-wise noted.

 Each Fund also has credit rating requirements for the securities it buys. A Fund will deem a security to have met its minimum credit rating requirement if the security has the required rating at the time of purchase from at least one nationally recognized statistical rating organization ("NRSRO") even though it has been rated below the minimum rating by one or more other NRSROs. Unrated securities may be purchased by the Funds if they are deter-mined by the Investment Adviser to be of comparable quality. If a security satisfies a Fund's minimum rating requirement at the time of purchase and is subsequently downgraded below such rating, the Fund will not be required to dispose of such security. If a downgrade occurs, the Investment Adviser will consider what action, including the sale of such security, is in the best interests of a Fund and its shareholders.

2-L

Fund Investment Objectives and Strategies

 Goldman Sachs Adjustable Rate Government Fund

 INVESTMENT OBJECTIVE


 The Fund seeks to provide a high level of current income, consistent with low volatility of principal.

 PRINCIPAL INVESTMENT STRATEGIES


 The Fund invests, under normal circumstances, at least 65% of its total assets in securities issued or guaranteed by the U.S. government, its agen-cies, instrumentalities or sponsored enterprises ("U.S. Government Securi-ties") that are adjustable rate mortgage pass-through securities and other mortgage securities with periodic interest rate resets. The remainder of the Fund's assets (up to 35%) may be invested in other U.S. Government Securi-ties, including:
 .Fixed rate mortgage pass-through securities
 .Other securities representing an interest in or collateralized by adjust-
  able rate and fixed rate mortgage loans ("Mortgage-Backed Securities") .Repurchase agreements collateralized by U.S. Government Securities

 Substantially all of the Fund's assets will be invested in U.S. Government Securities. 100% of the Fund's portfolio will be invested in U.S. dollar-denominated securities.

 DURATION (UNDER NORMAL INTEREST RATE CONDITIONS):
 Target = Six-month to One-year U.S. Treasury Security
 Maximum = 2 years

 EXPECTED APPROXIMATE INTEREST RATE SENSITIVITY: 9-month bill

 CREDIT QUALITY: U.S. Government Securities and repurchase agreements collat-eralized by such securities

 BENCHMARKS: Six-Month and One-Year U.S. Treasury Security

                                                                             3-L

Goldman Sachs Short Duration Government Fund

 INVESTMENT OBJECTIVE


 The Fund seeks a high level of current income and secondarily, in seeking current income, may also consider the potential for capital appreciation.

 PRINCIPAL INVESTMENT STRATEGIES


 The Fund invests, under normal market conditions, at least 65% of its total assets in U.S. Government Securities and in repurchase agreements collater-alized by such securities. Substantially all of the Fund's assets will be invested in U.S. Government Securities. 100% of the Fund's portfolio will be invested in U.S. dollar-denominated securities.

 DURATION (UNDER NORMAL INTEREST RATE CONDITIONS):
 Target = Two-year U.S. Treasury Security plus or minus 0.5 years
 Maximum = 3 years

 EXPECTED APPROXIMATE INTEREST RATE SENSITIVITY: 2-year bond

 CREDIT QUALITY: U.S. Government Securities and repurchase agreements collat-eralized by such securities

 BENCHMARK: Two-Year U.S. Treasury Security

4-L

                                       FUND INVESTMENT OBJECTIVES AND STRATEGIES

Goldman Sachs Short Duration Tax-Free Fund

 INVESTMENT OBJECTIVE


 The Fund seeks a high level of current income, consistent with relatively low volatility of principal, that is exempt from regular federal income tax.

 PRINCIPAL INVESTMENT STRATEGIES


 The Fund invests, under normal conditions, at least 80% of its net assets in fixed-income securities issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia) and the political subdivisions, agencies and instrumentalities thereof ("Munici-pal Securities"), the interest on which is exempt from regular federal income tax (i.e., excluded from gross income for federal income tax purpos-es), and is not a tax preference item under the federal alternative minimum tax. Under normal circumstances, the Fund's investments in private activity bonds and taxable investments will not exceed, in the aggregate, 20% of the Fund's net assets. The interest from private activity bonds (including the Fund's distributions of such interest) may be a preference item for purposes of the federal alternative minimum tax. 100% of the Fund's portfolio will be invested in U.S. dollar-denominated securities.

 DURATION (UNDER NORMAL INTEREST RATE CONDITIONS):
 Target = Lehman Brothers 3-year Municipal Bond Index plus or minus 0.5 years Maximum = 4 years

 EXPECTED APPROXIMATE INTEREST RATE SENSITIVITY: 3-year bond

 CREDIT QUALITY:
 Minimum = BBB or Baa by a NRSRO at the time of purchase, or, if unrated, determined by the Investment Adviser to be of comparable quality

 BENCHMARK: Lehman Brothers Three-Year Municipal Bond Index

                                                                             5-L

Goldman Sachs Government Income Fund

 INVESTMENT OBJECTIVE


 The Fund seeks a high level of current income, consistent with safety of principal.

 PRINCIPAL INVESTMENT STRATEGIES


 The Fund invests, under normal circumstances, at least 65% of its total assets in U.S. Government Securities and in repurchase agreements collater-alized by such securities. The remainder of the Fund's assets may be invested in non-government securities such as privately issued Mortgage-Backed Securities, asset-backed securities and corporate securities. 100% of the Fund's portfolio will be invested in U.S. dollar-denominated securities.

 DURATION (UNDER NORMAL INTEREST RATE CONDITIONS):
 Target = Lehman Brothers Mutual Fund Government/Mortgage Index plus or minus 1 year
 Maximum = 6 years

 EXPECTED APPROXIMATE INTEREST RATE SENSITIVITY: 5-year bond

 CREDIT QUALITY: Non-U.S. Government Securities rated AAA or Aaa by a NRSRO at the time of purchase or, if unrated, determined by the Investment Adviser to be of comparable quality

 BENCHMARK: Lehman Brothers Mutual Fund Government/Mortgage Index

6-L

                                       FUND INVESTMENT OBJECTIVES AND STRATEGIES

Goldman Sachs Municipal Income Fund

 INVESTMENT OBJECTIVE


 The Fund seeks a high level of current income that is exempt from regular federal income tax, consistent with preservation of capital.

 PRINCIPAL INVESTMENT STRATEGIES


 The Fund invests, under normal circumstances, at least 80% of its net assets in Municipal Securities, the interest on which is exempt from regular fed-eral income tax (i.e., excluded from gross income for federal income tax purposes). The Fund may invest up to 100% of its net assets in private activity bonds, the interest from certain of which (including the Fund's distributions of such interest) may be a preference item for purposes of the federal alternative minimum tax. 100% of the Fund's portfolio will be invested in U.S. dollar-denominated securities.

 DURATION (UNDER NORMAL INTEREST RATE CONDITIONS):
 Target = Lehman Brothers 15-Year Municipal Bond Index plus or minus one year Maximum = 12 years

 EXPECTED APPROXIMATE INTEREST RATE SENSITIVITY: 15-year bond

 CREDIT QUALITY:
 Minimum = BBB/Baa at the time of purchase; Weighted Average = AA or Aa Secu-rities will either be rated by a NRSRO or, if unrated, determined by the Investment Adviser to be of comparable quality

 BENCHMARK: Lehman Brothers 15-Year Municipal Bond Index

                                                                             7-L

Goldman Sachs Core Fixed Income Fund

 INVESTMENT OBJECTIVE


 The Fund seeks a total return consisting of capital appreciation and income that exceeds the total return of the Lehman Brothers Aggregate Bond Index (the "Index").

 PRINCIPAL INVESTMENT STRATEGIES


 The Fund invests, under normal circumstances, at least 65% of its total assets in fixed-income securities, including U.S. Government Securities, corporate debt securities, Mortgage-Backed Securities and asset-backed secu-rities. The Fund may also invest in custodial receipts, Municipal Securities and convertible securities. The Fund's investments in non-U.S. dollar denom-inated obligations will not exceed 25% of its total assets at the time of investment, of which 10% may be invested in obligations of issuers in coun-tries with emerging markets or economies ("emerging countries"). In pursuing its investment objective, the Fund uses the Index as its performance bench-mark, but the Fund will not attempt to replicate the Index. The Fund may, therefore, invest in securities that are not included in the Index.

 DURATION (UNDER NORMAL INTEREST RATE CONDITIONS):
 Target = Lehman Brothers Aggregate Bond Index plus or minus one year Maximum = 6 years

 EXPECTED APPROXIMATE INTEREST RATE SENSITIVITY: 5-year bond

 CREDIT QUALITY:
 Minimum = BBB or Baa; Minimum for non-U.S. dollar denominated securities = AA or Aa

 Securities will either be rated by a NRSRO or, if unrated, determined by the Investment Adviser to be of comparable quality

 BENCHMARK: Lehman Brothers Aggregate Bond Index

8-L

                                       FUND INVESTMENT OBJECTIVES AND STRATEGIES

Goldman Sachs Global Income Fund

 INVESTMENT OBJECTIVE


 The Fund seeks a high total return, emphasizing current income, and, to a lesser extent, providing opportunities for capital appreciation.

 PRINCIPAL INVESTMENT STRATEGIES


 The Fund invests primarily in a portfolio of high quality fixed-income secu-rities of U.S. and foreign issuers and enters into transactions in foreign currencies. Under normal market conditions, the Fund will:
 .Have at least 30% of its total assets, after considering the effect of cur-
  rency positions, denominated in U.S. dollars
 .Invest in securities of issuers in at least three countries
 .Seek to meet its investment objective by pursuing investment opportunities in foreign and domestic fixed-income securities markets and by engaging in currency transactions to seek to enhance returns and to seek to hedge its portfolio against currency exchange rate fluctuations

 The Fund may invest more than 25% of its total assets in the securities of corporate and governmental issuers located in each of Canada, Germany, Japan and the United Kingdom as well as in the securities of U.S. issuers. Not more than 25% of the Fund's total assets will be invested in securities of issuers in any other single foreign country. The Fund may also invest up to 10% of its total assets in issuers in emerging countries.

 The fixed-income securities in which the Fund may invest include:
 .U.S. Government Securities and custodial receipts therefor
 .Securities issued or guaranteed by a foreign government or any of its political subdivisions, authorities, agencies, instrumentalities or by supranational entities
 .Corporate debt securities
 .Certificates of deposit and bankers' acceptances issued or guaranteed by, or time deposits maintained at, U.S. or foreign banks (and their branches wherever located) having total assets of more than $1 billion
 .Commercial paper
 .Mortgage-Backed Securities and asset backed securities

 The Global Income Fund is "non-diversified" under the Investment Company Act of 1940 (the "Act"), and may invest more of its assets in fewer issuers than

                                                                             9-L

Goldman Sachs Global Income Fund continued

 "diversified" mutual funds. Therefore, the Global Income Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

 DURATION (UNDER NORMAL INTEREST RATE CONDITIONS):
 Target = J.P. Morgan Global Government Bond Index (hedged) plus or minus
 2.5 years
 Maximum = 7.5 years

 EXPECTED APPROXIMATE INTEREST RATE SENSITIVITY: 6-year bond

 CREDIT QUALITY:
 Minimum = BBB or Baa at time of purchase; At least 50% of total assets = AAA or Aaa.

 Securities will either be rated by a NRSRO or, if unrated, determined by the Investment Adviser to be of comparable quality

 BENCHMARK: J.P. Morgan Global Government Bond Index (hedged)

10-L

                                       FUND INVESTMENT OBJECTIVES AND STRATEGIES

Goldman Sachs High Yield Fund

 INVESTMENT OBJECTIVE


 The Fund seeks a high level of current income and may also consider the potential for capital appreciation.

 PRINCIPAL INVESTMENT STRATEGIES


 The Fund invests, under normal circumstances, at least 65% of its total assets in high yield, fixed-income securities rated, at the time of invest-ment, below investment grade. Non-investment grade securities are securities rated BB, Ba or below by a NRSRO, or, if unrated, determined by the Invest-ment Adviser to be of comparable quality. The Fund may invest in all types of fixed-income securities, including:
 .Senior and subordinated corporate debt obligations (such as bonds, deben-
  tures, notes and commercial paper)
 .Convertible and non-convertible corporate debt obligations
 .Loan participations
 .Custodial receipts
 .Municipal Securities
 .Preferred stock

 The Fund may invest up to 25% of its total assets in obligations of domestic and foreign issuers (including securities of issuers located in emerging countries) which are denominated in currencies other than the U.S. dollar.

 Under normal market conditions, the Fund may invest up to 35% of its total assets in investment grade fixed-income securities, including U.S. Govern-ment Securities. The Fund may also invest in common stocks, warrants, rights and other equity securities, but will generally hold such equity investments only when debt or preferred stock of the issuer of such equity securities is held by the Fund.

 DURATION (UNDER NORMAL INTEREST RATE CONDITIONS):
 Target = Lehman Brothers High Yield Bond Index plus or minus 2.5 years Maximum = 7.5 years

 EXPECTED APPROXIMATE INTEREST RATE SENSITIVITY: 6-year bond

                                                                            11-L

Goldman Sachs High Yield Fund continued


 CREDIT QUALITY:
 At least 65% of total assets = BB or Ba or lower at the time of investment or, if unrated, determined by the Investment Adviser to be of comparable quality

 NON-INVESTMENT GRADE FIXED INCOME SECURITIES (COMMONLY KNOWN AS "JUNK BONDS") TEND TO OFFER HIGHER YIELDS THAN HIGHER RATED SECURITIES WITH SIMI-LAR MATURITIES. NON-INVESTMENT GRADE FIXED INCOME SECURITIES ARE, HOWEVER, CONSIDERED SPECULATIVE AND GENERALLY INVOLVE GREATER PRICE VOLATILITY AND GREATER RISK OF LOSS OF PRINCIPAL AND INTEREST THAN HIGHER RATED SECURITIES. THE FUND MAY PURCHASE THE SECURITIES OF ISSUERS THAT ARE IN DEFAULT.

 For your information, set forth below is the average distribution of ratings for the portfolio securities (including commercial paper and non-convertible bonds) held by the Fund during the fiscal year ended October 31, 1998:

 CREDIT QUALITY


                                PERCENTAGE OF
                                FUND'S ASSETS
 --------------------------------------------
  AAA/Aaa                             4.7%
  AA/Aa                                 0%
  A                                   0.5%
  BBB/Baa                             0.5%
  BB/Ba                               8.1%
  Below Ba                           81.8%
  Not rated                             0%
  Comparable to A                       0%
  Comparable to BBB/Baa                 0%
  Comparable to BB/Ba or lower        0.9%
  Comparable to Below Ba              3.5%
 --------------------------------------------
                                    100.0%
 --------------------------------------------

 BENCHMARK: Lehman Brothers High Yield Bond Index

12-L

                      [This page intentionally left blank]

                                                                            13-L

Other Investment Practices and Securities

Each of the Funds may use active management techniques to manage its duration and term structure, to manage its exposure (if any) to foreign currencies and to seek enhanced returns. The table below identifies some of these techniques that may (but are not required to) be used by the Funds. The table also high-lights the differences among the Funds in their use of these techniques and other investment practices and investment securities. Numbers in this table show allowable usage only; for actual usage, consult the Fund's annual/semiannual reports. For more information see Appendix A.

10Percent of total assets (italic type)
10Percent of net assets (roman type)
 . No asset limitation on usage; Limited only by the objectives and strategies of the Fund.
--Not permitted.

                                   ADJUSTABLE   SHORT-    SHORT-
                                      RATE     DURATION  DURATION GOVERNMENT
                                   GOVERNMENT GOVERNMENT TAX-FREE   INCOME
                                      FUND       FUND      FUND      FUND
----------------------------------------------------------------------------
Investment Practices
Credit and Interest Rate Swaps         .          .         .         .
Currency Options and Futures           --         --        --        --
Cross Hedging of Currencies            --         --        --        --
Currency Swaps                         --         --        --        --
Financial Futures Contracts            .          .         .         .
Forward Foreign Currency Exchange
 Contracts                             --         --        --        --
Interest Rate Floors, Caps and
 Collars                               .          .         .         .
Mortgage Dollar Rolls                  .          .         --        .
Mortgage Swaps                         .          .         --        .
Options (including Options on
 Futures)                              .          .         .         .
Repurchase Agreements                  .          .         .         .
Securities Lending                     .          .         .         .
Standby Commitments and Tender
 Option Bonds                          --         --        .         --
Options on Foreign Currencies          --         --        --        --
----------------------------------------------------------------------------



14-L

                                       OTHER INVESTMENT PRACTICES AND SECURITIES







MUNICIPAL              CORE FIXED                         GLOBAL
  INCOME                 INCOME                           INCOME                         HIGH YIELD
   FUND                   FUND                             FUND                             FUND
---------------------------------------------------------------------------------------------------
    .                      .                                .                                .
   --                      .                                .                                .
   --                      .                                .                                .
   --                      .                                .                                .
    .                      .                                .                                .
   --                      .                                .                                .
    .                      .                                .                                .
   --                      .                                .                                --
   --                      .                                .                                .
    .                      .                                .                                .
    .                      .                                .                                .
    .                      .                                .                                .
    .                      --                               --                               --
   --                      .                                .                                .
---------------------------------------------------------------------------------------------------

                                                                            15-L

10Percent of total assets (italic type)
10Percent of net assets (roman type)
 . No policy limitation on usage; Limited only by the objective and strategies of the Fund.
--Not permitted.

                                      ADJUSTABLE   SHORT-    SHORT-
                                         RATE     DURATION  DURATION GOVERNMENT
                                      GOVERNMENT GOVERNMENT TAX-FREE   INCOME
                                         FUND       FUND      FUND      FUND
-------------------------------------------------------------------------------
Investment Securities
Asset-Backed Securities                   --         --        --        .
Bank Obligations                          --         --        --        .
Convertible Securities                    --         --        --        --
Corporate Debt Obligations and Trust
 Preferred Securities                     --         --        --        .
Emerging Market Securities                --         --        --        --
Foreign Securities/1/                     --         --        --        --
Foreign Government Securities             --         --        --        --
Non-Investment Grade Fixed
 Income Securities                        --         --        --        --
Loan Participations                       --         --        --        --
Mortgage-Backed Securities
 Adjustable Rate Mortgage Loans           .          .         --        .
 Collateralized Mortgage Obligations      .          .         --        .
 Multiple Class Mortgage-Backed
  Securities                              .          .         --        .
 Privately Issued Mortgage-Backed
  Securities                              --         --        --        .
 Stripped Mortgage-Backed Securities      .          .         --        .
Preferred Stock, Warrants and Rights      --         --        --        --
Structured Securities                     --         --        --        --
Taxable Municipal Securities              --         --        20        --
Tax-Free Municipal Securities             --         --        80+       .
Temporary Investments                     .          .         ./4/      .
-------------------------------------------------------------------------------

 1 Includes issuers domiciled in one country and issuing securities denomi-
   nated in the currency of another.
 2 Investment in non-U.S. dollar-denominated fixed-income securities is lim-
   ited to 25% of total assets.
 3 High Yield Fund may invest up to 35% of total assets in investment grade securities.
 4 Short-Duration Tax-Free and Municipal Income Funds may invest no more than
   20% of net assets in taxable investments.
 5 High Yield Fund may for this purpose invest in investment grade securities.

16-L

                                       OTHER INVESTMENT PRACTICES AND SECURITIES





MUNICIPAL              CORE FIXED                         GLOBAL
  INCOME                 INCOME                           INCOME                         HIGH YIELD
   FUND                   FUND                             FUND                             FUND
---------------------------------------------------------------------------------------------------
   --                      .                                .                                .
   --                      .                                .                                .
   --                      .                                --                               .
   --                      .                                .                                .
   --                      10                               10                               25
   --                      ./2/                             .                                ./2/
   --                      .                                .                                .
   --                      --                               --                               65+/3/
   --                      --                               --                               .
   --                      .                                .                                .
   --                      .                                .                                .
   --                      .                                .                                .
   --                      .                                .                                .
   --                      .                                .                                .
   --                      --                               --                               .
   --                      .                                .                                .
   20                      .                                --                               .
   80+                     .                                --                               .
    ./4/                   .                                .                                ./5/
---------------------------------------------------------------------------------------------------


                                                                            17-L

Principal Risks of the Funds

Loss of money is a risk of investing in each Fund. The following summarizes important risks that apply to the Funds and may result in a loss of your investment. None of the Funds should be relied upon as a complete investment program. There can be no assurance that a Fund will achieve its investment objective.



 .Applicable
--Not Applicable

                       ADJUSTABLE   SHORT-    SHORT-
                          RATE     DURATION  DURATION GOVERNMENT
                       GOVERNMENT GOVERNMENT TAX-FREE   INCOME
INVESTMENT RISK           FUND       FUND      FUND      FUND
----------------------------------------------------------------
Interest Rate              .          .         .         .
Credit/Default             .          .         .         .
Call                       .          .         .         .
Extension                  .          .         .         .
Derivatives                .          .         .         .
Government Securities      .          .         .         .
Market                     .          .         .         .
Management                 .          .         .         .
Other                      .          .         .         .
Concentration              --         --        --        --
Foreign                    --         --        --        --
Junk Bond                  --         --        --        --
Tax                        --         --        .         --
----------------------------------------------------------------

18-L

                                                     PRINCIPAL RISKS OF THE FUND







MUNICIPAL              CORE FIXED                         GLOBAL
  INCOME                 INCOME                           INCOME                         HIGH YIELD
   FUND                   FUND                             FUND                             FUND
---------------------------------------------------------------------------------------------------
    .                      .                                .                                .
    .                      .                                .                                .
    .                      .                                .                                .
    .                      .                                .                                .
    .                      .                                .                                .
    .                      .                                .                                .
    .                      .                                .                                .
    .                      .                                .                                .
    .                      .                                .                                .
   --                      --                               .                                --
   --                      .                                .                                .
   --                      --                               --                               .
    .                      --                               --                               --
---------------------------------------------------------------------------------------------------

                                                                            19-L

                                                     PRINCIPAL RISKS OF THE FUND

All Funds:

 .INTEREST RATE RISK--The risk that, when interest rates increase, fixed-income securities held by a Fund will decline in value. Long-term fixed-income securities will normally have more price volatility because of this risk than short-term securities.
 .CREDIT/DEFAULT RISK--The risk that an issuer of fixed-income securities held by a Fund (which may have low credit ratings) may default on its obligation to pay interest and repay principal.
 .CALL RISK--The risk that an issuer will exercise its right to pay principal on an obligation held by a Fund (such as a Mortgage-Backed Security) earlier than expected. This may happen when there is a decline in interest rates. Under these circumstances, a Fund may be unable to recoup all of its initial investment and will also suffer from having to reinvest in lower yielding securities.
 .EXTENSION RISK--The risk that an issuer will exercise its right to pay principal on an obligation held by a Fund (such as a Mortgage-Backed Security) later than expected. This may happen when there is a rise in interest rates. Under these circumstances, the value of the obligation will decrease and a Fund will also suffer from the inability to invest in higher yielding securities.
 .DERIVATIVES RISK--The risk that loss may result from a Fund's investments in options, futures, swaps, structured securities and other derivative instruments, which may be leveraged.
 .GOVERNMENT SECURITIES RISK--The risk that the U.S. government will not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law.
 .MARKET RISK--The risk that the value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods.
 .MANAGEMENT RISK--The risk that a strategy used by the Investment Adviser may fail to produce the intended results.
 .OTHER RISKS--Each Fund is subject to other risks, such as the risk that its operations, or the value of its portfolio securities, will be disrupted by the "Year 2000 Problem."

Specific Funds:
 .CONCENTRATION RISK--The Global Income Fund may invest more than 25% of its total assets in the securities of corporate and governmental issuers located in each of Canada, Germany, Japan and the United Kingdom, as well as in the securities of U.S. issuers. Concentration of the Fund's investments in such issuers will subject the Fund, to a greater extent than if investments were less concentrated, to the risks of adverse securities markets, exchange rates and social, political or economic events which may occur in those countries.

20-L

                                                     PRINCIPAL RISKS OF THE FUND

 .FOREIGN RISKS--The Core Fixed Income, Global Income and High Yield Fund will be subject to risks with respect to their foreign investments that are not typically associated with domestic issuers. These risks result from less gov-ernment regulation, less public information and less economic, political and social stability. The Funds will also be subject to the risk of negative for-eign currency rate fluctuations. Foreign risks will normally be greatest when a Fund invests in issuers located in emerging countries.
 ."JUNK BOND" RISK--The High Yield Fund will invest in non-investment grade fixed-income securities (commonly known as "junk bonds") that are considered predominantly speculative by traditional investment standards. Non-investment grade fixed-income securities and unrated securities of comparable credit quality are subject to the increased risk of an issuer's inability to meet principal and interest obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less secondary market liquidity.
 .TAX RISK--The Short Duration Tax-Free and Municipal Income Funds may be more adversely impacted by changes in tax rates and policies than the other Funds. Because interest income from Municipal Securities is normally not subject to regular federal income taxation, the attractiveness of Municipal Securities in relation to other investment alternatives is affected by changes in federal income tax rates applicable to, or the continuing federal income tax-exempt status of, such interest income. Any proposed or actual changes in such rates or exempt status, therefore, can significantly affect the demand for and sup-ply, liquidity and marketability of Municipal Securities. This could in turn affect a Fund's ability to acquire and dispose of Municipal Securities at desirable yield and price levels.

More information about the Funds' portfolio securities and investment tech-niques, and their associated risks, is provided in Appendix A. You should con-sider the investment risks discussed in this section and Appendix A. Both are important to your investment choice.

                                                                            21-L

Fund Performance

 HOW THE FUNDS HAVE PERFORMED


 The bar charts and tables below provide an indication of the risks of investing in a Fund by showing: (a) changes in the performance of a Fund's Class A Shares from year to year; and (b) how the average annual returns of a Fund's Class A, B and C Shares* compare to those of a broad-based securi-ties market index. The bar chart and table assume reinvestment of dividends and distributions. A Fund's past performance is not necessarily an indica-tion of how the Fund will perform in the future. The average annual total return calculation reflects a maximum initial sales charge of 1.5% for Class A Shares of Adjustable Rate Government Fund; 2.0% for Class A Shares of Short Duration Government and Short Duration Tax-Free Funds; and 4.5% for Class A Shares of Government Income, Municipal Income, Core Fixed Income, Global Income and High Yield Funds; the assumed deferred sales charge for Class B Shares (2% maximum declining to 0% after three years for the Short Duration Government and Short Duration Tax-Free Funds and 5% maximum declin-ing to 0% after six years for the Government Income, Municipal Income, Core Fixed Income, Global Income and High Yield Funds); and the assumed deferred sales charge for Class C Shares (1% if redeemed within 12 months of pur-chase). The bar chart does not reflect the sales loads applicable to Class A Shares. If the sales loads were reflected, returns would be less. Perfor-mance reflects expense limitations in effect. If expense limitations were not in place, a Fund's performance would have been reduced.



 * The Adjustable Rate Government Fund does not currently, but may in the future, offer Class B and Class C Shares.

                                                                FUND PERFORMANCE

Adjustable Rate Government Fund

 TOTAL RETURN                                            CALENDAR YEAR (CLASS A)
--------------------------------------------------------------------------------

 Best Quarter
 Q  '9          %

 Worst Quarter
 Q  '9          %

                                            (INSERT GRAPH)


 AVERAGE ANNUAL TOTAL RETURN


  FOR THE PERIODS ENDING DECEMBER
  31, 1998                           1 YEAR 3 YEARS SINCE INCEPTION
 ------------------------------------------------------------------
  CLASS A (INCEPTION 5/15/95)
  Including Sales Charges                 %      %           %
  Six-Month U.S. Treasury Security*       %      %           %
  One-Year U.S. Treasury Security*        %      %           %
 ------------------------------------------------------------------

 * The Six-Month and One-Year U.S. Treasury Securities, as reported by Merrill Lynch, do not reflect any fees or expenses.

Short Duration Government Fund

 TOTAL RETURN                                            CALENDAR YEAR (CLASS A)
--------------------------------------------------------------------------------

 Best Quarter
 Q  '9          %

 Worst Quarter
 Q  '9          %

                                            (INSERT GRAPH)


 AVERAGE ANNUAL TOTAL RETURN


  FOR THE PERIODS ENDING DECEMBER
  31, 1998                          1 YEAR SINCE INCEPTION
 ---------------------------------------------------------
  CLASS A (INCEPTION 5/1/97)
  Including Sales Charges               %          %
  Two-Year U.S. Treasury Security*      %          %
 ---------------------------------------------------------
  CLASS B (INCEPTION 5/1/97)
  Including Deferred Sales Charge       %          %
  Two-Year U.S. Treasury Security*      %          %
 ---------------------------------------------------------
  CLASS C (INCEPTION 8/15/97)
  Including Deferred Sales Charge       %          %
  Two-Year U.S. Treasury Security*      %          %
 ---------------------------------------------------------

 * The Two-Year U.S. Treasury Security, as reported by Merrill Lynch, does not reflect any fees or expenses.

                                                                FUND PERFORMANCE

Short Duration Tax-Free Fund

 TOTAL RETURN                                            CALENDAR YEAR (CLASS A)
--------------------------------------------------------------------------------

 Best Quarter
 Q  '9          %

 Worst Quarter
 Q  '9          %

                                            (INSERT GRAPH)


 AVERAGE ANNUAL TOTAL RETURN


  FOR THE PERIODS ENDING DECEMBER 31, 1998          1 YEAR SINCE INCEPTION
 -------------------------------------------------------------------------
  CLASS A (INCEPTION 5/1/97)
  Including Sales Charges                               %           %
  Lehman Brothers Three-Year Municipal Bond Index*      %           %
 -------------------------------------------------------------------------
  CLASS B (INCEPTION 5/1/97)
  Including Deferred Sales Charge                       %           %
  Lehman Brothers Three-Year Municipal Bond Index*      %           %
 -------------------------------------------------------------------------
  CLASS C (INCEPTION 8/15/97)
  Including Deferred Sales Charge                       %           %
  Lehman Brothers Three-Year Municipal Bond Index*      %           %
 -------------------------------------------------------------------------

 * The Lehman Brothers Three-Year Municipal Bond Index, an unmanaged index, does not reflect any fees or expenses.

Government Income Fund

 TOTAL RETURN                                            CALENDAR YEAR (CLASS A)
--------------------------------------------------------------------------------

 Best Quarter
 Q  '9          %

 Worst Quarter
 Q  '9          %

                                            (INSERT GRAPH)


 AVERAGE ANNUAL TOTAL RETURN


  FOR THE PERIODS ENDING DECEMBER
  31, 1998                          1 YEAR 3 YEARS 5 YEARS SINCE INCEPTION
 -------------------------------------------------------------------------
  CLASS A (INCEPTION 2/10/93)
  Including Sales Charges               %      %       %           %
  Lehman Brothers Mutual Fund
   Government /Mortgage Index*          %      %       %           %
 -------------------------------------------------------------------------
  CLASS B (INCEPTION 5/1/96)
  Including Deferred Sales Charge       %    N/A     N/A           %
  Lehman Brothers Mutual Fund
   Government /Mortgage Index*          %    N/A     N/A           %
 -------------------------------------------------------------------------
  CLASS C (INCEPTION 8/15/97)
  Including Deferred Sales Charge       %    N/A     N/A           %
  Lehman Brothers Mutual Fund
   Government /Mortgage Index*          %    N/A     N/A           %
 -------------------------------------------------------------------------

 * The Lehman Brothers Mutual Fund Government/Mortgage Index, an unmanaged index, does not reflect any fees or expenses.

                                                                FUND PERFORMANCE

Municipal Income Fund

 TOTAL RETURN                                            CALENDAR YEAR (CLASS A)
--------------------------------------------------------------------------------

 Best Quarter
 Q  '9          %

 Worst Quarter
 Q  '9          %

                                            (INSERT GRAPH)


 AVERAGE ANNUAL TOTAL RETURN


  FOR THE PERIODS ENDING DECEMBER
  31, 1998                           1 YEAR 3 YEARS 5 YEARS SINCE INCEPTION
 --------------------------------------------------------------------------
  CLASS A (INCEPTION 7/20/93)
  Including Sales Charges                %      %       %           %
  Lehman Brothers 15-Year Municipal
   Bond Index*                           %      %       %           %
 --------------------------------------------------------------------------
  CLASS B (INCEPTION 5/1/96)
  Including Deferred Sales Charge        %    N/A     N/A           %
  Lehman Brothers 15-Year Municipal
   Bond Index*                           %    N/A     N/A           %
 --------------------------------------------------------------------------
  CLASS C (INCEPTION 8/15/97)
  Including Deferred Sales Charge        %    N/A     N/A           %
  Lehman Brothers 15-Year Municipal
   Bond Index*                           %    N/A     N/A           %
 --------------------------------------------------------------------------

 * The Lehman Brothers 15-Year Municipal Bond Index, an unmanaged index, is a total return performance benchmark for the 15-year maturity, investment-grade tax-exempt bond market. The Index figures do not reflect any fees or expenses.

Core Fixed Income Fund

 TOTAL RETURN                                            CALENDAR YEAR (CLASS A)
--------------------------------------------------------------------------------

 Best Quarter
 Q  '9          %

 Worst Quarter
 Q  '9          %

                                            (INSERT GRAPH)


 AVERAGE ANNUAL TOTAL RETURN


  FOR THE PERIODS ENDING DECEMBER 31,
  1998                                   1 YEAR SINCE INCEPTION
 --------------------------------------------------------------
  CLASS A (INCEPTION 5/1/97)
  Including Sales Charges                    %          %
  Lehman Brothers Aggregate Bond Index*      %          %
 --------------------------------------------------------------
  CLASS B (INCEPTION 5/1/97)
  Including Deferred Sales Charge            %          %
  Lehman Brothers Aggregate Bond Index*      %          %
 --------------------------------------------------------------
  CLASS C (INCEPTION 8/15/97)
  Including Deferred Sales Charge            %          %
  Lehman Brothers Aggregate Bond Index*      %          %
 --------------------------------------------------------------

 * The Lehman Brothers Aggregate Bond Index represents an unmanaged diversi-fied portfolio of fixed-income securities, including U.S. Treasuries, investment-grade corporate bonds, and mortgage-backed and asset-backed securities. The Index figures do not reflect any fees or expenses.

                                                                FUND PERFORMANCE

Global Income Fund

 TOTAL RETURN                                            CALENDAR YEAR (CLASS A)
--------------------------------------------------------------------------------

 Best Quarter
 Q  '9          %

 Worst Quarter
 Q  '9          %

                                            (INSERT GRAPH)


 AVERAGE ANNUAL TOTAL RETURN


  FOR THE PERIODS ENDING DECEMBER
  31, 1998                          1 YEAR 3 YEARS 5 YEARS SINCE INCEPTION
 -------------------------------------------------------------------------
  CLASS A (INCEPTION 8/2/91)
  Including Sales Charges               %      %       %           %
  J.P. Morgan Global Government
   Bond Index (hedged)*                 %      %       %           %
 -------------------------------------------------------------------------
  CLASS B (INCEPTION 5/1/96)
  Including Deferred Sales Charge       %    N/A     N/A           %
  J.P. Morgan Global Government
   Bond Index (hedged)*                 %    N/A     N/A           %
 -------------------------------------------------------------------------
  CLASS C (INCEPTION 8/15/97)
  Including Deferred Sales Charge       %    N/A     N/A           %
  J.P. Morgan Global Government
   Bond Index (hedged)*                 %    N/A     N/A           %
 -------------------------------------------------------------------------

 * The J.P. Morgan Global Government Bond Index (hedged), an unmanaged index, does not reflect any fees or expenses.

High Yield Fund

 TOTAL RETURN                                            CALENDAR YEAR (CLASS A)
--------------------------------------------------------------------------------

 Best Quarter
 Q  '9          %

 Worst Quarter
 Q  '9          %

                                            (INSERT GRAPH)


 AVERAGE ANNUAL TOTAL RETURN


  FOR THE PERIODS ENDING DECEMBER 31,
  1998                                    1 YEAR SINCE INCEPTION
 ---------------------------------------------------------------
  CLASS A (INCEPTION 8/1/97)
  Including Sales Charges                     %          %
  Lehman Brothers High Yield Bond Index*      %          %
 ---------------------------------------------------------------
  CLASS B (INCEPTION 8/1/97)
  Including Deferred Sales Charge             %          %
  Lehman Brothers High Yield Bond Index*      %          %
 ---------------------------------------------------------------
  CLASS C (INCEPTION 8/15/97)
  Including Deferred Sales Charge             %          %
  Lehman Brothers High Yield Bond Index*      %          %
 ---------------------------------------------------------------

 * The Lehman Brothers High Yield Bond Index is a total return performance benchmark for fixed-income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $100 million and at least one year to maturity. The Index is unmanaged and does not include any fees or expenses.

                      [This page intentionally left blank]

Fund Fees and Expenses (Class A, B and C Shares)

This table describes the fees and expenses that you may pay if you buy and hold Class A, Class B or Class C Shares of the Funds.


                                      ADJUSTABLE RATE GOVERNMENT FUND
                                     --------------------------------
                                                   CLASS A
---------------------------------------------------------------------
SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR
 INVESTMENT):
Maximum Sales Charge (Load) Imposed
 on Purchases                                            1.5%/1/
Maximum Deferred Sales Charge
 (Load)/2/                                               None/1/
Maximum Sales Charge (Load) Imposed
 on Reinvested Dividends                                 None
Redemption Fees/5/                                       None
Exchange Fees/5/                                         None
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM
 FUND ASSETS):/6/
Management Fees/7/                                      0.40%
Distribution and Service Fees/8/                        0.25%
Other Expenses/9/                                       0.28%
---------------------------------------------------------------------
Total Fund Operating Expenses/9/                        0.93%
---------------------------------------------------------------------


                                                   GOVERNMENT INCOME FUND
                                                   ---------------------------
                                                   CLASS A   CLASS B   CLASS C
------------------------------------------------------------------------------
SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT):
Maximum Sales Charge (Load) Imposed on Purchases     4.5%/1/   None       None
Maximum Deferred Sales Charge (Load)/2/              None/1/   5.0%/3/ 1.0%/4/
Maximum Sales Charge (Load) Imposed on Reinvested
 Dividends                                           None      None       None
Redemption Fees/5/                                   None      None       None
Exchange Fees/5/                                     None      None       None
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS):/6/
Management Fees/7/                                  0.65%     0.65%      0.65%
Distribution and Service Fees/8/                    0.25%     1.00%      1.00%
Other Expenses/9/                                   0.46%     0.46%      0.46%
------------------------------------------------------------------------------
Total Fund Operating Expenses/9/                    1.36%     2.11%      2.11%
------------------------------------------------------------------------------

                                                          FUND FEES AND EXPENSES



   SHORT DURATION GOVERNMENT                 SHORT DURATION TAX-FREE
             FUND                                     FUND
  -----------------------------------      -------------------------------------
  CLASS A      CLASS B       CLASS C       CLASS A       CLASS B       CLASS C
--------------------------------------------------------------------------------
    2.0%/1/      None          None          2.0%/1/       None          None
    None/1/      2.0%/3/       1.0%/4/       None/1/       2.0%/3/       1.0%/4/
    None         None          None          None          None          None
    None         None          None          None          None          None
    None         None          None          None          None          None
   0.50%        0.50%         0.50%         0.40%         0.40%         0.40%
   0.25%        1.00%         1.00%         0.25%         1.00%         1.00%
   0.41%        0.41%         0.41%         0.79%         0.79%         0.79%
--------------------------------------------------------------------------------
   1.16%        1.91%         1.91%         1.44%         2.19%         2.19%
--------------------------------------------------------------------------------


     MUNICIPAL INCOME FUND                   CORE FIXED INCOME FUND
  -----------------------------------      -------------------------------------
  CLASS A      CLASS B       CLASS C       CLASS A       CLASS B       CLASS C
--------------------------------------------------------------------------------
    4.5%/1/      None          None          4.5%/1/       None          None
    None/1/      5.0%/3/       1.0%/4/       None/1/       5.0%/3/       1.0%/4/
    None         None          None          None          None          None
    None         None          None          None          None          None
    None         None          None          None          None          None
   0.55%        0.55%         0.55%         0.40%         0.40%         0.40%
   0.25%        1.00%         1.00%         0.25%         1.00%         1.00%
   0.58%        0.58%         0.58%         0.40%         0.40%         0.40%
--------------------------------------------------------------------------------
   1.38%        2.13%         2.13%         1.05%         1.80%         1.80%
--------------------------------------------------------------------------------

Fund Fees and Expenses continued


                                                     GLOBAL INCOME FUND
                                                   ---------------------------
                                                   CLASS A   CLASS B   CLASS C
--------------------------------------------------------------------------------
SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT):
Maximum Sales Charge (Load) Imposed on Purchases     4.5%/1/   None      None
Maximum Deferred Sales Charge (Load)/2/              None/1/   5.0%/3/   1.0%/4/
Maximum Sales Charge (Load) Imposed on
 Reinvested Dividends                                None      None      None
Redemption Fees/5/                                   None      None      None
Exchange Fees/5/                                     None      None      None
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS):/6/
Management Fees/7/                                  0.90%     0.90%     0.90%
Distribution and Service Fees/8/                    0.50%     1.00%     1.00%
Other Expenses/9/                                   0.35%     0.35%     0.35%
--------------------------------------------------------------------------------
Total Fund Operating Expenses/9/                    1.75%     2.25%     2.25%
--------------------------------------------------------------------------------

/1/The maximum sales charge is a percentage of the offering price. Except with respect to direct purchases of the Adjustable Rate Government Fund, a contin-gent deferred sales charge ("CDSC") of 1% is imposed on certain redemptions (within 18 months of purchase) of Class A Shares sold without an initial sales charge as part of an investment of $1 million or more ($500,000 in the case of the Short Duration Government and Short Duration Tax-Free Funds).
/2/The maximum CDSC is a percentage of the lesser of the net asset value ("NAV") at the time of redemption or the NAV when the shares were originally purchased.
/3/With the exception of the Short Duration Government Fund and the Short Dura-tion Tax-Free Fund, a CDSC is imposed upon Class B Shares redeemed within six years of purchase at a rate of 5% in the first year, declining to 1% in the sixth year, and eliminated thereafter. With respect to the Short Duration Gov-ernment Fund and Short Duration Tax-Free Fund, a CDSC is imposed on shares redeemed within three years of purchase at a rate of 2.0% in the first year, declining to 1% in the third year, and eliminated thereafter.
/4/A CDSC of 1% is imposed on shares redeemed within 12 months of purchase. /5/A transaction fee of $7.50 may be charged for redemption proceeds paid by wire. In addition to free reinvestments of dividends and distributions in shares of other Goldman Sachs Funds or shares of the Goldman Sachs Institu-tional Liquid Assets Portfolios (the "ILA Portfolios") and free automatic exchanges pursuant to the Automatic Exchange Program, six free exchanges are permitted in each 12-month period. A fee of $12.50 may be charged for each sub-sequent exchange during such period.
/6/The Funds' annual operating expenses have been restated to reflect current fees.
/7/The Investment Adviser has voluntarily agreed not to impose a portion of the management fee on the Short Duration Tax-Free, Government Income, Municipal Income and Global Income Funds equal to 0.05%, 0.11%, 0.05% and 0.25%, respec-tively. AS A RESULT OF THE FEE WAIVERS, THE CURRENT MANAGEMENT FEES OF THE SHORT DURATION TAX-FREE, GOVERNMENT INCOME, MUNICIPAL INCOME AND GLOBAL INCOME FUNDS ARE 0.35%, 0.54%, 0.50% AND 0.65%, RESPECTIVELY, OF SUCH FUNDS' AVERAGE DAILY NET ASSETS. THE WAIVERS MAY BE TERMINATED AT ANY TIME AT THE OPTION OF THE INVESTMENT ADVISER.

                                                          FUND FEES AND EXPENSES


                             HIGH YIELD FUND
   --------------------------------------------------------------------------
   CLASS A                          CLASS B                           CLASS C
 ------------------------------------------------------------------------------
     4.5%/1/                          None                              None
     None/1/                          5.0%/3/                           1.0%/4/
     None                             None                              None
     None                             None                              None
     None                             None                              None
    0.70%                            0.70%                             0.70%
    0.25%                            1.00%                             1.00%
    0.30%                            0.30%                             0.30%
 -----------------------------------------------------------------------------
    1.25%                            2.00%                             2.00%
 =============================================================================

 /8/Goldman Sachs has voluntarily agreed not to impose a portion of the dis-tribution and service fees attributable to Class B Shares of the Short Duration Government and Short Duration Tax-Free Funds equal to 0.15%. Cur-rent distribution and service fees for such Class B Shares are payable at the rate of 0.85% of average daily net assets.
 /9/"Other Expenses" include transfer agency fees equal to 0.19% of the aver-age daily net assets of each class, plus all other ordinary expenses not detailed above. The Investment Adviser has voluntarily agreed to reduce or limit "Other Expenses" of each Fund (excluding management fees, distribu-tion and service fees, transfer agency fees, taxes, interest and brokerage fees and litigation, indemnification and other extraordinary expenses) to the following percentages of each Fund's average daily net assets:

                     OTHER
                    EXPENSES
 ---------------------------
  Adjustable Rate
    Government       0.05%
  Short Duration
    Government          0%
  Short Duration
    Tax Free            0%
  Government
    Income              0%
  Municipal Income      0%
  Core Fixed
    Income           0.10%
  Global Income         0%
  High Yield         0.02%

AS A RESULT OF CURRENT WAIVERS AND EXPENSE LIMITATIONS, "OTHER EXPENSES" AND "TOTAL FUND OPERATING EXPENSES" OF THE FUNDS WHICH ARE ACTUALLY INCURRED ARE AS SET FORTH BELOW. THE WAIVERS AND EXPENSE LIMITATIONS MAY BE TERMINATED AT ANY TIME AT THE OPTION OF THE INVESTMENT ADVISER. If this occurs, "Other Expenses" and "Total Fund Operating Expenses" may increase without shareholder approval.


                                                         TOTAL FUND
                                      OTHER EXPENSES OPERATING EXPENSES
 ----------------------------------------------------------------------
  ADJUSTABLE RATE GOVERNMENT  Class A     0.24%            0.89%
 ----------------------------------------------------------------------
  SHORT DURATION GOVERNMENT   Class A     0.19%            0.94%
                              Class B     0.19%            1.54%
                              Class C     0.19%            1.69%
 ----------------------------------------------------------------------
  SHORT DURATION TAX-FREE     Class A     0.19%            0.79%
                              Class B     0.19%            1.39%
                              Class C     0.19%            1.54%
 ----------------------------------------------------------------------
  GOVERNMENT INCOME           Class A     0.19%            0.98%
                              Class B     0.19%            1.73%
                              Class C     0.19%            1.73%
 ----------------------------------------------------------------------
  MUNICIPAL INCOME            Class A     0.19%            0.94%
                              Class B     0.19%            1.69%
                              Class C     0.19%            1.69%
 ----------------------------------------------------------------------
  CORE FIXED INCOME           Class A     0.29%            0.94%
                              Class B     0.29%            1.69%
                              Class C     0.29%            1.69%
 ----------------------------------------------------------------------
  GLOBAL INCOME               Class A     0.19%            1.34%
                              Class B     0.19%            1.84%
                              Class C     0.19%            1.84%
 ----------------------------------------------------------------------
  HIGH YIELD                  Class A     0.21%            1.16%
                              Class B     0.21%            1.91%
                              Class C     0.21%            1.91%
 ----------------------------------------------------------------------

                                                          FUND FEES AND EXPENSES

Example

The following Example is intended to help you compare the cost of investing in a Fund (without the waivers and expense limitations) with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Class A, B or C Shares of a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that a Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                           1 YEAR 3 YEARS 5 YEARS 10 YEARS
----------------------------------------------------------
ADJUSTABLE RATE
 GOVERNMENT FUND
Class A Shares              $110   $311   $  529   $1,156
----------------------------------------------------------
SHORT DURATION GOVERNMENT
 FUND
Class A Shares              $138   $388   $  657   $1,426
Class B Shares
 - Assuming complete
  redemption at end of
  period                    $394   $700   $1,032   $2,038
 - Assuming no redemption   $194   $600   $1,032   $2,038
Class C Shares
 - Assuming complete
  redemption at end of
  period                    $294   $600   $1,032   $2,233
 - Assuming no redemption   $194   $600   $1,032   $2,233
----------------------------------------------------------
SHORT DURATION TAX-FREE
 FUND
Class A Shares              $166   $475   $  805   $1,741
Class B Shares
 - Assuming complete
  redemption at end of
  period                    $422   $785   $1,175   $2,334
 - Assuming no redemption   $222   $685   $1,175   $2,334
Class C Shares
 - Assuming complete
  redemption at end of
  period                    $322   $685   $1,175   $2,524
 - Assuming no redemption   $222   $685   $1,175   $2,524
----------------------------------------------------------
GOVERNMENT INCOME FUND
Class A Shares              $183   $474   $  786   $1,673
Class B Shares
 - Assuming complete
  redemption at end of
  period                    $714   $961   $1,334   $2,250
 - Assuming no redemption   $214   $661   $1,134   $2,250
Class C Shares
 - Assuming complete
  redemption at end of
  period                    $314   $661   $1,134   $2,441
 - Assuming no redemption   $214   $661   $1,134   $2,441
----------------------------------------------------------

                          1 YEAR 3 YEARS 5 YEARS 10 YEARS
---------------------------------------------------------
MUNICIPAL INCOME FUND
Class A Shares             $185  $  480  $  797   $1,695
Class B Shares
 - Assuming complete
  redemption at end of
  period                   $716  $  967  $1,344   $2,271
 - Assuming no redemption  $216  $  667  $1,144   $2,271
Class C Shares
 - Assuming complete
  redemption at end of
  period                   $316  $  667  $1,144   $2,462
 - Assuming no redemption  $216  $  667  $1,144   $2,462
---------------------------------------------------------
CORE FIXED INCOME FUND
Class A Shares             $152  $  378  $  622   $1,322
Class B Shares
 - Assuming complete
  redemption at end of
  period                   $683  $  866  $1,175   $1,919
 - Assuming no redemption  $183  $  566  $  975   $1,919
Class C Shares
 - Assuming complete
  redemption at end of
  period                   $283  $  566  $  975   $2,116
 - Assuming no redemption  $183  $  566  $  975   $2,116
---------------------------------------------------------
GLOBAL INCOME FUND
Class A Shares             $222  $  594  $  990   $2,098
Class B Shares
 - Assuming complete
  redemption at end of
  period                   $728  $1,003  $1,405   $2,459
 - Assuming no redemption  $228  $  703  $1,205   $2,459
Class C Shares
 - Assuming complete
  redemption at end of
  period                   $328  $  703  $1,205   $2,585
 - Assuming no redemption  $228  $  703  $1,205   $2,585
---------------------------------------------------------
HIGH YIELD FUND
Class A Shares             $172  $  440  $  728   $1,549
Class B Shares
 - Assuming complete
  redemption at end of
  period                   $703  $  927  $1,278   $2,134
 - Assuming no redemption  $203  $  627  $1,078   $2,134
Class C Shares
 - Assuming complete
  redemption at end of
  period                   $303  $  627  $1,078   $2,327
 - Assuming no redemption  $203  $  627  $1,078   $2,327
---------------------------------------------------------

The hypothetical example assumes that a CDSC will not apply to redemptions of Class A Shares within the first 18 months. Class B Shares convert to Class A Shares eight years after purchase; therefore, Class A expenses are used in the hypothetical example after year eight.
In addition to the compensation itemized above, certain institutions that sell Fund shares and/or their salespersons may receive other compensation in connec-tion with the sale and distribution of Class A, Class B and Class C Shares of the Funds or for services to their customers' accounts and/or the Funds. For additional information regarding such compensation, see "What Should I Know When I Purchase Shares Through an Authorized Dealer?"

 Service Providers

 INVESTMENT ADVISERS



  INVESTMENT ADVISER                            FUND
 ------------------------------------------------------------------------------
  Goldman Sachs Asset Management ("GSAM")       Short Duration Tax-Free Fund
  One New York Plaza                            Government Income Fund
  New York, New York 10004                      Municipal Income Fund
                                                Core Fixed Income Fund
                                                High Yield Fund
 ------------------------------------------------------------------------------
  Goldman Sachs Funds Management, L.P.
   ("GSFM")                                     Adjustable Rate Government Fund
  One New York Plaza                            Short Duration Government Fund
  New York, New York 10004
 ------------------------------------------------------------------------------
  Goldman Sachs Asset Management International
   ("GSAMI")                                    Global Income Fund
  133 Peterborough Court
  London EC4A 2BB
  England
 ------------------------------------------------------------------------------

 GSAM is a separate operating division of Goldman Sachs, which registered as an investment adviser in 1981. GSFM, a registered investment adviser since 1990, is a Delaware limited partnership which is an affiliate of Goldman Sachs. GSAMI, a member of the Investment Management Regulatory Organization Limited since 1990 and a registered investment adviser since 1991, is an affiliate of Goldman Sachs. As of February , 1999, GSAM, GSFM and GSAMI, together with their affiliates, acted as investment adviser or distributor
 for assets in excess of $   billion.

 The Investment Adviser provides day-to-day advice regarding the Funds' port-folio transactions. The Investment Adviser makes the investment decisions for the Funds and places purchase and sale orders for the Funds' portfolio transactions in the U.S. and foreign markets. As permitted by applicable law, these orders may be directed to any brokers, including Goldman Sachs and its affiliates. While the Investment Adviser is ultimately responsible for the management of the Funds, it is able to draw upon the research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. In addition, the Investment Adviser has access to the research and certain proprietary tech-nical models developed by Goldman Sachs, and will apply quantitative and qualitative analysis in determining the appropriate allocations among cate-gories of issuers and types of securities.

                                                                             1-M

 The Investment Adviser also performs the following additional services for the Funds:
 .Supervises all non-advisory operations of the Funds
 .Provides personnel to perform necessary executive, administrative and clerical services to the Funds
 .Arranges for the preparation of all required tax returns, reports to shareholders, prospectuses and statements of additional information and other reports filed with the Securities and Exchange Commission (the "SEC") and other regulatory authorities
 .Maintains the records of each Fund
 .Provides office space and all necessary office equipment and services

 MANAGEMENT FEES


 As compensation for its services and its assumption of certain expenses, the Investment Adviser is entitled to the following fees, computed daily and payable monthly, at the annual rates listed below:

                                               FOR THE FISCAL YEAR ENDED
                              CONTRACTUAL RATE OCTOBER 31, 1998
 -----------------------------------------------------------------------
  GSAM:
 -----------------------------------------------------------------------
  Short Duration Tax-Free          0.40%                 0.39%
 -----------------------------------------------------------------------
  Government Income                0.65%                 0.52%
 -----------------------------------------------------------------------
  Municipal Income                 0.55%                 0.54%
 -----------------------------------------------------------------------
  Core Fixed Income                0.40%                 0.40%
 -----------------------------------------------------------------------
  High Yield                       0.70%                 0.68%
 -----------------------------------------------------------------------
  GSFM:
 -----------------------------------------------------------------------
  Adjustable Rate Government       0.40%                 0.40%
 -----------------------------------------------------------------------
  Short Duration Government        0.50%                 0.47%
 -----------------------------------------------------------------------
  GSAM:
 -----------------------------------------------------------------------
  Global Income                    0.90%                 0.60%
 -----------------------------------------------------------------------

 The difference, if any, between the stated fees and the actual fees paid by the Funds reflects that the Investment Adviser did not charge the full amount of the fees to which it would have been entitled. The Investment Adviser may discontinue or modify its voluntary limitation in the future at its discretion.

2-M

                                                               SERVICE PROVIDERS


 FUND MANAGERS


 Fixed Income Portfolio Management Team
 .Fixed-income portfolio management is comprised of a deep team of sector specialists
 .The team strives to maximize risk-adjusted returns by de-emphasizing interest rate anticipation and focusing on security selection and sector allocation
 .The team manages approximately $40 billion in fixed-income assets for retail, institutional and high net worth clients

--------------------------------------------------------------------------------
U.S. Fixed Income-Investment Management Team

                                                 YEARS PRIMARILY
 NAME AND TITLE   FUND RESPONSIBILITY            RESPONSIBLE     FIVE YEAR EMPLOYMENT HISTORY
---------------------------------------------------------------------------------------------
 Erica Adelberg       PORTFOLIO MANAGER--          SINCE 1995      MS. ADELBERG JOINED THE
 VICE PRESIDENT       GOVERNMENT INCOME FUND                       INVESTMENT ADVISER IN
                                                                   1995, AFTER WORKING AS A
                                                                   MORTGAGE STRATEGIST AT
                                                                   GOLDMAN SACHS.
---------------------------------------------------------------------------------------------
 Jonathan A.          PORTFOLIO MANAGER--          SINCE 1991      MR. BEINNER JOINED THE
 Beinner              ADJUSTABLE RATE                              INVESTMENT ADVISER IN
 MANAGING              GOVERNMENT FUND                             1990.
 DIRECTOR AND         SHORT DURATION GOVERNMENT
 CO-HEAD U.S.          FUND
 FIXED INCOME         GOVERNMENT INCOME FUND
                      CORE FIXED INCOME FUND
---------------------------------------------------------------------------------------------
 James B. Clark       PORTFOLIO MANAGER--          SINCE 1994      MR. CLARK JOINED THE
 VICE PRESIDENT       ADJUSTABLE RATE                              INVESTMENT ADVISER IN
                       GOVERNMENT FUND                             1994 AFTER WORKING AS AN
                      SHORT DURATION GOVERNMENT                    INVESTMENT MANAGER IN
                       FUND                                        THE MORTGAGE BACK
                      GOVERNMENT INCOME FUND                       SECURITIES GROUP AT
                                                                   TRAVELERS INSURANCE
                                                                   COMPANY.
---------------------------------------------------------------------------------------------
 Peter A. Dion        PORTFOLIO MANAGER--          SINCE 1995      MR. DION JOINED THE
 VICE PRESIDENT       ADJUSTABLE RATE                              INVESTMENT ADVISER IN
                       GOVERNMENT FUND                             1992.
                      SHORT DURATION GOVERNMENT
                       FUND
---------------------------------------------------------------------------------------------
 C. Richard Lucy      PORTFOLIO MANAGER--          SINCE 1992      MR. LUCY JOINED THE
 MANAGING             ADJUSTABLE RATE                              INVESTMENT ADVISER IN
 DIRECTOR AND          GOVERNMENT FUND                             1992.
 CO-HEAD U.S.         SHORT DURATION GOVERNMENT
 FIXED INCOME          FUND
                      GOVERNMENT INCOME FUND
                      CORE FIXED INCOME FUND
---------------------------------------------------------------------------------------------
 James P.             PORTFOLIO MANAGER--          SINCE 1995      MR. MCCARTHY JOINED THE
 McCarthy             ADJUSTABLE RATE                              INVESTMENT ADVISER IN
 VICE PRESIDENT        GOVERNMENT FUND                             1995 AFTER WORKING FOUR
                      SHORT DURATION GOVERNMENT                    YEARS AT NOMURA
                       FUND                                        SECURITIES, WHERE HE WAS
                                                                   AN ASSISTANT VICE
                                                                   PRESIDENT AND AN
                                                                   ADJUSTABLE RATE MORTGAGE
                                                                   TRADER.
---------------------------------------------------------------------------------------------

                                                                             3-M

U.S. Fixed Income-Municipal Investment Management Team

                                      YEARS PRIMARILY
 NAME AND TITLE   FUND RESPONSIBILITY RESPONSIBLE     FIVE YEAR EMPLOYMENT HISTORY
----------------------------------------------------------------------------------
 Elisabeth Shupf   PORTFOLIO            SINCE 1995     BEFORE REJOINING THE
 Lonsdale          MANAGER --                          INVESTMENT ADVISER IN LATE
 VICE PRESIDENT    SHORT DURATION                      1995, MS. LONSDALE WAS A
                   TAX-FREE  FUND                      DIRECTOR OF FITCH INVESTORS
                   MUNICIPAL INCOME                    SERVICE DURING MOST OF
                   FUND                                1995, EVALUATING THE CREDIT
                                                       RATINGS OF TAX-BACKED
                                                       ISSUES. PRIOR TO THAT, SHE
                                                       WORKED FOR TEN YEARS IN THE
                                                       GOLDMAN SACHS MUNICIPAL
                                                       FINANCE DEPARTMENT.
----------------------------------------------------------------------------------
 Benjamin S.       PORTFOLIO            SINCE 1993     MR. THOMPSON JOINED THE
 Thompson          MANAGER --                          INVESTMENT ADVISER IN 1992.
 VICE PRESIDENT    SHORT DURATION
                   TAX-FREE  FUND
                   MUNICIPAL INCOME
                   FUND
----------------------------------------------------------------------------------

U.S. Fixed Income-High Yield Investment Management Team

                                      YEARS PRIMARILY
 NAME AND TITLE   FUND RESPONSIBILITY RESPONSIBLE     FIVE YEAR EMPLOYMENT HISTORY
----------------------------------------------------------------------------------
 Rachel Golder     PORTFOLIO            SINCE 1997     MS. GOLDER JOINED THE
 VICE PRESIDENT    MANAGER --                          INVESTMENT ADVISER IN 1997.
                   HIGH YIELD FUND                     SHE IS RESPONSIBLE FOR
                                                       MANAGING HIGH YIELD ASSETS.
                                                       PRIOR TO JOINING THE
                                                       INVESTMENT ADVISER, SHE
                                                       SPENT SIX YEARS AT SAUDI
                                                       INTERNATIONAL BANK AS A
                                                       HIGH YIELD CREDIT ANALYST
                                                       AND PORTFOLIO MANAGER.
----------------------------------------------------------------------------------
 Andrew Jessop     PORTFOLIO            SINCE 1997     MR. JESSOP JOINED THE
 VICE PRESIDENT    MANAGER --                          INVESTMENT ADVISER IN 1997.
                   HIGH YIELD FUND                     HE IS RESPONSIBLE FOR
                                                       MANAGING HIGH YIELD ASSETS.
                                                       PREVIOUSLY, HE WORKED SIX
                                                       YEARS MANAGING HIGH YIELD
                                                       PORTFOLIOS AT SAUDI
                                                       INTERNATIONAL BANK IN
                                                       LONDON.
----------------------------------------------------------------------------------

4-M

                                                               SERVICE PROVIDERS


                                      YEARS PRIMARILY
 NAME AND TITLE   FUND RESPONSIBILITY RESPONSIBLE     FIVE YEAR EMPLOYMENT HISTORY
----------------------------------------------------------------------------------
 Michael L.        PORTFOLIO            SINCE 1997     MR. PASTERNAK IS A PRODUCT
 Pasternak         MANAGER --                          MANAGER FOR HIGH YIELD
 VICE PRESIDENT    HIGH YIELD FUND                     ASSETS AND CONTRIBUTES TO
                                                       THE MANAGEMENT OF HIGH
                                                       YIELD ASSETS. HE JOINED THE
                                                       INVESTMENT ADVISER IN 1997.
                                                       PRIOR TO THAT, HE SPENT
                                                       EIGHT YEARS MANAGING HIGH
                                                       YIELD CORPORATE BOND AND
                                                       LOAN PORTFOLIOS AT SAUDI
                                                       INTERNATIONAL BANK IN
                                                       LONDON.
----------------------------------------------------------------------------------
 Christopher       PORTFOLIO            SINCE 1997     MR. TESTA JOINED THE
 Testa             MANAGER --                          INVESTMENT ADVISER IN 1994.
 VICE PRESIDENT    HIGH YIELD FUND                     HE IS RESPONSIBLE FOR
 AND DIRECTOR OF                                       MANAGING HIGH YIELD ASSETS.
 CREDIT RESEARCH                                       BEFORE JOINING THE
                                                       INVESTMENT ADVISER, HE WAS
                                                       A CREDIT ANALYST WITH CS
                                                       FIRST BOSTON FROM    TO   .
                                                       PRIOR TO THAT, HE WAS AN
                                                       ANALYST FOR METROPOLITAN
                                                       LIFE INSURANCE COMPANY
                                                       INVESTING IN PRIVATE
                                                       PLACEMENTS AND PUBLIC DEBT.
----------------------------------------------------------------------------------

Global Fixed Income Investment Management Team

                                      YEARS PRIMARILY
 NAME AND TITLE   FUND RESPONSIBILITY RESPONSIBLE     FIVE YEAR EMPLOYMENT HISTORY
----------------------------------------------------------------------------------
 Stephen           PORTFOLIO            SINCE 1992     MR. FITZGERALD JOINED THE
 Fitzgerald        MANAGER --                          INVESTMENT ADVISER IN 1992.
 EXECUTIVE         GLOBAL INCOME
 DIRECTOR,         FUND
 MANAGING
 DIRECTOR AND
 CHIEF
 INVESTMENT
 OFFICER FOR
 INTERNATIONAL
 INCOME
----------------------------------------------------------------------------------
 Andrew Wilson     PORTFOLIO            SINCE 1995     MR. WILSON JOINED THE
 EXECUTIVE         MANAGER --                          INVESTMENT ADVISER IN 1995.
 DIRECTOR          GLOBAL INCOME                       PRIOR TO HIS CURRENT
                   FUND                                POSITION, HE SPENT THREE
                                                       YEARS AS AN ASSISTANT
                                                       DIRECTOR AT ROTHSCHILD
                                                       ASSET MANAGEMENT, WHERE HE
                                                       WAS RESPONSIBLE FOR
                                                       MANAGING GLOBAL AND
                                                       INTERNATIONAL BOND
                                                       PORTFOLIOS WITH SPECIFIC
                                                       FOCUS ON THE U.S.,
                                                       CANADIAN, AUSTRALIAN AND
                                                       JAPANESE ECONOMIES.
----------------------------------------------------------------------------------

                                                                             5-M

 DISTRIBUTOR AND TRANSFER AGENT


 Goldman Sachs, 85 Broad Street, New York, New York 10004, serves as the exclusive distributor (the "Distributor") of each Fund's shares. Goldman Sachs, 4900 Sears Tower, Chicago, Illinois 60606, also serves as the Funds' transfer agent (the "Transfer Agent") and as such performs various share-holder servicing functions.

 From time to time, Goldman Sachs or any of its affiliates may purchase and hold shares of the Funds. Goldman Sachs reserves the right to redeem at any time some or all of the shares acquired for its own account.

 ACTIVITIES OF GOLDMAN SACHS AND ITS AFFILIATES AND OTHER ACCOUNTS MANAGED BY GOLDMAN SACHS


 The involvement of the Investment Adviser, Goldman Sachs and their affili-ates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to a Fund or limit a Fund's investment activities. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the Funds and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as the Funds. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Funds. The results of a Fund's investment activities, therefore, may differ from those of Goldman Sachs and its affiliates and it is possible that a Fund could sustain losses during periods in which Goldman Sachs and its affili-ates and other accounts achieve significant profits on their trading for proprietary or other accounts. In addition, the Funds may, from time to time, enter into transactions in which other clients of Goldman Sachs have an adverse interest. From time to time, a Fund's activities may be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions.

6-M

                                                               SERVICE PROVIDERS


 YEAR 2000


Many computer systems were designed using only two digits to signify the year (for example, "98" for "1998"). On January 1, 2000, if these computer systems are not corrected, they may incorrectly interpret "00" as the year "1900" rather than the year "2000," leading to computer shutdowns or errors (commonly known as the "Year 2000 Problem"). To the extent these systems conduct forward-looking calculations, these computer problems may occur prior to January 1, 2000. Like other investment companies and financial and business organizations, the Funds could be adversely affected in their ability to process securities trades, price securities, provide shareholder account services and otherwise conduct normal business operations if the computer systems used by the Invest-ment Adviser or other Fund service providers do not adequately address this problem in a timely manner.

In order to address the Year 2000 Problem, the Investment Adviser has taken the following measures:

 .The Investment Adviser has established a dedicated group to analyze these issues and to implement the systems modifications necessary to prepare for the Year 2000 Problem.
 .Currently, the Investment Adviser does not anticipate that the transition to the 21st century will have any material impact on its ability to continue to service the Funds at current levels.
 .The Investment Adviser has sought assurances from the Funds' other service providers that they are taking the steps necessary so that they do not experience Year 2000 Problems, and the Investment Adviser will continue to monitor the situation.
 .At this time, however, no assurance can be given that the actions taken by the Investment Adviser and the Funds' other service providers will be sufficient to avoid any adverse effect on the Funds due to the Year 2000 Problem. Furthermore, even if the actions taken by the Fund's Investment Adviser and other service providers are successful, the Fund may nevertheless suffer losses if the issuers of securities held by the Fund are adversely affected by the Year 2000 Problem. Also, it is possible that the normal operations of the Fund will, in any event, be disrupted significantly by the failure of communications and public utility companies, governmental entities, financial processors or others to perform their services as a result of the Year 2000 Problem.

                                                                             7-M

Dividends

Over the course of the fiscal year, dividends accrued and paid will constitute all or substantially all of the Funds' net investment income. The Funds also intend that all net realized capital gains (after taking into account any available capital loss carryovers) will be declared as a dividend at least annually. You may choose to have dividends paid in:
 .Cash
 .Additional shares of the same class of the same Fund
 .Shares of the same or an equivalent class of another Goldman Sachs Fund or units of the ILA Portfolios. Special restrictions may apply for exchanges in certain ILA Portfolios. See the Additional Statement.

You may indicate your election on your Account Application. Any changes may be submitted in writing to Goldman Sachs at any time before the record date for a particular dividend or distribution. If you do not indicate any choice, your dividends and distributions will be reinvested automatically in the applicable Fund. If cash dividends are elected with respect to the Fund's monthly net investment income dividends, then cash dividends must also be elected with respect to the non-long-term capital gains component, if any, of the Fund's annual dividend.

The election to reinvest dividends and distributions in additional shares will not affect the tax treatment of such dividends and distributions, which will be treated as received by you and then used to purchase the shares.

Dividends from net investment income and distributions from capital gains are declared and paid as follows:

                            INVESTMENT INCOME  CAPITAL GAINS
                            DIVIDENDS          DISTRIBUTIONS
                            ------------------ -----------------
FUND                        DECLARED  PAID     DECLARED AND PAID
----------------------------------------------------------------
Adjustable Rate Government  DAILY     MONTHLY      ANNUALLY
----------------------------------------------------------------
Short Duration Government   DAILY     MONTHLY      ANNUALLY
----------------------------------------------------------------
Short Duration Tax-Free     DAILY     MONTHLY      ANNUALLY
----------------------------------------------------------------
Government Income           DAILY     MONTHLY      ANNUALLY
----------------------------------------------------------------
Municipal Income            DAILY     MONTHLY      ANNUALLY
----------------------------------------------------------------
Core Fixed Income           DAILY     MONTHLY      ANNUALLY
----------------------------------------------------------------
Global Income               MONTHLY   MONTHLY      ANNUALLY
----------------------------------------------------------------
High Yield                  DAILY     MONTHLY      ANNUALLY
----------------------------------------------------------------


8-M

                                                                       DIVIDENDS


 From time to time a portion of such dividends may constitute a return of capital.

 At the time of an investor's purchase of shares of a Fund, a portion of the net asset value ("NAV") per share may be represented by undistributed income (in the case of the Global Income Fund) or realized or unrealized apprecia-tion of any Fund's portfolio securities. Therefore, subsequent distributions on such shares from such income or realized appreciation may be taxable to the investor even if the NAV of the shares is, as a result of the distribu-tions, reduced below the cost of such shares and the distributions (or por-tions thereof) represent a return of a portion of the purchase price.

                                                                             9-M

Shareholder Guide

 The following section will provide you with answers to some of the most often asked questions regarding buying and selling the Funds' shares.

 HOW TO BUY SHARES


 How Can I Purchase Class A, Class B And Class C Shares Of The Funds? You may purchase shares of the Funds through:
 .Goldman Sachs; OR
 .Authorized Dealers

 You may also purchase shares of the Funds directly from Goldman Sachs Trust (the "Trust").

 In order to make an initial investment in a Fund, you must furnish to the Fund, Goldman Sachs or your Authorized Dealer the information in the Account Application attached to this Prospectus.

 To Open an Account:

 .Complete the enclosed Account Application
 .Mail your payment and Account Application to:
  YOUR AUTHORIZED DEALER
  - Purchases by check or Federal Reserve draft should be made payable to your Authorized Dealer
  - Your Authorized Dealer is responsible for forwarding payment promptly (within 3 business days) to the Fund

  OR

  National Financial Data Services, Inc. ("NFDS"), P.O. Box 419711, Kansas City, MO 64141-6711
  - Purchases by check or Federal Reserve draft should be made payable to Goldman Sachs Funds - (name of Fund AND Class of Shares)
  - NFDS will not accept a check drawn on a foreign bank or a third-party check
  - Federal funds wire, Automated Clearing House Network ("ACH") transfer or bank wires should be sent to State Street Bank and Trust Company ("State Street") (each Funds' custodian). Please call the Funds at 1-800-526-7384 to get detailed instructions on how to wire your money.

                                                                             1-N

 What Is My Minimum Investment In The Funds?

                                                             INITIAL ADDITIONAL
 ------------------------------------------------------------------------------
  Regular Accounts                                           $1,000     $50
 ------------------------------------------------------------------------------
  Tax-Sheltered Retirement Plans (excluding SIMPLE IRAs and
   Education IRAs)                                             $250     $50
 ------------------------------------------------------------------------------
  Uniform Gift to Minors Act Accounts/Uniform Transfer to
   Minors Act Accounts                                         $250     $50
 ------------------------------------------------------------------------------
  403(b) Plan Accounts                                         $200     $50
 ------------------------------------------------------------------------------
  SIMPLE IRAs and Education IRAs                                $50     $50
 ------------------------------------------------------------------------------
  Automatic Investment Plan Accounts                            $50     $50
 ------------------------------------------------------------------------------

 What Alternative Sales Arrangements Are Available?
 The Funds offer three classes of shares through this Prospectus.*


 -----------------------------------------------------------------------------

  INITIAL SALES CHARGE              Class A Applies to purchases of less
                                            than $1 million ($500,000 in
                                            the case of Short Duration
                                            Government and Short
                                            Duration Tax-Free Funds)--
                                            varies by size of investment
                                            with a maximum of 4.5%
                         -----------------------------------------------
                                    Class B None
                         -----------------------------------------------
                                    Class C None
 -----------------------------------------------------------------------
  CONTINGENT DEFERRED SALES CHARGE  Class A 1.00% on investments of $1
   ("CDSC")                                 million or more IF you sell
                                            within 18 months (except for
                                            certain redemptions of
                                            Adjustable Rate Government
                                            Class A Shares that were
                                            purchased directly, as
                                            opposed to exchanges)
                         -----------------------------------------------
                                    Class B 6 year declining CDSC with a
                                            maximum of 5%
                                            (2% in the case of Short
                                            Duration Government and
                                            Short Duration Tax-Free
                                            Funds)
                         -----------------------------------------------
                                    Class C 1% if shares are redeemed
                                            within 12 months of purchase
 -----------------------------------------------------------------------
  CONVERSION FEATURE                Class A None
                         -----------------------------------------------
                                    Class B Class B Shares convert to
                                            Class A Shares after 8 years
                         -----------------------------------------------
                                    Class C None
 -----------------------------------------------------------------------

 What Else Should I Know About Share Purchases?
 The Funds reserve the right to:
 .Refuse to open an account if you fail to (i) provide a social security num-ber or other taxpayer identification number; or (ii) certify that such num-ber is correct (if required to do so under applicable law).
 * The Adjustable Rate Government Fund does not currently, but may in the future, offer Class B and Class C Shares.

2-N

                                                               SHAREHOLDER GUIDE

 .Reject or restrict any purchase or exchange order by a particular purchaser
  (or group of related purchasers). This may occur, for example, when a pat-tern of frequent purchases, sales or exchanges of shares of a Fund is evi-dent, or if purchases, sales or exchanges are, or a subsequent abrupt redemption might be, of a size that would disrupt management of a Fund.
 .Modify or waive the minimum investment amounts.
 .Modify the manner in which shares are offered.
 .Modify the sales charge rates applicable to future purchases of shares.

 The Funds may allow you to purchase shares with securities instead of cash if consistent with a Fund's investment policies and operations and if approved by the Portfolio Manager.

 How Are Shares Priced?
 The price you pay or receive when you buy, sell or exchange shares is deter-mined by a Fund's NAV and share class. Each class calculates its NAV as fol-lows:

                 (Value of Assets of the Class)
                  - (Liabilities of the Class)
     NAV = _______________________________
                 Number of Outstanding Shares of the Class

 The Funds' investments are valued based on market quotations, which may be furnished by a pricing service or provided by securities dealers. If accu-rate quotations are not readily available, the Funds' investments may be valued based on yield equivalents, a pricing matrix or other sources, under valuation procedures established by the Trustees. Debt obligations with a remaining maturity of 60 days or less are valued at amortized cost.
  .NAV per share of each share class is calculated by the Fund's custodian on each business day as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. New York time). This occurs after the determination, if any, of the income to be declared as a dividend (except in the case of the Global Income Fund). Fund shares will not be priced on any day the New York Stock Exchange is closed.
  .When you buy shares, you pay the NAV next calculated after the Funds receive your order in proper form, plus any applicable sales charge. .When you sell shares, you receive the NAV next calculated after the Funds receive your order in proper form, less any applicable CDSC.


                                                                             3-N

 NOTE: THE TIME AT WHICH TRANSACTIONS AND SHARES ARE PRICED AND THE TIME BY WHICH ORDERS MUST BE RECEIVED MAY BE CHANGED IN CASE OF AN EMERGENCY OR IF REGULAR TRADING ON THE NEW YORK STOCK EXCHANGE IS STOPPED AT A TIME OTHER THAN 4:00 P.M. NEW YORK TIME.

 Foreign securities may trade in their local markets on days a Fund is closed. As a result, the NAV of a Fund that holds foreign securities may be impacted on days when investors may not purchase or redeem Fund shares.

 COMMON QUESTIONS REGARDING THE PURCHASE OF CLASS A SHARES

 What Is The Offering Price Of Class A Shares?
 THE OFFERING PRICE OF CLASS A SHARES OF EACH FUND IS THE NEXT DETERMINED NAV PER SHARE PLUS AN INITIAL SALES CHARGE PAID TO GOLDMAN SACHS AT THE TIME OF PURCHASE OF SHARES. The sales charge varies depending upon the amount you purchase. In some cases, described below, the initial sales charge may be eliminated altogether, and the offering price will be the NAV per share. The current sales charges and commissions paid to Authorized Dealers for Class A Shares of the Government Income, Municipal Income, Core Fixed Income, Global Income and High Yield Funds are as follows:


                                                     SALES CHARGE  MAXIMUM DEALER
                                     SALES CHARGE AS AS PERCENTAGE  ALLOWANCE AS
        AMOUNT OF PURCHASE            PERCENTAGE OF  OF NET AMOUNT  PERCENTAGE OF
  (INCLUDING SALES CHARGE, IF ANY)   OFFERING PRICE    INVESTED    OFFERING PRICE*
 ---------------------------------------------------------------------------------
  Less than $100,000                      4.50%          4.71%          4.00%
  $100,000 up to (but less than)
   $250,000                               3.00           3.09           2.50
  $250,000 up to (but less than)
   $500,000                               2.50           2.56           2.00
  $500,000 up to (but less than)
   $1 million                             2.00           2.04           1.75
  $1 million or more                      0.00**         0.00**          ***
 ---------------------------------------------------------------------------------

 The current sales charges and commissions paid to Authorized Dealers for Class A Shares of the Short Duration Government and Short Duration Tax-Free Funds are as follows:


                                                     SALES CHARGE  MAXIMUM DEALER
                                     SALES CHARGE AS AS PERCENTAGE  ALLOWANCE AS
        AMOUNT OF PURCHASE            PERCENTAGE OF  OF NET AMOUNT  PERCENTAGE OF
  (INCLUDING SALES CHARGE, IF ANY)   OFFERING PRICE    INVESTED    OFFERING PRICE*
 ---------------------------------------------------------------------------------
  Less than $250,000                      2.00%          2.04%          1.75%
  $250,000 up to (but less than)
   $500,000                               1.50           1.52           1.25
  $500,000 or more                        0.00**         0.00**          ***
 ---------------------------------------------------------------------------------


4-N

                                                               SHAREHOLDER GUIDE

 The current sales charges and commissions paid to Authorized Dealers of Class A Shares of the Adjustable Rate Government Fund are as follows:

                                                     SALES CHARGE  MAXIMUM DEALER
                                     SALES CHARGE AS AS PERCENTAGE  ALLOWANCE AS
        AMOUNT OF PURCHASE            PERCENTAGE OF  OF NET AMOUNT  PERCENTAGE OF
  (INCLUDING SALES CHARGE, IF ANY)   OFFERING PRICE    INVESTED    OFFERING PRICE*
 ---------------------------------------------------------------------------------
  Less than $500,000                      1.50%          1.52%          1.25%
  $500,000 up to (but less than)
   $1 million                             1.00           1.01           0.75
  $1 million or more                      0.00           0.00           0.00
 ---------------------------------------------------------------------------------

   * Dealer's reallowance may be changed periodically. During special promo-tions, the entire sales charge may be reallowed to Authorized Dealers. Authorized Dealers to whom substantially the entire sales charge is reallowed may be deemed to be "underwriters" under the Securities Act of 1933.
  ** No sales charge is payable at the time of purchase of Class A Shares of $1 million ($500,000 in the case of the Short Duration Government and Short Duration Tax-Free Funds) or more, but a CDSC of 1% may be imposed in the event of certain redemptions within 18 months of purchase.
 *** The Distributor pays a one-time commission to Authorized Dealers who initiate or are responsible for purchases of $1 million or more of shares of the Funds ($500,000 in the case of the Short Duration Govern-ment and Short Duration Tax-Free Funds) equal to 1.00% of the amount under $3 million, 0.50% of the next $2 million, and 0.25% thereafter. The Distributor may also pay, with respect to all or a portion of the amount purchased, a commission in accordance with the foregoing schedule to Authorized Dealers who initiate or are responsible for purchases of $500,000 or more by certain pension and profit sharing plans, pension funds and other company-sponsored benefit plans investing in the Funds which satisfy the criteria set forth below in "When Are Class A Shares Not Subject to a Sales Load" or $1 million ($500,000 in the case of the Short Duration Government and Short Duration Tax-Free Funds) or more by certain "wrap" accounts. Purchases by such plans will be made at NAV with no initial sales charge, but if all of the shares held are redeemed within 18 months after the end of the calendar month in which such pur-chase was made, a CDSC of 1% may be imposed upon the plan sponsor or the third party administrator. In addition, Authorized Dealers will remit to the Distributor such payments received in connection with "wrap" accounts in the event that shares are redeemed within 18 months after the end of the calendar month in which the purchase was made.

                                                                             5-N

 What Else Do I Need To Know About Class A Shares' CDSC?
 Purchases of $1 million ($500,000 in the case of the Short Duration Govern-ment and Short Duration Tax-Free Funds) or more of Class A Shares will be made at NAV with no initial sales charge. However, if you redeem shares within 18 months after the end of the calendar month in which the purchase was made, excluding any period of time in which the shares were exchanged into and remained invested in an ILA Portfolio, a CDSC of 1% may be imposed unless, in certain cases, your Authorized Dealer enters into an agreement with the Distributor to return all or an applicable prorated portion of its commission to the Distributor. The CDSC is waived on redemptions in certain circumstances. See "In What Situations May the CDSC on Class A, B or C Shares Be Waived Or Reduced?" below.

 When Are Class A Shares Not Subject To A Sales Load?
 Class A Shares of the Funds may be sold at NAV without payment of any sales charge to the following individuals and entities:
 .Goldman Sachs, its affiliates or their respective officers, partners, directors or employees (including retired employees and former partners), any partnership of which Goldman Sachs is a general partner, any Trustee or officer of the Trust and designated family members of any of these individ-uals;
 .Qualified retirement plans of Goldman Sachs;
 .Trustees or directors of investment companies for which Goldman Sachs or an affiliate acts as sponsor;
 .Any employee or registered representative of any Authorized Dealer or their respective spouses, children and parents;
 .Banks, trust companies or other types of depository institutions investing for their own account or investing for discretionary or non-discretionary accounts;
 .Any state, county or city, or any instrumentality, department, authority or agency thereof, which is prohibited by applicable investment laws from pay-ing a sales charge or commission in connection with the purchase of shares of a Fund;
 .Pension and profit sharing plans, pension funds and other company-sponsored benefit plans that:
  .Buy shares worth $500,000 or more; or
  .Have 100 or more eligible employees at the time of purchase; or .Certify that they expect to have annual plan purchases of $200,000 or more; or
  .Are provided administrative services by certain third-party administra-tors that have entered into a special service arrangement with Goldman Sachs relating to such plans;


6-N

                                                               SHAREHOLDER GUIDE

 ."Wrap" accounts for the benefit of clients of broker-dealers, financial institutions or financial planners, provided they have entered into an agreement with GSAM specifying aggregate minimums and certain operating policies and standards;
 .Registered investment advisers investing for accounts for which they receive asset-based fees;
 .Accounts over which GSAM or its advisory affiliates have investment discre-
  tion; or
 .Shareholders receiving distributions from a qualified retirement plan invested in the Goldman Sachs Funds and reinvesting such proceeds in a Goldman Sachs IRA.

 YOU MUST CERTIFY ELIGIBILITY FOR ANY OF THE ABOVE EXEMPTIONS ON YOUR ACCOUNT APPLICATION AND NOTIFY THE FUND IF YOU NO LONGER ARE ELIGIBLE FOR THE EXEMP-TION. The Fund will grant you an exemption subject to confirmation of your entitlement. You may be charged a fee if you effect your transactions through a broker or agent.

 How Can The Sales Charge On Class A Shares Be Reduced?
 .RIGHT OF ACCUMULATION: When buying Class A Shares in Goldman Sachs Funds, your current aggregate investment determines the initial sales load you pay. You may qualify for reduced sales charges when the current market value of holdings (shares at current offering price), plus new purchases, reaches $100,000 or more in the case of the Government Income, Municipal Income, Core Fixed Income, Global Income and High Yield Funds; $250,000 or more in the case of the Short Duration Government and Short Duration Tax-Free Funds; and $500,000 or more in the case of the Adjustable Rate Govern-ment Fund. Class A Shares of any of the Goldman Sachs Funds may be combined under the Right of Accumulation. To qualify for a reduced sales load, you or your Authorized Dealer must notify the Fund's Transfer Agent at the time of investment that a quantity discount is applicable. Use of this service is subject to a check of appropriate records. The Additional Statement has more information about the Right of Accumulation.

 .STATEMENT OF INTENTION: You may obtain a reduced sales charge by means of a written Statement of Intention which expresses your non-binding commitment to invest in $100,000 or more within a period of 13 months in the case of the Government Income, Municipal Income, Core Fixed Income, Global Income and High Yield Funds; $250,000 or more in the case of the Short Duration Government and Short Duration Tax-Free Funds; and $500,000 or more in the case of the Adjustable Rate Government Fund. Any investments you make dur-ing the period receive the discounted sales load based on the full amount of

                                                                             7-N
  your investment commitment. The Additional Statement has more information about the Statement of Intention.

 COMMON QUESTIONS ABOUT THE PURCHASE OF CLASS B SHARES


 What Is The Offering Price Of Class B Shares?
 YOU MAY PURCHASE CLASS B SHARES OF THE FUNDS (OTHER THAN THE ADJUSTABLE RATE GOVERNMENT FUND) AT THE NEXT DETERMINED NAV WITHOUT AN INITIAL SALES CHARGE. HOWEVER, CLASS B SHARES REDEEMED WITHIN SIX YEARS (THREE YEARS IN THE CASE OF THE SHORT DURATION GOVERNMENT AND SHORT DURATION TAX-FREE FUNDS) OF PUR-CHASE WILL BE SUBJECT TO A CDSC AT THE RATES SHOWN IN THE TABLE BELOW BASED ON HOW LONG YOU HELD YOUR SHARES.

 The CDSC schedule is as follows:

                               CDSC AS A PERCENTAGE OF DOLLAR AMOUNT SUBJECT TO CDSC
                               -----------------------------------------------------
                            GOVERNMENT INCOME, MUNICIPAL
                          INCOME, GLOBAL INCOME, CORE FIXED SHORT DURATION GOVERNMENT AND
   YEAR SINCE PURCHASE       INCOME AND HIGH YIELD FUNDS    SHORT DURATION TAX-FREE FUNDS
 ----------------------------------------------------------------------------------------
  First                                   5%                              2%
  Second                                  4%                              1%
  Third                                   3%                              1%
  Fourth                                  3%                            None
  Fifth                                   2%                            None
  Sixth                                   1%                            None
  Seventh and thereafter                None                            None
 ----------------------------------------------------------------------------------------

 Proceeds from the CDSC are payable to the Distributor and may be used in whole or part to defray the Distributor's expenses related to providing dis-tribution-related services to the Funds in connection with the sale of Class B Shares, including the payment of compensation to Authorized Dealers. A commission equal to 2% in the case of the Short Duration Government and Short Duration Tax-Free Funds and 4% in the case of all other Funds of the amount invested is paid to Authorized Dealers.

 What Should I Know About The Automatic Conversion Of Class B Shares?
 Class B Shares of a Fund will automatically convert into Class A Shares of the same Fund at the end of the calendar quarter that is eight years after the purchase date.

 If you acquire Class B Shares of a Fund by exchange from Class B Shares of another Goldman Sachs Fund, your Class B Shares will convert into Class A Shares of such Fund based on the date of the initial purchase and the CDSC schedule of that purchase.


8-N

                                                               SHAREHOLDER GUIDE

 If you acquire Class B Shares through reinvestment of distributions, your Class B Shares will convert into Class A Shares based on the date of the initial purchase of the shares on which the distribution was paid.

 The conversion of Class B Shares to Class A Shares will not occur at any time the Funds are advised that such conversions may constitute taxable events for federal tax purposes, which the Funds believe is unlikely. If conversions do not occur as a result of possible taxability, Class B Shares would continue to be subject to higher expenses than Class A Shares for an indeterminate period.

 A COMMON QUESTION ABOUT THE PURCHASE OF CLASS C SHARES


 What Is The Offering Price Of Class C Shares?
 YOU MAY PURCHASE CLASS C SHARES OF THE FUNDS (OTHER THAN THE ADJUSTABLE RATE GOVERNMENT FUND) AT THE NEXT DETERMINED NAV WITHOUT PAYING AN INITIAL SALES CHARGE. HOWEVER, IF YOU REDEEM CLASS C SHARES WITHIN 12 MONTHS OF PURCHASE, A CDSC OF 1% WILL BE DEDUCTED FROM THE REDEMPTION PROCEEDS.

 Proceeds from the CDSC are payable to the Distributor and may be used in whole or in part to defray the Distributor's expenses related to providing distribution-related services to the Funds in connection with the sale of Class C Shares, including the payment of compensation to Authorized Dealers. An amount equal to 1% of the amount invested is paid by the Distributor to Authorized Dealers.

 COMMON QUESTIONS APPLICABLE TO THE PURCHASE OF CLASS A, B
 AND C SHARES


 When Will Shares Be Issued And Dividends Begin To Be Paid?
 GLOBAL INCOME FUND: If a purchase order is received in proper form before the Fund's NAV is determined, shares will be issued the same day and will be entitled to any dividend declared which have record dates on or after such purchase date.

 FOR ALL OTHER FUNDS:
 .Shares Purchased by Federal Funds Wire or ACH Transfer:
  .If a purchase order in proper form specifies a settlement date and is received before the Fund's NAV is determined, shares will be issued and dividends will begin to accrue on the purchased shares on the later of
   (i) the business day after the purchase order is received; or (ii) the day that the federal funds wire or ACH transfer is received by State Street.

                                                                             9-N

  .If a purchase order in proper form does not specify a settlement date, shares will be issued and dividends will begin to accrue on the business day after payment is received.

 .Shares Purchased by Check or Federal Reserve Draft:
  .If a purchase order in proper form specifies a settlement date and is received before the Fund's NAV is determined, shares will be issued and dividends will begin to accrue on the business day after payment is received.
  .If a purchase order in proper form does not specify a settlement date, shares will be issued and dividends will being to accrue on the business day after payment is received.

 What Else Do I Need To Know About The CDSC On Class A, B Or C Shares?
 .The CDSC is based on the lesser of the NAV of the shares at the time of redemption or the original offering price (which is the original NAV).
  .No CDSC is charged on shares acquired from reinvested dividends or capi-
   tal gains distributions.
  .No CDSC is charged on the per share appreciation of your account over the initial purchase price.
   .When counting the number of months since a purchase of Class B or Class C Shares was made, all payments made during a month will be com-bined and considered to have been made on the first day of that month.
 .When redeeming shares subject to a CDSC, market appreciation attributable to such shares will not be subject to the CDSC.
 .To keep your CDSC as low as possible, each time you place a request to sell shares, the Funds will first sell any shares in your account that do not carry a CDSC and then the shares in your account that are no longer subject to a CDSC.

 In What Situations May The CDSC On Class A, B Or C Shares Be Waived Or
 Reduced?
 The CDSC on Class A, Class B and Class C Shares that are subject to a CDSC may be waived or reduced if the redemption relates to:
 .Retirement distributions or loans to participants or beneficiaries from pension and profit sharing plans, pension funds and other company-sponsored benefit plans (each a "Retirement Plan");
 .The death or disability (as defined in Section 72(m)(7) of the Internal
  Revenue Code of 1986, as amended (the "Code")) of a participant or benefi-ciary in a Retirement Plan;

10-N

                                                               SHAREHOLDER GUIDE

 .Hardship withdrawals by a participant or beneficiary in a Retirement Plan; .Satisfying the minimum distribution requirements of the Code;
 .Establishing "substantially equal periodic payments" as described under
  Section 72(t)(2) of the Code;
 .The separation from service by a participant or beneficiary in a Retirement
  Plan;
 .The death or disability (as defined in Section 72(m)(7) of the Code) of a shareholder if the redemption is made within one year of the event;
 .Excess contributions distributed from a Retirement Plan;
 .Distributions from a qualified Retirement Plan invested in the Goldman
  Sachs Funds which are being rolled over to a Goldman Sachs IRA; or .Redemption proceeds which are to be reinvested in accounts or non-regis-
  tered products over which GSAM or its advisory affiliates have investment discretion.

 In addition, Class A, B and C Shares subject to a systematic withdrawal plan may be redeemed without a CDSC. The Funds reserve the right to limit such redemptions, on an annual basis, to 12% each of the value of your Class B and C Shares and 10% of the value of your Class A Shares.

 How Do I Decide Whether To Buy Class A, B Or C Shares?
 THE DECISION AS TO WHICH CLASS TO PURCHASE DEPENDS ON THE AMOUNT YOU INVEST, THE INTENDED LENGTH OF THE INVESTMENT AND YOUR PERSONAL SITUATION.

 .CLASS A SHARES. If you are making an investment of $100,000 or more that qualifies for a reduced sales charge, you should consider purchasing Class A Shares.
 .CLASS B SHARES. If you plan to hold your investment for at least six years
  (three years in the case of the Short Duration Government and Short Dura-tion Tax-Free Funds) and would prefer not to pay an initial sales charge, you might consider purchasing Class B Shares. By not paying a front-end sales charge, your entire investment in Class B Shares is available to work for you from the time you make your initial investment. However, the dis-tribution and service fee paid by Class B Shares will cause your Class B Shares (until conversion to Class A Shares) to have a higher expense ratio and thus, lower performance and lower dividend payments (to the extent div-idends are paid) than Class A Shares.
  A maximum purchase limitation of $250,000 in the aggregate normally applies to Class B Shares.
 .CLASS C SHARES. If you are unsure of the length of your investment or plan to hold your investment for less than six years and would prefer not to pay an initial sales charge, you may prefer Class C Shares. By not paying a front-end

                                                                            11-N
  sales charge, your entire investment in Class C Shares is available to work for you from the time you make your initial investment. However, the dis-tribution and service fee paid by Class C Shares will cause your Class C Shares to have a higher expense ratio and thus, lower performance and lower dividend payments (to the extent dividends are paid) than Class A Shares
  (or Class B Shares after conversion to Class A Shares).
  Although Class C Shares are subject to a CDSC for only 12 months, Class C Shares do not have the conversion feature applicable to Class B Shares and your investment will therefore pay higher distribution fees indefinitely.
  A maximum purchase limitation of $1,000,000 ($500,000 in the case of the Short Duration Government and Short Duration Tax-Free Funds) in the aggre-gate normally applies to purchases of Class C Shares.

 NOTE: AUTHORIZED DEALERS MAY RECEIVE DIFFERENT COMPENSATION FOR SELLING CLASS A, CLASS B OR CLASS C SHARES.
  In addition to Class A, Class B and Class C Shares, each Fund also offers other classes of shares to investors. These other share classes are sub-ject to different fees and expenses (which affect performance), have dif-ferent minimum investment requirements and are entitled to different serv-ices. Information regarding these other share classes may be obtained from your sales representative or from Goldman Sachs by calling the number on the cover of this Prospectus.

 HOW TO SELL SHARES


 How Can I Sell Class A, Class B And Class C Shares Of The Funds?
 You may arrange to take money out of your account by selling (redeeming) some or all of your shares. EACH FUND WILL REDEEM ITS SHARES UPON REQUEST ON ANY BUSINESS DAY AT THE NAV NEXT DETERMINED AFTER RECEIPT OF SUCH REQUEST IN PROPER FORM, SUBJECT TO ANY APPLICABLE CDSC. You may request that redemption proceeds be sent to you by check or by wire (if the wire instructions are on record). Redemptions may be requested in writing or by telephone.


12-N

                                                               SHAREHOLDER GUIDE



  INSTRUCTIONS FOR REDEMPTIONS:
 -----------------------------------------------------------------------
  BY WRITING:      .Write a letter of instruction that includes:
                   .Your name(s) and signature(s)
                   .Your account number
                   .The Fund name
                   .The dollar amount you want to sell
                   .How and where to send the proceeds
                   .Obtain a signature guarantee (see details below)
                   .Mail the request to:
                    Goldman Sachs Funds
                    c/o NFDS
                    P.O. Box 49711
                    Kansas City, MO 64141-6711
 -----------------------------------------------------------------------
  BY TELEPHONE:    (if you have elected the telephone redemption
                   privileges either on your Account Application or
                   in writing to the Funds):
                   .Call 1-800-526-7384 (8:00 a.m. to 4:00 p.m.
                    New York time)
                   .You may redeem up to $50,000 of your shares
                    within any 7 calendar day period
                   .Proceeds which are sent directly to a Goldman
                    Sachs brokerage account are not subject to the
                    $50,000 limit
 -----------------------------------------------------------------------

 When Do I Need A Signature Guarantee To Redeem Shares?
 A signature guarantee is required if:
 .You are requesting in writing to redeem shares in an amount over $50,000; .You would like the redemption proceeds sent to an address that is not your address of record; or
 .You would like to change the bank designated on your Account Application.

 A signature guarantee is designed to protect you, the Funds and Goldman Sachs from fraud. You may obtain a signature guarantee from a bank, securi-ties broker or dealer, credit union having the authority to issue signature guarantees, savings and loan association, building and loan association, cooperative bank, federal savings bank or association, national securities exchange, registered securities association or clearing agency, provided that such institution satisfies the standards established by Goldman Sachs.

                                                                            13-N

 Additional documentation may be required for executors, trustees or corpora-tions or when deemed appropriate by the Transfer Agent.

 What Do I Need To Know About Telephone Redemption Requests?
 The Trust, the Distributor and the Transfer Agent will not be liable for any loss you may incur in the event that the Trust accepts unauthorized tele-phone redemption requests that the Trust reasonably believes to be genuine. The Trust may accept telephone redemption instructions from any person iden-tifying himself or herself as the owner of an account or the owner's regis-tered representative where the owner has not declined in writing to use this service. Thus, you risk possible losses if a telephone redemption is not authorized by you.

 In an effort to prevent unauthorized or fraudulent redemption and exchange requests by telephone, Goldman Sachs and NFDS each employ reasonable proce-dures specified by the Trust to confirm that such instructions are genuine. If reasonable procedures are not employed, the Trust may be liable for any loss due to unauthorized or fraudulent transactions. The following general policies are currently in effect:
 .All telephone requests are recorded.
 .Proceeds of telephone redemption requests will be sent only to your address of record or authorized bank account designated in the Account Application (unless you provide written instructions and a signature guarantee, indi-cating another address) and exchanges of shares will be made only to an identical account.
 .Telephone redemptions will not be accepted during the 30-day period follow-
  ing any change in your address of record.
 .The telephone redemption option does not apply to shares held in a "street name" account. "Street name" accounts are accounts maintained and serviced by your Authorized Dealer. If your account is held in "street name," you should contact your registered representative of record, who may make tele-phone redemptions on your behalf.
 .The telephone redemption option may be modified or terminated at any time.

 NOTE: IT MAY BE DIFFICULT TO MAKE TELEPHONE REDEMPTIONS IN TIMES OF DRASTIC ECONOMIC OR MARKET CHANGES.

 How Are Redemption Proceeds Paid?
 BY WIRE: You may arrange for your redemption proceeds to be wired as federal funds to the bank account designated in your Account Application. The fol-lowing general policies govern wiring redemption proceeds:
 .Redemption proceeds will normally be wired on the next business day in fed-eral funds (for a total of one business day delay) following receipt of a properly executed wire transfer redemption request. If the Federal Reserve Bank is

14-N

                                                               SHAREHOLDER GUIDE

  closed on the day that the redemption proceeds would ordinarily be wired, wiring the redemption proceeds may be delayed one additional business day.
 .A transaction fee of $7.50 may be charged for payments of redemption pro-ceeds by wire. Your bank may also charge wiring fees. You should contact your bank directly to learn whether it charges such fees.
 .To change the bank designated on your Account Application to receive your redemption proceeds, you must send written instructions (with your signa-ture guaranteed) to the Transfer Agent.
 .Neither the Trust, Goldman Sachs nor any Authorized Dealer assumes any responsibility for the performance of your bank or any intermediaries in the transfer process. If a problem with such performance arises, you should deal directly with your bank or any such intermediaries.
 BY CHECK: You may elect to receive your redemption proceeds by check. Redemption proceeds paid by check will normally be mailed to the address of record within three business days of a properly executed redemption request, unless you are selling shares you recently paid for by check. In that case, the funds will pay you when your check has cleared, which may take up to 15 days.

 What Else Do I Need To Know About Redemptions?
 The following generally applies to redemption requests:
 .Shares of each Fund (other than the Global Income Fund) earn dividends declared on the day the shares are redeemed.
 .Additional documentation may be required when deemed appropriate by the Transfer Agent. A redemption request will not be in proper form until such additional documentation has been received.

 The Funds reserve the right to:
 .Redeem your shares if your account balance is less than $50 as a result of earlier redemptions. The Funds will not redeem your shares on this basis if the value of your account falls below the minimum account balance solely as a result of market conditions. The Funds will give you 60 days' prior writ-ten notice to allow you to purchase sufficient additional shares of the Fund in order to avoid such redemption.
 .Pay redemptions by a distribution in kind of securities (instead of cash) from a Fund. If you receive redemption proceeds in kind, you should expect to incur transaction costs upon the disposition of those securities.

 Can I Reinvest Redemption Proceeds In The Same Or Another Goldman Sachs
 Fund?
 You may redeem shares of a Fund and reinvest a portion or all of the redemp-tion proceeds (plus any additional amounts needed to round off purchases to the nearest full share). To be eligible for this privilege, you must hold the shares you want

                                                                            15-N
 to redeem for at least 30 days and you must reinvest the share proceeds within 90 days after you redeem. You may reinvest as follows:
  .Class A or B Shares--Class A Shares of the same Fund or any other Goldman
   Sachs Fund
  .Class C Shares--Class C Shares of the same Fund or any other Goldman
   Sachs Fund
 .You should obtain and read the applicable prospectuses before investing in any other Funds.
 .If you pay a CDSC upon redemption of Class A or Class C Shares and then reinvest in Class A or Class C Shares as described above, your account will be credited with the amount of the CDSC you paid. The reinvested shares will, however, continue to be subject to a CDSC. The holding period of the shares acquired through reinvestment will include the holding period of the redeemed shares for purposes of computing the CDSC payable upon a subse-quent redemption. For Class B Shares, you may reinvest the redemption pro-ceeds in Class A Shares at NAV but the amount of the CDSC paid upon redemp-tion of the Class B Shares will not be credited to your account.
 .The reinvestment privilege may be exercised at any time in connection with transactions in which the proceeds are reinvested at NAV in a tax-sheltered retirement plan. In other cases, the reinvestment privilege may be exer-cised once per year upon receipt of a written redemption request.
 .You may be subject to tax as a result of a redemption. You should consult your tax adviser concerning the tax consequences of a redemption and rein-vestment.

 Can I Exchange My Investment From One Fund to Another?
 You may exchange shares of a Fund at NAV without the imposition of an ini-tial sales charge or CDSC at the time of exchange for shares of the same class or an equivalent class of any other Goldman Sachs Fund. The exchange privilege may be materially modified or withdrawn at any time upon 60 days' written notice to you.

16-N

                                                               SHAREHOLDER GUIDE



  INSTRUCTIONS FOR EXCHANGING SHARES:
 ----------------------------------------------------------------------
  BY WRITING:      .Write a letter of instruction that includes:
                   .Your name(s) and signature(s)
                   .Your account number
                   .The Fund name and class of shares
                   .The dollar amount you want to sell
                   .Obtain a signature guarantee
                   .Mail the request to:
                    Goldman Sachs Funds,
                    Shareholder Services, c/o NFDS,
                    P.O. Box 419711,
                    Kansas City, MO 64141-6711
                   or for overnight delivery--
                    Goldman Sachs Funds
                    c/o NFDS
                    330 West 9th St.
                    Poindexter Bldg.
                    1st Floor
                    Kansas City, MO 64105
 ----------------------------------------------------------------------
  BY TELEPHONE:    (if you have elected the telephone redemption
                   privileges either on your Account Application or
                   in writing to the Fund):
                   .Call 1-800-526-7384 (8:00 a.m. to 4:00 p.m.
                    New York time)
 ----------------------------------------------------------------------

 .You should keep in mind the following factors when making or considering an exchange:
  .You should obtain and carefully read the prospectus of the Fund you are acquiring before making an exchange.
  .Six free exchanges are allowed in each 12 month period.
  .There is no charge for exchanges made pursuant to the Automatic Exchange
   Program.
  .A $12.50 fee may be charged for each subsequent exchange.
  .The exchanged shares may later be exchanged for shares of the same class
   (or an equivalent class) of the original Fund at the next determined NAV without the imposition of an initial sales charge or CDSC if the amount in the Fund resulting from such exchanges is less than the largest amount on which you have previously paid the applicable sales charge.
  .When you exchange shares subject to a CDSC, no CDSC will be charged at that time. The exchanged shares will be subject to the CDSC of the shares originally held. For purposes of determining the amount of the applicable CDSC, the length of time a shareholder has owned the shares will be mea-sured from the date the shareholder acquired the original shares subject to a CDSC and will not be affected by a subsequent exchange.

                                                                            17-N

  .Eligible investors may exchange certain classes of shares for another class of shares of the same Fund. For further information, call Goldman Sachs at 1-800-526-7384.
  .All exchanges which represent an initial investment in a Fund must sat-
   isfy the minimum initial investment requirements of that Fund.
  .Exchanges are available only in states where exchanges may be legally made.
  .It may be difficult to make telephone exchanges in times of drastic eco-
   nomic or market changes.
  .Goldman Sachs and NFDS may use reasonable procedures described under
   "What Do I Need To Know About Telephone Redemption Request?" in an effort to prevent unauthorized or fraudulent telephone exchange requests.
  .Telephone exchanges normally will be made only to an identical account.
   Shares may be exchanged among accounts with different names, addresses and social security or other taxpayer identification numbers only if the exchange instructions are in writing and accompanied by a signature guarantee.
 --------------------------------------------------------------

 For federal income tax purposes, an exchange is treated as a redemption of the shares surrendered in the exchange, on which an investor may be subject to tax, followed by a purchase of shares received in the exchange. You should consult your tax adviser concerning the tax consequences of an exchange.

 SHAREHOLDER SERVICES


 Can I Arrange To Have Automatic Investments Made On A Regular Basis?
 You may be able to make systematic cash investments through your bank via ACH transfer or your checking account via bank draft each month. Forms for this option are available from Goldman Sachs, your Authorized Dealer or you may check the appropriate box on the Account Application.

 Can My Dividends And Distributions From A Fund Be Invested In Other Funds? You may elect to cross-reinvest dividends and capital gain distributions paid by a Fund in shares of the same class or an equivalent class of any other Goldman Sachs Fund.
 .Shares will be purchased at NAV.
 .No initial sales charge or CDSC will be imposed.
 .You may elect cross-reinvestment into an identical account or an account registered in a different name or with a different address, social security number or taxpayer identification number provided that the account has been properly

18-N

                                                               SHAREHOLDER GUIDE

  established, appropriate signatures obtained and the minimum initial investment has been satisfied.

 Can I Arrange To Have Automatic Exchanges Made On A Regular Basis?
 You may elect to exchange automatically a specified dollar amount of shares of a Fund for shares of the same class or an equivalent class of any other Goldman Sachs Fund.
 .Shares will be purchased at NAV.
 .No initial sales charge is imposed.
 .Shares subject to a CDSC acquired under this program may be subject to a CDSC at the time of redemption from the Fund into which the exchange is made depending upon the date and value of your original purchase.
 .Automatic exchanges are made monthly on the 15th day of each month or the first business day thereafter.
 .Minimum dollar amount: $50 per month.

 What Else Should I Know About Cross-Reinvestments And Automatic Exchanges? Cross-reinvestments and automatic exchanges are subject to the following conditions:
 .You must hold $5,000 or more in the Fund which is paying the dividend or from which the exchange is being made.
 .You must invest an amount in the Fund into which cross-reinvestments or automatic exchanges are being made that is equal to that Fund's minimum initial investment or continue to cross-reinvest or to make automatic exchanges until such minimum initial investment is met.
 .You should obtain and read the prospectus of the Fund into which dividends are invested or automatic exchanges are made.

 Can I Have Automatic Withdrawals Made On A Regular Basis?
 You may draw on your account systematically via check or ACH transfer in any amount of $50 or more.
 .It is normally undesirable to maintain a systematic withdrawal plan at the same time that you are purchasing additional Class A, Class B or Class C Shares because of the sales charge imposed on your purchases of Class A Shares or the imposition of a CDSC on your redemptions of Class A, Class B or Class C Shares.
 .You must have a minimum balance of $5,000 in a Fund.
 .Checks are mailed on or about the 25th day of each month.
 .Each systematic withdrawal is a redemption and therefore a taxable transac-
  tion.
 .The CDSC applicable to Class A, Class B or Class C Shares redeemed under the systematic withdrawal plan may be waived.

                                                                            19-N

 What Types of Reports Will I Be Sent Regarding My Investment?
 You will receive an annual report containing audited financial statements and a semi-annual report. To eliminate unnecessary duplication, only one copy of such reports will be sent to shareholders with the same mailing address. If you would like a duplicate copy to be mailed to you, please con-tact Goldman Sachs at 800-526-7384. You will also be provided with a printed confirmation for each transaction in your account and an individual quar-terly account statement. A year-to-date statement for your account will be provided upon request made to Goldman Sachs. If your account is held in "street name" you may receive your statement on a different schedule. The Funds do not generally provide sub-accounting services.

 What Should I Know When I Purchase Shares Through An Authorized Dealer? Authorized Dealers and other financial intermediaries may provide varying arrangements for their clients to purchase and redeem Fund shares. They may charge additional fees not described in this Prospectus to their customers for such services.

 If shares of a Fund are held in a "street name" account with an Authorized Dealer, all recordkeeping, transaction processing and payments of distribu-tions relating to your account will be performed by the Authorized Dealer, and not by the Fund and its Transfer Agent. Since the Funds will have no record of your transactions, you should contact the Authorized Dealer to purchase, redeem or exchange shares, to make changes in or give instructions concerning the account or to obtain information about the account. The transfer of shares in a "street name" account to an account with another dealer or to an account directly with the Fund involves special procedures and will require you to obtain historical purchase information about the shares in the account from the Authorized Dealer.

 The Investment Adviser, Distributor and/or their affiliates pay additional compensation from time to time, out of their assets and not as an additional charge to the Funds, to selected Authorized Dealers and other persons in connection with the sale, distribution and/or servicing of shares of the Funds and other Goldman Sachs Funds. Subject to applicable NASD regulations, the Investment Adviser, Distributor and/or their affiliates may also con-tribute to various cash and non-cash incentive arrangements to promote the sale of shares. This additional compensation can vary among Authorized Deal-ers depending upon such factors as the amounts their customers have invested (or may invest) in particular Goldman Sachs Funds, the particular program involved, or the amount of reimbursable expenses. Additional compensation based on sales may, but is currently not expected to, exceed 0.50% (annualized) of the amount invested.

20-N

 Authorized Dealers and other financial intermediaries may be authorized to accept, on behalf of the Trust, purchase, redemption and exchange orders placed by or on behalf of their customers, and if approved by the Trust to designate other intermediaries to accept such orders. In these cases:

 .A Fund will be deemed to have received an order that is in proper form when the order is accepted by an Authorized Dealer or intermediary on a business day, and the order will be priced at the Fund's NAV per share (adjusted for any applicable sales charge) next determined after such acceptance.

 .Authorized Dealers and intermediaries are responsible for transmitting accepted orders to the Funds within the time period agreed upon by them.

 You should contact your Authorized Dealer or intermediary to ascertain whether they are authorized to accept orders for the Trust.

                                                                            21-N

                                                          FUND FEES AND EXPENSES

 What Are the Different Distribution and Service Fees Paid by Class A, B and C Shares?
 The Trust has adopted distribution and service plans (each a "Plan") under which Class A, Class B and Class C Shares bear distribution and service fees paid to Authorized Dealers and Goldman Sachs. Because these fees are paid out of the Fund's assets on an ongoing basis, over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales and service charges. If the fees received by Goldman Sachs pursuant to the Plans exceed its expenses, Goldman Sachs may realize a profit from this arrangement.

 DISTRIBUTION SERVICES AND FEES


 Under the Plans, Goldman Sachs is entitled to a monthly fee from each Fund for distribution services equal, on an annual basis, to 0.25%, 0.75% and 0.75%, respectively, of a Fund's average daily net assets attributed to Class A, Class B and Class C Shares.*

 The distribution fees payable are subject to the requirements of Rule 12b-1 under the 1940 Act, and may be used (among other things) for:
 . Compensation paid to and expenses incurred by Authorized Dealers, Goldman
   Sachs and their respective officers, employees and sales representatives;
 . Commissions paid to Authorized Dealers;
 . Allocable overhead;
 . Telephone and travel expenses;
 . Interest and other costs associated with the financing of such compensation and expenses;
 . Printing of prospectuses for prospective shareholders;
 . Preparation and distribution of sales literature or advertising of any type; and
 . All other expenses incurred in connection with activities primarily intended to result in the sale of Class A, Class B and Class C Shares.

 In connection with the sale of Class C Shares, Goldman Sachs begins paying the 0.75% distribution fee as an ongoing commission to Authorized Dealers after the shares have been held for one year. Goldman Sachs pays the distri-bution fees on a quarterly basis.

 * Currently, Goldman Sachs voluntarily limits such fees to 0.60% of the average daily net assets attributed to Class B Shares of the Short Duration Government and the Short Duration Tax-Free Funds. Goldman Sachs may modify or discontinue such waivers in the future at its discretion.

 PERSONAL ACCOUNT MAINTENANCE SERVICES AND FEES


 Under the Plans, Goldman Sachs is also entitled to receive a separate fee equal on an annual basis to 0.25% of each Fund's average daily net assets attributed to Class A (Global Income Fund only), Class B or Class C Shares. This fee is for personal and account maintenance services, and may be used to make payments to Goldman Sachs, Authorized Dealers and their officers, sales representatives and employees for responding to inquiries of, and fur-nishing assistance to, shareholders regarding ownership of their shares or their accounts or similar services not otherwise provided on behalf of the Funds.


 In connection with the sale of Class C Shares, Goldman Sachs begins paying the service fee as an ongoing commission, to Authorized Dealers after the shares have been held for one year. In connection with the sale of Class A and B Shares of the Short Duration Government and Short Duration Tax-Free Funds, Goldman Sachs begins paying the 0.25% ongoing Service fee, if any, to Authorized Dealers after the shares have been held for one year. Distribu-tion and service fees are paid by Goldman Sachs to Authorized Dealers on a quarterly basis.

Taxation

 TAXABILITY OF DISTRIBUTIONS


 Except for exempt-interest dividends paid by the Short Duration Tax-Free and Municipal Income Funds as described below, Fund distributions are taxable to you as ordinary income (unless your investment is in an IRA or other tax-advantaged account) to the extent they are attributable to the Fund's net investment income, certain net realized foreign exchange gains, and net short-term capital gains. They are taxable as long-term capital gain to the extent they are attributable to the Fund's excess of net long-term capital gains over net short-term capital losses. The tax status of any distribution is the same regardless of how long you have been in the Fund and whether you reinvest in additional shares or take them as cash. Certain distributions paid by a Fund in January of a given year may be taxable to shareholders as if received the prior December 31. The tax status of the dividends and dis-tributions for each calendar year will be detailed in your annual tax state-ment from the Fund.

 At any time, a portion of a Fund's NAV per share may be represented by undistributed income or realized or unrealized appreciation of the Fund's portfolio securities. Therefore, subsequent distributions on a Fund's shares may be taxable to you, even if the NAV of your shares is, as a result, reduced below the cost of those shares and the distributions represent a return of the purchase price.

 The Core Fixed Income, Global Income and High Yield Funds may be subject to foreign withholding or other foreign taxes on income or gain from certain foreign securities. In general, the Funds may deduct these taxes in comput-ing their taxable income. As an alternative, the Global Income Fund (but not the other Funds) may make an election to treat a proportionate amount of such taxes as constituting a distribution to you, which would allow you either to (1) credit such proportionate amount of taxes against your U.S. federal income tax liability or (2) take such amount as an itemized deduc-tion.

 The Short Duration Tax-Free and Municipal Income Funds expect to distribute "exempt-interest dividends." These dividends will be exempt income for fed-eral income tax purposes. However, distributions, if any, derived from net long-term capital gains of the Short Duration Tax-Free and Municipal Income Funds will generally be taxable to you as long-term capital gains. Distribu-tions, if any, derived from taxable interest income, net short-term capital gains

                                                                             1-O

                                                                        TAXATION

 and certain net realized foreign exchange gains will be taxable to you as ordinary income.

 Interest on indebtedness incurred by you to purchase or carry shares of the Short Duration Tax-Free and Municipal Income Funds generally will not be deductible for federal income tax purposes.

 You should note that a portion of the exempt-interest dividends paid by the Short Duration Tax-Free and Municipal Income Funds may be an item of tax preference for purposes of determining your federal alternative minimum tax liability. Exempt-interest dividends will also be considered along with other adjusted gross income in determining whether any Social Security or railroad retirement payments received by you are subject to federal income taxes.

 If you receive an exempt-interest dividend on shares that are held by you for six months or less, any loss on the sale or exchange of the shares will be disallowed to the extent of such dividend amount.

 TAXABILITY OF SALES AND EXCHANGES


 Any sale or exchange of Fund shares may generate a tax liability (unless your investment is in an IRA or other tax-advantaged account). Depending upon the purchase or sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction.

 You will recognize taxable gain or loss on a sale, exchange or redemption of your shares, including an exchange for shares of another Fund, based on the difference between your tax basis in the shares and the amount you receive for them. (To aid in computing your tax basis, you generally should retain your account statements for the periods that you hold shares.) Any loss rec-ognized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received with respect to the shares.

 There are certain tax requirements that all Funds must follow in order to avoid federal taxation. In its efforts to adhere to these requirements, the Funds may have to limit their investment activity in some type of instru-ments.

 In addition to federal income taxes, you may be subject to state, local or foreign taxes on payments received from any Fund (including the Short Dura-tion Tax-Free and Municipal Income Funds) or on the value of the shares held by you. More tax information is provided in the Additional Statement. You should also consult your own tax adviser for information regarding all tax consequences applicable to your investments in the Funds.


2-O

Appendix A
Additional Information on Portfolio Risks, Securities and Techniques
 A. GENERAL PORTFOLIO RISKS

 The Funds will be subject to the risks associated with fixed-income securi-ties. These risks include interest rate risk, credit risk and call/extension risk. In general, interest rate risk involves the risk that when interest rates decline, the market value of fixed-income securities tends to increase. Conversely, when interest rates increase, the market value of fixed-income securities tends to decline. Credit risk involves the risk that the issuer could default on its obligations and a Fund will not recover its investment. Call risk and extension risk are normally present in adjustable rate mortgage loans ("ARMs"), Mortgage-Backed Securities and asset-backed securities. For example, homeowners have the option to prepay their mort-gages. Therefore, the duration of a security backed by home mortgages can either shorten (call risk) or lengthen (extension risk). In general, if interest rates on new mortgage loans fall sufficiently below the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to increase. Conversely, if mortgage loan interest rates rise above the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to decrease. In either case, a change in the prepayment rate can result in losses to investors.

 The Funds may, as described in this Prospectus, invest in (a) derivative instruments, (b) foreign securities, (c) municipal securities, (d) illiquid securities and (e) temporary cash investments. These investments will pres-ent additional risks as described further below.

 In addition, the Funds are subject to certain fundamental investment restrictions that are described in the Additional Statement. Fundamental investment restrictions of a Fund cannot be changed without approval of a majority of the outstanding shares of that Fund as defined in the Additional Statement. Each Fund's investment objectives and all policies not specifi-cally designated as fundamental are non-fundamental and may be changed with-out shareholder approval. If there is a change in a Fund's investment objec-tive, shareholders should consider whether that Fund remains an appropriate investment in light of their then current financial positions and needs.

                                                                             1-P

 The Investment Adviser will not consider the portfolio turnover rate a lim-iting factor in making investment decisions for a Fund. A high rate of port-folio turnover (100% or more) involves correspondingly greater expenses which must be borne by a Fund and its shareholders. See "Financial High-lights" in Appendix B for a statement of the Funds' historical portfolio turnover rates. The portfolio turnover rate is calculated by dividing the lesser of the dollar amount of sales or purchases of portfolio securities by the average monthly value of a Fund's portfolio securities, excluding secu-rities having a maturity at the date of purchase of one year or less.

 B. OTHER PORTFOLIO RISKS

 RISKS OF DERIVATIVE INVESTMENTS. A Fund's transactions, if any, in options, futures, options on futures, swaps, interest rate caps, floors and collars, structured securities, inverse floating-rate securities and currency trans-actions involve additional risk of loss that can result from a lack of cor-relation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, or the risks arising from margin requirements and related leverage factors associated with such transactions. The use of these management techniques also involves the risk of loss if the Investment Adviser is incorrect in its expectation of fluctuations in secu-rities prices, interest rates or currency prices. Each Fund may also invest in derivative investments for non-hedging purposes (that is, to seek to increase total return), which is considered a speculative practice and pre-sents even greater risk of loss.

 Derivative Mortgage-Backed Securities (such as principal-only ("POs"), interest-only ("IOs") or inverse floating rate securities) are particularly exposed to call and extension risks. Small changes in mortgage prepayments can significantly impact the cash flow and the market value of these securi-ties. In general, the risk of faster than anticipated prepayments adversely affects IOs, super floaters and premium priced Mortgage-Backed Securities. The risk of slower than anticipated prepayments generally adversely affects POs, floating-rate securities subject to interest rate caps, support tranches and discount priced Mortgage-Backed Securities. In addition, par-ticular derivative securities may be leveraged such that their exposure (i.e., price sensitivity) to interest rate and/or prepayment risk is magni-fied.

 Floating-rate derivative debt securities can present more complex types of derivative and interest rate risks. For example, range floaters are subject to the risk that the coupon will be reduced below market rates if a desig-nated interest rate floats outside of a specified interest rate band or col-lar. Dual index or yield curve floaters are subject to lower prices in the event of an unfavorable change in the spread between two designated interest rates.

2-P

                                                                      APPENDIX A


 RISKS OF FOREIGN INVESTMENTS. Foreign investments involve special risks that are not typically associated with U.S. dollar denominated or quoted securi-ties of U.S. issuers. Foreign investments may be affected by changes in cur-rency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations (e.g., currency block-age). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the port-folio security. In addition, if the currency in which a Fund receives divi-dends, interest or other payments declines in value against the U.S. dollar before such income is distributed as dividends to shareholders or converted to U.S. dollars, the Fund may have to sell portfolio securities to obtain sufficient cash to pay such dividends.

 The introduction of a single currency, the euro, on January 1, 1999 for par-ticipating nations in the European Economic and Monetary Union ("EMU") pre-sents unique uncertainties, including the legal treatment of certain out-standing financial contracts after January 1, 1999 that refer to existing currencies rather than the euro; the establishment and maintenance of exchange rates for currencies being converted into the euro; the fluctuation of the euro relative to non-euro currencies during the transition period from January 1, 1999 to December 31, 2000 and beyond; whether the interest rate, tax and labor regimes of European countries participating in the euro will converge over time; and whether the conversion of the currencies of other countries such as the United Kingdom and Denmark into the euro and the admission of other non-EMU countries such as Poland, Latvia and Lithuania as members of the EMU may have an impact on the euro. These or other factors, including political and economic risks, could cause market disruptions before or after the introduction of the euro, and could adversely affect the value of securities held by the Funds.

 Brokerage commissions, custodial services and other costs relating to investment in international securities markets generally are more expensive than in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such proce-dures have been unable to keep pace with the volume of securities transac-tions, thus making it difficult to conduct such transactions.

 Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than a U.S. issuer. In addition, there is generally less government regulation of foreign markets, companies and securities dealers than in the United States. Foreign securities markets

                                                                             3-P
 may have substantially less volume than U.S. securities markets and securi-ties of many foreign issuers are less liquid and more volatile than securi-ties of comparable domestic issuers. Furthermore, with respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on divi-dend or interest payments (or, in some cases, capital gains), limitations on the removal of funds or other assets of the Funds, and political or social instability or diplomatic developments which could affect investments in those countries.

 Investment in sovereign debt obligations by certain Funds involves risks not present in debt obligations of corporate issuers. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and a Fund may have limited recourse in the event of a default. Periods of economic uncertainty may result in volatility of market prices of sovereign debt, and in turn a Fund's NAV, to a greater extent than the volatility inherent in debt obligations of U.S. issuers. A sovereign debtor's willingness or ability to repay principal and pay inter-est in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availabil-ity of sufficient foreign exchange on the date a payment is due, the rela-tive size of the debt service burden to the economy as a whole, the sover-eign debtor's policy toward international lenders and the political constraints to which a sovereign debtor may be subject.

 RISKS OF EMERGING COUNTRIES. Certain Funds may invest in securities of issuers located in emerging countries. The risks of foreign investment are heightened when the issuer is located in an emerging country.

 Many emerging countries may be subject to a substantial degree of economic, political and social instability. Governments of some emerging countries are authoritarian in nature or have been installed or removed as a result of military coups, while governments in other emerging countries have periodi-cally used force to suppress civil dissent. Disparities of wealth, the pace and success of democratization, and ethnic, religious and racial disaffec-tion, among other factors, have also led to social unrest, violence and/or labor unrest in emerging countries. Investing in emerging countries involves greater risk of loss due to expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested.

 A Fund's investment in emerging countries may also be subject to withholding or other taxes, which may be significant and may reduce the return from an investment in such country to the Fund. Settlement procedures in emerging countries are frequently less developed and reliable than those in the United States and may

4-P

                                                                      APPENDIX A

 involve a Fund's delivery of securities before receipt of payment for their sale. In addition, significant delays are common in certain markets in reg-istering the transfer of securities. Settlement or registration problems may make it more difficult for a Fund to value its portfolio securities and could cause the Fund to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Fund has delivered or the Fund's inability to complete its contractual obligations.

 The small size and inexperience of the securities markets in certain emerg-ing countries and the limited volume of trading in securities in those coun-tries may make a Fund's investments in such countries less liquid and more volatile than investments in countries with more developed securities mar-kets (such as the United States, Japan and most Western European countries).

 Many emerging countries have experienced currency devaluations and substan-tial (and, in some cases, extremely high) rates of inflation, which have a negative effect on the economies and securities markets of such emerging countries. Economies in emerging countries generally are dependent heavily upon commodity prices and international trade and, accordingly, have been and may continue to be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

 A Fund's use of foreign currency management techniques in emerging countries may be limited. Due to the limited market for these instruments in emerging countries, the Investment Adviser does not currently anticipate that a sig-nificant portion of the Funds' currency exposure in emerging countries, if any, will be covered by such instruments.

 RISK OF ILLIQUID SECURITIES. Each Fund may invest up to 15% of its net assets in illiquid securities which cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include:

  .Both domestic and foreign securities that are not readily marketable

  .Certain municipal leases and participation interests

  .Certain stripped Mortgage-Backed Securities

  . Repurchase agreements and time deposits with a notice or demand period of more than seven days

  .Certain over-the-counter options


                                                                             5-P

  . Certain restricted securities, unless it is determined, based upon a review of the trading markets for a specific restricted security, that a restricted security is eligible for resale pursuant to Rule 144A under the Securities Act of 1933 and, therefore, is liquid

 Investing in restricted securities eligible for resale pursuant to Rule 144A may decrease the liquidity of a Fund's portfolio to the extent that quali-fied institutional buyers become for a time uninterested in purchasing these restricted securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liq-uid market exists.

 C. PORTFOLIO SECURITIES AND TECHNIQUES

 This section provides further information on certain types of securities and investment techniques that may be used by the Funds, including their associ-ated risks. Further information is provided in the Additional Statement, which is available upon request.

 U.S. GOVERNMENT SECURITIES AND RELATED CUSTODIAL RECEIPTS

 U.S. Government Securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. government agencies, instrumentalities or spon-sored enterprises. U.S. Government Securities may be supported by (a) the full faith and credit of the U.S. Treasury (such as the Government National Mortgage Association ("Ginnie Mae")), (b) the right of the issuer to borrow from the U.S. Treasury (such as securities of the Student Loan Marketing Association), (c) the discretionary authority of the U.S. government to pur-chase certain obligations of the issuer (such as the Federal National Mort-gage Association ("Fannie Mae") and Federal Home Loan Mortgage Corporation ("Freddie Mac")), or (d) only the credit of the issuer. U.S. Government Securities also include Treasury receipts, zero coupon bonds and other stripped U.S. Government Securities, where the interest and principal compo-nents of stripped U.S. Government Securities are traded independently.

 Interest in U.S. Government Securities may be purchased in the form of cus-todial receipts that evidence ownership of future interest payments, princi-pal payments or both on certain notes or bonds issued or guaranteed as to principal and interest by the U.S. government, its agencies, instrumentali-ties, political subdivisions or authorities. For certain securities law pur-poses, custodial receipts are not considered obligations of U.S. government.

6-P

                                                                      APPENDIX A


 MORTGAGE-BACKED SECURITIES

 Mortgage-Backed Securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Mortgage-Backed Securities can be backed by either fixed rate mortgage loans or adjustable rate mortgage loans, and may be issued by either a governmental or non-governmental entity. Privately issued Mortgage-Backed Securities are normally structured with one or more types of "credit enhancement." However, these Mortgage-Backed Securities typically do not have the same credit standing as U.S. government guaranteed Mortgage-Backed Securities.

 Mortgage-Backed Securities may include multiple class securities, including collateralized mortgage obligations ("CMOs") and Real Estate Mortgage Investment Conduit ("REMIC") pass-through or participation certificates. CMOs provide an investor with a specified interest in the cash flow from a pool of underlying mortgages or of other Mortgage-Backed Securities. CMOs are issued in multiple classes. In most cases, payments of principal are applied to the CMO classes in the order of their respective stated maturi-ties, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full. A REMIC is a CMO that qualifies for special tax treatment under the Code and invests in certain mortgages principally secured by interests in real prop-erty and other permitted investments.

 Mortgaged-Backed Securities also include stripped mortgage-backed securities ("SMBS"), which are derivative multiple class Mortgage-Backed Securities. SMBS are usually structured with two different classes: one that receives 100% of the interest payments and the other that receives 100% of the prin-cipal payments from a pool of mortgage loans. The market value of SMBS con-sisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on SMBS that receive all or most of the interest from mortgage loans are generally higher than pre-vailing market yields on other Mortgage-Backed Securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

 Mortgage-Backed Securities (including CMOs, REMICs and SMBS) are subject to both call risk and extension risk as previously described. Because of these risks, these securities can have significantly greater price and yield vola-tility than with traditional fixed-income securities.

 The value of Mortgage-Backed Securities that are structured as pass-through mortgage securities that are collateralized by ARMs are less likely to rise during periods of declining interest rates to the same extent as fixed-rate securities. This is because interest rate declines may result in accelerated prepayments of mortgages

                                                                             7-P
 with the result that proceeds from prepayments will be reinvested at lower interest rates. On the other hand, during periods of rising interest rates, the value of ARMs will lag behind changes in the market rate. ARMs are also typically subject to maximum increases and decreases in the interest rate adjustment which can be made on any one adjustment date, in any one year, or during the life of the security. In the event of dramatic increases or decreases in prevailing market interest rates, the value of a Fund's invest-ments in ARMs may fluctuate more substantially since these limits may pre-vent the security from fully adjusting its interest rate to the prevailing market rates.

 ASSET-BACKED SECURITIES

 Asset-backed securities are securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of pre-payments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. Asset-backed securities present credit risks that are not presented by Mortgage-Backed Securities. This is because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. There is the possibil-ity that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities.

 MUNICIPAL SECURITIES

 Municipal Securities include bonds, notes, commercial paper and other instruments (including participation interests in such securities) issued by or on behalf of the states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agen-cies or instrumentalities, the interest on which, in the opinion of bond counsel for the issuers or counsel selected by the Investment Adviser, is exempt from regular federal income tax (i.e., excluded from gross income for federal income tax purposes but not necessarily exempt from federal alterna-tive minimum tax or from state or local taxes). Because of their tax-exempt status, the yields and market values of Municipal Securities may be more adversely impacted by changes in the tax rates and policies than taxable fixed-income securities.

 Municipal Securities are often issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Municipal Securities include private activity bonds, municipal

8-P

                                                                      APPENDIX A

 leases, certificates of participation, pre-refunded municipal securities and auction rate securities.

 The obligations of the issuer to pay the principal of and interest on a Municipal Security are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act, and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest or imposing other constraints upon the enforcement of such obligations. There is also the possibility that, as a result of litigation or other con-ditions, the power or ability of the issuer to pay when due the principal of or interest on a Municipal Security may be materially affected. Municipal lease obligations and certificates of participation are subject to the added risk that the governmental lessee will fail to appropriate funds to enable it to meet its payment obligations under the lease. Although these obliga-tions may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and result in a delay in recovering or the failure to recover fully a Fund's original investment.

 Municipal Securities may be in the form of a tender option bond, which is a Municipal Security (generally held pursuant to a custodial arrangement) hav-ing a relatively long maturity and bearing interest at a fixed rate substan-tially higher than prevailing short-term, tax-exempt rates. The bond is typ-ically issued with the agreement of a third party, such as a bank, broker-dealer or other financial institution, which grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the dif-ference between the bond's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. Certain tender option bonds may be illiquid.

 In order to enhance the liquidity of Municipal Securities, a Fund may (but is not required to) acquire the right to sell a security to another party at a guaranteed price and date. This right to resell may be referred to as a "standby commitment" or liquidity put, depending on its characteristics. The aggregate price which a Fund pays for securities with standby commitments may be higher than the price which otherwise would be paid for the securi-ties. Standby commitments may not be available or may not be available on satisfactory terms.

                                                                             9-P

 CORPORATE DEBT OBLIGATIONS; TRUST PREFERRED SECURITIES; CONVERTIBLE
 SECURITIES

 Corporate debt obligations include bonds, notes, debentures and other obli-gations of corporations to pay interest and repay principal, and include securities issued by banks and other financial institutions. A trust pre-ferred or capital security is a long dated bond (for example, 30 years) with preferred features. The preferred features are that payment of interest can be deferred for a specified period without initiating a default event. The securities are generally senior in claim to standard preferred stock but junior to other bondholders.

 Convertible securities are preferred stock or debt obligations that are con-vertible into common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar qual-ity. Convertible securities in which a Fund invests are subject to the same rating criteria as its other investments in fixed-income securities. Con-vertible securities have both equity and fixed-income risk characteristics. Like all fixed-income securities, the value of convertible securities is susceptible to the risk of market losses attributable to changes in interest rates. Generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price of the convertible secu-rity, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security, like a fixed-income security, tends to trade increasingly on a yield basis, and thus may not decline in price to the same extent as the underlying common stock.

 FOREIGN CURRENCY TRANSACTIONS

 A Fund may, to the extent it invests in foreign securities, purchase or sell foreign currencies on a cash basis or through forward contracts. A forward contract involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract. A Fund may engage in foreign currency transactions for hedging purposes and to seek to protect against anticipated changes in future foreign currency exchange rates. In addition, a Fund also may enter into such transactions to seek to increase total return when the Investment Adviser anticipates fluctuation in the value of the foreign currency, but securities denominated or quoted in that currency do not present attractive investment opportunities and are not held in the Fund's portfolio, which is considered a speculative practice. Some Funds may also engage in cross-hedging by using forward contracts in a cur-rency different from that in which the hedged security is denomi-

10-P

                                                                      APPENDIX A

 nated or quoted if the Investment Adviser determines that there is a pattern of correlation between the two currencies. A Fund may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the Investment Adviser, it would be beneficial to convert such currency into U.S. dollars at a later date, based on anticipated changes in the relevant exchange rate.

 Currency exchange rates may fluctuate significantly over short periods of time, causing, along with other factors, a Fund's NAV to fluctuate (when the Fund's NAV fluctuates, the value of your shares may go up or down). Currency exchange rates also can be affected unpredictably by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad.

 The market in forward foreign currency exchange contracts, currency swaps and other privately negotiated currency instruments offers less protection against defaults by the other party to such instruments than is available for currency instruments traded on an exchange. Such contracts are subject to the risk that the counterparty to the contract will default on its obli-gations. Since these contracts are not guaranteed by an exchange or clear-inghouse, a default on a contract would deprive a Fund of unrealized prof-its, transaction costs or the benefits of a currency hedge or force the Fund to cover its purchase or sale commitments, if any, at the current market price.

 STRUCTURED SECURITIES

 Structured securities are securities whose value is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the "Reference") or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. Structured securities may be posi-tively or negatively indexed, so that appreciation of the Reference may pro-duce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Refer-ence. Consequently, structured securities may entail a greater degree of market risk than other types of fixed-income securities, and may be more volatile, less liquid and more difficult to accurately price than less com-plex securities. Structured securities include, but are not limited to, inverse floating rate debt securities ("inverse floaters"). The interest rate on inverse floaters resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate var-ies by a magnitude that exceeds the magnitude

                                                                            11-P
 of the change in the index rate of interest. The higher the degree of lever-age of an inverse floater, the greater the volatility of its market value.

 ZERO COUPON, DEFERRED INTEREST, PAY-IN-KIND AND CAPITAL APPRECIATION BONDS

 These securities are issued at a discount from their face value because interest payments are typically postponed until maturity. Pay-in-kind secu-rities are securities that have interest payable by the delivery of addi-tional securities. The market prices of these securities generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest-bearing securities having similar maturities and credit quality.

 MORTGAGE DOLLAR ROLLS

 A mortgage dollar roll involves the sale by a Fund of securities for deliv-ery in the current month. The Fund simultaneously contracts with the same counterparty to repurchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund benefits to the extent of any difference between (a) the price received for the securities sold and (b) the lower forward price for the future purchase and/or fee income plus the interest earned on the cash proceeds of the securities sold. Unless the ben-efits of a mortgage dollar roll exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the roll, the use of this technique will diminish the Fund's investment performance.

 Successful use of mortgage dollar rolls depends upon the Investment Advis-er's ability to predict correctly interest rates and mortgage prepayments. If the Investment Adviser is incorrect in its prediction, a Fund may experi-ence a loss. For financial reporting and tax purposes, the Funds treat mort-gage dollar rolls as two separate transactions: one involving the purchase of a security and a separate transaction involving a sale. The Funds do not currently intend to enter into mortgage dollar rolls that are accounted for as a financing, and do not treat them as borrowings.

 OPTIONS ON SECURITIES, SECURITIES INDICES AND FOREIGN CURRENCIES

 A put option gives the purchaser of the option the right to sell, and the writer (seller) of the option the obligation to buy, the underlying instru-ment during the option period. A call option gives the purchaser of the option the right to buy, and the writer (seller) of the option the obliga-tion to sell, the underlying instrument

12-P

                                                                      APPENDIX A

 during the option period. Each Fund may write (sell) covered call and put options and purchase put and call options on any securities in which it may invest or on any securities index composed of securities in which it may invest. A Fund may also, to the extent it invests in foreign securities, purchase and sell (write) put and call options on foreign currencies.

 The writing and purchase of options is a highly specialized activity which involves special investment risks. Options may be used for either hedging or cross-hedging purposes, or to seek to increase total return (which is con-sidered a speculative activity). The successful use of options depends in part on the ability of the Investment Adviser to manage future price fluctu-ations and the degree of correlation between the options and securities (or currency) markets. If the Investment Adviser is incorrect in its expectation of changes in market prices or determination of the correlation between the instruments or indices on which options are written and purchased and the instruments in a Fund's investment portfolio, the Fund may incur losses that it would not otherwise incur. The use of options can also increase a Fund's brokerage transaction costs. Options written or purchased by the Funds may be traded on either U.S. or foreign exchanges or over-the-counter. Foreign and over-the-counter options will present greater possibility of loss because of their greater liquidity and credit risks.

 YIELD CURVE OPTIONS

 Each Fund may enter into options on the yield "spread" or differential between two securities. Such transactions are referred to as "yield curve" options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

 The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, such options pres-ent a risk of loss even if the yield of one of the underlying securities remains constant, or if the spread moves in a direction or to an extent which was not anticipated.

 FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

 Futures contracts are standardized, exchange-traded contracts that provide for the sale or purchase of a specified financial instrument or currency at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. A futures

                                                                            13-P
 contract may be based on various securities (such as U.S. Government Securi-ties), foreign currencies, securities indices and other financial instru-ments and indices. The Funds may engage in futures transactions on both U.S. and foreign exchanges.

 Each Fund may purchase and sell futures contracts, and purchase and write call and put options on futures contracts, in order to seek to increase total return or to hedge against changes in interest rates, securities prices or, to the extent a Fund invests in foreign securities, currency exchange rates, or to otherwise manage their term structures and durations in accordance with their investment objectives and policies. Each Fund may also enter into closing purchase and sale transactions with respect to such contracts and options. A Fund will engage in futures and related options transactions for bona fide hedging purposes as defined in regulations of the Commodity Futures Trading Commission or to seek to increase total return to the extent permitted by such regulations. A Fund may not purchase or sell futures contracts or purchase or sell related options to seek to increase total return, except for closing purchase or sale transactions, if immedi-ately thereafter the sum of the amount of initial margin deposits and premi-ums paid on the Fund's outstanding positions in futures and related options entered into for the purpose of seeking to increase total return would exceed 5% of the market value of the Fund's net assets. Future contracts and related options present the following risks:

 .While a Fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in poorer overall performance than if the Fund had not entered into any futures contracts or options transactions.

 .Because perfect correlation between a futures position and portfolio posi-tion that is intended to be protected is impossible to achieve, the desired protection may not be obtained and a Fund may be exposed to additional risk of loss.

 .The loss incurred by a Fund in entering into futures contracts and in writ-ing call options on futures is potentially unlimited and may exceed the amount of the premium received.

 .Futures markets are highly volatile and the use of futures may increase the volatility of a Fund's NAV.

 .As a result of the low margin deposits normally required in futures trad-ing, a relatively small price movement in a futures contract may result in substantial losses to a Fund.

 .Futures contracts and options on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.


14-P

                                                                      APPENDIX A

 .Foreign exchanges may not provide the same protection as U.S. exchanges.

 WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS.

 When-issued securities are securities that have been authorized but not yet issued. When-issued securities are purchased in order to secure what is con-sidered to be an advantageous price and yield to the Fund at the time of entering into the transaction.

 A forward commitment involves entering into a contract to purchase or sell securities for a fixed price at a future date beyond the customary settle-ment period.

 The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, securities sold on a for-ward commitment basis involves the risk that the value of the securities to be sold may increase before the settlement date. Although a Fund will gener-ally purchase securities on a when-issued or forward commitment basis with the intention of acquiring securities for its portfolio, a Fund may dispose of when-issued securities or forward commitments prior to settlement if the Investment Adviser deems it appropriate to do so.

 LENDING OF PORTFOLIO SECURITIES

 Securities lending involves the lending of securities owned by a Fund to financial institutions such as certain broker-dealers. The borrowers are required to secure their loans continuously with cash, cash equivalents or U.S. Government Securities in an amount at least equal to the market value of the securities loaned. Cash collateral may be invested in cash equiva-lents. If the Investment Adviser determines to make securities loans, the value of the securities loaned may not exceed 33 1/3% of the value of the total assets of a Fund (including the loan collateral).

 A Fund may lend its securities to increase its income. A Fund may, however, experience a delay in the recovery of its securities or possible loss if the institution with which it has engaged in a securities lending transaction breaches its agreement with the Fund.

 REPURCHASE AGREEMENTS

 Repurchase agreements involve the purchase of securities subject to the seller's agreement to repurchase them at a mutually agreed upon date and price. Each Fund may enter into repurchase agreements with dealers in U.S. Government Securities and member banks of the Federal Reserve System which furnish collateral at least equal in value or market price to the amount of their repurchase obligation. Some Funds may also enter into repurchase agreements involving certain foreign government securities.

                                                                            15-P

 If the other party or "seller" defaults, a Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund in connection with the repurchase agree-ment are less than the repurchase price and the cost of the Fund associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, a Fund could suffer other losses if a court determines that the Fund's interest in the collateral is not enforce-able.

 BORROWINGS AND REVERSE REPURCHASE AGREEMENTS

 The Funds can borrow money from banks and enter into reverse repurchase agreements with banks and other financial institutions in amounts not exceeding one-third of its total assets. Reverse repurchase agreements involve the sale of securities held by a Fund subject to the Fund's agree-ment to repurchase them at a mutually agreed upon date and price (including interest). These transactions may be entered into as a temporary measure for emergency purposes or to meet redemption requests. Reverse repurchase agree-ments may also be entered into when the Investment Adviser expects that the interest income to be earned from the investment of the transaction proceeds will be greater than the related interest expense. Borrowings and reverse repurchase agreements involve leveraging. If the securities held by a Fund decline in value while these transactions are outstanding, the NAV of the Fund's outstanding shares will decline in value by proportionately more than the decline in value of the securities. In addition, reverse repurchase agreements involve the risk that the interest income earned by a Fund (from the investment of the proceeds) will be less than the interest expense of the transaction, that the market value of the securities sold by a Fund will decline below the price the Fund is obligated to pay to repurchase the secu-rities, and that the securities may not be returned to the Fund.

 INTEREST RATE SWAPS, MORTGAGE SWAPS, CREDIT SWAPS, CURRENCY SWAPS AND INTEREST RATE CAPS, FLOORS AND COLLARS

 Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. Mortgage swaps are simi-lar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a ref-erence pool or pools of mortgages. Credit swaps involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses of an underlying security. Credit swaps give one party to a transac-tion the right to dispose of or acquire an asset (or group of assets), or the right to receive or make a payment from the other party, upon the occur-rence of specified credit events. Currency swaps involve the exchange of the parties' respective rights to make or receive payments in specified

16-P

                                                                      APPENDIX A

 currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor enti-tles the purchaser, to the extent that a specified index falls below a pre-determined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.

 Each Fund may enter into swap transactions for hedging purposes or to seek to increase total return. The use of interest rate, mortgage, credit and currency swaps, as well as interest rate caps, floors and collars, is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transac-tions. If the Investment Adviser is incorrect in its forecasts of market value, interest rates and currency exchange rates, the investment perfor-mance of a Fund would be less favorable than it would have been if these investment techniques were not used.

 INVERSE FLOATING RATE DEBT SECURITIES ("INVERSE FLOATERS")

 The interest rate on inverse floaters resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the volatility of its market value.

 MISCELLANEOUS TECHNIQUES

 In addition to the techniques and investments described above, each Fund may, with respect to no more than 5% of its net assets, invest in other investment companies.

                                                                            17-P

 NON-INVESTMENT GRADE FIXED-INCOME SECURITIES. Non-investment grade fixed-income securities are considered predominantly speculative by traditional investment standards. In some cases, these obligations may be highly specu-lative and have poor prospects for reaching investment grade standing. Non-investment grade fixed-income securities and unrated securities of compara-ble credit quality (commonly known as "junk bonds") are subject to the increased risk of an issuer's inability to meet principal and interest obli-gations. These securities, also referred to as high yield securities, may be subject to greater price volatility due to such factors as specific corpo-rate developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less secondary market liquidity.

 Non-investment grade fixed-income securities are often issued in connection with a corporate reorganization or restructuring or as part of a merger, acquisition, takeover or similar event. They are also issued by less estab-lished companies seeking to expand. Such issuers are often highly leveraged and generally less able than more established or less leveraged entities to make scheduled payments of principal and interest in the event of adverse developments or business conditions.

 The market value of non-investment grade fixed-income securities tends to reflect individual corporate developments to a greater extent than that of higher rated securities which react primarily to fluctuations in the general level of interest rates. As a result, a Fund's ability to achieve its investment objectives may depend to a greater extent on the Investment Adviser's judgment concerning the creditworthiness of issuers than funds which invest in higher-rated securities. Issuers of non-investment grade fixed-income securities may not be able to make use of more traditional methods of financing and their ability to service debt obligations may be affected more adversely than issuers of higher-rated securities by economic downturns, specific corporate developments or the issuer's inability to meet specific projected business forecasts. Negative publicity about the junk bond market and investor perceptions regarding lower rated securities, whether or not based on fundamental analysis, may depress the prices for such securities.

 A holder's risk of loss from default is significantly greater for non-investment grade fixed-income securities than is the case for holders of other debt securities because such non-investment grade securities are gen-erally unsecured and are often subordinated to the rights of other creditors of the issuers of such

                                                                             1-Q
 securities. Investment by a Fund in defaulted securities poses additional risk of loss should nonpayment of principal and interest continue in respect of such securities. Even if such securities are held to maturity, recovery by a Fund of its initial investment and any anticipated income or apprecia-tion is uncertain.

 The secondary market for non-investment grade fixed-income securities is concentrated in relatively few market makers and is dominated by institu-tional investors, including mutual funds, insurance companies and other financial institutions. Accordingly, the secondary market for such securi-ties is not as liquid as, and is more volatile than, the secondary market for higher-rated securities. In addition, market trading volume for high yield fixed-income securities is generally lower and the secondary market for such securities could contract under adverse market or economic condi-tions, independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on the market price and a Fund's ability to dispose of particular portfolio investments. A less liquid secondary market also may make it more difficult for a Fund to obtain precise valuations of the high yield securities in its portfolio.

 Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of non-investment grade securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the conditions of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality. Investments in non-investment grade and comparable unrated obligations will be more dependent on the Investment Adviser's credit analysis than would be the case with investments in investment-grade debt obligations.

 LOAN PARTICIPATIONS


 A loan participation is an interest in a loan to a U.S. or foreign company or other borrower which is administered and sold by a financial intermedi-ary. A Fund may only invest in loans to issuers in whose obligations it may otherwise invest. Loan participation interests may take the form of a direct or co-lending relationship with the corporate borrower, an assignment of an interest in the loan by a co-lender or another participant, or a participa-tion in the seller's share of the loan. When a Fund acts as co-lender in connection with a participation interest or when it acquires certain partic-ipation interests, the Fund will have direct recourse against the borrower if the borrower fails to pay scheduled principal and interest. In cases where the Fund lacks direct recourse, it will look to the agent bank to enforce appropriate credit remedies against the borrower. In these cases, the Fund

2-Q
 may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation (such as commercial paper) of such borrower. Moreover, under the terms of the loan participation, the Fund may be regarded as a creditor of the agent bank (rather than of the underlying corporate borrower), so that the Fund may also be subject to the risk that the agent bank may become insolvent.

 PREFERRED STOCK, WARRANTS AND RIGHTS


 Preferred stocks are securities that represent an ownership interest provid-ing the holder with claims on the issuer's earnings and assets before common stock owners but after bond owners. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obli-gations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer with the terms of the preferred stock.

 Warrants and other rights are options to buy a stated number of shares of common stock at a specified price at any time during the life of the war-rant. The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

                                                                             3-Q

Appendix B
Financial Highlights

 The financial highlights tables are intended to help you understand a Fund's financial performance for the past five years (or less if the Fund has been in operation for less than five years). Certain information reflects finan-cial results for a single Fund share. The total returns in the table repre-sent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen LLP, whose report, along with a Fund's financial statements, is included in the Fund's annual report (available upon request without charge).

 ADJUSTABLE RATE GOVERNMENT FUND



                                                         INCOME (LOSS) FROM
                                                       INVESTMENT OPERATIONS/A/
                                                                  NET REALIZED
                                                                 AND UNREALIZED
                                                                  GAIN (LOSS)
                                            NET ASSET            ON INVESTMENT,
                                            VALUE AT     NET       OPTION AND
                                            BEGINNING INVESTMENT    FUTURES
                                            OF PERIOD   INCOME    TRANSACTIONS
-------------------------------------------------------------------------------
  FOR THE YEARS ENDED OCTOBER 31,
  1998 - Class A Shares                      $ 9.88     $0.53        $(0.17)
  1998 - Institutional Shares                  9.88      0.55         (0.16)
  1998 - Administration Shares                 9.88      0.53         (0.16)
  1998 - Service Shares                        9.88      0.51         (0.16)
  1997 - Class A Shares                        9.83      0.57f         0.05f
  1997 - Institutional Shares                  9.83      0.59f         0.05f
  1997 - Administration Shares                 9.83      0.57f         0.05f
  1997 - Service Shares (commenced March
   27)                                         9.84      0.33f         0.04f
  1996 - Class A Shares                        9.77      0.55f         0.08f
  1996 - Institutional Shares                  9.77      0.57f         0.08f
  1996 - Administration Shares                 9.77      0.55f         0.08f
  1995 - Class A Shares (commenced May 15)     9.79      0.27f        (0.01)f
  1995 - Institutional Shares                  9.74      0.56f         0.07f
  1995 - Administration Shares                 9.74      0.54f         0.07f
  1994 - Institutional Shares                 10.00      0.43f        (0.24)f
  1994 - Administration Shares                10.00      0.42f        (0.26)f
-------------------------------------------------------------------------------

                                                                             1-R

           DISTRIBUTIONS TO SHAREHOLDERS

                             FROM NET       NET                                    NET
                          REALIZED GAIN   INCREASE                               ASSETS
               IN EXCESS  ON INVESTMENT, (DECREASE) NET ASSET                    AT END
   FROM NET      OF NET       OPTION       IN NET    VALUE,           PORTFOLIO    OF
  INVESTMENT   INVESTMENT  AND FUTURES     ASSET     END OF    TOTAL  TURNOVER   PERIOD
    INCOME       INCOME    TRANSACTIONS    VALUE     PERIOD   RETURNB   RATEE   (IN 000S)
-----------------------------------------------------------------------------------------
  $(0.53)        $(0.02)       $--         $(0.19)    $9.69    3.71%    33.64%  $ 60,782
   (0.55)         (0.02)        --          (0.18)     9.70    4.09     33.64    441,228
   (0.53)         (0.02)        --          (0.18)     9.70    3.83     33.64      5,999
   (0.51)         (0.02)        --          (0.18)     9.70    3.57     33.64        822
   (0.57)            --         --           0.05      9.88    6.43     46.58     43,393
   (0.59)            --         --           0.05      9.88    6.70     46.58    463,511
   (0.57)            --         --           0.05      9.88    6.43     46.58      2,793
   (0.33)            --         --           0.04      9.88    3.81d    46.58        346
   (0.55)         (0.02)        --           0.06      9.83    6.60     52.36     10,728
   (0.57)         (0.02)        --           0.06      9.83    6.86     52.36    613,149
   (0.55)         (0.02)        --           0.06      9.83    6.60     52.36      3,792
   (0.27)         (0.01)        --          (0.02)     9.77    2.74d    24.12     15,203
   (0.57)         (0.03)        --           0.03      9.77    6.75     24.12    657,358
   (0.55)         (0.03)        --           0.03      9.77    6.48     24.12      3,572
   (0.45)            --         --          (0.26)     9.74    1.88     37.81    942,523
   (0.42)            --         --          (0.26)     9.74    1.63     37.81      6,960
-----------------------------------------------------------------------------------------

2-R

                                                                      APPENDIX B






                                                             RATIOS ASSUMING
                                                           NO VOLUNTARY WAIVER
                                                               OF FEES OR
                                                           EXPENSE LIMITATIONS
                                                RATIO OF              RATIO OF
                                     RATIO OF     NET                   NET
                                       NET     INVESTMENT  RATIO OF  INVESTMENT
                                     EXPENSES    INCOME    EXPENSES    INCOME
                                    TO AVERAGE TO AVERAGE TO AVERAGE TO AVERAGE
                                    NET ASSETS NET ASSETS NET ASSETS NET ASSETS
-------------------------------------------------------------------------------
  FOR THE YEARS ENDED OCTOBER 31,
  1998 - Class A Shares                0.80%      5.40%      1.02%      5.18%
  1998 - Institutional Shares          0.53       5.63       0.53       5.63
  1998 - Administration Shares         0.78       5.33       0.78       5.33
  1998 - Service Shares                1.03       5.09       1.03       5.09
  1997 - Class A Shares                0.74       5.60       1.02       5.32
  1997 - Institutional Shares          0.49       5.99       0.52       5.96
  1997 - Administration Shares         0.74       5.73       0.77       5.70
  1997 - Service Shares (commenced
   March 27)                           1.05c      5.64c      1.08c      5.61c
  1996 - Class A Shares                0.70       5.59       1.01       5.28
  1996 - Institutional Shares          0.45       5.85       0.51       5.79
  1996 - Administration Shares         0.70       5.59       0.76       5.53
  1995 - Class A Shares (commenced
   May 15)                             0.69c      5.87c      1.01c      5.55c
  1995 - Institutional Shares          0.46       5.77       0.53       5.70
  1995 - Administration Shares         0.71       5.50       0.78       5.43
  1994 - Institutional Shares          0.46       4.38       0.49       4.35
  1994 - Administration Shares         0.71       4.27       0.74       4.24
-------------------------------------------------------------------------------

                                                                             3-R

 SHORT DURATION GOVERNMENT FUND



                                                      INCOME (LOSS) FROM
                                                    INVESTMENT OPERATIONSA
                                                              NET REALIZED
                                                             AND UNREALIZED
                                      NET ASSET              GAIN (LOSS) ON
                                      VALUE AT     NET     INVESTMENT,  OPTION
                                      BEGINNING INVESTMENT     AND FUTURES
                                      OF PERIOD   INCOME      TRANSACTIONS
------------------------------------------------------------------------------
  FOR THE YEARS ENDED OCTOBER 31,
  1998-Class A Shares                  $ 9.88     $0.57          $ 0.04
  1998-Class B Shares                    9.86      0.51            0.03
  1998-Class C Shares                    9.86      0.49            0.03
  1998-Institutional Shares              9.86      0.58            0.06
  1998-Administration Shares             9.89      0.55            0.05
  1998-Service Shares                    9.86      0.55            0.04
  1997-Class A Shares (commenced May
   1)                                    9.78      0.31f           0.09f
  1997-Class B Shares (commenced May
   1)                                    9.75      0.28f           0.10f
  1997-Class C Shares (commenced May
   15)                                   9.83      0.12f           0.02f
  1997-Institutional Shares              9.83      0.64f           0.03f
  1997-Administration Shares             9.85      0.62f           0.04f
  1997-Service Shares                    9.82      0.59f           0.04f
  1996-Institutional Shares              9.82      0.63f           0.01f
  1996-Administration Sharesg            9.86      0.38f             --f
  1996-Service Shares (commenced
   April 10)                             9.72      0.31f           0.10f
  1995-Institutional Shares              9.64      0.66f           0.17f
  1995-Administration Sharesg            9.64      0.24f          (0.04)f
  1994-Institutional Shares             10.14      0.56f          (0.46)f
  1994-Administration Shares            10.14      0.53f          (0.45)f
------------------------------------------------------------------------------

4-R

                                                                      APPENDIX B




     DISTRIBUTIONS TO SHAREHOLDERS
                             FROM NET
                          REALIZED GAIN      NET
               IN EXCESS  ON INVESTMENT,  INCREASE   NET ASSET                   NET ASSETS
   FROM NET      OF NET       OPTION     (DECREASE)   VALUE,           PORTFOLIO AT END OF
  INVESTMENT   INVESTMENT  AND FUTURES     IN NET     END OF    TOTAL  TURNOVER    PERIOD
    INCOME       INCOME    TRANSACTIONS  ASSET VALUE  PERIOD   RETURNB   RATEE   (IN 000S)
-------------------------------------------------------------------------------------------
    $(0.58)       $--         $   --       $ 0.03      $9.91    6.36%   119.89%   $ 56,725
     (0.52)        --             --         0.02       9.88    5.62    119.89       5,025
     (0.50)        --             --         0.02       9.88    5.46    119.89       4,527
     (0.60)        --             --         0.04       9.90    6.75    119.89     145,514
     (0.58)        --             --         0.02       9.91    6.27    119.89       7,357
     (0.56)        --             --         0.03       9.89    6.12    119.89       6,232
     (0.30)        --             --         0.10       9.88    4.14d   102.58       9,491
     (0.27)        --             --         0.11       9.86    3.94d   102.58         747
     (0.11)        --             --         0.03       9.86    1.44d   102.58         190
     (0.64)        --             --         0.03       9.86    7.07    102.58     103,729
     (0.62)        --             --         0.04       9.89    6.91    102.58       1,060
     (0.59)        --             --         0.04       9.86    6.63    102.58       3,337
     (0.63)        --             --         0.01       9.83    6.75    115.45      99,944
     (0.39)        --             --        (0.01)      9.85    4.00d   115.45         252
     (0.31)        --             --         0.10       9.82    4.35d   115.45       1,822
     (0.65)        --             --         0.18       9.82    8.97    292.56     103,760
     (0.21)        --             --        (0.01)      9.63    2.10d   292.56          --
     (0.56)        --          (0.04)       (0.50)      9.64    0.99    289.79     193,095
     (0.54)        --          (0.04)       (0.50)      9.64    0.73    289.79         730
-------------------------------------------------------------------------------------------

                                                                             5-R

                                             RATIOS ASSUMING NO
                                             VOLUNTARY WAIVER OF
                                                    FEES
                                           OR EXPENSE LIMITATIONS
                                           RATIO OF NET            RATIO OF NET
                              RATIO OF NET  INVESTMENT   RATIO OF   INVESTMENT
                                EXPENSES      INCOME     EXPENSES     INCOME
                               TO AVERAGE   TO AVERAGE  TO AVERAGE  TO AVERAGE
                               NET ASSETS   NET ASSETS  NET ASSETS  NET ASSETS
-------------------------------------------------------------------------------
  FOR THE YEARS ENDED
   OCTOBER 31,
  1998-Class A Shares             0.81%        5.68%       1.32%       5.17%
  1998-Class B Shares             1.41         5.12        1.87        4.66
  1998-Class C Shares             1.56         4.64        1.87        4.33
  1998-Institutional Shares       0.53         6.06        0.84        5.75
  1998-Administration Shares      0.78         5.76        1.09        5.45
  1998-Service Shares             1.03         5.56        1.34        5.25
  1997-Class A Shares
   (commenced May 1)              0.70c        6.05c       1.32c       5.43c
  1997-Class B Shares
   (commenced May 1)              1.30c        5.52c       1.82c       5.00c
  1997-Class C Shares
   (commenced May 15)             1.45c        5.52c       1.82c       5.15c
  1997-Institutional Shares       0.45         6.43        0.82        6.06
  1997-Administration Shares      0.70         6.19        1.07        5.82
  1997-Service Shares             0.95         5.92        1.32        5.55
  1996-Institutional Shares       0.45         6.44        0.71        6.18
  1996-Administration
   Sharesg                        0.70c        5.97c       0.96c       5.71c
  1996-Service Shares
   (commenced April 10)           0.95c        6.05c       1.21c       5.79c
  1995-Institutional Shares       0.45         6.87        0.72        6.60
  1995-Administration
   Sharesg                        0.70c        7.91c       0.90c       7.71c
  1994-Institutional Shares       0.45         5.69        0.59        5.55
  1994-Administration Shares      0.70         5.38        0.84        5.24
-------------------------------------------------------------------------------

6-R

                      [This page intentionally left blank]

                                                                             7-R

 SHORT DURATION TAX-FREE FUND



                                                        INCOME (LOSS) FROM
                                                      INVESTMENT OPERATIONSA
                                                                 NET REALIZED
                                                                AND UNREALIZED
                                                                 GAIN (LOSS)
                                           NET ASSET            ON INVESTMENT,
                                            VALUE,      NET       OPTION AND
                                           BEGINNING INVESTMENT    FUTURES
                                           OF PERIOD  INCOMEE   TRANSACTIONSE
------------------------------------------------------------------------------
  FOR THE YEARS ENDED OCTOBER 31,
  1998 - Class A Shares                     $10.08     $0.36        $0.13
  1998 - Class B Shares                      10.08      0.30         0.12
  1998 - Class C Shares                      10.07      0.28         0.14
  1998 - Institutional Shares                10.07      0.39         0.13
  1998 - Administration Shares               10.07      0.36         0.13
  1998 - Service Shares                      10.07      0.34         0.13
  1997 - Class A Shares (commenced May 1)     9.94      0.20         0.14
  1997 - Class B Shares (commenced May 1)     9.94      0.16         0.14
  1997 - Class C Shares (commenced August
   15)                                       10.04      0.07         0.03
  1997 - Institutional Shares                 9.96      0.42         0.11
  1997 - Administration Shares                9.96      0.39         0.11
  1997 - Service Shares                       9.97      0.37         0.10
  1996 - Institutional Shares                 9.94      0.42         0.02
  1996 - Administration Shares                9.94      0.39         0.02
  1996 - Service Shares                       9.95      0.37         0.02
  1995 - Institutional Shares                 9.79      0.42         0.15
  1995 - Administration Shares                9.79      0.40         0.15
  1995 - Service Shares                       9.79      0.37         0.16
  1994 - Institutional Shares                10.23      0.38        (0.36)
  1994 - Administration Shares               10.23      0.35        (0.36)
  1994 - Service Shares (commenced
   September 20)                              9.86      0.05        (0.07)
------------------------------------------------------------------------------

8-R

                                                                      APPENDIX B







     DISTRIBUTIONS TO SHAREHOLDERS
                             FROM NET
                          REALIZED GAIN      NET                                         NET
               IN EXCESS  ON INVESTMENT,  INCREASE                                     ASSETS
   FROM NET      OF NET       OPTION     (DECREASE)    NET ASSET            PORTFOLIO AT END OF
  INVESTMENT   INVESTMENT  AND FUTURES     IN NET       VALUE,     TOTAL    TURNOVER   PERIOD
    INCOME       INCOME    TRANSACTIONS  ASSET VALUE END OF PERIOD RETURNB    RATE    (IN 000S)
-----------------------------------------------------------------------------------------------
    $(0.38)        --         $   --        $0.11       $10.19       4.97%   140.72%   $19,881
     (0.32)        --             --         0.10        10.18       4.25    140.72        974
     (0.31)        --             --         0.11        10.18       4.19    140.72      2,256
     (0.41)        --             --         0.11        10.18       5.25    140.72     57,647
     (0.38)        --             --         0.11        10.18       4.99    140.72        525
     (0.36)        --             --         0.11        10.18       4.73    140.72      2,560
     (0.20)        --             --         0.14        10.08       3.39d   194.75      4,023
     (0.16)        --             --         0.14        10.08       3.07d   194.75        106
     (0.07)        --             --         0.03        10.07       0.97d   194.75          2
     (0.42)        --             --         0.11        10.07       5.40    194.75     28,821
     (0.39)        --             --         0.11        10.07       5.14    194.75         77
     (0.37)        --             --         0.10        10.07       4.77    194.75      2,051
     (0.42)        --             --         0.02         9.96       4.50    231.65     34,814
     (0.39)        --             --         0.02         9.96       4.24    231.65         48
     (0.37)        --             --         0.02         9.97       3.98    231.65        695
     (0.42)        --             --         0.15         9.94       5.98    259.52     58,389
     (0.40)        --             --         0.15         9.94       5.76    259.52         46
     (0.37)        --             --         0.16         9.95       5.59    259.52        454
     (0.38)        --          (0.08)       (0.44)        9.79       0.17    354.00     83,704
     (0.35)        --          (0.08)       (0.44)        9.79      (0.11)   354.00      3,866
     (0.05)        --             --        (0.07)        9.79      (0.32)d  354.00        440
-----------------------------------------------------------------------------------------------

                                                                             9-R

                                                             RATIOS ASSUMING
                                                           NO VOLUNTARY WAIVER
                                                               OF FEES OR
                                                           EXPENSE LIMITATIONS
                                                RATIO OF              RATIO OF
                                     RATIO OF     NET                   NET
                                       NET     INVESTMENT  RATIO OF  INVESTMENT
                                     EXPENSES    INCOME    EXPENSES    INCOME
                                    TO AVERAGE TO AVERAGE TO AVERAGE TO AVERAGE
                                    NET ASSETS NET ASSETS NET ASSETS NET ASSETS
-------------------------------------------------------------------------------
  FOR THE YEARS ENDED OCTOBER 31,
  1998 - Class A Shares                0.71%      3.54%      1.74%      2.51%
  1998 - Class B Shares                1.31       3.06       2.27       2.10
  1998 - Class C Shares                1.46       2.82       2.27       2.01
  1998 - Institutional Shares          0.45       3.92       1.26       3.11
  1998 - Administration Shares         0.70       3.58       1.51       2.77
  1998 - Service Shares                0.95       3.44       1.76       2.63
  1997 - Class A Shares (commenced
   May 1)                              0.70c      3.81c      1.73c      2.78c
  1997 - Class B Shares (commenced
   May 1)                              1.30c      3.31c      2.23c      2.38c
  1997 - Class C Shares (commenced
   August 15)                          1.45c      2.60c      2.23c      1.82c
  1997 - Institutional Shares          0.45       4.18       1.23       3.40
  1997 - Administration Shares         0.70       3.91       1.48       3.13
  1997 - Service Shares                0.95       3.66       1.73       2.88
  1996 - Institutional Shares          0.45       4.21       1.01       3.65
  1996 - Administration Shares         0.70       3.96       1.26       3.40
  1996 - Service Shares                0.95       3.74       1.51       3.18
  1995 - Institutional Shares          0.45       4.31       0.77       3.99
  1995 - Administration Shares         0.70       4.14       1.02       3.82
  1995 - Service Shares                0.95       3.87       1.27       3.55
  1994 - Institutional Shares          0.45       3.74       0.61       3.58
  1994 - Administration Shares         0.70       3.51       0.86       3.35
  1994 - Service Shares (commenced
   September 20)                       0.95c      4.30c      1.11c      4.14c
-------------------------------------------------------------------------------

10-R

                      [This page intentionally left blank]

                                                                            11-R

 GOVERNMENT INCOME FUND



                                                     INCOME (LOSS) FROM
                                                   INVESTMENT OPERATIONSN
                                                              NET REALIZED
                                                             AND UNREALIZED
                                                             GAIN (LOSS) ON
                                        NET ASSET             INVESTMENT,
                                        VALUE AT     NET       OPTION AND
                                        BEGINNING INVESTMENT    FUTURES
                                        OF PERIOD   INCOME    TRANSACTIONS
-------------------------------------------------------------------------------
  FOR THE YEARS ENDED OCTOBER 31,
  1998 - Class A Shares                  $14.59     $0.81        $0.45
  1998 - Class B Shares                   14.61      0.72         0.42
  1998 - Class C Shares                   14.60      0.74         0.40
  1998 - Institutional Shares             14.59      0.87         0.42
  1998 - Service Shares                   14.59      0.80         0.40
  1997 - Class A Shares                   14.36      0.91         0.29
  1997 - Class B Shares                   14.37      0.80         0.30
  1997 - Class C Shares (commenced
   August 15)                             14.38      0.17         0.22
  1997 - Institutional Shares
   (commenced August 15)                  14.37      0.20         0.22
  1997 - Service Shares (commenced
   August 15)                             14.37      0.20         0.21
  1996 - Class A shares                   14.47      0.92        (0.11)
  1996 - Class B shares (commenced May
   1)                                      4.11      0.41         0.26
  1995 - Class A shares                   13.47      0.94         1.00
  1994 - Class A shares                   14.90      0.85        (1.28)
-------------------------------------------------------------------------------

12-R

                                                                      APPENDIX B






            DISTRIBUTIONS TO SHAREHOLDERS
                                         IN EXCESS OF
                             FROM NET    NET REALIZED
                          REALIZED  GAIN   GAIN ON        NET
               IN EXCESS  ON INVESTMENT, INVESTMENT,   INCREASE   NET ASSET
   FROM NET      OF NET     OPTION AND    OPTION AND  (DECREASE)    VALUE           PORTFOLIO
  INVESTMENT   INVESTMENT    FUTURES       FUTURES      IN NET     AT END    TOTAL  TURNOVER
    INCOME       INCOME    TRANSACTIONS  TRANSACTIONS ASSET VALUE OF PERIOD RETURNK   RATEE
---------------------------------------------------------------------------------------------
    $(0.81)     $(0.07)       $(0.06)       $  --        $0.32     $14.91     8.98%  315.43%
     (0.72)      (0.05)        (0.06)          --         0.31      14.92     8.09   315.43
     (0.74)      (0.03)        (0.06)          --         0.31      14.91     8.09   315.43
     (0.87)      (0.05)        (0.06)          --         0.31      14.90     9.19   315.43
     (0.80)      (0.05)        (0.06)          --         0.29      14.88     8.53   315.43
     (0.90)          --        (0.07)          --         0.23      14.59     8.72   395.75
     (0.79)          --        (0.07)          --         0.24      14.61     7.96   395.75
     (0.17)          --           --           --         0.22      14.60     2.72d  395.75
     (0.20)          --           --           --         0.22      14.59     2.94d  395.75
     (0.19)          --           --           --         0.22      14.59     2.85d  395.75
     (0.92)          --           --           --        (0.11)     14.36     5.80   485.09
     (0.41)          --           --           --         0.26      14.37     4.85d  485.09
     (0.94)          --           --           --         1.00      14.47    14.90   449.53
     (0.85)       (0.02)       (0.12)       (0.01)       (1.43)     13.47    (2.98)  654.90
---------------------------------------------------------------------------------------------

                                                                            13-R

                                                                RATIOS ASSUMING NO
                                                             VOLUNTARY WAIVER OF FEES
                                                              OR EXPENSE LIMITATIONS
                                                   RATIO OF
                                                     NET                      RATIO OF NET
                          NET ASSETS   RATIO OF   INVESTMENT   RATIO OF        INVESTMENT
                          AT END OF  NET EXPENSES   INCOME     EXPENSES          INCOME
                            PERIOD    TO AVERAGE  TO AVERAGE  TO AVERAGE       TO AVERAGE
                          (IN 000S)   NET ASSETS  NET ASSETS  NET ASSETS       NET ASSETS
----------------------------------------------------------------------------------------------
  FOR THE YEARS ENDED
   OCTOBER 31,
  1998 - Class A Shares    $101,015      0.76%       5.53%              1.53%            4.76%
  1998 - Class B Shares      16,125      1.51        4.76               2.05             4.22
  1998 - Class C Shares       9,639      1.51        4.59               2.05             4.05
  1998 - Institutional
   Shares                     2,642      0.51        5.82               1.05             5.28
  1998 - Service Shares           2      1.01        5.48               1.55             4.94
  1997 - Class A Shares      68,859      0.50        6.38               1.82             5.06
  1997 - Class B Shares       8,041      1.25        5.59               2.32             4.52
  1997 - Class C Shares
   (commenced August 15)      1,196      1.25c       5.45c              2.32c            4.38c
  1997 - Institutional
   Shares (commenced
   August 15)                 1,894      0.25c       7.03c              1.32c            5.96c
  1997 - Service Shares
   (commenced August 15)          2      0.75c       6.49c              1.82c            5.42c
  1996 - Class A shares      30,603      0.50        6.42               1.89             5.03
  1996 - Class B shares
   (commenced May 1)            234      1.25c       5.65c              2.39c            4.51c
  1995 - Class A shares      29,503      0.47        6.67               2.34             4.80
  1994 - Class A shares      14,452      0.11        6.06               2.86             3.31
----------------------------------------------------------------------------------------------

14-R

                      [This page intentionally left blank]

                                                                            15-R

 MUNICIPAL INCOME FUND



                                                     INCOME (LOSS) FROM
                                                   INVESTMENT OPERATIONS/N/
                                                              NET REALIZED
                                                             AND UNREALIZED
                                                             GAIN (LOSS) ON
                                        NET ASSET             INVESTMENT,
                                        VALUE AT     NET       OPTION AND
                                        BEGINNING INVESTMENT    FUTURES
                                        OF PERIOD   INCOME    TRANSACTIONS
-------------------------------------------------------------------------------
  FOR THE YEARS ENDED OCTOBER 31,
  1998 - Class A Shares                  $14.99     $0.65        $0.50
  1998 - Class B Shares                   15.00      0.53         0.49
  1998 - Class C Shares                   14.99      0.53         0.50
  1998 - Institutional Shares             15.00      0.68         0.50
  1998 - Service Shares                   14.99      0.64         0.49
  1997 - Class A Shares                   14.37      0.67         0.62
  1997 - Class B Shares                   14.37      0.56         0.63
  1997 - Class C Shares (commenced
   August 15)                             14.85      0.12         0.14
  1997 - Institutional Shares
   (commenced August 15)                  14.84      0.15         0.16
  1997 - Service Shares (commenced
   August 15)                             14.84      0.14         0.15
  1996 - Class A shares                   14.17      0.65         0.20
  1996 - Class B shares (commenced May
   1)                                     14.03      0.27         0.34
  1995 - Class A shares                   13.08      0.67         1.09
  1994 - Class A shares                   14.64      0.73        (1.51)
-------------------------------------------------------------------------------

16-R

                                                                      APPENDIX B





    DISTRIBUTIONS TO SHAREHOLDERS
                            FROM NET
                            REALIZED      NET                                    NET
                            GAIN ON     INCREASE                               ASSETS
               IN EXCESS  INVESTMENT,  (DECREASE) NET ASSET                    AT END
   FROM NET      OF NET    OPTION AND    IN NET    VALUE,           PORTFOLIO    OF
  INVESTMENT   INVESTMENT   FUTURES      ASSET     END OF    TOTAL  TURNOVER   PERIOD
    INCOME       INCOME   TRANSACTIONS   VALUE     PERIOD   RETURNB   RATE    (IN 000S)
---------------------------------------------------------------------------------------
    $(0.64)       $--       $(0.03)      $0.48     $15.47     7.79%   56.51%   $91,158
     (0.52)        --        (0.03)       0.47      15.47     6.91    56.51     6,722.
     (0.52)        --        (0.03)       0.48      15.47     6.98    56.51      2,862
     (0.68)        --        (0.03)       0.47      15.47     8.00    56.51      6,154
     (0.61)        --        (0.03)       0.49      15.48     7.68    56.51          2
     (0.67)        --            --       0.62      14.99     9.23   153.12     64,553
     (0.56)        --            --       0.63      15.00     8.48   153.12      1,750
     (0.12)        --            --       0.14      14.99     1.75d  153.12        130
     (0.15)        --            --       0.16      15.00     2.10d  153.12        351
     (0.14)        --            --       0.15      14.99     1.93d  153.12          2
     (0.65)        --            --       0.20      14.37     6.13   344.13     52,267
     (0.27)        --            --       0.34      14.37     4.40d  344.13        255
     (0.67)        --            --       1.09      14.17    13.79   335.55     53,797
     (0.73)        --         (0.05)     (1.56)     13.08    (5.51)  357.54     47,373
---------------------------------------------------------------------------------------

                                                                            17-R

                                                     RATIOS ASSUMING NO
                                                  VOLUNTARY WAIVER OF FEES
                                                   OR EXPENSE LIMITATIONS
                                        RATIO OF
                                          NET                      RATIO OF NET
                            RATIO OF   INVESTMENT   RATIO OF        INVESTMENT
                          NET EXPENSES   INCOME     EXPENSES          INCOME
                           TO AVERAGE  TO AVERAGE  TO AVERAGE       TO AVERAGE
                           NET ASSETS  NET ASSETS  NET ASSETS       NET ASSETS
-----------------------------------------------------------------------------------
  FOR THE YEARS ENDED
   OCTOBER 31,
  1998 - Class A Shares       0.87%       4.25%              1.64%            3.48%
  1998 - Class B Shares       1.62        3.44               2.16             2.90
  1998 - Class C Shares       1.62        3.38               2.16             2.84
  1998 - Institutional
   Shares                     0.58        4.41               1.12             3.87
  1998 - Service Shares       1.08        4.21               1.62             3.67
  1997 - Class A Shares       0.85        4.60               1.62             3.83
  1997 - Class B Shares       1.60        3.74               2.12             3.22
  1997 - Class C Shares
   (commenced August 15)      1.60c       3.24c              2.12c            2.72c
  1997 - Institutional
   Shares (commenced
   August 15)                 0.60c       4.41c              1.12c            3.89c
  1997 - Service Shares
   (commenced August 15)      1.10c       4.24c              1.62c            3.72c
  1996 - Class A shares       0.85        4.58               1.55             3.88
  1996 - Class B shares
   (commenced May 1)          1.60c       3.55c              2.05c            3.10c
  1995 - Class A shares       0.76        4.93               1.49             4.20
  1994 - Class A shares       0.45        5.28               1.55             4.18
-----------------------------------------------------------------------------------

18-R

                      [This page intentionally left blank]

                                                                            19-R

 CORE FIXED INCOME FUND


                                                       INCOME (LOSS) FROM
                                                     INVESTMENT OPERATIONS/A/
                                                                NET REALIZED
                                                               AND UNREALIZED
                                                               GAIN (LOSS) ON
                                                                INVESTMENT,
                                                                  OPTION,
                                         NET ASSET              FUTURES AND-
                                         VALUE AT     NET     FOREIGN CURRENCY
                                         BEGINNING INVESTMENT     RELATED
                                         OF PERIOD   INCOME     TRANSACTIONS
------------------------------------------------------------------------------
  FOR THE YEARS ENDED OCTOBER 31,
  1998-Class A Shares                     $10.06     $0.59         $0.27
  1998-Class B Shares                      10.09      0.52          0.27
  1998-Class C Shares                      10.09      0.90          0.27
  1998-Institutional Shares                10.08      1.08          0.29
  1998-Administration Shares               10.07      0.57          0.29
  1998-Service Shares                      10.09      0.99          0.27
  1997-Class A Shares (commenced May 1)     9.70      0.30          0.36
  1997-Class B Shares (commenced May 1)     9.72      0.27          0.37
  1997-Class C Shares (commenced August
   15)                                      9.93      0.11          0.16
  1997-Institutional Shares                 9.85      0.64          0.23
  1997-Administration Shares                9.84      0.62          0.23
  1997-Service Shares                       9.86      0.59          0.23
  1996-Institutional Shares                10.00      0.64         (0.07)
  1996-Administrative Shares
     (commenced February 28)                9.91      0.41         (0.07)
  1996-Service Shares (commenced March
   13)                                      9.77      0.38          0.09
  1995-Institutional Shares                 9.24      0.64          0.76
  FOR THE PERIOD ENDED OCTOBER 31,
  1994-Institutional Shares (commenced
   January 5)                              10.00      0.46         (0.76)
------------------------------------------------------------------------------

20-R

    DISTRIBUTIONS TO SHAREHOLDERS
                            FROM NET
                            REALIZED      NET                                     NET
                            GAIN ON     INCREASE                                ASSETS
               IN EXCESS  INVESTMENT,  (DECREASE) NET ASSET                     AT END
   FROM NET      OF NET    OPTION AND    IN NET    VALUE,            PORTFOLIO    OF
  INVESTMENT   INVESTMENT   FUTURES      ASSET     END OF    TOTAL   TURNOVER   PERIOD
    INCOME       INCOME   TRANSACTIONS   VALUE     PERIOD   RETURNB    RATEE   (IN 000S)
----------------------------------------------------------------------------------------
    $(0.59)      $(0.02)     $(0.06)     $0.19     $10.25     8.76%   271.50%   $56,267
     (0.52)       (0.02)      (0.06)      0.19      10.28     7.94    271.50      7,209
     (0.90)       (0.02)      (0.06)      0.19      10.28     7.94    271.50      5,587
     (1.08)       (0.03)      (0.06)      0.20      10.28     9.15    271.50    195,730
     (0.57)       (0.03)      (0.06)      0.20      10.27     8.88    271.50     12,743
     (0.99)       (0.02)      (0.06)      0.19      10.28     8.50    271.50      5,263
     (0.30)          --          --       0.36      10.06     6.94d   361.27      9,336
     (0.27)          --          --       0.37      10.09     6.63d   361.27        621
     (0.11)          --          --       0.16      10.09     2.74d   361.27        272
     (0.64)          --          --       0.23      10.08     9.19    361.27     79,230
     (0.62)          --          --       0.23      10.07     8.92    361.27      6,176
     (0.59)          --          --       0.23      10.09     8.65    361.27      1,868
     (0.64)          --       (0.08)     (0.15)      9.85     5.98    414.20     72,061
     (0.41)          --          --      (0.07)      9.84     3.56d   414.20        702
     (0.38)          --          --       0.09       9.86     4.90d   414.20        381
     (0.64)          --          --       0.76      10.00    15.72    382.26     55,502
     (0.46)          --          --      (0.76)      9.24    (3.00)d  285.25     24,508
----------------------------------------------------------------------------------------

                                                                            21-R

                                                                      APPENDIX B

                                                           RATIOS ASSUMING NO
                                                           VOLUNTARY WAIVER OF
                                                                  FEES
                                                               OR EXPENSE
                                                               LIMITATIONS
                                                RATIO OF              RATIO OF
                                     RATIO OF     NET                   NET
                                       NET     INVESTMENT  RATIO OF  INVESTMENT
                                     EXPENSES    INCOME    EXPENSES    INCOME
                                    TO AVERAGE TO AVERAGE TO AVERAGE TO AVERAGE
                                    NET ASSETS NET ASSETS NET ASSETS NET ASSETS
-------------------------------------------------------------------------------
  FOR THE YEARS ENDED OCTOBER 31,
  1998-Class A Shares                  0.74%      5.58%      1.21%      5.11%
  1998-Class B Shares                  1.49       4.82       1.75       4.56
  1998-Class C Shares                  1.49       4.81       1.75       4.55
  1998-Institutional Shares            0.46       5.95       0.72       5.69
  1998-Administration Shares           0.71       5.70       0.97       5.44
  1998-Service Shares                  0.96       5.44       1.22       5.18
  1997-Class A Shares (commenced
   May 1)                              0.70c      6.13c      1.33c      5.50c
  1997-Class B Shares (commenced
   May 1)                              1.45c      5.28c      1.83c      4.90c
  1997-Class C Shares (commenced
   August 15)                          1.45c      4.84c      1.83c      4.46c
  1997-Institutional Shares            0.45       6.53       0.83       6.15
  1997-Administration Shares           0.70       6.27       1.08       5.89
  1997-Service Shares                  0.95       6.00       1.33       5.62
  1996-Institutional Shares            0.45       6.51       0.83       6.13
  1996-Administrative Shares
     (commenced February 28)           0.70c      6.41c      1.08c      6.03c
  1996-Service Shares (commenced
   March 13)                           0.95c      6.37c      1.33c      5.99c
  1995-Institutional Shares            0.45       6.56       0.96       6.05
  FOR THE PERIOD ENDED OCTOBER 31,
  1994-Institutional Shares
   (commenced January 5)               0.45c      6.48c      1.46c      5.47c
-------------------------------------------------------------------------------

22-R

                      [This page intentionally left blank]

                                                                            23-R

 GLOBAL INCOME FUND



                                                       INCOME (LOSS) FROM
                                                     INVESTMENT OPERATIONS/A/
                                                               NET REALIZED
                                                              AND UNREALIZED
                                                              GAIN (LOSS) ON
                                                                INVESTMENT,
                                                              OPTION, FUTURES
                                         NET ASSET              AND FOREIGN
                                          VALUE,      NET        CURRENCY
                                         BEGINNING INVESTMENT     RELATED
                                         OF PERIOD   INCOME    TRANSACTIONS
-----------------------------------------------------------------------------
FOR THE YEARS ENDED OCTOBER 31,
1998 - Class A Shares                     $15.10     $0.72f       $0.90f
1998 - Class B Shares                      15.08      0.63f        0.92f
1998 - Class C Shares                      15.06      0.63f        0.91f
1998 - Institutional Shares                15.09      0.82f        0.90f
1998 - Service Shares                      15.09      0.74f        0.91f
1997 - Class A shares                      14.53       0.59         0.77
1997 - Class B shares                      14.53       0.72         0.56
1997 - Class C shares (commenced August
 15)                                       14.80       0.16         0.29
1997 - Institutional Shares                14.52       0.88         0.56
1997 - Service Shares (commenced March
 12)                                       14.69       0.53         0.39
1996 - Class A shares                      14.45       0.71         0.80
1996 - Class B shares (commenced May 1)    14.03       0.34         0.52
1996 - Institutional shares                14.45       1.15         0.42
1995 - Class A shares                      13.43       0.89         1.07
1995 - Institutional shares
   (commenced August 1)                    14.09       0.22         0.40
1994 - Class A shares                      15.07       0.84        (1.49)
-----------------------------------------------------------------------------

24-R

                                                                      APPENDIX B





   DISTRIBUTIONS TO SHAREHOLDERS
                           FROM
                       NET REALIZED
                         GAIN ON                 NET
            IN EXCESS  INVESTMENT,            INCREASE   NET ASSET                   NET ASSETS
 FROM NET     OF NET    OPTION AND   FROM    (DECREASE)   VALUE,           PORTFOLIO AT END OF
INVESTMENT  INVESTMENT   FUTURES    PAID IN    IN NET     END OF    TOTAL  TURNOVER    PERIOD
  INCOME      INCOME   TRANSACTIONS CAPITAL  ASSET VALUE  PERIOD   RETURNB   RATE    (IN 000S)
-----------------------------------------------------------------------------------------------
  $(1.01)      $--        $(0.06)   $   --      $0.55     $15.65    11.21%  229.91%   $217,362
   (0.94)       --         (0.06)       --       0.55      15.63    10.66   229.91       8,135
   (0.94)       --         (0.06)       --       0.54      15.60    10.65   229.91       4,090
   (1.11)       --         (0.06)       --       0.55      15.64    11.95   229.91     178,532
   (1.04)       --         (0.06)       --       0.55      15.64    11.43   229.91       1,058
   (0.79)       --            --        --       0.57      15.10     9.66   383.72     167,096
   (0.73)       --            --        --       0.55      15.08     9.04   383.72       3,465
   (0.19)       --            --        --       0.26      15.06     3.03d  383.72         496
   (0.87)       --            --        --       0.57      15.09    10.26   383.72      60,929
   (0.52)       --            --        --       0.40      15.09     6.42d  383.72         151
   (1.43)       --            --        --       0.08      14.53    11.05   232.15     198,665
   (0.36)       --            --        --       0.50      14.53     6.24d  232.15         256
   (1.50)       --            --        --       0.07      14.52    11.55   232.15      54,254
   (0.94)       --            --        --       1.02      14.45    15.08   265.86     245,835
   (0.26)       --            --        --       0.36      14.45     4.42d  265.86      31,619
   (0.22)       --         (0.16)    (0.61)     (1.64)     13.43    (4.49)  343.74     396,584
-----------------------------------------------------------------------------------------------

                                                                            25-R

                                                       RATIOS ASSUMING NO
                                                    VOLUNTARY WAIVER OF FEES
                                                     OR EXPENSE LIMITATIONS
                                       RATIO OF NET                  RATIO OF NET
                            RATIO OF    INVESTMENT   RATIO OF         INVESTMENT
                          NET EXPENSES    INCOME     EXPENSES           INCOME
                           TO AVERAGE   TO AVERAGE  TO AVERAGE        TO AVERAGE
                           NET ASSETS   NET ASSETS  NET ASSETS        NET ASSETS
--------------------------------------------------------------------------------------
  FOR THE YEARS ENDED
   OCTOBER 31,
  1998 - Class A Shares       1.31%        4.71%               1.75%             4.27%
  1998 - Class B Shares       1.83         4.19                2.24              3.78
  1998 - Class C Shares       1.83         4.20                2.24              3.79
  1998 - Institutional
   Shares                     0.66         5.40                1.07              4.99
  1998 - Service Shares       1.16         4.92                1.57              4.51
  1997 - Class A shares       1.17         5.19                1.60              4.76
  1997 - Class B shares       1.71         4.76                2.10              4.37
  1997 - Class C shares
   (commenced August 15)      1.71c        4.98c               2.10c             4.59c
  1997 - Institutional
   Shares                     0.65         5.72                1.04              5.33
  1997 - Service Shares
   (commenced March 12)       1.15c        5.33c               1.54c             4.94c
  1996 - Class A shares       1.16         5.81                1.64              5.33
  1996 - Class B shares
   (commenced May 1)          1.70c        5.16c               2.14c             4.72c
  1996 - Institutional
   shares                     0.65         6.35                1.11              5.89
  1995 - Class A shares       1.29         6.23                1.58              5.94
  1995 - Institutional
     shares
     (commenced August
     1)                       0.65c        6.01c               1.08c             5.58c
  1994 - Class A shares       1.28         5.73                1.53              5.48
--------------------------------------------------------------------------------------

26-R

                      [This page intentionally left blank]

                                                                            27-R

 HIGH YIELD FUND


                                               INCOME (LOSS) FROM INVESTMENT
                                                        OPERATIONS/A/
                                                             NET REALIZED
                                                            AND UNREALIZED
                                    NET ASSET               GAIN (LOSS) ON
                                     VALUE,      NET        INVESTMENT AND
                                    BEGINNING INVESTMENT   FOREIGN CURRENCY
                                    OF PERIOD   INCOME   RELATED TRANSACTIONS
-----------------------------------------------------------------------------
  FOR THE YEAR ENDED OCTOBER 31,
  1998 - Class A Shares              $ 9.97     $0.82           $(0.85)
  1998 - Class B Shares                9.97      0.75            (0.86)
  1998 - Class C Shares                9.97      0.75            (0.86)
  1998 - Institutional Shares          9.97      0.84            (0.83)
  1998 - Service Shares                9.97      0.80            (0.84)
  FOR THE PERIOD ENDED OCTOBER 31,
  1997 - Class A Shares (commenced
   August 1)                          10.00      0.17            (0.02)
  1997 - Class B Shares (commenced
   August 1)                          10.00      0.15            (0.02)
  1997 - Class C Shares (commenced
   August 15)                          9.97      0.14             0.01
  1997 - Institutional Shares
      (commenced August 1)            10.00      0.18            (0.02)
  1997 - Service Shares (commenced
   August 1)                          10.00      0.17            (0.02)
-----------------------------------------------------------------------------

28-R

                                                                      APPENDIX B





    DISTRIBUTIONS TO SHAREHOLDERS
                              FROM
     FROM      IN EXCESS  NET REALIZED NET INCREASE                               NET ASSETS
     NET         OF NET     GAIN ON     (DECREASE)  NET ASSET           PORTFOLIO AT END OF
  INVESTMENT   INVESTMENT  INVESTMENT     IN NET    VALUE, END  TOTAL   TURNOVER    PERIOD
    INCOME       INCOME   TRANSACTIONS ASSET VALUE  OF PERIOD  RETURNB    RATE    (IN 000S)
--------------------------------------------------------------------------------------------
    $(0.78)      $   --       $--         $(0.81)     $9.16     (0.70)%  113.44%   $401,626
     (0.70)          --        --          (0.81)      9.16     (1.43)   113.44      29,256
     (0.70)          --        --          (0.81)      9.16     (1.43)   113.44       8,532
     (0.81)          --        --          (0.80)      9.17     (0.32)   113.44      97,547
     (0.76)          --        --          (0.80)      9.17     (0.79)   113.44         447
     (0.17)       (0.01)       --          (0.03)      9.97      1.50d    44.80d    325,911
     (0.15)       (0.01)       --          (0.03)      9.97      1.31d    44.80d     10,308
     (0.14)       (0.01)       --             --       9.97      1.46d    44.80d      1,791
     (0.18)       (0.01)       --          (0.03)      9.97      1.58d    44.80d          2
     (0.17)       (0.01)       --          (0.03)      9.97      1.46d    44.80d          2
--------------------------------------------------------------------------------------------

                                                                            29-R

                                                            RATIOS ASSUMING
                                                      NO VOLUNTARY WAIVER OF FEES
                                                         OR EXPENSE LIMITATIONS

                                          RATIO OF                          RATIO OF
                            RATIO OF   NET INVESTMENT   RATIO OF         NET INVESTMENT
                          NET EXPENSES     INCOME     EXPENSES TO            INCOME
                           TO AVERAGE    TO AVERAGE     AVERAGE            TO AVERAGE
                           NET ASSETS    NET ASSETS    NET ASSETS          NET ASSETS
--------------------------------------------------------------------------------------------
  FOR THE YEAR ENDED
   OCTOBER 31,
  1998 - Class A Shares       1.09%         8.25%                 1.36%                7.98%
  1998 - Class B Shares       1.84          7.61                  1.88                 7.57
  1998 - Class C Shares       1.84          7.61                  1.88                 7.57
  1998 - Institutional
   Shares                     0.84          9.47                  0.88                 9.43
  1998 - Service Shares       1.34          9.17                  1.38                 9.13
  FOR THE PERIOD ENDED
   OCTOBER 31,
  1997 - Class A Shares
   (commenced August 1)       0.95c         7.06c                 1.57c                6.44c
  1997 - Class B Shares
   (commenced August 1)       1.70c         6.28c                 2.07c                5.91c
  1997 - Class C Shares
   (commenced August 15)      1.70c         6.17c                 2.07c                5.80c
  1997 - Institutional
      Shares
      (commenced August
      1)                      0.70c         7.16c                 1.07c                6.79c
  1997 - Service Shares
   (commenced August 1)       1.20c         6.69c                 1.57c                6.32c
--------------------------------------------------------------------------------------------

30-R

                                                                      APPENDIX B





a Includes the balancing effect of calculating per share amounts.
b Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of period and no sales charge. Total return would be reduced if a sales charge for Class A shares were taken into account.
c Annualized.
d Not annualized.
e Includes the effect of mortgage dollar roll transactions.
f Calculated based on the average shares outstanding methodology.
g Short Duration Government Fund Administration Shares commenced activity on
  April 15, 1993, were redeemed in full on February 23, 1995 and re-commenced on February 28, 1996 at $9.86.

                                                                            31-R

Fixed Income Funds
Prospectus (Class A, B and C Shares)

 FOR MORE INFORMATION


 Annual/Semiannual Report
 Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. In the Funds' annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during its last fiscal year.

 Statement of Additional Information
 Additional information about the Funds and their policies is also available in the Funds' Statement of Additional Information ("Additional Statement"). The Additional Statement is incorporated by reference into this Prospectus (is legally considered part of this Prospectus).

 The Funds' annual and semiannual reports, and the Additional Statement, are available free upon request by calling Goldman Sachs at 1-800-526-7384.

 To obtain other information and for shareholder inquiries:

 By telephone - Call 1-800-526-7384
 By mail - Goldman, Sachs & Co., 4900 Sears Tower, Chicago, Illinois 60606 By e-mail - gs-funds@gs.com
 On the Internet - Text-only versions of the Funds' documents are located online and may be downloaded from:
    SEC - http://www.sec.gov
    Goldman Sachs - http://www.gs.com (Prospectus Only)

 You may review and obtain copies of Fund documents by visiting the SEC's Public Reference Room in Washington, D.C. You may also obtain copies of Fund documents by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, D.C. 20549-6009. Information on the operation of the public reference room may be obtained by calling the SEC at 1-800-SEC-0330. The Fund's investment company registration number is 811-5349.

                                     [LOGO]

Index

     General Investment Management Approach
   2 Fund Investment Objectives and Strategies
       3 Goldman Sachs Adjustable Rate Government Fund
       4 Goldman Sachs Short Duration Government Fund
       5 Goldman Sachs Short Duration Tax-Free Fund
       6 Goldman Sachs Government Income Fund
       7 Goldman Sachs Municipal Income Fund
       8 Goldman Sachs Core Fixed Income Fund
       9 Goldman Sachs Global Income Fund
      10 Goldman Sachs High Yield Fund
     Other Investment Practices and Securities
     Principal Risks of the Fund
     Fund Performance

 12  Fund Fees and Expenses
     Service Providers
     Dividends
     Shareholder Guide
              How To Buy Shares
              How To Sell Shares
     Taxation
A-1  Appendix
     Additional Information on
     Portfolio Risks, Securities
     and Techniques
B-1  Appendix
     Financial Highlights

                                    PART B

                      STATEMENT OF ADDITIONAL INFORMATION

                                Class A Shares
                                CLASS B SHARES
                                CLASS C SHARES
                                SERVICE SHARES
                             INSTITUTIONAL SHARES
                             ADMINISTRATION SHARES

                 GOLDMAN SACHS ADJUSTABLE RATE GOVERNMENT FUND
                 GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND
                  GOLDMAN SACHS SHORT DURATION TAX-FREE FUND
                     GOLDMAN SACHS GOVERNMENT INCOME FUND
                      GOLDMAN SACHS MUNICIPAL INCOME FUND
                     GOLDMAN SACHS CORE FIXED INCOME FUND
                       GOLDMAN SACHS GLOBAL INCOME FUND
                         GOLDMAN SACHS HIGH YIELD FUND
                   (EACH A PORTFOLIO OF GOLDMAN SACHS TRUST)

                              Goldman Sachs Trust
                               4900 Sears Tower
                            Chicago, Illinois 60606

This Statement of Additional Information (the "Additional Statement") is not a prospectus. This Additional Statement describes each of the above-referenced series of Goldman Sachs Trust. This Additional Statement should be read in conjunction with the prospectuses for the Class A, Class B, Class C, Service and Institutional Shares of Goldman Sachs Adjustable Rate Government Fund, Goldman Sachs Short Duration Government Fund, Goldman Sachs Short Duration Tax-Free Fund, Goldman Sachs Government Income Fund, Goldman Sachs Municipal Income Fund, Goldman Sachs Core Fixed Income Fund, Goldman Sachs Global Income Fund and Goldman Sachs High Yield Fund, and the prospectus for the Administration Shares of Goldman Sachs Adjustable Rate Government Fund, Goldman Sachs Short Duration Government Fund, Goldman Sachs Short Duration Tax-Free Fund and Goldman Sachs Core Fixed Income Fund, each dated March 1, 1999, as may be further amended and/or supplemented from time to time (the "Prospectuses"). The Prospectuses may be obtained without charge from Goldman, Sachs & Co. by calling the telephone number, or writing to one of the addresses, listed below or from institutions ("Service Organizations") that hold Administration Shares for the benefit of their customers. Goldman Sachs Adjustable Rate Government Fund currently does not offer Class B or Class C Shares.

The audited financial statements and related report of Arthur Andersen LLP, independent public accountants, for each Fund contained in each Fund's 1998 annual report is incorporated herein by reference in the section "Financial Statements." No other portions of the Fund's Annual Report are incorporated herein by reference.

The date of this Additional Statement is March 1, 1999.

                               TABLE OF CONTENTS

INTRODUCTION................................................................
INVESTMENT OBJECTIVES AND POLICIES..........................................
OTHER INVESTMENT OBJECTIVES AND PRACTICES...................................
INVESTMENT RESTRICTIONS.....................................................
MANAGEMENT..................................................................
PORTFOLIO TRANSACTIONS......................................................
SHARES OF THE TRUST.........................................................
NET ASSET VALUE.............................................................
TAXATION....................................................................
PERFORMANCE INFORMATION.....................................................
OTHER INFORMATION...........................................................
FINANCIAL STATEMENTS........................................................
OTHER INFORMATION REGARDING REDEMPTIONS,
 EXCHANGES AND DIVIDENDS....................................................
DISTRIBUTION AND SERVICE PLANS..............................................
SERVICE PLAN................................................................
ADMINISTRATION PLAN.........................................................
APPENDIX A..................................................................
APPENDIX B..................................................................

GOLDMAN SACHS ASSET MANAGEMENT          GOLDMAN SACHS ASSET
INVESTMENT ADVISER TO GOLDMAN SACHS     MANAGEMENT INTERNATIONAL
SHORT DURATION TAX-FREE FUND,           INVESTMENT ADVISER TO GOLDMAN SACHS
GOLDMAN SACHS GOVERNMENT                GLOBAL INCOME FUND
INCOME FUND, GOLDMAN SACHS              133 PETERBOROUGH COURT
MUNICIPAL INCOME FUND,                  LONDON EC4A 2BB, ENGLAND
Goldman Sachs Core Fixed
INCOME FUND AND GOLDMAN
Sachs High Yield Fund                   GOLDMAN, SACHS & CO.
ONE NEW YORK PLAZA                      DISTRIBUTOR
NEW YORK, NEW YORK 10004                85 BROAD STREET
                                        NEW YORK, NY 10004
GOLDMAN SACHS FUNDS
MANAGEMENT, L.P.
INVESTMENT ADVISER TO GOLDMAN SACHS     GOLDMAN, SACHS & CO.
ADJUSTABLE RATE GOVERNMENT FUND         TRANSFER AGENT
AND GOLDMAN SACHS SHORT DURATION        4900 SEARS TOWER
GOVERNMENT FUND                         CHICAGO, ILLINOIS 60606
One New York Plaza
NEW YORK, NEW YORK 10004



                    TOLL FREE (IN U.S.) .......800-621-2550

                                 INTRODUCTION

     Goldman Sachs Trust (the "Trust") is an open-end management investment company. The Trust is a successor to a Massachusetts business trust that was merged with the Trust on April 30, 1997. The Trustees of the Trust have authority under the Declaration of Trust to create and classify shares into separate series and to classify and reclassify any series of shares into one or more classes without further action by shareholders. Pursuant thereto, the Trustees have created the following series, among others: Goldman Sachs Adjustable Rate Government Fund ("Adjustable Rate Government Fund"), Goldman Sachs Short Duration Government Fund ("Short Duration Government Fund"), Goldman Sachs Short Duration Tax-Free Fund ("Short Duration Tax-Free Fund"), Goldman Sachs Government Income Fund ("Government Income Fund"), Goldman Sachs Municipal Income Fund ("Municipal Income Fund"), Goldman Sachs Core Fixed Income Fund ("Core Fixed Income Fund"), Goldman Sachs Global Income Fund ("Global Income Fund") and Goldman Sachs High Yield Fund ("High Yield Fund") (each referred to herein as a "Fund" and collectively as the "Funds"). Each Fund other than the Global Income Fund is a diversified, open-end management investment company.
The Global Income Fund is a non-diversified open-end management investment company. Short Duration Government Fund, Short Duration Tax-Free Fund and Core Fixed Income are each authorized to issue six classes of shares: Class A Shares, Class B Shares, Class C Shares, Service Shares, Institutional Shares and Administration Shares. Government Income Fund, Municipal Income Fund, Global Income Fund and High Yield Fund are authorized to issue five classes of shares:
Class A Shares, Class B Shares, Class C Shares, Service Shares and Institutional Shares. Adjustable Rate Government Fund is authorized to issue four classes of shares: Class A Shares, Service Shares, Institutional Shares and Administration Shares. Additional series may be added in the future from time to time.

     Goldman Sachs Asset Management ("GSAM"), a separate operating division of Goldman, Sachs & Co. ("Goldman Sachs"), serves as the Investment Adviser to Short Duration Tax-Free Fund, Government Income Fund, Municipal Income Fund, Core Fixed Income Fund and High Yield Fund. Goldman Sachs Asset Management International ("GSAMI"), an affiliate of Goldman Sachs, serves as Investment Adviser to the Global Income Fund. Goldman Sachs Funds Management, L.P. ("GSFM"), an affiliate of Goldman Sachs, serves as the Investment Adviser to Adjustable Rate Government Fund and Short Duration Government Fund. GSAM, GSAMI and GSFM are each sometimes referred to herein as the "Investment Adviser" and collectively herein as the "Investment Advisers." In addition, Goldman Sachs serves as each Fund's distributor and transfer agent. Each Fund's custodian is State Street Bank and Trust Company.

     Because each Fund's shares may be redeemed upon request of a shareholder on any business day at net asset value, the Funds offer greater liquidity than many competing investments, such as certificates of deposit and direct investments in certain securities in which the respective Fund may invest. However, unlike certificates of deposits, shares of the Funds are not insured by the Federal Deposit Insurance Corporation.

     The following information relates to and supplements the description of each Fund's investment policies contained in the Prospectuses. See the Prospectuses for a fuller description of each Fund's investment objective and policies. Investing in the Funds entails certain risks and there is no assurance that a Fund will achieve its objective.

     Experienced Management.  Successfully creating and managing a diversified
     ----------------------
portfolio of securities requires professionals with extensive experience. Goldman Sachs' highly skilled portfolio management team brings together many years of experience in the analysis, valuation and trading of U.S. and foreign fixed-income securities.


                      INVESTMENT OBJECTIVES AND POLICIES

ADJUSTABLE RATE GOVERNMENT FUND AND SHORT DURATION GOVERNMENT FUND

     Adjustable Rate Government Fund and Short Duration Government Fund are both designed for investors who seek a high level of current income, relative stability of principal and the high credit quality of securities issued or guaranteed by the U.S. government, its agencies, instrumentalities or sponsored enterprises, without incurring the administrative and accounting burdens involved in direct investment.

     Market and economic conditions may affect the investments of Adjustable Rate Government and Short Duration Government Funds differently than the investments normally purchased by such investors. Relative to U.S. Treasury and non-fluctuating money market instruments, the market value of adjustable rate mortgage securities in which Adjustable Rate and Short Duration Government Funds may invest may be adversely affected by increases in market interest rates. Conversely, decreases in market interest rates may result in less capital appreciation for adjustable rate mortgage securities in relation to U.S. Treasury and money market investments.

     High Current Income.  Adjustable Rate Government and Short Duration
     -------------------
Government Funds seek a higher current yield than that offered by money market funds or by bank certificates of deposit and money market accounts. However, the Adjustable Rate and Short Duration Government Funds do not maintain a constant net asset value per share and are subject to greater fluctuations in the value of their shares than a money market fund. Unlike bank certificates of deposit and money market accounts, investments in shares of the Funds are not insured or guaranteed by any government agency. The Adjustable Rate and Short Duration Government Funds each seek to provide such high current income without sacrificing credit quality.

     Relative Low Volatility of Principal.  Adjustable Rate Government Fund
     -------------------------------------
seeks to minimize net asset value fluctuations by investing primarily in adjustable rate mortgage pass-through securities and other mortgage securities with periodic interest rate resets, maintaining a maximum duration of two years and a target duration equal to that of a six-month to one-year U.S. Treasury security, and utilizing certain active management techniques to seek to hedge interest rate risk. Short Duration Government Fund seeks to minimize net asset value fluctuations by utilizing certain interest rate hedging techniques and by maintaining a maximum duration of not more than three years. The duration target of the Short Duration Government Fund is that of the 2-year U.S. Treasury Security plus or minus .5 years. There is no assurance that these strategies for the Adjustable Rate Government Fund and Short Duration Government Fund will always be successful.

     Professional Management and Administration.  Investors who invest in
     -------------------------------------------
securities of the Government National Mortgage Association ("Ginnie Mae") and other mortgage-backed securities may prefer professional management and administration of their mortgage-backed securities portfolios. A well-diversified portfolio of such securities emphasizing minimal fluctuation of net asset value requires significant active management as well as significant accounting and administrative resources. Members of Goldman Sachs' highly skilled portfolio management team bring together many years of experience in the analysis, valuation and trading of U.S. fixed-income securities.

GOVERNMENT INCOME FUND

     Government Income Fund is designed for investors who seek the relatively high current income, relative safety of principal and the high credit quality of securities issued by the U.S. government, its agencies, instrumentalities or sponsored enterprises, without incurring the administrative and account burdens involved in direct investment.

     Government Income Fund's overall returns are generally likely to move in the same direction as interest rates. Therefore, when interest rates decline, Government Income Fund's return is also likely to decline. In exchange for accepting a higher degree of share price fluctuation, investors have the potential to achieve a higher return from the Government Income Fund than from shorter-term investments.

     HIGH CURRENT INCOME.  Government Income Fund is designed to have a higher
     -------------------
current yield than a money market fund, since it can invest in longer-term, higher yielding securities, and may utilize certain investment techniques not available to a money market fund. Similarly, Government Income Fund's yield is expected to exceed that offered by bank certificates of deposit and money market accounts. However, Government Income Fund does not maintain a constant net asset value per share and is subject to greater fluctuation in the value of its shares than a money market fund. Unlike bank certificates of deposit and money market accounts, investments in shares of Government Income Fund are not insured or guaranteed by any government agency. Government Income Fund seeks to provide high current income without, however, sacrificing credit quality.

     LIQUIDITY. Because Government Income Fund's shares may be redeemed upon
     ---------
request of a shareholder on any business day at net asset value, Government Income Fund offers greater liquidity than many competing investments such as certificates of deposit and direct investments in certain securities in which Government Income Fund may invest.

     A SOPHISTICATED INVESTMENT PROCESS.  Government Income Fund's investment
     ----------------------------------
process starts with a review of trends for the overall economy as well as for different sectors of the U.S. government and mortgage-backed securities markets. Goldman Sachs' portfolio managers then analyze yield spreads, implied volatility and the shape of the yield curve. In planning the Government Income Fund's portfolio investment strategies, the Investment Adviser is able to draw upon the economic and fixed-income research resources of Goldman Sachs. The Investment Adviser will use a sophisticated analytical process involving Goldman Sachs' proprietary mortgage prepayment model and option-adjusted spread model to structure and maintain the Government Income Fund's investment portfolio. In determining the Government Income Fund's investment strategy and in making market timing decisions, the Investment Adviser will have access to information from Goldman Sachs' economists, fixed-income analysts and mortgage specialists.

     CONVENIENCE OF A FUND STRUCTURE.  Government Income Fund eliminates many of
     -------------------------------
the complications that direct ownership of U.S. government and mortgage-backed securities entails. Government Income Fund automatically reinvests all principal payments within the Fund and distributes only current income each month, thereby conserving principal and eliminating the investor's need to segregate and reinvest the principal portion of each payment on his own.

SHORT DURATION TAX-FREE AND MUNICIPAL INCOME FUNDS

     Short Duration Tax-Free Fund and Municipal Income Fund (the "Tax Exempt Funds") are not money market funds. Each is designed for investors who seek the tax benefits associated with investing in municipal securities and who are able to accept greater risk with the possibility of higher returns than investors in municipal money market funds. While municipal money market funds almost always maintain a constant net asset value, they must meet stringent high quality credit standards, their portfolios must be broadly diversified and their portfolio securities must have remaining maturities of 397 days or less. An example of an "eligible" investment for the Tax Exempt Funds is auction rate municipal securities, which generally have higher yields than money market municipal securities, but which typically are not eligible investments for municipal money market funds.

     In addition, unlike a municipal money market fund, the Tax Exempt Funds' increased investment flexibility permits their portfolios to be more easily adjusted to reflect the shape of the current yield curve as well as to respond to anticipated developments that might affect the shape of the yield curve.

     Investors who wish to invest in municipal securities may find that a mutual fund structure offers some important advantages when compared to investing in individual municipal securities, including:

          . The ratings given to municipal securities by the rating organizations are difficult to evaluate. For example, some municipal securities with relatively low credit ratings have yields comparable to municipal securities with much higher ratings. The credit research professionals at Goldman Sachs closely follow market events and are well positioned to judge current and expected credit conditions of municipal issuers;

          . Because of the relative inefficiency of the secondary market in municipal securities, the value of an individual municipal security is often difficult to determine. As such, investors may obtain a wide range of different prices when asking for quotes from different dealers. In addition, a dealer may have a large inventory of a particular issue that it wants to reduce.
             Obtaining the best overall prices can require extensive negotiation, which is a function performed by the portfolio manager;

          . Market expertise is also an important consideration for municipal investors, and because the Tax Exempt Funds take relatively large positions in different securities, the Tax Exempt Funds may be able to obtain more favorable prices in the municipal securities market than investors with relatively small positions; and

          . Industry and geographical diversification are important considerations for municipal investors. The Tax Exempt Funds are designed to provide this diversification.

Core Fixed Income Fund

     Core Fixed Income Fund is designed for investors seeking a total return consisting of both income and capital appreciation that exceeds the total return of the Lehman Brothers Aggregate Bond Index (the "Index"), without incurring the administrative and accounting burdens involved in direct investment. Such investors also prefer liquidity, experienced professional management and administration, a sophisticated investment process, and the convenience of a mutual fund structure. Core Fixed Income Fund may be appropriate as part of a balanced investment strategy consisting of stocks, bonds and cash or as a complement to positions in other types of fixed-income investments.

     The Index currently includes U.S. Government Securities and fixed-rate, publicly issued, U.S. dollar-denominated fixed income securities rated at least BBB or Baa by a nationally recognized statistical ratings organization ("NRSRO"). The securities currently included in the Index have at least one year remaining to maturity; have an outstanding principal amount of at least $100 million; and are issued by the following types of issuers, with each category receiving a different weighting in the Index: U.S. Treasury; agencies, authorities or instrumentalities of the U.S. government; issuers of Mortgage-Backed Securities; utilities; industrial issuers; financial institutions; foreign issuers; and issuers of asset-backed securities. The Index is a trademark of Lehman Brothers. Inclusion of a security in the Index does not imply an opinion by Lehman Brothers as to its attractiveness or appropriateness for investment. Although Lehman Brothers obtains factual information used in connection with the Index from sources which it considers reliable, Lehman Brothers claims no responsibility for the accuracy, completeness or timeliness or such information and has no liability to any person for any loss arising from results obtained from the use of the Index data.

     Core Fixed Income Fund's overall returns are generally likely to move in the opposite direction from interest rates. Therefore, when interest rates decline, Core Fixed Income

Fund's return is likely to increase. Conversely, when interest rates increase, Core Fixed Income Fund's return is likely to decline. However, the Investment Adviser believes that, given the flexibility of managers to invest in a diversified portfolio of securities, Core Fixed Income Fund's return is not likely to decline as quickly as that of other fixed-income funds with a comparable average portfolio duration. In exchange for accepting a higher degree of potential share price fluctuation, investors have the opportunity to achieve a higher return from Core Fixed Income Fund than from shorter-term investments.

     A number of investment strategies will be used to achieve the Core Fixed Income Fund's investment objective, including market sector selection, determination of yield curve exposure, and issuer selection. In addition, the Investment Adviser will attempt to take advantage of pricing inefficiencies in the fixed-income markets. Market sector selection is the underweighting or overweighting of one or more of the five market sectors (i.e., U.S. Treasuries, U.S. government agencies, corporate securities, mortgage-backed securities and asset-backed securities) in which the Fund primarily invests. The decision to overweight or underweight a given market sector is based on expectations of future yield spreads between different sectors. Yield curve exposure strategy consists of overweighting or underweighting different maturity sectors to take advantage of the shape of the yield curve. Issuer selection is the purchase and sale of corporate securities based on a corporation's current and expected credit standing. To take advantage of price discrepancies between securities resulting from supply and demand imbalances or other technical factors, the Fund may simultaneously purchase and sell comparable, but not identical, securities. The Investment Adviser will usually have access to the research of, and proprietary technical models developed by, Goldman Sachs and will apply quantitative and qualitative analysis in determining the appropriate allocations among the categories of issuers and types of securities.

     A Sophisticated Investment Process.  Core Fixed Income Fund will attempt to
     ----------------------------------
control its exposure to interest rate risk, including overall market exposure and the spread risk of particular sectors and securities, through active portfolio management techniques. Core Fixed Income Fund's investment process starts with a review of trends for the overall economy as well as for different sectors of the fixed- income securities markets. Goldman Sachs' portfolio managers then analyze yield spreads, implied volatility and the shape of the yield curve. In planning Core Fixed Income Fund's portfolio investment strategies, the Investment Adviser is able to draw upon the economic and fixed-income research resources of Goldman Sachs. The Investment Adviser will use a sophisticated analytical process including Goldman Sachs' proprietary mortgage prepayment model and option-adjusted spread model to assist in structuring and maintaining Core Fixed Income Fund's investment portfolio. In determining Core Fixed Income Fund's investment strategy and making market timing decisions, the Investment Adviser will have access to input from Goldman Sachs' economists, fixed-income analysts and mortgage specialists.

GLOBAL INCOME FUND

     Global Income Fund is designed for investors seeking a combination of high income, capital appreciation, stability of principal, experienced professional management, flexibility and liquidity. However, investing in the Fund involves certain risks, and there is no assurance that the Fund will achieve its investment objective.

     In selecting securities for the Fund, portfolio managers consider such factors as the security's duration, sector and credit quality rating as well as the security's yield and prospects for capital appreciation. In determining the countries and currencies in which the Fund will invest, the Fund's portfolio managers form opinions based primarily on the views of Goldman Sachs' economists as well as information provided by securities dealers, including information relating to factors such as interest rates, inflation, monetary and fiscal policies, taxation, and political climate. The portfolio managers apply the Black-Litterman Model (the "Model") to their views to develop a portfolio that produces, in the view of the Investment Adviser, the optimal expected return for a given level of risk. The Model factors in the opinions of the portfolio managers, adjusting for their level of confidence in such opinions, with the views implied by an international capital asset pricing formula. The Model is also used to maintain the level of portfolio risk within the guidelines established by the Investment Adviser.

     High Income.  Global Income Fund's portfolio managers will seek out the
     -----------
highest yielding bonds in the global fixed-income market that meet the Global Income Fund's credit quality standards and certain other criteria.

     Capital Appreciation.  Investing in the foreign bond markets offers the
     --------------------
potential for capital appreciation due to both interest rate and currency exchange rate fluctuations. The portfolio managers attempt to identify investments with appreciation potential by carefully evaluating trends affecting a country's currency as well as a country's fundamental economic strength. However, there is a risk of capital depreciation as a result of unanticipated interest rate and currency fluctuations.

     Portfolio Management Flexibility.  Global Income Fund is actively managed.
     --------------------------------
The Fund's portfolio managers invest in countries that, in their judgment, meet the Fund's investment guidelines and often have strong currencies and stable economies and in securities that they believe offer favorable performance prospects.

     Relative Stability of Principal.  Global Income Fund may be able to reduce
     -------------------------------
principal fluctuation by investing in foreign countries with economic policies or business cycles different from those of the United States and in foreign securities markets that do not necessarily move in the same direction or magnitude as the U.S. market. Investing in a broad range of U.S. and foreign fixed-income securities and currencies reduces the dependence of the Fund's performance on developments in any particular market to the extent that adverse events in one market are offset by favorable events in other markets. The Fund's policy of investing primarily in high quality securities may also reduce principal fluctuation. However, there is no assurance that these strategies will always be successful.

     Professional Management.  Individual U.S. investors may prefer professional
     -----------------------
management of their global bond and currency portfolios because a well-diversified portfolio requires a large amount of capital and because the size of the global market requires access to extensive resources and a substantial commitment of time.

HIGH YIELD FUND

     High Yield Fund's Investment Process.  A number of investment strategies
     -------------------------------------
are used to seek to achieve the Fund's investment objective, including market sector selection, determination of yield curve exposure, and issuer selection. In addition, the Investment Adviser will attempt to take advantage of pricing inefficiencies in the fixed-income markets. GSAM starts the investment process with economic analysis based on research generated by the Goldman Sachs Global Economic Research Group and others to determine broad growth trends, industry-specific events and market forecasts. The market value of non-investment grade fixed income securities tends to reflect individual developments within a company to a greater extent than higher rated corporate debt or Treasury bonds that react primarily to fluctuations in interest rates. Therefore, determining the creditworthiness of issuers is critical. To that end, the High Yield Fund's portfolio managers have access to Goldman, Sachs & Co.'s highly regarded Credit Research and Global Investment Research Departments, as well as analysis from the firm's High Yield Research Group, a dedicated group of 14 professionals in the high yield and emerging market corporate bond research area, consisting of industry and regional market specialists. In addition, the Fund's portfolio managers may review the opinions of the two largest independent credit rating agencies, Standard & Poor's Ratings Group and Moody's Investors Services, Inc. High Yield Fund's portfolio managers and credit analysts also conduct their own in-depth analysis of each issue considered for inclusion in the Fund's portfolio. The portfolio managers and credit analysts evaluate such factors as a company's competitive position, the strength of its balance sheet, its ability to withstand economic downturns and its potential to generate ample cash flow to service its debt. The ability to analyze accurately a company's future cash flow by correctly anticipating the impact of economic, industry-wide and specific events are critical to successful high yield investing. GSAM's goal is to identify companies with the potential to strengthen their balance sheets by increasing their earnings, reducing their debt or effecting a turnaround. GSAM analyzes trends in a company's debt picture (i.e., the level of its interest coverage) as well as new developments in its capital structure on an ongoing basis. GSAM believes that this constant reassessment is more valuable than relying on a "snapshot" view of a company's ability to service debt at one or two points in time.

     High Yield Fund's portfolio is diversified among different sectors and industries on a global basis in an effort to reduce overall risk. While GSAM will avoid excessive concentration in any one industry, the Fund's specific industry weightings are the result of individual security selection. Emerging market debt considered for the High Yield Fund's portfolio will be selected by specialists knowledgeable about the political and economic structure of those economies.

     Return on and Risks of High Yield Securities.  Over the past decade, high
     ---------------------------------------------
yield bonds have delivered consistently higher yields and total return (and higher volatility) than either investment grade corporate bonds or U.S. Treasury bonds. However, because these non-investment grade securities involve higher risks in return for higher income, they are best suited to long-term investors who are financially secure enough to withstand volatility and the risks associated with such investments. See "Other Investments and Practices." Different types of fixed income securities may react differently to changes in the economy. High yield bonds, like stocks, tend to perform best when the economy is strong, inflation is low and companies experience healthy profits, which can lead to higher stock prices and higher credit ratings. Government bonds are likely to appreciate more in a weaker economy when interest rates are declining. In certain types of markets, adding some diversification in the high yield asset class may help to increase returns and decrease overall portfolio risk.

     For high yield, non-investment grade securities, as for most investments, there is a direct relationship between risk and return. Along with their potential to deliver higher yields and greater capital appreciation than most other types of fixed income securities, high yield securities are subject to higher risk of loss, greater volatility and are considered speculative by traditional investment standards. The most significant risk associated with high yield securities is credit risk: the risk that the company issuing a high yield security may have difficulty in meeting its principal and/or interest payments on a timely basis. As a result, extensive credit research and diversification are essential factors in managing risk in the high yield arena. To a lesser extent, high yield bonds are also subject to interest rate risk: when interest rates increase, the value of fixed income securities tends to decline.


                   OTHER INVESTMENT OBJECTIVES AND PRACTICES

Obligations of the United States, Its Agencies, Instrumentalities and Sponsored Enterprises

     Each Fund may invest in U.S. government securities ("U.S. Government Securities"), which are obligations issued or guaranteed by the U.S. government and its agencies, instrumentalities or sponsored enterprises. Some U.S. Government Securities (such as Treasury bills, notes and bonds, which differ only in their interest rates, maturities and times of issuance) are supported by the full faith and credit of the United States of America. Others, such as obligations issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises, are supported either by (a) right of the issuer to borrow from the Treasury (such as securities of Federal Home Loan Banks), (b) the discretionary authority of the U.S. government to purchase the agency's obligations (such as securities of Federal National Mortgage Association ("Fannie Mae")) or (c) only the credit of the issuer (such as securities of the Financing Corporation). The U.S. government is under no legal obligation, in general, to purchase the obligations of its agencies, instrumentalities or sponsored enterprises. No assurance can be given that the U.S. government will provide financial support to the U.S. government agencies, instrumentalities or sponsored enterprises in the future.

     U.S. Government Securities include (to the extent consistent with the Investment Company Act of 1940, as amended (the "Act")) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government, or its agencies, instrumentalities or sponsored enterprises. U.S. Government Securities also include (to the extent consistent with the Act) participations in loans made to foreign governments or their agencies that are guaranteed as to principal and interest by the U.S. government or its agencies, instrumentalities or sponsored enterprises. The secondary market for certain of these participations is extremely limited. In the absence of a substantial secondary market, such participations are regarded as illiquid. Each Fund may also purchase U.S. Government

Securities in private placements, subject to the Fund's limitation on investment in illiquid securities.

     The Funds may also invest in separately traded principal and interest components of securities guaranteed or issued by the U.S. Treasury if such components are traded independently under the separate trading of registered interest and principal of securities program ("STRIPS").

CUSTODIAL RECEIPTS

     Each Fund may invest in custodial receipts in respect of securities issued or guaranteed as to principal and interest by the U.S. government, its agencies instrumentalities, political subdivisions or authorities. Such custodial receipts evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued or guaranteed as to principal and interest by the U.S. government, its agencies, instrumentalities, political subdivisions or authorities. These custodial receipts are known by various names, including "Treasury Receipts," "Treasury Investors Growth Receipts" ("TIGRs"), and "Certificates of Accrual on Treasury Securities" ("CATs"). For certain securities law purposes, custodial receipts are not considered U.S. Government Securities.

MORTGAGE LOANS AND MORTGAGE-BACKED SECURITIES

     Adjustable Rate, Short Duration Government, Core Fixed Income Global Income, High Yield and Government Income Funds (collectively, the "Taxable Funds") may each invest in mortgage loans and mortgage pass-through securities and other securities representing an interest in or collateralized by adjustable and fixed-rate mortgage loans ("Mortgage-Backed Securities").

     General Characteristics.  Each mortgage pool underlying Mortgage-Backed
     -----------------------
Securities consists of mortgage loans evidenced by promissory notes secured by first mortgages or first deeds of trust or other similar security instruments creating a first lien on owner occupied and non-owner occupied one-unit to four-unit residential properties, multi-family (i.e., five or more) properties, agriculture properties, commercial properties and mixed use properties (the "Mortgaged Properties"). The Mortgaged Properties may consist of detached individual dwelling units, multi-family dwelling units, individual condominiums, townhouses, duplexes, triplexes, fourplexes, row houses, individual units in planned unit developments and other attached dwelling units. The Mortgaged Properties may also include residential investment properties and second homes.

     The investment characteristics of adjustable and fixed rate Mortgage-Backed Securities differ from those of traditional fixed-income securities. The major differences include the payment of interest and principal on Mortgage-Backed Securities on a more frequent (usually monthly) schedule, and the possibility that principal may be prepaid at any time due to prepayments on the underlying mortgage loans or other assets. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed-income securities. As a result, if a Fund purchases Mortgaged Backed Securities at a premium, a faster than expected prepayment rate will reduce both the market value and the yield to maturity from those which were anticipated. A prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity and market value. Conversely, if a Fund purchases Mortgage-Backed Securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce yield to maturity and market values. To the extent that a Fund invests in Mortgage-Backed securities, its Investment Adviser may seek to manage these potential risks by investing in a variety of Mortgage-Backed Securities and by using certain hedging techniques.

     Adjustable Rate Mortgage Loans ("ARMs").  ARMs generally provide for a
     ---------------------------------------
fixed initial mortgage interest rate for a specified period of time.
Thereafter, the interest rates (the "Mortgage Interest Rates") may be subject to periodic adjustment based on changes in the applicable index rate (the "Index Rate"). The adjusted rate would be equal to the Index Rate plus a fixed percentage spread over the Index Rate established for each ARM at the time of its origination. ARMs allow a Fund to participate in increases in interest rates through periodic increases in the securities coupon rates. During periods of declining interest rates, coupon rates may readjust downward resulting in lower yields to a Fund.

     Adjustable interest rates can cause payment increases that some mortgagors may find difficult to make. ARMs also have the risk of prepayments. The rate of principal prepayments with respect to ARMs has fluctuated in recent years.
As with fixed-rate mortgage loans, ARMs may be subject to a greater rate of principal repayments in a declining interest rate environment resulting in lower yields to a Fund. For example, if prevailing interest rates fall significantly, ARMs could be subject to higher prepayment rates (than if prevailing interest rates remain constant or increase) because the availability of low fixed-rate mortgages may encourage mortgagors to refinance their ARMs to "lock-in" a fixed-rate mortgage. Conversely, if prevailing interest rates rise significantly, ARMs may prepay more slowly. As with fixed-rate mortgages, ARM prepayment rates vary in both stable and changing interest rate environments. However, certain ARMs may provide that the Mortgage Interest Rate may not be adjusted to a rate above an applicable lifetime maximum rate or below an applicable lifetime minimum rate for such ARM. Certain ARMs may also be subject to limitations on the maximum amount by which the Mortgage Interest Rate may adjust for any single adjustment period (the "Maximum Adjustment"). Other ARMs ("Negatively Amortizing ARMs") may provide instead or as well for limitations on changes in the monthly payment on such ARMs. Limitations on monthly payments can result in monthly payments which are greater or less than the amount necessary to amortize a Negatively Amortizing ARM by its maturity at the Mortgage Interest Rate in effect in any particular month. In the event that a monthly payment is not sufficient to pay the interest accruing on a Negatively Amortizing ARM, any such excess interest is added to the principal balance of the loan, causing negative amortization, and will be repaid through future monthly payments. It may take borrowers under Negatively Amortizing ARMs longer periods of time to build up equity and may increase the likelihood of default by such borrowers. In the event that a monthly payment exceeds the sum of the interest accrued at the applicable Mortgage Interest Rate and the principal payment which would have been necessary to amortize the outstanding principal balance over the remaining term of the loan, the excess (or "accelerated amortization") further reduces the principal balance of the ARM. Negatively Amortizing ARMs do not provide for the extension of their original maturity to accommodate changes in their Mortgage Interest Rate. As a result, unless there is a periodic recalculation of the payment amount (which there generally is), the final payment may be substantially larger than the other payments. These limitations on periodic increases in interest rates and on changes in monthly payments protect borrowers from unlimited interest rate and payment increases.

     There are two main categories of indices which provide the basis for rate adjustments on ARMs: those based on U.S. Treasury securities and those derived from a calculated measure, such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year, three-year and five-year constant maturity Treasury rates, the three-month Treasury bill rate, the 180-day Treasury bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month, three-month, six-month or one-year London Interbank Offered Rate, the prime rate of a specific bank or commercial paper rates. Some indices, such as the one-year constant maturity Treasury rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Federal Home Loan Bank Cost of Funds index, tend to lag behind changes in market rate levels and tend to be somewhat less volatile. The degree of volatility in the market value of each Taxable Fund's portfolio and therefore in the net asset value of each Taxable Fund's shares will be a function of the length of the interest rate reset periods and the degree of volatility in the applicable indices.

     Fixed-Rate Mortgage Loans.  Generally, fixed-rate mortgage loans included
     -------------------------
in a mortgage pool (the "Fixed-Rate Mortgage Loans") will bear simple interest at fixed annual rates and have original terms to maturity ranging from 5 to 40 years. Fixed-Rate Mortgage Loans generally provide for monthly payments of principal and interest in substantially equal installments for the term of the mortgage note in sufficient amounts to fully amortize principal by maturity, although certain Fixed-Rate Mortgage Loans provide for a large final "balloon" payment upon maturity.

     Legal Considerations of Mortgage Loans.  The following is a discussion of
     --------------------------------------
certain legal and regulatory aspects of the mortgage loans in which the Taxable Funds may invest. These regulations may impair the ability of a mortgage lender to enforce its rights under the mortgage documents. These regulations may adversely affect the Funds' investments in Mortgage-Backed Securities (including those issued or guaranteed by the U.S. government, its agencies or instrumentalities) by delaying the Funds' receipt of payments derived from principal or interest on mortgage loans affected by such regulations.

1.   Foreclosure.  A foreclosure of a defaulted mortgage loan may be delayed due
     -----------
     to compliance with statutory notice or service of process provisions, difficulties in locating necessary parties or legal challenges to the mortgagee's right to foreclose. Depending upon market conditions, the ultimate proceeds of the sale of foreclosed property may not equal the amounts owed on the Mortgage-Backed Securities.

     Furthermore, courts in some cases have imposed general equitable principles upon foreclosure generally designed to relieve the borrower from the legal effect of default and have required lenders to undertake affirmative and expensive actions to determine the causes for the default and the likelihood of loan reinstatement.

2.   Rights of Redemption.  In some states, after foreclosure of a mortgage
     --------------------
     loan, the borrower and foreclosed junior lienors are given a statutory period in which to redeem the property, which right may diminish the mortgagee's ability to sell the property.

3.   Legislative Limitations.  In addition to anti-deficiency and related
     -----------------------
     legislation, numerous other federal and state statutory provisions, including the federal bankruptcy laws and state laws affording relief to debtors, may interfere with or affect the ability of a secured mortgage lender to enforce its security interest. For example, a bankruptcy court may grant the debtor a reasonable time to cure a default on a mortgage loan, including a payment default. The court in certain instances may also reduce the monthly payments due under such mortgage loan, change the rate of interest, reduce the principal balance of the loan to the then-current appraised value of the related mortgaged property, alter the mortgage loan repayment schedule and grant priority of certain liens over the lien of the mortgage loan. If a court relieves a borrower's obligation to repay amounts otherwise due on a mortgage loan, the mortgage loan servicer will not be required to advance such amounts, and any loss may be borne by the holders of securities backed by such loans. In addition, numerous federal and state consumer protection laws impose penalties for failure to comply with specific requirements in connection with origination and servicing of mortgage loans.

4.   "Due-on-Sale" Provisions.  Fixed-rate mortgage loans may contain a so-
     ------------------------
     called "due-on-sale" clause permitting acceleration of the maturity of the mortgage loan if the borrower transfers the property. The Garn-St. Germain Depository Institutions Act of 1982 sets forth nine specific instances in which no mortgage lender covered by that Act may exercise a "due-on-sale" clause upon a transfer of property. The inability to enforce a "due-on-sale" clause or the lack of such a clause in mortgage loan documents may result in a mortgage loan being assumed by a purchaser of the property that bears an interest rate below the current market rate.

5.   Usury Laws.  Some states prohibit charging interest on mortgage loans in
     ----------
     excess of statutory limits. If such limits are exceeded, substantial penalties may be incurred and, in some cases, enforceability of the obligation to pay principal and interest may be affected.

     Government Guaranteed Mortgage-Backed Securities.  There are several types
     ------------------------------------------------
of guaranteed Mortgage-Backed Securities currently available, including guaranteed mortgage pass-through certificates and multiple class securities, which include guaranteed Real Estate Mortgage Investment Conduit Certificates ("REMIC Certificates"), other collateralized mortgage obligations and stripped Mortgage-Backed Securities. The Taxable Funds are permitted to invest in other types of Mortgage-Backed Securities that may be available in the future to the extent consistent with their respective investment policies and objectives.

GUARANTEED MORTGAGE PASS-THROUGH SECURITIES

     Ginnie Mae Certificates.  Ginnie Mae is a wholly-owned corporate
     -----------------------
instrumentality of the United States. Ginnie Mae is authorized to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration ("FHA Loans"), or guaranteed by the Veterans Administration ("VA Loans"), or by pools of other eligible mortgage loans. In order to meet its obligations under any guarantee, Ginnie Mae is authorized to borrow from the United States Treasury in an unlimited amount.

     Fannie Mae Certificates.  Fannie Mae is a stockholder-owned corporation
     -----------------------
chartered under an act of the United States Congress. Each Fannie Mae Certificate is issued and guaranteed by Fannie Mae and represents an undivided interest in a pool of mortgage loans (a "Pool") formed by Fannie Mae. Each Pool consists of residential mortgage loans ("Mortgage Loans") either previously owned by Fannie Mae or purchased by it in connection with the formation of the Pool. The Mortgage Loans may be either conventional Mortgage Loans (i.e., not insured or guaranteed by any U.S. government agency) or Mortgage Loans that are either insured by the FHA or guaranteed by the VA. However, the Mortgage Loans in Fannie Mae Pools are primarily conventional Mortgage Loans. The lenders originating and servicing the Mortgage Loans are subject to certain eligibility requirements established by Fannie Mae.

     Fannie Mae has certain contractual responsibilities. With respect to each Pool, Fannie Mae is obligated to distribute scheduled monthly installments of principal and interest after Fannie Mae's servicing and guaranty fee, whether or not received, to Certificate holders. Fannie Mae also is obligated to distribute to holders of Certificates an amount equal to the full principal balance of any foreclosed Mortgage Loan, whether or not such principal balance is actually recovered. The obligations of Fannie Mae under its guaranty of the Fannie Mae Certificates are obligations solely of Fannie Mae.

     Freddie Mac Certificates.  The Federal Home Loan Corporation ("Freddie
     ------------------------
Mac") is a publicly held U.S. government sponsored enterprise. The principal activity of Freddie Mac currently is the purchase of first lien, conventional, residential mortgage loans and participation interests in such mortgage loans and their resale in the form of mortgage securities, primarily Freddie Mac Certificates. A Freddie Mac Certificate represents a pro rata interest in a group of mortgage loans or participation in mortgage loans (a "Freddie Mac Certificate group") purchased by Freddie Mac.

     Freddie Mac guarantees to each registered holder of a Freddie Mac Certificate the timely payment of interest at the rate provided for by such Freddie Mac Certificate (whether or not received on the underlying loans). Freddie Mac also guarantees to each registered Certificate holder ultimate collection of all principal of the related mortgage loans, without any offset or deduction, but does not, generally, guarantee the timely payment of scheduled principal. The obligations of Freddie Mac under its guaranty of Freddie Mac Certificates are obligations solely of Freddie Mac.

     The mortgage loans underlying the Freddie Mac and Fannie Mae Certificates consist of adjustable rate or fixed-rate mortgage loans with original terms to maturity of between five and thirty years. Substantially all of these mortgage loans are secured by first liens on one-to-four-family residential properties or multi-family projects. Each mortgage loan must meet the applicable standards set forth in the law creating Freddie Mac or Fannie Mae. A Freddie Mac Certificate group may include whole loans, participation interests in whole loans, undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.

     Conventional Mortgage Loans.  The conventional mortgage loans underlying
     ---------------------------
the Freddie Mac and Fannie Mae Certificates consist of adjustable rate or fixed-rate mortgage loans with original terms to maturity of between five and thirty years. Substantially all of these mortgage loans are secured by first liens on one- to four-family residential properties or multi-family projects. Each mortgage loan must meet the applicable standards set forth in the law creating Freddie Mac or Fannie Mae. A Freddie Mac Certificate group may include whole loans, participation interests in whole loans, undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.

     Mortgage Pass-Through Securities.  The Taxable Funds may invest in both
     --------------------------------
government guaranteed and privately issued mortgage pass-through securities ("Mortgage Pass-Throughs"), that are fixed or adjustable rate Mortgage-Backed Securities which provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees or other amounts paid to any guarantor, administrator and/or servicer of the underlying mortgage loans.

     The following discussion describes only a few of the wide variety of structures of Mortgage Pass-Throughs that are available or may be issued.

     Description of Certificates.  Mortgage Pass-Throughs may be issued in one
     ---------------------------
or more classes of senior certificates and one or more classes of subordinate certificates. Each such class may bear a different pass-through rate. Generally, each certificate will evidence the specified interest of the holder thereof in the payments of principal or interest or both in respect of the mortgage pool comprising part of the trust fund for such certificates.

     Any class of certificates may also be divided into subclasses entitled to varying amounts of principal and interest. If a REMIC election has been made, certificates of such subclasses may be entitled to payments on the basis of a stated principal balance and stated interest rate, and payments among different subclasses may be made on a sequential, concurrent, pro rata or disproportionate
                                                    --- ----
basis, or any combination thereof. The stated interest rate on any such subclass of certificates may be a fixed rate or one which varies in direct or inverse relationship to an objective interest index.

     Generally, each registered holder of a certificate will be entitled to receive its pro rata share of monthly distributions of all or a portion of
            --- ----
principal of the underlying mortgage loans or of interest on the principal balances thereof, which accrues at the applicable mortgage pass-through rate, or both. The difference between the mortgage interest rate and the related mortgage pass-through rate (less the amount, if any, of retained yield) with respect to each mortgage loan will generally be paid to the servicer as a servicing fee. Since certain adjustable rate mortgage loans included in a mortgage pool may provide for deferred interest (i.e., negative amortization), the amount of interest actually paid by a mortgagor in any month may be less than the amount of interest accrued on the outstanding principal balance of the related mortgage loan during the relevant period at the applicable mortgage interest rate. In such event, the amount of interest that is treated as deferred interest will be added to the principal balance of the related mortgage loan and will be distributed pro rata to certificate-holders as principal of
                             --- ----
such mortgage loan when paid by the mortgagor in subsequent monthly payments or at maturity.

     Multiple Class Mortgage-Backed Securities and Collateralized Mortgage
     ---------------------------------------------------------------------
Obligations.  Each Taxable Fund may invest in multiple class securities
-----------
including collateralized mortgage obligations ("CMOs") and REMIC Certificates. These securities may be issued by U.S. government agencies and instrumentalities such as Fannie Mae or sponsored enterprises such as Freddie Mac or, in the case of Core Fixed Income, Global and Government Income Funds, by trusts formed by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class Mortgage-Backed Securities represent direct ownership interests in, a pool of mortgage loans or Mortgage-Backed Securities the payments on which are used to make payments on the CMOs or multiple class Mortgage-Backed Securities.

     Fannie Mae REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by Fannie Mae. In addition, Fannie Mae will be obligated to distribute the principal balance of each class of REMIC Certificates in full, whether or not sufficient funds are otherwise available.

     Freddie Mac guarantees the timely payment of interest on Freddie Mac REMIC Certificates and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates ("PCs"). PCs represent undivided interests in specified level payment, residential mortgages or participations therein purchased by Freddie Mac and placed in a PC pool. With respect to principal payments on PCs, Freddie Mac generally guarantees ultimate collection of all principal of the related mortgage loans without offset or deduction. Freddie Mac also guarantees timely payment of principal of certain PCs.

     CMOs and guaranteed REMIC Certificates issued by Fannie Mae and Freddie Mac are types of multiple class Mortgage-Backed Securities. Investors may purchase beneficial interests in REMICs, which are known as "regular" interests or "residual" interests. The Funds do not intend to purchase residual interests in REMICs. The REMIC Certificates represent beneficial ownership interests in a REMIC trust, generally consisting of mortgage loans or Fannie Mae, Freddie Mac or Ginnie Mae guaranteed Mortgage-Backed Securities (the "Mortgage Assets").
The obligations of Fannie Mae or Freddie Mac under their respective guaranty of the REMIC Certificates are obligations solely of Fannie Mae or Freddie Mac, respectively.

     CMOs and REMIC Certificates are issued in multiple classes. Each class of CMOs or REMIC Certificates, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the Mortgage Loans or the Mortgage Assets underlying the CMOs or REMIC Certificates may cause some or all of the classes of CMOs or REMIC Certificates to be retired substantially earlier than their final distribution dates. Generally, interest is paid or accrues on all classes of CMOs or REMIC Certificates on a monthly basis.

     The principal of and interest on the Mortgage Assets may be allocated among the several classes of CMOs or REMIC Certificates in various ways. In certain structures (known as "sequential pay" CMOs or REMIC Certificates), payments of principal, including any principal prepayments, on the Mortgage Assets generally are applied to the classes of CMOs or REMIC Certificates in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs or REMIC Certificates until all other classes having an earlier final distribution date have been paid in full.

     Additional structures of CMOs and REMIC Certificates include, among others, "parallel pay" CMOs and REMIC Certificates. Parallel pay CMOs or REMIC Certificates are those which are structured to apply principal payments and prepayments of the Mortgage Assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.

     A wide variety of REMIC Certificates may be issued in parallel pay or sequential pay structures. These securities include accrual certificates (also known as "Z-Bonds"), which only accrue interest at a specified rate until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security, and planned amortization class ("PAC") certificates, which are parallel pay REMIC Certificates that generally require that specified amounts of principal be applied on each payment date to one or more classes or REMIC Certificates (the "PAC Certificates"), even though all other principal payments and prepayments of the Mortgage Assets are then required to be applied to one or more other classes of the Certificates. The scheduled principal payments for the PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created that absorb most of the volatility in the underlying Mortgage Assets. These tranches tend to have market prices and yields that are much more volatile than other PAC classes.

     Stripped Mortgage-Backed Securities.  The Taxable Funds may invest in
     -----------------------------------
Stripped Mortgage-Backed Securities ("SMBS"), which are derivative multiclass mortgage securities, issued or guaranteed by the U.S. government, its agencies or instrumentalities. Core Fixed Income, Government Income Fund and Global Income Fund may also invest in privately-issued SMBS. Although the market for such securities is increasingly liquid, privately-issued SMBS may not be readily marketable and will be considered illiquid for purposes of each Fund's limitation on investments in illiquid securities. The Investment Adviser may determine that SMBS which are U.S. Government Securities are liquid for purposes of each Fund's limitation on investments in illiquid securities. The market value of the class consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest from Mortgage Assets are generally higher than prevailing market yields on other Mortgage-Backed Securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped. A Fund's investment in SMBS may require the Fund to sell certain of its portfolio securities to generate sufficient cash to satisfy certain income distribution requirements.

PRIVATELY ISSUED MORTGAGE-BACKED SECURITIES

     Privately issued Mortgage-Backed Securities are generally backed by pools of conventional (i.e., non-government guaranteed or insured) mortgage loans.

     Ratings.  The ratings assigned by a rating organization to Mortgage Pass-
     -------
Throughs address the likelihood of the receipt of all distributions on the underlying mortgage loans by the related certificate-holders under the agreements pursuant to which such certificates are issued. A rating organization's ratings take into consideration the credit quality of the related mortgage pool, including any credit support providers, structural and legal aspects associated with such certificates, and the extent to which the payment stream on such mortgage pool is adequate to make payments required by such certificates. A rating organization's ratings on such certificates do not, however, constitute a statement regarding frequency of prepayments on the related mortgage loans. In addition, the rating assigned by a rating organization to a certificate does not address the remote possibility that, in the event of the insolvency of the issuer of certificates where a subordinated interest was retained, the issuance and sale of the senior certificates may be recharacterized as a financing and, as a result of such recharacterization, payments on such certificates may be affected.

     Credit Enhancement.  Credit support falls generally into two categories:
     ------------------
(i) liquidity protection and (ii) protection against losses resulting from default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pools of mortgages, the provision of a reserve fund, or a combination thereof, to ensure, subject to certain limitations, that scheduled payments on the underlying pool are made in a timely fashion. Protection against losses resulting from default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. Such credit support can be provided by, among other things, payment guarantees, letters of credit, pool insurance, subordination, or any combination thereof.

     Subordination; Shifting of Interest; Reserve Fund.  In order to achieve
     -------------------------------------------------
ratings on one or more classes of Mortgage Pass-Throughs, one or more classes of certificates may be subordinate certificates which provide that the rights of the subordinate certificate-holders to receive any or a specified portion of distributions with respect to the underlying mortgage loans may be subordinated to the rights of the senior certificate-holders. If so structured, the subordination feature may be enhanced by distributing to the senior certificate-holders on certain distribution dates, as payment of principal, a specified percentage (which generally declines over time) of all principal payments received during the preceding prepayment period ("shifting interest credit enhancement"). This will have the effect of accelerating the amortization of the senior certificates while increasing the interest in the trust fund evidenced by the subordinate certificates. Increasing the interest of the subordinate certificates relative to that of the senior certificates is intended to preserve the availability of the subordination provided by the subordinate certificates. In addition, because the senior certificate-holders in a shifting interest credit enhancement structure are entitled to receive a percentage of principal prepayments which is greater than their proportionate interest in the trust fund, the rate of principal prepayments on the mortgage loans will have an even greater effect on the rate of principal payments and the amount of interest payments on, and the yield to maturity of, the senior certificates.

     In addition to providing for a preferential right of the senior certificate-holders to receive current distributions from the mortgage pool, a reserve fund may be established relating to such certificates (the "Reserve Fund"). The Reserve Fund may be created with an initial cash deposit by the originator or servicer and augmented by the retention of distributions otherwise available to the subordinate certificate-holders or by excess servicing fees until the Reserve Fund reaches a specified amount.

     The subordination feature, and any Reserve Fund, are intended to enhance the likelihood of timely receipt by senior certificate-holders of the full amount of scheduled monthly payments of principal and interest due to them and will protect the senior certificate-holders against certain losses; however, in certain circumstances the Reserve Fund could be depleted and temporary shortfalls could result. In the event that the Reserve Fund is depleted before the subordinated amount is reduced to zero, senior certificate-holders will nevertheless have a preferential right to receive current distributions from the mortgage pool to the extent of the then outstanding subordinated amount. Unless otherwise specified, until the subordinated amount is reduced to zero, on any distribution date any amount otherwise distributable to the subordinate certificates or, to the extent specified, in the Reserve Fund will generally be used to offset the amount of any losses realized with respect to the mortgage loans ("Realized Losses"). Realized Losses remaining after application of such amounts will generally be applied to reduce the ownership interest of the subordinate certificates in the mortgage pool. If the subordinated amount has been reduced to zero, Realized Losses generally will be allocated pro rata among
                                                                  --- ----
all certificate-holders in proportion to their respective outstanding interests in the mortgage pool.

     Alternative Credit Enhancement.  As an alternative, or in addition to the
     ------------------------------
credit enhancement afforded by subordination, credit enhancement for Mortgage Pass-Throughs may be provided by mortgage insurance, hazard insurance, by the deposit of cash, certificates of deposit, letters of credit, a limited guaranty or by such other methods as are acceptable to a rating agency. In certain circumstances, such as where credit enhancement is provided by guarantees or a letter of credit, the security is subject to credit risk because of its exposure to an external credit enhancement provider.

     Voluntary Advances.  Generally, in the event of delinquencies in payments
     ------------------
on the mortgage loans underlying the Mortgage Pass-Throughs, the servicer agrees to make advances of cash for the benefit of certificate-holders, but only to the extent that it determines such voluntary advances will be recoverable from future payments and collections on the mortgage loans or otherwise.

     Optional Termination.  Generally, the servicer may, at its option with
     --------------------
respect to any certificates, repurchase all of the underlying mortgage loans remaining outstanding at such time as the aggregate outstanding principal balance of such mortgage loans is less than a specified percentage (generally 5-10%) of the aggregate outstanding principal balance of the mortgage loans as of the cut-off date specified with respect to such series.

ASSET-BACKED SECURITIES

     Asset-backed securities represent participation in, or are secured by and payable from, assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (credit card) agreements and other categories of receivables. Such assets are securitized through the use of trusts and special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation, or other credit enhancements may be present.

     Core Fixed Income, Government Income, High Yield and Global Income Funds may invest in asset-backed securities. Such securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. Accordingly, a Fund's ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. To the extent that a Fund invests in asset-backed securities, the values of such Fund's portfolio securities will vary with changes in market interest rates generally and the differentials in yields among various kinds of asset-backed securities.

     Asset-backed securities present certain additional risks that are not presented by Mortgage-Backed Securities because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to Mortgage Assets. Credit card receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set-off certain amounts owed on the credit cards, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles rather than residential real property. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations.
If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities.

LOAN PARTICIPATIONS

     The High Yield Fund may invest in loan participations. Such loans must be to issuers in whose obligations the High Yield Fund may invest. A loan participation is an interest in a loan to a U.S. or foreign company or other borrower which is administered and sold by a financial intermediary. In a typical corporate loan syndication, a number of lenders, usually banks (co-lenders), lend a corporate borrower a specified sum pursuant to the terms and conditions of a loan agreement. One of the co-lenders usually agrees to act as the agent bank with respect to the loan.

     Participation interests acquired by the High Yield Fund may take the form of a direct or co-lending relationship with the corporate borrower, an assignment of an interest in the loan by a co-lender or another participant, or a participation in the seller's share of the loan. When the High Yield Fund acts as co-lender in connection with a participation interest or when the High Yield Fund acquires certain participation interests, the High Yield Fund will have direct recourse against the borrower if the borrower fails to pay scheduled principal and interest. In cases where the High Yield Fund lacks direct recourse, it will look to the agent bank to enforce appropriate credit remedies against the borrower. In these cases, the High Yield Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation (such as commercial paper) of such borrower. For example, in the event of the bankruptcy or insolvency of the corporate borrower, a loan participation may be subject to certain defenses by the borrower as a result of improper conduct by the agent bank. Moreover, under the terms of the loan participation, the High Yield Fund may be regarded as a creditor of the agent bank (rather than of the underlying corporate borrower), so that the High Yield Fund may also be subject to the risk that the agent bank may become insolvent. The secondary market, if any, for these loan participations is limited and any loan participations purchased by the High Yield Fund will be regarded as illiquid.

     For purposes of certain investment limitations pertaining to diversification of the High Yield Fund's portfolio investments, the issuer of a loan participation will be the underlying borrower. However, in cases where the High Yield Fund does not have recourse directly against the borrower, both the borrower and each agent bank and co-lender interposed between the High Yield Fund and the borrower will be deemed issuers of a loan participation.

STRUCTURED SECURITIES

     The Core Fixed Income, Global Income and High Yield Funds may invest in structured securities. The value of the principal of and/or interest on such securities is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the "Reference") or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, result in the loss of a Fund's investment. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference. Consequently, structured securities may entail a greater degree of market risk than other types of fixed-income securities. Structured securities may also be more volatile, less liquid and more difficult to accurately price than less complex securities.

ZERO COUPON, DEFERRED INTEREST, PAY-IN-KIND AND CAPITAL  APPRECIATION BONDS

     Each Fund may invest in zero coupon bonds, deferred interest and capital appreciation bonds and pay-in-kind ("PIK") securities. Zero coupon, deferred interest and capital appreciation bonds are debt securities issued or sold at a discount from their face value and which do not entitle the holder to any periodic payment of interest prior to maturity or a specified date. The original issue discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. These securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves or receipts or certificates representing interests in such stripped debt obligations or coupons. The market prices of zero coupon, deferred interest, capital appreciation bonds and PIK securities generally are more volatile than the market prices of interest bearing securities and are likely to respond to a greater degree to changes in interest rates than interest bearing securities having similar maturities and credit quality.

     PIK securities may be debt obligations or preferred shares that provide the issuer with the option of paying interest or dividends on such obligations in cash or in the form of additional securities rather than cash. Similar to zero coupon bonds and deferred interest bonds, PIK securities are designed to give an issuer flexibility in managing cash flow. PIK securities that are debt securities can either be senior or subordinated debt and generally trade flat (i.e., without accrued interest). The trading price of PIK debt securities generally reflects the market value of the underlying debt plus an amount representing accrued interest since the last interest payment.

     Zero coupon, deferred interest, capital appreciation and PIK securities involve the additional risk that, unlike securities that periodically pay interest to maturity, a Fund will realize no cash until a specified future payment date unless a portion of such securities is sold and, if the issuer of such securities defaults, a Fund may obtain no return at all on its investment. In addition, even though such securities do not provide for the payment of current interest in cash, the Funds are nonetheless required to accrue income on such investments for each taxable year and generally are required to distribute such accrued amounts (net of deductible expenses, if any) to avoid being subject to tax. Because no cash is generally received at the time of the accrual, a Fund may be required to liquidate other portfolio securities to obtain sufficient cash to satisfy federal tax distribution requirements applicable to the Fund. A portion of the discount with respect to stripped tax-exempt securities or their coupons may be taxable. See "Taxation."

Variable and Floating Rate Securities

     The interest rates payable on certain securities in which each Fund may invest are not fixed and may fluctuate based upon changes in market rates. A variable rate obligation has an interest rate which is adjusted at predesignated periods in response to changes in the market rate of interest on which the interest rate is based. Variable and floating rate obligations are less effective than fixed rate instruments at locking in a particular yield. Nevertheless, such obligations may fluctuate in value in response to interest rate changes if there is a delay between changes in market interest rates and the interest reset date for the obligation. The absence of an unconditional demand feature on variable and floating rate municipal securities exercisable within seven days would, and the failure of the issuer or a third party to honor its obligations under a demand or put feature might, require a variable or floating rate obligation to be treated as illiquid for purposes of the Tax Exempt Funds' limitation on illiquid investments.

     Each Fund may invest in "leveraged" inverse floating rate debt instruments ("inverse floaters"), including "leveraged inverse floaters." The interest rate on inverse floaters resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the volatility of its market value. Accordingly, the duration of an inverse floater may exceed its stated final maturity. Certain inverse floaters may be deemed to be illiquid securities for purposes of each Fund's limitation on illiquid investments.


PREFERRED STOCK, WARRANTS AND RIGHTS

     The High Yield Fund may invest in preferred stock, warrants and rights. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer's earnings and assets before common stock owners but after bond owners. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default (such as a covenant default or filing of a bankruptcy petition) or other non-compliance by the issuer with the terms of the preferred stock. Often, however, on the occurrence of any such event of default or non-compliance by the issuer, preferred stockholders will be entitled to gain representation on the issuer's board of directors or increase their existing board representation. In addition, preferred stockholders may be granted voting rights with respect to certain issues on the occurrence of any event of default.

     Warrants and other rights are options to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant. The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

CORPORATE DEBT OBLIGATIONS

     Core Fixed Income, Global Income, Government Income and High Yield Funds may invest in corporate debt obligations, including obligations of industrial, utility and financial issuers. Corporate debt obligations are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity.

     Fixed income securities rated BBB or Baa are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken their issuers' capacity to pay interest and repay principal. Medium to lower rated and comparable non-rated securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. Since medium to lower rated securities generally involve greater risks of loss of income and principal than higher rated securities, investors should consider carefully the relative risks associated with investment in securities which carry medium to lower ratings and in comparable unrated securities. In addition to the risk of default, there are the related costs of recovery on defaulted issues. The Funds' Investment Advisers will attempt to reduce these risks through portfolio diversification and by analysis of each issuer and its ability to make timely payments of income and principal, as well as broad economic trends and corporate developments.

     TRUST PREFERREDS.  The Government Income, Core Fixed Income, Global Income
     ----------------
and High Yield Funds may invest in trust preferred securities. A trust preferred or capital security is a long dated bond (for example 30 years) with preferred features. The preferred features are that payment of interest can be deferred for a specified period without initiating a default event. From a bondholder's viewpoint, the securities are senior in claim to standard preferred but are junior to other bondholders. From the issuer's viewpoint, the securities are attractive because their interest is deductible for tax purposes like other types of debt instruments.


     HIGH YIELD SECURITIES.  Bonds rated BB or below by Standard & Poor's
     ---------------------
Ratings Group ("Standard & Poor's") or Ba or below by Moody's Investor Service, Inc. ("Moody's") (or comparable rated and unrated securities) are commonly referred to as "junk bonds" and are considered speculative, and the ability of their issuers to make principal and interest payments may be questionable. In some cases, such bonds may be highly speculative, have poor prospects for reaching investment grade standing and be in default. As a result, investment in such bonds will entail greater risks than those associated with investment grade bonds (i.e., bonds rated AAA, AA, A or BBB by Standard and Poor's or Aaa, Aa, A or Baa by Moody's). Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities, and the ability of a Fund to achieve its investment objective may, to the extent of its investments in high yield securities, be more dependent upon such creditworthiness analysis than would be the case if the Fund were investing in higher quality securities. See Appendix B for a description of the corporate bond and preferred stock ratings by Standard & Poor's, Moody's, Fitch IBCA, Inc. and Duff & Phelps.

     The amount of high yield, fixed-income securities proliferated in the 1980s and early 1990s as a result of increased merger and acquisition and leveraged buyout activity. Such securities are also issued by less-established corporations desiring to expand. Risks associated with acquiring the securities of such issuers generally are greater than is the case with higher rated securities because such issuers are often less creditworthy companies or are highly leveraged and generally less able than more established or less leveraged entities to make scheduled payments of principal and interest.

     The market values of high yield, fixed-income securities tends to reflect those individual corporate developments to a greater extent than do those of higher rated securities, which react primarily to fluctuations in the general level of interest rates. Issuers of such high yield securities may not be able to make use of more traditional methods of financing and their ability to service debt obligations may be more adversely affected than issuers of higher rated securities by economic downturns, specific corporate developments or the issuers' inability to meet specific projected business forecasts. These non-investment grade securities also tend to be more sensitive to economic conditions than higher-rated securities. Negative publicity about the junk bond market and investor perceptions regarding lower-rated securities, whether or not based on fundamental analysis, may depress the prices for such securities.

     Since investors generally perceive that there are greater risks associated with non-investment grade securities of the type in which High Yield Fund invests, the yields and prices of such securities may tend to fluctuate more than those for higher-rated securities. In the lower quality segments of the fixed-income securities market, changes in perceptions of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the fixed-income securities market, resulting in greater yield and price volatility.

     Another factor which causes fluctuations in the prices of fixed-income securities is the supply and demand for similarly rated securities. In addition, the prices of fixed-income securities fluctuate in response to the general level of interest rates. Fluctuations in the prices of portfolio securities subsequent to their acquisition will not affect cash income from such securities but will be reflected in the High Yield Fund's net asset value.

     The risk of loss from default for the holders of high yield, fixed-income securities is significantly greater than is the case for holders of other debt securities because such high yield Fixed-Income securities are generally unsecured and are often subordinated to the rights of other creditors of the issuers of such securities. Investment by the High Yield Fund in already defaulted securities poses an additional risk of loss should nonpayment of principal and interest continue in respect of such securities. Even if such securities are held to maturity, recovery by the High Yield Fund of its initial investment and any anticipated income or appreciation is uncertain. The High Yield Fund may be required to liquidate other portfolio securities to satisfy the High Yield Fund's annual distribution obligations in respect of accrued interest income on securities which are subsequently written off, even though the High Yield Fund has not received any cash payments of such interest. The Investment Adviser employs its own credit research and analysis, which includes a study of existing debt, capital structure, ability to service debt and to pay dividends, the issuer's sensitivity to economic conditions, its operating history and the current trend of earnings. The Investment Adviser continually monitors the investments in a Fund's portfolio and evaluates whether to dispose of or to retain non-investment grade and comparable unrated securities whose credit ratings or credit quality may have changed.

     The secondary market for high yield, fixed-income securities is concentrated in relatively few markets and is dominated by institutional investors, including mutual funds, insurance companies and other financial institutions. Accordingly, the secondary market for such securities is not as liquid as and is more volatile than the secondary market for higher-rated securities. In addition, the trading volume for high-yield, fixed-income securities is generally lower than that of higher rated securities and the secondary market for high yield, fixed-income securities could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on the High Yield Fund's ability to dispose of particular portfolio investments. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the High Yield Fund's net asset value. A less liquid secondary market also may make it more difficult for the High Yield Fund to obtain precise valuations of the high yield securities in its portfolio.

     Certain proposed and recently enacted federal laws could adversely affect the secondary market for high yield securities and the financial condition of issuers of these securities. The form of proposed legislation and the probability of such legislation being enacted is uncertain.

     Non-investment grade or high-yield, fixed-income securities also present risks based on payment expectations. High yield, fixed-income securities frequently contain "call" or buy-back features which permit the issuer to call or repurchase the security from its holder. If an issuer exercises such a "call option" and redeems the security, the High Yield Fund may have to replace such security with a lower-yielding security, resulting in a decreased return for investors. In addition, if the High Yield Fund experiences unexpected net redemptions of the High Yield Fund's shares, it may be forced to sell its higher-rated securities, resulting in a decline in the overall credit quality of the High Yield Fund's portfolio and increasing the exposure of the High Yield Fund to the risks of high yield securities. The High Yield Fund may also incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on a portfolio security.

     Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of non-investment grade securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the conditions of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality. Investments in non-investment grade and comparable unrated obligations will be more dependent on the Investment Adviser's credit analysis than would be the case with investments in investment-grade debt obligations. The Investment Adviser employs its own credit research and analysis, which includes a study of existing debt, capital structure, ability to service debt and to pay dividends, the issuer's sensitivity to economic conditions, its operating history and the current trend of earnings. The Investment Adviser continually monitors the investments in the High Yield Fund's portfolio and evaluates whether to dispose of or to retain non-investment grade and comparable unrated securities whose credit ratings or credit quality may have changed.


BANK OBLIGATIONS

     Government Income, Global Income, High Yield and Core Fixed Income Funds may each invest in obligations issued or guaranteed by United States and foreign banks (Government Income Fund may only invest in U.S. dollar denominated securities). Bank obligations, including without limitation time deposits, bankers' acceptances and certificates of deposit, may be general obligations of the parent bank or may be obligations only of the issuing branch pursuant to the terms of the specific obligations or government regulation.

     Banks are subject to extensive governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. Foreign banks are subject to different regulations and are generally permitted to engage in a wider variety of activities than U.S. banks. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operations of this industry.

Municipal Securities

     Core Fixed Income, Municipal Income, High Yield and Short Duration Tax-Free Funds may invest in bonds, notes, commercial paper and other instruments issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies or instrumentalities ("Municipal Securities"), the interest on which is exempt from regular federal income tax (i.e., excluded from gross income for federal income tax purposes but not necessarily exempt from the federal alternative minimum tax or from the income taxes of any state or local government). In addition, Municipal Securities include participation interests in such securities the interest on which is, in the opinion of bond counsel or counsel selected by the Investment Adviser, excluded from gross income for federal income tax purposes. The Core Fixed Income, Municipal Income, High Yield and Short Duration Tax-Free Funds may revise their definition of Municipal Securities in the future to include other types of securities that currently exist, the interest on which is or will be, in the opinion of such counsel, excluded from gross income for federal income tax purposes, provided that investing in such securities is consistent with each Fund's investment objective and policies.

     Municipal Securities are often issued to obtain funds for various public purposes including refunding outstanding obligations, obtaining funds for general operating expenses, and obtaining funds to lend to other public institutions and facilities. Municipal Securities also include certain "private activity bonds" or industrial development bonds, which are issued by or on behalf of public authorities to provide financing aid to acquire sites or construct or equip facilities within a municipality for privately or publicly owned corporations.

     The two principal classifications of Municipal Securities are "general obligations" and "revenue obligations." General obligations are secured by the issuer's pledge of its full faith and credit for the payment of principal and interest, although the characteristics and enforcement of general obligations may vary according to the law applicable to the particular issuer. Revenue obligations, which include, but are not limited to, private activity bonds, resource recovery bonds, certificates of participation and certain municipal notes, are not backed by the credit and taxing authority of the issuer, and are payable solely from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Nevertheless, the obligations of the issuer of a revenue obligation may be backed by a letter of credit, guarantee or insurance. General obligations and revenue obligations may be issued in a variety of forms, including commercial paper, fixed, variable and floating rate securities, tender option bonds, auction rate bonds and zero coupon bonds, deferred interest bonds and capital appreciation bonds.

     In addition to general obligations and revenue obligations, there is a variety of hybrid and special types of Municipal Securities. There are also numerous differences in the security of Municipal Securities both within and between these two principal classifications.

     For the purpose of applying a Fund's investment restrictions, the identification of the issuer of a Municipal Security which is not a general obligation is made by the Investment Adviser based on the characteristics of the Municipal Security, the most important of which is the source of funds for the payment of principal and interest on such securities.

     An entire issue of Municipal Securities may be purchased by one or a small number of institutional investors such as Short Duration Tax-Free, Municipal Income, High Yield and Core Fixed Income Funds. Thus, the issue may not be said to be publicly offered. Unlike some securities that are not publicly offered, a secondary market exists for many Municipal Securities that were not publicly offered initially and such securities may be readily marketable.

     The credit rating assigned to Municipal Securities may reflect the existence of guarantees, letters of credit or other credit enhancement features available to the issuers or holders of such Municipal Securities.

     The obligations of the issuer to pay the principal of and interest on a Municipal Security are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act, and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest or imposing other constraints upon the enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of the issuer to pay when due principal of or interest on a Municipal Security may be materially affected.

     While the Municipal Income Fund and Short Duration Tax-Free Fund, under normal market conditions, invest substantially all of their assets in Municipal Securities, the recognition of certain accrued market discount income (if the Funds acquire Municipal Securities or other obligations at a market discount), income from investments other than Municipal Securities and any capital gains generated from the disposition of investments, will result in taxable income. In addition to federal income tax, shareholders may be subject to state, local or foreign taxes on distributions of such income received from the Funds.

     MUNICIPAL LEASES, CERTIFICATES OF PARTICIPATION AND OTHER  PARTICIPATION
     ------------------------------------------------------------------------
INTERESTS.  The Core Fixed Income, High Yield, Municipal Income, and Short-
---------
Duration Tax-Free Funds may invest in municipal leases, certificates of participation and other participation interests. A municipal lease is an obligation in the form of a lease or installment purchase which is issued by a state or local government to acquire equipment and facilities. Income from such obligations is generally exempt from state and local taxes in the state of issuance. Municipal leases frequently involve special risks not normally associated with general obligations or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and result in a delay in recovering or the failure to fully recover a Fund's original investment. To the extent that a Fund invests in unrated municipal leases or participates in such leases, the credit quality rating and risk of cancellation of such unrated leases will be monitored on an ongoing basis.

     Certificates of participation represent undivided interests in municipal leases, installment purchase agreements or other instruments. The certificates are typically issued by a trust or other entity which has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements.

     Certain municipal lease obligations and certificates of participation may be deemed to be illiquid for the purpose of the Funds' limitation on investments in illiquid securities. Other municipal lease obligations and certificates of participation acquired by a Fund may be determined by the Investment Adviser, pursuant to guidelines adopted by the Trustees of the Trust, to be liquid securities for the purpose of such limitation. In determining the liquidity of municipal lease obligations and certificates of participation, the Investment Adviser will consider a variety of factors including: (1) the willingness of dealers to bid for the security; (2) the number of dealers willing to purchase or sell the obligation and the number of other potential buyers; (3) the frequency of trades or quotes for the obligation; and (4) the nature of the marketplace trades. In addition, the Investment Adviser will consider factors unique to particular lease obligations and certificates of participation affecting the marketability thereof. These include the general creditworthiness of the issuer, the importance to the issuer of the property covered by the lease and the likelihood that the marketability of the obligation will be maintained throughout the time the obligation is held by a Fund.

     The Core Fixed Income, High Yield, Municipal Income and Short Duration Tax-Free Funds may purchase participations in Municipal Securities held by a commercial bank or other financial institution. Such participations provide a Fund with the right to a pro rata undivided interest in the underlying Municipal Securities. In addition, such participations generally provide a Fund with the right to demand payment, on not more than seven days' notice, of all or any part of such Fund's participation interest in the underlying Municipal Security, plus accrued interest. A Fund will only invest in such participations if, in the opinion of bond counsel, counsel for the issuers of such participations or counsel selected by the Investment Adviser, the interest from such participations is exempt from regular federal income tax.

     MUNICIPAL NOTES.  Municipal Securities in the form of notes generally are
     ---------------
used to provide for short-term capital needs, in anticipation of an issuer's receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes and construction loan notes. Tax anticipation notes are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs. Bond anticipation notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the notes. Tax and revenue anticipation notes combine the funding sources of both tax anticipation notes and revenue anticipation notes. Construction Loan Notes are sold to provide construction financing. These notes are secured by mortgage notes insured by the FHA; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The obligations of an issuer of municipal notes are generally secured by the anticipated revenues from taxes, grants or bond financing. An investment in such instruments, however, presents a risk that the anticipated revenues will not be received or that such revenues will be insufficient to satisfy the issuer's payment obligations under the notes or that refinancing will be otherwise unavailable.

     TAX-EXEMPT COMMERCIAL PAPER.  Issues of commercial paper typically
     ---------------------------
represent short-term, unsecured, negotiable promissory notes. These obligations are issued by state and local governments and their agencies to finance working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases, tax-exempt commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.

     PRE-REFUNDED MUNICIPAL SECURITIES.  The principal of and interest on pre-
     ---------------------------------
refunded Municipal Securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. Government Securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded Municipal Securities. Issuers of Municipal Securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded Municipal Securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded Municipal Securities remain outstanding on their original terms until they mature or are redeemed by the issuer. Pre-refunded Municipal Securities are usually purchased at a price which represents a premium over their face value.

     PRIVATE ACTIVITY BONDS.  Short Duration Tax-Free, Municipal Income, High
     ----------------------
Yield, and Core Fixed Income may each invest in certain types of Municipal Securities, generally referred to as industrial development bonds (and referred to under current tax law as private activity bonds), which are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of industrial development bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute Municipal Securities, although the current federal tax laws place substantial limitations on the size of such issues. A Tax Exempt Fund's distributions of its interest income from private activity bonds may subject certain investors to the federal alternative minimum tax whereas Core Fixed Income's distributions of any tax-exempt interest it receives from any source will be taxable for regular federal income tax purposes.

     TENDER OPTION BONDS.  A tender option bond is a Municipal Security
     -------------------
(generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term, tax-exempt rates. The bond is typically issued with the agreement of a third party, such as a bank, broker-dealer or other financial institution, which grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the bond's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. However, an institution will not be obligated to accept tendered bonds in the event of certain defaults or a significant downgrade in the credit rating assigned to the issuer of the bond. The liquidity of a tender option bond is a function of the credit quality of both the bond issuer and the financial institution providing liquidity. Tender option bonds are deemed to be liquid unless, in the opinion of the Investment Adviser, the credit quality of the bond issuer and the financial institution is deemed, in light of the Fund's credit quality requirements, to be inadequate and the bond would not otherwise be readily marketable. The Tax Exempt Funds intend to invest in tender option bonds the interest on which will, in the opinion of bond counsel, counsel for the issuer of interests therein or counsel selected by the Investment Adviser, be exempt from regular federal income tax. However, because there can be no assurance that the Internal Revenue Service (the "Service") will agree with such counsel's opinion in any particular case, there is a risk that a Tax Exempt Fund will not be considered the owner of such tender option bonds and thus will not be entitled to treat such interest as exempt from such tax. Additionally, the federal income tax treatment of certain other aspects of these investments, including the proper tax treatment of tender option bonds and the associated fees in relation to various regulated investment company tax provisions is unclear. The Tax Exempt Funds intend to manage their portfolio in a manner designed to eliminate or minimize any adverse impact from the tax rules applicable to these investments.

     AUCTION RATE SECURITIES.  The Core Fixed Income, High Yield, Municipal
     -----------------------
Income and Short Duration Tax-Free Funds may invest in auction rate securities. Auction rate securities consist of auction rate Municipal Securities and auction rate preferred securities issued by closed-end investment companies that invest primarily in Municipal Securities (collectively, "auction rate securities"). Provided that the auction mechanism is successful, auction rate securities usually permit the holder to sell the securities in an auction at par value at specified intervals. The dividend is reset by "Dutch" auction in which bids are made by broker-dealers and other institutions for a certain amount of securities at a specified minimum yield. The dividend rate set by the auction is the lowest interest or dividend rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is some risk that an auction will fail due to insufficient demand for the securities. A Fund will take the time remaining until the next scheduled auction date into account for purpose of determining the securities' duration.

     Dividends on auction rate preferred securities issued by a closed-end fund may be designated as exempt from federal income tax to the extent they are attributable to exempt income earned by the fund on the securities in its portfolio and distributed to holders of the preferred securities, provided that the preferred securities are treated as equity securities for federal income tax purposes and the closed-end fund complies with certain tests under the Code.

     A Fund's investments in auction rate securities of closed-end funds are subject to the limitations prescribed by the Act and certain state securities regulations. The Funds will indirectly bear their proportionate share of any management and other fees paid by such closed-end funds in addition to the advisory fees payable directly by the Funds.

     INSURANCE.  The Short Duration Tax-Free, Municipal Income, Core Fixed
     ---------
Income and High Yield Funds may invest in "insured" tax-exempt Municipal Securities. Insured Municipal Securities are securities for which scheduled payments of interest and principal are guaranteed by a private (non-governmental) insurance company. The insurance only entitles a Fund to receive the face or par value of the securities held by the Fund. The insurance does not guarantee the market value of the Municipal Securities or the value of the shares of a Fund.

     The Short Duration Tax-Free, Municipal Income, Core Fixed Income and High Yield Funds may utilize new issue or secondary market insurance. A new issue insurance policy is purchased by a bond issuer who wishes to increase the credit rating of a security. By paying a premium and meeting the insurer's underwriting standards, the bond issuer is able to obtain a high credit rating (usually, Aaa from Moody's or AAA from Standard & Poor's) for the issued security. Such insurance is likely to increase the purchase price and resale value of the security. New issue insurance policies are non-cancelable and continue in force as long as the bonds are outstanding.

     A secondary market insurance policy is purchased by an investor (such as a Fund) subsequent to a bond's original issuance and generally insures a particular bond for the remainder of its term. The Funds may purchase bonds which have already been insured under a secondary market insurance policy by a prior investor, or the Funds may directly purchase such a policy from insurers for bonds which are currently uninsured.

     An insured Municipal Security acquired by a Fund will typically be covered by only one of the above types of policies. All of the insurance policies used by a Fund will be obtained only from insurance companies rated, at the time of purchase, Aaa by Moody's or AAA by Standard & Poor's. The Municipal Securities invested in by the High Yield Fund will not be subject to this requirement.

     STANDBY COMMITMENTS.  In order to enhance the liquidity of Municipal
     -------------------
Securities, the Tax Exempt Funds may acquire the right to sell a security to another party at a guaranteed price and date. Such a right to resell may be referred to as a "standby commitment" or liquidity put, depending on its characteristics. The aggregate price which a Fund pays for securities with standby commitments may be higher than the price which otherwise would be paid for the securities. Standby commitments may not be available or may not be available on satisfactory terms.

     Standby commitments may involve letters of credit issued by domestic or foreign banks supporting the other party's ability to purchase the security from a Tax Exempt Fund. The right to sell may be exercisable on demand or at specified intervals, and may form part of a security or be acquired separately by a Tax Exempt Fund. In considering whether a security meets a Tax Exempt Fund's quality standards, the particular Tax Exempt Fund will look to the creditworthiness of the party providing the Fund with the right to sell as well as the quality of the security itself.

     The Tax Exempt Funds value Municipal Securities which are subject to standby commitments at amortized cost. The exercise price of the standby commitments is expected to approximate such amortized cost. No value is assigned to the standby commitments for purposes of determining a Tax Exempt Fund's net asset value. The cost of a standby commitment is carried as unrealized depreciation from the time of purchase until it is exercised or expires. Since the value of a standby commitment is dependent on the ability of the standby commitment writer to meet its obligation to repurchase, a Tax Exempt Fund's policy is to enter into standby commitment transactions only with banks, brokers or dealers which present a minimal risk of default.

     The Investment Adviser understands that the Internal Revenue Service has issued a favorable revenue ruling to the effect that, under specified circumstances, a registered investment company will be the owner of tax-exempt municipal obligations acquired subject to a put option. The Internal Revenue Service has subsequently announced that it will not ordinarily issue advance ruling letters as to the identity of the true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the security, or the participation interest therein, to be purchased by either the seller or a third party. The Tax Exempt Funds intend to take the position that they are the owner of any Municipal Securities acquired subject to a standby commitment or acquired or held with certain other types of put rights and that tax-exempt interest earned with respect to such Municipal Securities will be tax-exempt in their hands. There is no assurance that standby commitments will be available to the Tax Exempt Funds nor have the Tax Exempt Funds assumed that such commitments would continue to be available under all market conditions.

     CALL RISK AND REINVESTMENT RISK.  Municipal Securities may include "call"
     -------------------------------
provisions which permit the issuers of such securities, at any time or after a specified period, to redeem the securities prior to their stated maturity. In the event that Municipal Securities held in a Fund's portfolio are called prior to the maturity, the Fund will be required to reinvest the proceeds on such securities at an earlier date and may be able to do so only at lower yields, thereby reducing the Fund's return on its portfolio securities.

FOREIGN INVESTMENTS

     Core Fixed Income, High Yield and Global Income Funds may invest in securities of foreign issuers and in fixed-income securities quoted or denominated in a currency other than U.S. dollars, and because the Funds may have currency exposure independent of their securities positions, the value of the assets of a Fund as measured in U.S. dollars will be affected by changes in foreign currency rates. Investing in the securities of foreign issuers involves certain special considerations, including those set forth below, which are not typically associated with investing in U.S. issuers. Investment in Foreign Securities may offer potential benefits that are not available from investing exclusively in U.S. dollar-denominated domestic issues. Foreign countries may have economic policies or business cycles different from those of the U.S. and markets for foreign fixed-income securities do not necessarily move in a manner parallel to U.S. markets. Investments in the securities of foreign issuers usually involve currencies of foreign countries, and since the Core Fixed Income, High Yield and Global Income Funds may temporarily hold funds in bank deposits in foreign currencies during completion of investment programs, such Funds may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations and may incur costs in connection with conversions between various currencies. To the extent that a Fund is fully invested in Foreign Securities while also maintaining currency positions, it may be exposed to greater combined risk. A Fund also may be subject to currency exposure independent of its securities positions. While the Global Income Fund will have both long and short currency positions, its net long and short foreign currency exposure will not exceed the value of the Fund's total assets.

     Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks or the failure to intervene or by currency controls or political developments in the United States or abroad. To the extent that a substantial portion of a Fund's total assets, adjusted to reflect the Fund's net position after giving effect to currency transactions, is denominated or quoted in the currencies of foreign countries, the Fund will be more susceptible to the risk of adverse economic and political developments within those countries. A Fund's net currency positions may expose it to risks independent of its securities positions. In addition, if the payment declines in value against the U.S. dollar before such income is distributed as dividends to shareholders or converted to U.S. dollars, the Fund may have to sell portfolio securities to obtain sufficient cash to pay such dividends.

     The Funds may also invest in debt securities denominated in the European Currency Unit ("ECU"), which is a "basket" consisting of specified amounts in the currencies of certain of the twelve member states of the European Community. The specific amounts of currencies comprising the ECU may be adjusted by the Council of Ministers of the European Community from time to time to reflect changes in relative values of the underlying currencies. In addition, the Funds may invest in securities denominated in other currency "baskets".

     Since foreign issuers generally are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a comparable U.S. company. Volume and liquidity in most foreign bond markets are less than in the United States markets and securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although each Fund endeavors to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of securities markets and exchanges, brokers, dealers and listed and unlisted companies than in the United States. Mail service between the United States and foreign countries may be slower or less reliable than within the United States, thus increasing the risk of delayed settlement of portfolio transactions or loss of certificates for portfolio securities.

     Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of Core Fixed Income, High Yield Fund or Global Income Fund is uninvested and no return is earned on such assets. The inability of Core Fixed Income, High Yield Fund or Global Income Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to Core Fixed Income, High Yield Fund or Global Income Fund due to subsequent declines in value of the portfolio securities, or, if Core Fixed Income, High Yield Fund or Global Income Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could adversely affect Core Fixed Income, High Yield or Global Income Funds' investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resources self-sufficiency and balance of payments position.

INVESTING IN EMERGING COUNTRIES

     MARKET CHARACTERISTICS.  Debt securities of most emerging markets issuers
     ----------------------
may be less liquid and are generally subject to greater price volatility than securities of issuers in the U.S. and other developed countries. The markets for securities of emerging markets may have substantially less volume than the market for similar securities in the U.S. and may not be able to absorb, without price disruptions, a significant increase in trading volume or trade size. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets. The less liquid the market, the more difficult it may be for the Fund to price accurately its portfolio securities or to dispose of such securities at the times determined to be appropriate. The risks associated with reduced liquidity may be particularly acute to the extent that a Fund needs cash to meet redemption requests, to pay dividends and other distributions or to pay its expenses.

     A Fund's purchase and sale of portfolio securities in certain Emerging Countries may be constrained by limitations as to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. Such limitations may be computed based on the aggregate trading volume by or holdings of a Fund, the Investment Adviser, its affiliates and their respective clients and other service providers. A Fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached.

     Securities markets of emerging markets may also have less efficient clearance and settlement procedures than U.S. markets, making it difficult to conduct and complete transactions. Delays in the settlement could result in temporary periods when a portion of a Fund's assets is uninvested and settlement could result in temporary periods when a portion of the Fund's assets is uninvested and no return is earned thereon. Inability to make intended security purchases could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities could result either in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability of the Fund to the purchaser.

     Transaction costs, including brokerage commissions and dealer mark-ups, in emerging markets may be higher than in the U.S. and other developed securities markets. As legal systems in emerging markets develop, foreign investors may be adversely affected by new or amended laws and regulations. In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law.

     ECONOMIC, POLITICAL AND SOCIAL FACTORS.  Emerging markets may be subject to
     --------------------------------------
a greater degree of economic, political and social instability than the U.S., Japan and most Western European countries, and unanticipated political and social developments may affect the value of a Fund's investments in emerging markets and the availability to the Fund of additional investments in such countries. Moreover, political and economic structures in many emerging markets may be undergoing significant evolution and rapid development. Instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision-making, including changes or attempted changes in government through extra-constitutional means; (ii) popular unrest associated with demands for improved economic, political and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection and conflict. Many emerging markets have experienced in the past, and continue to experience, high rates of inflation. In certain countries inflation has at times accelerated rapidly to hyperinflationary levels, creating a negative interest rate environment and sharply eroding the value of outstanding financial assets in those countries. The economies of many emerging markets are heavily dependent upon international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners. In addition, the economies of some emerging markets may differ unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position.

     Restrictions on Investment and Repatriation.  Certain emerging markets
     -------------------------------------------
require governmental approval prior to investments by foreign persons or limit investments by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals. Repatriation of investment income and capital from certain emerging markets is subject to certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect the operation of a Fund.

     Sovereign Debt Obligations.  Investments in sovereign debt obligations
     --------------------------
involves special risks not present in corporate debt obligations. The issuer of the sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and a Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt, and a Fund's net asset value, may be more volatile than prices of debt obligations of U.S. issuers. In the past, the governments of certain emerging markets have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debts.

     A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor's policy toward principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multinational agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of the third parties' commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to timely service its debts.

     Forward Foreign Currency Exchange Contracts.  Core Fixed Income, High Yield
     -------------------------------------------
and Global Income Funds may enter into forward foreign currency exchange contracts for hedging purposes and to seek to increase total return. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are generally charged at any stage for trades.

     At the maturity of a forward contract, Global Income Fund, High Yield Fund and Core Fixed Income Fund may either accept or make delivery of the currency specified in the contract or, at or prior to maturity, enter into a closing purchase transaction involving the purchase or sale of an offsetting contract. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract.

     Global Income, High Yield or Core Fixed Income Funds may enter into forward foreign currency exchange contracts in several circumstances. First, when Global Income, High Yield or Core Fixed Income enter into a contract for the purchase or sale of a security quoted or denominated in a foreign currency, or when Global Income, High Yield or Core Fixed Income anticipate the receipt in a foreign currency of a dividend or interest payment on such a security which it holds, Global Income, High Yield or Core Fixed Income may desire to "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying transactions, Global Income, High Yield or Core Fixed Income will attempt to protect themselves against an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

     Additionally, when the Investment Adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of U.S. dollars, the amount of foreign currency approximating the value of some or all of a Fund's portfolio securities quoted or denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Using forward contracts to protect the value of a Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which a Fund can achieve at some future point in time. The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the U.S. dollar value of only a portion of a Fund's foreign assets.

     Global Income, High Yield and Core Fixed Income Funds may engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities denominated or quoted in a different currency if the Investment Advisers determine that there is a pattern of correlation between the two currencies. The Global Income, High Yield and Core Fixed Income Funds may also purchase and sell forward contracts to seek to increase total return when the Investment Advisers anticipate that the foreign currency will appreciate or depreciate in value, but securities quoted or denominated in that currency do not present attractive investment opportunities and are not held in a Fund's portfolio.

     Global Income, High Yield and Core Fixed Income Funds' custodian will place cash or liquid assets, into a segregated account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of forward foreign currency exchange contracts requiring the Fund to purchase foreign currencies and forward contracts entered into to seek to increase total return. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts. The segregated accounts will be marked-to-market on a daily basis. Although the contracts are not presently regulated by the Commodity Futures Trading Commission ("CFTC"), the CFTC may in the future assert authority to regulate these contracts. In such event, a Fund's ability to utilize forward foreign currency exchange contracts may be restricted. The Global Income, Core Fixed Income and High Yield Funds will not enter into a forward contract with a term of greater than one year.

     While Global Income, Core Fixed Income and High Yield Funds may enter into forward contracts to seek to reduce currency exchange rate risks, transactions in such contracts involve certain other risks. Thus, while Global Income, Core Fixed Income and High Yield Funds may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for a Fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between a Fund's portfolio holdings of securities quoted or denominated in a particular currency and forward contracts entered into by Global Income, Core Fixed Income and High Yield Funds. Such imperfect correlation may cause the Fund to sustain losses which will prevent the Fund from achieving a complete hedge or expose the Fund to risk of foreign exchange loss.

     Markets for trading foreign forward currency contracts offer less protection against defaults than is available when trading in currency instruments on an exchange. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive Fund of unrealized profits or force the Fund to cover its commitments for purchase or resale, if any, at the current market price.

     Forward contracts are subject to the risk that the counterparty to such contract will default on its obligations. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive a Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force the Fund to cover its purchase or sale commitments, if any, at the current market price. A Fund will not enter into forward foreign currency exchange contracts, currency swaps or other privately negotiated currency instruments unless the credit quality of the unsecured senior debt or the claims-paying ability of the counterparty is considered to be investment grade by the Investment Adviser. To the extent that a substantial portion of a Fund's total assets, adjusted to reflect the Fund's net position after giving effect to currency transactions, is denominated or quoted in the currencies of foreign countries, the Fund will be more susceptible to the risk of adverse economic and political developments within those countries.

INTEREST RATE SWAPS, MORTGAGE SWAPS, CREDIT SWAPS, CURRENCY SWAPS AND INTEREST RATE CAPS, FLOORS AND COLLARS

     Each Fund may enter into interest rate swaps, credit swaps, caps, floors and collars. In addition, Core Fixed Income, Adjustable Rate, Government Income, Short Duration Government, Global Income and High Yield Funds may enter into mortgage swaps; and Core Fixed Income, High Yield and Global Income Funds may enter into currency swaps. Each Fund may enter into swap transactions for hedging purposes or to seek to increase total return. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments.

Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a reference pool or pools of mortgages. Credit swaps involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses of an underlying security. Credit swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive or make a payment from the other party, upon the occurrence of specified credit events. Currency swaps involve the exchange of the parties' respective rights to make or receive payments in specified currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates. Since interest rate, mortgage, credit and currency swaps and interest rate caps, floors and collars are individually negotiated, each Fund expects to achieve an acceptable degree of correlation between its portfolio investments and its swap, cap, floor and collar positions.

     A Fund will enter into interest rate and mortgage swaps only on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Interest rate and mortgage swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate and mortgage swaps is limited to the net amount of payments that a Fund is contractually obligated to make. If the other party to an interest rate swap defaults, a Fund's risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive, if any. In contrast, currency swaps usually involve the delivery of the entire principal amount of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. To the extent that the net amount payable under an interest rate, index or mortgage swap and the entire amount of the payment stream payable by a Fund under a currency swap or an interest rate floor, cap or collar is held in a segregated account consisting of cash or liquid assets the Funds and their Investment Advisers believe that transactions do not constitute senior securities under the Act and, accordingly, will not treat them as being subject to a Fund's borrowing restrictions.

     The Funds will not enter into any interest rate, mortgage or credit swap transactions unless the unsecured commercial paper, senior debt or claims-paying ability of the other party is rated either AA or A-1 or better by Standard & Poor's or Aa or P-1 or better by Moody's or their equivalent ratings. The Core Fixed Income, Global Income and High Yield Funds will not enter into any currency swap transactions unless the unsecured commercial paper, senior debt or claimspaying ability of the other party thereto is rated investment grade by S&P or Moody's, or, if unrated by such rating organization, determined to be of comparable quality by the Investment Adviser. If there is a default by the other party to such a transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation.

As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the interbank market. The Investment Advisers, under the supervision of the Board of Trustees, are responsible for determining and monitoring the liquidity of the Funds' transactions in swaps, caps, floors and collars.

     The use of interest rate, mortgage, credit and currency swaps, as well as interest rate caps, floors and collars, is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Adviser is incorrect in its forecasts of market values, interest rates and currency exchange rates, the investment performance of a Fund would be less favorable than it would have been if this investment technique were not used.

OPTIONS ON SECURITIES AND SECURITIES INDICES

     Writing Covered Options. Each Fund may write (sell) covered call and put
     -----------------------
options on any securities in which it may invest or on any securities index based on securities in which it may invest. A Fund may purchase and write such options on securities that are listed on national domestic securities exchanges or foreign securities exchanges or traded in the over-the-counter market. A call option written by a Fund obligates such Fund to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. All call options written by a Fund are covered, which means that such Fund will own the securities subject to the option so long as the option is outstanding or such Fund will use the other methods described below. The Fund's purpose in writing covered call options is to realize greater income than would be realized on portfolio securities transactions alone. However, a Fund may forego the opportunity to profit from an increase in the market price of the underlying security.

     A put option written by a Fund obligates the Fund to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. All put options written by a Fund would be covered, which means that such Fund would have deposited with its custodian cash or liquid assets with a value at least equal to the exercise price of the put option. The purpose of writing such options is to generate additional income for the Fund. However, in return for the option premium, each Fund accepts the risk that it may be required to purchase the underlying securities at a price in excess of the securities' market value at the time of purchase.

     All call and put options written by a Fund are covered. A written call option or put option may be covered by (i) maintaining cash or liquid assets, as permitted by applicable law, either of which, in the case of Global Income Fund, Core Fixed Income or High Yield Fund, may be quoted or denominated in any currency, in a segregated account with a value at least equal to the Fund's obligation under the option, (ii) entering into an offsetting forward commitment and/or (iii) purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the Fund's net exposure on its written option position.

     A Fund may terminate its obligations under an exchange-traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as "closing purchase transactions."

     Each Fund may also write (sell) covered call and put options on any securities index composed of securities in which it may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

     The Funds may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration held in a segregated account by their respective custodian) upon conversion or exchange of other securities in its portfolio. The Funds may also cover call and put options on a securities index by maintaining cash or liquid assets, as permitted by applicable law, with a value equal to the exercise price in a segregated account with their custodian or by using the other methods described above.

     The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of options to seek to increase total return involves the risk of loss if the Investment Adviser is incorrect in its expectation of fluctuations in securities prices or interest rates. The successful use of options for hedging purposes also depends in part on the ability of the Investment Adviser to manage future price fluctuations and the degree of correlation between the options and securities markets. If the Investment Adviser is incorrect in its expectation of changes in securities prices or determination of the correlation between the securities indices on which options are written and purchased and the securities in a Fund's investment portfolio, the investment performance of the Fund will be less favorable than it would have been in the absence of such options transactions. The writing of options could increase a Fund's portfolio turnover rate and, therefore, associated brokerage commissions or spreads.

     Purchasing Options.  Each Fund may also purchase put and call options on
     ------------------
any securities in which it may invest or options on any securities index composed of securities in which it may invest. A Fund would also be able to enter into closing sale transactions in order to realize gains or minimize losses on options it had purchased.

     A Fund would normally purchase call options in anticipation of an increase, or put options in anticipation of a decrease ("protective puts") in the market value of securities of the type in which it may invest. The purchase of a call option would entitle a Fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. A Fund would ordinarily realize a gain on the purchase of a call option if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option. The purchase of a put option would entitle a Fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of a Fund's securities. Put options may also be purchased by a Fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of put options may be offset by countervailing changes in the value of the underlying portfolio securities.

     A Fund may purchase put and call options on securities indices for the same purposes as it may purchase options on securities. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

     Transactions by a Fund in options on securities and securities indices will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which a Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Investment Advisers. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

     Writing and Purchasing Currency Call and Put Options.  Core Fixed Income,
     ----------------------------------------------------
Global Income and High Yield Funds may write covered put and call options and purchase put and call options on foreign currencies in an attempt to protect against declines in the U.S. dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities to be acquired. Global Income, Core Fixed Income and High Yield Funds may use options on currency to cross-hedge, which involves writing or purchasing options on one currency to seek to hedge against changes in exchange rates for a different currency with a pattern of correlation. As with other kinds of option transactions, however, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received. If an option that a Fund has written is exercised, the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to a Fund's position, the Fund may forfeit the entire amount of the premium plus related transaction costs. In addition, Global Income, Fixed Income and High Yield Funds may purchase call options on currency to seek to increase total return when the Investment Advisers anticipate that the currency will appreciate in value, but the securities denominated or quoted in that currency do not present attractive investment opportunities and are not included in the Fund's portfolios.

     A call option written by Core Fixed Income, Global Income and High Yield Funds obligates the Fund to sell specified currency to the holder of the option at a specified price if the option is exercised at any time before the expiration date. A put option written by a Fund obligates the Fund to purchase specified currency from the option holder at a specified price if the option is exercised at any time before the expiration date. The writing of currency options involves a risk that a Fund will, upon exercise of the option, be required to sell currency subject to a call at a price that is less than the currency's market value or be required to purchase currency subject to a put at a price that exceeds the currency's market value.

     A Fund may terminate its obligations under a written call or put option by purchasing an option identical to the one written. Such purchases are referred to as "closing purchase transactions." A Fund would also be able to enter into closing sale transactions in order to realize gains or minimize losses on purchased options.

     Core Fixed Income, Global Income and High Yield Funds would normally purchase call options in anticipation of an increase in the U.S. dollar value of currency in which securities to be acquired by the Fund are denominated or quoted. The purchase of a call option would entitle a Fund, in return for the premium paid, to purchase specified currency at a specified price during the option period. A Fund would ordinarily realize a gain if, during the option period, the value of such currency exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option.

     Core Fixed Income, Global Income and High Yield Funds would normally purchase put options in anticipation of a decline in the U.S. dollar value of currency in which securities in its portfolio are denominated or quoted ("protective puts"). The purchase of a put option would entitle Core Fixed Income, Global Income and High Yield Funds, in exchange for the premium paid, to sell specified currency at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the U.S. dollar value of a Fund's portfolio securities due to currency exchange rate fluctuations. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying currency decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of underlying currency.

     In addition to using options for the hedging purposes described above, Core Fixed Income, Global Income and High Yield Funds may use options on currency to seek to increase total return. Global Income, High Yield and Core Fixed Income Funds may write (sell) covered put and call options on any currency in an attempt to realize greater income than would be realized on portfolio securities transactions alone. However, in writing covered call options for additional income, Global Income, High Yield and Core Fixed Income Funds may forego the opportunity to profit from an increase in the market value of the underlying currency. Also, when writing put options, Global Income, High Yield and Core Fixed Income Funds accept, in return for the option premium, the risk that it may be required to purchase the underlying currency at a price in excess of the currency's market value at the time of purchase.

     Global Income, High Yield and Core Fixed Income Funds would normally purchase call options to seek to increase total return in anticipation of an increase in the market value of a currency. Global Income, High Yield and Core Fixed Income Funds would ordinarily realize a gain if, during the option period, the value of such currency exceeded the sum of the exercise price, the premium paid and transaction costs. Otherwise Global Income, High Yield and Core Fixed Income Funds would realize either no gain or a loss on the purchase of the call option. Put options may be purchased by the Global Income, High Yield and Core Fixed Income Funds for the purpose of benefiting from a decline in the value of currencies which it does not own. Global Income, High Yield and Core Fixed Income Funds would ordinarily realize a gain if, during the option period, the value of the underlying currency decreased below the exercise price sufficiently to more than cover the premium and transaction costs. Otherwise Global Income, High Yield and Core Fixed Income Funds would realize either no gain or a loss on the purchase of the put option.

     As with other kinds of option transactions, however, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received. If an option that a Fund has written is exercised, the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to a Fund's position, the Fund may forfeit the entire amount of the premium plus related transaction costs. When purchased or sold to seek to increase total return, options on currencies are considered speculative. Options on foreign currencies written or purchased by the Funds are traded on U.S. and foreign exchanges or over-the-counter.

     Yield Curve Options.  Each Fund may enter into options on the yield
     -------------------
"spread" or differential between two securities. Such transactions are referred to as "yield curve" options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

     A Fund may purchase or write yield curve options for the same purposes as other options on securities. For example, a Fund may purchase a call option on the yield spread between two securities if the Fund owns one of the securities and anticipates purchasing the other security and wants to hedge against an adverse change in the yield spread between the two securities. A Fund may also purchase or write yield curve options in an effort to increase current income if, in the judgment of the Investment Adviser, the Fund will be able to profit from movements in the spread between the yields of the underlying securities. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present a risk of loss even if the yield of one of the underlying securities remains constant, or if the spread moves in a direction or to an extent which was not anticipated.

     Yield curve options written by a Fund will be "covered." A call (or put) option is covered if the Fund holds another call (or put) option on the spread between the same two securities and maintains in a segregated account with its custodian cash or liquid assets sufficient to cover the Fund's net liability under the two options. Therefore, a Fund's liability for such a covered option is generally limited to the difference between the amount of the Fund's liability under the option written by the Fund less the value of the option held by the Fund. Yield curve options may also be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations. Yield curve options are traded over-the-counter, and because they have been only recently introduced, established trading markets for these options have not yet developed.

     Risks Associated with Options Transactions.  There is no assurance that a
     ------------------------------------------
liquid secondary market on a domestic or foreign options exchange will exist for any particular exchange-traded option or at any particular time. If a Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if a Fund is unable to effect a closing sale transaction with respect to options it has purchased, it will have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

     Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

     A Fund may purchase and sell both options that are traded on U.S. and foreign exchanges and options traded over-the-counter with broker-dealers who make markets in these options. The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations.

     Transactions by a Fund in options on securities and indices will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one of more brokers. Thus, the number of options which a Fund may write or purchase may be affected by options written or purchased by other investment advisory clients or the

Funds' Investment Advisers. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

     The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of protective puts for hedging purposes depends in part on the applicable Investment Adviser's ability to predict future price fluctuations and the degree of correlation between the options and securities markets.

Futures Contracts and Options on Futures Contracts

     To seek to increase total return or to hedge against changes in interest rates or securities prices or, in the case of Core Fixed Income, High Yield and Global Income Funds, currency exchange rates, each Fund may purchase and sell various kinds of futures contracts, and purchase and write call and put options on any of such futures contracts. Each Fund may also enter into closing purchase and sale transactions with respect to any of such contracts and options. The futures contracts may be based on various securities (such as U.S. Government Securities), securities indices, foreign currencies in the case of Global Income, Core Fixed Income and High Yield Funds and any other financial instruments and indices. A Fund will engage in futures and related options transactions only for bona fide hedging purposes as defined below or for purposes of seeking to increase total return to the extent permitted by regulations of the CFTC. All futures contracts entered into by a Fund are traded on U.S. exchanges or boards of trade that are licensed and regulated by the CFTC or on foreign exchanges.

     Futures Contracts.  A futures contract may generally be described as an
     -----------------
agreement between two parties to buy and sell particular financial instruments or currencies for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

     When interest rates are rising or securities prices are falling, a Fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When interest rates are falling or securities prices are rising, a Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases. Core Fixed Income, Global Income and High Yield Funds may each seek to offset anticipated changes in the value of a currency in which its portfolio securities, or securities that it intends to purchase, are quoted or denominated by purchasing and selling futures contracts on such currencies.

     Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities or currency will usually be liquidated in this manner, a Fund may instead make, or take, delivery of the underlying securities or currency whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures on securities or currency are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

     Hedging Strategies.  Hedging, by use of futures contracts, seeks to
     ------------------
establish with more certainty than would otherwise be possible the effective price or rate of return on portfolio securities or securities that a Fund proposes to acquire or the exchange rate of currencies in which portfolio securities are quoted or denominated. A Fund may, for example, take a "short" position in the futures market by selling futures contracts to seek to hedge against an anticipated rise in interest rates or a decline in market prices or foreign currency rates that would adversely affect the U.S. dollar value of the Fund's portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by a Fund or securities with characteristics similar to those of a Fund's portfolio securities. Similarly, Core Fixed Income, High Yield Fund and Global Income Fund may each sell futures contracts on any currencies in which its portfolio securities are quoted or denominated or in one currency to seek to hedge against fluctuations in the value of securities denominated in a different currency if there is an established historical pattern of correlation between the two currencies. If, in the opinion of the Investment Advisers, there is a sufficient degree of correlation between price trends for a Fund's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the Funds may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in a Fund's portfolio may be more or less volatile than prices of such futures contracts, the Investment Advisers will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any such differential by having a Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting a Fund's portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of a Fund's portfolio securities would be substantially offset by a decline in the value of the futures position.

     On other occasions, a Fund may take a "long" position by purchasing futures contracts. This would be done, for example, when a Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency exchange rates then available in the applicable market to be less favorable than prices that are currently available.

     Options on Futures Contracts.  The acquisition of put and call options on
     ----------------------------
futures contracts will give a Fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, a Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

     The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of a Fund's assets. By writing a call option, a Fund becomes obligated, in exchange for the premium, (upon exercise of the option) to sell a futures contract if the option is exercised, which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium which may partially offset an increase in the price of securities that a Fund intends to purchase. However, a Fund becomes obligated (upon exercise of the option) to purchase a futures contract if the option is exercised, which may have a value lower than the exercise price. Thus, the loss incurred by a Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received. The Funds will incur transaction costs in connection with the writing of options on futures.

     The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same financial instrument. There is no guarantee that such closing transactions can be effected. A Fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

     Other Considerations.  Each Fund will engage in futures and related options
     --------------------
transactions only for bona fide hedging or to seek to increase total return as permitted by CFTC regulations which permit principals of an investment company registered under the Act to engage in such transactions without registering as commodity pool operators. Each Fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Fund or securities or instruments which it expects to purchase. Except as stated below, each Fund's futures transactions will be entered into for traditional hedging purposes -- i.e., futures contracts will be sold to protect against a decline in the price of securities (or the currency in which they are quoted or denominated) that a Fund owns or futures contracts will be purchased to protect a Fund against an increase in the price of securities (or the currency in which they are quoted or denominated) it intends to purchase. As evidence of this hedging intent, each Fund expects that on 75% or more of the occasions on which it takes a long futures or option position (involving the purchase of futures contracts), the Fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities (or assets denominated in the related currency) in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for a Fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.

     In addition to the bona fide hedging definition, a CFTC regulation permits the Funds to engage in other futures transactions if the aggregate initial margin and premiums required to establish such positions in futures contracts and options on futures do not exceed 5% of the net asset value of a Fund's portfolio, after taking into account unrealized profits and losses on any such positions and excluding the amount by which such options were in-the-money at the time of purchase. The Funds will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Internal Revenue Code of 1986, as amended (the "Code") for maintaining their qualifications as regulated investment companies for federal income tax purposes. See "Taxation."

     Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in the case of contracts and options obligating a Fund to purchase securities or currencies, require the Fund to establish with the custodian a segregated account consisting of cash or liquid assets, as permitted by applicable law, in an amount equal to the underlying value of such contracts and options.

     While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, while a Fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates or securities prices or currency exchange rates may result in a poorer overall performance for a Fund than if it had not entered into any futures contracts or options transactions. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and a Fund may be exposed to risk of loss. The profitability of a Fund's trading in futures to seek to increase total return depends upon the ability of the Investment Adviser to analyze correctly the futures markets.

     Perfect correlation between a Fund's futures positions and portfolio positions will be impossible to achieve. There are no futures contracts based upon individual securities, except certain U.S. Government Securities. The only futures contracts available to hedge a Fund's portfolio are various futures on U.S. Government Securities, securities indices and foreign currencies. In addition, it is not possible to hedge fully or protect against currency fluctuations affecting the value of securities denominated in foreign currencies because the value of such securities is likely to fluctuate as a result of independent factors not related to currency fluctuations.

MORTGAGE DOLLAR ROLLS

     The Taxable Funds (other than High Yield Fund) may enter into mortgage "dollar rolls" in which a Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity), but not identical securities on a specified future date. During the roll period, a Fund loses the right to receive principal and interest paid on the securities sold. However, a Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of a Fund compared with what such performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the applicable Fund. Each Fund will hold and maintain in a segregated account until the settlement date cash or liquid assets, as permitted by applicable law, in an amount equal to its forward purchase price.

     For financial reporting and tax purposes, the Funds treat mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale. The Funds do not currently intend to enter into mortgage dollar rolls that are accounted for as a financing.

     Mortgage dollar rolls involve certain risks including the following: if the broker-dealer to whom a Fund sells the security becomes insolvent, a Fund's right to purchase or repurchase the mortgage-related securities subject to the mortgage dollar roll may be restricted and the instrument which a Fund is required to repurchase may be worth less than an instrument which a Fund originally held. Successful use of mortgage dollar rolls will depend upon the Investment Adviser's ability to manage a Fund's interest rate and mortgage prepayments exposure. For these reasons, there is no assurance that mortgage dollar rolls can be successfully employed.

Convertible Securities

     Convertible securities include corporate notes or preferred stock but are ordinarily long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities rank senior to common stocks in an issuer's capital structure and consequently entail less risk than the issuer's common stock.

     Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of preferred stock on the occurrence of an event of default (such as a covenant default or filing of a bankruptcy petition) or other non-compliance by the issuer with the terms of the preferred stock. Often, however, on the occurrence of any such event of default or non-compliance by the issuer, preferred stockholders will be entitled to gain representation on the issuer's board of directors or increase their existing board representation. In addition, preferred stockholders may be granted voting rights with respect to certain issues on the occurrence of any event of default.

Lending of Portfolio Securities

     Each Fund may lend portfolio securities. Under present regulatory policies, such loans may be made to institutions, such as brokers or dealers and would be required to be secured continuously by collateral in cash, cash equivalents, letters of credit or U.S. Government securities maintained on a current basis at an amount at least equal to the market value of the securities loaned. A Fund would be required to have the right to call a loan and obtain the securities loaned at any time on five days' notice. For the duration of a loan, a Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive compensation from investment of the collateral. A Fund would not have the right to vote any securities having voting rights during the existence of the loan, but a Fund would call the loan in anticipation of an important vote to be taken among holders of the securities or the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit there are risks of delay in recovering, or even loss of rights in, the collateral should the borrower of the securities fail financially. However, the loans would be made only to firms deemed by the applicable Investment Adviser to be of good standing, and when, in the judgment of the applicable Investment Adviser, the consideration which can be earned currently from securities loans of this type justifies the attendant risk. If an Investment Adviser determines to make securities loans, it is intended that the value of the securities loaned would not exceed one-third of the value of the total assets of each Fund.

Restricted and Illiquid Securities

     Each Fund may purchase securities that are not registered or are offered in an exempt non-public offering ("Restricted Securities") under the Securities Act of 1933, as amended ("1933 Act"), including securities eligible for resale to "qualified institutional buyers" pursuant to Rule 144A under the 1933 Act. However, a Fund will not invest more than 15% of its net assets in illiquid investments, which include repurchase agreements maturing in more than seven days, certain SMBS, municipal leases, certain over-the-counter options, securities that are not readily marketable and Restricted Securities, unless the Board of Trustees determines, based upon a continuing review of the trading markets for the specific Restricted Securities, that such Restricted Securities are liquid. Certain commercial paper issued in reliance on Section 4(2) of the 1933 Act is treated like Rule 144A Securities. The Trustees have adopted guidelines and delegated to the Investment Advisers the daily function of determining and monitoring the liquidity of the Funds' portfolio securities. This investment practice could have the effect of increasing the level of illiquidity in a Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these Restricted Securities.

     The purchase price and subsequent valuation of Restricted Securities may reflect a discount from the price at which such securities trade when they are not restricted, since the restriction make them less liquid. The amount of the discount from the prevailing market price is expected to vary depending upon the type of security, the character of the issuer, the party who will bear the expenses of registering the Restricted Securities and prevailing supply and demand conditions.

When-Issued and Forward Commitment Securities

     Each Fund may purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis. These transactions involve a commitment by a Fund to purchase or sell securities at a future date. The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitment transactions are negotiated directly with the other party, and such commitments are not traded on exchanges. The Funds will purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, the Funds may dispose of or negotiate a commitment after entering into it. A Fund may also sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. The Funds may also realize a capital gain or loss in connection with these transactions. For purposes of determining each Fund's duration, the maturity of when-issued or forward commitment securities will be calculated from the commitment date. Each Fund is required to hold and maintain in a segregated account with the Fund's custodian until three days prior to settlement date, cash and liquid assets in an amount sufficient to meet the purchase price. Alternatively, each Fund may enter into offsetting contracts for the forward sale of other securities that it owns. Securities purchased or sold on a when-issued or forward commitment basis involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or if the value of the security to be sold increases prior to the settlement date.

OTHER INVESTMENT COMPANIES

     Each Fund reserves the right to invest up to 5% of its net assets, calculated at the time of purchase, in the securities of other investment companies, but may not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the voting securities of any other investment company. Pursuant to an exemptive order obtained from the SEC, the Funds may invest in money market funds for which the Investment Adviser or any of its affiliates serves as Investment Adviser. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by investment companies in which it invests in addition to the advisory and administration fees paid by the Fund. However, to the extent that a Fund invests in a money market fund for which the Investment Adviser or any of its affiliates acts as Investment Adviser, the management fees payable by the Fund to the Investment Adviser will be reduced by an amount equal to the Fund's proportionate share of the management fees paid by such money market fund to the Investment Adviser or its affiliates.

     The Core Fixed Income, High Yield and Global Income Funds may also purchase shares of investment companies investing primarily in foreign securities, including "country funds." Country Funds have portfolios consisting primarily of securities of issuers located in one foreign country or region. The Core Fixed Income, High Yield and Global Income Funds may invest in World Equity Benchmark Shares ("WEB") and similar securities that invest in securities included in foreign securities indices.

REPURCHASE AGREEMENTS

     Each Fund may enter into repurchase agreements with selected broker-dealers, banks or other financial institutions. A repurchase agreement is an arrangement under which a Fund purchases securities and the seller agrees to repurchase the securities within a particular time and at a specified price. Custody of the securities is maintained by each Fund's custodian. The repurchase price may be higher than the purchase price, the difference being income to a Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to a Fund together with the repurchase price on repurchase. In either case, the income to a Fund is unrelated to the interest rate on the security subject to the repurchase agreement.

     For purposes of the Act and, generally for tax purposes, a repurchase agreement is deemed to be a loan from a Fund to the seller of the security. For other purposes, it is not clear whether a court would consider the security purchased by a Fund subject to a repurchase agreement as being owned by a Fund or as being collateral for a loan by a Fund to the seller. In the event of commencement of bankruptcy or insolvency proceedings with respect to the seller of the security before repurchase of the security under a repurchase agreement, a Fund may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security. If the court characterizes the transaction as a loan and a Fund has not perfected a security interest in the security, the Fund may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a Fund would be at risk of losing some or all of the principal and interest involved in the transaction.

     As with any unsecured debt instrument purchased for each Fund, the applicable Investment Adviser seeks to minimize the risk of loss from repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the security. The Trustees have reviewed and approved certain counterparties whom they believe to be creditworthy and have authorized the Funds to enter into repurchase agreements with such counterparties. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security. However, if the market value of the security subject to the repurchase agreement becomes less than the repurchase price (including accrued interest), each Fund will direct the seller of the security to deliver additional securities so that the market value of all securities subject to the repurchase agreement equals or exceeds the repurchase price. Certain repurchase agreements which provide for settlement in more than seven days can be liquidated before the nominal fixed term on seven days or less notice. Such repurchase agreements will be regarded as liquid instruments.

     In addition, the Funds, together with other registered investment companies having management agreements with the Investment Advisers or their affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

REVERSE REPURCHASE AGREEMENTS

  Each Fund may borrow money for investment purposes by entering into transactions called reverse repurchase agreements. Under these arrangements, a Fund will sell portfolio securities to dealers in U.S. Government Securities or members of the Federal Reserve System, with an agreement to repurchase the security on an agreed date, price and interest payment. The Core Fixed Income, Global Income and High Yield Funds may also enter into reverse repurchase agreements involving certain foreign government securities. Reverse repurchase agreements involve the possible risk that the value of portfolio securities a Fund relinquishes may decline below the price a Fund must pay when the transaction closes. Borrowings may magnify the potential for gain or loss on amounts invested resulting in an increase in the speculative character of a Fund's outstanding shares.

     When a Fund enters into a reverse repurchase agreement, it places in a separate custodial account either liquid assets or other high grade debt securities that have a value equal to or greater than the repurchase price. The account is then continuously monitored by the Investment

Adviser to make sure that an appropriate value is maintained. Reverse repurchase agreements are considered to be borrowings under the 1940 Act.

NON-DIVERSIFIED STATUS

     Since the Global Income Fund is "non-diversified" under the 1940 Act, it is subject only to certain federal tax diversification requirements. Under federal tax laws, the Global Income Fund may, with respect to 50% of its total assets, invest up to 25% of its total assets in the securities of any issuer (except that this limitation does not apply to U.S. Government Securities). With respect to the remaining 50% of the Fund's total assets, (1) the Fund may not invest more than 5% of its total assets in the securities of any one issuer (other than the U.S. government), and (2) the Fund may not acquire more than 10% of the outstanding voting securities of any one issuer. These tests apply at the end of each quarter of its taxable year and are subject to certain conditions and limitations under the Code.

PORTFOLIO TURNOVER

     Each Fund may engage in active short-term trading to benefit from yield disparities among different issues of securities or among the markets for fixed-income securities, or for other reasons. It is anticipated that the portfolio turnover rate of each Fund will vary from year to year.

                            INVESTMENT RESTRICTIONS

     The following investment restrictions have been adopted by the Trust as fundamental policies that cannot be changed without the affirmative vote of the holders of a majority as defined in the Act of the outstanding voting securities of the affected Fund. The investment objective of each Fund and all other investment policies or practices of the Funds, except for Short Duration Tax-Free Fund's and Municipal Income Fund's policy to invest under normal market conditions 80% of its net assets in Municipal Securities, are considered by the Trust not to be fundamental and accordingly may be changed without shareholder approval. See Principal Investment Securities and Techniques in the Prospectuses. As defined in the Act, "a majority of the outstanding voting securities" of a Fund means the vote (a) of 67% or more of the shares of the Trust or a Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Trust or a Fund are present or represented by proxy or, (b) more than 50% of the shares of the Trust or a Fund.

     For the purposes of the limitations (except for the asset coverage requirement with respect to borrowings), any limitation which involves a maximum percentage shall not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by, a Fund. With respect to the Tax Exempt Funds, the identification of the issuer of a Municipal Security that is not a general obligation is made by the Investment Adviser based on the characteristics of the Municipal Security, the most important of which is the source of funds for the payment of principal and interest on such securities.

AS A MATTER OF FUNDAMENTAL POLICY, A FUND MAY NOT:

     (1) make any investment inconsistent with the Fund's classification as a diversified company under the Act. This restriction does not, however, apply to any Fund classified as a non-diversified company under the Act.

     (2) invest more than 25% of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. government or its agencies or instrumentalities). (For the purposes of this restriction, state and municipal governments and their agencies, authorities and instrumentalities are not deemed to be industries; telephone companies are considered to be a separate industry from water, gas or electric utilities; personal credit finance companies and business credit finance companies are deemed to be separate industries; and wholly-owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents). This restriction does not apply to investments in municipal securities which have been pre-refunded by the use of obligations of the U.S. Government or any of its agencies or instrumentalities. Each of the Municipal Income and Short Duration Tax-Free Funds may invest 25% or more of the value of its total assets in municipal securities which are related in such a way that an economic, business or political development or change affecting one municipal security would also affect the other municipal securities. These municipal securities include (a) municipal securities, the interest on which is paid solely from revenues of similar projects such as hospitals, electric utility systems, multi-family housing, nursing homes, commercial facilities (including hotels), steel companies or life care facilities, (b) municipal securities whose issuers are in the same state and (c) industrial development obligations;

     (3) borrow money, except (a) the Fund may borrow from banks (as defined in the Act) or through reverse repurchase agreements in amounts up to 33 1/3% of its total assets (including the amount borrowed), (b) the Fund may, to the extent permitted by applicable law borrow up to an additional 5% of its total assets for temporary purposes, (c) the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities, (d) the Fund may purchase securities on margin to the extent permitted by applicable law and (e) the Fund may engage in transactions in mortgage dollar rolls which are accounted for as financings;

     (4) make loans, except through (a) the purchase of debt obligations in accordance with the Fund's investment objective and policies, (b) repurchase agreements with banks, brokers, dealers and other financial institutions, and (c) loans of securities as permitted by applicable law;

     (5) underwrite securities issued by others, except to the extent that the sale of portfolio securities by the Fund may be deemed to be an underwriting;

     (6)(a) for each Fund other than Core Fixed Income, purchase, hold or deal in real estate, although a Fund may purchase and sell securities that are secured by real estate or interests therein, securities of real estate investment trusts and mortgage-related securities and may hold and sell real estate acquired by a Fund as a result of the ownership of securities;

     (6)(b) in the case of the Core Fixed Income, purchase, hold or deal in real estate (including real estate limited partnerships) or oil, gas or mineral leases, although the Fund may purchase and sell securities that are secured by real estate or interests therein, may purchase mortgage-related securities and may hold and sell real estate acquired by the Fund as a result of the ownership of securities;

     (7) invest in commodities or commodity contracts, except that the Fund may invest in currency and financial instruments and contracts that are commodities or commodity contracts; and

     (8) issue senior securities to the extent such issuance would violate applicable law.

     Notwithstanding any other fundamental investment restriction or policy, each Fund may invest some or all of its assets in a single open-end investment company or series thereof with substantially the same fundamental investment objective, restrictions and policies as the Fund.

     In addition, to the fundamental policies mentioned above, the Trustees have adopted the following non-fundamental policies which can be changed or amended by action of the Trustees without approval of Shareholders.

A Fund may not:

     (1) Invest in companies for the purpose of exercising control or management.

     (2) Invest more than 15% of the Fund's net assets in illiquid investments, including repurchase agreements maturing in more than seven days, securities which are not readily marketable and restricted securities not eligible for resale pursuant to Rule 144A under the 1933 Act.

     (3) Purchase additional securities if the Fund's borrowings (excluding covered mortgage dollar rolls) exceed 5% of its net assets.

     (4)    Make short sales of securities, except short sales against the box.

                                   MANAGEMENT

     The Trustees are responsible for deciding matters of general policy and reviewing the actions of the Investment Advisers, distributor and transfer agent. The officers of the Trust conduct and supervise each Fund's daily business operations.

     Information pertaining to the Trustees and officers of the Trust is set forth below. Trustees and officers deemed to be "interested persons" of the Trust for purposes of the Act are indicated by an asterisk.


Name, Age                            Positions            Principal Occupation(s)
and Address                          with Trust            During Past 5 Years
-----------                          ----------           -----------------------
Ashok N. Bakhru, 56                  Chairman             Chairman of the Board and
1325 Ave. of the Americas            & Trustee            Trustee--Goldman Sachs Variable
New York, NY  10019                                       Insurance Trust (registered investment
                                                          company) (since 1997); Executive Vice
                                                          President  Finance and Administration
                                                          and Chief Financial Officer, Coty Inc.
                                                          (since April 1996); President, ABN
                                                          Associates (July 1994-March 1996);
                                                          Senior Vice President of Scott Paper
                                                          Company (until June 1994); Director of
                                                          Arkwright Mutual Insurance Company
                                                          (1994-Present); Trustee of International
                                                          House of Philadelphia (1989-Present);
                                                          Member of Cornell University Council
                                                          (1992-Present); Trustee of the Walnut
                                                          Street Theater (1992-Present).

*David B. Ford, 52                   Trustee              Trustee-Goldman Sachs Variable Insurance
One New York Plaza                                        Trust (registered investment company)
New York, NY  10004                                       (since 1997); Director, Commodities
                                                          Corp. LLC (since April 1997); Managing
                                                          Director, J. Aron & Company (since
                                                          November 1996); Managing Director,
                                                          Goldman, Sachs & Co. Investment Banking
                                                          Division (since November 1996);
                                                          Director, CIN Management (investment
                                                          adviser) (since August 1996); Chief
                                                          Executive Officer & Managing Director
                                                          and Director, Goldman Sachs Asset
                                                          Management International (since November
                                                          1995 and December 1994, respectively);
                                                          Co-Head, Goldman, Sachs & Co. Asset
                                                          Management Division (since November
                                                          1995); Co-Head and Director, Goldman
                                                          Sachs Funds Management Inc. (since
                                                          November 1995 and December 1994,
                                                          respectively); Chairman and Director,
                                                          Goldman Sachs Asset Management Japan
                                                          Limited (since November 1994).



Name, Age                            Positions            Principal Occupation(s)
and Address                          with Trust            During Past 5 Years
-----------                          ----------           -----------------------
*Douglas C. Grip, 36                 Trustee              Managing Director, Goldman, Sachs & Co.
One New York Plaza                   & President          Asset Management Division (since
New York, NY  10004                                       November 1997); Trustee and
                                                          President--Goldman Sachs Variable
                                                          Insurance Trust (registered investment
                                                          company) (since 1997); President,
                                                          Goldman Sachs Fund Group(since April
                                                          1996); President, MFS Retirement
                                                          Services Inc., of Massachusetts
                                                          Financial Services (prior thereto).

*John P. McNulty, 46                 Trustee              Trustee-Goldman Sachs Variable Insurance
One New York Plaza                                        Trust (registered investment company)
New York, NY  10004                                       (since 1997); Managing Director, Goldman
                                                          Sachs (since 1996); General Partner, J.
                                                          Aron & Company (since November 1995);
                                                          Director and Co-Head, Goldman Sachs
                                                          Funds Management Inc. (since November
                                                          1995); Director, Goldman Sachs Asset
                                                          Management International (since January
                                                          1996); Director, Global Capital
                                                          Reinsurance (since 1989); Director,
                                                          Commodities Corp. LLC (since April
                                                          1997); Limited Partner of Goldman, Sachs
                                                          & Co.(1994 - November 1995).



Name, Age                            Positions            Principal Occupation(s)
and Address                          with Trust            During Past 5 Years
-----------                          ----------           -----------------------
Mary P. McPherson, 63                Trustee              Trustee-Goldman Sachs Variable Insurance
The Andrew W. Mellon Foundation                           Trust (registered investment company)
140 East 62nd Street                                      (since 1997); Vice President and Senior
New York, NY  10021                                       Program Officer, The Andrew W. Mellon
                                                          Foundation (since October 1997);
                                                          President Emeritus of Bryn Mawr College
                                                          (1978-1997); Director of Josiah Macy,
                                                          Jr. Foundation (since 1977); Director of
                                                          the Philadelphia Contributionship (since
                                                          1985); Director of Amherst College
                                                          (since 1986); Director of Dayton Hudson
                                                          Corporation (1988-1997); Director of the
                                                          Spenser Foundation (since 1993); and
                                                          member of PNC Advisory Board (since
                                                          1993).

*Alan A. Shuch, 49                   Trustee              Trustee-Goldman Sachs Variable Insurance
One New York Plaza                                        Trust (registered investment company)
New York, NY  10004                                       (since 1997); Limited Partner, Goldman,
                                                          Sachs & Co.(since 1994); Consultant to
                                                          Goldman Sachs Asset Management (since
                                                          1994); Director, Chief Operating Officer
                                                          and Vice President of Goldman Sachs
                                                          Funds Management, Inc. (from November
                                                          1993 - November 1994); President and
                                                          Chief Operating Officer, GSAM  Japan
                                                          Limited (November 1993  November 1994);
                                                          Director, Goldman Sachs Asset Management
                                                          International (November 1993 - November
                                                          1994); General Partner, Goldman, Sachs &
                                                          Co. Investment Banking (December 1986
                                                          November 1994).



Name, Age                            Positions            Principal Occupation(s)
and Address                          with Trust            During Past 5 Years
-----------                          ----------           -----------------------
Jackson W. Smart, Jr. 68             Trustee              Trustee-Goldman Sachs Variable Insurance
One Northfield Plaza Suite 218                            Trust (registered investment company)
Northfield, IL  60093                                     (since 1997); Chairman, Executive
                                                          Committee, First Commonwealth, Inc. (a
                                                          managed dental care company) (since
                                                          January 1996); Chairman and Chief
                                                          Executive Officer, MSP Communications
                                                          Inc. (a company engaged in radio
                                                          broadcasting) (November 1988  December
                                                          1997); Director, Federal Express
                                                          Corporation (NYSE) (since 1976);
                                                          Director, Evanston Hospital Corporation
                                                          (since 1980).

William H. Springer, 69              Trustee              Director, Walgreen Co. (a retail drug
701 Morningside Drive                                     store business) (since April 1998);
Lake Forest, IL  60045                                    Trustee-Goldman Sachs Variable Insurance
                                                          Trust (registered investment company)
                                                          (since 1997); Director of Baker,
                                                          Fentress & Co. (a closed-end,
                                                          non-diversified management investment
                                                          company) (April 1992 - present);
                                                          Trustee, Northern Institutional Funds
                                                          (since April 1984).

Richard P. Strubel, 59               Trustee              Trustee-Goldman Sachs Variable Insurance
737 N. Michigan Ave., Suite 1405                          Trust (registered investment company)
Chicago, IL  60611                                        (since 1997); Director of Kaynar
                                                          Technologies Inc. (since March 1997);
                                                          Managing Director, Tandem Partners,
                                                          Inc. (since 1990); President and Chief
                                                          Executive Officer, Microdot, Inc. (a
                                                          diversified manufacturer of fastening
                                                          systems and connectors) (January 1984
                                                          October 1994); Trustee, Northern
                                                          Institutional Funds (since December
                                                          1982).



Name, Age                            Positions            Principal Occupation(s)
and Address                          with Trust            During Past 5 Years
-----------                          ----------            -------------------
*Nancy L. Mucker, 49                 Vice President       Vice President-Goldman Sachs Variable
4900 Sears Tower                                          Insurance Trust (registered investment
Chicago, IL  60606                                        company) (since 1997); Vice President,
                                                          Goldman, Sachs & Co. (since April 1985);
                                                          Co-Manager of Shareholder Servicing of
                                                          GSAM (since November 1989).

*John M. Perlowski, 34               Treasurer            Treasurer-Goldman Sachs Variable
One New York Plaza                                        Insurance Trust (registered investment
New York, NY  10004                                       company) (since 1997); Vice President,
                                                          Goldman, Sachs & Co. Incorporated (since
                                                          July 1995); Director, Investors Bank and
                                                          Trust (November 1993 - July 1995).

*James A. Fitzpatrick, 38            Vice President       Vice President-Goldman Sachs Variable
4900 Sears Tower                                          Insurance Trust (registered investment
Chicago, IL  60606                                        company) (since 1997); Vice President of
                                                          Goldman Sachs Asset Management (since
                                                          April 1997); Vice President and General
                                                          Manager, First Data Corporation -
                                                          Investor Services Group (prior thereto).

*Jesse Cole, 35                      Vice President       Vice President, GSAM (June 1998 to
4900 Sears Tower                                          Present); Vice President-Goldman Sachs
Chicago, IL  60606                                        Variable Insurance Trust (registered
                                                          investment company) (since 1998); Vice
                                                          President, AIM Management Group, Inc.
                                                          (investment advisor) (April 1996-June
                                                          1998); Assistant Vice President, The
                                                          Northern Trust Company (June 1987-April
                                                          1996)

*Philip V. Giuca, Jr., 36            Assistant Treasurer  Assistant Treasurer-Goldman Sachs
10 Hanover Square                                         Variable Insurance Trust (registered
New York, NY  10004                                       investment company) (since 1997); Vice
                                                          President, Goldman, Sachs & Co. (May
                                                          1992-Present); Tax Accountant, Goldman,
                                                          Sachs & Co. (December 1990-May 1992).



Name, Age                            Positions            Principal Occupation(s)
and Address                          with Trust           During Past 5 Years
-----------                          ----------           -------------------
*Anne Marcel, 40                     Vice President       Vice President, GSAM (June
4900 Sears Tower                                          1998-Present); Vice President-Goldman
Chicago, IL  60606                                        Sachs Variable Insurance Trust
                                                          (registered investment company) (since
                                                          1998); Vice President, Stein Roe &
                                                          Farnham, Inc. (October 1992-June 1998).

*Michael J. Richman, 38              Secretary            Secretary-Goldman Sachs Variable
85 Broad Street                                           Insurance Trust (registered investment
New York, NY  10004                                       company) (since 1997); General Counsel
                                                          of the Funds Group of Goldman Sachs
                                                          Asset Management (since December 1997);
                                                          Associate General Counsel of Goldman
                                                          Sachs Asset Management (February 1994 -
                                                          December 1997); Vice President and
                                                          Assistant General Counsel of Goldman,
                                                          Sachs & Co. (since June 1992); Counsel
                                                          to the Funds Group, GSAM (June 1992
                                                          December 1997); Partner, Hale and Dorr
                                                          (September 1991 - June 1992).

*Howard B. Surloff, 33               Assistant Secretary  Assistant Secretary-Goldman Sachs
85 Broad Street                                           Variable Insurance Trust (registered
New York, NY  10004                                       investment company) (since 1997);
                                                          Assistant General Counsel, Goldman Sachs
                                                          Asset Management and Associate General
                                                          Counsel to the Funds Group (since
                                                          December 1997); Assistant General
                                                          Counsel and Vice President, Goldman,
                                                          Sachs & Co.(since November 1993 and May
                                                          1994, respectively); Counsel to the
                                                          Funds Group, Goldman Sachs Asset
                                                          Management (November 1993 - December
                                                          1997); Associate of Shereff, Friedman,
                                                          Hoffman & Goodman (prior thereto).



Name, Age                            Positions                Principal Occupation(s)
and Address                          with Trust                During Past 5 Years
-----------                          ----------               ----------------------
*Valerie A. Zondorak, 32             Assistant Secretary  Assistant Secretary-Goldman Sachs
85 Broad Street                                           Variable Insurance Trust (registered
New York, NY  10004                                       investment company) (since 1997);
                                                          Assistant General Counsel, Goldman Sachs
                                                          Asset Management and Assistant General
                                                          Counsel to the Funds Group (since
                                                          December 1997); Vice President and
                                                          Assistant General Counsel, Goldman,
                                                          Sachs & Co.(since March 1997 and
                                                          December 1997, respectively); Counsel to
                                                          the Funds Group, Goldman Sachs Asset
                                                          Management (March 1997 - December 1997);
                                                          Associate of Shereff, Friedman, Hoffman
                                                          & Goodman (prior thereto).

*Steven E. Hartstein, 35             Assistant Secretary  Associate, Goldman, Sachs & Co.
85 Broad Street                                           (December 1998-present); Assistant
New York, NY  10004                                       Secretary-Goldman Sachs Variable
                                                          Insurance Trust (registered investment
                                                          company) (since 1997); Legal Products
                                                          Analyst, Goldman, Sachs & Co.
                                                          (June 1993-December 1998).

*Deborah A. Farrell, 27              Assistant Secretary  Assistant Secretary-Goldman Sachs
85 Broad Street                                           Variable Insurance Trust (registered
New York, NY  10004                                       investment company) (since 1997); Legal
                                                          Assistant, Goldman, Sachs & Co. (since
                                                          January 1996); Executive Secretary,
                                                          Goldman, Sachs & Co. (January 1994--
                                                          January 1996); Legal Secretary, Cleary,
                                                          Gottlieb, Steen and Hamilton (September
                                                          1990--January 1994).



Name, Age                            Positions            Principal Occupation(s)
and Address                          with Trust            During Past 5 Years
-----------                          ----------           -----------------------
*Kaysie P. Uniacke, 37               Assistant Secretary  Assistant Secretary-Goldman Sachs
One New York Plaza                                        Variable Insurance Trust (registered
New York, NY  10004                                       investment company) (since 1997);
                                                          Managing Director, Goldman Sachs Asset
                                                          Management (since 1997), Vice President
                                                          and Senior Portfolio Manager, Goldman
                                                          Sachs Asset Management (since 1988).

*Elizabeth D. Anderson, 29           Assistant Secretary  Assistant Secretary-Goldman Sachs
One New York Plaza                                        Variable Insurance Trust (registered
New York, NY  10004                                       investment company) (since 1997);
                                                          Portfolio Manager, GSAM (since April
                                                          1996); Junior Portfolio Manager, Goldman
                                                          Sachs Asset Management (1995--April
                                                          1996); Funds Trading Assistant, GSAM
                                                          (1993 - 1995); Compliance Analyst,
                                                          Prudential Insurance (1991 - 1993).

     The Trustees and officers of the Trust hold comparable positions with certain other investment companies of which Goldman Sachs, GSAM or GSFM is the investment adviser, administrator and/or distributor. As of February 1, 1999, the Trustees and officers as a group owned less than 1% of the outstanding shares of beneficial interest of each Fund.

     The following table sets forth certain information with respect to the compensation of each Trustee of the Trust for the one-year period ended October 31, 1998:

                                                          Pension or
                                                          Retirement             Total
                                                           Benefits           Compensation
                                      Aggregate           Accrued as          from Goldman
                                    Compensation           Part of        Sachs Trust and the
                                      from the             Trust's           Goldman Sachs
                                       Funds/1/           Expenses           fund complex
                                       -----              --------          (including the
                                                                                Funds)/2/
                                                                                -----
Name of Trustees
Ashok N. Bakhru                         $                     $0                  $97,750
David B. Ford                            0                     0                        0
Douglas C. Grip                          0                     0                        0
John P. McNulty                          0                     0                        0


Mary P. McPherson                                    0                  70,500
Alan A. Shuch                      0                 0                       0
Jackson W. Smart                                     0                  70,500
William H. Springer                                  0                  70,500
Richard P. Strubel                                   0                  70,500


-------------------------

/1/ Reflects amount paid by Goldman Sachs Trust during fiscal year ended October
    31, 1998.

/2/ The Goldman Sachs fund complex consists of the Goldman Sachs Trust and
    Goldman Sachs Variable Insurance Trust. Goldman Sachs Trust consisted of 45 mutual funds, including eight fixed-income funds, on October 31, 1998. Goldman Sachs Variable Insurance Trust consisted of 8 mutual funds.

    Class A Shares of the Fund may be sold at net asset value without payment of any sales charge to Goldman Sachs, its affiliates or their respective officers, partners, directors or employees (including rehired employees and former partners), any partnership of which Goldman Sachs is a general partner, any trustee or officer of the Trust and designated family members of any of the above individuals. The sales load waivers are due to the nature of the investors and the reduced sales effort that is needed to obtain such investments.

                              INVESTMENT ADVISERS
                              -------------------

GSAM, One New York Plaza, New York, New York 10004, a separate operating division of Goldman Sachs, serves as the Investment Adviser to Short Duration Tax-Free Fund, Government Income Fund, Municipal Income Fund, Core Fixed Income and High Yield Fund pursuant to a management agreement. GSFM, One New York Plaza, New York, New York 10004, serves as the Investment Adviser to Adjustable Rate Government Fund and Short Duration Government Fund pursuant to a management agreement. GSFM, a Delaware limited partnership, is an affiliate of Goldman Sachs. GSAMI, 133 Peterborough Court, London EC4A 2BB, England, serves as Investment Adviser to Global Income Fund pursuant to a management agreement. As a company with unlimited liability under the laws of England, GSAMI is regulated by the Investment Management Regulatory Organization Limited, a United Kingdom self-regulatory organization, in the conduct of its investment advisory business. GSAMI is also an affiliate of Goldman Sachs. See "Service Providers" in the Funds' Prospectuses for a description of the applicable Investment Adviser's duties as Investment Adviser.

     Founded in 1869, Goldman Sachs is among the oldest and largest investment banking firms in the United States. Goldman Sachs is a leader in developing portfolio strategies and in many fields of investing and financing, participating in financial markets worldwide and serving individuals, institutions, corporations and governments. Goldman Sachs also is among the principal market sources for current and thorough information on companies, industrial sectors, markets, economies and currencies, and trades and makes markets in a wide range of equity and debt securities 24 hours a day. The firm is headquartered in New York and has offices throughout the United States and in Beijing, Brazil, Frankfurt, George Town, Hong Kong, London, Madrid, Mexico City, Milan, Montreal, Osaka, Paris, Sao Paulo, Seoul, Shanghai, Singapore, Sydney, Taipei, Tokyo, Toronto, Vancouver and Zurich. It has trading professionals throughout the United States, as well as in London, Tokyo, Hong Kong and Singapore. The active participation of Goldman Sachs in the world's financial markets enhances its ability to identify attractive investments. Goldman Sachs has agreed to permit the Funds to use the name "Goldman Sachs" or a derivative thereof as part of each Fund's name for as long as a Fund's Management Agreement is in effect.

     The Investment Advisers are able to draw on the substantial research and market expertise of Goldman Sachs, whose investment research effort is one of the largest in the industry. With an annual equity research budget approaching $200 million, the Goldman Sachs Global Investment Research Department covers approximately 2,000 companies, including approximately 1,000 U.S. corporations in 60 industries. The in-depth information and analyses generated by Goldman Sachs' research analysts are available to the Investment Advisers. The Investment Advisers manage money for some of the world's largest institutional investors.

     For more than a decade, Goldman Sachs has been among the top-ranked firms in Institutional Investor's annual "All-America Research Team" survey. In addition, many of Goldman Sachs' economists, securities analysts, portfolio strategists and credit analysts have consistently been highly ranked in respected industry surveys conducted in the U.S. and abroad. Goldman Sachs is also among the leading investment firms using quantitative analytics (now used by a growing number of investors) to structure and evaluate portfolios. For example, Goldman Sachs' options evaluation model analyzes each security's term, coupon and call option, providing an overall analysis of the security's value relative to its interest risk.

     In planning the Tax Exempt Funds' strategies, the portfolio managers also evaluate and monitor individual issues by using analytical techniques that have traditionally been applied to corporate bonds and Mortgage-Backed Securities.
In particular, the Investment Adviser's embedded option valuation model provides a picture of an individual security's relative value and the portfolio's overall interest rate risk. By constantly reviewing the positions of securities within the portfolio, the Investment Adviser looks for opportunities to enhance the Tax Exempt Funds' yields by fine-tuning the portfolio, using quantitative tools designed for municipal portfolio management. The Investment Adviser, which managed approximately $____ billion in tax-free securities in 1998, has assembled an experienced team of professionals for selection of the Tax Exempt Funds' portfolio securities.

     In structuring Adjustable Rate Government Fund's and Short Duration Government Fund's respective securities portfolio, the Investment Adviser will review the existing overall economic and mortgage market trends. The Investment Adviser will then study yield spreads, the implied volatility and the shape of the yield curve. The Investment Adviser will then apply this analysis to a list of eligible securities that meet the respective Fund's investment guidelines. With respect to Adjustable Rate Government Fund, this analysis is used to plan a two-part portfolio, which will consist of a core portfolio of ARMs and a "relative value" portfolio of other mortgage assets that can enhance portfolio returns and lower risk (such as investments in CMO floating-rate tranches and interest only SMBS).

     With respect to the Adjustable Rate Government Fund, Short Duration Government Fund, Government Income Fund, Core Fixed Income Fund and High Yield Fund, the applicable Investment Adviser expects to utilize Goldman Sachs' sophisticated option-adjusted analytics to help make strategic asset allocations within the markets for U.S. government, Mortgage-Backed and other securities and to employ this technology periodically to re-evaluate the Funds' investments as market conditions change. Goldman Sachs has also developed a prepayment model designed to estimate mortgage prepayments and cash flows under different interest rate scenarios. Because a Mortgage-Backed Security incorporates the borrower's right to prepay the mortgage, the Investment Advisers use a sophisticated option-adjusted spread (OAS) model to measure expected returns. A security's OAS is a function of the level and shape of the yield curve, volatility and the applicable Investment Adviser's expectation of how a change in interest rates will affect prepayment levels. Since the OAS model assumes a relationship between prepayments and interest rates, the Investment Advisers consider it a better way to measure a security's expected return and absolute and relative values than yield to maturity. In using OAS technology, the Investment Advisers will first evaluate the absolute level of a security's OAS considering its liquidity and its interest rate, volatility and prepayment sensitivity. The Investment Advisers will then analyze its value relative to alternative investments and to its own investments. The Investment Advisers will also measure a security's interest rate risk by computing an option adjusted duration (OAD). The Investment Advisers believe a security's OAD is a better measurement of its price sensitivity than cash flow duration, which systematically misstates portfolio duration. The Investment Advisers also evaluate returns for different mortgage market sectors and evaluate the credit risk of individual securities. This sophisticated technical analysis allows the Investment Advisers to develop portfolio and trading strategies using Mortgage-Backed Securities that are believed to be superior investments on a risk-adjusted basis and which provide the flexibility to meet the respective Fund's duration targets and cash flow pattern requirements.

     Because the OAS is adjusted for the differing characteristics of the underlying securities, the OAS of different Mortgage-Backed Securities can be compared directly as an indication of their relative value in the market. The Investment Advisers also expect to use OAS-based pricing methods to calculate projected security returns under different, discrete interest rate scenarios, and Goldman Sachs' proprietary prepayment model to generate yield estimates under these scenarios. The OAS, scenario returns, expected returns, and yields of securities in the mortgage market can be combined and analyzed in an optimal risk-return matching framework.

     The Investment Advisers will use OAS analytics to choose what they believe is an appropriate portfolio of investments for Adjustable Rate Government Fund, Short Duration Government Fund, Government Income Fund and Core Fixed Income Fund from a universe of eligible investments. In connection with initial portfolio selections, in addition to using OAS analytics as an aid to meeting each Fund's particular composition and performance targets, the Investment Advisers will also take into account important market criteria like the available supply and relative liquidity of various mortgage securities in structuring the portfolio.

     The Investment Advisers also expect to use OAS analytics to evaluate the mortgage market on an ongoing basis. Changes in the relative value of various Mortgage-Backed

Securities could suggest tactical trading opportunities for the Funds. The Investment Advisers will have access to both current market analysis as well as historical information on the relative value relationships among different Mortgage-Backed Securities. Current market analysis and historical information is available in the Goldman Sachs database for most actively traded Mortgage-Backed Securities.

     Goldman Sachs has agreed to provide the Investment Advisers, on a non-exclusive basis, use of its mortgage prepayment model, OAS model and any other proprietary services which it now has or may develop, to the extent such services are made available to other similar customers. Use of these services by the Investment Advisers with respect to a Fund does not preclude Goldman Sachs from providing these services to third parties or using such services as a basis for trading for its own account or the account of others.

     The fixed-income research capabilities of Goldman Sachs available to the Investment Advisers include the Goldman Sachs Fixed Income Research Department and the Credit Department. The Fixed Income Research Department monitors developments in U.S. and foreign fixed-income markets, assesses the outlooks for various sectors of the markets and provides relative value comparisons, as well as analyzes trading opportunities within and across market sectors. The Fixed Income Research Department is at the forefront in developing and using computer-based tools for analyzing fixed- income securities and markets, developing new fixed income products and structuring portfolio strategies for investment policy and tactical asset allocation decisions. The Credit Department tracks specific governments, regions and industries and from time to time may review the credit quality of a Fund's investments.

     In addition to fixed-income research and credit research, the Investment Advisers in managing Global Income Fund are supported by Goldman Sachs' economics research. The Economics Research Department, based in London, conducts economic, financial and currency markets research which analyzes economic trends and interest and exchange rate movements worldwide. The Economics Research Department tracks factors such as inflation and money supply figures, balance of trade figures, economic growth, commodity prices, monetary and fiscal policies, and political events that can influence interest rates and currency trends. The success of Goldman Sachs' international research team has brought wide recognition to its members. The team has earned top rankings in the annual "Extel Financial Survey" of U.K. investment managers in the following categories: U.K. Economy 1989-1995; International Economies 1986, 1988-1995; International Government Bond Market 1993-1995; and Currency Movements 1986-1993.

     In allocating assets in the Global Income Fund's portfolio among currencies, the Investment Adviser will have access to the Global Asset Allocation Model. The model is based on the observation that the prices of all financial assets, including foreign currencies, will adjust until investors globally are comfortable holding the pool of outstanding assets. Using the model, the Investment Adviser will estimate the total returns from each currency sector which are consistent with the average investor holding a portfolio equal to the market capitalization of the financial assets among those currency sectors. These estimated equilibrium returns are then combined with the expectations of Goldman Sachs' professionals expectations to produce an optimal currency and asset allocation for the level of risk suitable for the Fund's investment objective and criteria.

     The Management Agreements provide that GSAM, GSFM and GSAMI, in their capacity as Investment Advisers may each render similar services to others so long as the services under the Management Agreements are not impaired thereby. The Management Agreements were most recently approved by the Trustees of the Trust, including a majority of the Trustees of the Trust who are not parties to such agreements or "interested persons" (as such term is defined in the Act) of any party thereto (the "non- interested Trustees"), on April 22, 1998. The applicable Fund's Management Agreement was approved by the shareholders of Adjustable Rate Government Fund on October 30, 1991, the shareholders of Short Duration Government Fund on March 27, 1989, the sole initial shareholder of Short Duration Tax-Free Fund on September 25, 1992, the sole initial shareholder of Core Fixed Income on October 29, 1993, and the shareholders of each other Fund on April 21, 1997. Each Management Agreement will remain in effect until June 30, 1999 and will continue in effect with respect to the applicable Fund from year to year thereafter provided such continuance is specifically approved at least annually by (a) the vote of a majority of the outstanding voting securities of such Fund or a majority of the Trustees of the Trust, and (b) the vote of a majority of the non-interested Trustees of the Trust, cast in person at a meeting called for the purpose of voting on such approval.

     Each Management Agreement will terminate automatically if assigned (as defined in the Act). Each Management Agreement is also terminable at any time without penalty by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of a Fund on 60 days' written notice to the applicable Investment Adviser or by the Investment Adviser on 60 days' written notice of the Trust.

     Pursuant to the Management Agreements, the Investment Advisers are entitled to receive the fees set forth below, payable monthly based on such Fund's average daily net assets. In addition, the Investment Advisers are voluntarily limiting their management fees for certain Funds to the annual rates also listed below:

                                              Management Fee          Management Fee without
                                             with Limitations               Limitations
                                             ----------------               -----------
                   Fund
                   ----
GSAM
  Municipal Income                                 .50%                         .55%
  Government Income                                .54%                         .65%
  Short Duration Tax-Free                          .35%                         .40%
  Core Fixed Income                                .40%                         .40%
  High Yield                                       .70%                         .70%

GSFM
  Short Duration Government                        .50%                         .50%
  Adjustable Rate Government                       .40%                         .40%

GSAMI
  Global Income                                    .65%                         .90%

     With respect to the Government Income, Municipal Income and Global Income Funds, a Management Agreement combining both advisory and administration services (and subadvisory services in the case of Global Income Fund) was adopted effective April 30, 1997. The Management Agreements for the other Funds previously combined such services. The contractual rate set forth in the table is the rate payable under the Management Agreements (and, in the case of Government Income, Municipal Income and Global Income Funds, is identical to the aggregate advisory, subadvisory and administration fee rate payable by such Funds under the previously separate investment advisory, subadvisory and administration agreements).

     For the fiscal years ended October 31, 1998, 1997, and 1996, the amounts of the investment advisory and administration fees incurred by each Fund then in existence were as follows:

                                                  1998                   1997               1996
                                                  ----                   ----               ----
Adjustable Rate Government                      $1,980,544            $2,293,118         $2,535,709
Short Duration Government(1)                       765,667               422,632            411,360
Short Duration Tax-Free(6)                         186,598               144,157            169,796
Core Fixed Income                                  750,536               334,580            246,568
Global Income(2)(3)                              1,752,130             1,415,050          1,117,226
Government Income(3)(4)                            595,582               134,628             74,060
Municipal Income(7)                                463,144               320,868            211,283
High Yield(5)                                    3,005,936               407,474                N/A

_________________________

(1) Had expense limitations not been in effect, Short Duration Government Fund would have paid advisory fees of $807,888, $528,290, and $514,200 respectively, for such years.

(2) For the same periods, Global Income Fund paid GSAMI subadvisory fees of $0, $0, and $837,920, respectively. If expense limitations had not been in effect, Global Income Fund would have paid advisory and subadvisory fees of $2,613,060 and $0, for the year ended October 31, 1998, $2,158,925 and $0 for the year ended October 31, 1997 and $1,474,204 and $491,401, respectively, for the year ended October 31, 1996, respectively.

(3) Reflects combined fees under separate investment advisory and administration agreements which were combined in a Management Agreement effective May 1, 1997.

(4) Had expense limitations not been in effect, Government Income Fund would have paid advisory fees of $747,673, $350,034, and $148,120 respectively, for such years.

(5) High Yield Fund commenced operations on August 1, 1997. Had expense limitations not been in effect, High Yield Fund would have paid $3,075,443 and $438,819 for the year ended October 31, 1998 and the period ended October 31, 1997, respectively.

(6) Had expense limitations not been in effect, the Short Duration Tax-Free Fund would have paid advisory fees of $189,646 for the year ended October 31, 1998.

(7) Had expense limitations not been in effect, the Municipal Income Fund would have paid advisory fees of $467,578 for the year ended October 31, 1998.

     The fees and services under the Investment Advisory and Administration Agreements are identical to the fees and services under the Management Agreement.

     Each Investment Adviser performs administrative services for the applicable Funds under the Management Agreement. Such administrative services include, subject to the general supervision of the Trustees of the Trust, (a) providing supervision of all aspects of the Funds' non-investment operations (other than certain operations performed by others pursuant to agreements with the Funds),
(b) providing the Funds, to the extent not provided pursuant to the agreement with the Trust's custodian, transfer and dividend disbursing agent or agreements with other institutions, with personnel to perform such executive, administrative and clerical services as are reasonably necessary to provide effective administration of the Funds, (c) arranging, to the extent not provided pursuant to such agreements, for the preparation, at the Funds' expense, of each Fund's tax returns, reports to shareholders, periodic updating of the Funds' prospectuses and statements of additional information, and reports filed with the SEC and other regulatory authorities, (d) providing the Funds, to the extent not provided pursuant to such agreements, with adequate office space and certain related office equipment and services, and (e) maintaining all of the Funds' records other than those maintained pursuant to such agreements.

     Activities of Goldman Sachs and Its Affiliates and Other  Accounts Managed
     --------------------------------------------------------------------------
by Goldman Sachs.  The involvement of the Investment Advisers and Goldman Sachs
----------------
and their affiliates, in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to the Funds or impede their investment activities.

     Goldman Sachs and its affiliates, including, without limitation, the Investment Advisers and their advisory affiliates have proprietary interests in, and may manage or advise with respect to, accounts or funds (including separate accounts and other funds and collective investment vehicles) which have investment objectives similar to those of the Funds and/or which engage in transactions in the same types of securities, currencies and instruments as the Funds. Goldman Sachs and its affiliates are major participants in the global currency, equities, swap and fixed-income markets, in each case both on a proprietary basis and for the accounts of customers. As such, Goldman Sachs and its affiliates are actively engaged in transactions in the same securities, currencies, and instruments in which the Funds invest. Such activities could affect the prices and availability of the securities, currencies, and instruments in which the Funds invest, which could have an adverse impact on each Fund's performance. Such transactions, particularly in respect of proprietary accounts or customer accounts other than those included in the Investment Advisers' and their advisory affiliates' asset management activities, will be executed independently of the Funds' transactions and thus at prices or rates that may be more or less favorable. When the Investment Advisers and their advisory affiliates seek to purchase or sell the same assets for their managed accounts, including the Funds, the assets actually purchased or sold may be allocated among the accounts on a basis determined in its good faith discretion of such entitles to be equitable. In some cases, this system may adversely affect the size or the price of the assets purchased or sold for the Funds.

     From time to time, the Funds' activities may be restricted because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. As a result, there may be periods, for example, when the Investment Advisers, and/or their affiliates, will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which the Investment Advisers and/or their affiliates are performing services or when position limits have been reached.

     In connection with their management of the Funds, the Investment Advisers may have access to certain fundamental analysis and proprietary technical models developed by Goldman Sachs and other affiliates. The Investment Advisers will not be under any obligation, however, to effect transactions on behalf of the Funds in accordance with such analysis and models. In addition, neither Goldman Sachs nor any of its affiliates will have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Funds and it is not anticipated that the Investment Advisers will have access to such information for the purpose of managing the Funds. The proprietary activities or portfolio strategies of Goldman Sachs and its affiliates or the activities or strategies used for accounts managed by them or other customer accounts could conflict with the transactions and strategies employed by the Investment Advisers in managing the Funds.

     The results of each Fund's investment activities may differ significantly from the results achieved by the Investment Advisers and their affiliates for their proprietary accounts or accounts (including investment companies or collective investment vehicles) managed or advised by them. It is possible that Goldman Sachs and its affiliates and such other accounts will achieve investment results which are substantially more or less favorable than the results achieved by a Fund. Moreover, it is possible that a Fund will sustain losses during periods in which Goldman Sachs and its affiliates achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible.

     The investment activities of Goldman Sachs and its affiliates for their proprietary accounts and accounts under their management may also limit the investment opportunities for the Funds in certain emerging markets in which limitations are imposed upon the aggregate amount of investment, in the aggregate or individual issuers, by affiliated foreign investors.

     An investment policy committee which may include partners of Goldman Sachs and its affiliates may develop general policies regarding a Fund's activities, but will not be involved in the day-to-day management of such Fund. In such instances, those individuals may, as a result, obtain information regarding the Fund's proposed investment activities which is not generally available to the public. In addition, by virtue of their affiliation with Goldman Sachs, any such member of an investment policy committee will have direct or indirect interests in the activities of Goldman Sachs and its affiliates in securities, currencies and investments similar to those in which the Fund invests.

     In addition, certain principals and certain of the employees of the Investment Advisers are also principals or employees of Goldman Sachs or their affiliated entities. As a result, the performance by these principals and employees of their obligations to such other entities may be a consideration of which investors in the Funds should be aware.

     The Investment Advisers may enter into transactions and invest in instruments and, in the case of Core Fixed Income, Global Income and High Yield Funds, currencies on behalf of the applicable Funds in which customers of Goldman Sachs serve as the counterparty, principal or issuer. In such cases, such party's interests in the transaction will be adverse to the interests of the Funds, and such party may have no incentive to assure that the Funds obtain the best possible prices or terms in connection with the transactions. Goldman Sachs and its affiliates may also create, write or issue derivative instruments for customers of Goldman Sachs or its affiliates, the underlying securities currencies or instruments of which may be those in which the Funds invest or which may be based on the performance of a Fund. The Funds may, subject to applicable law, purchase investments which are the subject of an underwriting or other distribution by Goldman Sachs or its affiliates and may also enter into transactions with other clients of Goldman Sachs or its affiliates where such other clients have interests adverse to those of the Funds. At times, these activities may cause departments of Goldman Sachs or its affiliates to give advice to clients that may cause these clients to take actions adverse to the interests of the client. To the extent affiliated transactions are permitted, the Funds will deal with Goldman Sachs and its affiliates on an arms-length basis.

     Each Fund will be required to establish business relationships with its counterparties based on the Fund's own credit standing. Neither Goldman Sachs nor its affiliates will have any obligation to allow their credit to be used in connection with a Fund's establishment of its business relationships, nor is it expected that a Fund's counterparties will rely on the credit of Goldman Sachs or any of its affiliates in evaluating the Fund's creditworthiness.

     From time to time, Goldman Sachs or any of its affiliates may, but is not required to, purchase and hold shares of a Fund in order to increase the assets of the Fund. Increasing a Fund's assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce a Fund's expense ratio. Goldman Sachs reserves the right to redeem at any time some or all of the shares of a Fund acquired for its own account. A large redemption of shares of a Fund by Goldman Sachs could significantly reduce the asset size of the Fund, which might have an adverse effect on the Fund's investment flexibility, portfolio diversification and expense ratio. Goldman Sachs will consider the effect of redemptions on a Fund and other shareholders in deciding whether to redeem its shares.

Distributor and Transfer Agent
------------------------------

     Goldman Sachs serves as the exclusive distributor of shares of the Funds pursuant to a "best efforts" arrangement as provided by a distribution agreement with the Trust. Pursuant to the distribution agreement, after the Funds' Prospectuses and periodic reports have been prepared, set in type and mailed to shareholders, Goldman Sachs will pay for the printing and distribution of copies thereof used in connection with the offering to prospective investors. Goldman Sachs will also pay for other supplementary sales literature and advertising costs. Goldman Sachs has entered into sales agreements with certain investment dealers and financial service firms (the "Authorized Dealers") to solicit subscriptions for Class A, Class B and Class C Shares of each of the Funds that offer such classes of shares. Goldman Sachs receives a portion of the sales load imposed on the sale, in the case of Class A Shares, or redemption in the case of Class B and Class C Shares, of such Fund shares. No Class C Shares were outstanding during the fiscal year ended 1996. Goldman Sachs retained approximately the following combined commissions on sales of Class A, B and C Shares during the following periods:

                                                      1998                    1997               1996
                                                      ----                    ----               ----
Adjustable Rate Government(1)                       $   28,000             $  156,000           $79,000
Municipal Income(2)                                    126,000                 57,000            24,900
Government Income(2)                                   212,000                193,000            17,300
Global Income(2)                                       133,000                176,000            52,600
Short Duration Government(3)                           157,000                 63,000             N/A
Short Duration Tax-Free(3)                              55,000                  6,000             N/A
Core Fixed Income(3)                                    82,000                 14,000             N/A
High Yield(3)                                        1,419,000              3,194,000             N/A

_____________________

(1)  The Adjustable Rate Government Fund does not offer Class B and C Shares.
(2) Prior to May 1, 1996 and August 15, 1997, the Municipal Income, Government Income and Global Income Funds did not offer Class B and Class C Shares respectively.

(3) Prior to May 1, 1996 and August 15, 1997, Short Duration Government, Short Duration Tax-Free, and Core Fixed Income Funds did not offer Class A and B and C Shares, respectively. High Yield Fund commenced operations on August 1, 1997 with the exception of Class C Shares which commenced August 15, 1997.

     Goldman Sachs serves as the Trust's transfer and dividend disbursing agent. Under its transfer agency agreement with the Trust, Goldman Sachs has undertaken with the Trust with respect to each Fund to (i) record the issuance, transfer and redemption of shares, (ii) provide confirmations of purchases and redemptions, and quarterly statements, as well as certain other statements,
(iii) provide certain information to the Trust's custodian and the relevant subcustodian in connection with redemptions, (iv) provide dividend crediting and certain disbursing agent services, (v) maintain shareholder accounts, (vi) provide certain state Blue Sky and other information, (vii) provide shareholders and certain regulatory authorities with tax-related information, (viii) respond to shareholder inquiries, and (ix) render certain other miscellaneous services.

     As compensation for the services rendered to the Trust by Goldman Sachs as transfer and dividend disbursing agent and the assumption by Goldman Sachs of the expenses related thereto, Goldman Sachs received fees for the fiscal years ended October 31, 1998, 1997, and 1996 from each Fund then in existence as follows under the fee schedules then in effect:


Fund                                                1998                  1997              1996
----                                                ----                  ----              ----
Adjustable Rate Government                        $229,368              $272,449          $278,337
Short Duration Government                          191,462                77,989                 0
Short Duration Tax-Free                            129,376                61,185            16,980
Core Fixed Income                                  211,200                85,882            24,657
Global Income                                      378,171               106,886           121,212
Municipal Income                                   176,709               152,152            90,284
Government Income Fund                             189,925               163,181            72,237


High Yield Fund(1)                                 298,491                27,280               N/A

________________________

(1)  High Yield Fund commenced operations on August 1, 1997.

     The foregoing distribution and transfer agency agreements each provide that Goldman Sachs may render similar services to others so long as the services each provides thereunder to the Funds are not impaired thereby. Each such agreement also provides that the Trust will indemnify Goldman Sachs against certain liabilities.

EXPENSES
--------

     Except as set forth in the Prospectuses under "Service Providers" the Trust, on behalf of each Fund, is responsible for the payment of each Fund's respective expenses. The expenses borne by the outstanding classes of each Fund include, without limitation, the fees payable to the Investment Adviser, service fees paid to Service Organizations, the fees and expenses of the Trust's custodian, transfer agent fees, brokerage fees and commissions, filing fees for the registration or qualification of the Trust's shares under federal or state securities laws, expenses of the organization of the Trust, fees and expenses incurred by the Trust in connection with membership in investment company organizations, taxes, interest, costs of liability insurance, fidelity bonds or indemnification, any costs, expenses or losses arising out of any liability of, or claim for damages or other relief asserted against, the Trust for violation of any law, legal, tax and auditing fees and expenses (including the cost of legal and certain accounting services rendered by employees of Goldman Sachs, or its affiliates, with respect to the Trust), expenses of preparing and setting in type Prospectuses, Additional Statements, proxy material, reports and notices and the printing and distributing of the same to the Trust's shareholders and regulatory authorities, fees under any distribution and service, administration or service plans applicable to a particular class, any compensation and expenses of its "non-interested" Trustees and extraordinary expenses, if any, incurred by the Trust. Except for fees under any distribution and service, administration or service plans applicable to a particular class and transfer agency fees, all Fund expenses are borne on a non-class specific basis.

     The Investment Advisers voluntarily have agreed to reduce or otherwise limit certain Other Expenses (excluding management fees, fees payable under administration, distribution and service plans, transfer agency fees, taxes, interest, brokerage fees and litigation, indemnification and other extraordinary expenses) to the following percentage of each Fund's average daily net assets:

Adjustable Rate Government Fund             0.05%
Short Duration Government Fund              0.00%
Municipal Income Fund                       0.00%
Government Income Fund                      0.00%
Short Duration Tax-Free Fund                0.00%
Core Fixed Income                           0.10%
Global Income Fund                          0.00%
High Yield Fund                             0.02%

     Such reductions or limits are calculated monthly on a cumulative basis.
The Investment Advisers may modify or discontinue such expense limitations or the limitations on the management fees, described above under "Management -- Investment Advisers," in the future at their discretion. For the fiscal years ended October 31, 1998, October 31, 1997, and October 31, 1996, "Other Expenses" of each Fund were reduced by the Investment Advisers in the following amounts under fee expense limitations that were then in effect:

                                                1998                    1997                1996
                                                ----                    ----                ----
Adjustable Rate Government                   $ 22,059                 $191,739            $386,863
Short Duration Government                     460,255                  285,329             169,069
Short Duration Tax-Free                       377,665                  282,291             238,097
Core Fixed Income                             485,499                  311,343             233,065
Municipal Income                              447,257                  299,884             238,203
Government Income                             472,433                  364,989             219,091
Global Income                                 325,544                  223,969             337,079
High Yield/(1)/                                92,497                  200,097                 N/A

------------------------

(1)  High Yield Fund commenced operations on August 1, 1997.

     Fees and expenses of legal counsel, registering shares of each Fund, holding meetings and communicating with shareholders may include an allocable portion of the cost of maintaining an internal legal and compliance department. Each Fund may also bear an allocable portion of the costs incurred by the Investment Advisers in performing certain accounting services not being provided by the Trust's custodian.

Custodian and Sub-Custodians
----------------------------

     State Street Bank and Trust Company ("State Street"), 1776 Heritage Drive, North Quincy, Massachusetts 02110, is the custodian of the Trust's portfolio securities and cash. State Street also maintains the Trust's accounting records. State Street may appoint sub-custodians from time to time to hold certain securities purchased by the Trust in foreign countries and to hold cash and currencies for the Trust.

Independent Public Accountants
------------------------------

     Arthur Andersen LLP, independent public accountants, 225 Franklin Place, Boston, Massachusetts 02110, have been selected as auditors of the Trust. In addition to audit services, Arthur Andersen LLP prepares the Trust's federal and state tax returns, and provides consultation and assistance on accounting, internal control and related matters.

                            PORTFOLIO TRANSACTIONS

     The portfolio transactions for the Funds are generally effected at a net price without a broker's commission (i.e., a dealer is dealing with a Fund as principal and receives compensation equal to the spread between the dealer's cost for a given security and the resale price of such security). In certain foreign countries, debt securities in which the Core Fixed Income, Global

Income and High Yield Funds may invest are traded on exchanges at fixed commission rates. In connection with portfolio transactions, the Management Agreement provides that the Investment Advisers shall attempt to obtain the best net price and the most favorable execution. The Management Agreement provides that, on occasions when an Investment Adviser deems the purchase or sale of a security to be in the best interests of a Fund as well as its other customers (including any other fund or other investment company or advisory account for which the Investment Advisers or an affiliate act as Investment Adviser), a Fund, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for such other customers in order to obtain the best net price and most favorable execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the applicable Investment Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to the applicable Fund and such other customers. In some instances, this procedure may adversely affect the size and price of the position obtainable for a Fund. The Management Agreement permits each Investment Adviser, in its discretion, to purchase and sell portfolio securities to and from dealers who provide the Trust with brokerage or research services in which dealers may execute brokerage transactions at a higher cost to the Fund. Brokerage and research services furnished by firms through which the Fund's effect their securities transactions may be used by the Investment Advisers in servicing other accounts and not all of these services may be used by the Investment Adviser in connection with the specific Fund generating the brokerage credits. Such research or other services may include research reports on companies, industries, and securities; economic and financial data; financial publications; computer data bases; quotation equipment and services; and research-oriented computer hardware, software and other services. The fees received under the Management Agreement are not reduced by reason of the Investment Adviser receiving such brokerage and research services. In addition, in selecting brokers and dealers, the Investment Advisers may take into account sales of shares of the Funds and other funds in the Goldman Sachs Group of Funds by such brokers and dealers.

For the fiscal year ended October 31, 1998, the Funds then in existence paid approximate brokerage commissions as follows:

                                                               Total                          Total        Brokerage
                                                           Brokerage                      Amount of      Commissions
                                           Total         Commissions                    Transaction             Paid
                                       Brokerage             Paid to                       on which       to Brokers
                                     Commissions          Affiliated                    Commissions        Providing
                                            Paid             Persons                           Paid3        Research
                                            ====             =======                           ====         ========
Fiscal Year Ended

October 31, 1998:

Adjustable Rate Fund                    $54,000          $54,000 (100%)/1/      $1,510,000,000 (100%)/2/       N/A

Short Duration Government Fund           26,000           26,000 (100%)/1/         662,000,000 (100%)/2/       N/A

Short Duration Tax-Free Fund              1,000            1,000 (100%)/1/          16,000,000 (100%)/2/       N/A

Government Income Fund                    8,000            8,000 (100%)/1/         171,000,000 (100%)/2/       N/A

Municipal Income Fund                     3,000            3,000 (100%)/1/          62,000,000 (100%)/2/       N/A

Core Fixed Income Fund                    9,000            9,000 (100%)/1/         193,000,000 (100%)/2/       N/A

Global Income Fund                        8,000            8,000 (100%)/1/         128,000,000 (100%)/2/       N/A

High Yield Fund                            ---              ---                        ---                     ---

-----------------------
1    Percentage of total commissions paid.
2 Percentage of total amount of transactions involving the payment of commissions effected through affiliated persons.
3    Refers to Market Value of Futures Contracts.

For the fiscal year ended October 31, 1997, the Funds then in existence paid approximate brokerage commissions as follows:

                                                                                   Total                     Total         Brokerage
                                                                               Brokerage                 Amount of       Commissions
                                                             Total           Commissions               Transaction              Paid
                                                         Brokerage               Paid to                  on which        to Brokers
                                                       Commissions            Affiliated               Commissions         Providing
                                                              Paid               Persons                     Paid/3/        Research
                                                              ----               -------                     ----           --------
Fiscal Year Ended
October 31, 1997:

Adjustable Rate Fund                                       $61,000        $61,000(100%)/1/     $739,605,010(100%)/2/             N/A

Short Duration Government
 Fund                                                       19,000         19,000(100%)/1/      494,733,847(100%)/2/             N/A

Short Duration Tax-Free
 Fund

Government Income Fund                                       2,400          2,400(100%)/1/       26,765,840(100%)/2/             N/A

Municipal Income Fund                                        1,800          1,800(100%)/1/       33,112,625(100%)/2/             N/A

Core Fixed Income Fund                                       3,000          3,000(100%)/1/        8,429,994(100%)/2/             N/A

Global Income Fund                                             ---                   ---                       ---               ---

High Yield Fund                                                ---                   ---                       ---               ---

-------------------------
1   Percentage of total commissions paid.
2 Percentage of total amount of transactions involving the payment of commissions effected through affiliated persons.
3   Refers to Market Value of Futures Contracts.

For the fiscal year ended October 31, 1996, the Funds then in existence paid approximate brokerage commissions as follows:

                                                               Total                           Total             Brokerage
                                                           Brokerage                       Amount of           Commissions
                                        Total            Commissions                     Transaction                  Paid
                                    Brokerage                Paid to                        on which            to Brokers
                                  Commissions             Affiliated                     Commissions             Providing
                                         Paid                Persons                           Paid3              Research
                                         ====                =======                            ====              ========
Fiscal Year Ended
October 31, 1996:

Adjustable Rate Fund                 $108,000      $108,000(100%)/1/         $2,121,317,579(100%)/2/                   N/A

Short Duration Government Fund         24,000        24,000(100%)/1/            447,205,928(100%)/2/                   N/A

Short Duration Tax-Free Fund            1,000         1,000(100%)/1/              8,559,280(100%)/2/                   N/A

Government Income Fund                  1,200         1,200(100%)/1/             24,437,288(100%)/2/                   N/A

Municipal Income Fund                   2,750         2,750(100%)/1/             51,101,625(100%)/2/                   N/A

Core Fixed Income Fund                  4,000         4,000(100%)/1/             43,548,299(100%)/2/                   N/A

Global Income Fund                        ---                    ---                             ---                   ---

----------------
1   Percentage of total commissions paid.
2 Percentage of total amount of transactions involving the payment of commissions effected through affiliated persons.
3   Refers to Market Value of Futures Contracts.

During the fiscal year ended October 31, 1998, the Funds acquired and sold securities of their regular broker-dealers: NationsBank Corp., Salomon Smith Barney Holdings, Lehman Brothers Holdings, J.P. Morgan & Co., Nomura Securities International, Bear Stearns & Co., Donaldson, Lufkin & Jenrette, Credit Suisse First Boston, Canadian Imperial Bank of Commerce, Merrill Lynch & Co.

     At October 31, 1998, Short Duration Tax-Free Fund and Municipal Income Fund held no securities of their regular broker-dealers. As of the same date, Short Duration Government Fund, Global Income Fund, Adjustable Rate Government Fund, Government Income Fund, Core Fixed Income Fund and High Yield Fund held the following amounts of securities of their regular broker-dealers, as defined in Rule 10b-1 under the Act, or their parents ($ in thousands): Short Duration Government Fund: Credit Suisse First Boston ($112) and NationsBank Corp. ($3,593), Global Income: Salomon Smith Barney Holdings ($671) and Merrill Lynch & Co. ($803), Adjustable Rate Government Fund: Credit Suisse First Boston ($767) and NationsBank Corp. ($24,533), Government Income Fund: Salomon Smith Barney Holdings ($1,360), Merrill Lynch & Co. ($1,476), Lehman Brothers Holdings ($1,246), Credit Suisse First Boston ($256) and NationsBank Corp. ($8,196),
Core Fixed Income: Merrill Lynch & Co. ($3,949), Donaldson, Lufkin & Jenrette ($5,121), Lehman Brothers Holdings ($1,665), Credit Suisse First Boston ($391) and NationsBank Corp. ($12,519), High Yield Fund: Credit Suisse First Boston ($793) and NationsBank Corp. ($25,375).

                              SHARES OF THE TRUST

     Each Fund is a series of Goldman Sachs Trust, a Delaware business trust established by a Declaration of Trust dated January 28, 1997. The Funds were previously series of Goldman Sachs Trust, a Massachusetts business trust, and were reorganized into the Trust as of April 30, 1997.

     The Trustees have authority under the Trust's Declaration of Trust to create and classify shares of beneficial interest in separate series, without further action by shareholders. The Trustees also have authority to classify and reclassify any series of shares into one or more classes of shares. The Act requires that where more than one class or series of shares exists, each class or series must be preferred over all other classes or series in respect of assets specifically allocated to such class or series. As of the date of this Additional Statement, the Trustees have authorized: (i) the issuance of six classes of shares of Short Duration Government Fund, Short Duration Tax-Free Fund and Core Fixed Income: Institutional Shares, Administration Shares, Service Shares, Class A Shares, Class B Shares and Class C Shares; the issuance of five classes of shares of Global Income Fund, Government Income Fund, Municipal Income Fund and High Yield Fund: Institutional Shares, Service Shares, Class A Shares, Class B Shares and Class C Shares; and (ii) the issuance of four classes of shares of Adjustable Rate Government Fund: Institutional Shares, Administration Shares, Service Shares and Class A Shares. Additional series may be added in the future. As of October 31, 1998, no B or C Shares of the Adjustable Rate Government Fund were outstanding.

     Each Institutional Share, Administration Share, Service Share, Class A Share, Class B Share and Class C Share of a Fund represents a proportionate interest in the assets belonging to the applicable class of the Fund. All expenses of a Fund are borne at the same rate by each class of shares, except that fees under Administration and Service Plans are borne exclusively by Administration and Service Shares, fees under Distribution and Service Plans are borne exclusively by Class A, Class B or Class C Shares and transfer agency fees are borne at different rates by Class A, Class B or Class C Shares than Institutional, Administration and Service Shares. The Trustees may determine in the future that it is appropriate to allocate other expenses differently among classes of shares and may do so to the extent consistent with the rules of the SEC and positions of the Internal Revenue Service. Each class of shares may have different minimum investment requirements and be entitled to different shareholder services. Currently, shares of a class may only be exchanged for shares of the same or an equivalent class of another series. See "Shareholder Guide" in the Prospectus.

     Institutional Shares may be purchased at net asset value without a sales charge for accounts in the name of an investor or institution that is not compensated by a Fund for services provided to the institution's customers.

     Administration Shares may be purchased for accounts held in the name of an institution that provides certain account administration services to its customers, including maintenance of account records and processing orders to purchase, redeem and exchange Administration Shares. Administration Shares bear the cost of account administration fees at the annual rate of up to 0.25% of the average daily net assets of such Administration Shares.

     Service Shares may be purchased at net asset value without a sales charge for accounts held in the name of an institution that, directly or indirectly, provides certain account administration and shareholder liaison services to its customers, including maintenance of account records and processing orders to purchase, redeem and exchange Service Shares. Service Shares bear the cost of account administration fees at the annual rate of up to 0.50% of the average daily net assets of the Fund attributed to Service Shares.

     Class A Shares are sold, with an initial sales charge, through brokers and dealers who are members of the National Association of Securities Dealers, Inc. and certain other financial service firms that have sales agreements with Goldman Sachs. Class A Shares of the Funds bear the cost of distribution (Rule 12b-1) fees at the aggregate rate of up to 0.25% of the average daily net assets of such Class A Shares. With respect to Class A Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution and Services Plan for personal and account maintenance services and expenses so long as such total compensation under the Plan does not exceed the maximum cap on "service fees" imposed by the NASD.

     Class B and Class C Shares of the Funds are sold subject to a contingent deferred sales charge through brokers and dealers who are members of the National Association of Securities Dealers, Inc. and certain other financial services firms that have sales arrangements with Goldman Sachs. Class B and Class C Shares bear the cost of distribution (Rule 12b-1) fees at the aggregate rate of up to 0.75% of the average daily net assets attributed to Class B and Class C Shares. Class A (Global Income Fund only), Class B and Class C Shares also bear the cost of service fees at an annual rate of up to 0.25% of the average daily net assets attributed to such Shares.

     It is possible that an institution or its affiliate may offer different classes of shares (i.e., Institutional, Administration, Service, Class A, Class B and Class C Shares) to its customers and thus receive different compensation with respect to different classes of shares of each Fund. Dividends paid by each Fund, if any, with respect to each class of shares will be calculated in the same manner, at the same time on the same day and will be in the same amount, except for differences caused by the fact that the respective account administration, service and distribution and service fees relating to a particular class will be borne exclusively by that class. Similarly, the net asset value per share may differ depending upon the class of shares purchased.

     Certain aspects of the shares may be altered, after advance notice to shareholders, if it is deemed necessary in order to satisfy certain tax regulatory requirements.

     When issued, shares are fully paid and non-assessable. In the event of liquidation of a Fund, shareholders of that Fund are entitled to share pro rata in the net assets of the applicable class of the relevant Fund available for distribution to such shareholders. All shares are freely transferable and have no preemptive, subscription or conversion rights.

     As of November 30, 1998, the following entities and persons owned of record 5% or more of the outstanding shares of the following Funds: Adjustable Rate Government Fund (Institutional Class) -- First Trust of New York, 100 Wall Street, Suite 1600, New York, NY (13%); Regents of the University of Minnesota, 100 Church Street SE, Room 311A, Minneapolis, MN 55455 (6%); Meadows Foundation Inc., 3003 Swiss Avenue, Dallas, TX 75204 (5%), and Quintiles Transnational Corp., P.O. Box 13979, RTP, NC 27709 (5%); Short Duration Government Fund (Institutional Class) -- Goldman Sachs Asset Allocation, 4900 Sears Tower, Chicago, IL 60606 (15%); Short Duration Tax-Free Fund (Institutional Class) Lowenthal Accounts, Goldman Sachs Asset Management, Attn: Anita Kerr, 1 New York Plaza, Floor 40, New York, NY 10004 (32%); and Donald R. Gant, Partner, Goldman, Sachs & Co., 85 Broad Street, 22nd Floor, New York, NY 10004 (7%); Core Fixed Income (Institutional Class) -- Goldman Sachs Asset Allocation, 4900 Sears Tower, Chicago, IL 60606 (25%); C-PO2-EB Employee Benefits, Methodist Medical Center of Illinois, NCIL Trust Company, 301 SW Adams Street, P.O. Box 749, Peoria, IL 61652 (7%) and Mellon Bank, Three Mellon Bank Center, 34th Floor, Pittsburg, PA 15258 (6%); Core Fixed Income Fund (Class A shares) -- Resources Trust Company, FBO Various Customers, 8051 E. Maplewood Avenue, Englewood, CO 80111 (5%); Global Income Fund (Institutional Class) -- Goldman Sachs Asset Allocation, 4900 Sears Tower, Chicago IL 60606 (14%); and State Street Bank and Trust, GS Profit Sharing Master Trust, P.O. Box 1992, Boston, MA 02105-1992 (15%); High Yield Fund (Institutional Class) -- Goldman Sachs Asset Allocation, 4900 Sears Tower, Chicago IL 60606 (7%); and Municipal Income Fund (Institutional Class) -- Lowenthal Account, Goldman Sachs Asset Management,
Attn:  Anita Kerr, 1 New York Plaza, Floor 40, New York, NY 10004 (5%).

     As of November 30, 1998, the following entities beneficially owned 5% or more of the outstanding shares of the following Funds: Adjustable Rate Government Fund

(Institutional Class) First Security Bank of Idaho, Idaho Housing Agency, c/o First Security Bank of Idaho, P.O. Box 30007, Salt Lake City, UT 84130 (6%). Short Duration Government Fund (Institutional Class) State Street Bank & Trust, P.O. Box 1992, Boston, MA 02105 (20%); and Core Fixed Income Fund (Institutional Class) Goldman Sachs Asset Management, Attn: Doris Caramello, 1 New York Plaza, Floor 42, New York, NY 10004 (15%).

     Rule 18f-2 under the Act provides that any matter required to be submitted by the provisions of the Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each class or series affected by such matter. Rule 18f-2 further provides that a class or series shall be deemed to be affected by a matter unless the interests of each class or series in the matter are substantially identical or the matter does not affect any interest of such class or series. However, Rule 18f-2 exempts the selection of independent public accountants, the approval of principal distribution contracts and the election of trustees from the separate voting requirements of Rule 18f-2.

     The Trust is not required to hold annual meetings of shareholders and does not intend to hold such meetings. In the event that a meeting of shareholders is held, each share of the Trust will be entitled, as determined by the Trustees, either to one vote for each share or to one vote for each dollar of net asset value represented by such shares on all matters presented to shareholders including the election of Trustees (this method of voting being referred to as "dollar based voting"). However, to the extent required by the Act or otherwise determined by the Trustees, series and classes of the Trust will vote separately from each other. Shareholders of the Trust do not have cumulative voting rights in the election of Trustees. Meetings of shareholders of the Trust, or any series or class thereof, may be called by the Trustees, certain officers or upon the written request of holders of 10% or more of the shares entitled to vote at such meetings. The Trustees will call a special meeting of shareholders for the purpose of electing Trustees, if, at any time, less than a majority of Trustees holding office at the time were elected by shareholders. The shareholders of the Trust will have voting rights only with respect to the limited number of matters specified in the Declaration of Trust and such other matters as the Trustees may determine or may be required by law.

     The Declaration of Trust provides for indemnification of Trustees, officers and agents of the Trust unless the recipient is adjudicated (i) to be liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office or (ii) not to have acted in good faith in the reasonable belief that such person's actions were in the best interest of the Trust. The Declaration of Trust provides that, if any shareholder or former shareholder of any series is held personally liable solely by reason of being or having been a shareholder and not because of the shareholder's acts or omissions or for some other reason, the shareholder or former shareholder (or heirs, executors, administrators, legal representatives or general successors) shall be held harmless from and indemnified against all loss and expense arising from such liability. The Trust, acting on behalf of any affected series, must, upon request by such shareholder, assume the defense of any claim made against such shareholder for any act or obligation of the series and satisfy any judgment thereon from the assets of the series.

     The Declaration of Trust permits the termination of the Trust or of any series or class of the Trust (i) by a majority of the affected shareholders at a meeting of shareholders of the Trust, series or class; or (ii) by a majority of the Trustees without shareholder approval if the Trustees determine that such action is in the best interest of the Trust or its shareholders. The factors and events that the Trustees may take into account in making such determination include (i) the inability of the Trust or any successor series or class to maintain its assets at an appropriate size; (ii) changes in laws or regulations governing the Trust, series or class or affecting assets of the type in which it invests; or (iii) economic developments or trends having a significant adverse impact on their business or operations.

     The Declaration of Trust authorizes the Trustees without shareholder approval to cause the Trust, or any series thereof, to merge or consolidate with any corporation, association, trust or other organization or sell or exchange all or substantially all of the property belonging to the Trust or any series thereof. In addition, the Trustees, without shareholder approval, may adopt a master-feeder structure by investing all or a portion of the assets of a series of the Trust in the securities of another open-end investment company with substantially the same investment objective, restrictions and policies.

     The Declaration of Trust permits the Trustees to amend the Declaration of Trust without a shareholder vote. However, shareholders of the Trust have the right to vote on any amendment (i) that would affect the voting rights of shareholders; (ii) that is required by law to be approved by shareholders; (iii) that would amend the voting provisions of the Declaration of Trust; or (iv) that the Trustees determine to submit to shareholders.

     The Trustees may appoint separate Trustees with respect to one or more series or classes of the Trust's shares (the "Series Trustees"). Series Trustees may, but are not required to, serve as Trustees of the Trust or any other series or class of the Trust. The Series Trustees have, to the exclusion of any other Trustees of the Delaware Trust, all the powers and authorities of Trustees under the Trust Instrument with respect to any other series or class.

SHAREHOLDER AND TRUSTEE LIABILITY

     Under Delaware law, the shareholders of the Funds are not generally subject to liability for the debts or obligations of the Trust. Similarly, Delaware law provides that a series of the Trust will not be liable for the debts or obligations of any other series of the Trust. However, no similar statutory or other authority limiting business trust shareholder liability exists in other states. As a result, to the extent that a Delaware business trust or a shareholder is subject to the jurisdiction of courts of such other states, the courts may not apply Delaware law and may thereby subject the Delaware business trust shareholders to liability. To guard against this risk, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of a Fund. Notice of such disclaimer will normally be given in each agreement, obligation or instrument entered into or executed by a series or the Trustees. The Declaration of Trust provides for indemnification by the relevant Fund for all loss suffered by a shareholder as a result of an obligation of the series. The Declaration of Trust also provides that a series shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the series and satisfy any judgment thereon. In view of the above, the risk of personal liability of shareholders of Delaware business trust is remote.

     In addition to the requirement under Delaware law, the Declaration of Trust provides that shareholders of a series may bring a derivative action on behalf of the series only if the following conditions are met: (a) shareholders eligible to bring such derivative action under Delaware law who hold at least 10% of the outstanding shares of the series, or 10% of the outstanding shares of the class to which such action relates, shall join in the request for the Trustees to commence such action; and (b) the Trustees must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis of and to employ other Investment Advisers in considering the merits of the request and shall require an undertaking by the shareholders making such request to reimburse the Fund for the expense of any such Investment Advisers in the event that the Trustees determine not to bring such action.

     The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

                                 NET ASSET VALUE

     Under the Act, the Trustees of the Trust are responsible for determining in good faith the fair value of securities of the Funds. In accordance with procedures adopted by the Trustees of the Trust, the net asset value per share of each class of each Fund is calculated by determining the value of the net assets attributable to each class of that Fund and dividing by the number of outstanding shares of that class. All securities are valued as of the close of regular trading on the New York Stock Exchange (normally, but not always, 4:00 p.m. New York time) on each Business Day. The term "Business Day" means any day the New York Stock Exchange is open for trading, which is Monday through Friday except for holidays. The New York Stock Exchange is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day (observed), Good Friday, Memorial Day (observed), Independence Day (observed), Labor Day, Thanksgiving Day and Christmas Day (observed).

     For the purpose of calculating the net asset value of the Funds, investments are valued under valuation procedures established by the Trustees. Portfolio securities, other than money market instruments for which accurate market quotations are readily available are valued as follows: (a) via electronic feeds to the custodian bank containing dealer-supplied bid quotations or bid quotations from a nationally recognized pricing service; (b) securities for which the custodian bank is unable to obtain an external price or with respect to which the Investment Adviser believes an external price does not reflect accurate market values, will be valued by the Investment Adviser in good faith based on valuation models that take into account daily spread and yield changes on government securities (i.e., matrix pricing); (c) overnight repurchase agreements will be valued by the Investment Adviser at cost; (d) term repurchase agreements (i.e., those whose maturity exceeds seven days) and interest rate swaps, caps, collars and floors will be valued at the average of the bid quotations obtained daily from at least one dealer; (e) debt securities with a remaining maturity of 60 days or less are valued by the Investment Adviser at amortized cost, which the Trustees have determined to approximate fair value; (f) spot and forward foreign currency exchange contracts will be valued using a pricing service such as Reuters (if quotations are unavailable from a pricing service or, if the quotations by the Investment Adviser are believed to be inaccurate, the contracts will be valued by calculating the mean between the last bid and asked quotations supplied by at least one independent dealers in such contracts); (g) exchange-traded options and futures contracts will be valued by the custodian bank at the last sale price on the exchange where such contracts and options are principally traded; and (h) over-the-counter options will be valued by a broker identified by the portfolio manager/trader.

     In addition, portfolio securities of the Global Income Fund for which accurate market quotations are available are valued as follows: (a) securities listed on any U.S. or foreign stock exchange or on the National Association of Securities Dealers Automated Quotations System ("NASDAQ") will be valued at the last sale price on the exchange or system in which they are principally traded, on the valuation date. If there is no sale on the valuation day, securities traded will be valued at the mean between the closing bid and asked prices, or if closing bid and asked prices are not available, at the exchange defined close price on the exchange or system in which such securities are principally traded. If the relevant exchange or system has not closed by the time for determining the Fund's net asset value; the securities will be valued at the mean between the bid and asked prices at the time the net asset value is determined. Over-the-counter securities not quoted on NASDAQ will be valued at the last sale price on the valuation day or, if no sale occurs, at the mean between the last bid and asked prices.

     All other securities, including those for which a pricing service supplies no exchange quotation or a quotation that is believed by the portfolio manager/trader to be inaccurate; will be valued at fair value as stated in the valuation procedures which were approved by the Board of Trustees.

     Money market instruments held by a Fund with a remaining maturity of sixty days or less will be valued by the amortized cost method, which the Trustees have determined approximates market value.

     The value of all assets and liabilities expressed in foreign currencies will be converted into U.S. dollar values at current exchange rates of such currencies against U.S. dollars last quoted by any major bank. If such quotations are not available, the rate of exchange will be determined in good faith by or under procedures established by the Board of Trustees.

     Generally, trading in foreign securities is substantially completed each day at various times prior to the time the Global Income, Core Fixed Income and High Yield Funds calculate their net asset value. Occasionally, events affecting the values of such securities may occur between the times at which they are determined and the calculation of net asset value which will not be reflected in the computation of the Fund's net asset value unless the Trustees deem that such event would materially affect the net asset value, in which case an adjustment may be made.

                                 TAXATION

     The following is a summary of the principal U.S. federal income, and certain state and local, tax considerations regarding the purchase, ownership and disposition of shares in the Funds. This summary does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies and financial institutions. Each prospective shareholder is urged to consult his own tax Investment Adviser with respect to the specific federal, state, local and foreign tax consequences of investing in the Funds. This summary is based on the laws in effect on the date of this Additional Statement, which are subject to change.

                                    GENERAL
                                    -------

     Each Fund is treated as a separate entity for tax purposes, has elected to be treated as a regulated investment company and intends to qualify for such treatment for each taxable year under Subchapter M of the Code. To qualify as such, a Fund must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders. As a regulated investment company, a Fund will not be subject to federal income or excise tax on any net investment income and net realized capital gains that are distributed to its shareholders in accordance with certain timing requirements of the Code.

     Qualification as a regulated investment company under the Code requires, among other things, that (a) a Fund derive at least 90% of its gross income (including tax-exempt interest) for its taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stocks or securities, or foreign currencies or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "90% gross income test"); and (b) a Fund diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the market value of its total (gross) assets is comprised of cash, cash items, United States Government Securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total (gross) assets is invested in the securities of any one issuer (other than United States Government Securities and securities of other regulated investment companies) or two or more issuers controlled by a Fund and engaged in the same, similar or related trades or businesses.

     Future Treasury regulations could provide that qualifying income under the 90% gross income test will not include gains from foreign currency transactions that are not directly related to Core Fixed Income Fund's or Global Income Fund's principal business of investing in stock or securities or options and futures with respect to stock or securities. Using foreign currency positions or entering into foreign currency options, futures and forward contracts for purposes other than hedging currency risk with respect to securities in Core Fixed Income Fund's or

Global Income Fund's portfolio or anticipated to be acquired may not qualify as "directly related" under these tests.

     As a regulated investment company, a Fund will not be subject to U.S. federal income tax on the portion of its income and capital gains that it distributes to its shareholders in any taxable year for which it distributes, in compliance with the Code's timing and other requirements, at least 90% of its "investment company taxable income" (which includes dividends, taxable interest, taxable original issue discount income, market discount income, income from securities lending, net short-term capital gain in excess of net long-term capital loss, certain net realized foreign exchange gains, and any other taxable income other than "net capital gain" as defined below and is reduced by deductible expenses) and at least 90% of the excess of its gross tax-exempt interest income, if any, over certain disallowed deductions ("net tax-exempt interest"). A Fund may retain for investment its "net capital gain" (which consists of the excess of its net long-term capital gain over its net short-term capital loss). However, if a Fund retains any investment company taxable income or net capital gain, it will be subject to tax at regular corporate rates on the amount retained. If a Fund retains any net capital gain, that Fund may designate the retained amount as undistributed net capital gain in a notice to its shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by that Fund against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal under current law to 65% of the amount of undistributed net capital gain included in the shareholder's gross income. Each Fund intends to distribute for each taxable year to its shareholders all or substantially all of its investment company taxable income (if any), net capital gain and any net tax-exempt interest. Exchange control or other foreign laws, regulations or practices may restrict repatriation of investment income, capital or the proceeds of securities sales by foreign investors such as Global Income Fund or Core Fixed Income and may therefore make it more difficult for Global Income Fund or Core Fixed Income to satisfy the distribution requirements described above, as well as the excise tax distribution requirements described below. However, Global Income Fund and Core Fixed Income Fund generally expect to be able to obtain sufficient cash to satisfy such requirements from new investors, the sale of securities or other sources. If for any taxable year a Fund does not qualify as a regulated investment company, it will be taxed on all of its investment company taxable income and net capital gain at corporate rates, its net tax-exempt interest (if any) may be subject to the alternative minimum tax, and its distributions to shareholders will be taxable as ordinary dividends to the extent of its current and accumulated earnings and profits.

     For federal income tax purposes, each Fund is permitted to carry forward a net capital loss in any year to offset its own capital gains, if any, during the eight years following the year of the loss. At October 31, 1998, the Funds had approximately the following amounts of capital loss carry forwards:

                                                           Years of
                                  Amount                  Expiration
                                  ------                  ----------
Adjustable Rate Government      $47,858,866                2000-2004

Short Duration Government        14,280,994                2002-2005
Short Duration Tax-Free           3,868,000                2002-2003
High Yield                        5,746,000                  2006

     These amounts are available to be carried forward to offset future capital gains to the extent permitted by the Code and applicable tax regulations.

     In order to avoid a 4% federal excise tax, each Fund must distribute or be deemed to have distributed by December 31 of each calendar year at least 98% of its taxable ordinary income for such year, at least 98% of the excess of its capital gains over its capital losses (generally computed on the basis of the one-year period ending on October 31 of such year) and 100% of any taxable ordinary income and the excess of capital gains over capital losses for the prior year that were not distributed during such year and on which the Fund did not pay federal income tax. The Funds anticipate that they will generally make timely distributions of income and capital gains in compliance with these requirements so that they will generally not be required to pay the excise tax.

     For federal income tax purposes, dividends declared by a Fund in October, November or December as of a record date in such a month that are actually paid in January of the following year will be treated as if they were received by shareholders on December 31 of the year declared.

     The Tax Exempt Funds may purchase Municipal Securities together with the right to resell the securities to the seller at an agreed-upon price or yield within a specified period prior to the maturity date of the securities. Such a right to resell is commonly known as a "put" and is also referred to as a "standby commitment." The Tax Exempt Funds may pay for a standby commitment either separately, in cash, or in the form of a higher price for the securities that are acquired subject to the standby commitment, thus increasing the cost of securities and reducing the yield otherwise available. Additionally, the Tax Exempt Funds may purchase beneficial interests in Municipal Securities held by trusts, custodial arrangements or partnerships and/or combined with third-party puts and other types of features such as interest rate swaps; those investments may require the Fund to pay "tender fees" or other fees for the various features provided.

     The Service has issued a revenue ruling to the effect that, under specified circumstances, a registered investment company will be the owner of tax-exempt municipal obligations acquired subject to a put option. The Service has also issued private letter rulings to certain taxpayers (which do not serve as precedent for other taxpayers) to the effect that tax-exempt interest received by a regulated investment company with respect to such obligations will be tax-exempt in the hands of the company and may be distributed to its shareholders as exempt-interest dividends. The Service has subsequently announced that it will not ordinarily issue advance ruling letters as to the identity of the true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the security, or the participation interest therein, to be purchased by either the seller or a third party. Each of the Tax Exempt Funds intends to take the position that it is the owner of any municipal obligations acquired subject to a standby commitment or other third party put and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands. There is no assurance that the Service will agree with such position in any particular case. Additionally, the federal income tax treatment of certain other aspects of these investments, including the treatment of tender fees paid by these Funds, in relation to various regulated investment company tax provisions is unclear. However, the Investment Adviser intends to manage the Tax Exempt Funds' portfolios in a manner designed to minimize any adverse impact from the tax rules applicable to these investments.

     Gains and losses on the sale, lapse, or other termination of options and futures contracts, options thereon and certain forward contracts (except certain foreign currency options, forward contracts and futures contracts) will generally be treated as capital gain and losses. Certain of the futures contracts, forward contracts and options held by a Fund will be required to be "marked-to-market" for federal income tax purposes, that is, treated as having been sold at their fair market value on the last day of the Fund's taxable year. These provisions may require a Fund to recognize income or gains without a concurrent receipt of cash. Any gain or loss recognized on actual or deemed sales of these futures contracts, forward contracts or options will (except for certain foreign currency options, forward contracts, and futures contracts) be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. As a result of certain hedging transactions entered into by a Fund, that Fund may be required to defer the recognition of losses on futures or forward contracts and options or underlying securities or foreign currencies to the extent of any unrecognized gains on related positions held by the Fund and the characterization of gains or losses as long-term or short-term may be changed. The tax provisions described above applicable to options, futures and forward contracts may affect the amount, timing, and character of a Fund's distributions to shareholders. Certain tax elections may be available to the Funds to mitigate some of the unfavorable consequences described in this paragraph.

     Section 988 of the Code contains special tax rules applicable to certain foreign currency transactions and instruments that may affect the amount, timing and character of income, gain or loss recognized by Core Fixed Income Fund and Global Income Fund. Under these rules, foreign exchange gain or loss realized by Core Fixed Income Fund or Global Income Fund with respect to foreign currencies and certain futures and options thereon, foreign currency-denominated debt instruments, foreign currency forward contracts, and foreign currency-denominated payables and receivables will generally be treated as ordinary income or loss, although in some cases elections may be available that would alter this treatment. If a net foreign exchange loss treated as ordinary loss under Section 988 of the Code were to exceed a Fund's investment company taxable income (computed without regard to such loss) for a taxable year, the resulting loss would not be deductible by the Fund or its shareholders in future years. Net loss, if any, from certain foreign currency transactions or instruments could exceed net investment income otherwise calculated for accounting purposes with the result being either no dividends being paid or a portion of Core Fixed Income Fund's, High Yield Fund's or Global Income Fund's dividends being treated as a return of capital for tax purposes, nontaxable to the extent of a shareholder's tax basis in his shares and, once such basis is exhausted, generally giving rise to capital gains.

     Core Fixed Income, Global Income, and High Yield Funds may be subject to foreign taxes on income (possibly including, in some cases, capital gains) from foreign securities. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. Because more than 50% of Global Income Fund's total assets at the close of any taxable year will generally consist of stock or securities of foreign corporations, Global Income Fund will generally qualify to file an election with the Internal Revenue Service pursuant to which shareholders of Global Income Fund would be required to (i) include in ordinary gross income (in addition to taxable dividends actually received) their pro rata shares of foreign income taxes paid by Global Income Fund that are treated as income taxes under U.S. tax regulations (which excludes, for example, stamp taxes, securities transaction taxes, and similar taxes) even though not actually received by such shareholders, and (ii) treat such respective pro rata portions as foreign income taxes paid by them. Global Income Fund may or may not make this election for any particular taxable year. Core Fixed Income and High Yield Funds will not satisfy the 50% requirement described above and, therefore, will not make this election. Core Fixed Income and High Yield Funds and, if it does not make the election, Global Income Fund will, however, be entitled to deduct such taxes in computing the amounts they are required to distribute.

     If Global Income Fund makes this election, its shareholders may then deduct such pro rata portions of qualified foreign taxes in computing their taxable incomes, or, alternatively, use them as foreign tax credits, subject to applicable limitations, against their U.S. federal income taxes. Shareholders who do not itemize deductions for federal income tax purposes will not, however, be able to deduct their pro rata portion of qualified foreign taxes paid by Global Income Fund, although such shareholders will be required to include their shares of such taxes in gross income if Global Income Fund makes the election referred to above.

     If a shareholder chooses to take a credit for the foreign taxes deemed paid by such shareholder as a result of any such election by Global Income Fund, the amount of the credit that may be claimed in any year may not exceed the same proportion of the U.S. tax against which such credit is taken which the shareholder's taxable income from foreign sources (but not in excess of the shareholder's entire taxable income) bears to his entire taxable income. For this purpose, distributions from long-term and short-term capital gains or foreign currency gains by Global Income Fund will generally not be treated as income from foreign sources. This foreign tax credit limitation may also be applied separately to certain specific categories of foreign-source income and the related foreign taxes. As a result of these rules, which have different effects depending upon each shareholder's particular tax situation, certain shareholders of Global Income Fund may not be able to claim a credit for the full amount of their proportionate shares of the foreign taxes paid by the Fund.

     Shareholders who are not liable for U.S. federal income taxes, including tax-exempt shareholders, will ordinarily not benefit from this election. Each year, if any, that Global Income Fund files the election described above, its shareholders will be notified of the amount of (i) each shareholder's pro rata share of qualified foreign income taxes paid by Global Income Fund and (ii) the portion of Fund dividends which represents income from each foreign country.

     If Core Fixed Income, Global Income or High Yield Funds acquire stock (including, under proposed regulations, an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations ("passive foreign investment companies") that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their assets in investments producing such passive income, the Fund could be subject to federal income tax and additional interest charges on "excess distributions" received from such companies or gain from the sale of such stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election would require the Fund to recognize taxable income or gain without the concurrent receipt of cash. Core Fixed Income, Global Income and High Yield Funds may limit and/or manage their holdings in passive foreign investment companies to minimize their tax liability or maximize their return from these investments.

     A Fund's investment in zero coupon securities, deferred interest securities, capital appreciation bonds or other securities bearing original issue discount or, if a Fund elects to include market discount in income currently, market discount, as well as any "mark-to-market" gain from certain options, futures or forward contracts, as described above, will generally cause it to realize income or gain prior to the receipt of cash payments with respect to these securities or contracts. In order to obtain cash to enable it to distribute this income or gain, maintain its qualification as a regulated investment company and avoid federal income or excise taxes, a Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold.

     The federal income tax rules applicable to mortgage dollar rolls and interest rate and currency swaps, floors, caps and collars are unclear in certain respects, and a Fund may also be required to account for these instruments under tax rules in a manner that, under certain circumstances, may limit its transactions in these instruments.

Taxable U.S. Shareholders  Distributions

     TAX EXEMPT FUNDS. Each Tax Exempt Fund expects to qualify to pay "exempt-interest dividends," as defined in the Code. To qualify to pay exempt-interest dividends, the applicable Fund must, at the close of each quarter of its taxable year, have at least 50% of the value of its total assets invested in Municipal Securities whose interest is excluded from gross income under Section 103(a) of the Code. In purchasing Municipal Securities, each Tax Exempt Fund intends to rely on opinions of nationally recognized bond counsel for each issue as to the excludability of interest on such obligations from gross income for federal income tax purposes. A Tax Exempt Fund will not undertake independent investigations concerning the tax-exempt status of such obligations, nor does it guarantee or represent that bond counsels' opinions are correct. Bond counsels' opinions will generally be based in part upon covenants by the issuers and related parties regarding continuing compliance with federal tax requirements. Tax laws not only limit the purposes for which tax-exempt bonds may be issued and the supply of such bonds, but also contain numerous and complex requirements that must be satisfied on a continuing basis in order for bonds to be and remain tax-exempt. If the issuer of a bond or a user of a bond-financed facility fails to comply with such requirements at any time, interest on the bond could become taxable, retroactive to the date the obligation was issued. In that event, a portion of a Tax

Exempt Fund's distributions attributable to interest the Fund received on such bond for the current year and for prior years could be characterized or recharacterized as taxable income. The availability of tax-exempt obligations and the value of a Tax Exempt Fund's portfolio may be affected by restrictive federal income tax legislation enacted in recent years or by similar, future legislation. If a Tax Exempt Fund satisfies the applicable requirements, dividends paid by the Fund which are attributable to tax exempt interest on Municipal Securities and designated by the Fund as exempt-interest dividends in a written notice mailed to its shareholders within sixty days after the close of its taxable year may be treated by shareholders as items of interest excludable from their gross income under Section 103(a) of the Code. Exempt-interest dividends a Tax Exempt Fund receives from other regulated investment companies, including exempt-interest dividends on auction rate preferred securities of such companies held by a Fund, are treated as interest on Municipal Securities and may be distributed by a Tax Exempt Fund as exempt-interest dividends. The recipient of tax-exempt income is required to report such income on his federal income tax return. However, a shareholder is advised to consult his tax Investment Adviser with respect to whether exempt-interest dividends retain the exclusion under Section 103(a) if such shareholder would be treated as a "substantial user" under Section 147(a)(1) with respect to some or all of the tax-exempt obligations held by a Tax Exempt Fund. The Code provides that interest on indebtedness incurred or continued to purchase or carry shares of a Tax Exempt Fund is not deductible to the extent attributable to exempt-interest dividends.

     Although all or a substantial portion of the dividends paid by a Tax Exempt Fund may be excluded by shareholders of such Fund from their gross income for federal income tax purposes, each Tax Exempt Fund may purchase specified private activity bonds, the interest from which (including a Fund's distributions attributable to such interest) may be a preference item for purposes of the federal alternative minimum tax (both individual and corporate). All exempt-interest dividends from a Tax Exempt Fund, whether or not attributable to private activity bond interest, may increase a corporate shareholder's liability, if any, for corporate alternative minimum tax, and will be taken into account in determining the extent to which a shareholder's Social Security or certain railroad retirement benefits are taxable.

     The Tax Exempt Funds are not intended to constitute a balanced investment program and are not designed for investors seeking capital appreciation or maximum tax-exempt income irrespective of fluctuations in principal. Shares of the Tax Exempt Funds would not be suitable for tax-exempt institutions and may not be suitable for retirement plans qualified under Section 401 of the Code, H.R. 10 plans and individual retirement accounts since such plans and accounts are generally tax-exempt and, therefore, would not gain any additional benefit from the Funds' dividends being tax-exempt. In addition, the Tax Exempt Funds may not be an appropriate investment for persons or entities that are "substantial users" of facilities financed by private activity bonds or "related persons" thereof. "Substantial user" is defined under U.S. Treasury Regulations to include a non-exempt person which regularly uses a part of such facilities in its trade or business and whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, which occupies more than 5% of the usable area of such facilities or for which such facilities or a part thereof were specifically constructed, reconstructed or acquired. "Related persons" include certain related natural persons, affiliated corporations, partnerships and its partners and an S corporation and its shareholders.

     ALL FUNDS. Distributions from investment company taxable income, as defined above, are taxable to shareholders who are subject to tax as ordinary income whether paid in cash or reinvested in additional shares. Taxable distributions include distributions from any Fund, including the Short Duration Tax-Free Fund and the Municipal Income Fund, that are attributable to (i) taxable income, including but not limited to dividends, taxable bond interest, recognized market discount income, original issue discount income accrued with respect to taxable bonds, income from repurchase agreements, income from securities lending, income from dollar rolls, income from interest rate or currency swaps, caps, floors and collars, and a portion of the discount from certain stripped tax-exempt obligations or their coupons or (ii) capital gains from the sale of securities or other investments (including from the disposition of rights to when-issued securities prior to issuance) or from options, futures or certain forward contracts. Any portion of such taxable distributions that is attributable to a Fund's net capital gain, as defined above, may be designated by the Fund as a "capital gain dividend," taxable to shareholders as long-term capital gain whether received in cash or additional shares and regardless of the length of time their shares of a Fund have been held.

     It is expected that distributions made by the Funds will ordinarily not qualify for the dividends-received deduction for corporations because qualifying distributions may be made only from a Fund's dividend income that it receives from stock in U.S. domestic corporations. The Funds do not intend to purchase stock of domestic corporations other than in limited instances, including investments in investment companies, distributions from which may in rare cases qualify as dividends for this purpose. The dividends-received deduction, if available, is reduced to the extent the shares with respect to which the dividends are received are treated as debt-financed under the federal income tax law and is eliminated if the shares are deemed to have been held for less than a minimum period, generally 46 days. Receipt of certain distributions qualifying for the deduction may result in reduction of the tax basis of the corporate shareholder's shares and may give rise to or increase its liability for federal corporate alternative minimum tax.

     Distributions in excess of a Fund's current and accumulated earnings and profits, as computed for federal income tax purposes, will first reduce a shareholder's basis in his shares and, after the shareholder's basis is reduced to zero, will generally constitute capital gains to a shareholder who holds his shares as capital assets. Amounts that are not allowable as a deduction in computing taxable income, including expenses associated with earning tax-exempt interest income, do not reduce a Fund's current earnings and profits for these purposes. Consequently, the portion, if any, of Short Duration Tax-Free Fund's or Municipal Income Fund's distributions from gross tax-exempt interest income that exceeds its net tax-exempt interest would be taxable as ordinary income to the extent of such disallowed deductions even though such excess portion may represent an economic return of capital.

     Shareholders receiving a distribution in the form of newly issued shares will be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of cash that they would have received had they elected to receive cash and will have a cost basis in the shares received equal to such amount.

     After the close of each calendar year, each Fund will inform shareholders of the federal income tax status of its dividends and distributions for such year, including the portion of such dividends, if any, that qualifies as tax-exempt or as capital gain, the portion, if any, that should be treated as a tax preference item for purposes of the federal alternative minimum tax and the foreign tax credits, if any, associated with such dividends. Shareholders who have not held shares of Short Duration Tax-Free Fund or Municipal Income Fund for such Fund's full taxable year may have designated as tax-exempt or as a tax preference item a percentage of distributions which is not equal to the actual amount of tax-exempt income or tax preference item income earned by Short Duration Tax-Free Fund or Municipal Income Fund during the period of their investment in Short Duration Tax-Free Fund or Municipal Income Fund, as the case may be.

     All distributions, whether received in shares or in cash, as well as redemptions and exchanges, must be reported by each shareholder who is required to file a U.S. Federal income tax return.

     Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions, and certain prohibited transactions is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax Investment Advisers for more information.

TAXABLE U.S. SHAREHOLDERS -- SALE OF SHARES

     When a shareholder's shares are sold, redeemed or otherwise disposed of in a transaction that is treated as a sale for tax purposes, the shareholder will generally recognize gain or loss equal to the difference between the shareholder's adjusted tax basis in the shares and the cash, or fair market value of any property, received. Assuming the shareholder holds the shares as a capital asset at the time of such sale, such gain or loss should be capital in character, and long-term if the shareholder has a tax holding period for the shares of more than one year, otherwise short-term, subject to the rules described below. Shareholders should consult their own tax Investment Advisers with reference to their particular circumstances to determine whether a redemption (including an exchange) or other disposition of Fund Shares is properly treated as a sale for tax purposes, as is assumed in this discussion. All or a portion of a sales charge paid in purchasing Class A shares of a Fund cannot be taken into account for purposes of determining gain or loss on the redemption or exchange of such shares within 90 days after their purchase to the extent shares of that Fund or another fund are subsequently acquired without payment of a sales charge pursuant to the reinvestment or exchange privilege. Any disregarded portion of such charge will result in an increase in the shareholder's tax basis in the shares subsequently acquired. If a shareholder received a capital gain dividend with respect to shares and such shares have a tax holding period of six months or less at the time of the sale or redemption, then any loss the shareholder realizes on the sale or redemption will be treated as a long-term capital loss to the extent of such capital gain dividend. Also, any losses realized by shareholders who dispose of shares of Short Duration Tax-Free or Municipal Income Funds with a tax holding period of six months or less are disallowed to the extent of any exempt-interest dividends received with respect to such shares. Additionally, any loss realized on a sale or redemption of shares of a Fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of the same Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

Backup Withholding

     Each Fund will be required to report to the Service all taxable distributions, as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt recipients, i.e., corporations and certain other investors distributions to which are exempt from the information reporting provisions of the Code. Under the backup withholding provisions of Code Section 3406 and applicable Treasury regulations, all such reportable distributions and proceeds may be subject to backup withholding of federal income tax at the rate of 31% in the case of non-exempt shareholders who fail to furnish the Funds with their correct taxpayer identification number and with certain required certifications or if the Service or a broker notifies the Funds that the number furnished by the shareholder is incorrect or that the shareholder is subject to backup withholding as a result of failure to report interest or dividend income. However, any taxable distributions from Short Duration Tax-Free Fund or Municipal Income Fund will not be subject to backup withholding if the applicable Fund reasonably estimates that at least 95% of its distributions will be exempt-interest dividends. A Fund may refuse to accept an application that does not contain any required taxpayer identification number or certification that the number provided is correct. If the backup withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Any amounts withheld may be credited against a shareholder's U.S. federal income tax liability. Investors should consult their tax Investment Advisers about the applicability of the backup withholding provisions.

Non-U.S. Shareholders

     The foregoing discussion relates solely to U.S. federal income tax law as it applies to "U.S. persons" (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates) subject to tax under such law. Dividends from investment company taxable income distributed by a Fund to a shareholder who is not a U.S. person will be subject to U.S. withholding tax at the rate of 30% (or a lower rate provided by an applicable tax treaty) unless the dividends are effectively connected with a U.S. trade or business of the shareholder, in which case the dividends will be subject to tax on a net income basis at the graduated rates applicable to U.S. individuals or domestic corporations. Distributions of net capital gain, including amounts retained by a Fund which are designated as undistributed capital gains, to a shareholder who is not a U.S. person will not be subject to U.S. federal income or withholding tax unless the distributions are effectively connected with the shareholder's trade or business in the United States or, in the case of a shareholder who is a nonresident alien individual, the shareholder is present in the United States for 183 days or more during the taxable year and certain other conditions are met. Non-U.S. shareholders may also be subject to U.S. withholding tax on deemed income resulting from any election by Global Income Fund to treat qualified foreign taxes it pays as passed through to shareholders (as described above), but they may not be able to claim a U.S. tax credit or deduction with respect to such taxes.

     Any capital gain realized by a shareholder who is not a U.S. person upon a sale or redemption of shares of a Fund will not be subject to U.S. federal income or withholding tax unless the gain is effectively connected with the shareholder's trade or business in the United States, or in the case of a shareholder who is a nonresident alien individual, the shareholder is present in the United States for 183 days or more during the taxable year and certain other conditions are met.

     Non-U.S. persons who fail to furnish a Fund with an IRS Form W-8 or acceptable substitute may be subject to backup withholding at the rate of 31% on capital gain dividends and the proceeds of redemptions and exchanges. Each shareholder who is not a U.S. person should consult his or her tax Investment Adviser regarding the U.S. and non-U.S. tax consequences of ownership of shares of and receipt of distributions from a Fund.

STATE AND LOCAL TAXES

     A Fund may be subject to state or local taxes in certain jurisdictions in which the Fund may be deemed to be doing business. A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent (if any) a Fund's distributions are derived from interest on (or, in the case of intangible property taxes, the value of its assets is attributable
to) certain U.S. government obligations and/or tax-exempt municipal obligations issued by or on behalf of the particular state or a political subdivision thereof, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. In addition, in those states or localities which have income tax laws, the treatment of a Fund and its shareholders under such laws may differ from their treatment under federal income tax laws, and investment in a Fund may have tax consequences for shareholders different from those of a direct investment in such Fund's portfolio securities. Shareholders should consult their own tax Investment Advisers concerning these matters.

                            PERFORMANCE INFORMATION

     Each Fund may from time to time quote or otherwise use yield and total return information in advertisements, shareholder reports or sales literature. Thirty-day yield and average annual total return values are computed pursuant to formulas specified by the SEC. Each Fund may also from time to time quote distribution rates in reports to shareholders and in sales literature.

     Thirty-day yield is derived by dividing net investment income per share earned during the period by the maximum public offering price per share on the last day of such period. Yield is then annualized by assuming that yield is realized each month for twelve months and is reinvested every six months. Net investment income per share is equal to the dividends and interest earned during the period, reduced by accrued expenses for the period. The calculation of net investment income for these purposes may differ from the net investment income determined for accounting purposes.

     Tax equivalent yield represents the yield an investor would have to earn to equal, after taxes, a Tax Exempt Fund's tax-free yield. Tax equivalent yield is calculated by dividing a Tax Exempt Fund's tax-exempt yield by one minus a stated federal and/or state tax rate.

     Distribution rate for a specified period is calculated by annualizing distributions of net investment income for such period and dividing this amount by the net asset value per share on the last day of the period.

     Average annual total return for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable to the relevant class (i.e., net asset value in the case of each class other than Class A) at the beginning of the period, and then calculating the annual compounded rate of return which would produce that amount, assuming a redemption (and in the case of Class B and Class C Shares payment of any contingent deferred sales charge) at the end of the period. This calculation assumes a complete redemption of the investment. It also assumes that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period.

     Year-by-year total return and cumulative total return for a specified period are each derived by calculating the percentage rate required to make a $1,000 investment (made at the maximum public offering price per share with all distributions reinvested) at the beginning of such period equal to the actual total value of such investment at the end of such period.

     The following table presents thirty-day yield, tax equivalent yield (Short Duration Tax-Free and Municipal Income Funds only), distribution rate and average annual total return (capital plus reinvestment of all distributions) for each class of shares outstanding for the periods indicated.

     Thirty-day yield, tax equivalent yield (Short Duration Tax- Free and Municipal Income Funds only), distribution rate and average annual total return are calculated separately for each class of shares in existence of each Fund. Each class of shares of each Fund is subject to different fees and expenses and may have different returns for the same period. Any performance data for Class A, Class B or Class C Shares which is based upon a Fund's net asset value per share would be reduced if a sales charge were taken into account.

     The average annual total return calculation reflects a maximum initial sales charge of 1.5% for Class A Shares of Adjustable Rate Government Fund; 2.0% for Class A Shares of Short Duration Government and Short Duration Tax-Free Funds; and 4.5% for Class A Shares of Government Income, Municipal Income, Core Fixed Income, Global Income and High Yield Funds; the assumed deferred sales charge for Class B Shares (2% maximum declining to 0% after three years for the Short Duration Government and Short Duration Tax-Free Funds and 5% maximum declining to 0% after six years for the Government Income, Municipal Income, Core Fixed Income, Global Income and High Yield Funds); and the assumed deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase).

     The Service Shares of Global Income Fund commenced operations on March 12, 1997; the Service Shares of Government Income and Municipal Income Funds commenced operations on August 15, 1997. The Service Shares of these Funds had no operating or performance history prior thereto. However, in accordance with interpretive positions expressed by the staff of the SEC, each of these Funds has adopted the performance records of its respective Class A shares from that class' inception date (August 2, 1991, February 10, 1993 and July 20, 1993, respectively) to the inception dates of the Service Shares stated above. Quotations of performance data of these Funds relating to this period include the performance record of the applicable Class A Shares (excluding the impact of any applicable front-end sales charge). The performance records of the applicable Class A Shares reflect the expenses actually incurred by the Fund. These expenses include any asset-based sales charges (i.e., fees under distribution and service plans) imposed and other operating expenses. Total return quotations will be calculated pursuant to SEC-approved methodology.

                                     YIELD


                                                           Investment Period
                                                         30-Days ended 10/31/98
                                                         ----------------------

                                                      SEC 30-Day           Pro-Forma
Fund                                                    Yield               Yield(1)
----                                                    -----               --------
ADJUSTABLE RATE GOVERNMENT FUND
Institutional Shares                                     5.59%                5.55 %
Administration Shares                                    5.33%                5.25 %
Service Shares                                           5.06%                4.95 %
  Class A Shares
    (assumes 1.5% sales charge)                          5.05%                4.96 %

SHORT DURATION GOVERNMENT FUND
  Institutional Shares                                   5.12%                4.84 %
  Administration Shares                                  4.87%                4.46 %
  Service Shares                                         4.61%                4.08 %
  Class A Shares
    (assumes 2.0% sales charge)                          4.61%                4.14 %
  Class B Shares                                         4.11%                3.17 %
  Class C Shares                                          N/A                  N/A

SHORT DURATION TAX-FREE FUND
  Institutional Shares                                   3.86%                2.94 %
  Administration Shares                                  3.58%                2.10 %
  Service Shares                                         3.34%                1.33 %
  Class A Shares
    (assumes 2.0% sales charge)                          3.38%                1.62 %
  Class B Shares                                         2.88%               (0.22)%
  Class C Shares                                          N/A                  N/A

CORE FIXED INCOME
  Institutional Shares                                   5.57%                5.21 %
  Administration Shares                                  5.34%                4.82 %
  Service Shares                                         5.05%                4.35 %
  Class A Shares
    (assumes 4.5% sales charge)                          4.94%                4.34 %
  Class B Shares                                         4.43%                3.30 %
  Class C Shares                                         4.37%                3.21 %

GLOBAL INCOME FUND
  Institutional Shares                                   4.23%                3.75 %

                                     YIELD


                                                           Investment Period
                                                         30-Days ended 10/31/98
                                                         ----------------------

                                                      SEC 30-Day           Pro-Forma
Fund                                                    Yield              Yield(1)
----                                                    -----              --------

Service Shares                                           3.71%              3.06%
  Class A Shares
    (assumes 4.5% sales charge)                          3.42%              2.76%
  Class B Shares                                         3.07%              2.22%
  Class C Shares                                         3.07%              2.22%
MUNICIPAL INCOME FUND
  Institutional Shares                                   4.32%              3.68%
  Service Shares                                          N/A                N/A
  Class A Shares
    (assumes 4.5% sales charge)                          3.72%              2.70%
  Class B Shares                                         3.14%              1.27%
  Class C Shares                                         3.15%              1.27%

GOVERNMENT INCOME FUND
  Institutional Shares                                    N/A               5.03%
  Service Shares                                          N/A               4.77%
  Class A Shares
    (assumes 4.5% sales charge)                          4.70%              4.28%
  Class B Shares                                         4.21%              3.54%
  Class C Shares                                         4.16%              3.48%

HIGH YIELD FUND
  Institutional Shares                                    N/A                N/A
  Service Shares                                          N/A                N/A
  Class A Shares
   (assumes 4.5% sales charge)                          10.11%              9.89%
  Class B Shares                                         9.88%              9.54%
  Class C Shares                                         9.88%              9.53%

                               DISTRIBUTION RATE


                                                          Investment Period
                                                        30-Days ended 10/31/98
                                                        ----------------------
                                                                            Pro-Forma
                                                        30-Day             Distribution
Fund                                               Distribution Rate         Rate(1)
----                                               -----------------         -------
ADJUSTABLE RATE GOVERNMENT FUND
  Institutional Shares                                5.77%                  _____%
  Administration Shares                               5.52%                  _____%
  Service Shares                                      5.28%                  _____%
  Class A Shares
     assumes no sales charge                          5.38%                  _____%

SHORT DURATION GOVERNMENT FUND
  Institutional Shares                                6.01%                  _____%
  Administration Shares                               5.77%                  _____%
  Service Shares                                      5.51%                  _____%
  Class A Shares
     assumes no sales charge                          5.61%                  _____%
  Class B Shares                                      5.02%                  _____%
  Class C Shares                                      4.86%                  _____%

SHORT DURATION TAX-FREE FUND
  Institutional Shares                                4.00%                  _____%
  Administration Shares                               3.75%                  _____%
  Service Shares                                      3.50%                  _____%
  Class A Shares
     assumes no sales charge                          3.60%                  _____%
  Class B Shares                                      3.00%                  _____%
  Class C Shares                                      2.85%                  _____%

CORE FIXED INCOME
  Institutional Shares                                6.03%                  _____%
  Administration Shares                               5.78%                  _____%
  Service Shares                                      5.53%                  _____%
  Class A Shares
     assumes no sales charge                          5.63%                  _____%
  Class B Shares                                      4.87%                  _____%
  Class C Shares                                      4.87%                  _____%


                                                          Investment Period
                                                        30-Days ended 10/31/98
                                                        ----------------------

                                                       30-Day             Pro-Forma
                                                   Distribution          Distribution
Fund                                                   Rate                Rate(1)
----                                                   ----                -------
Fund
GLOBAL INCOME FUND
  Institutional Shares                                4.95%                _____%
  Service Shares                                      4.40%                _____%

  Class A Shares
     assumes no sales charge                          4.28%                _____%
  Class B Shares                                      3.78%                _____%
  Class C Shares                                      3.81%                _____%

MUNICIPAL INCOME FUND
  Institutional Shares                                4.52%                _____%
  Service Shares                                      4.00%                _____%
  Class A Shares
     assumes no sales charge                          4.12%                _____%
  Class B Shares                                      3.37%                _____%
  Class C Shares                                      3.37%                _____%

GOVERNMENT INCOME FUND
  Institutional Shares                                6.03%                _____%
  Service Shares                                      5.52%                _____%
  Class A Shares
     assumes no sales charge                          5.63%                _____%
  Class B Shares                                      4.88%                _____%
  Class C Shares                                      4.88%                _____%

HIGH YIELD FUND
  Institutional Shares                                8.10%                _____%
  Service Shares                                      7.61%                _____%
  Class A Shares
     assumes no sales charge                          7.71%                _____%
  Class B Shares                                      6.96%                _____%
  Class C Shares                                      6.96%                _____%

                            TAX-EQUIVALENT YIELD/(2)/


                                                     Investment Period
                                                   30-Days ended 10/31/98
                                                   ----------------------

                                                                      Pro-Forma
                                              Tax-Equivalent        Tax-Equivalent
                                                  Yield              Yield/(1)/
                                                  -----              ----------
Fund
----
SHORT DURATION TAX-FREE FUND/(2)/
   Institutional Shares                          6.52%                _____%
   Administration Shares                         6.05%                _____%
   Service Shares                                5.64%                _____%
   Class A Shares
     assumes no sales charge                     5.71%                _____%
   Class B Shares                                4.86%                _____%
   Class C Shares                                 N/A                 _____%

MUNICIPAL INCOME FUND/(2)/
   Institutional Shares                          7.30%                _____%
   Service Shares                                 N/A                 _____%
   Class A Shares
     assumes no sales charge                     6.28%                _____%
   Class B Shares                                5.30%                _____%
   Class C Shares                                5.32%                _____%

_______________________________

/(1)/ Yield, tax equivalent yield and distribution rate if the applicable Investment Adviser had not voluntarily agreed to limit its advisory fees and to maintain expenses at a specified level.
/(2)/ The tax-equivalent rate of Short Duration Tax-Free Fund and Municipal Income Fund is computed based on the 40.8% (adjusted for the 3% phase out of itemized deductions for individuals at high income levels) federal income tax rate.

       The above tables should not be considered a representation of future performance.

                          VALUE OF $1,000 INVESTMENT
                                (TOTAL RETURN)

                                                                                  Average Annual
                                    ---------------------------------------------------------------------
                                        Investment       Investment       With Fee          Without Fee
                Fund                    Date             Period           Reductions        Reductions
                ----                                                      and/or            and/or
                                                                          Expense           Expense
                                                                          Limitations       Limitations
                                    ---------------------------------------------------------------------
ADJUSTABLE RATE GOVERNMENT FUND

Institutional Shares                     7/17/91/1a/   ended                 5.34%            5.23%
                                                       10/31/98

                                                       one year
                                                       ended                 4.09%            4.09%
                                         11/1/97       10/31/98

                                         11/1/95       three years
                                                       ended
                                                       10/31/98              5.88%            ____%

                                                       five years
                                         11/1/93       ended
                                                       10/31/98              5.24%            5.17%

Administration Shares                    4/15/93/1b/   ended
                                                       10/31/98              4.85%            4.80%

                                                       one year
                                                       ended
                                         11/1/97       10/31/98              3.83%            3.83%

                                         11/1/95       three years
                                                       ended
                                                       10/31/98              5.61%            ____%

                                         11/1/93       five years
                                                       ended
                                                       10/31/98              4.98%            4.93%

                                                                                  Average Annual
                                    ---------------------------------------------------------------------
                                        Investment       Investment       With Fee          Without Fee
                Fund                    Date             Period           Reductions        Reductions
                ----                                                      and/or            and/or
                                                                          Expense           Expense
                                                                          Limitations       Limitations
                                    ---------------------------------------------------------------------
  Service Shares                         3/27/97/1c/   ended
                                                       10/31/98              4.63%            4.62%

                                         11/1/97       one year
                                                       ended                 3.57%            ____%
                                                       10/31/98

  Class A Shares                         5/12/95/1d/   ended
                                                       10/31/98
     assumes 1.5% sales charge                                               5.16%            4.88%
     assumes no sales charge                                                 5.63%            5.34%
                                         11/1/97       one year
                                                       ended
                                                       10/31/98
     assumes 1.5% sales charge                                               2.16%            1.93%
     assumes no sales charge                                                 3.71%            3.48%

                                         11/1/95       three years
                                                       ended
                                                       10/31/98

     assumes 1.5% sales charge                                               ____%            ____%
     assumes no sales charge                                                 5.57%            ____%

SHORT DURATION GOVERNMENT FUND

  Institutional Shares                   8/15/88/2a/   ended
                                                       10/31/98              7.18%            6.78%

                                                       one year
                                                       ended
                                         11/1/97       10/31/98              6.75%            6.41%

                                         11/1/95       three years
                                                       ended
                                                       10/31/98              6.85%            ____%

                                                                                  Average Annual
                                    ---------------------------------------------------------------------
                                        Investment       Investment       With Fee          Without Fee
                Fund                    Date             Period           Reductions        Reductions
                ----                                                      and/or            and/or
                                                                          Expense           Expense
                                                                          Limitations       Limitations
                                    ---------------------------------------------------------------------
                                                       five years
                                         11/1/93       ended                  6.07%             5.78%
                                                       10/31/98

                                         11/1/88       ten years
                                                       ended                  ____%             ____%
                                                       10/31/98

  Administration Shares                  2/28/96/2b/   ended
                                                       10/31/98               6.43%             6.11%

                                         11/1/97       one year
                                                       ended                  6.27%             5.93%
                                                       10/31/98

  Service Shares                         4/10/96/2b/   ended
                                                       10/31/98               6.70%             6.40%

                                         11/1/97       one year
                                                       ended                  6.12%             5.78%
                                                       10/31/98

  Class A Shares                          5/1/97/2c/   ended
                                                       10/31/98
     assumes 2.0% sales charge                                                5.61%             5.01%
     assumes no sales charge                                                  7.04%             6.43%

                                         11/1/97       one year
                                                       ended
                                                       10/31/98
     assumes 2.0% sales charge                                                4.25%             3.69%
     assumes no sales charge                                                  6.36%             5.79%

  Class B Shares                          5/1/97/2c/   ended
                                                       10/31/98               6.40%             5.86%

                                                                                  Average Annual
                                    ---------------------------------------------------------------------
                                        Investment       Investment       With Fee          Without Fee
                Fund                    Date             Period           Reductions        Reductions
                ----                                                      and/or            and/or
                                                                          Expense           Expense
                                                                          Limitations       Limitations
                                    ---------------------------------------------------------------------

                                         11/1/97       one year
                                                       ended                   5.62%             5.10%
                                                       10/31/98

  Class C Shares                         8/15/97/2d/   ended
                                                       10/31/98                5.72%             5.34%

                                         11/1/97       one year
                                                       ended                   5.46%             5.09%
                                                       10/31/98
SHORT DURATION TAX-FREE FUND

  Institutional Shares                   10/1/92/3a/   ended
                                                       10/31/98                4.57%             3.98%

                                         11/1/97       one year
                                                       ended                   5.25%             4.41%
                                                       10/31/98

                                          11/1/95      three years
                                                       ended
                                                       10/31/98                5.05%            _____%

                                          11/1/93      five years              4.24%             3.71%
                                                       ended
                                                       10/31/98

  Administration Shares                   5/20/93/3b/  ended
                                                       10/31/98                4.08%             3.58%

                                          11/1/97      one year
                                                       ended                   4.99%             4.16%
                                                       10/31/98

                                          11/1/95      three years             4.79%            _____%
                                                       ended
                                                       10/31/98

                                          11/1/93      five years              3.98%             3.47%
                                                       ended
                                                       10/31/98

                                                                                  Average Annual
                                    ---------------------------------------------------------------------
                                        Investment       Investment       With Fee          Without Fee
                Fund                    Date             Period           Reductions        Reductions
                ----                                                      and/or            and/or
                                                                          Expense           Expense
                                                                          Limitations       Limitations
                                    ---------------------------------------------------------------------

  Service Shares                          9/20/94/3c/  ended
                                                       10/31/98                4.55%             3.97%

                                          11/1/97      one year
                                                       ended                   4.73%             3.89%
                                                       10/31/98

                                          11/1/95      three years             4.49%            _____%
                                                       ended
                                                       10/31/98

  Class A Shares                           5/1/97/3d/  ended
                                                       10/31/98
   assumes 2.0% sales charge                                                   4.20%             3.16%
   assumes no sales charge                                                     5.59%             4.54%

                                          11/1/97      one year
                                                       ended
                                                       10/31/98

   assumes 2.0% sales charge                                                   2.83%             1.81%
   assumes no sales charge                                                     4.97%             3.93%

  Class B Shares                           5/1/97/3d/  ended
                                                       10/31/98                4.89%             3.92%

                                          11/1/97      one year
                                                       ended                   4.25%             3.28%
                                                       10/31/98

  Class C Shares                          8/15/97/3e/  ended
                                                       10/31/98                4.26%             3.43%

                                                                                Average Annual
                                    ---------------------------------------------------------------------
                                      Investment         Investment       With Fee          Without Fee
                Fund                  Date               Period           Reductions        Reductions
                ----                                                      and/or            and/or
                                                                          Expense           Expense
                                                                          Limitations       Limitations
                                    ---------------------------------------------------------------------
                                      11/1/97            one year ended       4.19%             3.35%
                                                         10/31/98

CORE FIXED INCOME

  Institutional Shares                1/15/94/4a/        10/31/98             7.51%             6.98%

                                      11/1/97            one year ended
                                                         10/31/98             9.15%             8.87%

                                      11/1/95            three years          8.10%            _____%
                                                         ended 10/31/98

  Administration Shares               2/28/96/4b/        ended 10/31/98       7.98%             7.64%

                                      11/1/97            one year ended       8.88%             8.60%
                                                         10/31/98

  Service Shares                      3/13/96/4b/        ended 10/31/98       8.38%             8.08%

                                      11/1/97            one year ended       8.50%             8.22%
                                                         10/31/98

  Class A Shares                      5/1/97/4c/         ended 10/31/98
   assumes 4.5% sales charge                                                  7.22%             6.69%
   assumes no sales charge                                                   10.57%             9.98%

                                      11/1/97            one year ended
                                                         10/31/98


                                                                                Average Annual
                                    ---------------------------------------------------------------------
                                      Investment       Investment         With Fee          Without Fee
                Fund                  Date             Period             Reductions        Reductions
                ----                                                      and/or            and/or
                                                                          Expense           Expense
                                                                          Limitations       Limitations
                                    ---------------------------------------------------------------------
   assumes 4.5% sales charge                                                3.91%            3.40%
   assumes no sales charge                                                  8.76%            8.23%

  Class B Shares                      5/1/97/4c/       ended 10/31/98       9.80%            9.45%

                                      11/1/97          one year ended       7.94%            7.63%
                                                       1/31/98

  Class C Shares                      8/15/97/4d/      ended 10/31/98       8.89%            8.56%

                                      11/1/97          one year ended       7.94%            7.64%
                                                       10/31/98

GLOBAL INCOME FUND

  Class A Shares                      8/2/91/5b/       Ended 10/31/98
     assumes 4.5% sales charge                                              7.99%            7.66%
     assumes no sales charge                                                8.68%            8.35%

                                      11/1/97          one year ended
                                                       10/31/98
     assumes 4.5% sales charge                                              6.22%            5.76%
     assumes no sales charge                                               11.21%           10.73%

                                      11/1/95          three years
                                                       ended 10/31/98
     assumes 4.5% sales charge                                              ____%            ____%
     assumes no sales charge                                               10.64%            ____%
                                      11/1/93          five years
                                                       ended
     assumes 4.5% sales charge                         10/31/98             7.29%            6.93%
     assumes no sales charge                                                8.28%            7.92%

                                                                                Average Annual
                                    ---------------------------------------------------------------------
                                     Investment        Investment         With Fee          Without Fee
                Fund                 Date              Period             Reductions        Reductions
                ----                                                      and/or            and/or
                                                                          Expense           Expense
                                                                          Limitations       Limitations
                                    ---------------------------------------------------------------------
  Class B Shares                     5/1/96/5c/        ended 10/31/98       10.43%            10.13%

                                     11/1/97           one year ended       10.66%            10.24%
                                                       10/31/98

  Institutional Shares               8/1/95/5d/        ended 10/31/98       11.81%            11.36%

                                     11/1/97           one year ended       11.95%            11.50%
                                                       10/31/98

                                     11/1/95           three years          11.25%            _____%
                                                       ended 10/31/98

  Service Shares                     8/2/91/5e/        ended 10/31/98        8.71%             8.38%

                                     11/1/97           one year ended       11.43%            10.98%
                                                       10/31/98

                                     11/1/95           three years          10.71%            _____%
                                                       ended 10/31/98

                                     11/1/93           five years            8.32%             7.97%
                                                       ended 10/31/98

  Class C Shares                     8/15/97/5f/       ended 10/31/98       11.40%            10.99%

                                     11/1/97           one year ended       10.65%            10.24%
                                                       10/31/98

                                                                                Average Annual
                                    ---------------------------------------------------------------------
                                      Investment       Investment         With Fee          Without Fee
                Fund                  Date             Period             Reductions        Reductions
                ----                                                      and/or            and/or
                                                                          Expense           Expense
                                                                          Limitations       Limitations
                                    ---------------------------------------------------------------------
MUNICIPAL INCOME FUND

  Class A Shares                      7/20/93/6a/      ended 10/31/98
     assumes 4.5% sales charge                                               5.56%             4.64%
     assumes no sales charge                                                 6.48%             5.55%

                                      11/1/97          one year ended
                                                       10/31/98
     assumes 4.5% sales charge                                               2.92%             2.13%
     assumes no sales charge                                                 7.79%             6.97%
                                      11/1/95          three years
                                                       ended 10/31/98
     assumes 4.5% sales charge                                              _____%            _____%
     assumes no sales charge                                                 7.71%            _____%
                                      11/1/93          five years
                                                       ended 10/31/98
     assumes 4.5% sales charge                                               5.11%             4.29%
     assumes no sales charge                                                 6.09%             5.25%

  Class B Shares                      5/1/96/6b/       ended 10/31/98        7.94%             7.47%

                                      11/1/97          one year ended        6.91%             6.34%
                                                       10/31/98

  Class C Shares                      8/15/97/6c/      ended 10/31/98        7.24%             6.63%

Institutional Shares                  8/15/97/6c/      ended 10/31/98        8.39%             7.83%

Service                               8/15/97/6c/      ended 10/31/98        6.45%             5.57%

                                                                                Average Annual
                                    ---------------------------------------------------------------------
                                      Investment       Investment         With Fee          Without Fee
                Fund                  Date             Period             Reductions        Reductions
                ----                                                      and/or            and/or
                                                                          Expense           Expense
                                                                          Limitations       Limitations
                                    ---------------------------------------------------------------------
                                      11/1/97          one year ended        7.68%             7.04%
                                                       10/31/98
GOVERNMENT INCOME FUND

  Class A Shares                      2/10/93/7a/      ended 10/31/98
     assume 4.5% sales charge                                                6.60%             4.62%
     assumes no sales charge                                                 7.46%             5.47%

                                      11/1/97          one year ended
                                                       10/31/98
     assumes 4.5% sales charge                                               4.05%             3.27%
     assumes no sales charge                                                 8.98%             8.16%

                                      11/1/93          5 years ended
                                                       10/31/98

     assumes 4.5% sales charge                                               5.94%             4.29%
     assumes no sales charge                                                 6.92%             5.25%

  Class B Shares                      5/1/96/7b/       ended 10/31/98        8.39%             7.57%

                                      11/1/97          one year ended        8.09%             7.52%
                                                       10/31/98

  Class C Shares                      8/15/97/7c/      ended 10/31/98        9.01%             8.03%

                                      11/1/97          one year ended        8.09%             7.52%
                                                       10/31/98

                                                                                Average Annual
                                    ---------------------------------------------------------------------
                                      Investment       Investment         With Fee          Without Fee
                Fund                  Date             Period             Reductions        Reductions
                ----                                                      and/or            and/or
                                                                          Expense           Expense
                                                                          Limitations       Limitations
                                    ---------------------------------------------------------------------
  Institutional Shares                8/15/97/7c/      ended 10/31/98       10.17 %            9.43 %

                                      11/1/97          one year ended        9.19 %            8.60 %
                                                       10/31/98

  Service Shares                      8/15/97/7c/      ended 10/31/98        7.37 %            5.43 %

                                      11/1/97          one year ended        8.53 %            7.93 %
                                                       10/31/98

HIGH YIELD FUND

  Class A Shares                      8/1/97/8a/        ended 10/31/98
     assumes 4.5% sales charge                                              (2.99)%           (3.32)%
     assumes no sales charge                                                  .63 %             .30 %

                                      11/1/97          one year ended
                                                       10/31/98
     assumes 4.5% sales charge                                              (5.17)%           (5.42)%
     assumes no sales charge                                                 (.70)%            (.96)%

  Class B Shares                      8/1/97/8a/       ended 10/31/98        (.11)%            (.23)%

                                      11/1/97          one year ended       (1.43)%           (1.48)%
                                                       10/31/98

  Class C Shares                      8/15/97/8b/      ended 10/31/98        0.00 %            (.10)%


                                                                                Average Annual
                                    ---------------------------------------------------------------------
                                        Investment       Investment       With Fee          Without Fee
                                        Date             Period           Reductions        Reductions
                Fund                                                      and/or            and/or
                ----                                                      Expense           Expense
                                                                          Limitations       Limitations
                                    ---------------------------------------------------------------------
                                        11/1/97        one year ended       (1.43)%           (1.47)%
                                                       10/31/98

  Institutional Shares                   8/1/97/8a/    ended 10/31/98        1.00 %             .87 %

                                        11/1/97        one year ended        (.32)%            (.38)%
                                                       10/31/98

  Service Shares                         8/1/97/8a/    ended 10/31/98         .52 %             .32 %

                                        11/1/97        one year ended        (.79)%            (.95)%
                                                       10/31/98

_____________________________

1a Institutional Shares of Adjustable Rate Government Fund commenced operations on July 17, 1991.
1b Administration Shares of Adjustable Rate Government Fund commended operations on April 15, 1993.
1c Service Shares of Adjustable Rate Government Fund commenced operations on March 27, 1997.
1d Class A shares of Adjustable Rate Government Fund commenced operations on May 12, 1995.
2a Institutional Shares of Short Duration Government Fund commenced operations on August 15, 1988.

2b Administration Shares of Short Duration Government Fund commenced operations on February 28, 1996. Service Shares of Short Duration Government Fund commenced operations on April 10, 1996.

2c Class A and Class B Shares of Short Duration Government Fund commenced operations on May 1, 1997.

2d Class C Shares of Short Duration Government Fund commenced operations on
   August 15, 1997.

3a Institutional Shares of Short Duration Tax-Free Fund commenced operations on
   October 1, 1992.

3b Administration Shares of Short Duration Tax-Free Fund commenced operations on
   May 20, 1993.

3c Service Shares of Short Duration Tax-Free Fund commenced operations on
   September 20, 1994.

3d Class A and Class B Shares of Short Duration Tax-Free Fund commenced operations on May 1, 1997.

3e Class C Shares of Short Duration Tax-Free Fund commenced operations on August
   15, 1997.

4a Institutional Shares of Core Fixed Income commenced operations on January 5,
   1994.

4b Administration Shares of Core Fixed Income commenced operations on February
   28, 1996. Service Shares of Core Fixed Income commenced operations on March 13, 1996.

4c Class A and Class B Shares of Core Fixed Income commenced operations on May
   1, 1997.

4d Class C Shares of Core Fixed Income commenced operations on August 15, 1997.

5a On November 27, 1992, the maximum sales charge was changed from 3% to 4.5% of the offering price. All performance figures in this table incorporate the sales charge currently in effect.

5b Class A Shares of Global Income Fund commenced operations on August 2, 1991.

5c Class B Shares of Global Income Fund commenced operations on May 1, 1996.

5d Institutional Shares of Global Income Fund commenced operations on August 1,
   1995.

5e Service Shares of Global Income Fund commenced operations on March 12, 1997.

5f Class C Shares of Global Income Fund commenced operations August 15, 1997.

6a Class A shares of Municipal Income Fund commenced operations on July 20,
   1993.

6b Class B Shares of Municipal Income Fund commenced operations on May 1, 1996.

6c Class C, Institutional and Service Shares of the Municipal Income Fund commenced operations on August 15, 1997.

7a Class A, Shares of Government Income Fund commenced operations on February
   10, 1993.

7b Class B Shares of Government Income Fund commenced operations on May 1, 1996.

7c Class C, Institutional and Service Shares of the Government Income Fund commenced operations on August 15, 1997.

8a Class A, Class B, Institutional and Service Shares, Shares of High Yield Fund commenced operations on August 1, 1997.

8b Class C Shares of High Yield Fund commenced operations on August 15, 1997.

The above table should not be considered a representation of future performance.

     Occasionally statistics may be used to specify a Fund's volatility or risk. Measures of volatility or risk are generally used to compare a Fund's net asset value or performance relative to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market. A beta of more than 1.00 indicates volatility greater than the market, and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of net asset value or total return around an average, over a specified period of time. The premise is that greater volatility connotes greater risk undertaken in achieving performance.

     Each Fund may from time to time advertise comparative performance as measured by various independent sources, including, but not limited to, Lipper
                                                                        ------
Analytical Services, Inc.,  Donaghue's Money Fund Report,  Barron's, The Wall
-------------------------   ----------------------------   --------  --------
Street Journal, Weisenberger Investment Companies Service, Business Week,
--------------  -----------------------------------------  -------------
Changing Times, Financial World, Forbes, Fortune, Morningstar Mutual Funds The
--------------  ---------------  ------  -------  ------------------------ ---
New York Times, Personal Investor, Sylvia Porter's Personal Finance and Money.
--------------  -----------------  --------------------------------     -----

     In addition, Adjustable Rate, Government Income and Short Duration Government Funds may from time to time advertise their performance relative to certain indices and benchmark investments, including: (a) the Shearson Lehman Government/Corporate (Total) Index, (b) Shearson Lehman Government Index, (c) Merrill Lynch 1-3 Year Treasury Index, (d) Merrill Lynch 2-Year Treasury Curve Index, (e) the Salomon Brothers Treasury Yield Curve Rate of Return Index, (f) the Payden & Rygel 2-Year Treasury Note Index, (g) 1 through 3 year U.S. Treasury Notes, (h) constant maturity U.S. Treasury yield indices, (i) the Consumer Price Index, (j) the London Interbank Offered Rate, (k) other taxable investments such as certificates of deposit, money market deposit accounts, checking accounts, savings accounts, money market mutual funds, repurchase agreements, commercial paper and (l) historical data concerning the performance of adjustable and fixed-rate mortgage loans.

     Short Duration Tax-Free and Municipal Income Funds may from time to time advertise their performance relative to certain indices, any components of such indices and benchmark investments, including but not limited to: (a) the Lipper Analytical Services, Inc. Mutual Fund Performance Analysis, Fixed Income Analysis and Mutual Fund Indices (which measure total return and average current yield for the mutual fund industry and rank mutual fund performance); (b) the Lehman Brothers Municipal Bond Indices; (c) the Merrill Lynch Municipal Bond Institutional Total Rate of Return Indices; (d) Bond Buyer Indices; (e) IBC/Donoghue's Money Fund Averages/Institutional Only Tax Free; and constant maturity U.S. Treasury yield indices.

     Core Fixed Income, Global Income and High Yield Funds may each from time to time advertise its performance relative to certain indices and benchmark investments, including: (a) the Lipper Analytical Services, Inc. Mutual Fund Performance Analysis, Fixed Income Analysis and Mutual Fund Indices (which measure total return and average current yield for the mutual fund industry and rank mutual fund performance); (b) the CDA Mutual Fund Report published by CDA Investment Technologies, Inc. (which analyzes price, risk and various measures of return for the mutual fund industry); (c) the Consumer Price Index published by the U.S. Bureau of Labor Statistics (which measures changes in the price of goods and services); (d) Stocks, Bonds, Bills and Inflation published by Ibbotson Associates (which provides historical performance figures for stocks, government securities and inflation); (e) the Salomon Brothers' World Bond Index (which measures the total return in U.S. dollar terms of government bonds, Eurobonds and foreign bonds of ten countries, with all such bonds having a minimum maturity of five years); (f) the Lehman Brothers Aggregate Bond Index or its component indices; (g) the Standard & Poor's Bond Indices (which measure yield and price of corporate, municipal and U.S. government bonds); (h) the J.P. Morgan Global Government Bond Index; (i) other taxable investments including certificates of deposit (CDs), money market deposit accounts (MMDAs), checking accounts, savings accounts, money market mutual funds and repurchase agreements;
(j) historical investment data supplied by the research departments of Goldman Sachs, Lehman Brothers Inc., First Boston Corporation, Morgan Stanley & Co. Incorporated, Salomon Brothers, Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Donaldson Lufkin and Jenrette Securities Corporation; and (k) Donoghue's Money Fund Report (which provides industry averages for 7-day annualized and compounded yields of taxable, tax-free and U.S. government money funds).

     The composition of the investments in the above-referenced indices and the characteristics of a Fund's benchmark investments are not identical to, and in some cases may be very different from, those of a Fund's portfolio. These indices and averages are generally unmanaged and the items included in the calculations of such indices and averages may not be identical to the formulas used by the a Fund to calculate its performance figures.

     From time to time advertisements or communications to shareholders may summarize the substance of information contained in shareholder reports (including the investment composition of a Fund), as well as the views of Goldman Sachs as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and regulated matters believed to be of relevance to a Fund.

The Trust may from time to time use comparisons, graphs or charts in advertisements to depict the following types of information:

 .    The performance of various types of securities (taxable money market funds,
     U.S. Treasury securities, adjustable rate mortgage securities, government securities, municipal bonds) over time. However, the characteristics of these securities are not identical to, and may be very different from, those of a Fund's portfolio;

 .    Volatility of total return of various market indices (i.e. Lehman
     Government Bond Index, S&P 500, IBC/Donoghue's Money Fund Average/ All Taxable Index) over varying periods of time.

 .    Credit Ratings of domestic government bonds in various countries

 .    Price volatility comparisons of types of securities over different periods of time.

 .    Price and yield comparisons of a particular security over different periods of time.

     In addition, the Trust may from time to time include rankings of Goldman, Sachs & Co.'s research department by publications such as the Institutional Investor and the Wall Street Journal in advertisements.

     In addition, from time to time, advertisements or information may include a discussion of asset allocation models developed by GSAM and/or its affiliates, certain attributes or benefits to be derived from asset allocation strategies and the Goldman Sachs mutual funds that may be offered as investment options for the strategic asset allocations. Such advertisements and information may also include GSAM's current economic outlook and domestic and international market views to suggest periodic tactical modifications to current asset allocation strategies. Such advertisements and information may include other material which highlight or summarize the services provided in support of an asset allocation program.

     In addition, advertisements or shareholder communications may include a discussion of certain attributes or benefits to be derived by an investment in a Fund. Such advertisements or information may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein.

     Performance data is based on historical results and is not intended to indicate future performance. Total return, thirty-day yield, tax equivalent yield and distribution rate will vary based on changes in market conditions, portfolio expenses, portfolio investments and other factors. The value of a Fund's shares will fluctuate and an investor's shares may be worth more or less than their original cost upon redemption. The Trust may also, at its discretion, from time to time make a list of a Fund's holdings available to investors upon request. Each Fund's performance quotations do not reflect any fees charged by a Service Organization or Authorized Dealer to its customer accounts in connection with investments in the Funds.

                               OTHER INFORMATION

As stated in the Prospectus, the Trust may authorize certain institutions (including banks, trust companies, brokers and Investment Advisers), Service Organizations and other institutions that provide recordkeeping, reporting and processing services to their customers to accept on the Trust's behalf purchase, redemption and exchange orders placed by or on behalf of their customers and, if approved by the Trust, to designate other intermediaries to accept such orders. These institutions may receive payments from the Trust or Goldman Sachs for their services. Certain Service Organizations or institutions may enter into sub-transfer agency agreements with the Trust or Goldman Sachs with respect to their services.

     The Investment Adviser, Distributor and/or their affiliates may pay, out of their own assets, compensation to Service Organizations and other persons in connection with the sale and/or servicing of shares of the Funds and other investment portfolios of the Trust. These payments ("Additional Payments") would be in addition to the payments by the Funds described in the Funds' Prospectus and this Additional Statement for shareholder servicing and processing.

These Additional Payments may take the form of "due diligence" payments for an institution's examination of the Funds and payments for providing extra employee training and information relating to the Funds; "listing" fees for the placement of the Funds on a dealer's list of mutual funds available for purchase by its customers; "marketing support" fees for providing assistance in promoting the sale of the Funds' shares; and payments for the sale of shares and/or the maintenance of share balances. In addition, the Investment Adviser, Distributor and/or their affiliates may make Additional Payments for subaccounting, administrative and/or shareholder processing services that are in addition to any shareholder servicing and processing fees paid by the Funds. The Additional Payments made by the Investment Adviser, Distributor and their affiliates may be a fixed dollar amount, may be based on the number of customer accounts maintained by an institution, or may be based on a percentage of the value of shares sold to, or held by, customers of the institution involved, and may be different for different institutions. Furthermore, the Investment Adviser, Distributor and/or their affiliates may contribute to various non-cash and cash incentive arrangements to promote the sale of shares, as well as sponsor various educational programs, sales contests and/or promotions in which participants may receive prizes such as travel awards, merchandise and cash and/or investment research pertaining to particular securities and other financial instruments or to the securities and financial markets generally, educational information and related support materials and hardware and/or software. The Investment Adviser, Distributor and their affiliates may also pay for the travel expenses, meals, lodging and entertainment of Service Organizations and other institutions and their salespersons and guests in connection with educational, sales and promotional programs, subject to applicable NASD regulations. The Distributor currently expects that such additional bonuses or incentives will not exceed 0.50% of the amount of any sales.

     Shares of the Funds are offered and sold on a continuous basis by the Trust's Distributor, Goldman Sachs, acting as agent. As described in the Prospectus, shares of the Funds are redeemed at their net asset value as next determined after receipt of the purchase or redemption order.

     In the interest of economy and convenience, the Trust does not issue certificates representing the Funds' shares. Instead, the Transfer Agent maintains a record of each shareholder's ownership. Each shareholder receives confirmation of purchase and redemption orders from the Transfer Agent. Fund shares and any dividends and distributions paid by the Funds are reflected in account statements from the Transfer Agent.

     You are required by law to provide a Fund with your correct Taxpayer Identification Number (TIN), regardless of whether you file tax returns. Failure to do so may subject you to penalties. Failure to provide your correct TIN and to sign your name in the Certification section of the Account Information Form could result in withholding of 31% by a Fund for the federal backup withholding tax on distributions, redemptions, exchanges and other payments relating to your account.

     Any tax withheld may be credited against taxes owed on your federal income tax return.

     If you do not have a TIN, you should apply for one immediately by contacting your local office of the Social Security Administration or the Internal Revenue Service (IRS). Backup withholding could apply to payments relating to your account while you are waiting receipt of a TIN.

     Special rules apply for certain entities. For example, for an account established under a Uniform Gifts or Transfers to Minors Act, the TIN of the minor should be furnished.

     If you have been notified by the IRS that you are subject to backup withholding because you failed to report your interest and/or dividend income on your tax return and you have not been notified by the IRS that such withholding should cease, you must cross out item (2) in the Certification section of the Account Information Form.

     If you are an exempt recipient, you should furnish your TIN and certify your exemption by signing the Certification section and writing "exempt" after your signature. Exempt recipients include: corporations, tax-exempt pension plans and IRAs, governmental agencies, financial institutions, registered securities and commodities dealers and others.

     If you are a nonresident alien or foreign entity, you must provide a completed Form W-8 to a Fund in order to avoid backup withholding on certain payments. Other payments to you may be subject to nonresident alien withholding of up to 30%.

     For further information regarding backup and nonresident alien withholding, see Sections 3406, 1441 and 1442 of the Internal Revenue Code and consult your tax adviser.

     A Fund will redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90- day period for any one shareholder. Each Fund, however, reserves the right to pay redemptions exceeding $250,000 or 1% of the net asset value of each respective Fund at the time of redemption by a distribution in kind of securities (instead of cash) from such Fund. The securities distributed in kind would be readily marketable and would be valued for this purpose using the same method employed in calculating each Fund's net asset value per share. See "Net Asset Value." If a shareholder receives redemption proceeds in kind, the shareholder may incur transaction costs upon the disposition of the securities received in the redemption.

     The right of a shareholder to redeem shares and the date of payment by each Fund may be suspended for more than seven days for any period during which the New York Stock Exchange is closed, other than the customary weekends or holidays, or when trading on such Exchange is restricted as determined by the SEC; or during any emergency, as determined by the SEC, as a result of which it is not reasonably practicable for such Fund to dispose of securities owned by it or fairly to determine the value of its net assets; or for such other period as the SEC may by order permit for the protection of shareholders of such Fund. (The Trust may also suspend or postpone the recommendation of the transfer of shares upon the occurrence of any of the foregoing conditions).

     The Prospectuses and this Additional Statement do not contain all the information included in the Registration Statement filed with the SEC under the 1933 Act with respect to the securities offered by the Prospectuses. Certain portions of the Registration Statement have been omitted from the Prospectuses and this Additional Statement pursuant to the rules and regulations of the SEC. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

     Statements contained in the Prospectuses or in this Additional Statement as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectuses and this Additional Statement form a part, each such statement being qualified in all respects by such reference.

                              FINANCIAL STATEMENTS

The audited financial statements and related report of Arthur Andersen LLP, independent public accounts, for each Fund contained in each Fund's 1998 Annual Report are hereby incorporated by reference and attached hereto. A copy of the annual reports may be obtained without charge by writing Goldman, Sachs & Co., 4900 Sears Tower, Chicago, Illinois 60606 or by calling Goldman, Sachs & Co., at the telephone number on the back cover of each Fund's Prospectus. No other portions of the Funds' Annual Report are incorporated herein by reference.


                     OTHER INFORMATION REGARDING PURCHASES,
                      REDEMPTIONS, EXCHANGES AND DIVIDENDS
            (Class A Shares, Class B Shares and Class C Shares Only)


     The following information supplements the information in the Prospectus under the captions "Shareholder Guide" and "Dividends." Please see the Prospectus for more complete information.


OTHER PURCHASE INFORMATION
--------------------------

     If shares of a Fund are held in a "street name" account with an Authorized Dealer, all recordkeeping, transaction processing and payments of distributions relating to the beneficial owner's account will be performed by the Authorized Dealer, and not by the Fund and its Transfer Agent. Since the Funds will have no record of the beneficial owner's transactions, a beneficial owner should contact the Authorized Dealer to purchase, redeem or exchange shares, to make changes in or give instructions concerning the account or to obtain information about the account. The transfer of shares in a "street name" account to an account with another dealer or to an account directly with the Fund involves special procedures and will require the beneficial owner to obtain historical purchase information about the shares in the account from the Authorized Dealer.

RIGHT OF ACCUMULATION - (CLASS A)
---------------------------------

     A Class A shareholder qualifies for cumulative quantity discounts if the current purchase price of the new investment plus the shareholder's current holdings of existing Class A Shares (acquired by purchase or exchange) of the Funds and Class A Shares of any other Goldman Sachs Fund total the requisite amount for receiving a discount. For example, if a shareholder owns shares with a current market value of $65,000 and purchases additional Class A Shares of the Government Income Fund with a purchase price of $45,000, the sales charge for the $45,000 purchase would be 3.0% (the rate applicable to a single purchase of more than $100,000). Class A Shares purchased without the imposition of a sales charge and shares of another class of the Funds may not be aggregated with Class A Shares purchased subject to a sales charge. Class A Shares of the Funds and any other Goldman Sachs Fund purchased (i) by an individual, his spouse and his children, and (ii) by a trustee, guardian or other fiduciary of a single trust estate or a single fiduciary account, will be combined for the purpose of determining whether a purchase will qualify for such right of accumulation and, if qualifying, the applicable sales charge level. For purposes of applying the right of accumulation, shares of the Funds and any other Goldman Sachs Fund purchased by an existing client of the Private Client Services Division of Goldman Sachs will be combined with Class A Shares held by any other Private Client Services account. In addition, Class A Shares of the Funds and Class A Shares of any other Goldman Sachs Fund purchased by partners, directors, officers or employees of the same business organization or by groups of individuals represented by and investing on the recommendation of the same accounting firm, certain affinity groups or other similar organizations (collectively, "eligible persons") may be combined for the purpose of determining whether a purchase will qualify for the right of accumulation and, if qualifying, the applicable sales charge level. This right of accumulation is subject to the following conditions: (i) the business organization's, group's or firm's agreement to cooperate in the offering of the Funds' shares to eligible persons; and (ii) notification to the Funds at the time of purchase that the investor is eligible for this right of accumulation. In addition, in connection with SIMPLE IRA accounts, cumulative quantity discounts are available on a per plan basis if (1) your employee has been assigned a cumulative discount number by Goldman Sachs, and (2) your account, alone or in combination with the accounts of other plan participants also invested in Class A shares of the Goldman Sachs Funds totals the requisite aggregate amount as described in the Prospectus.


STATEMENT OF INTENTION - (CLASS A)
----------------------------------

     If a shareholder anticipates purchasing at least $100,000 ($500,000 in the case of Adjustable Rate Government Fund and $250,000 in the case of Short Duration Government and Short Duration Tax-Free Funds) of Class A Shares of a Fund alone or in combination with Class A Shares of any other Goldman Sachs Fund within a 13-month period, the shareholder may purchase shares of the Fund at a reduced sales charge by submitting a Statement of Intention (the "Statement"). Shares purchased pursuant to a Statement will be eligible for the same sales charge discount that would have been available if all of the purchases had been made at the same time. The shareholder or his Authorized Dealer must inform Goldman Sachs that the Statement is in effect each time shares are purchased. There is no obligation to purchase the full amount of shares indicated in the Statement. A shareholder may include the value of all Class A Shares on which a sales charge has previously been paid as an "accumulation credit" toward the completion of the Statement, but a price readjustment will be made only on Class A Shares purchased within ninety (90) days before submitting the Statement. The Statement authorizes the Transfer Agent to hold in escrow a sufficient number of shares which can be redeemed to make up any difference in the sales charge on the amount actually invested. For purposes of satisfying the amount specified on the Statement, the gross amount of each investment, exclusive of any appreciation on shares previously purchased, will be taken into account.


CROSS-REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS
-------------------------------------------------

     A Fund shareholder should obtain and read the prospectus relating to any other Goldman Sachs Fund or ILA Fund and its shares or units and consider its investment objective, policies and applicable fees before electing cross-reinvestment into that Fund. The election to cross-reinvest dividends and capital gain distributions will not affect the tax treatment of such dividends and distributions, which will be treated as received by the shareholder and then used to purchase shares of the acquired fund. Such reinvestment of dividends and distributions in shares of other Goldman Sachs Funds or in units of ILA Portfolios is available only in states where such reinvestment may legally be made.


Automatic Exchange Program
--------------------------

     A Fund shareholder may elect cross-reinvestment into an identical account or an account registered in a different name or with a different address, social security or other taxpayer identification number, provided that the account in the acquired fund has been established, appropriate signatures have been obtained and the minimum initial investment requirement has been satisfied. A Fund shareholder should obtain and read the prospectus relating to any other Goldman Sachs Fund and its shares and consider its investment objective, policies and applicable fees and expenses before electing an automatic exchange into that Goldman Sachs Fund.


Systematic Withdrawal Plan
--------------------------

     A systematic withdrawal plan (the "Systematic Withdrawal Plan") is available to shareholders of a Fund whose shares are worth at least $5,000. The Systematic Withdrawal Plan provides for monthly payments to the participating shareholder of any amount not less than $50.


     Dividends and capital gain distributions on shares held under the Systematic Withdrawal Plan are reinvested in additional full and fractional shares of the applicable Fund at net asset value. The Transfer Agent acts as agent for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the systematic withdrawal payment. The Systematic Withdrawal Plan may be terminated at any time. Goldman Sachs reserves the right to initiate a fee of up to $5 per withdrawal, upon thirty (30) days written notice to the shareholder. Withdrawal payments should not be considered to be dividends, yield or income. If periodic withdrawals continuously exceed new purchases and reinvested dividends and capital gains distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted. The maintenance of a withdrawal plan concurrently with purchases of additional Class A, Class B or Class C Shares would be disadvantageous because of the sales charge imposed on purchases of Class A Shares or the imposition of a CDSC on redemptions of Class A, Class B and Class C Shares. The CDSC applicable to Class B and Class C Shares redeemed under a systematic withdrawal plan may be waived. See "Shareholder Guide" in the Prospectus. In addition, each withdrawal constitutes a redemption of shares, and any gain or loss realized must be reported for federal and state income tax purposes. A shareholder should consult his or her own tax Investment Adviser with regard to the tax consequences of participating in the Systematic Withdrawal Plan. For further information or to request a Systematic Withdrawal Plan, please write or call the Transfer Agent.


OFFERING PRICE OF CLASS A SHARES
--------------------------------

     Class A Shares of Government Income, Municipal Income, Core Fixed Income, Global Income and High Yield Funds are sold at a maximum sales charge of 4.5%, Adjustable Rate Government Fund at 1.5% and Short Duration Government and Short Duration Tax-Free Funds at 2%. Using the offering price as of October 31, 1998, the maximum offering price of the Class A shares of each Fund's shares then in existence would be as follows:

                                              Net Asset               Maximum              Offering Price
                                                Value               Sales Charge             to Public
                                                -----               ------------             ---------
Adjustable Rate Government                     $ 9.69                   1.5%                   $ 9.84
Municipal Income                                15.47                   4.5%                    16.20
Government Income                               14.91                   4.5%                    15.61
Global Income                                   15.65                   4.5%                    16.39
Short Duration Government                        9.91                   2.0%                    10.11
Short Duration Tax-Free                         10.19                   2.0%                    10.40
Core Fixed Income                               10.25                   4.5%                    10.73
High Yield                                       9.16                   4.5%                     9.59


                         DISTRIBUTION AND SERVICE PLANS
            (Class A Shares, Class B Shares and Class C Shares Only)

     Distribution and Service Plans. As described in the Prospectus, the Trust
     ------------------------------
has adopted, on behalf of Class A, Class B and Class C Shares of each Fund, distribution and service plans (each a "Plan") pursuant to Rule 12b-1 under the Act. See "Shareholder Services" in the Prospectus.

     The Plans for each Fund were most recently approved on July 22, 1998 by a majority vote of the Trustees of the Trust, including a majority of the non-interested Trustees of the Trust who have no direct or indirect financial interest in the Plans, cast in person at a meeting called for the purpose of approving the Plans.

     The compensation for distribution services payable under a Plan may not exceed 0.25%, 0.75% and 0.75% per annum of a Fund's average daily net assets attributable to Class A, Class B and Class C Shares, respectively, of such Fund. Currently, Goldman Sachs has voluntarily agreed to limit such fees to 0.60% of the average daily net assets attributable to Class B Shares of the Short Duration Government and Short Duration Tax-Free Funds. Goldman Sachs may modify or discontinue such limitation in the future at its discretion.

     Under the Plans for Class A (Global Income Fund only), Class B and Class C Shares, Goldman Sachs is also entitled to received a separate fee for personal and account maintenance services equal to an annual basis of 0.25% of each Fund's average daily net assets attributable to Class B or Class C Shares. With respect to Class A Shares, the Distributor at its discretion may use compensation for distribution services paid under the Plan for personal and account maintenance services and expenses so long as such total compensation under the Plan does not exceed the maximum cap on "service fees" imposed by the NASD.

     Each Plan is a compensation plan which provides for the payment of a specified fee without regard to the expenses actually incurred by Goldman Sachs. If such fee exceeds Goldman Sachs' expenses, Goldman Sachs may realize a profit from these arrangements. The distribution fees received by Goldman Sachs under the Plans and contingent deferred sales charge on Class B and Class C Shares may be sold by Goldman Sachs as distributor to entities which provide financing for payments to Authorized Dealers in respect of sales of Class A, Class B and Class C Shares. To the extent such fees are not paid to such dealers, Goldman Sachs may retain such fee as compensation for its services and expenses of distributing the Funds' Class A, Class B and Class C Shares.

     Under each Plan, Goldman Sachs, as distributor of each Fund's Class A, Class B and Class C Shares, will provide to the Trustees of the Trust for their review, and the Trustees of the Trust will review at least quarterly a written report of the services provided and amounts expended by Goldman Sachs under the Plans and the purposes for which such services were performed and expenditures were made.

     The Plans will remain in effect until May 1, 1999 and from year to year thereafter, provided that such continuance is approved annually by a majority vote of the Trustees of the Trust, including a majority of the non-interested Trustees of the Trust who have no direct or indirect financial interest in the Plans. The Plans may not be amended to increase materially the amount of distribution compensation described therein without approval of a majority of the outstanding Class A, Class B or Class C Shares of the affected Fund and share class. All material amendments of a Plan must also be approved by the Trustees of the Trust in the manner described above. A Plan may be terminated at any time as to any

Fund without payment of any penalty by a vote of a majority of the non-interested Trustees of the Trust or by vote of a majority of the Class A, Class B or Class C Shares, respectively, of the applicable Fund and share class. If a Plan was terminated by the Trustees of the Trust and no successor plan was adopted, the Fund would cease to make payments to Goldman Sachs under the Plan and Goldman Sachs would be unable to recover the amount of any of its unreimbursed expenditures. So long as a Plan is in effect, the selection and nomination of non-interested Trustees of the Trust may be committed to the discretion of the non-interested Trustees of the Trust. The Trustees of the Trust have determined that in their judgment there is a reasonable likelihood that the Plans will benefit the Funds and their Class A, Class B and Class C Shareholders.

For the fiscal years ended October 31, 1998, 1997, and 1996, each Fund paid Goldman Sachs the following distribution fees under the Class A Plans:


                                                       1998                1997                 1996
                                                       ----                ----                 ----
Adjustable Rate Government
    with fee waivers                                   $      0          $      0             $      0
    without fee waivers                                $102,876            81,928               30,905

Municipal Income
    with fee waivers                                          0                 0                    0
    without fee waivers                                 178,683           143,712              131,925

Government Income
    with fee waivers                                          0                 0                    0
    without fee waivers                                 219,354           125,705               73,949

Global Income
    with fee waivers                                    393,655           382,046              493,170
    without fee waivers                                 452,049           454,906              549,164

Core Fixed Income/(1)/
  with fee waivers                                            0                 0                N/A
  without fee waivers                                    70,419             4,437                N/A

Short Duration Government/(1)/
  with fee waivers                                            0                 0                N/A
  without fee waivers                                    49,769             3,709                N/A

Short Duration Tax-Free/(1)/
  with fee waivers                                            0                 0                N/A
  without fee waivers                                    24,902             2,364                N/A

High Yield/(2)/
  with fee waivers                                            0                 0                N/A
  without fee waivers                                   882,122           152,945                N/A

______________________

/1/ Class A Shares of the Core Fixed Income, Short Duration Government and Short Duration Tax-Free Funds commenced operations on May 1, 1997.

/2/  High Yield Fund commenced operations on August 1, 1997.

     During the fiscal year ended October 31, 1998, Goldman Sachs incurred the following distribution expenses under the Class A Plan on behalf of Adjustable Rate Government, Government Income, Municipal Income, Global Income Short Duration Government, Short Duration Tax-free, Core Fixed Income, and High Yield Funds (Goldman Sachs used the fees, if any, received under the Plan in the same proportion to the amounts set forth below).


                                       Compensation                       Printing and       Preparation
                                       and Expenses       Allocable        Mailing of            and
                                          of the          Overhead,      Prospectuses to    Distribution
                                        Distributor     Telephone and      Other than         of Sales
Fiscal Year ended   Compensation to    and its Sales   Travel Expenses       Current       Literature and
 October 31, 1998       Dealers          Personnel                        Shareholders       Advertising
Adjustable Rate
  Government(1)           N/A               N/A              N/A               N/A               N/A

Municipal                 N/A               N/A              N/A               N/A               N/A
 Income(1)

Government                N/A               N/A              N/A               N/A               N/A
 Income(1)

Global Income           $______           $______          $______           $______           $______

Short Duration            N/A               N/A              N/A               N/A               N/A
Government(1)

Short Duration            N/A               N/A              N/A               N/A               N/A
  Tax-free(1)

Core Fixed                N/A               N/A              N/A               N/A               N/A
 Income(1)

High Yield(1)             N/A               N/A              N/A               N/A               N/A

-------------------------

1 For the period presented, Goldman Sachs waived the 0.25% 12b-1 fee for these Funds. As no distribution expenses were incurred during this period, no expenses are reflected above.

     For the fiscal years ended October 31, 1998, October 31, 1997 and October 31, 1996, each Fund paid Goldman Sachs the following distribution fees under the Class B Plans:

                                                            1998                   1997                    1996
                                                            ----                   ----                    ----
Municipal Income
  with fee waivers                                        27,987                 $ 6,660                   $ 378
  Without fee waivers                                     27,987                   6,660                     378

Government Income
  with fee waivers                                        89,893                  25,662                     332
  Without fee waivers                                     89,893                  25,662                     332

Global Income
  with fee waivers                                        41,095                  10,696                     374
  Without fee waivers                                     41,095                  10,696                     374

Core Fixed Income(1)
  with fee waivers                                        23,390                   1,016                     N/A
  Without fee waivers                                     23,390                   1,016                     N/A

Short Duration Government(1)
  with fee waivers                                        14,333                   1,363                     N/A
  Without fee waivers                                     17,917                   1,704                     N/A

Short Duration Tax-Free(1)
  with fee waivers                                         1,766                     149                     N/A
  Without fee waivers                                      2,208                     186                     N/A

High Yield(2)
  with fee waivers                                       162,013                  10,016                     N/A
  without fee waivers                                    162,013                  10,016                     N/A

________________________

(1) Class B Shares of Core Fixed Income, Short Duration and Short Duration Tax-Free commenced operations on May 1, 1997.

(2)  High Yield Fund commenced operations on August 1, 1997.

     During the fiscal year ended October 31, 1998, Goldman Sachs incurred the following expenses in connection with distribution under the Class B Plan on behalf of each Fund (Goldman Sachs used the fees, if any, received under the Plan in the same proportion to the amounts set forth below).

                                        Compensation
                                            and                                               Preparation
                                          Expenses                        Printing and            and
                                           of the         Allocable        Mailing of         Distribution
                                        Distributor       Overhead,       Prospectuses          Of Sales
                                          and its         Telephone       to Other than        Literature
Fiscal Year ended     Compensation         Sales          and Travel         Current              and
October 31, 1998      To Dealers         Personnel         Expenses       Shareholders        Advertising
Adjustable Rate
Government               N/A                N/A              N/A               N/A                N/A

Municipal Income      $_____(1)             N/A              N/A               N/A                N/A

Government            $_____(1)             N/A              N/A               N/A                N/A
Income

Global Income         $_____(1)             N/A              N/A               N/A                N/A

Short Duration        $_____(1)             N/A              N/A               N/A                N/A
Government
Fund(2)

Short Duration        $_____(1)             N/A              N/A               N/A                N/A
Tax-Free
Fund(2)

Core Fixed            $_____(1)             N/A              N/A               N/A                N/A
Income Fund(2)

High Yield            $_____(1)             N/A              N/A               N/A                N/A
Fund(3)

_______________________

(1) Advance commissions paid to dealers of 4% on Class B shares are considered deferred assets which are amortized over a period of six years; amounts presented above reflect amortization expense recorded during the period presented.

(2) Class B Shares for Core Fixed Income, Short Duration Government and Short Duration Tax-Free Funds commenced operations on May 1, 1997.

(3) High Yield Fund commenced operations on August 1, 1997.

     For the fiscal year ended October 31, 1998 and October 31, 1997, each Fund paid Goldman Sachs the following amounts under the Class C Plans:

                                                          1998                        1997/(1)/
                                                          ----                        ---------
Municipal Income                                       $  9,431                        $    40
  with fee waivers                                        9,431                             40
  without fee waivers

Government Income
  with fee waivers                                       28,296                            827
  without fee waivers                                    28,296                            827

Global Income
  with fee waivers                                       16,605                            285
  without fee waivers                                    16,605                            285

Core Fixed Income
  with fee waivers                                       22,989                            145
  without fee waivers                                    22,989                            145

Short Duration Government
  with fee waivers                                       13,865                             83
  without fee waivers                                    13,865                             83

Short Duration tax-free
  with fee waivers                                        9,254                             12
  without fee waivers                                     9,254                             12

High Yield
  with fee waivers                                       47,698                          1,296
  without fee waivers                                    47,698                          1,296

________________________

(1)  Class C Shares of each Fund commenced operations on August 15, 1997.

     During the fiscal year ended October 31, 1998, Goldman Sachs incurred the following expenses in connection with distribution under the Class C Plan on behalf of each Fund (Goldman Sachs used the fees, if any, received under the Plan in the same proportion to the amounts set forth below).

                                                                              Printing and
                                                              Allocable        Mailing of
                                            Compensation      Overhead,     Prospectuses to      Preparation and
                                          and Expenses of     Telephone        Other than        Distribution of
 Fiscal Year ended    Compensation to     the Distributor    and Travel         Current         Sales Literature
 October 31, 1997          Dealers         and its Sales      Expenses        Shareholders       and Advertising
Municipal Income             $_______/(1)/             N/A            N/A                 N/A                  N/A

Government Income             _______/(1)/             N/A            N/A                 N/A                  N/A

Global Income                 _______/(1)/             N/A            N/A                 N/A                  N/A

Short Duration
 Government Fund              _______/(1)/             N/A            N/A                 N/A                  N/A

Short Duration
 Tax-Free Fund                _______/(1)/             N/A            N/A                 N/A                  N/A

Core Fixed Income             _______/(1)/             N/A            N/A                 N/A                  N/A
 Fund

High Yield Fund/(2)/          _______/(1)/             N/A            N/A                 N/A                  N/A

_______________________

/(1)/ Advance commissions paid to dealers of 1% on Class C Shares are considered deferred assets which are amortized over a period of one year; amounts presented above reflect amortization expense recorded during the period presented.


/(2)/ High Yield Fund commenced operations on August 1, 1997.

      For the fiscal years ended October 31, 1998, October 31, 1997 and October 31, 1996 Goldman Sachs received service fees from the Funds pursuant to the service plans then in existence at the rate of 0.25% of each Fund's average daily net assets attributable to Class A, Class B, or Class C Shares which totaled:

                                               Class A                                   Class B                      Class C  *
                                   1998         1997           1996          1998         1997         1996        1998       1997
                                   ----         ----           ----          ----         ----         ----        ----       ----
Adjustable
Rate Government                    $114,701  $ 81,928       $ 30,905           N/A         N/A           N/A          N/A       N/A

Municipal Income                    198,110   143,714        131,925         9,329      $2,222         $ 126        3,143      $ 13

Government Income                   242,829   125,744         74,060        29,964       8,546           111        9,431       273

Global Income                       450,664   454,817        549,164        13,698       3,565           125        5,518        95

Core                                 82,043     4,437            N/A         7,797         346           N/A        7,662        49
Fixed Income/(1)/

Short Duration Government/(1)/       61,613     3,709            N/A         5,995         568           N/A        4,622        36

Short Duration
 Tax-Free/(1)/                       28,662     2,364            N/A           736          62           N/A        3,084         4

High Yield/(2)/                     962,496   152,941            N/A        54,004       3,342           N/A       15,600       432

_______________________

/1/   Class A and Class B Shares commenced operations on May 1,
      1997.
/2/   High Yield Fund commenced operations on August 1, 1997.

*    No Class C Shares were outstanding as of October 31, 1996.



                                 SERVICE PLAN
                             (SERVICE SHARES ONLY)


     Each Fund has adopted a service plan (the "Plan") with respect to its Service Shares which authorizes it to compensate Service Organizations for providing certain administration services and personal and account maintenance services to their customers who are or may become beneficial owners of such Shares. Pursuant to the Plan, a Fund will enter into agreements with Service Organizations which purchase Service Shares of the Fund on behalf of their customers ("Service Agreements"). Under such Service Agreements, the Service Organizations may perform some or all of the following services: (a) act, directly or through an agent, as the sole shareholder of record and nominee for all customers, (b) maintain account records for each customer who beneficially owns Service Shares of a Fund, (c) answer questions and handle correspondence from customers regarding their accounts, (d) process customer orders to purchase, redeem and exchange Service Shares of a Fund, and handle the transmission of funds representing the customers' purchase price or redemption proceeds, (e) issue confirmations for transactions in shares by customers, (f) provide facilities to answer questions from prospective and existing investors about Service Shares of a Fund, (g) receive and answer investor correspondence, including requests for prospectuses and statements of additional information, (h) display and make prospectuses available on the Service Organization's premises, (i) assist customers in completing application forms, selecting dividend and other account options and opening custody accounts with the Service Organization and (j) act as liaison between customers and a Fund, including obtaining information from a Fund, working with a Fund to correct errors and resolve problems and providing statistical and other information to a Fund. As compensation for such services, a Fund will pay each Service Organization a service fee in an amount up to 0.50% (on an annualized basis) of the average daily net assets of the Service Shares of such Fund attributable to or held in the name of such Service Organization; provided, however, that the fee paid for personal and account maintenance services shall not exceed 0.25% of such average daily net assets. For the fiscal years ended October 31, 1998, October 31, 1997, and October 31, 1996 service fees were paid by the Funds as follows:

                      Fund                                1998            1997           1996
                      ----                                ----            ----           ----
Adjustable Rate Government/(1)/                         $ 2,702         $   292            N/A
Short Duration Government                                23,540          12,087         $1,222
Short Duration Tax-Free                                   2,142           6,435          2,322
Government Income/(2)/                                      N/A               2            N/A
Municipal Income/(3)/                                       N/A               2            N/A
Core Fixed Income                                        39,455           6,207            422
Global Income/(4)/                                          885             523            N/A
High Yield/(5)/                                             624               8            N/A

_________________________

/(1)/ No Service Shares of Adjustable Rate Government Fund were outstanding at October 31, 1996.
/(2)/ No Service Shares of Government Income Fund were outstanding at October 31, 1996.
/(3)/ No Service Shares of Municipal Income Fund were outstanding at October 31, 1996.
/(4)/ No Service Shares of Global Income Fund were outstanding at October 31, 1996.
/(5)/  High Yield Fund commenced operations on August 1, 1997.


     Each Fund has adopted its Plan pursuant to Rule 12b-1 under the 1940 Act in order to avoid any possibility that payments to the Service Organizations pursuant to the Service Agreements might violate the 1940 Act. Rule 12b-1, which was adopted by the SEC under the Act, regulates the circumstances under which an investment company or series thereof may bear expenses associated with the distribution of its shares. In particular, such an investment company or series thereof cannot engage directly or indirectly in financing any activity which is primarily intended to result in the sale of shares issued by the company unless it has adopted a plan pursuant to, and complies with the other requirements of, such Rule. The Trust believes that fees paid for the services provided in the Plan and described above are not expenses incurred primarily for effecting the distribution of Service Shares. However, should such payments be deemed by a court or the SEC to be distribution expenses, such payments would be duly authorized by the Plan.

     The Glass-Steagall Act prohibits all entities which receive deposits from engaging to any extent in the business of issuing, underwriting, selling or distributing securities, although institutions such as national banks are permitted to purchase and sell securities upon the order and for the account of their customers. In addition, under some state securities laws, banks and other financial institutions purchasing Service Shares on behalf of their customers may be required to register as dealers. Should future legislative or administrative action or judicial or administrative decisions or interpretations prohibit or restrict the activities of one or more of the Service Organizations in connection with the Funds, such Service Organizations might be required to alter materially or discontinue the services performed under their Service Agreements. If one or more of the Service Organizations were restricted from effecting purchases or sales of Service Shares automatically pursuant to pre-authorized instructions, for example, effecting such transactions on a manual basis might affect the size and/or growth of a Fund. Any such alteration or discontinuance of services could require the Board of Trustees to consider changing a Fund's method of operations or providing alternative means of offering Service Shares of a Fund to customers of such Service Organizations, in which case the operation of such Fund, its size and/or its growth might be significantly altered. It is not anticipated, however, that any alternation of a Fund's operations would have any effect on the net asset value per share or result in financial losses to any shareholder.

     Conflict of interest restrictions (including the Employee Retirement Income Security Act of 1974) may apply to a Service Organization's receipt of compensation paid by a Fund in connection with the investment of fiduciary assets in Service Shares of such Fund. Service Organizations, including banks regulated by the Comptroller of the Currency, the Federal Reserve Board or the Federal Deposit Insurance Corporation, and Investment Advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities regulators, are urged to consult legal Investment Advisers before investing fiduciary assets in Service Shares of the Funds. In addition, under some state securities laws, banks and other financial institutions purchasing Service Shares on behalf of their customers may be required to register as dealers.

     The Plans with respect to the Adjustable Rate Government, Short Duration Government, Short Duration Tax-Free and Core Fixed Income Funds were approved by The Goldman Sachs Group, L.P., as the sole shareholder of Service Shares of each Fund. The Trustees, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plans or the related Service Agreements, most recently voted to approve each Fund's Plan and Service Agreements at a meeting called for the purpose of voting on such Plans and Service Agreements on April 22, 1998. Each Plan and Service Agreement will remain in effect until May 1, 1999 and will continue in effect thereafter only if such continuance is specifically approved annually by a vote of the Board of Trustees in the manner described above. No Plan may be amended to increase materially the amount to be spent for the services described therein without approval of the Service Shareholders of the applicable Fund, and all material amendments of each Plan must also be approved by the Board of Trustees in the manner described above. Each Plan may be terminated at any time by a majority of the Board of Trustees as described above or by vote of a majority of the outstanding Service Shares of the applicable Fund. The Service Agreements may be terminated at any time, without payment of any penalty, by vote of a majority of the Board of Trustees as described above or by a vote of a majority of the outstanding Service Shares of the applicable Fund on not more than sixty (60) days' written notice to any other party to the Service Agreements.

     The Service Agreements will terminate automatically if assigned. So long as the Plans are in effect, the selection and nomination of those Trustees who are not interested persons will be committed to the discretion of the Trust's Nominating Committee, which consists of all of the non-interested members of the Board of Trustees. The Board of Trustees has determined that, in its judgment, there is a reasonable likelihood that a Fund's Plan will benefit such Fund and its holders of Service Shares. In the Board of Trustees' quarterly review of the Plans and Service Agreements, the Board will consider their continued appropriateness and the level of compensation provided therein.


                              ADMINISTRATION PLAN
                          (ADMINISTRATION SHARES ONLY)


     Each Fund has adopted an administration plan (the "Plan") with respect to its Administration Shares which authorizes it to compensate Service Organizations for providing certain account administration services to their customers who are beneficial owners of such Shares. Pursuant to the Plans, a Fund enters into agreements with Service Organizations which purchase Administration Shares on behalf of their customers ("Service Agreements").
Under such Service Agreements the Service Organizations may perform some or all of the following services: (a) act, directly or through an agent, as the sole shareholder of record and nominee for all customers, (b) maintain account records for each customer who beneficially owns Administration Shares of a Fund,
(c) answer questions and handle correspondence from customers regarding their accounts, (d) process customer orders to purchase, redeem and exchange Administration Shares of a Fund and handle the transmission of funds representing the customers' purchase price or redemption proceeds, and (e) issue confirmations for transactions in shares by customers. As compensation for such services, a Fund will pay each Service Organization an account administration fee in an amount up to 0.25% (on an annualized basis) of the average daily net assets of the Administration Shares of such Fund attributable to or held in the name of such Service Organization. For the fiscal years ended October 31, 1998, 1997, and 1996, administration fees accrued by the Funds were as follows:

Fund                                                   1998                1997                1996
----                                                   ----                ----                ----
Adjustable Rate Government                           $10,895              $ 9,699             $9,833
Core Fixed Income                                      5,460               14,647                741
Short Duration Government                             10,828                3,203                107
Short Duration tax-free                                  221                  222                129

     Conflict of interest restrictions (including the Employee Retirement Income Security Act of 1974) may apply to a Service Organization's receipt of compensation paid by a Fund in connection with the investment of fiduciary assets in Administration Shares of a Fund. Service Organizations, including banks regulated by the Comptroller of the Currency, the Federal Reserve Board or the Federal Deposit Insurance Corporation, and Investment Advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions, are urged to consult legal Investment Advisers before investing fiduciary assets in Administration Shares of a Fund. In addition, under some state securities laws, banks and other financial institutions purchasing Administration Shares on behalf of their customers may be required to register as dealers.

     The Plans with respect to Adjustable Rate Government Fund, Short Duration Government Fund, Short Duration Tax-Free Fund and Core Fixed Income Fund were approved by The Goldman Sachs Group, L.P., as the sole shareholder of Administration Shares of each Fund. The Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plans or the related Service Agreements, most recently voted to approve each Plan and Service Agreements at a meeting called for the purpose of voting on such Plans and Service Agreements on April 22, 1998. The Plans and Service Agreements will remain in effect until May 1, 1999 and will continue in effect thereafter only if such continuance is specifically approved annually by a vote of the Board of Trustees in the manner described above. No Plan may be amended to increase materially the amount to be spent for the services described therein without approval of the Administration Shareholders of the applicable Fund and all material amendments of the Plans must also be approved by the Board of Trustees in the manner described above. Each Plan may be terminated at any time by a majority of the Board of Trustees as described above or by vote of a majority of the outstanding Administration Shares of the applicable Fund. The Service Agreements may be terminated at any time, without payment of any penalty, by a vote of a majority of the Board of Trustees as described above or by a vote of a majority of the outstanding Administration Shares of the applicable Fund on not more than sixty (60) days' written notice to any other party to the Service Agreements. The Service Agreements will terminate automatically if assigned.
So long as the Plans are in effect, the selection and nomination of those Trustees who are not interested persons will be committed to the discretion of the Trust's Nominating Committee, which consists of all of the non-interested members of the Board of Trustees. The Board of Trustees has determined that, in its judgment, there is a reasonable likelihood that each Fund's Plan will benefit such Fund and the holders of its Administration Shares. In the Board of Trustees' quarterly review of the Plans and Service Agreements, the Board will consider continued appropriateness and the level of compensation provided therein.


                                 [End of Page]

                                   GOLDMAN SACHS ADJUSTABLE RATE GOVERNMENT FUND

Performance Summary
October 31, 1998

 The following graph shows the value as of October 31, 1998, of a $10,000 in-vestment made in Institutional shares on August 1, 1991. For comparative pur-poses, the performance of the Fund's benchmarks (the Lehman Brothers Mutual Fund Short (1-2) U.S. Government Index ("Lehman 1-2 Index") and the six-month and one-year U.S. Treasury Bills ("Six-Month T-Bill/One-Year T-Bill")) are shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor's shares, when redeemed, to be worth more or less than their original cost. Performance of Class A, Administration and Service shares will vary from In-stitutional shares due to differences in fees and loads.

 ADJUSTABLE RATE GOVERNMENT FUND'S LIFETIME PERFORMANCE

 GROWTH OF A $10,000 INVESTMENT, DISTRIBUTIONS REINVESTED AUGUST 1, 1991 TO OCTOBER 31, 1998.(A)

                          [LINE GRAPH APPEARS HERE]


      Adjustable Rate
      Government Fund     Lehman 1-2      One-Year       Six-Month
   (Institutional Shares)   Index          T-Bill          T-Bill


8/1/91      10000           10000           10000          10000
Aug-91      10074           10120           10083          10060
Sep-91      10136           10213           10158          10117
10/91       10208           10316           10236          10174
Nov-91      10277           10415           10314          10234
Dec-91      10333           10554           10407          10300
1/92        10389           10556           10436          10335
Feb-92      10441           10588           10463          10365
Mar-92      10474           10600           10489          10397
4/92        10522           10694           10550          10450
May-92      10588           10777           10592          10489
Jun-92      10661           10870           10648          10531
7/92        10724           10979           10726          10583
Aug-92      10779           11056           10775          10617
Sep-92      10833           11149           10844          10665
10/92       10834           11100           10832          10675
Nov-92      10843           11092           10841          10698
Dec-92      10911           11190           10900          10740
1/93        10947           11288           10957          10780
Feb-93      10996           11361           10995          10808
Mar-93      11020           11393           11027          10841
4/93        11065           11455           11066          10870
May-93      11086           11433           11055          10887
Jun-93      11148           11505           11109          10920
7/93        11188           11533           11137          10949
Aug-93      11238           11610           11187          10984
Sep-93      11264           11647           11219          11015
10/93       11282           11672           11240          11039
Nov-93      11292           11686           11261          11067
Dec-93      11323           11728           11301          11106
1/94        11355           11796           11347          11142
Feb-94      11375           11746           11334          11152
Mar-94      11369           11717           11336          11180
4/94        11352           11688           11326          11197
May-94      11359           11709           11341          11228
Jun-94      11384           11742           11378          11277
7/94        11441           11836           11448          11324
Aug-94      11478           11876           11487          11369
Sep-94      11485           11866           11504          11400
10/94       11494           11900           11549          11452
Nov-94      11492           11861           11543          11486
Dec-94      11543           11891           11582          11536
1/95        11659           12036           11698          11611
Feb-95      11748           12178           11800          11679
Mar-95      11804           12248           11869          11739
4/95        11879           12347           11937          11801
May-95      11991           12518           12044          11872
Jun-95      12006           12585           12113          11935
7/95        12072           12644           12173          11995
Aug-95      12139           12713           12231          12054
Sep-95      12191           12771           12281          12104
10/95       12270           12865           12355          12164
Nov-95      12346           12960           12429          12223
Dec-95      12424           13051           12498          12291
1/96        12515           13154           12578          12352
Feb-96      12549           13125           12593          12396
Mar-96      12600           13133           12627          12438
4/96        12662           13158           12671          12489
May-96      12740           13198           12716          12540
Jun-96      12790           13286           12784          12594
7/96        12855           13338           12832          12649
Aug-96      12920           13393           12893          12705
Sep-96      13023           13500           12980          12771
10/96       13114           13635           13076          12832
Nov-96      13191           13722           13140          12889
Dec-96      13257           13744           13185          12943
1/97        13323           13808           13250          13000
Feb-97      13383           13849           13299          13060
Mar-97      13436           13854           13332          13111
4/97        13545           13958           13410          13173
May-97      13643           14051           13493          13244
Jun-97      13712           14140           13572          13308
7/97        13797           14269           13670          13370
Aug-97      13853           14297           13712          13424
Sep-97      13921           14394           13785          13493
10/97       13992           14489           13861          13554
Nov-97      14032           14529           13901          13602
Dec-97      14087           14621           13966          13665
1/98        14172           14745           14057          13735
Feb-98      14207           14769           14094          13786
Mar-98      14264           14829           14165          13854
4/98        14289           14899           14232          13915
5/98        14346           14975           14442          13976
6/98        14415           15050           14511          14043
7/98        14457           15121           14579          14110
8/98        14530           15277           14697          14183
9/98        14583           15451           14817          14268
10/98       14565           15531           14893          14328


                                            SINCE INCEPTION
                                               OF CLASS     FIVE YEARS ONE YEAR
  AVERAGE ANNUAL TOTAL RETURN THROUGH OCTOBER 31, 1998
  CLASS A (COMMENCED MAY 15, 1995)
  Excluding sales charges                        5.63%             n/a    3.71%
  Including sales charges                        5.16%             n/a    2.16%
 ------------------------------------------------------------------------------
  INSTITUTIONAL CLASS (COMMENCED JULY 17,
  1991)                                          5.34%           5.24%    4.09%
 ------------------------------------------------------------------------------
  ADMINISTRATION CLASS (COMMENCED APRIL
  15, 1993)                                      4.85%           4.98%    3.83%
 ------------------------------------------------------------------------------
  SERVICE CLASS (COMMENCED MARCH 27, 1997)       4.63%             n/a    3.57%
 ------------------------------------------------------------------------------

 (a) For comparative purposes, initial investments are assumed to be made on the first day of the month following commencement of operations.

GOLDMAN SACHS ADJUSTABLE RATE GOVERNMENT FUND

Statement of Investments
October 31, 1998

   PRINCIPAL               INTEREST                    MATURITY
    AMOUNT                   RATE                        DATE                            VALUE
  MORTGAGE BACKED OBLIGATIONS - 86.0%
  ADJUSTABLE RATE FEDERAL HOME LOAN MORTGAGE CORP.
   (FHLMC)(A) - 20.7%
  $ 1,884,454                7.29%                    07/01/2018                   $  1,917,809
    4,154,158                8.16                     11/01/2018                      4,272,302
      887,658                7.31                     12/01/2018                        902,908
    6,485,132(b)             7.33                     05/01/2019                      6,574,043
   15,255,307(b)             7.53                     11/01/2019                     15,689,625
    8,378,831                7.24                     01/01/2020                      8,474,852
    3,290,423                7.51                     05/01/2020                      3,366,497
   12,052,342(b)             7.45                     06/01/2020                     12,241,684
   24,961,460(b)             7.60                     02/01/2022                     25,569,522
    4,706,626                7.22                     06/01/2022                      4,774,778
    2,829,548                7.30                     08/01/2022                      2,866,247
    3,968,347                7.19                     09/01/2022                      4,015,967
    4,430,804(b)             7.36                     09/01/2022                      4,494,829
    6,487,956(b)             7.52                     06/01/2024                      6,614,666
    2,453,837                7.16                     02/01/2028                      2,479,284
    1,136,617(b)             7.49                     07/01/2030                      1,157,929
                                                                                   ------------
                                                                                   $105,412,942
 ----------------------------------------------------------------------------------------------
  ADJUSTABLE RATE FEDERAL NATIONAL MORTGAGE ASSOCIATION
   (FNMA)(A) - 38.5%
  $ 1,056,694                7.22%                    04/01/2003                   $  1,067,599
      724,071                7.43                     11/01/2014                        741,239
      466,162                7.21                     12/01/2015                        470,143
    4,126,862                6.56                     03/01/2017                      4,130,741
    2,519,416                7.38                     03/01/2017                      2,569,679
    8,576,471                6.99                     04/01/2017                      8,675,615
      539,836                7.19                     11/01/2017                        546,250
      784,577                7.04                     03/01/2018                        793,819
    2,955,406                6.35                     03/01/2018                      2,949,909
      569,993                7.47                     05/01/2018                        576,674
      288,552                7.15                     06/01/2018                        292,819
      896,436                7.24                     06/01/2018                        910,366
    6,020,013                7.31                     06/01/2018                      6,147,758
    3,554,572                7.30                     07/01/2018                      3,623,566
    4,337,221                7.07                     08/01/2018                      4,407,484
    2,915,222                7.59                     08/01/2018                      2,991,338
    2,147,218                7.30                     10/01/2018                      2,184,795
    1,420,692                7.13                     10/01/2018                      1,441,946
      127,626                7.12                     11/01/2018                        128,685
    4,310,005                7.20                     11/01/2018                      4,383,404
    1,321,719                7.17                     12/01/2018                      1,341,809
    9,776,995(b)             7.62                     12/01/2018                     10,019,660
    2,282,400                7.17                     06/01/2019                      2,310,839
    1,086,940                7.13                     07/01/2019                      1,104,831
    2,958,595                7.18                     07/01/2019                      3,006,199
    1,167,823                7.14                     08/01/2019                      1,182,467
    2,737,317                7.37                     09/01/2019                      2,791,625
    2,071,759                7.57                     03/01/2020                      2,113,381
    6,218,420                7.15                     07/01/2020                      6,313,127
   14,630,896                7.51                     01/01/2021                     14,977,795
    3,360,772                7.44                     02/01/2021                      3,441,834
    3,708,467                7.15                     04/01/2021                      3,769,879
   49,482,409(b)             7.37                     09/01/2021                     50,572,012
   14,695,792(b)             7.45                     02/01/2022                     15,075,091
    1,544,367                7.08                     05/20/2022                      1,555,749
    4,580,430                7.49                     06/01/2022                      4,699,705
    1,346,612                7.39                     08/01/2022                      1,376,440
    4,748,688                7.45                     09/01/2022                      4,858,002
      257,188                6.22                     12/01/2023                        259,680
 ----------------------------------------------------------------------------------------------

   PRINCIPAL            INTEREST                       MATURITY
    AMOUNT                RATE                           DATE                            VALUE
 MORTGAGE BACKED OBLIGATIONS - (CONTINUED)
  ADJUSTABLE RATE FEDERAL NATIONAL MORTGAGE ASSOCIATION
   (FNMA)(A) - (CONTINUED)
  $10,797,106             6.94%                       06/20/2024                   $ 10,959,063
      551,303             7.43                        09/01/2025                        562,390
    2,874,064             7.06                        08/01/2027                      2,911,542
    1,767,014             6.97                        10/01/2027                      1,796,646
                                                                                   ------------
                                                                                   $196,033,595
 ----------------------------------------------------------------------------------------------
  ADJUSTABLE RATE GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
   (GNMA)(A) - 3.0%
  $ 1,287,918             6.87%                       03/20/2016                   $  1,311,667
    3,747,337             6.62                        08/20/2018                      3,824,045
    4,614,191             6.87                        02/20/2021                      4,687,742
    2,273,990             6.87                        06/20/2022                      2,310,942
    3,037,186             6.87                        05/20/2023                      3,060,876
                                                                                   ------------
                                                                                   $ 15,195,272
 ----------------------------------------------------------------------------------------------
  FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC) - 3.2%
  $ 5,353,997             7.00%                       12/01/1999                   $  5,384,676
    1,951,984             6.50                        03/01/2013                      1,980,054
    3,945,910             6.50                        04/01/2013                      4,002,653
    1,634,011             6.50                        05/01/2013                      1,657,509
    3,383,288             6.50                        06/01/2013                      3,424,371
                                                                                   ------------
                                                                                   $ 16,449,263
 ----------------------------------------------------------------------------------------------
  FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) - 3.5%
  $ 9,966,054             7.00%                       10/01/2002                   $ 10,106,206
    6,862,306             8.00                        11/01/2017                      7,123,966
                                                                                   ------------
                                                                                   $ 17,230,172
 ----------------------------------------------------------------------------------------------
  GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) - 4.9%
  $ 8,209,936             9.00%                       12/15/2017                   $  8,789,722
      357,801             7.00                        01/15/2023                        366,299
      540,955             7.00                        05/15/2023                        553,970
      516,923             7.00                        06/15/2023                        529,361
    2,435,399             7.00                        07/15/2023                      2,493,784
      415,158             7.00                        09/15/2023                        425,147
    1,237,675             7.00                        10/15/2023                      1,267,454
    4,675,610             7.00                        11/15/2023                      4,786,572
    5,867,550             7.00                        12/15/2023                      6,006,729
                                                                                   ------------
                                                                                   $ 25,219,038
 ----------------------------------------------------------------------------------------------
  COLLATERALIZED MORTGAGE OBLIGATIONS - 12.2%
  ADJUSTABLE RATE CMOS(A) - 1.4%
  FNMA Remic Trust 1990-145, Class A
  $ 7,235,523             6.40%                       12/25/2020                   $  7,199,490
 ----------------------------------------------------------------------------------------------
  INVERSE FLOATER(A) - 1.4%
  FNMA Series 1993-189, Class SA
  $ 7,088,450             9.75%                       10/25/2023                   $  7,091,143
 ----------------------------------------------------------------------------------------------
  IOETTE - 0.1%
  FNMA Remic Trust 1990-145, Class B
  $    17,780            11.18%(c)                    12/25/2020                   $    324,812
 ----------------------------------------------------------------------------------------------
  PLANNED AMORTIZATION CLASS (PAC) CMOS - 3.2%
  FHLMC Series 2055, Class OD(b)
  $10,000,000             6.00%                       12/15/2007                   $ 10,043,700
  FNMA Series X-188B, Class ZA
    6,144,677             5.75                        09/25/2010                      6,175,462
                                                                                   ------------
                                                                                   $ 16,219,162
 ----------------------------------------------------------------------------------------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                   GOLDMAN SACHS ADJUSTABLE RATE GOVERNMENT FUND


   PRINCIPAL             INTEREST                      MATURITY
    AMOUNT                 RATE                          DATE                              VALUE
 MORTGAGE BACKED OBLIGATIONS - (CONTINUED)
  REGULAR FLOATER CMOS(A) - 1.3%
  FNMA Remic Trust 169B, Class FA
  $ 1,823,556              5.68%                      09/25/2000                     $  1,835,518
  FNMA Remic Trust 1997-43, Class FA
    2,794,679              6.24                       07/18/2027                        2,799,039
  FNMA Remic Trust 1997-7, Class FB
    2,112,052              6.10                       03/18/2027                        2,114,122
                                                                                     ------------
                                                                                     $  6,748,679
 ------------------------------------------------------------------------------------------------
  SEQUENTIAL FIXED RATE CMOS - 3.3%
  FHLMC Series 2064, Class M(b)
  $ 7,300,000              6.00%                      06/15/2028                     $  7,437,671
  FNMA Series 1998-36, Class J
    9,095,000              6.00                       07/18/2028                        9,284,085
                                                                                     ------------
                                                                                     $ 16,721,756
 ------------------------------------------------------------------------------------------------
  SUPPORT - 1.5%
  FNMA Series G94 13, Class ZB
  $ 7,821,819              7.00%                      11/17/2024                     $  7,808,786
 ------------------------------------------------------------------------------------------------
  TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS                                          $ 62,113,828
 ------------------------------------------------------------------------------------------------
  TOTAL MORTGAGE BACKED OBLIGATIONS
  (COST $443,002,545)                                                                $437,654,110
 ------------------------------------------------------------------------------------------------
 AGENCY DEBENTURES - 3.2%
  ADJUSTABLE RATE SMALL BUSINESS ADMINISTRATION (SBA)(A) - 3.2%
  $   865,252              6.37%                      09/25/2016                     $    878,967
    3,372,894              6.37                       07/25/2017                        3,424,542
    5,530,015              6.37                       08/25/2017                        5,621,204
    2,508,873              6.37                       09/25/2017                        2,547,683
    2,781,031              6.37                       10/25/2017                        2,825,973
      278,585              6.37                       02/25/2018                          283,279
      814,558              6.12                       11/25/2018                          816,595
 ------------------------------------------------------------------------------------------------
  TOTAL AGENCY DEBENTURES (COST $16,143,349)                                         $ 16,398,243
 ------------------------------------------------------------------------------------------------
 REPURCHASE AGREEMENT - 8.6%
  JOINT REPURCHASE AGREEMENT ACCOUNT(B)
  $43,700,000              5.63%                      11/02/1998                     $ 43,700,000
 ------------------------------------------------------------------------------------------------
  TOTAL REPURCHASE AGREEMENT (COST $43,700,000)                                      $ 43,700,000
 ------------------------------------------------------------------------------------------------
  TOTAL INVESTMENTS
  (COST $502,845,894)(D)                                                             $497,752,353
 ------------------------------------------------------------------------------------------------


 Futures contracts open at October 31, 1998 are as follows:

                          NUMBER OF
                         CONTRACTS                 SETTLEMENT             UNREALIZED
       TYPE            LONG (SHORT)(E)               MONTH                GAIN (LOSS)
 -------------------------------------------------------------------------------------
  Euro Dollars               560                 December 1998            $   407,104
  Euro Dollars               208                 March 1999                   588,017
  Euro Dollars                89                 June 1999                     91,835
  Euro Dollars               (19)                September 1999                (5,346)
  Euro Dollars               (20)                December 1999                (74,500)
  5 Year U.S.
  Treasury Notes             (90)                December 1998               (165,368)
  10 Year U.S.
  Treasury Notes              24                 December 1998                 (3,902)
  20 Year Long
  Term Bond                    6                 December 1998                (30,226)
 -------------------------------------------------------------------------------------
                                                                          $   807,614
 -------------------------------------------------------------------------------------
  FEDERAL INCOME TAX INFORMATION:
  Gross unrealized gain for investments in which value
  exceeds cost                                                            $ 1,898,864
  Gross unrealized loss for investments in which cost ex-
  ceeds value                                                              (6,992,405)
 -------------------------------------------------------------------------------------
  Net unrealized loss                                                     $(5,093,541)
 -------------------------------------------------------------------------------------

 (a) Variable rate security. Coupon rate disclosed is that which is in effect at October 31, 1998.
 (b) Portions of these securities are being segregated for open futures contracts, futures margin requirements and open purchases.
 (c) Represents security with notional or nominal principal amount. The actual effective yield of this security.
 (d) The amount stated also represents aggregate cost for federal income tax purposes.
 (e) Each Euro Dollar contract represents $1,000,000 in notional par value. Each 5-Year and 10-Year U.S. Treasury Note and each U.S. 20-Year Long Term Bond contract represents $100,000 in notional par value. The total notional amount and market value at risk are $908,000,000 and $227,205,706, respectively. The determination of notional amounts as presented here are indicative only of volume of activity and not a measure of market risk.
 The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

      THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Performance Summary
October 31, 1998

 The following graph shows the value as of October 31, 1998, of a $10,000 in-vestment made in Institutional shares on September 1, 1988. For comparative purposes, the performance of the Fund's benchmarks (the U.S. 2-Year Treasury Bill ("Two-Year T-Bill") and the Lehman Brothers Mutual Fund Short (1-3) U.S. Government Index ("Lehman Short (1-3) Gov't Index")) are shown. This perfor-mance data represents past performance and should not be considered indica-tive of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor's shares, when redeemed, to be worth more or less than their original cost. Performance of Class A, Class B, Class C, Administration and Service shares will vary from Institutional shares due to differences in fees and loads.

 SHORT DURATION GOVERNMENT FUND'S LIFETIME PERFORMANCE

 GROWTH OF A $10,000 INVESTMENT, DISTRIBUTIONS REINVESTED SEPTEMBER 1, 1988 TO OCTOBER 31, 1998.(A)

                          [LINE GRAPH APPEARS HERE]

             Short Duration
             Government Fund       Lehman Short
          (Institutional Shares) (1-3) Gov't Index   Two-Year T-Bill


9/1/88             10000               10000               10000
Sep-88             10129               10116               10109
10/88              10257               10218               10211
Nov-88             10221               10193               10169
Dec-88             10226               10215               10367
1/89               10315               10296               10455
Feb-89             10335               10297               10443
Mar-89             10359               10340               10474
4/89               10515               10509               10623
May-89             10673               10657               10786
Jun-89             10887               10855               10992
7/89               11040               11015               11158
Aug-89             10936               10950               11064
Sep-89             11008               11013               11119
10/89              11189               11184               11276
Nov-89             11287               11284               11367
Dec-89             11336               11327               11402
1/90               11323               11340               11391
Feb-90             11386               11400               11432
Mar-90             11445               11434               11464
4/90               11461               11461               11476
May-90             11616               11638               11655
Jun-90             11732               11760               11783
7/90               11864               11902               11929
Aug-90             11896               11945               11964
Sep-90             11993               12040               12052
10/90              12110               12173               12184
Nov-90             12225               12291               12301
Dec-90             12365               12436               12451
1/91               12468               12553               12548
Feb-91             12534               12634               12608
Mar-91             12623               12718               12696
4/91               12743               12840               12806
May-91             12809               12917               12893
Jun-91             12859               12965               12964
7/91               13030               13077               13089
Aug-91             13158               13256               13275
Sep-91             13334               13396               13420
10/91              13433               13541               13556
Nov-91             13592               13681               13694
Dec-91             13588               13889               13912
1/92               13568               13870               13880
Feb-92             13585               13912               13917
Mar-92             13577               13908               13905
4/92               13668               14034               14023
May-92             13820               14164               14165
Jun-92             13984               14307               14336
7/92               14152               14471               14508
Aug-92             14276               14588               14643
Sep-92             14384               14726               14786
10/92              14274               14642               14684
Nov-92             14261               14620               14649
Dec-92             14406               14756               14789
1/93               14569               14911               14959
Feb-93             14698               15030               15090
Mar-93             14707               15076               15132
4/93               14793               15168               15232
May-93             14763               15132               15168
Jun-93             14905               15245               15290
7/93               14937               15279               15319
Aug-93             15087               15406               15458
Sep-93             15082               15455               15510
10/93              15066               15489               15534
Nov-93             15038               15492               15541
Dec-93             15120               15554               15597
1/94               15238               15652               15697
Feb-94             15159               15557               15596
Mar-94             15026               15477               15518
4/94               14962               15419               15447
May-94             14998               15439               15458
Jun-94             15027               15477               15502
7/94               15158               15616               15643
Aug-94             15208               15668               15685
Sep-94             15183               15632               15643
10/94              15216               15668               15681
Nov-94             15156               15602               15616
Dec-94             15189               15632               15637
1/95               15400               15844               15870
Feb-95             15613               16060               16095
Mar-95             15687               16150               16178
4/95               15860               16294               16324
May-95             16142               16572               16629
Jun-95             16206               16662               16717
7/95               16226               16728               16776
Aug-95             16317               16829               16869
Sep-95             16426               16911               16949
10/95              16581               17051               17096
Nov-95             16747               17196               17250
Dec-95             16861               17327               17377
1/96               17058               17474               17525
Feb-96             16976               17406               17434
Mar-96             16963               17392               17411
4/96               16982               17409               17416
May-96             17019               17447               17446
Jun-96             17160               17575               17573
7/96               17214               17643               17635
Aug-96             17322               17708               17691
Sep-96             17502               17870               17856
10/96              17703               18072               18061
Nov-96             17833               18205               18200
Dec-96             17844               18209               18195
1/97               17942               18296               18264
Feb-97             18001               18340               18298
Mar-97             17986               18325               18289
4/97               18176               18475               18440
May-97             18290               18604               18565
Jun-97             18444               18733               18695
7/97               18675               18937               18912
Aug-97             18661               18956               18920
Sep-97             18836               19100               19060
10/97              18954               19241               19210
Nov-97             18974               19289               19233
Dec-97             19091               19419               19368
1/98               19307               19605               19571
Feb-98             19289               19623               19569
Mar-98             19349               19697               19638
4/98               19426               19792               19720
5/98               19547               19898               19820
6/98               19626               20000               19976
7/98               19728               20093               20064
8/98               19992               20356               20338
9/98               20232               20612               20635
10/98              20233               20712               20742


                                 SINCE INCEPTION
                                    OF CLASS     TEN YEARS FIVE YEARS ONE YEAR
  AVERAGE ANNUAL TOTAL RETURN
  THROUGH OCTOBER 31, 1998
  CLASS A (COMMENCED MAY 1,
  1997)
  Excluding sales charges             7.04%         n/a       n/a        6.36%
  Including sales charges             5.61%         n/a       n/a        4.25%
 -----------------------------------------------------------------------------
  CLASS B (COMMENCED MAY 1,
  1997)
  Excluding sales charges             6.40%         n/a       n/a        5.62%
  Including sales charges             5.70%         n/a       n/a        3.51%
 -----------------------------------------------------------------------------
  CLASS C (COMMENCED AUGUST 15,
  1997)
  Excluding sales charges             5.72%         n/a       n/a        5.46%
  Including sales charges             5.72%         n/a       n/a        4.41%
 -----------------------------------------------------------------------------
  INSTITUTIONAL CLASS (COM-
  MENCED AUGUST 15, 1988)             7.18%        7.03%     6.07%       6.75%
 -----------------------------------------------------------------------------
  ADMINISTRATION CLASS (COM-
  MENCED FEBRUARY 28, 1996)           6.43%         n/a       n/a        6.27%
 -----------------------------------------------------------------------------
  SERVICE CLASS (COMMENCED
  APRIL 10, 1996)                     6.70%         n/a       n/a        6.12%
 -----------------------------------------------------------------------------

 (a) For comparative purposes, initial investments are assumed to be made on the first day of the month following commencement of operations.

                                    GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Statement of Investments
October 31, 1998

   PRINCIPAL              INTEREST                     MATURITY
    AMOUNT                  RATE                         DATE                          VALUE
  MORTGAGE BACKED OBLIGATIONS - 69.8%
  ADJUSTABLE RATE FEDERAL HOME LOAN MORTGAGE CORP.
  (FHLMC)(A) - 6.6%
  $ 1,279,253(b)            7.12%                     08/01/2017                 $  1,296,241
    1,116,932(b)            7.30                      05/01/2018                    1,123,432
    3,627,738(b)            7.55                      06/01/2018                    3,691,369
    1,194,234(b)            7.31                      12/01/2018                    1,214,751
    5,632,799(b)            7.60                      02/01/2022                    5,770,014
    1,800,160               8.10                      10/01/2025                    1,834,669
                                                                                 ------------
                                                                                 $ 14,930,476
 --------------------------------------------------------------------------------------------
  ADJUSTABLE RATE FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (FNMA)(A) - 5.8%
  $ 1,737,771(b)            7.43%                     11/01/2014                 $  1,778,973
    3,511,846(b)            7.04                      06/01/2018                    3,562,768
    5,028,835(b)            7.51                      01/01/2021                    5,148,068
    1,346,612               7.39                      08/01/2022                    1,376,440
    1,128,360               7.49                      01/01/2031                    1,152,338
                                                                                 ------------
                                                                                 $ 13,018,587
 --------------------------------------------------------------------------------------------
  FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC) - 8.6%
  $   977,420               6.50%                     04/01/2013                 $    992,081
    2,001,140               6.50                      05/01/2013                    2,029,917
      990,168               6.50                      06/01/2013                    1,005,020
    5,004,665               8.00                      01/01/2028                    5,162,612
    1,173,117               7.00                      07/01/2028                    1,196,204
    3,032,566(b)            7.00                      08/01/2028                    3,092,246
    5,786,724(b)            7.00                      09/01/2028                    5,900,606
                                                                                 ------------
                                                                                 $ 19,378,686
 --------------------------------------------------------------------------------------------
  FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) - 5.3%
  $ 7,034,861               7.00%(c)                  10/01/2002                 $  7,133,793
    1,600,449               8.50                      05/01/2010                    1,672,966
      669,773               6.00                      01/01/2014                      667,542
    2,457,610               6.00                      03/01/2014                    2,473,738
                                                                                 ------------
                                                                                 $ 11,948,039
 --------------------------------------------------------------------------------------------
  GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) - 3.7%
  $   183,092               9.00%                     12/15/2008                 $    192,431
      306,512               9.00                      01/15/2009                      322,950
      101,468               9.00                      01/15/2010                      107,144
      718,503               9.00                      07/15/2012                      756,892
    1,824,430               9.00                      12/15/2017                    1,953,272
    4,920,830(b)            7.00                      10/15/2023                    5,039,225
                                                                                 ------------
                                                                                 $  8,371,914
 --------------------------------------------------------------------------------------------
  COLLATERALIZED MORTGAGE OBLIGATIONS - 39.8%
  INVERSE FLOATER(A) - 1.6%
  FHLMC Series 1296, Class J
  $   757,688              11.76%                     07/15/1999                 $    772,842
  FNMA Remic Trust 1990-134, Class S
    1,653,536              13.68                      11/25/2020                    1,910,430
  FNMA Remic Trust 1992-62, Class S
      837,866              10.29                      05/25/1999                      851,590
                                                                                 ------------
                                                                                 $  3,534,862
 --------------------------------------------------------------------------------------------

   PRINCIPAL            INTEREST                       MATURITY
    AMOUNT                RATE                           DATE                            VALUE
 MORTGAGE BACKED OBLIGATIONS - (CONTINUED)
  COLLATERALIZED MORTGAGE OBLIGATIONS - (CONTINUED)
  INVERSE FLOATING RATE--INTEREST ONLY(A) - 0.1%
  FHLMC Series 1684, Class JD
  $ 1,658,552            28.11%(d)                    08/15/2020                   $    108,867
  FNMA Remic Trust 1993-110, Class SC
      841,805             3.37(d)                     04/25/2019                         23,040
                                                                                   ------------
                                                                                   $    131,907
 ----------------------------------------------------------------------------------------------
  PLANNED AMORTIZATION--INTEREST ONLY - 0.2%
  FHLMC Series 1587, Class HA
  $ 4,779,640             6.50%(d)                    10/15/2008                   $    460,279
 ----------------------------------------------------------------------------------------------
  PLANNED AMORTIZATION--PRINCIPAL ONLY - 0.7%
  FNMA Remic Trust 1989-39, Class D
  $ 1,839,282             7.32%(d)                    05/25/2018                   $  1,690,981
 ----------------------------------------------------------------------------------------------
  PLANNED AMORTIZATION CLASS (PAC) CMOS - 18.6%
  FHLMC Remic Trust 1997-84, Class PA
  $ 4,000,000             5.90%                       11/25/2021                   $  4,092,920
  FHLMC Series 1556, Class G(b)
    2,000,000             6.35                        10/15/2010                      2,040,620
  FHLMC Series 1627, Class PZ(b)
    2,197,589             5.60                        08/15/2017                      2,207,192
  FHLMC Series 1645, Class ZA(b)
    6,909,745             5.50                        04/15/2005                      6,905,392
  FHLMC Series 1985, Class PC(b)
    6,000,000             6.35                        05/17/2018                      6,085,800
  FHLMC Series 1987, Class L
    4,000,000             6.20                        08/25/2022                      4,159,815
  FHLMC Series 2055, Class OD(b)
    3,000,000             6.00                        12/15/2007                      3,013,110
  FNMA Remic Trust 1993-175, Class Z
    6,068,469             5.75                        10/25/2006                      6,079,817
  FNMA Remic Trust 1997-70, Class AB
    1,250,000             6.50                        09/25/2022                      1,273,225
  FNMA Remic Trust 1991-31, Class PJ(b)
    3,000,000             6.55                        10/25/2020                      3,131,910
  FNMA Series 1993-32, Class PH(b)
    3,000,000             6.50                        11/25/2022                      3,061,110
                                                                                   ------------
                                                                                   $ 42,050,911
 ----------------------------------------------------------------------------------------------
  PRINCIPAL ONLY - 2.0%
  FNMA Remic Trust 1992 G-28, Class A
  $ 5,050,865             4.83%(d)                    05/25/2007                   $  4,446,529
 ----------------------------------------------------------------------------------------------
  REGULAR FLOATER CMOS(A) - 3.7%
  FHLMC Series 1296, Class I
  $ 2,121,527             5.30%                       07/15/1999                   $  2,108,925
  FHLMC Series 1684, Class JC(b)
    1,658,552             5.40                        08/15/2020                      1,633,143
  FNMA Remic Trust 1988-12, Class B(b)
    2,110,199             4.29                        02/25/2018                      2,020,160
  FNMA Remic Trust 1993-110, Class FC
      841,805             5.60                        04/25/2019                        834,439
  FNMA Remic Trust 1997-21, Class FA
    1,615,016             6.25                        04/18/2027                      1,617,600
                                                                                   ------------
                                                                                   $  8,214,267
 ----------------------------------------------------------------------------------------------

      THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Statement of Investments
October 31, 1998

   PRINCIPAL               INTEREST                    MATURITY
    AMOUNT                   RATE                        DATE                            VALUE
  MORTGAGE BACKED OBLIGATIONS - (CONTINUED)
  SEQUENTIAL FIXED RATE CMOS - 12.0%
  FHLMC Series 1033, Class G(b)
  $ 1,949,674                8.00%                    01/15/2006                   $  2,038,014
  FNMA Remic Trust 1988-12, Class A(b)
    2,672,918               10.00                     02/25/2018                      2,940,483
  FNMA Remic Trust 1989-18, Class B
      303,659                9.50                     01/25/2004                        306,410
  FNMA Remic Trust 1989-59, Class H
      149,564                7.75                     10/25/2018                        149,049
  FNMA Remic Trust 1989-74, Class J(b)
    1,099,205                9.80                     10/25/2019                      1,160,783
  FNMA Remic Trust 1990-16, Class E(b)
    6,056,201                9.00                     03/25/2020                      6,337,632
  FNMA Remic Trust 1991-133, Class Z(b)
    3,926,011                8.00                     09/25/2006                      4,102,682
  FNMA Remic Trust 1992-44, Class CA
    1,555,278               12.00                     08/25/2020                      1,589,883
  FNMA Remic Trust 1992-G43, Class D
       26,670                7.50                     01/25/2003                         26,591
  FNMA Series 1998-36, Class J(b)
    6,000,000                6.00                     07/18/2028                      6,124,740
  GNMA Remic Trust 1995-3, Class DQ(b)
    2,274,296                8.05                     06/16/2025                      2,361,086
                                                                                   ------------
                                                                                   $ 27,137,353
 ----------------------------------------------------------------------------------------------
  SUPPORT - 0.9%
  FHLMC Series 16, Class M
  $ 2,000,000                7.00%                    08/25/2023                   $  2,013,840
 ----------------------------------------------------------------------------------------------
  TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS                                        $ 89,680,929
 ----------------------------------------------------------------------------------------------
  TOTAL MORTGAGE BACKED OBLIGATIONS
  (COST $156,747,796)                                                              $157,328,631
 ----------------------------------------------------------------------------------------------
  AGENCY DEBENTURES - 7.6%
  Federal Home Loan Bank(b)
  $ 6,000,000                5.76%                    03/23/2001                   $  6,148,140
  Small Business Administration
    1,460,773                7.20                     06/01/2017                      1,609,845
    2,000,000(b)             6.30                     05/01/2018                      2,146,694
    2,500,000(b)             6.30                     06/01/2018                      2,677,321
  Sri Lanka Aid(a)(b)
    4,500,000                4.92                     02/21/2016                      4,443,750
 ----------------------------------------------------------------------------------------------
  TOTAL AGENCY DEBENTURES
  (COST $16,562,497)                                                               $ 17,025,750
 ----------------------------------------------------------------------------------------------
  U.S. TREASURY OBLIGATIONS - 19.6%
  United States Treasury Notes(b)
  $41,700,000                6.63%                    07/31/2001                   $ 44,143,203
 ----------------------------------------------------------------------------------------------
  TOTAL U.S. TREASURY OBLIGATIONS
  (COST $43,945,398)                                                               $ 44,143,203
 ----------------------------------------------------------------------------------------------

   PRINCIPAL             INTEREST                      MATURITY
    AMOUNT                 RATE                          DATE                              VALUE
  REPURCHASE AGREEMENT - 2.8%
  Joint Repurchase Agreement Account(b)
  $ 6,400,000              5.63%                      11/02/1998                     $  6,400,000
 ------------------------------------------------------------------------------------------------
  TOTAL REPURCHASE AGREEMENT
  (COST $6,400,000)                                                                  $  6,400,000
 ------------------------------------------------------------------------------------------------
  TOTAL INVESTMENTS
  (COST $223,655,691)(E)                                                             $224,897,584
 ------------------------------------------------------------------------------------------------

 Futures contracts open at October 31, 1998 are as follows:

                                  NUMBER OF
                                  CONTRACTS      SETTLEMENT   UNREALIZED
  TYPE                         LONG (SHORT)(F)     MONTH      GAIN (LOSS)
 ------------------------------------------------------------------------
  Euro Dollars                       179       December 1998  $  121,078
  Euro Dollars                        96       March 1999        262,326
  Euro Dollars                        87       June 1999         267,801
  Euro Dollars                        46       September 1999    154,773
  Euro Dollars                        45       December 1999     162,375
  Euro Dollars                        45       March 2000        112,964
  Euro Dollars                        20       June 2000          (2,877)
  2 year U.S. Treasury Notes         121       December 1998     179,593
  5 Year U.S. Treasury Notes         (30)      December 1998     (90,191)
  10 Year U.S. Treasury Notes        (27)      December 1998     (41,892)
  20 Year Long Term Bond              (9)      December 1998      (9,337)
 ------------------------------------------------------------------------
                                                              $1,116,613
 ------------------------------------------------------------------------
  FEDERAL INCOME TAX INFORMATION:
  Gross unrealized gain for investments in which
  value exceeds cost                                          $2,648,156
  Gross unrealized loss for investments in which
  cost exceeds value                                          (1,406,263)
 ------------------------------------------------------------------------
  Net unrealized gain                                         $1,241,893
 ------------------------------------------------------------------------

 (a) Variable rate security. Coupon rate disclosed is that which is in effect at October 31, 1998.
 (b) Portions of these securities are being segregated for open futures contracts, futures margin requirements, when-issued securities and open purchases.
 (c) When-issued Security.
 (d) Represents security with notional or nominal principal amount. The actual effective yield of this security is different than the stated coupon due to the amortization of related premiums.
 (e) The amount stated also represents aggregate cost for federal income tax purposes.
 (f) Each Euro Dollar contract represents $1,000,000 in notional par value. Each 2-Year U.S. Treasury Note contract represents $200,000 in notional par value. Each 5-Year and 10-Year U.S. Treasury Note and each U.S. 20-Year Long Term Bond contract represents $100,000 in notional par value. The total notional amount and market value at risk are $548,800,000 and $157,066,369, respectively. The determination of notional amounts as presented here are indicative only of volume of activity and not a measure of market risk.
 The percentage shown for each investment category reflects the value of in-vestments in that category as a percentage of total net assets.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                            GOLDMAN SACHS GOVERNMENT INCOME FUND

Performance Summary
October 31, 1998

 The following graph shows the value as of October 31, 1998, of a $10,000 in-vestment made (with the maximum sales charge of 4.5%) in Class A shares on March 1, 1993. For comparative purposes, the performance of the Fund's bench-marks (the Lehman Brothers Mutual Fund Government/Mortgage Index ("Lehman Gov't/MBS Index") and the Lehman Brothers Mutual Fund General U.S. Government Index ("Lehman U.S. Gov't Index")) are shown. This performance data repre-sents past performance and should not be considered indicative of future per-formance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor's shares, when redeemed, to be worth more or less than their original cost. Performance of Class B, Class C, Institutional and Service shares will vary from Class A due to differences in fees and loads.

 GOVERNMENT INCOME FUND'S LIFETIME PERFORMANCE

 GROWTH OF A $10,000 INVESTMENT, DISTRIBUTIONS REINVESTED MARCH 1, 1993 TO OCTOBER 31, 1998.(A)


                          [LINE GRAPH APPEARS HERE]


         Government
           Income
            Fund     Lehman Gov't    Lehman U.S.
         (Class A)    /MBS Index     Gov't Index


3/1/93       9550         10000        10000
Mar-93       9565         10043        10033
4/93         9658         10111        10110
May-93       9621         10124        10099
Jun-93       9793         10296        10323
7/93         9856         10351        10386
Aug-93       9995         10518        10618
Sep-93      10009         10547        10658
10/93       10036         10585        10699
Nov-93       9963         10502        10581
Dec-93      10019         10558        10622
1/94        10145         10689        10768
Feb-94      10028         10514        10540
Mar-94       9776         10265        10302
4/94         9695         10186        10221
May-94       9701         10192        10208
Jun-94       9702         10169        10184
7/94         9866         10362        10372
Aug-94       9874         10374        10374
Sep-94       9744         10228        10227
10/94        9737         10221        10219
Nov-94       9717         10197        10201
Dec-94       9813         10267        10263
1/95         9993         10468        10454
Feb-95      10216         10708        10679
Mar-95      10267         10769        10746
4/95        10407         10914        10887
May-95      10786         11321        11326
Jun-95      10852         11401        11413
7/95        10836         11380        11371
Aug-95      10941         11509        11505
Sep-95      11052         11616        11615
10/95       11187         11767        11792
Nov-95      11338         11934        11976
Dec-95      11493         12096        12146
1/96        11568         12176        12221
Feb-96      11373         11979        11972
Mar-96      11307         11898        11872
4/96        11256         11838        11796
May-96      11231         11813        11776
Jun-96      11389         11969        11928
7/96        11419         12003        11958
Aug-96      11418         11987        11932
Sep-96      11602         12187        12130
10/96       11838         12444        12397
Nov-96      12035         12647        12612
Dec-96      11930         12541        12484
1/97        11968         12583        12497
Feb-97      11994         12610        12515
Mar-97      11881         12481        12382
4/97        12054         12668        12560
May-97      12143         12784        12668
Jun-97      12282         12929        12810
7/97        12608         13250        13174
Aug-97      12510         13156        13043
Sep-97      12681         13343        13239
10/97       12870         13543        13468
Nov-97      12907         13602        13536
Dec-97      13042         13737        13678
1/98        13223         13917        13884
Feb-98      13206         13904        13846
Mar-98      13252         13952        13885
4/98        13300         14020        13947
5/98        13422         14281        14091
6/98        13534         14406        14251
7/98        13574         14448        14273
8/98        13846         14729        14644
9/98        14108         15039        15039
10/98       14025         15001        14988


                                         SINCE INCEPTION
                                            OF CLASS     FIVE YEARS ONE YEAR
  AVERAGE ANNUAL TOTAL RETURN THROUGH OCTOBER 31, 1998
  CLASS A (COMMENCED FEBRUARY 10, 1993)
  Excluding sales charges                     7.46%           6.92%    8.98%
  Including sales charges                     6.60%           5.94%    4.05%
 ---------------------------------------------------------------------------
  CLASS B (COMMENCED MAY 1, 1996)
  Excluding sales charges                     8.39%             n/a    8.09%
  Including sales charges                     7.15%             n/a    2.80%
 ---------------------------------------------------------------------------
  CLASS C (COMMENCED AUGUST 15, 1997)
  Excluding sales charges                     9.01%             n/a    8.09%
  Including sales charges                     9.01%             n/a    7.03%
 ---------------------------------------------------------------------------
  INSTITUTIONAL CLASS (COMMENCED AUGUST
  15, 1997)                                  10.11%             n/a    9.19%
 ---------------------------------------------------------------------------
  SERVICE CLASS (COMMENCED AUGUST 15,
  1997)                                       7.37%             n/a    8.53%
 ---------------------------------------------------------------------------

 (a) For comparative purposes, initial investments are assumed to be made on the first day of the month following commencement of operations.

GOLDMAN SACHS GOVERNMENT INCOME FUND

Statement of Investments
October 31, 1998

  PRINCIPAL            INTEREST                    MATURITY
    AMOUNT               RATE                        DATE                                VALUE
  MORTGAGE BACKED OBLIGATIONS - 58.1%
  FEDERAL HOME LOAN MORTGAGE CORP. - 20.4%
  $  971,452             6.00%                    03/01/2013                      $    975,397
   3,525,662             6.00                     04/01/2013                         3,539,975
     185,433             6.00                     06/01/2013                           186,186
     184,371             6.00                     08/01/2013                           185,119
      34,505             7.00                     03/01/2024                            35,195
      97,902             7.00                     04/01/2024                            99,860
      17,515             7.00                     08/01/2025                            17,865
   1,593,381             7.00                     04/01/2026                         1,625,248
     966,972             7.00                     05/01/2026                           986,311
   1,615,368             7.50                     09/01/2026                         1,655,235
     827,655             7.50                     11/01/2027                           847,825
     906,968             7.50                     12/01/2027                           929,071
     709,551             7.00                     01/01/2028                           723,515
   1,700,213             7.50                     02/01/2028                         1,741,647
     666,981             7.00                     08/01/2028                           680,107
     892,901             7.00                     09/01/2028                           910,473
   5,000,000             7.00                     TBA-30 Yr(a)                       5,098,400
   6,000,000             7.50                     TBA-30 Yr(a)                       6,146,220
                                                                                  ------------
                                                                                  $ 26,383,649
 ---------------------------------------------------------------------------------------------
  FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) - 6.7%
  $  245,551             6.50%                    09/01/2025                      $    247,545
     250,174             6.50                     10/01/2025                           252,206
     335,559             6.50                     11/01/2025                           338,284
      22,494             6.50                     05/01/2026                            22,677
     467,443             6.50                     08/01/2025                           471,093
     432,370             6.50                     12/01/2025                           435,767
      44,820             6.50                     03/01/2028                            45,170
     819,893             6.50                     04/01/2028                           826,297
   1,065,828             6.50                     05/01/2028                         1,074,152
     826,170             6.50                     06/01/2028                           832,622
     989,378             6.50                     07/01/2028                           997,105
     105,368             6.50                     08/01/2028                           106,190
     105,894             6.50                     09/01/2028                           106,721
   3,000,000             6.00                     TBA-15 Yr(a)                       3,012,188
                                                                                  ------------
                                                                                  $  8,768,017
 ---------------------------------------------------------------------------------------------
  GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 13.1%
  $  178,982             9.00%                    10/15/2019                      $    191,063
      84,707             9.00                     12/15/2019                            90,425
     236,191             7.00                     03/15/2023                           241,873
     216,766             7.50                     04/15/2023                           223,267
     725,346             7.00                     05/15/2023                           742,797
     255,739             7.00                     06/15/2023                           261,893
   1,066,013             7.00                     07/15/2023                         1,091,661
     414,433             7.50                     07/15/2023                           426,862
     496,340             7.00                     08/15/2023                           508,282
     708,575             7.00                     09/15/2023                           725,623
   1,390,624             7.00                     10/15/2023                         1,423,804
     613,810             7.00                     11/15/2023                           628,578
     762,633             7.00                     12/15/2023                           780,982
     402,833             8.00                     04/15/2026                           417,311
     357,949             8.00                     05/15/2026                           370,814
     295,066             8.00                     07/15/2026                           305,671
     138,693             8.00                     12/15/2026                           143,807
     557,604             8.00                     06/15/2027                           578,163
 ---------------------------------------------------------------------------------------------

   PRINCIPAL               INTEREST                    MATURITY
    AMOUNT                   RATE                        DATE                            VALUE
 MORTGAGE BACKED OBLIGATIONS - (CONTINUED)
  GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - (CONTINUED)
  $   602,695                7.50%                    07/15/2027                   $    620,963
      146,862                8.00                     07/15/2027                        152,140
      274,549                7.50                     09/15/2027                        282,698
      403,011                8.00                     09/15/2027                        417,495
      246,870                7.50                     10/15/2027                        254,197
      283,471                7.50                     11/15/2027                        292,063
      696,390                7.50                     12/15/2027                        717,497
    1,000,000                6.50                     03/15/2028                      1,010,930
    2,988,014                7.00                     08/15/2028                      3,058,979
    1,000,000                6.50                     10/15/2028                      1,010,930
                                                                                   ------------
                                                                                   $ 16,970,768
 ----------------------------------------------------------------------------------------------
  COLLATERALIZED MORTGAGE OBLIGATIONS - 17.9%
  INTEREST ONLY - 0.1%
  FNMA Interest-Only Stripped Security, Series 151, Class 2
  $   407,767(b)            15.47%                    07/25/2022                   $     96,335
 ----------------------------------------------------------------------------------------------
  INVERSE FLOATER(C) - 1.0%
  FNMA Remic Trust 1992-62, Class S
  $   279,289               10.29%                    05/25/1999                   $    283,863
  FNMA Series 1993-138, Class SM
      921,052               12.09                     12/25/2021                      1,056,226
                                                                                   ------------
                                                                                   $  1,340,089
 ----------------------------------------------------------------------------------------------
  INVERSE FLOATING RATE--INTEREST ONLY(C) - 0.3%
  Salomon Brothers Mortgage Securities VII Series 1996-6E, Class A2
  $12,528,238(b)            10.01%                    03/30/2005                   $    352,357
 ----------------------------------------------------------------------------------------------
  NON-AGENCY COMMERCIAL MBS - 1.0%
  First Union-Lehman Brothers Commercial Mortgage Services Series 1997-
  C1, Class A2
  $   400,000                7.30%                    12/18/2006                   $    428,128
  First Union-Lehman Brothers Commercial Mortgage Services Series 1997-
  C2, Class A2
      800,000                6.60                     11/18/2029                        818,144
                                                                                   ------------
                                                                                   $  1,246,272
 ----------------------------------------------------------------------------------------------
  PLANNED AMORTIZATION CLASS (PAC) CMOS - 9.0%
  FHLMC Series 1522, Class E
  $ 1,000,000                5.00%                    10/15/2020                   $    992,180
  FHLMC Series 1985, Class PC
    1,500,000                6.35                     05/17/2018                      1,521,450
  FHLMC Series 2055, Class OD
    4,000,000                6.00                     12/15/2007                      4,017,480
  FNMA REMIC Trust Series 1997-84, Class PB
    2,000,000                5.50                     01/25/2008                      2,016,940
  GE Capital Mortgage Services, Inc. 1997-8, Class A13
    3,000,000                7.25                     10/25/2027                      3,048,270
                                                                                   ------------
                                                                                   $ 11,596,320
 ----------------------------------------------------------------------------------------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                            GOLDMAN SACHS GOVERNMENT INCOME FUND


  PRINCIPAL            INTEREST                      MATURITY
    AMOUNT               RATE                          DATE                            VALUE
  MORTGAGE BACKED OBLIGATIONS - (CONTINUED)
  PRINCIPAL ONLY - 0.2%
  FNMA Remic Trust, Series G-35, Class N
  $  362,999             6.01%(d)                   10/25/2021                   $    319,712
 --------------------------------------------------------------------------------------------
  SEQUENTIAL FIXED RATE CMOS - 2.6%
  Citicorp Mortgage Securities, Series 1993-11, Class A6
  $  561,687             6.25%                      09/25/2008                   $    558,132
  GE Capital Mortgage Services, Inc. Series 1995-1, Class A8
   2,785,000             8.40                       02/25/2025                      2,807,336
                                                                                 ------------
                                                                                 $  3,365,468
 --------------------------------------------------------------------------------------------
  SUPPORT - 3.7%
  FHLMC Series 16, Class M
  $1,000,000             7.00%                      08/25/2023                   $  1,006,920
  GE Capital Mortgage Services, Inc., Series 1994-10, Class A22
     996,703             6.50                       03/25/2024                        967,809
  Housing Securities, Inc., Series 1994-1, Class A13
   1,455,585             6.50                       03/25/2009                      1,456,415
  Prudential Securities, Series 1995-2, Class A(c)
     357,820             6.02                       11/15/2015                        357,932
  Salomon Brothers Mortgage Securities VII Series 1996-6H, Class A1
   1,000,000             6.00                       09/30/2008                      1,008,350
                                                                                 ------------
                                                                                 $  4,797,426
 --------------------------------------------------------------------------------------------
  TOTAL COLLATERALIZED MORTGAGE
  OBLIGATIONS                                                                    $ 23,113,979
 --------------------------------------------------------------------------------------------
  TOTAL MORTGAGE BACKED OBLIGATIONS
  (COST $74,290,993)                                                             $ 75,236,413
 --------------------------------------------------------------------------------------------
  AGENCY DEBENTURES - 9.3%
  Federal Home Loan Bank
  $1,700,000             5.76%                      03/23/2001                   $  1,741,973
   1,000,000             5.68                       12/03/2007                      1,022,020
  Financing Corp. Stripped Security (Principal Only)(d)
   2,000,000             5.83                       03/07/2013                        862,700
  Small Business Administration
   1,587,284             7.15                       03/01/2017                      1,764,932
   1,307,453             7.50                       04/01/2017                      1,484,064
     767,286             7.30                       05/01/2017                        856,782
   1,000,000             6.30                       05/01/2018                      1,073,347
   1,000,000             6.30                       06/01/2018                      1,070,929
  Sri Lanka Aid(c)
   2,250,000             4.92                       02/21/2016                      2,221,875
 --------------------------------------------------------------------------------------------
  TOTAL AGENCY DEBENTURES
  (COST $11,434,468)                                                             $ 12,098,622
 --------------------------------------------------------------------------------------------
  ASSET-BACKED SECURITIES - 15.8%
  AESOP Funding Series 1998-1, Class A(e)(f)
  $2,000,000             6.14%                      05/20/2006                   $  2,055,700
 --------------------------------------------------------------------------------------------

  PRINCIPAL             INTEREST                      MATURITY
    AMOUNT                RATE                          DATE                              VALUE
  ASSET-BACKED SECURITIES - (CONTINUED)
  AFC Series 1997-1, Class A(c)
  $  759,096              5.44%                      03/25/2027                     $    751,414
  Americredit Automobile Receivables Series 1997-D, Class A3
   1,300,000              6.24                       09/05/2003                        1,337,154
  Arcadia Automobile Receivables Series 1998-C, Class A3(f)
   2,500,000              5.67                       08/15/2006                        2,552,033
  CPS Auto Grantor Trust
   1,881,004              6.30                       08/15/2002                        1,898,291
  Fasco Auto Trust, Series 1996-1
     521,356              6.65                       11/15/2001                          536,596
  Fingerhut Master Trust, Series 1996-1, Class A
     511,333              6.45                       02/20/2002                          513,890
  First Franklin Mortgage Loan Asset Backed Certificate Series 1997-FF2,
  Class A(c)
   2,334,214              5.41                       11/20/2027                        2,324,731
  First Merchants Auto Trust Series 1996-B, Class A1(c)
     164,130              5.71                       03/15/2000                          164,138
  First USA Credit Card Master Trust Series 1997-6, Class A
   1,600,000              6.42                       03/17/2005                        1,656,000
  MBNA Master Credit Card Trust Series 1998-C, Class A(c)
   2,000,000              5.49                       11/15/2005                        1,979,360
  Merrill Lynch Mortgage Investments, Inc. Series 1997-FF2, Class A(c)
   1,482,209              5.93                       08/25/2028                        1,476,188
  Mid State Trust, Series 4, Class A
     864,300              8.33                       04/01/2030                          946,356
  Morgan Stanley Capital Commercial Mortgage, Inc. Series 1997-C1(c)
     500,000              7.46                       05/15/2006                          526,455
  Olympic Automobile Receivables Trust, Series 1994-B, Class A2
     160,643              6.85                       06/15/2001                          161,793
  Sears Credit Account Master Trust, Series 1995-2, Class A
     460,000              8.10                       06/15/2004                          473,943
  The Money Store Home Equity Trust Series 1997-C, Class AF7
   1,100,000              6.95                       01/15/2039                        1,097,250
 -----------------------------------------------------------------------------------------------
  TOTAL ASSET-BACKED SECURITIES
  (COST $20,237,191)                                                                $ 20,451,292
 -----------------------------------------------------------------------------------------------
  INSURED REVENUE BONDS - 1.8%
  New Jersey Economic Development Authority Series A
  $2,000,000              7.43%                      02/15/2029                     $  2,278,380
 -----------------------------------------------------------------------------------------------
  TOTAL INSURED REVENUE BONDS
  (COST $2,000,000)                                                                 $  2,278,380
 -----------------------------------------------------------------------------------------------

      THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

GOLDMAN SACHS GOVERNMENT INCOME FUND

Statement of Investments
October 31, 1998

   PRINCIPAL               INTEREST                    MATURITY
    AMOUNT                   RATE                        DATE                            VALUE
  U.S. TREASURY OBLIGATIONS - 16.1%
  United States Treasury Bonds(f)
  $ 1,740,000                8.50%                    02/15/2020                   $  2,417,243
    1,400,000                8.75                     05/15/2020                      1,991,934
    1,200,000                7.88                     02/15/2021                      1,581,000
    2,460,000                8.13                     05/15/2021                      3,325,994
      650,000                8.13                     08/15/2021                        879,834
  United States Treasury Interest-Only Stripped Securities(d)
    4,460,000                5.04                     02/15/2009                      2,671,629
    2,700,000                5.36                     05/15/2012                      1,318,707
    3,600,000                5.54                     08/15/2014                      1,525,248
  United States Treasury Notes
    1,700,000(f)             6.63                     07/31/2001                      1,799,603
    1,400,000                5.75                     10/31/2002                      1,467,922
  United States Treasury Principal-Only Stripped Securities(d)
    2,400,000                4.55                     11/15/2004                      1,820,160
 ----------------------------------------------------------------------------------------------
  TOTAL U.S. TREASURY OBLIGATIONS
  (COST $20,796,641)                                                               $ 20,799,274
 ----------------------------------------------------------------------------------------------
  REPURCHASE AGREEMENT - 11.3%
  Joint Repurchase Agreement Account(f)
  $14,600,000                5.63%                    11/02/1998                   $ 14,600,000
 ----------------------------------------------------------------------------------------------
  TOTAL REPURCHASE AGREEMENT
  (COST $14,600,000)                                                               $ 14,600,000
 ----------------------------------------------------------------------------------------------
  TOTAL INVESTMENTS
  (COST $143,359,293)(G)                                                           $145,463,981
 ----------------------------------------------------------------------------------------------


  Futures contracts open at October 31, 1998 are as follows:


                               NUMBER OF
                               CONTRACTS   SETTLEMENT    UNREALIZED
  TYPE                         LONG (H)      MONTH      GAIN (LOSS)
 ------------------------------------------------------------------
  Euro Dollars                     20    March 1999      $ 10,108
  Euro Dollars                     19    June 1999            442
  Euro Dollars                     19    September 1999     1,229
  Euro Dollars                     10    December 1999     12,062
  Euro Dollars                     10    March 2000         1,812
  2 Year U.S. Treasury Notes       15    December 1998     43,030
  5 Year U.S. Treasury Notes       98    December 1998    105,057
  10 Year U.S. Treasury Notes      46    December 1998     22,910
 ------------------------------------------------------------------
                                                         $196,650
 ------------------------------------------------------------------


 ------------------------------------------------------------------------------

  FEDERAL INCOME TAX INFORMATION:
  Gross unrealized gain for investments
  in which
  value exceeds cost                       $2,448,269
  Gross unrealized loss for investments
  in which
  cost exceeds value                         (343,581)
 -----------------------------------------------------
  Net unrealized gain                      $2,104,688
 -----------------------------------------------------

 (a) TBA (To Be Assigned) securities are purchased on a forward commitment basis with an approximate (generally + /--2.5%) principal amount and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.
 (b) Represents security with notional or nominal principal amount. The actual effective yield of this security is different than the stated coupon due to the amortization of related premiums.
 (c) Variable rate security. Coupon rate disclosed is that which is in effect at October 31, 1998.
 (d) The interest rate disclosed for these securities represents effective yield to maturity.
 (e) Security is exempt from registration under rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of the Rule 144A securities amounted to $2,055,700 as of October 31, 1998.
 (f) Portions of these securities are being segregated for open TBA purchases, forward sale contract, open futures contracts and futures margin requirements.
 (g) The amount stated also represents aggregate cost for federal income tax purposes.
 (h) Each Euro Dollar Contract represents $1,000,000 in notional par value. Each 5-Year and 10-Year U.S. Treasury Note contract represents $100,000 in notional par value. Each 2-Year U.S. Treasury Note contract represents $200,000 in notional par value. The total notional amount and market value at risk are $95,400,000 and 38,596,038, respectively. The determination of notional amounts as presented here are indicative only of volume of activity and not a measure of market risk.
The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                            GOLDMAN SACHS CORE FIXED INCOME FUND

Performance Summary
October 31, 1998

 The following graph shows the value as of October 31, 1998, of a $10,000 in-vestment made in Institutional shares on January 5, 1994 (commencement of operations). For comparative purposes, the performance of the Fund's bench-mark (the Lehman Brothers Aggregate Bond Index ("Lehman Aggregate Index")) is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor's shares, when redeemed, to be worth more or less than their original cost. Performance of Class A, Class B, Class C, Administration and Service shares will vary from Institutional shares due to differences in fees and loads.

 CORE FIXED INCOME FUND'S LIFETIME PERFORMANCE

 GROWTH OF A $10,000 INVESTMENT, DISTRIBUTIONS REINVESTED JANUARY 5, 1994 TO OCTOBER 31, 1998.

                          [LINE GRAPH APPEARS HERE]


                Core Fixed Income           Lehman Aggregate
            Fund (Institutional Shares)           Index


1/5/94                   10000                    10000
1/94                     10157                    10135
Feb-94                    9964                     9959
Mar-94                    9759                     9713
4/94                      9678                     9635
May-94                    9672                     9634
Jun-94                    9644                     9613
7/94                      9825                     9804
Aug-94                    9842                     9816
Sep-94                    9710                     9672
10/94                     9700                     9663
Nov-94                    9680                     9642
Dec-94                    9780                     9708
1/95                      9957                     9900
Feb-95                   10186                    10136
Mar-95                   10248                    10198
4/95                     10388                    10341
May-95                   10788                    10741
Jun-95                   10862                    10819
7/95                     10843                    10795
Aug-95                   10979                    10926
Sep-95                   11080                    11032
10/95                    11224                    11175
Nov-95                   11393                    11343
Dec-95                   11550                    11502
1/96                     11621                    11578
Feb-96                   11424                    11376
Mar-96                   11332                    11297
4/96                     11276                    11233
May-96                   11268                    11211
Jun-96                   11436                    11361
7/96                     11464                    11392
Aug-96                   11457                    11372
Sep-96                   11653                    11570
10/96                    11898                    11827
Nov-96                   12120                    12029
Dec-96                   12016                    11918
1/97                     12057                    11955
Feb-97                   12085                    11984
Mar-97                   11955                    11851
4/97                     12121                    12029
May-97                   12225                    12143
Jun-97                   12380                    12288
7/97                     12726                    12620
Aug-97                   12615                    12512
Sep-97                   12808                    12696
10/97                    12991                    12880
Nov-97                   13020                    12940
Dec-97                   13159                    13070
1/98                     13332                    13238
Feb-98                   13320                    13227
Mar-98                   13374                    13273
4/98                     13430                    13342
5/98                     13568                    13469
6/98                     13692                    13583
7/98                     13722                    13612
8/98                     13971                    13834
9/98                     14258                    14157
10/98                    14180                    14083


                                                      SINCE INCEPTION
                                                         OF CLASS     ONE YEAR
  AVERAGE ANNUAL TOTAL RETURN THROUGH OCTOBER 31, 1998
  CLASS A (COMMENCED MAY 1, 1997)
  Excluding sales charges                                 10.57%         8.76%
  Including sales charges                                  7.22%         3.91%
 ---------------------------------------------------------------------------------
  CLASS B (COMMENCED MAY 1, 1997)
  Excluding sales charges                                  9.80%         7.94%
  Including sales charges                                  7.02%         2.64%
 ---------------------------------------------------------------------------------
  CLASS C (COMMENCED AUGUST 15, 1997)
  Excluding sales charges                                  8.89%         7.94%
  Including sales charges                                  8.89%         6.88%
 ---------------------------------------------------------------------------------
  INSTITUTIONAL CLASS (COMMENCED JANUARY 5, 1994)          7.51%         9.15%
 ---------------------------------------------------------------------------------
  ADMINISTRATION CLASS (COMMENCED FEBRUARY 28, 1996)       7.98%         8.88%
 ---------------------------------------------------------------------------------
  SERVICE CLASS (COMMENCED MARCH 13, 1996)                 8.38%         8.50%
 ---------------------------------------------------------------------------------

GOLDMAN SACHS CORE FIXED INCOME FUND

Statement of Investments
October 31, 1998

  PRINCIPAL              INTEREST                      MATURITY
    AMOUNT                 RATE                           DATE                             VALUE
  CORPORATE BONDS - 28.3%
  FINANCE BONDS - 10.3%
  American General Finance Corp.
  $ 1,110,000               5.84%                      01/29/2001                     $ 1,138,916
  Associates Corp. of North America
    2,950,000               5.75                       11/01/2003                       2,961,594
  Bank of New York, Inc.(a)
    1,100,000               7.88                       11/15/2002                       1,188,495
  BankAmerica Corp.
      300,000               7.75                       07/15/2002                         319,143
    1,400,000               7.50                       10/15/2002                       1,480,136
      730,000               7.88                       12/01/2002                         782,764
  Capital One Bank
      600,000               6.66                       02/03/2000                         604,110
      400,000               6.88                       04/24/2000                         402,844
      800,000               6.58                       04/17/2001                         805,784
      650,000               6.15                       06/01/2001                         647,706
    1,000,000               6.40                       05/08/2003                         992,190
      330,000               7.15                       09/15/2006                         329,825
  Capital One Financial Corp.
      355,000               7.25                       12/01/2003                         362,927
  Comdisco, Inc.
    2,200,000               6.13                       01/15/2003                       2,227,060
  Countrywide Capital Corp.
    1,080,000               8.05                       06/15/2027                       1,165,633
  Countrywide Funding Corp.
      125,000               6.08                       07/14/1999                         125,908
      250,000               8.43                       11/16/1999                         258,890
    1,000,000               6.97                       03/28/2003                       1,058,830
  Countrywide Home Loans, Inc.
      950,000               6.45                       02/27/2003                         986,594
  Developers Diversified Realty
    1,400,000               6.84                       12/16/2004                       1,400,182
  ERP Operating LP(b)
      550,000               8.50                       05/15/1999                         559,614
  Ford Capital Corp.
      300,000               9.50                       07/01/2001                         331,011
  Ford Motor Credit Co.
      900,000               6.00                       01/14/2003                         917,514
  General Motors Acceptance Corp.
      375,000               9.63                       12/15/2001                         418,298
  Homeside Lending, Inc.
      400,000               6.75                       08/01/2004                         416,528
  Long Island Savings Bank(a)
    2,650,000               6.20                       04/02/2001                       2,642,368
  Meditrust, Inc.
      750,000               7.38                       07/15/2000                         730,095
      390,000               7.82                       09/10/2026                         375,890
  MIC Finance Trust(b)
      360,000               8.38                       02/01/2027                         365,081
  PXRE Capital Trust I
      165,000               8.85                       02/01/2027                         164,639
  Security Pacific Corp.
      995,000              11.50                       11/15/2000                       1,106,818
 ------------------------------------------------------------------------------------------------

   PRINCIPAL             INTEREST                      MATURITY
    AMOUNT                 RATE                          DATE                             VALUE
  CORPORATE BONDS - (CONTINUED)
  FINANCE BONDS - (CONTINUED)
  Signet Banking Corp.
  $   240,000              9.63%                      06/01/1999                     $   245,292
  Simon Property Group, Inc.(b)
      345,000              6.63                       06/15/2003                         337,447
  The Money Store, Inc.
      630,000              7.30                       12/01/2002                         668,569
  World Financial Properties(b)
      489,851              6.91                       09/01/2013                         517,337
                                                                                     -----------
                                                                                     $29,036,032
 -----------------------------------------------------------------------------------------------
  INDUSTRIAL BONDS - 14.4%
  360 Communications Co.
  $ 1,015,000              7.12%                      03/01/2003                     $ 1,082,193
  Ametek, Inc.
      600,000              7.20                       07/15/2008                         607,614
  Comcast Cable Communications
      455,000              8.13                       05/01/2004                         502,984
  Continental Airlines, Inc.
      331,876              7.75                       07/02/2014                         378,587
      540,781              8.56                       07/02/2014                         646,618
  Hertz Corp.
    1,200,000              6.00                       01/15/2003                       1,206,108
      500,000              7.00                       07/15/2003                         523,270
  Highwoods/Forsyth LP
      835,000              6.75                       12/01/2003                         813,156
  Liberty Property LP
      115,000              7.10                       08/15/2004                         109,768
  Nabsico, Inc.
    1,650,000              6.00                       02/15/2011                       1,639,358
  News America Holdings, Inc.
      400,000              8.00                       10/17/2016                         419,324
    1,100,000              7.12                       04/08/2028                       1,072,478
  Northwest Airlines Corp.
      148,555              8.26                       03/10/2006                         155,818
      559,274              8.97                       01/02/2015                         645,732
  Oryx Energy Co.
      800,000             10.00                       06/15/1999                         824,376
  Owens Corning
      745,000              7.50                       05/01/2005                         762,560
  Panamsat Corp.
    2,650,000              6.13                       01/15/2005                       2,670,220
  Pep Boys - Manny, Moe & Jack
      550,000              6.75                       03/10/2004                         570,361
      100,000              7.00                       06/01/2005                         106,264
  Philip Morris Companies, Inc.
    2,250,000              7.12                       08/15/2002                       2,357,460
  R & B Falcon Corp.
      215,000              6.50                       04/15/2003                         213,933
      960,000              6.75                       04/15/2005                         986,448
  RJR Nabisco, Inc.
      600,000              7.63                       09/01/2000                         597,954
 -----------------------------------------------------------------------------------------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                            GOLDMAN SACHS CORE FIXED INCOME FUND


   PRINCIPAL               INTEREST                    MATURITY
    AMOUNT                   RATE                        DATE                           VALUE
  CORPORATE BONDS - (CONTINUED)
  INDUSTRIAL BONDS - (CONTINUED)
  RJR Nabisco, Inc. -- (continued)
  $   375,000                8.00%                    07/15/2001                   $   376,920
  Scotia Pacific Co.(b)
    1,000,000                6.55                     01/20/2007                     1,012,190
  Sears Roebuck Acceptance Corp.
      500,000                6.41                     11/19/2002                       514,660
  TCI Communications, Inc.
    1,725,000                8.00                     08/01/2005                     1,933,311
      290,000                8.75                     08/01/2015                       351,901
  Tele-Communications, Inc.
      100,000                7.38                     02/15/2000                       102,467
      750,000                8.25                     01/15/2003                       828,158
  Time Warner, Inc.
    1,650,000                7.95                     02/01/2000                     1,695,738
    1,350,000                9.63                     05/01/2002                     1,513,175
      400,000                7.98                     08/15/2004                       441,180
    1,000,000                7.75                     06/15/2005                     1,093,990
  TKR Cable Inc.
    3,195,000               10.50                     10/30/2007                     3,509,644
  Tyco International Group
      460,000                5.88                     11/01/2004                       458,523
    1,150,000                6.38                     06/15/2005                     1,179,682
  U.S. Air, Inc.
      534,117                6.76                     04/15/2008                       567,671
  USI American Holdings
      150,000                7.25                     12/01/2006                       156,216
  Viacom, Inc.
    1,250,000                6.75                     01/15/2003                     1,288,738
  Videotron Group Ltd.
      835,000               10.63                     02/15/2005                       898,669
  Williams Communications Solutions, Inc.
    2,030,000                6.13                     02/15/2002                     2,052,208
  WMX Technologies, Inc.
    1,225,000(a)             6.25                     10/15/2000                     1,240,594
      700,000                6.38                     12/01/2003                       709,576
                                                                                   -----------
                                                                                   $40,817,795
 ---------------------------------------------------------------------------------------------
  UTILITY BONDS - 3.6%
  Cable & Wireless Communications
  $ 1,360,000                6.38%                    03/06/2003                   $ 1,386,438
  California Energy, Inc.
      735,000               10.25                     01/15/2004                       774,293
  CE Electric UK Funding Co.(b)
    1,000,000                6.85                     12/30/2004                     1,047,318
  Central Maine Power Co.
      330,000                7.45                     08/30/1999                       334,976
  Edison Mission Energy Funding Corp.
      138,284                6.77                     09/15/2003                       143,242
  Niagara Mohawk Power Corp.
      650,000                6.88                     04/01/2003                       676,371
      750,000                8.00                     06/01/2004                       814,103
  Salton Sea Funding
      233,243                7.02                     05/30/2000                       235,470
 ---------------------------------------------------------------------------------------------

   PRINCIPAL             INTEREST                      MATURITY
    AMOUNT                 RATE                          DATE                             VALUE
  CORPORATE BONDS - (CONTINUED)
  UTILITY BONDS - (CONTINUED)
  Worldcom, Inc.
  $ 1,700,000              6.13%                      08/15/2001                     $ 1,731,875
      650,000              9.38                       01/15/2004                         676,280
    1,725,000              6.40                       08/15/2005                       1,795,794
      450,000              8.88                       01/15/2006                         493,146
                                                                                     -----------
                                                                                     $10,109,306
 -----------------------------------------------------------------------------------------------
  TOTAL CORPORATE BONDS
  (COST $78,496,873)                                                                 $79,963,133
 -----------------------------------------------------------------------------------------------
  AGENCY DEBENTURES - 0.9%
  Small Business Administration
  $ 2,500,000              6.30%                      06/01/2018                     $ 2,677,321
 -----------------------------------------------------------------------------------------------
  TOTAL AGENCY DEBENTURES
  (COST $2,501,936)                                                                  $ 2,677,321
 -----------------------------------------------------------------------------------------------
  ASSET-BACKED SECURITIES - 11.9%
  Aames Mortgage Trust Series 1998 B(a)
  $ 3,500,000              6.46%                      09/15/2028                     $ 3,644,301
  AESOP Funding Series 1998-1, Class A(a)(b)
    3,400,000              6.14                       05/20/2006                       3,494,690
  AFC Series 1997-1, Class A(c)
      556,671              5.44                       03/25/2027                         551,037
  Americredit Automobile Receivables Trust Series 1998-A, Class A3(a)
    2,500,000              5.88                       12/05/2003                       2,557,225
  Chevy Chase Auto Receivables Trust Series 1995-2, Class A
       59,883              5.80                       06/15/2002                          59,938
  Discover Card Master Trust Series 1996-4, Class B(c)
      850,000              5.96                       10/16/2013                         826,625
  DVI Equipment Lease Trust 1996-1, Class A(b)
      614,875              6.55                       07/10/2004                         628,961
  EQCC Home Equity Loan Trust Series 1997-3, Class A(c)
    1,108,980              5.58                       11/15/2028                       1,108,292
  Fingerhut Master Trust Series 1998-2, Class A(a)
    3,600,000              6.23                       02/15/2007                       3,717,216
  First Franklin Mortgage Loan Asset Backed Certificate Series 1997-FF3,
  Class A2(c)
    1,459,072              5.41                       11/20/2027                       1,453,145
  General Motors Acceptance Corp. Series 1995, Class A
       15,094              7.15                       03/15/2000                          15,103
  Green Tree Financial Corp. Series 1998-6, Class M1(a)
    4,250,000              6.63                       06/01/2030                       4,354,848
  H + T Master Trust Series 1996-1, Class A2(b)(c)
      550,000              8.18                       8/15/2002                          550,880
  IMC Home Equity Loan Trust Series 1998-3, Class A8(a)
    5,200,000              6.34                       08/20/2029                       5,272,436
  Mid State Trust, Series 4, Class A(a)
    2,880,999              8.33                       04/01/2030                       3,154,521
 -----------------------------------------------------------------------------------------------

      THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

GOLDMAN SACHS CORE FIXED INCOME FUND

Statement of Investments
October 31, 1998

   PRINCIPAL             INTEREST                      MATURITY
    AMOUNT                 RATE                          DATE                             VALUE
  ASSET BACKED SECURITIES - (CONTINUED)
  Olympic Automobile Receivables Trust, Series 1994-B, Class A2
  $    93,578              6.85%                      06/15/2001                     $    94,251
  Sears Credit Account Master Trust, Series 1995-2, Class A
      550,000              8.10                       06/15/2004                         566,671
  Sears Credit Account Master Trust, Series 1996-1, Class A
      680,000              6.20                       02/16/2006                         692,532
  Sears Credit Card Master Trust, Series 1995-3, Class A
      300,000              7.00                       10/15/2004                         307,500
  Standard Credit Card Master Trust, Series 1994-4, Class A
      680,000              8.25                       11/07/2003                         732,061
 -----------------------------------------------------------------------------------------------
  TOTAL ASSET-BACKED SECURITIES
  (COST $33,194,392)                                                                 $33,782,233
 -----------------------------------------------------------------------------------------------
  EMERGING MARKET DEBT - 1.4%
  Banco de Colombia
  $   260,000              8.62%                      06/02/2000                     $   241,800
  Corp. Andina de Fomento
    1,500,000              7.38                       07/21/2000                       1,524,045
  Financiera Energy Nacional(b)
      600,000              9.38                       06/15/2006                         450,000
  YPF Sociedad Anonima
       90,575              7.00                       10/26/2002                          82,298
      485,314              7.50                       10/26/2002                         467,722
    1,141,859              7.50                       10/26/2002                       1,150,157
 -----------------------------------------------------------------------------------------------
  TOTAL EMERGING MARKET DEBT
  (COST $4,154,927)                                                                  $ 3,916,022
 -----------------------------------------------------------------------------------------------
  MORTGAGE BACKED OBLIGATIONS - 39.2%
  Asset Securitization Corp.
  $   900,000              7.49%                      04/14/2029                     $   975,321
  Chase Commercial Mortgage Securities Corp. Series 1997-2, Class A2(a)
    3,100,000              6.60                       11/19/2007                       3,223,411
  Chase Commercial Mortgage Securities Corp. Series 1998-1, Class A2(a)
    3,000,000              6.56                       05/18/2030                       3,250,418
  Collateralized Mortgage Obligation Trust Series 63, Class Z
      983,310              9.00                       10/20/2020                       1,029,093
  Commercial Mortgage Acceptance Corp. Series 1998-C1, Class A2
    2,200,000              6.49                       05/15/2008                       2,246,376
  DLJ Commercial Mortgage Corp. Series 1998-CG1, Class A(a)
    4,902,852              6.11                       06/10/2031                       5,121,188
  Federal Home Loan Mortgage Corp. (FHLMC)
      217,814              8.00                       08/01/2010                         224,863
      959,767              6.00                       11/01/2012                         963,663
    4,879,536              6.00                       04/01/2013                       4,899,346
    1,000,000              6.35                       03/25/2018                       1,020,620
      485,550              7.50                       09/01/2025                         497,534
 -----------------------------------------------------------------------------------------------

  PRINCIPAL             INTEREST                      MATURITY
    AMOUNT                RATE                          DATE                               VALUE
  MORTGAGE BACKED OBLIGATIONS - (CONTINUED)
  $  586,618              7.00%                      04/01/2026                        $  598,350
     595,402              7.50                       09/01/2026                           610,096
     205,586              7.50                       10/01/2026                           210,660
     447,709              7.50                       04/01/2027                           458,620
     842,659              7.50                       05/01/2027                           863,194
     836,598              7.00                       10/01/2027                           853,330
   1,542,087              7.00                       12/01/2027                         1,572,435
     832,632              7.50                       01/01/2028                           852,923
   1,067,982              7.00                       02/01/2028                         1,089,000
   1,700,213              7.50                       02/01/2028                         1,741,647
     685,013              7.50                       03/01/2028                           701,707
     256,171              7.50                       03/01/2028                           262,496
     587,270              7.50                       04/01/2028                           601,581
   1,432,925              7.50                       05/01/2028                         1,468,028
   1,334,585              7.00                       06/01/2028                         1,360,850
   1,999,535              7.00                       07/01/2028                         2,038,886
     517,189              7.00                       08/01/2028                           527,367
   8,000,000              7.00                       TBA-30 Yr(d)                       8,157,440
   9,000,000              7.50                       TBA-30 Yr(d)                       9,219,330
  Federal National Mortgage Association (FNMA)
      88,270              6.50                       02/01/2026                            88,987
     225,754              6.50                       08/01/2026                           227,587
     174,984              6.50                       09/01/2027                           176,351
     387,887              6.50                       10/01/2027                           390,916
   2,220,909              6.50                       11/01/2027                         2,238,255
   2,531,772              6.50                       12/01/2027                         2,551,547
     857,192              6.50                       02/01/2028                           863,887
     846,854              6.50                       04/01/2028                           853,468
     364,622              6.50                       06/01/2028                           367,470
   1,197,316              6.50                       07/01/2028                         1,206,667
     184,635              6.50                       08/01/2028                           186,077
   1,069,013              6.00                       09/01/2028                         1,077,362
   5,000,000              6.00                       TBA-15 Yr(d)                       5,020,313
  FHLMC Series 2055, Class OD
   2,000,000              6.00                       12/15/2007                         2,008,740
  First Union-Lehman Brothers Commercial Mortgage Services Series 1997-
  C1, Class A2
     600,000              7.30                       12/18/2006                           642,192
  First Union-Lehman Brothers Commercial Mortgage Services Series 1997-
  C2, Class A2
   1,000,000              6.60                       11/18/2029                         1,022,680
  FNMA Remic Trust 1997-70, Class AB
   1,250,000              6.50                       09/25/2022                         1,273,225
  FNMA Remic Trust 31, Class PJ
     750,000              6.55                       10/25/2020                           782,978
  Government National Mortgage Association (GNMA)
     264,666              8.00                       02/15/2017                           276,775
      24,132              7.00                       11/15/2022                            24,713
     860,816              7.00                       12/15/2022                           881,527
     581,532              7.00                       01/15/2023                           595,870
     158,879              7.00                       03/15/2023                           162,652
     587,392              7.50                       03/15/2023                           605,008
   1,989,300              7.00                       05/15/2023                         2,037,163
      31,272              7.00                       06/15/2023                            32,024
   2,049,546              7.00                       07/15/2023                         2,098,706
     617,324              7.00                       08/15/2023                           632,177
 ------------------------------------------------------------------------------------------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                            GOLDMAN SACHS CORE FIXED INCOME FUND


  PRINCIPAL             INTEREST                      MATURITY
    AMOUNT                RATE                          DATE                              VALUE
  MORTGAGE BACKED OBLIGATIONS - (CONTINUED)
  $   98,811              7.50%                      08/15/2023                     $    101,775
   1,677,280              7.00                       10/15/2023                        1,716,809
      33,112              7.00                       11/15/2023                           33,909
     102,521              7.00                       12/01/2023                          104,987
   1,148,813              7.00                       12/15/2023                        1,175,815
     235,803              8.00                       11/15/2025                          244,497
     147,963              7.50                       02/15/2026                          152,448
     440,555              8.00                       05/15/2026                          456,388
     935,156              7.50                       08/15/2026                          962,911
      91,011              8.00                       09/15/2026                           94,367
     425,734              8.00                       03/15/2027                          441,035
     425,395              8.00                       04/15/2027                          440,684
      16,911              8.00                       05/15/2027                           17,535
     242,878              7.50                       08/15/2027                          250,086
     893,368              7.50                       11/15/2027                          919,883
     814,173              7.50                       12/15/2027                          838,850
     747,294              8.00                       12/15/2027                          774,847
   1,000,000              6.50                       03/15/2028                        1,010,930
     278,357              6.50                       08/15/2028                          281,399
   4,993,306              7.00                       08/15/2028                        5,111,897
   2,721,643              6.50                       10/15/2028                        2,751,391
  Merrill Lynch Mortgage Investors, Inc. Series 1998-C2,
  Class A2(a)
   3,690,000              6.39                       02/15/2030                        3,949,184
  Morgan Stanley Capital Commercial Mortgage, Inc. Series 1997-C1
     900,000              7.46                       05/15/2006                          947,619
  Prudential Home Mortgage Securities Corp. 1992-39 A8(c)
   1,000,000              7.99                       12/25/2007                        1,049,750
  Residental Funding Mortgage Securities I Series 1997-S12, Class A19(a)
   2,000,000              6.75                       08/25/2027                        2,023,531
 -----------------------------------------------------------------------------------------------
  TOTAL MORTGAGE BACKED OBLIGATIONS
  (COST $108,991,413)                                                               $110,817,617
 -----------------------------------------------------------------------------------------------
  SOVEREIGN CREDIT - 0.3%
  Province of Quebec
  $  520,000             13.25%                      09/15/2014                     $    577,288
  State of Israel
     370,000              6.38                       12/15/2005                          369,338
 -----------------------------------------------------------------------------------------------
  TOTAL SOVEREIGN CREDIT
  (COST $999,207)                                                                   $    946,626
 -----------------------------------------------------------------------------------------------
  U.S. TREASURY OBLIGATIONS - 17.5%
  United States Treasury Bonds
  $1,000,000              8.75%                      05/15/2020                     $  1,422,810
   2,300,000              7.88                       02/15/2021                        3,030,250

   PRINCIPAL               INTEREST                    MATURITY
    AMOUNT                   RATE                        DATE                            VALUE
  U.S. TREASURY OBLIGATIONS - (CONTINUED)
  United States Treasury Interest-Only Stripped Securities(e)
  $10,230,000                5.04%                    02/15/2009                   $  6,127,975
      350,000(b)             5.22                     11/15/2010                        188,577
   15,300,000                5.36                     05/15/2012                      7,472,673
    9,990,000                5.54                     08/15/2014                      4,232,563
  United States Treasury Note
   15,000,000                6.63                     07/31/2001                     15,878,850
  United States Treasury Principal-Only Stripped Securities(e)
    5,110,000                4.55                     11/15/2004                      3,875,424
    6,000,000                5.66                     11/15/2018                      1,955,400
   16,200,000                5.67                     02/15/2019                      5,195,988
 ----------------------------------------------------------------------------------------------
  TOTAL U.S. TREASURY OBLIGATIONS
  (COST $49,229,921)                                                               $ 49,380,510
 ----------------------------------------------------------------------------------------------
  REPURCHASE AGREEMENT - 7.9%
  Joint Repurchase Agreement Account(a)
  $22,300,000                5.63%                    11/02/1998                   $ 22,300,000
 ----------------------------------------------------------------------------------------------
  TOTAL REPURCHASE AGREEMENT
  (COST $22,300,000)                                                               $ 22,300,000
 ----------------------------------------------------------------------------------------------
  TOTAL INVESTMENTS
  (COST $299,868,669)(F)                                                           $303,783,462
 ----------------------------------------------------------------------------------------------
  Futures contracts open at October 31, 1998 are as follows:

                                  NUMBER OF
                                  CONTRACTS      SETTLEMENT   UNREALIZED
  TYPE                         LONG (SHORT)(G)     MONTH      GAIN (LOSS)
 ------------------------------------------------------------------------
  Euro Dollars                         8       December 1998   $ 19,049
  Euro Dollars                        20         March 1999      35,174
  Euro Dollars                        15         June 1999        8,030
  Euro Dollars                        15       September 1999     9,280
  Euro Dollars                        35       December 1999     49,465
  Euro Dollars                        25         March 2000      52,091
  5 Year U.S. Treasury Notes          70       December 1998    306,352
  10 Year U.S. Treasury Notes        (15)      December 1998    (55,258)
  20 Year Long Term Bond              66       December 1998    158,409
 ------------------------------------------------------------------------
                                                               $582,592
 ------------------------------------------------------------------------

  FEDERAL INCOME TAX INFORMATION:
  Gross unrealized gain for investments in which
  value exceeds cost                              $ 4,917,833
  Gross unrealized loss for investments in which
  cost exceeds value                              (1,003,040)
 ------------------------------------------------------------
  Net unrealized gain                             $ 3,914,793
 ------------------------------------------------------------

      THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

GOLDMAN SACHS CORE FIXED INCOME FUND

Statement of Investments
October 31, 1998

 (a) Portions of these securities are being segregated for open TBA purchases, open purchases, mortgage dollar rolls, forward sale contract, open futures contracts and futures margin requirements.
 (b) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of the Rule 144A securities amounted to $8,963,518 as of October 31, 1998.
 (c) Variable rate security. Coupon rate disclosed is that which is in effect at October 31, 1998.
 (d) TBA (To Be Assigned) securities are purchased on a forward commitment basis with an approximate (generally + / -2.5%) principal amount and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.
 (e) The interest rate disclosed for these securities represents effective yield to maturity.
 (f) The amount stated also represents aggregate cost for federal income tax purposes.
 (g) Each Euro Dollar contract represents $1,000,000 in notional par value. Each 5-Year and 10-Year U.S. Treasury Note and each U.S. 20-Year Long Term Bond Contract represents $100,000 in notional par value. The total notional amount and market value at risk are $133,100,000 and $46,515,044, respectively. The determination of notional amounts as presented here are indicative only of volume of activity and not a measure of market risk.

 The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                GOLDMAN SACHS GLOBAL INCOME FUND

Performance Summary
October 31, 1998

 The following graph shows the value as of October 31, 1998, of a $10,000 in-vestment made (with the maximum sales charge of 4.5%) in Class A shares on September 1, 1991. For comparative purposes, the performance of the Fund's benchmark (the J.P. Morgan Global Government Bond Index hedged to U.S. Dol-lars (the "J.P. Morgan GGB Index - $ Hedged")) is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor's shares, when re-deemed, to be worth more or less than their original cost. Performance of Class B, Class C, Institutional and Service shares will vary from Class A due to differences in fees and loads.

 GLOBAL INCOME FUND'S LIFETIME PERFORMANCE

 GROWTH OF A $10,000 INVESTMENT, DISTRIBUTIONS REINVESTED SEPTEMBER 1, 1991 TO OCTOBER 31, 1998.(A)

                          [LINE GRAPH APPEARS HERE]


                Global Income Fund    J.P. Morgan
                    (Class A)      GGB Index-$ Hedged


9/1/91                 9500               10000
9/91                   9640               10174
10/91                  9686               10263
11/91                  9689               10327
12/91                  9810               10583
1/92                   9857               10546
2/92                   9857               10584
3/92                   9768               10517
4/92                   9827               10578
5/92                   9896               10721
6/92                  10125               10799
7/92                  10357               10918
8/92                  10678               10974
9/92                  10550               11129
10/92                 10536               11156
11/92                 10514               11130
12/92                 10545               11288
1/93                  10623               11457
2/93                  10886               11671
3/93                  10763               11695
4/93                  10849               11745
5/93                  10928               11766
6/93                  11193               12006
7/93                  11338               12103
8/93                  11483               12352
9/93                  11491               12404
10/93                 11668               12509
11/93                 11633               12500
12/93                 11878               12660
1/94                  11957               12702
2/94                  11561               12432
3/94                  11362               12258
4/94                  11298               12167
5/94                  11217               12089
6/94                  11136               12013
7/94                  11250               12145
8/94                  11185               12085
9/94                  11152               12027
10/94                 11144               12050
11/94                 11202               12132
12/94                 11252               12147
1/95                  11369               12314
2/95                  11580               12516
3/95                  11826               12697
4/95                  11963               12880
5/95                  12340               13324
6/95                  12288               13340
7/95                  12297               13430
8/95                  12489               13556
9/95                  12612               13732
10/95                 12824               13901
11/95                 13073               14167
12/95                 13251               14321
1/96                  13471               14465
2/96                  13250               14258
3/96                  13255               14288
4/96                  13383               14365
5/96                  13426               14418
6/96                  13546               14555
7/96                  13609               14636
8/96                  13720               14753
9/96                  14026               15034
10/96                 14246               15303
11/96                 14525               15589
12/96                 14500               15552
1/97                  14569               15684
2/97                  14669               15754
3/97                  14549               15644
4/97                  14704               15835
5/97                  14730               15941
6/97                  14968               16177
7/97                  15258               16522
8/97                  15202               16464
9/97                  15535               16740
10/97                 15622               16925
11/97                 15710               17033
12/97                 15897               17242
1/98                  16068               17487
2/98                  16100               17559
3/98                  16273               17674
4/98                  16354               17760
5/98                  16566               18327
6/98                  16604               18458
7/98                  16719               18576
8/98                  17043               19000
9/98                  17523               19484
10/98                 17374               19440


                                            SINCE INCEPTION
                                               OF CLASS     FIVE YEARS ONE YEAR
  AVERAGE ANNUAL TOTAL RETURN THROUGH OCTOBER 31, 1998
  CLASS A (COMMENCED AUGUST 2, 1991)
  Excluding sales charges                        8.68%           8.28%   11.21%
  Including sales charges                        7.99%           7.29%    6.22%
 ------------------------------------------------------------------------------
  CLASS B (COMMENCED MAY 1, 1996)
  Excluding sales charges                       10.43%             n/a   10.66%
  Including sales charges                        9.23%             n/a    5.33%
 ------------------------------------------------------------------------------
  CLASS C (COMMENCED AUGUST 15, 1997)
  Excluding sales charges                       11.40%             n/a   10.65%
  Including sales charges                       11.40%             n/a    9.58%
 ------------------------------------------------------------------------------
  INSTITUTIONAL CLASS (COMMENCED AUGUST 1,
  1995)                                         11.81%             n/a   11.95%
 ------------------------------------------------------------------------------
  SERVICE CLASS (COMMENCED MARCH 12, 1997)       8.71%             n/a   11.43%
 ------------------------------------------------------------------------------

 (a) For comparative purposes, initial investments are assumed to be made on the first day of the month following commencement of operations.

GOLDMAN SACHS GLOBAL INCOME FUND

Statement of Investments
October 31, 1998

      PRINCIPAL                INTEREST                MATURITY
      AMOUNT(A)                  RATE                    DATE                        VALUE
 FOREIGN DEBT OBLIGATIONS - 48.5%
  BRITISH POUND STERLING - 17.1%
  Abbey National Treasury(b)
  BPS     4,000,000              8.00%                04/02/2003               $  7,202,503
  Bank Nederlandse Gemeenten
          2,500,000              6.38                 03/30/2005                  4,304,335
  United Kingdom Treasury(b)
         14,400,000              9.50                 10/25/2004                 29,512,506
          9,300,000              7.75                 09/08/2006                 18,182,707
          4,700,000              9.00                 08/06/2012                 10,888,414
                          -----------------------------------------------------------------
                                                                               $ 70,090,465
 ------------------------------------------------------------------------------------------
  CANADIAN DOLLAR - 2.1%
  Government of Canada(b)
  CAD    12,200,000              6.00%                06/01/2008               $  8,454,608
 ------------------------------------------------------------------------------------------
  DANISH KRONE - 6.5%
  Kingdom of Denmark(b)
  DKK    95,100,000              8.00%                05/15/2003               $ 17,383,640
         47,500,000              8.00                 03/15/2006                  9,111,123
                          -----------------------------------------------------------------
                                                                               $ 26,494,763
 ------------------------------------------------------------------------------------------
  DEUTSCHEMARK - 6.6%
  Baden Wuerttemberg Finance
  DEM    10,000,000              5.38%                02/05/2010               $  6,471,476
  Federal Republic of Germany(b)
         22,500,000              6.25                 01/04/2024                 15,791,238
  Halifax
          5,000,000              5.63                 07/23/2007                  3,235,738
  Merrill Lynch and Co., Inc.
          2,500,000              5.38                 01/04/2009                  1,494,114
                          -----------------------------------------------------------------
                                                                               $ 26,992,566
 ------------------------------------------------------------------------------------------
  FRENCH FRANC - 1.1%
  Government of France(b)
  FRF     9,000,000              5.50%                10/25/2007               $  1,772,141
         10,000,000              8.50                 04/25/2023                  2,634,039
                          -----------------------------------------------------------------
                                                                               $  4,406,180
 ------------------------------------------------------------------------------------------
  ITALIAN LIRA - 6.4%
  Republic of Italy
  ITL24,000,000,000(b)           8.50%                08/01/2004               $ 17,849,614
      9,000,000,000(b)           6.75                 07/01/2007                  6,360,465
      2,000,000,000              9.00                 11/01/2023                  1,820,944
                          -----------------------------------------------------------------
                                                                               $ 26,031,023
 ------------------------------------------------------------------------------------------
  JAPANESE YEN - 5.4%
  Asian Development Bank
  JPY   650,000,000              5.63%                02/18/2002               $  6,502,871
  Government of Japan
      1,170,000,000              0.90                 12/22/2008                  9,957,746
  Republic of Italy
        550,000,000              5.13                 07/29/2003                  5,717,608
                          -----------------------------------------------------------------
                                                                               $ 22,178,225
 ------------------------------------------------------------------------------------------

     PRINCIPAL              INTEREST                  MATURITY
     AMOUNT(A)                RATE                      DATE                          VALUE
 FOREIGN DEBT OBLIGATIONS - (CONTINUED)
  SPANISH PESETA - 2.3%
  Government of Spain
  ESP1,210,000,000            6.00%                  01/31/2008                 $  9,555,615
 -------------------------------------------------------------------------------------------
  SWEDISH KRONA - 1.0%
  Kingdom of Sweden
  SEK   24,000,000            9.00%                  04/20/2009                 $  4,161,516
 -------------------------------------------------------------------------------------------
  TOTAL DEBT OBLIGATIONS
  (COST $186,733,877)                                                           $198,364,961
 -------------------------------------------------------------------------------------------
 ASSET-BACKED SECURITIES - 3.0%
  AESOP Funding Series 1998-1, Class A(c)
     USD 1,000,000            6.14%                  05/20/2006                 $  1,027,850
  AFC Series 1997-1, Class A(d)
           759,096            5.44                   03/25/2027                      751,414
  ALAC Automobile Receivable Series 1997-1, Class A(c)
           244,819            6.29                   12/15/2002                      246,572
  Americredit Automobile Receivables Series 1997-D, Class A3
           450,000            6.24                   09/05/2003                      462,861
  Arcadia Automobile Receivables Series 1997-D, Class A4
           950,000            6.35                   11/15/2005                    1,015,090
  Arcadia Automobile Receivables Series 1998-C, Class A3
         1,000,000            5.67                   08/15/2006                    1,020,813
  Asset Securitization Corp. Series 1997-D5, Class A1
           450,000            6.66                   02/14/2041                      467,505
  CIT RV Trust Series 1995-B, Class A
           174,410            6.50                   04/15/2011                      175,711
  Citibank Credit Card Master Trust I Series 1998-3, Class A
         1,000,000            5.80                   02/07/2005                    1,012,500
  EQCC Home Equity Loan Trust Series 1997-3, Class A(d)
           539,504            5.58                   11/15/2028                      539,169
  Fingerhut Master Trust Series 1998-2, Class A
         1,000,000            6.23                   02/15/2007                    1,032,560
  First USA Credit Card Master Trust Series 1997-6, Class A
           900,000            6.42                   03/17/2005                      931,500
  General Motors Acceptance Corp. Series 1997-C1, Class A
           450,000            6.85                   09/15/2006                      471,519
  Mid State Trust, Series 4, Class A
         1,280,450            8.33                   04/01/2030                    1,402,016
  Morgan Stanley Capital Commercial Mortgage, Inc. Series 1997-C1
           650,000            7.46                   05/15/2006                      684,392
  Nissan Auto Receivables Series 1995-A, Class A
           468,872            6.10                   08/15/2001                      469,604
  UCFC Home Equity Loan Trust Series 1997-D, Class A8(d)
           743,293            5.63                   12/15/2027                      741,667
 -------------------------------------------------------------------------------------------
  TOTAL ASSET-BACKED SECURITIES
  (COST $12,151,871)                                                            $ 12,452,743
 -------------------------------------------------------------------------------------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                GOLDMAN SACHS GLOBAL INCOME FUND


   PRINCIPAL            INTEREST                    MATURITY
   AMOUNT(A)              RATE                        DATe                             VALUE
  CORPORATE BONDS - 13.4%
  360 Communications Co.
  USD 300,000             7.12%                    03/01/2003                   $     319,860
  Ameritech Capital Funding
    4,000,000             5.88                     02/19/2003                       4,120,000
  Ametek, Inc.
      130,000             7.20                     07/15/2008                         131,650
  Associates Corp. of North America
      750,000             5.75                     11/01/2003                         752,948
  BankAmerica Corp.
      900,000             7.75                     07/15/2002                         957,429
  Bayerische Landesbank Girozent
    4,500,000             6.63                     06/25/2007                       4,843,710
  Beneficial Corp.
      500,000             6.43                     04/10/2002                         511,015
  Cable & Wireless Communications
      260,000             6.38                     03/06/2003                         265,054
  Capital One Bank
      275,000             6.39                     03/05/2001                         276,009
      400,000             6.40                     05/08/2003                         396,876
  CE Electric UK Funding Co.(c)
      180,000             6.85                     12/30/2004                         188,517
  Chelsea GCA Realty
      250,000             7.75                     01/26/2001                         241,160
  Comdisco, Inc.
      450,000             6.13                     01/15/2003                         455,535
  Continental Airlines, Inc.
      315,000             6.54                     09/15/2009                         307,746
  Countrywide Home Loans, Inc.
      450,000             6.45                     02/27/2003                         467,334
      200,000             6.84                     10/22/2004                         212,366
  Developers Diversified Realty
      125,000             6.84                     12/16/2004                         125,016
  Ford Motor Credit Corp.
    5,000,000             6.13                     04/28/2003                       5,128,250
  Hertz Corp.
      250,000             6.00                     01/15/2003                         251,273
  Instituto de Credito Oficial
    3,000,000             6.00                     05/19/2008                       3,149,700
  International Bank for Reconstruction and
  Development
    3,000,000             5.75                     02/06/2008                       3,126,600
  KFW International Finance
    3,000,000             5.75                     01/15/2008                       3,109,800
  Liberty Property LP
      235,000             6.97                     12/11/2003                         252,465
  Long Island Savings Bank
      300,000             7.00                     06/13/2002                         303,450
  Merrill Lynch and Co., Inc.
    3,400,000             6.00                     02/12/2003                       3,445,594
  Nabisco, Inc.
      700,000             6.00                     02/15/2011                         695,485
  Nederlandse Waterschapsbank
    5,000,000             6.13                     02/13/2008                       5,261,055
 --------------------------------------------------------------------------------------------

   PRINCIPAL             INTEREST                      MATURITY
   AMOUNT(A)               RATE                          DATE                              VALUE
  CORPORATE BONDS - (CONTINUED)
  News America Holdings, Inc.
  USD 175,000              9.25%                      02/01/2013                     $    201,283
       65,000              8.00                       10/17/2016                           68,140
      100,000              7.12                       04/08/2028                           97,498
  Niagara Mohawk Power Corp.
      250,000              6.88                       04/01/2003                          260,143
  Northwest Airlines Corp.
      273,291              7.67                       07/02/2016                          305,143
  Ontario Hydro
    3,000,000              6.10                       01/30/2008                        3,110,880
  Oryx Energy Co.
       40,000             10.00                       06/15/1999                           41,219
      155,000              9.50                       11/01/1999                          159,594
  Owens Corning
      150,000              7.50                       05/01/2005                          153,536
  Panamsat Corp.
      515,000              6.13                       01/15/2005                          518,929
  Paramount Communications
      300,000              7.50                       01/15/2002                          313,863
  Pep Boys - Manny, Moe & Jack
      480,000              6.75                       03/10/2004                          497,770
  Philip Morris Companies, Inc.
      180,000              9.00                       01/01/2001                          193,926
       95,000              6.95                       06/01/2006                           99,476
  Prudential Insurance Company of America
    3,500,000              6.38                       07/23/2006                        3,557,050
  R & B Falcon Corp.
      240,000              6.75                       04/15/2005                          246,612
  RJR Nabisco, Inc.
      190,000              8.00                       07/15/2001                          190,973
  Salomon Smith Barney, Inc.
      655,000              6.46                       08/15/2000                          670,563
  Salton Sea Funding
      295,575              7.02                       05/30/2000                          298,398
  Scotia Pacific Co.(c)
      220,000              6.55                       01/20/2007                          222,682
  Sears Roebuck Acceptance Corp.
      240,000              6.72                       09/17/2003                          251,544
  Simon Property Group, Inc.(c)
      200,000              6.63                       06/15/2003                          195,621
  Tele-Communications, Inc.
      850,000              8.25                       01/15/2003                          938,579
  The Money Store, Inc.
      225,000              7.30                       12/01/2002                          238,775
  Time Warner, Inc.
      450,000              7.95                       02/01/2000                          462,474
      250,000              6.85                       01/15/2026                          258,968
  TKR Cable Inc.
      220,000             10.50                       10/30/2007                          241,666
  Tyco International Group
      260,000              5.88                       11/01/2004                          259,165
      190,000              6.38                       06/15/2005                          194,904
 ------------------------------------------------------------------------------------------------

      THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

GOLDMAN SACHS GLOBAL INCOME FUND

Statement of Investments
October 31, 1998

    PRINCIPAL             INTEREST                    MATURITY
    AMOUNT(A)               RATE                        DATE                            VALUE
  CORPORATE BONDS - (CONTINUED)
  Videotron Group Ltd.
  USD   165,000            10.63%                    02/15/2005                   $    177,581
  Williams Communications Solutions, Inc.
        390,000             6.13                     02/15/2002                        394,267
  Worldcom, Inc.
        340,000             6.13                     08/15/2001                        346,375
        350,000             9.38                     01/15/2004                        364,151
        120,000             6.40                     08/15/2005                        124,925
 ---------------------------------------------------------------------------------------------
  TOTAL CORPORATE BONDS
  (COST $53,476,453)                                                              $ 54,952,570
 ---------------------------------------------------------------------------------------------
  MORTGAGE BACKED OBLIGATIONS - 4.3%
  Chase Commercial Mortgage Securities Corp. Series 1997-2, Class A2
  USD 1,400,000             6.60%                    11/19/2007                   $  1,455,734
  CMC Securities Corp. IV 1997-2, Class IA13
      2,450,000             6.60                     11/25/2027                      2,458,404
  Country Wide Funding Corp. Series 1994-2, Class A
      1,000,000             6.50                     02/25/2009                      1,044,680
  Country Wide Funding Corp. Series 1994-I, Class A
      2,000,000             6.25                     07/25/2009                      2,009,360
  FHLMC Series 1522, Class E
      2,000,000             5.00                     10/15/2020                      1,984,360
  General Electric Capital Mortgage Services Series 1994-2, Class A(d)
        564,879             5.46                     01/25/2009                        544,171
        968,367             6.31                     01/25/2009                        986,214
  Government National Mortgage Association (GNMA)
        214,244             9.00                     03/15/2005                        228,470
        170,268             9.00                     02/15/2006                        181,639
        548,958             9.00                     02/15/2010                        571,948
        893,160             6.00                     01/15/2011                        903,762
        595,614             7.50                     01/15/2023                        613,477
        120,686             7.50                     04/15/2023                        124,305
         87,543             7.50                     05/15/2023                         90,168
        687,953             7.00                     07/15/2023                        704,506
        670,791             7.00                     08/15/2023                        686,931
        216,126             7.50                     08/15/2023                        222,608
        395,860             7.00                     09/15/2023                        405,384
        499,943             7.00                     10/15/2023                        511,972
        281,844             7.00                     11/15/2023                        288,625
        588,262             7.50                     12/15/2023                        605,904
  Merrill Lynch Mortgage Investors, Inc. Series 1998-C2, Class A2
        750,000             6.39                     02/15/2030                        802,671
 ---------------------------------------------------------------------------------------------
  TOTAL MORTGAGE BACKED OBLIGATIONS
  (COST $16,991,790)                                                              $ 17,425,293
 ---------------------------------------------------------------------------------------------

    PRINCIPAL                INTEREST                  MATURITY
    AMOUNT(A)                  RATE                      DATE                          VALUE
  U.S. TREASURY OBLIGATIONS - 24.0%
  United States Treasury Bonds
  USD    800,000(b)            8.13%                  08/15/2021                 $  1,082,872
       7,500,000(b)            6.75                   08/15/2026                    8,992,950
       2,000,000               6.50                   11/15/2026                    2,327,820
  United States Treasury Interest-Only Stripped Securities(e)
         200,000               5.05                   02/15/2009                      119,804
         400,000               5.52                   08/15/2014                      169,472
  United States Treasury Notes
       7,700,000               6.63                   07/31/2001                    8,151,143
      13,300,000(b)            7.00                   07/15/2006                   15,315,748
      12,800,000(b)            6.50                   10/15/2006                   14,358,016
       4,600,000               6.63                   05/15/2007                    5,223,162
      35,500,000(b)            5.63                   05/15/2008                   38,267,935
  United States Treasury Principal-Only Stripped Securities(e)
       1,000,000               5.64                   08/15/2017                      351,430
       5,200,000               5.67                   02/15/2019                    1,667,848
       2,760,000               5.67                   05/15/2020                      823,612
       5,600,000               5.47                   08/15/2025                    1,317,792
 --------------------------------------------------------------------------------------------
  TOTAL U.S. TREASURY OBLIGATIONS
  (COST $95,577,505)                                                             $ 98,169,604
 --------------------------------------------------------------------------------------------
  SHORT-TERM OBLIGATIONS - 5.6%
  State Street Bank & Trust Euro-Time Deposit(b)
  USD 22,805,457               5.63%                  11/02/1998                 $ 22,805,457
 --------------------------------------------------------------------------------------------
  TOTAL SHORT-TERM OBLIGATIONS
  (COST $22,805,457)                                                             $ 22,805,457
 --------------------------------------------------------------------------------------------
  TOTAL INVESTMENTS
  (COST $387,736,953)(F)                                                         $404,170,628
 --------------------------------------------------------------------------------------------

 Futures contracts open at October 31, 1998 are as follows:

                                 NUMBER OF
                                  CONTRACTS      SETTLEMENT   UNREALIZED
  TYPE                         LONG (SHORT)(G)     MONTH      GAIN (LOSS)
 ------------------------------------------------------------------------
  Euro Dollars                         6       June 1999       $ 13,575
  Euro Dollars                         5       September 1999    12,125
  Euro Dollars                         7       March 2000        (4,112)
  Euro Dollars                         7       June 2000          1,487
  5 Year U.S. Treasury Notes          10       December 1998     (9,532)
  10 Year U.S. Treasury Notes        (19)      December 1998    (58,250)
  20 Year Long Term Bond              79       December 1998    225,571
 ------------------------------------------------------------------------
                                                               $180,864
 ------------------------------------------------------------------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                GOLDMAN SACHS GLOBAL INCOME FUND


 -------------------------------
  FEDERAL INCOME
  TAX INFORMATION:
  Gross unrealized
   gain for invest-
   ments in which
   value exceeds
   cost             $17,008,304
  Gross unrealized
   loss for invest-
   ments in which
   cost exceeds
   value               (574,629)
 -------------------------------
  Net unrealized
   loss             $16,433,675
 -------------------------------


 (a) The principal amount of each security is stated in the currency in which the bond is denominated. See below.

 BPS = British Pound Sterling             ITL = Italian Lira
 CAD = Canadian Dollar                    JPY = Japanese Yen
 DKK = Danish Krone                       ESP = Spanish Peseta
 DEM = Deutschemark                       SEK = Swedish Krona
 FRF = French Franc                       USD = United States Dollar

 (b) Portions of these securities are being segregated for open futures contracts and futures margin requirements.
 (c) Security is exempt from registration under rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of the Rule 144A securities amounted to $1,881,242 as of October 31, 1998.
 (d) Variable rate security. Coupon rate disclosed is that which is in effect at October 31, 1998.
 (e) The interest rate disclosed for these securities represents effective yield to maturity.
 (f) The amount stated also represents the aggregate cost for federal income tax purposes.
 (g) Each Euro Dollar contract represents $1,000,000 in notional par value. Each 5-Year and 10-Year U.S. Treasury Note and each U.S. 20-Year Long Term Bond contract represents $100,000 in notional par value. The total notional amount and market value at risk are $35,800,000 and $19,587,951, respectively. The determination of notional amounts as presented here are indicative only of volume of activity and not a measure of market risk.
 The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

      THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

GOLDMAN SACHS TAXABLE INVESTMENT GRADE FUNDS

Statements of Assets and Liabilities
October 31, 1998

                                                              ADJUSTABLE RATE
                                                              GOVERNMENT FUND

 ASSETS:

  Investment in securities, at value (identified cost
  $502,845,894, $223,655,691, $143,359,293, $299,868,669 and
  $387,736,953)                                                  $497,752,353
  Cash, at value                                                        4,381
  Receivables:
   Investment securities sold                                         718,061
   Interest, at value                                               6,268,327
   Fund shares sold                                                16,559,494
   Forward foreign currency exchange contracts                             --
   Variation margin                                                        --
  Deferred organization expenses, net                                      --
  Other assets                                                         69,531
 -----------------------------------------------------------------------------
  TOTAL ASSETS                                                    521,372,147
 -----------------------------------------------------------------------------

 LIABILITIES:

  Due to Bank                                                              --
  Payables:
   Investment securities purchased                                 10,141,083
   Income distribution                                              1,089,533
   Fund shares repurchased                                            865,411
   Amounts owed to affiliates                                         217,022
   Forward foreign currency exchange contracts                             --
   Variation margin                                                   156,937
  Forward sale contract, at value                                          --
  Accrued expenses and other liabilities                               70,950
 -----------------------------------------------------------------------------
  TOTAL LIABILITIES                                                12,540,936
 -----------------------------------------------------------------------------

 NET ASSETS:

  Paid-in capital                                                 565,695,928
  Accumulated undistributed (distributions in excess of) net
  investment income                                                (3,550,919)
  Accumulated undistributed net realized gain (loss) on
  investment, options, futures and foreign currency related
  transactions                                                    (49,027,871)
  Net unrealized gain (loss) on investments, futures and
  translation of assets and liabilities denominated in
  foreign currencies                                               (4,285,927)
 -----------------------------------------------------------------------------
  NET ASSETS                                                     $508,831,211
 -----------------------------------------------------------------------------
  Net asset value per share:(a)
  Class A                                                               $9.69
  Class B                                                                  --
  Class C                                                                  --
  Institutional                                                         $9.70
  Administration                                                        $9.70
  Service                                                               $9.70
 -----------------------------------------------------------------------------
  Shares outstanding:
  Class A                                                           6,272,861
  Class B                                                                  --
  Class C                                                                  --
  Institutional                                                    45,502,280
  Administration                                                      618,625
  Service                                                              84,772
 -----------------------------------------------------------------------------
  Total shares outstanding, $.001 par value (unlimited
  number of shares authorized)                                     52,478,538
 -----------------------------------------------------------------------------

 (a) Maximum public offering price per share for Class A shares is $9.84 (NAV per share plus maximum sales charge of 1.5%), $10.11 (NAV per share plus maximum sales charge of 2.0%), $15.61 (NAV per share plus maximum sales charge of 4.5%), $10.73 (NAV per share plus maximum sales charge of 4.5%) and $16.39 (NAV per share plus maximum sales charge of 4.5%) for Adjustable Rate Government, Short Duration Government, Government Income, Core Fixed Income and Global Income, respectively. At redemption, Class B and Class C shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                    GOLDMAN SACHS TAXABLE INVESTMENT GRADE FUNDS


   SHORT DURATION           GOVERNMENT                CORE FIXED                   GLOBAL
  GOVERNMENT FUND          INCOME FUND               INCOME FUND              INCOME FUND


     $224,897,584         $145,463,981              $303,783,462             $404,170,628
           94,277               19,853                        --                  204,705
           75,409            7,877,876                12,914,221                9,752,514
        2,444,400              895,776                 2,729,419                8,208,935
        6,006,143              398,856                 1,014,701                8,228,277
               --                   --                        --                1,802,980
               --                   --                        --                   30,022
               --                   --                     4,362                       --
           99,962               95,140                   161,772                  149,840
 ----------------------------------------------------------------------------------------
      233,617,775          154,751,482               320,607,937              432,547,901
 ----------------------------------------------------------------------------------------


               --                   --                   444,433                       --
        7,158,411           21,805,685                33,295,853               17,578,658
          302,565              115,033                   491,528                   11,496
          421,340              935,911                   142,604                  352,593
          142,448              143,286                   144,749                  371,388
               --                   --                        --                4,943,283
          131,406              129,916                   127,839                       --
               --            2,118,104                 3,058,336                       --
           82,052               80,358                   103,824                  113,018
 ----------------------------------------------------------------------------------------
        8,238,222           25,328,293                37,809,166               23,370,436
 ----------------------------------------------------------------------------------------


      237,352,470          124,893,318               274,980,654              380,662,043
          567,164             (202,850)                       --                4,880,723
      (14,898,587)           2,431,368                 3,320,362                9,205,494
        2,358,506            2,301,353                 4,497,755               14,429,205
 ----------------------------------------------------------------------------------------
     $225,379,553         $129,423,189              $282,798,771             $409,177,465
 ----------------------------------------------------------------------------------------
            $9.91               $14.91                    $10.25                   $15.65
            $9.88               $14.92                    $10.28                   $15.63
            $9.88               $14.91                    $10.28                   $15.60
            $9.90               $14.90                    $10.28                   $15.64
            $9.91                   --                    $10.27                      --
            $9.89               $14.88                    $10.28                   $15.64
 ----------------------------------------------------------------------------------------
        5,726,272            6,777,371                 5,487,732               13,885,248
          508,361            1,080,648                   701,054                  520,616
          458,229              646,476                   543,267                  262,123
       14,705,273              177,318                19,045,777               11,411,638
          742,127                  --                  1,240,570                       --
          630,425                  112                   511,939                   67,640
 ----------------------------------------------------------------------------------------
       22,770,687            8,681,925                27,530,339               26,147,265
 ----------------------------------------------------------------------------------------

GOLDMAN SACHS TAXABLE INVESTMENT GRADE FUNDS

Statements of Operations
For the Year Ended October 31, 1998

                                                  ADJUSTABLE RATE
                                                  GOVERNMENT FUND
  INVESTMENT INCOME:
  Interest(a)                                         $30,500,158
 -----------------------------------------------------------------------------
  TOTAL INCOME                                         30,500,158
 -----------------------------------------------------------------------------
  EXPENSES:
  Management fees                                       1,980,544
  Distribution and service fees(b)                        217,577
  Transfer agent fees                                     229,368
  Custodian fees                                          118,369
  Registration fees                                        57,272
  Professional fees                                        58,806
  Trustee fees                                              6,432
  Administration share fees                                10,895
  Service share fees                                        2,702
  Amortization of deferred organization expenses               --
  Other                                                   191,398
 -----------------------------------------------------------------------------
  TOTAL EXPENSES                                        2,873,363
 -----------------------------------------------------------------------------
  Less -- expenses reimbursed and fees waived by
  Goldman Sachs                                          (124,935)
 -----------------------------------------------------------------------------
  NET EXPENSES                                          2,748,428
 -----------------------------------------------------------------------------
  NET INVESTMENT INCOME                                27,751,730
 -----------------------------------------------------------------------------
  REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT, FUTURES AND FOREIGN
  CURRENCY TRANSACTIONS:
  Net realized gain (loss) from:
  Investment transactions                                 103,747
  Futures transactions                                 (1,536,545)
  Foreign currency related transactions                        --
  Net change in unrealized gain (loss) on:
  Investments                                          (8,168,671)
  Futures                                               1,241,567
  Translation of assets and liabilities
  denominated in foreign currencies                            --
 -----------------------------------------------------------------------------
  NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENT, FUTURES AND FOREIGN CURRENCY
  TRANSACTIONS:                                        (8,359,902)
 -----------------------------------------------------------------------------
  NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                          $19,391,828
 -----------------------------------------------------------------------------

 (a) Net of $2,706 and $32,585 in foreign withholding tax for the Core Fixed Income and Global Income Funds, respectively.
 (b) Class A, Class B and Class C of the following funds had distribution and services fees of:
  Adjustable Rate Government Fund -- $217,577 for class A only.
  Short Duration Government Fund -- $111,382, $23,889 and $18,510, respectively.
  Government Income Fund -- $462,183, $119,856 and $37,728, respectively. Core Fixed Income Fund -- $152,462, $31,187 and $30,651, respectively. Global Income Fund -- $902,695, $54,794 and $22,140, respectively.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                    GOLDMAN SACHS TAXABLE INVESTMENT GRADE FUNDS


   SHORT DURATION          GOVERNMENT               CORE FIXED                   GLOBAL
  GOVERNMENT FUND         INCOME FUND              INCOME FUND              INCOME FUND

      $10,605,385          $7,259,007              $11,986,716              $17,529,866
 ---------------------------------------------------------------------------------------
       10,605,385           7,259,007               11,986,716               17,529,866
 ---------------------------------------------------------------------------------------
          807,888             747,673                  750,536                2,613,060
          153,781             619,767                  214,300                  979,629
          191,462             189,925                  211,200                  378,171
           90,250             104,410                  131,433                  214,328
          100,705              81,231                  109,950                  103,600
           56,023              52,852                   53,898                   66,174
            5,893               5,915                    5,804                    5,614
           10,828                  --                    5,460                       --
           23,540                  --                   39,455                      885
               --               5,201                   24,495                       --
          107,890              60,817                   73,727                   73,521
 ---------------------------------------------------------------------------------------
        1,548,260           1,867,791                1,620,258                4,434,982
 ---------------------------------------------------------------------------------------
         (555,828)           (843,878)                (555,918)              (1,244,867)
 ---------------------------------------------------------------------------------------
          992,432           1,023,913                1,064,340                3,190,115
 ---------------------------------------------------------------------------------------
        9,612,953           6,235,094               10,922,376               14,339,751
 ---------------------------------------------------------------------------------------

          822,488           2,347,325                3,616,346               11,911,240
       (1,182,898)            374,866                  214,664                  468,362
               --                  --                   57,117               (8,799,445)
           55,613             649,663                1,637,958               12,207,707
        1,157,810             137,832                  489,714                  180,864
               --                  --                       17                2,383,424
 ---------------------------------------------------------------------------------------
          853,013           3,509,686                6,015,816               18,352,152
 ---------------------------------------------------------------------------------------
      $10,465,966          $9,744,780              $16,938,192              $32,691,903
 ---------------------------------------------------------------------------------------

GOLDMAN SACHS TAXABLE INVESTMENT GRADE FUNDS

Statements of Changes in Net Assets
For the Year Ended October 31, 1998

                                                                   ADJUSTABLE
                                                                         RATE
                                                                   GOVERNMENT
                                                                         FUND
  FROM OPERATIONS:
  Net investment income                                         $  27,751,730
  Net realized gain (loss) on investment, futures and foreign
   currency related transactions                                   (1,432,798)
  Net change in unrealized gain (loss) on investments, futures and translation of assets and liabilities denominated in
   foreign currencies                                              (6,927,104)
 -----------------------------------------------------------------------------
  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS             19,391,828
 -----------------------------------------------------------------------------
  DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
   Class A shares                                                  (2,487,566)
   Class B shares                                                          --
   Class C shares                                                          --
   Institutional shares                                           (25,001,833)
   Administration shares                                             (234,475)
   Service shares                                                     (27,856)
  In excess of net investment income
   Class A shares                                                     (98,798)
   Class B shares                                                          --
   Class C shares                                                          --
   Institutional shares                                              (992,993)
   Administration shares                                               (9,313)
   Service shares                                                      (1,106)
  From net realized gain on investment, futures and foreign
   currency transactions
   Class A shares                                                          --
   Class B shares                                                          --
   Class C shares                                                          --
   Institutional shares                                                    --
   Administration shares                                                   --
   Service shares                                                          --
 -----------------------------------------------------------------------------
  TOTAL DISTRIBUTIONS TO SHAREHOLDERS                             (28,853,940)
 -----------------------------------------------------------------------------
  FROM SHARE TRANSACTIONS:
  Net proceeds from sales of shares                               480,828,950
  Reinvestment of dividends and distributions                      20,351,273
  Cost of shares repurchased                                     (492,929,797)
 -----------------------------------------------------------------------------
  NET INCREASE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS      8,250,426
 -----------------------------------------------------------------------------
  TOTAL INCREASE (DECREASE)                                        (1,211,686)
 -----------------------------------------------------------------------------
  NET ASSETS:
  Beginning of year                                               510,042,897
 -----------------------------------------------------------------------------
  End of year                                                   $ 508,831,211
 -----------------------------------------------------------------------------
  ACCUMULATED UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF) NET
   INVESTMENT INCOME                                            $  (3,550,919)
 -----------------------------------------------------------------------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                    GOLDMAN SACHS TAXABLE INVESTMENT GRADE FUNDS


   SHORT DURATION          GOVERNMENT             CORE FIXED                 GLOBAL
  GOVERNMENT FUND         INCOME FUND            INCOME FUND            INCOME FUND
   $   9,612,953        $   6,235,094          $  10,922,376          $  14,339,751
        (360,410)           2,722,191              3,888,127              3,580,157
       1,213,423              787,495              2,127,689             14,771,995
 -----------------------------------------------------------------------------------
      10,465,966            9,744,780             16,938,192             32,691,903
 -----------------------------------------------------------------------------------
      (1,420,203)          (5,471,980)            (1,853,415)           (11,773,305)
        (124,011)            (589,599)              (152,279)              (310,470)
         (88,564)            (181,328)              (150,232)              (116,153)
      (7,578,309)            (126,383)            (8,016,713)            (6,720,480)
        (270,953)                  --               (664,748)                    --
        (265,819)                (114)              (176,911)               (25,498)
              --             (316,755)               (75,186)                    --
              --              (34,130)                (6,177)                    --
              --              (10,497)                (6,094)                    --
              --               (7,316)              (325,203)                    --
              --                   --                (26,966)                    --
              --                   (7)                (7,176)                    --
              --             (336,409)               (84,830)              (628,833)
              --              (41,187)                (8,016)               (15,200)
              --               (9,732)                (4,098)                (4,258)
              --               (8,246)              (459,667)              (240,253)
              --                   --                (51,390)                    --
              --                   (7)               (10,588)                  (604)
 -----------------------------------------------------------------------------------
      (9,747,859)          (7,133,690)           (12,079,689)           (19,835,054)
 -----------------------------------------------------------------------------------
     301,176,652          174,396,555            274,106,821            254,174,010
       6,473,398            5,523,470              8,519,118             13,914,727
    (201,542,539)        (133,099,760)          (102,188,552)          (103,905,121)
 -----------------------------------------------------------------------------------
     106,107,511           46,820,265            180,437,387            164,183,616
 -----------------------------------------------------------------------------------
     106,825,618           49,431,355            185,295,890            177,040,465
 -----------------------------------------------------------------------------------
     118,553,935           79,991,834             97,502,881            232,137,000
 -----------------------------------------------------------------------------------
   $ 225,379,553        $ 129,423,189          $ 282,798,771          $ 409,177,465
 -----------------------------------------------------------------------------------
   $     567,164        $    (202,850)         $          --          $   4,880,723
 -----------------------------------------------------------------------------------

GOLDMAN SACHS TAXABLE INVESTMENT GRADE FUNDS

Statements of Changes in Net Assets
For the Year Ended October 31, 1997


                                                                   ADJUSTABLE
                                                                         RATE
                                                                   GOVERNMENT
                                                                         FUND
  FROM OPERATIONS:
  Net investment income                                         $  34,206,530
  Net realized gain from investment and foreign currency
   related transactions                                                76,946
  Net change in unrealized gain (loss) on investments, futures and translation of assets and liabilities denominated in
   foreign currencies                                               3,259,059
 -----------------------------------------------------------------------------
  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS             37,542,535
 -----------------------------------------------------------------------------
  DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income
   Class A                                                         (1,858,740)
   Class B                                                                 --
   Class C                                                                 --
   Institutional shares                                           (32,067,893)
   Administration shares                                             (222,274)
   Service shares                                                      (3,287)
  Net realized gain on investment transactions
   Class A                                                                 --
   Class B                                                                 --
   Class C                                                                 --
   Institutional shares                                                    --
   Administration shares                                                   --
   Service shares                                                          --
 -----------------------------------------------------------------------------
  TOTAL DISTRIBUTIONS TO SHAREHOLDERS                             (34,152,194)
 -----------------------------------------------------------------------------
  FROM SHARE TRANSACTIONS:
  Net proceeds from sales of shares                               398,400,844
  Reinvestment of dividends and distributions                      20,070,536
  Cost of shares repurchased                                     (539,487,702)
 -----------------------------------------------------------------------------
  NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM SHARE
   TRANSACTIONS                                                  (121,016,322)
 -----------------------------------------------------------------------------
  TOTAL INCREASE (DECREASE)                                      (117,625,981)
 -----------------------------------------------------------------------------
  NET ASSETS:
  Beginning of period                                             627,668,878
 -----------------------------------------------------------------------------
  End of period                                                 $ 510,042,897
 -----------------------------------------------------------------------------
  ACCUMULATED UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF) NET
   INVESTMENT INCOME                                            $  (3,387,447)
 -----------------------------------------------------------------------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                    GOLDMAN SACHS TAXABLE INVESTMENT GRADE FUNDS


                                                                               GLOBAL
   SHORT DURATION          GOVERNMENT              CORE FIXED                  INCOME
  GOVERNMENT FUND         INCOME FUND             INCOME FUND                    FUND
   $  6,770,045          $  3,409,797            $  5,427,639            $ 12,745,232
         45,514               489,671                 732,174              13,556,278
        485,006             1,362,656               1,440,455              (3,996,894)
 -------------------------------------------------------------------------------------
      7,300,565             5,262,124               7,600,268              22,304,616
 -------------------------------------------------------------------------------------
        (85,889)           (3,152,235)               (107,876)             (9,752,023)
        (12,146)             (186,284)                 (7,255)                (74,972)
           (632)               (5,823)                   (778)                 (2,823)
     (6,559,922)               (2,853)             (4,853,239)             (3,332,259)
        (79,521)                   --                (365,897)                     --
       (145,168)                  (20)                (74,035)                 (5,785)
             --              (157,471)                     --                      --
             --                (1,780)                     --                      --
             --                    --                      --                      --
             --                    --                      --                      --
             --                    --                      --                      --
             --                    --                      --                      --
 -------------------------------------------------------------------------------------
     (6,883,278)           (3,506,466)             (5,409,080)            (13,167,862)
 -------------------------------------------------------------------------------------
     61,888,188            69,513,073              38,830,106              56,787,564
      4,611,022             2,614,489               4,813,853               9,138,023
    (50,380,123)          (24,728,808)            (21,476,685)            (96,100,786)
 -------------------------------------------------------------------------------------
     16,119,087            47,398,754              22,167,274             (30,175,199)
 -------------------------------------------------------------------------------------
     16,536,374            49,154,412              24,358,462             (21,038,445)
 -------------------------------------------------------------------------------------
    102,017,561            30,837,422              73,144,419             253,175,445
 -------------------------------------------------------------------------------------
   $118,553,935          $ 79,991,834            $ 97,502,881            $232,137,000
 -------------------------------------------------------------------------------------
   $    693,874          $    134,310            $     91,922            $ 16,021,332
 -------------------------------------------------------------------------------------

GOLDMAN SACHS TAXABLE INVESTMENT GRADE FUNDS

Notes to Financial Statements
October 31, 1998

 1. ORGANIZATION

 Goldman Sachs Trust (the "Trust") is a Delaware business trust registered un-der the Investment Company Act of 1940 (as amended) as an open-end, manage-ment investment company. The Trust includes Goldman Sachs Adjustable Rate Government Fund (Adjustable Rate Government), Goldman Sachs Short Duration Government Fund (Short Duration Government), Goldman Sachs Government Income Fund (Government Income), Goldman Sachs Core Fixed Income Fund (Core Fixed Income) and Goldman Sachs Global Income Fund (Global Income), collectively, "the Funds" or individually a "Fund." Adjustable Rate Government, Short Dura-tion Government, Government Income, and Core Fixed Income are diversified portfolios of the Trust whereas Global Income is a non-diversified portfolio. Adjustable Rate Government offers four classes of shares -- Class A, Institu-tional, Administration and Service. Government Income and Global Income offer five classes of shares -- Class A, Class B, Class C, Institutional and Serv-ice. Short Duration Government and Core Fixed Income offer six classes of shares -- Class A, Class B, Class C, Institutional, Administration and Serv-ice.

 2. SIGNIFICANT ACCOUNTING POLICIES

 The following is a summary of significant accounting policies consistently followed by the Funds. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make es-timates and assumptions that may affect the reported amounts. Certain reclas-sifications have been made to the prior period's amounts to conform with the current period presentation. Such reclassifications have no effect on previ-ously reported net asset values of the Fund.

 A. INVESTMENT VALUATION -- Portfolio securities for which accurate market quotations are readily available are valued on the basis of quotations fur-nished by a pricing service or provided by dealers in such securities. Port-folio securities for which accurate market quotations are not readily available are valued based on yield equivalents, pricing matrices or other sources, under valuation procedures established by the Trust's Board of Trustees. Short-term debt obligations maturing in sixty days or less are val-ued at amortized cost.

 B. SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are recorded on trade date. Realized gains and losses on sales of portfolio secu-rities are calculated using the identified cost basis. Interest income is re-corded on the basis of interest accrued. Premiums on interest-only securities and on collateralized mortgage obligations with nominal principal amounts are amortized, on an effective yield basis, over the expected lives of the re-spective securities.
   Certain mortgage security paydown gains and losses are taxable as ordinary income. Such paydown gains and losses increase or decrease taxable ordinary income available for distribution and are classified as interest income in the accompanying Statements of Operations. Original issue discounts ("OID") on debt securities are amortized to interest income over the life of the se-curity with a corresponding increase in the cost basis of that security. OID amortization on mortgage backed REMIC securities is initially recorded based on estimates of principal paydowns using the most recent OID factors avail-able from the issuer. Recorded amortization amounts are adjusted when actual OID factors are received. Market discounts and market premiums on debt secu-rities, other than mortgage backed REMIC securities, are amortized to inter-est income over the life of the security with a corresponding adjustment in the cost basis of that security for Core Fixed Income. Global Income amor-tizes only market discounts on debt securities other than REMIC mortgage backed securities.

                                    GOLDMAN SACHS TAXABLE INVESTMENT GRADE FUNDS


 C. FEDERAL TAXES -- It is each Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable and tax- exempt income and capital gains to its shareholders. Accordingly, no federal tax provisions are required.
   The characterization of distributions to shareholders for financial report-ing purposes is determined in accordance with income tax rules. Therefore, the source of a portfolio's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in-capital, de-pending on the type of book/tax differences that may exist as well as timing differences associated with having different book and tax year ends.
   Adjustable Rate Government and Short Duration Government, at their most re-cent tax year-ends of December 31, 1997, had approximately the following amounts of capital loss carryforward for U.S. federal tax purposes. These amounts are available to be carried forward to offset future capital gains to the extent permitted by applicable laws or regulations.

                                                                                 YEARS OF
 FUND                                       AMOUNT                              EXPIRATION
 -----------------------------------------------------------------------------------------
 Adjustable Rate Government               $47,859,000                            2000-2004
 -----------------------------------------------------------------------------------------
 Short Duration Government                $14,280,000                            2002-2005
 -----------------------------------------------------------------------------------------

 D. EXPENSES -- Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Funds based on the nature of the expense.
   Class A, Class B and Class C shareholders of the Funds bear all expenses and fees relating to their respective distribution and service plans. Share-holders of Service and Administration shares bear all expenses and fees paid to service organizations for their services with respect to such shares. Ef-fective October 1, 1998, each class of shares of the Funds now separately bear their respective class-specific transfer agency fees.

 E. DEFERRED ORGANIZATION EXPENSES -- Organization-related costs are being am-ortized on a straight-line basis over a period of five years. The amortiza-tion costs of Adjustable Rate Government, Short Duration Government, Government Income and Global Income are fully amortized.

 F. FOREIGN CURRENCY TRANSLATIONS -- The books and records of the Funds are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investment valua-tions, foreign currency and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates; (ii) purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency ex-change rates prevailing on the respective dates of such transactions.
   Net realized and unrealized gain (loss) on foreign currency transactions will represent: (i) foreign exchange gains and losses from the sale and hold-ings of foreign currencies and sale of investments; (ii) gains and losses be-tween trade date and settlement date on investment securities transactions and forward exchange contracts; and (iii) gains and losses from the differ-ence between amounts of interest recorded and the amounts actually received.

 G. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- Core Fixed Income and Global Income may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a fu-ture date as a hedge or cross-hedge against either specific transactions or portfolio positions. Core Fixed Income and Global Income may also purchase and sell forward contracts to seek to increase total return. All commitments are "marked-to-market" daily at

GOLDMAN SACHS TAXABLE INVESTMENT GRADE FUNDS

Notes to Financial Statements
October 31, 1998

 the applicable translation rates and any resulting unrealized gains or losses are recorded in the Funds' financial statements. The Funds record realized gains or losses at the time a forward contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

 H. FUTURES CONTRACTS -- The Funds may enter into futures transactions to hedge against changes in interest rates, securities prices, currency exchange rates (in the case of Core Fixed Income and Global Income) or to seek to in-crease total return.
   Upon entering into a futures contract, the Funds are required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirement of the associated futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Funds daily, dependent on the daily fluctuations in the value of the contracts, and are recorded for financial reporting purposes as unrealized gains or losses. When contracts are closed, the Funds realize a gain or loss which is reported in the Statements of Operations.
   The use of futures contracts involve, to varying degrees, elements of mar-ket and counterparty risk which may exceed the amounts recognized in the Statements of Assets and Liabilities. Changes in the value of the futures contract may not directly correlate with changes in the value of the under-lying securities. This risk may decrease the effectiveness of the Funds' hedging strategies and potentially result in a loss.

 I. OPTION ACCOUNTING PRINCIPLES -- When the Funds write call or put options, an amount equal to the premium received is recorded as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a written option expires on its stipulated expiration date or the Funds enter into a closing purchase transaction, the Funds realize a gain or loss without regard to any unrealized gain or loss on the underlying security, and the li-ability related to such option is extinguished. When a written call option is exercised, the Funds realize a gain or loss from the sale of the underlying security, and the proceeds of the sale are increased by the premium origi-nally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Funds purchase upon exercise. There is a risk of loss from a change in value of such options which may exceed the related premiums received.
   Upon the purchase of a call option or a protective put option by the Funds, the premium paid is recorded as an investment and subsequently marked-to-mar-ket to reflect the current market value of the option. If an option which the Funds have purchased expires on the stipulated expiration date, the Funds will realize a loss in the amount of the cost of the option. If the Funds en-ter into a closing sale transaction, the Funds will realize a gain or loss, depending on whether the sale proceeds for the closing sale transaction are greater or less than the cost of the option. If the Funds exercise a pur-chased put option, the Funds will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Funds exercise a purchased call option, the cost of the security which the Funds purchase upon exercise will be increased by the premium originally paid.

 J. MORTGAGE DOLLAR ROLLS -- The Funds may enter into mortgage "dollar rolls" in which the Funds sell securities in the current month for delivery and si-multaneously contract with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. For financial reporting and tax reporting purposes, the Funds treat mortgage dollar rolls as two separate transactions; one involving the pur-chase of a security and a separate transaction involving a sale.

                                    GOLDMAN SACHS TAXABLE INVESTMENT GRADE FUNDS


 3. AGREEMENTS

 Pursuant to the Investment Management Agreements (the "Agreements"), Goldman Sachs Funds Management, L.P. ("GSFM"), an affiliate of Goldman, Sachs & Co. ("Goldman Sachs"), serves as the investment adviser for Adjustable Rate Gov-ernment and Short Duration Government. Goldman Sachs Asset Management ("GSAM"), a separate operating division of Goldman Sachs, serves as the in-vestment adviser for Government Income and Core Fixed Income. Goldman Sachs Asset Management International ("GSAMI"), an affiliate of GSAM, serves as the investment adviser for Global Income. Under the Agreements, the respective adviser, subject to the general supervision of the Trust's Board of Trustees, manages the Funds' portfolios. As compensation for the services rendered pur-suant to the Agreements, the assumption of the expenses related thereto and administering the Funds' business affairs, including providing facilities, the adviser is entitled to a fee, computed daily and payable monthly at an annual rate equal to .40%, .50%, .65%, .40% and .90% of average daily net as-sets of Adjustable Rate Government, Short Duration Government, Government In-come, Core Fixed Income and Global Income, respectively.
   Each adviser has voluntarily agreed to limit "Other Expenses", with the ex-ception of Adjustable Rate Government, (excluding management fees, distribu-tion and service fees, taxes, interest, brokerage, litigation, Administrative and Service share fees, indemnification costs and other extraordinary ex-penses and with respect to Global Income, transfer agent fees) to the extent that such expenses exceeded .05%, .00%, .05% and .06% of the average daily net assets of Short Duration Government, Government Income, Core Fixed Income and Global Income, respectively. Effective September 1, 1998 for Global In-come and October 1, 1998 for Adjustable Rate Government, Short Duration Gov-ernment, Government Income and Core Fixed Income, these expense limitations were modified to .00%, .05%, .00%, .00% and .10% (excluding management fees, distribution and service fees, transfer agent fees, taxes, interest, broker-age, litigation, administration and service share fees, indemnification costs and extraordinary expenses), respectively.
   Goldman Sachs serves as Distributor of the shares of the Funds pursuant to a Distribution Agreement. Goldman Sachs may receive a portion of the Class A sales load and Class B and Class C contingent deferred sales charges and has advised the Funds that it retained approximately $28,000, $157,000, $212,000, $82,000 and $133,000 for the year ended October 31, 1998 for Adjustable Rate Government, Short Duration Government, Government Income, Core Fixed Income and Global Income, respectively.
   The Trust, on behalf of each Fund, had adopted Distribution Plans (the "Distribution Plans") pursuant to Rule 12b-1. Under the Distribution Plans, Goldman Sachs was entitled to a quarterly fee from each Fund for distribution services equal, on an annual basis, to .25%, .75% and .75% of the average daily net assets attributable to Class A, Class B and Class C shares, respec-tively.
   The Trust, on behalf of each Fund, had adopted Authorized Dealer Service Plans (the "Dealer Service Plans") pursuant to which Goldman Sachs and Autho-rized Dealers were compensated for providing personal and account maintenance services. Each Fund paid a fee under the Dealer Service Plan equal, on an an-nual basis, up to .25% of its average daily net assets attributable to Class A, Class B and Class C shares.
   Effective September 1, 1998 for Global Income and October 1, 1998 for Ad-justable Rate Government, Short Duration Government, Government Income and Core Fixed Income, the Distribution Plans and Dealer Service Plans were com-bined into Distribution and Service plans. Under the Distribution and Service Plans, Goldman Sachs and/or Authorized Dealers are entitled to a monthly fee from each fund for distribution services and shareholder maintenance equal, on an annual basis, to .50%, 1.00% and 1.00% for Global Income and .25%, 1.00% and 1.00% of each of the other funds' average daily net assets attrib-utable to Class A, Class B and Class C shares, respectively.
   Goldman Sachs also serves as Transfer Agent of the Funds for a fee. Effec-tive September 1, 1998 for Global Income and October 1, 1998 for Adjustable Rate Government, Short Duration Government, Government Income and Core Fixed Income, the fees charged for such transfer agency services are calculated daily and payable monthly at an annual rate as

GOLDMAN SACHS TAXABLE INVESTMENT GRADE FUNDS

Notes to Financial Statements
October 31, 1998

 follows: .19% of average daily net assets for Class A, Class B and Class C shares and .04% of average daily net assets for Institutional, Service and Administration Shares.
   The Trust, on behalf of the Funds, has adopted Service Plans. In addition, the Trust, on behalf of Adjustable Rate Government, Short Duration Government and Core Fixed Income, has adopted Administration Plans. These plans allow for Service shares and Administration shares, respectively, to compensate service organizations for providing varying levels of account administration and shareholder liaison services to their customers who are beneficial owners of such shares. The Service and Administration Plans provide for compensation to the service organizations in an amount up to .50% and .25% (on an annualized basis), respectively, of the average daily net asset value of the respective shares.
   For the year ended October 31, 1998, the advisors and distributor have vol-untarily agreed to waive certain fees and reimburse other expenses as follows (in thousands):

                                  WAIVERS
                    ------------------------------------
                                 CLASS A      CLASS B
                               DISTRIBUTION DISTRIBUTION               REIMBURSEMENT
 FUND               MANAGEMENT AND SERVICE  AND SERVICE  REIMBURSEMENT  OUTSTANDING
 -----------------------------------------------------------------------------------
 Adjustable
Rate Govern-
ment                      $ --         $103          $--          $ 22          $ 22
 -----------------------------------------------------------------------------------
 Short Dura-
tion Govern-
ment                        42           50            4           460            99
 -----------------------------------------------------------------------------------
 Government
Income                     152          219           --           473            78
 -----------------------------------------------------------------------------------
 Core Fixed
Income                      --           70           --           486           141
 -----------------------------------------------------------------------------------
 Global In-
come                       861           58           --           326           148
 -----------------------------------------------------------------------------------

   At October 31, 1998, the amounts owed to affiliates were as follows (in thousands):

                                              DISTRIBUTION     TRANSFER
 FUND                          MANAGEMENT     AND SERVICE       AGENT       TOTAL
 --------------------------------------------------------------------------------
 Adjustable Rate Government          $177              $12          $28      $217
 --------------------------------------------------------------------------------
 Short Duration Government             95               20           27       142
 --------------------------------------------------------------------------------
 Government Income                     64               45           34       143
 --------------------------------------------------------------------------------
 Core Fixed Income                     95               22           28       145
 --------------------------------------------------------------------------------
 Global Income                        216               98           57       371
 --------------------------------------------------------------------------------

                                    GOLDMAN SACHS TAXABLE INVESTMENT GRADE FUNDS


 4. PORTFOLIO SECURITY TRANSACTIONS

 Purchases and proceeds of sales or maturities of long-term securities for the year ended October 31, 1998, were as follows:

                                                    SALES OR     SALES OR MATURITIES
              PURCHASES OF        PURCHASES       MATURITIES OF      (EXCLUDING
             U.S. GOVERNMENT     (EXCLUDING      U.S. GOVERNMENT U.S. GOVERNMENT AND
               AND AGENCY    U.S. GOVERNMENT AND   AND AGENCY          AGENCY
               OBLIGATIONS   AGENCY OBLIGATIONS)   OBLIGATIONS      OBLIGATIONS)
 -----------------------------------------------------------------------------------
 Adjustable
Rate Gov-
ernment         $175,786,143        $         --    $154,710,424        $         --
 -----------------------------------------------------------------------------------
 Short Du-
ration Gov-
ernment          305,220,351                  --     188,067,941                  --
 -----------------------------------------------------------------------------------
 Government
Income           380,017,030          23,234,953     343,576,248           5,799,796
 -----------------------------------------------------------------------------------
 Core Fixed
Income           521,496,377         156,943,148     428,086,652          67,496,063
 -----------------------------------------------------------------------------------
 Global In-
come             200,935,755         567,499,157     134,428,516         490,054,826
 -----------------------------------------------------------------------------------

   At October 31, 1998, Global Income had outstanding forward foreign currency exchange contracts, both to purchase and sell foreign currencies as follows:

  FOREIGN CURRENCY                     VALUE ON                   UNREALIZED
  PURCHASE CONTRACTS                SETTLEMENT DATE CURRENT VALUE GAIN (LOSS)
 -----------------------------------------------------------------------------
  Australian Dollar
   expiring 11/20/98                   $    200,114  $    202,016 $     1,902
  Deutsche Mark
   expiring 11/10/98                        159,316       173,595      14,279
   expiring 1/29/99                       5,731,566     5,700,981     (30,585)
 -----------------------------------------------------------------------------
  TOTAL FOREIGN CURRENCY PURCHASE
  CONTRACTS                            $  6,090,996  $  6,076,592 $   (14,404)
 -----------------------------------------------------------------------------
 -----------------------------------------------------------------------------
  FOREIGN CURRENCY                     VALUE ON                   UNREALIZED
  SALE CONTRACTS                    SETTLEMENT DATE CURRENT VALUE GAIN (LOSS)
 -----------------------------------------------------------------------------
  British Pound
   expiring 1/29/99                    $ 52,117,193  $ 51,337,748 $   779,445
   expiring 1/29/99                      12,806,986    12,824,173     (17,187)
  Canadian Dollar
   expiring 11/20/98                      8,514,767     8,444,199      70,568
  Danish Kroner
   expiring 1/13/99                      28,023,165    27,793,076     230,089
  Deutsche Mark
   expiring 12/4/98                       4,097,113     4,196,298     (99,185)
   expiring 1/22/99                       2,542,895     2,521,022      21,873
   expiring 1/25/99                       4,703,312     4,714,684     (11,372)
   expiring 1/25/99                       5,694,778     5,682,105      12,673
  French Franc
   expiring 1/14/99                       6,595,663     6,512,727      82,936
  Italian Lira
   expiring 11/13/98                     24,352,416    26,131,764  (1,779,348)
  Japanese Yen
   expiring 12/4/98                         686,226       790,350    (104,124)
   expiring 2/10/99                      25,373,876    25,644,571    (270,695)
  Spanish Peseta
   expiring 12/10/98                      9,333,401     9,743,034    (409,633)
  Swedish Krona
   expiring 1/22/99                       1,743,193     1,743,792        (599)
  Swiss Franc
   expiring 11/17/98                      8,486,072     9,362,582    (876,510)
   expiring 11/17/98                        151,092       150,086       1,006
 -----------------------------------------------------------------------------
  TOTAL FOREIGN CURRENCY SALE CON-
  TRACTS                               $195,222,148  $197,592,211 $(2,370,063)
 -----------------------------------------------------------------------------

GOLDMAN SACHS TAXABLE INVESTMENT GRADE FUNDS

Notes to Financial Statements
October 31, 1998

   The contractual amounts of forward foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk. The mea-surement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. At October 31, 1998, Global Income had sufficient cash and/or securities to cover any com-mitments under these contracts.
   Global Income has recorded a "Receivable for forward foreign currency ex-change contracts" and "Payable for forward foreign currency exchange con-tracts" resulting from open and closed but not settled forward foreign currency exchange contracts of $1,802,980 and $4,943,283, respectively, in the accompanying Statement of Assets and Liabilities. Included in the Global Income "Receivable and Payable for forward foreign currency exchange con-tracts" are $588,209 and $1,344,045, respectively, related to forward con-tracts closed but not settled as of October 31, 1998.
   For the year ended October 31, 1998, Adjustable Rate Government, Short Du-ration Government, Government Income, Core Fixed Income and Global Income in-curred commission expenses of approximately $54,000, $26,000, $8,000, $9,000 and $8,000, respectively, in connection with futures contracts entered into with Goldman Sachs. At October 31, 1998, Goldman Sachs was owed approximately $157,000, $131,000, $130,000 and $128,000 from Adjustable Rate Government,
 Short Duration Government, Government Income and Core Fixed Income, respec-tively, related to variation margin on futures contracts. Goldman Sachs owed approximately $30,000 to Global Income related to variation margin on futures contracts.

 5. REPURCHASE AGREEMENTS

 During the term of a repurchase agreement, the value of the underlying secu-rities, including accrued interest, is required to equal or exceed the value of the repurchase agreement. The underlying securities for all repurchase agreements are held in safekeeping at the Funds' custodian.

 6. JOINT REPURCHASE AGREEMENT ACCOUNT

 The Funds, together with other registered investment companies having manage-ment agreements with GSFM, GSAMI and GSAM or their affiliates, transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements.
   At October 31, 1998, Adjustable Rate Government, Short Duration Government, Government Income and Core Fixed Income had undivided interests in the repur-chase agreements in the following joint account which equaled $43,700,000, $6,400,000, $14,600,000 and $22,300,000, respectively, in principal amount.
 At October 31, 1998, the following repurchase agreements held in this joint account were fully collateralized by U.S. Treasury and agency obligations.

                                         PRINCIPAL   INTEREST   MATURITY    AMORTIZED
 REPURCHASE AGREEMENTS                     AMOUNT      RATE       DATE         COST
 ---------------------------------------------------------------------------------------
 CS FIRST BOSTON CORP.                  $ 25,000,000     5.50% 11/02/1998 $   25,000,000
 ---------------------------------------------------------------------------------------
 NATIONSBANC MONTGOMERY SECURITIES LLC   800,000,000     5.65  11/02/1998    800,000,000
 ---------------------------------------------------------------------------------------
 CHASE MANHATTAN BANK                    600,000,000     5.60  11/02/1998    600,000,000
 ---------------------------------------------------------------------------------------
 TOTAL JOINT REPURCHASE AGREEMENT ACCOUNT                                 $1,425,000,000
 ---------------------------------------------------------------------------------------

                                    GOLDMAN SACHS TAXABLE INVESTMENT GRADE FUNDS


 7. LINE OF CREDIT FACILITY

 The Funds participate in a $250,000,000 uncommitted, unsecured revolving line of credit facility. In addition, Global Income participates in a $50,000,000 committed, unsecured revolving line of credit facility. Both facilities are to be used solely for temporary or emergency purposes. Under the most re-strictive arrangement, each Fund must own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on the borrowings is based on the federal funds rate. The committed facility also requires a fee to be paid by the Fund based on the amount of the commitment which has not been utilized. During the year ended October 31, 1998, the Funds did not have any borrowings under these facilities.

 8. OTHER MATTERS

 As of October 31, 1998, the Goldman, Sachs & Co. Profit Sharing Master Trust was the beneficial owner of approximately 20% and 15% of the outstanding shares of Short Duration Government and Global Income, respectively. In addi-tion, the Goldman Sachs Balanced Strategy Portfolio was the beneficial owner of approximately 14%, 3% and 1% of the outstanding shares of Short Duration Government, Global Income and High Yield, respectively. The Goldman Sachs Growth and Income Strategy Portfolio was the beneficial owner of approxi-mately 19%, 15% and 5% of the outstanding shares of Core Fixed Income, Global Income and High Yield, respectively. The Goldman Sachs Growth Strategy Port-folio was the beneficial owner of approximately 6%, 4% and 2% of Core Fixed Income, Global Income and High Yield, respectively.

 9. CERTAIN RECLASSIFICATIONS

 In accordance with Statement of Position 93-2, Adjustable Rate Government has reclassified $938,738 and $1,410,151 from paid-in capital to accumulated dis-tributions in excess of net investment income and accumulated net realized loss, respectively. Short Duration Government has reclassified $33,684 and $8,196 to paid-in capital and accumulated undistributed net investment in-come, respectively, from accumulated net realized loss. Government Income has reclassified $1,659 from paid-in capital to accumulated distributions in ex-cess of net investment income and an additional $164,196 and $15,707 from ac-cumulated net realized gain to accumulated distributions in excess of net investment income and paid-in capital, respectively. Core Fixed Income has reclassified $24,095 and $444,061 from paid-in capital and accumulated net realized gain, respectively, to accumulated distributions in excess of net investment income. In addition, Core Fixed Income has reclassified $2,294 and $19,060 from accumulated distributions in excess of net investment income to paid-in capital and accumulated net realized gain, respectively. Global In-come has reclassified $6,564,667 from accumulated undistributed net invest-ment income to accumulated net realized gain and an additional $30,213 and $726,330 from paid-in capital to accumulated undistributed net investment in-come and accumulated net realized gain, respectively.

 These reclassifications have no impact on the net asset value of the Funds and are designed to present the Fund's capital accounts on a tax basis.

GOLDMAN SACHS TAXABLE INVESTMENT GRADE FUNDS

Notes to Financial Statements
October 31, 1998

 10. SUMMARY OF SHARE TRANSACTIONS

 Share activity for the year ended October 31, 1998 is as follows:

                              ADJUSTABLE RATE
                                GOVERNMENT           SHORT DURATION GOVERNMENT
                          ------------------------------------------------------
                              SHARES        DOLLARS       SHARES        DOLLARS
 -------------------------------------------------------------------------------
 CLASS A SHARES
 Shares sold              19,932,653  $ 194,697,319   16,985,961  $ 167,624,322
 Reinvestments of divi-
dends and distributions      604,097      5,945,679      120,111      1,185,808
 Shares repurchased      (18,654,663)  (182,295,231) (12,340,018)  (121,740,352)
                          ------------------------------------------------------
                           1,882,087     18,347,767    4,766,054     47,069,778
 -------------------------------------------------------------------------------
 CLASS B SHARES
 Shares sold                      --             --      603,049      5,943,625
 Reinvestments of divi-
dends and distributions           --             --        7,568         74,540
 Shares repurchased               --             --     (177,997)    (1,755,511)
                          ------------------------------------------------------
                                  --             --      432,620      4,262,654
 -------------------------------------------------------------------------------
 CLASS C SHARES
 Shares sold                      --             --    2,838,549     27,966,526
 Reinvestments of divi-
dends and distributions           --             --        4,686         46,150
 Shares repurchased               --             --   (2,404,324)   (23,689,726)
                          ------------------------------------------------------
                                  --             --      438,911      4,322,950
 -------------------------------------------------------------------------------
 INSTITUTIONAL SHARES
 Shares sold              28,576,509    280,382,576    8,996,219     88,597,711
 Reinvestments of divi-
dends and distributions    1,450,779     14,219,494      476,030      4,685,919
 Shares repurchased      (31,436,222)  (308,484,524)  (5,282,160)   (51,951,739)
                          ------------------------------------------------------
                          (1,408,934)   (13,882,454)   4,190,089     41,331,891
 -------------------------------------------------------------------------------
 ADMINISTRATION SHARES
 Shares sold                 526,967      5,168,122      643,992      6,337,403
 Reinvestments of divi-
dends and distributions       16,347        159,947       21,813        215,247
 Shares repurchased         (207,333)    (2,030,808)     (30,888)      (304,789)
                          ------------------------------------------------------
                             335,981      3,297,261      634,917      6,247,861
 -------------------------------------------------------------------------------
 SERVICE SHARES
 Shares sold                  59,251        580,933      478,854      4,707,065
 Reinvestments of divi-
dends and distributions        2,671         26,153       26,999        265,734
 Shares repurchased          (12,170)      (119,234)    (213,862)    (2,100,422)
                          ------------------------------------------------------
                              49,752        487,852      291,991      2,872,377
 -------------------------------------------------------------------------------
 NET INCREASE                858,886  $   8,250,426   10,754,582  $ 106,107,511
 -------------------------------------------------------------------------------

                                    GOLDMAN SACHS TAXABLE INVESTMENT GRADE FUNDS



       GOVERNMENT INCOME          CORE FIXED INCOME           GLOBAL INCOME
 ---------------------------------------------------------------------------------
        SHARES        DOLLARS      SHARES       DOLLARS      SHARES       DOLLARS
 ---------------------------------------------------------------------------------
   10,117,601   $ 148,936,815   8,313,076  $ 84,205,066   6,208,388  $ 94,795,767
      317,568       4,667,254     192,581     1,951,173     644,423     9,725,285
   (8,375,782)   (123,588,302) (3,945,813)  (40,108,401) (4,034,417)  (61,329,954)
 ---------------------------------------------------------------------------------
    2,059,387      30,015,767   4,559,844    46,047,838   2,818,394    43,191,098
 ---------------------------------------------------------------------------------
      988,916      14,582,947     762,323     7,750,260     358,077     5,463,974
       36,689         539,851      10,510       106,863      16,608       250,647
     (495,310)     (7,326,615)   (133,282)   (1,356,868)    (83,968)   (1,277,096)
 ---------------------------------------------------------------------------------
      530,295       7,796,183     639,551     6,500,255     290,717     4,437,525
 ---------------------------------------------------------------------------------
      695,338      10,239,137     641,726     6,499,362     284,497     4,320,887
       12,307         181,980      10,040       102,303       6,328        95,885
     (143,057)     (2,112,718)   (135,503)   (1,377,439)    (61,616)     (932,193)
 ---------------------------------------------------------------------------------
      564,588       8,308,399     516,263     5,224,226     229,209     3,484,579
 ---------------------------------------------------------------------------------
       43,336         637,656  16,206,866   163,978,142   9,752,852   148,646,615
        9,140         134,281     558,960     5,664,936     252,867     3,816,828
       (4,930)        (72,125) (5,578,137)  (56,603,166) (2,632,348)  (40,270,900)
 ---------------------------------------------------------------------------------
       47,546         699,812  11,187,689   113,039,912   7,373,371   112,192,543
 ---------------------------------------------------------------------------------
           --              --     779,791     7,866,673          --            --
           --              --      49,361       499,933          --            --
           --              --    (201,424)   (2,053,871)         --            --
 ---------------------------------------------------------------------------------
           --              --     627,728     6,312,735          --            --
 ---------------------------------------------------------------------------------
           --              --     375,085     3,807,318      62,146       946,767
            7             104      19,089       193,910       1,707        26,082
           --              --     (67,401)     (688,807)     (6,198)      (94,978)
 ---------------------------------------------------------------------------------
            7             104     326,773     3,312,421      57,655       877,871
 ---------------------------------------------------------------------------------
    3,201,823   $  46,820,265  17,857,848  $180,437,387  10,769,346  $164,183,616
 ---------------------------------------------------------------------------------

GOLDMAN SACHS TAXABLE INVESTMENT GRADE FUNDS

Notes to Financial Statements
October 31, 1998

 10. SUMMARY OF SHARE TRANSACTIONS

 Share activity for the year ended October 31, 1997 is as follows:

                               ADJUSTABLE RATE            SHORT DURATION
                                 GOVERNMENT                 GOVERNMENT
                         ------------------------------------------------------
                               SHARES        DOLLARS      SHARES       DOLLARS
 ------------------------------------------------------------------------------
 CLASS A SHARES
 Shares sold                7,590,281  $  74,855,744   1,141,319  $ 11,256,436
 Reinvestments of divi-
dends and distributions       194,263      1,918,232       8,343        82,332
 Shares repurchased        (4,485,105)   (44,283,044)   (189,444)   (1,867,761)
                         ------------------------------------------------------
                            3,299,439     32,490,932     960,218     9,471,007
 ------------------------------------------------------------------------------
 CLASS B SHARES
 Shares sold                       --             --      95,322       934,856
 Reinvestments of divi-
dends and distributions            --             --         449         4,421
 Shares repurchased                --             --     (20,030)     (196,887)
                         ------------------------------------------------------
                                   --             --      75,741       742,390
 ------------------------------------------------------------------------------
 CLASS C SHARES
 Shares sold                       --             --      21,033       207,264
 Reinvestments of divi-
dends and distributions            --             --          63           625
 Shares repurchased                --             --      (1,778)      (17,517)
                         ------------------------------------------------------
                                   --             --      19,318       190,372
 ------------------------------------------------------------------------------
 INSTITUTIONAL SHARES
 Shares sold               32,562,840    321,007,102   4,524,108    44,408,312
 Reinvestments of divi-
dends and distributions     1,830,181     18,045,430     440,142     4,313,493
 Shares repurchased       (49,889,214)  (491,883,845) (4,617,947)  (45,299,315)
                         ------------------------------------------------------
                          (15,496,193)  (152,831,313)    346,303     3,422,490
 ------------------------------------------------------------------------------
 ADMINISTRATION SHARES
 Shares sold                  209,261      2,063,528     325,429     3,199,356
 Reinvestment of divi-
dends and distributions        10,639        104,909       6,605        64,920
 Shares repurchased          (322,994)    (3,190,328)   (250,361)   (2,471,239)
                         ------------------------------------------------------
                             (103,094)    (1,021,891)     81,673       793,037
 ------------------------------------------------------------------------------
 SERVICE SHARES
 Shares sold                   48,034        474,470     191,963     1,881,964
 Reinvestment of divi-
dends and distributions           199          1,965      14,820       145,231
 Shares repurchased           (13,213)      (130,485)    (53,841)     (527,404)
                         ------------------------------------------------------
                               35,020        345,950     152,942     1,499,791
 ------------------------------------------------------------------------------
 NET INCREASE (DECREASE)  (12,264,828) $(121,016,322)  1,636,195  $ 16,119,087
 ------------------------------------------------------------------------------

                                    GOLDMAN SACHS TAXABLE INVESTMENT GRADE FUNDS


      GOVERNMENT INCOME          CORE FIXED INCOME           GLOBAL INCOME
 --------------------------------------------------------------------------------
        SHARES       DOLLARS      SHARES       DOLLARS      SHARES       DOLLARS
 --------------------------------------------------------------------------------
    4,037,141   $ 57,488,835   1,104,533  $ 11,020,182   3,015,583  $ 44,585,997
      171,093      2,446,417      10,252       102,270     467,859     6,894,169
   (1,621,717)   (23,201,046)   (186,897)   (1,876,109) (6,086,858)  (89,969,794)
 --------------------------------------------------------------------------------
    2,586,517     36,734,206     927,888     9,246,343  (2,603,416)  (38,489,628)
 --------------------------------------------------------------------------------
      616,145      8,785,642      71,697       712,089     234,541     3,469,609
       11,108        159,730         635         6,353       3,715        55,069
      (93,217)    (1,338,822)    (10,829)     (107,884)    (25,960)     (383,982)
 --------------------------------------------------------------------------------
      534,036      7,606,550      61,503       610,558     212,296     3,140,696
 --------------------------------------------------------------------------------
       94,585      1,365,823      28,196       281,946      39,328       589,195
          379          5,517           8            78         183         2,750
      (13,076)      (188,940)     (1,200)      (12,024)     (6,597)      (98,680)
 --------------------------------------------------------------------------------
       81,888      1,182,400      27,004       270,000      32,914       493,265
 --------------------------------------------------------------------------------
      129,579      1,871,267   1,146,499    11,325,306     520,054     7,743,275
          193          2,806     450,657     4,441,709     148,072     2,180,251
           --             --  (1,051,390)  (10,391,058)   (365,110)   (5,385,751)
 --------------------------------------------------------------------------------
      129,772      1,874,073     545,766     5,375,957     303,016     4,537,775
 --------------------------------------------------------------------------------
           --             --   1,366,455    13,474,489          --            --
           --             --      19,189       189,462          --            --
           --             --    (844,042)   (8,441,000)         --            --
 --------------------------------------------------------------------------------
           --             --     541,602     5,222,951          --            --
 --------------------------------------------------------------------------------
          104          1,506     204,087     2,016,094      27,005       399,488
            1             19       7,480        73,981         390         5,784
           --             --     (65,183)     (648,610)    (17,410)     (262,579)
 --------------------------------------------------------------------------------
          105          1,525     146,384     1,441,465       9,985       142,693
 --------------------------------------------------------------------------------
    3,332,318   $ 47,398,754   2,250,147  $ 22,167,274  (2,045,205) $(30,175,199)
 --------------------------------------------------------------------------------

GOLDMAN SACHS ADJUSTABLE RATE GOVERNMENT FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

                                    INCOME (LOSS) FROM
                                 INVESTMENT OPERATIONS(A)      DISTRIBUTIONS TO SHAREHOLDERS
                                 -------------------------- ------------------------------------
                                              NET REALIZED
                                             AND UNREALIZED                          FROM NET       NET
                                              GAIN (LOSS)                         REALIZED GAIN   INCREASE
                       NET ASSET             ON INVESTMENT,            IN EXCESS  ON INVESTMENT, (DECREASE)
                       VALUE AT     NET        OPTION AND    FROM NET    OF NET       OPTION       IN NET
                       BEGINNING INVESTMENT     FUTURES     INVESTMENT INVESTMENT  AND FUTURES     ASSET
                       OF PERIOD   INCOME     TRANSACTIONS    INCOME     INCOME    TRANSACTIONS    VALUE
 FOR THE YEARS ENDED OCTOBER 31,
 1998 - Class A Shares  $ 9.88     $0.53         $(0.17)      $(0.53)    $(0.02)       $--         $(0.19)
 1998 - Institutional
 Shares                   9.88      0.55          (0.16)       (0.55)     (0.02)        --          (0.18)
 1998 - Administration
 Shares                   9.88      0.53          (0.16)       (0.53)     (0.02)        --          (0.18)
 1998 - Service Shares    9.88      0.51          (0.16)       (0.51)     (0.02)        --          (0.18)
 ----------------------------------------------------------------------------------------------------------
 1997 - Class A Shares    9.83      0.57(f)        0.05(f)     (0.57)        --         --           0.05
 1997 - Institutional
 Shares                   9.83      0.59(f)        0.05(f)     (0.59)        --         --           0.05
 1997 - Administration
 Shares                   9.83      0.57(f)        0.05(f)     (0.57)        --         --           0.05
 1997 - Service Shares
 (commenced March 27)     9.84      0.33(f)        0.04(f)     (0.33)        --         --           0.04
 ----------------------------------------------------------------------------------------------------------
 1996 - Class A Shares    9.77      0.55(f)        0.08(f)     (0.55)     (0.02)        --           0.06
 1996 - Institutional
 Shares                   9.77      0.57(f)        0.08(f)     (0.57)     (0.02)        --           0.06
 1996 - Administration
 Shares                   9.77      0.55(f)        0.08(f)     (0.55)     (0.02)        --           0.06
 ----------------------------------------------------------------------------------------------------------
 1995 - Class A Shares
 (commenced May 15)       9.79      0.27(f)       (0.01)(f)    (0.27)     (0.01)        --          (0.02)
 1995 - Institutional
 Shares                   9.74      0.56(f)        0.07(f)     (0.57)     (0.03)        --           0.03
 1995 - Administration
 Shares                   9.74      0.54(f)        0.07(f)     (0.55)     (0.03)        --           0.03
 ----------------------------------------------------------------------------------------------------------
 1994 - Institutional
 Shares                  10.00      0.43(f)       (0.24)(f)    (0.45)        --         --          (0.26)
 1994 - Administration
 Shares                  10.00      0.42(f)       (0.26)(f)    (0.42)        --         --          (0.26)
 ----------------------------------------------------------------------------------------------------------

 (a) Includes the balancing effect of calculating per share amounts.
 (b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of period and no sales charge. Total return would be reduced if a sales charge for Class A shares were taken into account.
 (c) Annualized.
 (d) Not annualized.
 (e) Includes the effect of mortgage dollar roll transactions.
 (f) Calculated based on the average shares outstanding methodology.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                   GOLDMAN SACHS ADJUSTABLE RATE GOVERNMENT FUND

                                                                      RATIOS ASSUMING
                                                                    NO VOLUNTARY WAIVER
                                                                        OF FEES OR
                                                                    EXPENSE LIMITATIONS
                                                                   ---------------------
                                      NET                RATIO OF              RATIO OF
                                    ASSETS    RATIO OF     NET                   NET
  NET ASSET                         AT END      NET     INVESTMENT  RATIO OF  INVESTMENT
    VALUE,               PORTFOLIO    OF      EXPENSES    INCOME    EXPENSES    INCOME
    END OF      TOTAL    TURNOVER   PERIOD   TO AVERAGE TO AVERAGE TO AVERAGE TO AVERAGE
    PERIOD    RETURN(B)   RATE(E)  (IN 000S) NET ASSETS NET ASSETS NET ASSETS NET ASSETS
    $9.69       3.71%      33.64%  $ 60,782     0.80%      5.40%      1.02%      5.18%
     9.70       4.09       33.64    441,228     0.53       5.63       0.53       5.63
     9.70       3.83       33.64      5,999     0.78       5.33       0.78       5.33
     9.70       3.57       33.64        822     1.03       5.09       1.03       5.09
 ---------------------------------------------------------------------------------------
     9.88       6.43       46.58     43,393     0.74       5.60       1.02       5.32
     9.88       6.70       46.58    463,511     0.49       5.99       0.52       5.96
     9.88       6.43       46.58      2,793     0.74       5.73       0.77       5.70
     9.88       3.81(d)    46.58        346     1.05(c)    5.64(c)    1.08(c)    5.61(c)
 ---------------------------------------------------------------------------------------
     9.83       6.60       52.36     10,728     0.70       5.59       1.01       5.28
     9.83       6.86       52.36    613,149     0.45       5.85       0.51       5.79
     9.83       6.60       52.36      3,792     0.70       5.59       0.76       5.53
 ---------------------------------------------------------------------------------------
     9.77       2.74(d)    24.12     15,203     0.69(c)    5.87(c)    1.01(c)    5.55(c)
     9.77       6.75       24.12    657,358     0.46       5.77       0.53       5.70
     9.77       6.48       24.12      3,572     0.71       5.50       0.78       5.43
 ---------------------------------------------------------------------------------------
     9.74       1.88       37.81    942,523     0.46       4.38       0.49       4.35
     9.74       1.63       37.81      6,960     0.71       4.27       0.74       4.24
 ---------------------------------------------------------------------------------------

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       INCOME (LOSS) FROM
                                    INVESTMENT OPERATIONS(A)        DISTRIBUTIONS TO SHAREHOLDERS
                                 ------------------------------- ------------------------------------
                                                NET REALIZED                              FROM NET
                                               AND UNREALIZED                          REALIZED GAIN      NET
                       NET ASSET               GAIN (LOSS) ON               IN EXCESS  ON INVESTMENT,  INCREASE
                       VALUE AT     NET      INVESTMENT,  OPTION  FROM NET    OF NET       OPTION     (DECREASE)
                       BEGINNING INVESTMENT      AND FUTURES     INVESTMENT INVESTMENT  AND FUTURES     IN NET
                       OF PERIOD   INCOME       TRANSACTIONS       INCOME     INCOME    TRANSACTIONS  ASSET VALUE
 FOR THE YEARS ENDED OCTOBER 31,
 1998 - Class A Shares  $ 9.88     $0.57           $ 0.04          $(0.58)     $--         $   --       $ 0.03
 1998 - Class B Shares    9.86      0.51             0.03           (0.52)      --             --         0.02
 1998 - Class C Shares    9.86      0.49             0.03           (0.50)      --             --         0.02
 1998 - Institutional
 Shares                   9.86      0.58             0.06           (0.60)      --             --         0.04
 1998 - Administration
 Shares                   9.89      0.55             0.05           (0.58)      --             --         0.02
 1998 - Service Shares    9.86      0.55             0.04           (0.56)      --             --         0.03
 ----------------------------------------------------------------------------------------------------------------
 1997 - Class A Shares
 (commenced May 1)        9.78      0.31(f)          0.09 (f)       (0.30)      --             --         0.10
 1997 - Class B Shares
 (commenced May 1)        9.75      0.28(f)          0.10 (f)       (0.27)      --             --         0.11
 1997 - Class C Shares
 (commenced May 15)       9.83      0.12(f)          0.02 (f)       (0.11)      --             --         0.03
 1997 - Institutional
 Shares                   9.83      0.64(f)          0.03 (f)       (0.64)      --             --         0.03
 1997 - Administration
 Shares                   9.85      0.62(f)          0.04 (f)       (0.62)      --             --         0.04
 1997 - Service Shares    9.82      0.59(f)          0.04 (f)       (0.59)      --             --         0.04
 ----------------------------------------------------------------------------------------------------------------
 1996 - Institutional
 Shares                   9.82      0.63(f)          0.01 (f)       (0.63)      --             --         0.01
 1996 - Administration
 Shares(g)                9.86      0.38(f)            -- (f)       (0.39)      --             --        (0.01)
 1996 - Service Shares
 (Commenced April 10)     9.72      0.31(f)          0.10 (f)       (0.31)      --             --         0.10
 ----------------------------------------------------------------------------------------------------------------
 1995 - Institutional
 Shares                   9.64      0.66(f)          0.17 (f)       (0.65)      --             --         0.18
 1995 - Administration
 Shares(g)                9.64      0.24(f)         (0.04)(f)       (0.21)      --             --        (0.01)
 ----------------------------------------------------------------------------------------------------------------
 1994 - Institutional
 Shares                  10.14      0.56(f)         (0.46)(f)       (0.56)      --          (0.04)       (0.50)
 1994 - Administration
 Shares                  10.14      0.53(f)         (0.45)(f)       (0.54)      --          (0.04)       (0.50)
 ----------------------------------------------------------------------------------------------------------------

 (a) Includes the balancing effect of calculating per share amounts.
 (b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales charge. Total return would be reduced if a sales or redemption charge were taken into account.
 (c) Annualized.
 (d) Not annualized.
 (e) Includes the effect of mortgage dollar roll transactions.
 (f) Calculated based on the average shares outstanding methodology.
 (g) Short Duration Government Fund Administration shares commenced activity on April 15, 1993, were redeemed in full on February 23, 1995 and re-commenced on February 28, 1996 at $9.86.

                                    GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

                                                                          RATIOS ASSUMING NO
                                                                          VOLUNTARY WAIVER OF
                                                                                 FEES
                                                                        OR EXPENSE LIMITATIONS
                                                                        -----------------------

                                                           RATIO OF NET            RATIO OF NET
  NET ASSET                        NET ASSETS RATIO OF NET  INVESTMENT   RATIO OF   INVESTMENT
   VALUE,                PORTFOLIO AT END OF    EXPENSES      INCOME     EXPENSES     INCOME
   END OF       TOTAL    TURNOVER    PERIOD    TO AVERAGE   TO AVERAGE  TO AVERAGE  TO AVERAGE
   PERIOD     RETURN(B)   RATE(E)  (IN 000S)   NET ASSETS   NET ASSETS  NET ASSETS  NET ASSETS
    $9.91       6.36%     119.89%   $ 56,725      0.81%        5.68%       1.32%       5.17%
     9.88       5.62      119.89       5,025      1.41         5.12        1.87        4.66
     9.88       5.46      119.89       4,527      1.56         4.64        1.87        4.33
     9.90       6.75      119.89     145,514      0.53         6.06        0.84        5.75
     9.91       6.27      119.89       7,357      0.78         5.76        1.09        5.45
     9.89       6.12      119.89       6,232      1.03         5.56        1.34        5.25
 ----------------------------------------------------------------------------------------------
     9.88       4.14(d)   102.58       9,491      0.70(c)      6.05(c)     1.32(c)     5.43(c)
     9.86       3.94(d)   102.58         747      1.30(c)      5.52(c)     1.82(c)     5.00(c)
     9.86       1.44(d)   102.58         190      1.45(c)      5.52(c)     1.82(c)     5.15(c)
     9.86       7.07      102.58     103,729      0.45         6.43        0.82        6.06
     9.89       6.91      102.58       1,060      0.70         6.19        1.07        5.82
     9.86       6.63      102.58       3,337      0.95         5.92        1.32        5.55
 ----------------------------------------------------------------------------------------------
     9.83       6.75      115.45      99,944      0.45         6.44        0.71        6.18
     9.85       4.00(d)   115.45         252      0.70(c)      5.97(c)     0.96(c)     5.71(c)
     9.82       4.35(d)   115.45       1,822      0.95(c)      6.05(c)     1.21(c)     5.79(c)
 ----------------------------------------------------------------------------------------------
     9.82       8.97      292.56     103,760      0.45         6.87        0.72        6.60
     9.63       2.10(d)   292.56          --      0.70(c)      7.91(c)     0.90(c)     7.71(c)
 ----------------------------------------------------------------------------------------------
     9.64       0.99      289.79     193,095      0.45         5.69        0.59        5.55
     9.64       0.73      289.79         730      0.70         5.38        0.84        5.24
 ----------------------------------------------------------------------------------------------

GOLDMAN SACHS GOVERNMENT INCOME FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

                                    INCOME (LOSS) FROM
                                 INVESTMENT OPERATIONS(A)           DISTRIBUTIONS TO SHAREHOLDERS
                                 ------------------------- ----------------------------------------------- -------
                                             NET REALIZED                            FROM     IN EXCESS OF
                                            AND UNREALIZED                       NET REALIZED NET REALIZED
                                            GAIN (LOSS) ON                         GAIN ON      GAIN ON
                       NET ASSET             INVESTMENT,              IN EXCESS  INVESTMENT,  INVESTMENT,
                        VALUE,      NET       OPTION AND    FROM NET    OF NET    OPTION AND   OPTION AND
                       BEGINNING INVESTMENT    FUTURES     INVESTMENT INVESTMENT   FUTURES      FUTURES
                       OF PERIOD   INCOME    TRANSACTIONS    INCOME     INCOME   TRANSACTIONS TRANSACTIONS
 FOR THE YEARS ENDED OCTOBER 31,
 1998 - Class A Shares  $14.59     $0.81        $0.45        $(0.81)   $(0.07)      $(0.06)      $  --
 1998 - Class B Shares   14.61      0.72         0.42         (0.72)    (0.05)       (0.06)         --
 1998 - Class C Shares   14.60      0.74         0.40         (0.74)    (0.03)       (0.06)         --
 1998 - Institutional
 Shares                  14.59      0.87         0.42         (0.87)    (0.05)       (0.06)         --
 1998 - Service Shares   14.59      0.80         0.40         (0.80)    (0.05)       (0.06)         --
 -----------------------------------------------------------------------------------------------------------------
 1997 - Class A Shares   14.36      0.91         0.29         (0.90)        --       (0.07)         --
 1997 - Class B Shares   14.37      0.80         0.30         (0.79)        --       (0.07)         --
 1997 - Class C Shares
 (commenced August 15)   14.38      0.17         0.22         (0.17)        --          --          --
 1997 - Institutional
 Shares (commenced
 August 15)              14.37      0.20         0.22         (0.20)        --          --          --
 1997 - Service Shares
 (commenced August 15)   14.37      0.20         0.21         (0.19)        --          --          --
 -----------------------------------------------------------------------------------------------------------------
 1996 - Class A shares   14.47      0.92        (0.11)        (0.92)        --          --          --
 1996 - Class B shares
 (commenced May 1)       14.11      0.41         0.26         (0.41)        --          --          --
 -----------------------------------------------------------------------------------------------------------------
 1995 - Class A shares   13.47      0.94         1.00         (0.94)        --          --          --
 -----------------------------------------------------------------------------------------------------------------
 1994 - Class A shares   14.90      0.85        (1.28)        (0.85)     (0.02)      (0.12)      (0.01)
 -----------------------------------------------------------------------------------------------------------------

 (a) Includes the balancing effect of calculating per share amounts.
 (b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales charge. Total return would be reduced if a sales or redemption charge were taken into account.
 (c) Annualized.
 (d) Not annualized.
 (e) Includes the effect of mortgage dollar roll transactions.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                            GOLDMAN SACHS GOVERNMENT INCOME FUND

                                                                                     RATIOS ASSUMING NO
                                                                                  VOLUNTARY WAIVER OF FEES
                                                                                   OR EXPENSE LIMITATIONS
                                                                                  -------------------------------
                                                                        RATIO OF
      NET                                                                 NET                        RATIO OF NET
    INCREASE    NET ASSET                      NET ASSETS   RATIO OF   INVESTMENT   RATIO OF          INVESTMENT
   (DECREASE)    VALUE,              PORTFOLIO AT END OF  NET EXPENSES   INCOME     EXPENSES            INCOME
     IN NET      END OF     TOTAL    TURNOVER    PERIOD    TO AVERAGE  TO AVERAGE  TO AVERAGE         TO AVERAGE
  ASSET VALUE    PERIOD   RETURN(B)   RATE(E)  (IN 000S)   NET ASSETS  NET ASSETS  NET ASSETS         NET ASSETS
     $0.32       $14.91      8.98%    315.43%   $101,015      0.76%       5.53%              1.53%              4.76%
      0.31        14.92      8.09     315.43      16,125      1.51        4.76               2.05               4.22
      0.31        14.91      8.09     315.43       9,639      1.51        4.59               2.05               4.05
      0.31        14.90      9.19     315.43       2,642      0.51        5.82               1.05               5.28
      0.29        14.88      8.53     315.43           2      1.01        5.48               1.55               4.94
-----------------------------------------------------------------------------------------------------------------------
      0.23        14.59      8.72     395.75      68,859      0.50        6.38               1.82               5.06
      0.24        14.61      7.96     395.75       8,041      1.25        5.59               2.32               4.52
      0.22        14.60      2.72(d)  395.75       1,196      1.25(c)     5.45(c)            2.32(c)            4.38(c)
      0.22        14.59      2.94(d)  395.75       1,894      0.25(c)     7.03(c)            1.32(c)            5.96(c)
      0.22        14.59      2.85(d)  395.75           2      0.75(c)     6.49(c)            1.82(c)            5.42(c)
-----------------------------------------------------------------------------------------------------------------------
     (0.11)       14.36      5.80     485.09      30,603      0.50        6.42               1.89               5.03
      0.26        14.37      4.85(d)  485.09         234      1.25(c)     5.65(c)            2.39(c)            4.51(c)
-----------------------------------------------------------------------------------------------------------------------
      1.00        14.47     14.90     449.53      29,503      0.47        6.67               2.34               4.80
-----------------------------------------------------------------------------------------------------------------------
     (1.43)       13.47     (2.98)    654.90      14,452      0.11        6.06               2.86               3.31
-----------------------------------------------------------------------------------------------------------------------

GOLDMAN SACHS CORE FIXED INCOME FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period


                                        INCOME (LOSS) FROM
                                     INVESTMENT OPERATIONS(A)     DISTRIBUTIONS TO SHAREHOLDERS
                                    --------------------------- ----------------------------------
                                                 NET REALIZED
                                                AND UNREALIZED
                                                GAIN (LOSS) ON                          FROM NET
                                                 INVESTMENT,                            REALIZED      NET
                                                   OPTION,                              GAIN ON     INCREASE
                          NET ASSET              FUTURES AND               IN EXCESS  INVESTMENT,  (DECREASE)
                          VALUE AT     NET     FOREIGN CURRENCY  FROM NET    OF NET    OPTION AND    IN NET
                          BEGINNING INVESTMENT     RELATED      INVESTMENT INVESTMENT   FUTURES      ASSET
                          OF PERIOD   INCOME     TRANSACTIONS     INCOME     INCOME   TRANSACTIONS   VALUE
 FOR THE YEARS ENDED OCTOBER 31,
   1998 - Class A Shares   $10.06     $0.59         $ 0.27        $(0.59)    $(0.02)     $(0.06)     $0.19
   1998 - Class B Shares    10.09      0.52           0.27         (0.52)     (0.02)      (0.06)      0.19
   1998 - Class C Shares    10.09      0.52           0.27         (0.52)     (0.02)      (0.06)      0.19
   1998 - Institutional
   Shares                   10.08      0.61           0.29         (0.61)     (0.03)      (0.06)      0.20
   1998 - Administration
   Shares                   10.07      0.57           0.29         (0.57)     (0.03)      (0.06)      0.20
   1998 - Service Shares    10.09      0.56           0.27         (0.56)     (0.02)      (0.06)      0.19
 ------------------------------------------------------------------------------------------------------------
   1997 - Class A Shares
   (commenced May 1)         9.70      0.30           0.36         (0.30)        --          --       0.36
   1997 - Class B Shares
   (commenced May 1)         9.72      0.27           0.37         (0.27)        --          --       0.37
   1997 - Class C Shares
   (commenced August 15)     9.93      0.11           0.16         (0.11)        --          --       0.16
   1997 - Institutional
   Shares                    9.85      0.64           0.23         (0.64)        --          --       0.23
   1997 - Administration
   Shares                    9.84      0.62           0.23         (0.62)        --          --       0.23
   1997 - Service Shares     9.86      0.59           0.23         (0.59)        --          --       0.23
 ------------------------------------------------------------------------------------------------------------
   1996 - Institutional
   Shares                   10.00      0.64          (0.07)        (0.64)        --       (0.08)     (0.15)
   1996 - Administrative
   Shares (commenced
   February 28)              9.91      0.41          (0.07)        (0.41)        --          --      (0.07)
   1996 - Service Shares
   (commenced March 13)      9.77      0.38           0.09         (0.38)        --          --       0.09
 ------------------------------------------------------------------------------------------------------------
   1995 - Institutional
   Shares                    9.24      0.64           0.76         (0.64)        --          --       0.76

 FOR THE PERIOD ENDED OCTOBER 31,
   1994 - Institutional
   Shares (commenced
   January 5)               10.00      0.46          (0.76)        (0.46)        --          --      (0.76)
 ------------------------------------------------------------------------------------------------------------

 (a) Includes the balancing effect of calculating per share amounts.
 (b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of period and no sales charge. Total return would be reduced if a sales or redemption charge were taken into account.
 (c) Annualized.
 (d) Not annualized.
 (e) Includes the effect of mortgage dollar roll transactions.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                            GOLDMAN SACHS CORE FIXED INCOME FUND

                                                                     RATIOS ASSUMING NO
                                                                     VOLUNTARY WAIVER OF
                                                                            FEES
                                                                         OR EXPENSE
                                                                         LIMITATIONS
                                                                    ---------------------



                                       NET                RATIO OF              RATIO OF
                                     ASSETS    RATIO OF     NET                   NET
  NET ASSET                          AT END      NET     INVESTMENT  RATIO OF  INVESTMENT
    VALUE,                PORTFOLIO    OF      EXPENSES    INCOME    EXPENSES    INCOME
    END OF      TOTAL     TURNOVER   PERIOD   TO AVERAGE TO AVERAGE TO AVERAGE TO AVERAGE
    PERIOD    RETURN(B)    RATE(E)  (IN 000S) NET ASSETS NET ASSETS NET ASSETS NET ASSETS
   $10.25        8.76%     271.50%   $56,267     0.74%      5.58%      1.21%      5.11%
    10.28        7.94      271.50      7,209     1.49       4.82       1.75       4.56
    10.28        7.94      271.50      5,587     1.49       4.81       1.75       4.55
    10.28        9.15      271.50    195,730     0.46       5.95       0.72       5.69
    10.27        8.88      271.50     12,743     0.71       5.70       0.97       5.44
    10.28        8.50      271.50      5,263     0.96       5.44       1.22       5.18
-----------------------------------------------------------------------------------------
    10.06        6.94(d)   361.27      9,336     0.70(c)    6.13(c)    1.33(c)    5.50(c)
    10.09        6.63(d)   361.27        621     1.45(c)    5.28(c)    1.83(c)    4.90(c)
    10.09        2.74(d)   361.27        272     1.45(c)    4.84(c)    1.83(c)    4.46(c)
    10.08        9.19      361.27     79,230     0.45       6.53       0.83       6.15
    10.07        8.92      361.27      6,176     0.70       6.27       1.08       5.89
    10.09        8.65      361.27      1,868     0.95       6.00       1.33       5.62
-----------------------------------------------------------------------------------------
     9.85        5.98      414.20     72,061     0.45       6.51       0.83       6.13
     9.84        3.56(d)   414.20        702     0.70(c)    6.41(c)    1.08(c)    6.03(c)
     9.86        4.90(d)   414.20        381     0.95(c)    6.37(c)    1.33(c)    5.99(c)
-----------------------------------------------------------------------------------------
    10.00       15.72      382.26     55,502     0.45       6.56       0.96       6.05

     9.24       (3.00)(d)  285.25     24,508     0.45(c)    6.48(c)    1.46(c)    5.47(c)
-----------------------------------------------------------------------------------------

GOLDMAN SACHS GLOBAL INCOME FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

                                   INCOME (LOSS) FROM
                                INVESTMENT OPERATIONS(A)     DISTRIBUTIONS TO SHAREHOLDERS
                               --------------------------- ----------------------------------
                                            NET REALIZED
                                           AND UNREALIZED
                                           GAIN (LOSS) ON                            FROM
                                             INVESTMENT,                         NET REALIZED
                                           OPTION, FUTURES                         GAIN ON                 NET
                     NET ASSET               AND FOREIGN              IN EXCESS  INVESTMENT,            INCREASE
                      VALUE,      NET         CURRENCY      FROM NET    OF NET    OPTION AND   FROM    (DECREASE)
                     BEGINNING INVESTMENT      RELATED     INVESTMENT INVESTMENT   FUTURES    PAID IN    IN NET
                     OF PERIOD   INCOME     TRANSACTIONS     INCOME     INCOME   TRANSACTIONS CAPITAL  ASSET VALUE
 FOR THE YEARS ENDED OCTOBER 31,
   1998 - Class A
   Shares             $15.10     $0.72(e)      $ 0.90(e)     $(1.01)     $--        $(0.06)   $   --      $0.55
   1998 - Class B
   Shares              15.08      0.63(e)        0.92(e)      (0.94)      --         (0.06)       --       0.55
   1998 - Class C
   Shares              15.06      0.63(e)        0.91(e)      (0.94)      --         (0.06)       --       0.54
   1998 -
    Institutional
   Shares              15.09      0.82(e)        0.90(e)      (1.11)      --         (0.06)       --       0.55
   1998 - Service
   Shares              15.09      0.74(e)        0.91(e)      (1.04)      --         (0.06)       --       0.55
 -------------------------------------------------------------------------------------------------------------------------
   1997 - Class A
   shares              14.53      0.59           0.77         (0.79)      --            --        --       0.57
   1997 - Class B
   shares              14.53      0.72           0.56         (0.73)      --            --        --       0.55
   1997 - Class C
   shares
   (commenced
   August 15)          14.80      0.16           0.29         (0.19)      --            --        --       0.26
   1997 -
    Institutional
   Shares              14.52      0.88           0.56         (0.87)      --            --        --       0.57
   1997 - Service
   Shares
   (commenced March
   12)                 14.69      0.53           0.39         (0.52)      --            --        --       0.40
 -------------------------------------------------------------------------------------------------------------------------
   1996 - Class A
   shares              14.45      0.71           0.80         (1.43)      --            --        --       0.08
   1996 - Class B
   shares
   (commenced May
   1)                  14.03      0.34           0.52         (0.36)      --            --        --       0.50
   1996 -
    Institutional
   shares              14.45      1.15           0.42         (1.50)      --            --        --       0.07
 -------------------------------------------------------------------------------------------------------------------------
   1995 - Class A
   shares              13.43      0.89           1.07         (0.94)      --            --        --       1.02
   1995 -
    Institutional
   shares
   (commenced
   August 1)           14.09      0.22           0.40         (0.26)      --            --        --       0.36
 -------------------------------------------------------------------------------------------------------------------------
   1994 - Class A
   shares              15.07      0.84          (1.49)        (0.22)      --         (0.16)    (0.61)     (1.64)
 -------------------------------------------------------------------------------------------------------------------------

 (a) Includes the balancing effect of calculating per share amounts.
 (b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of period and no sales charge. Total return would be reduced if a sales or redemption charge were taken into account.
 (c) Annualized.
 (d) Not annualized.
 (e) Calculated based on the average shares outstanding methodology.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                GOLDMAN SACHS GLOBAL INCOME FUND

                                                                                        -

                                                                               RATIOS ASSUMING NO
                                                                            VOLUNTARY WAIVER OF FEES
                                                                             OR EXPENSE LIMITATIONS
                                                                            --------------------------------
                                                               RATIO OF NET                    RATIO OF NET
                                       NET ASSETS   RATIO OF    INVESTMENT   RATIO OF           INVESTMENT
    NET ASSET                PORTFOLIO AT END OF  NET EXPENSES    INCOME     EXPENSES             INCOME
      VALUE,        TOTAL    TURNOVER    PERIOD    TO AVERAGE   TO AVERAGE  TO AVERAGE          TO AVERAGE
  END OF PERIOD   RETURN(B)    RATE    (IN 000S)   NET ASSETS   NET ASSETS  NET ASSETS          NET ASSETS
      $15.65        11.21%    229.91%   $217,362      1.31%        4.71%               1.75%               4.27%
       15.63        10.66     229.91       8,135      1.83         4.19                2.24                3.78
       15.60        10.65     229.91       4,090      1.83         4.20                2.24                3.79
       15.64        11.95     229.91     178,532      0.66         5.40                1.07                4.99
       15.64        11.43     229.91       1,058      1.16         4.92                1.57                4.51
------------------------------------------------------------------------------------------------------------------
       15.10         9.66     383.72     167,096      1.17         5.19                1.60                4.76
       15.08         9.04     383.72       3,465      1.71         4.76                2.10                4.37
       15.06         3.03(d)  383.72         496      1.71(c)      4.98(c)             2.10(c)             4.59(c)
       15.09        10.26     383.72      60,929      0.65         5.72                1.04                5.33
       15.09         6.42(d)  383.72         151      1.15(c)      5.33(c)             1.54(c)             4.94(c)
------------------------------------------------------------------------------------------------------------------
       14.53        11.05     232.15     198,665      1.16         5.81                1.64                5.33
       14.53         6.24(d)  232.15         256      1.70(c)      5.16(c)             2.14(c)             4.72(c)
       14.52        11.55     232.15      54,254      0.65         6.35                1.11                5.89
------------------------------------------------------------------------------------------------------------------
       14.45        15.08     265.86     245,835      1.29         6.23                1.58                5.94
       14.45         4.42(d)  265.86      31,619      0.65(c)      6.01(c)             1.08(c)             5.58(c)
------------------------------------------------------------------------------------------------------------------
       13.43        (4.49)    343.74     396,584      1.28         5.73                1.53                5.48
------------------------------------------------------------------------------------------------------------------

GOLDMAN SACHS TRUST TAXABLE INVESTMENT GRADE FUNDS

Report of Independent Public Accountants

 To the Shareholders and Board of Trustees of Goldman Sachs Trust -- Taxable Investment Grade Fixed Income Funds:

 We have audited the accompanying statements of assets and liabilities of Goldman Sachs Adjustable Rate Government Fund, Short Duration Government Fund, Government Income Fund, Core Fixed Income Fund and Global Income Fund, five of the portfolios constituting Goldman Sachs Trust -- Fixed Income Funds (a Delaware Business Trust), including the statements of investments, as of October 31, 1998, and the related statements of operations and the statements of changes in net assets and the financial highlights for the periods pre-sented. These financial statements and the financial highlights are the re-sponsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

 We conducted our audits in accordance with generally accepted auditing stan-dards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the finan-cial statements. Our procedures included confirmation of securities owned as of October 31, 1998 by correspondence with the custodian and brokers. An au-dit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

 In our opinion, the financial statements and the financial highlights re-ferred to above present fairly, in all material respects, the financial posi-tion of Goldman Sachs Adjustable Rate Government Fund, Short Duration Government Fund, Government Income Fund, Core Fixed Income Fund and Global Income Fund as of October 31, 1998, the results of their operations and the changes in their net assets and the financial highlights for the periods pre-sented, in conformity with generally accepted accounting principles.

                                   ARTHUR ANDERSEN LLP
 Boston, Massachusetts
 December 11, 1998

                                                   GOLDMAN SACHS HIGH YIELD FUND

Performance Summary

October 31, 1998
 The following graph shows the value as of October 31, 1998, of a $10,000 in-vestment made (with the maximum sales charge of 4.5% for Class A and redemp-tion charges of 5.0% for Class B and at NAV for the Institutional and Service Classes) on August 1, 1997 (commencement of operations). For comparative pur-poses, the performance of the Fund's benchmark (the Lehman High Yield Bond Index) is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor's shares, when redeemed, to be worth more or less than their origi-nal cost. Performance of Class C shares will vary from Class A due to differ-ences in fees and loads.

 HIGH YIELD FUND'S LIFETIME PERFORMANCE

 GROWTH OF A $10,000 INVESTMENT, DISTRIBUTIONS REINVESTED AUGUST 1, 1997 TO OCTOBER 31, 1998.

               [HIGH YIELD FUND PERFORMANCE CHART APPEARS HERE]

                                                              Monthly Rtns
                                                              Lehman High
           Class A     Class B    Institutional   Service     Yield Index

8/97        9560       10004       10013          10009         9977
9/97        9735       10190       10199          10191        10175
10/97       9694       10131       10158          10146        10184
11/97       9768       10203       10238          10222        10281
12/97       9953       10389       10433          10413        10372
1/98       10217       10648       10713          10688        10559
2/98       10289       10727       10800          10761        10621
3/98       10388       10823       10896          10863        10721
4/98       10391       10820       10902          10865        10763
5/98       10447       10871       10974          10932        10800
6/98       10451       10868       10969          10933        10839
7/98       10550       10965       11087          11036        10901
8/98        9815       10194       10317          10265        10299
9/98        9752       10133       10254          10208        10346
10/98       9627        9586       10126          10066        10133

                                                  SINCE INCEPTION
                                                     OF CLASS     ONE YEAR
  AVERAGE ANNUAL TOTAL RETURN THROUGH OCTOBER 31, 1998
  CLASS A (COMMENCED AUGUST 1, 1997)
  Excluding sales charges                              0.63%        -0.70%
  Including sales charges                             -2.99%        -5.17%
 -----------------------------------------------------------------------------
  CLASS B (COMMENCED AUGUST 1, 1997)
  Excluding sales charges                             -0.11%        -1.43%
  Including sales charges                             -3.32%        -6.36%
 -----------------------------------------------------------------------------
  CLASS C (COMMENCED AUGUST 15, 1997)
  Excluding sales charges                              0.01%        -1.43%
  Including sales charges                              0.01%        -2.42%
 -----------------------------------------------------------------------------
  INSTITUTIONAL CLASS (COMMENCED AUGUST 1, 1997)       1.00%        -0.32%
 -----------------------------------------------------------------------------
  SERVICE CLASS (COMMENCED AUGUST 1, 1997)             0.52%        -0.79%
 -----------------------------------------------------------------------------

GOLDMAN SACHS HIGH YIELD FUND

Statement of Investments
October 31, 1998

   PRINCIPAL             INTEREST                      MATURITY
    AMOUNT                 RATE                          DATE                            VALUE
  CORPORATE BONDS - 77.0%
  Accuride Corp.(B-/B2)
  $ 2,500,000                 9.25%                   02/01/2008                   $  2,275,000
  Advance Holding Corp. (B-/Caa2)(a)(b)
    1,500,000           0.00/12.88                    04/15/2009                        810,000
  Advanstar Communication (B-/B2)(a)
    2,500,000                 9.25                    05/01/2008                      2,312,500
  AEP Industries, Inc. (B/B2)
    5,000,000                 9.88                    11/15/2007                      4,650,000
  Alaris Medical, Inc. (B-/Caa1)(a)(b)
    2,750,000           0.00/11.13                    08/01/2008                      1,251,250
  Allegiance Telecom, Inc. (CCC)(b)
    1,500,000           0.00/11.75                    02/15/2008                        630,000
  Alliance Imaging, Inc. (B-/B3)
    3,000,000                 9.63                    12/15/2005                      2,790,000
  Allied Waste Industries, Inc. (B+/B3)(b)
    8,500,000           0.00/11.30                    06/01/2007                      6,375,000
  American Lawyer Media, Inc. (B/B1)
    2,750,000                 9.75                    12/15/2007                      2,736,250
  Amtrol, Inc. (B-/B3)
    3,000,000                10.63                    12/31/2006                      2,532,360
  Anchor Lamina, Inc. (B-/B3)
    1,500,000                 9.88                    02/01/2008                      1,200,000
  APCOA, Inc. (B-/Caa1)
    5,000,000                 9.25                    03/15/2008                      4,450,000
  Argo-Tech Corp.(B-/B3)
    5,000,000                 8.62                    10/01/2007                      4,650,000
  Aurora Foods, Inc. (B+/B1)
    3,750,000                 9.88                    02/15/2007                      4,012,500
  Axiohm Transaction Solutions (B-/B3)
    3,000,000                 9.75                    10/01/2007                      2,610,000
  BE Aerospace, Inc. (B/B1)
    1,000,000                 9.50                    11/01/2008                      1,020,000
  Bell Sports, Inc. (B-/B3)(a)
    2,000,000                11.00                    08/15/2008                      1,920,000
  Benton Oil & Gas Co. (B+/B2)
    4,000,000                 9.38                    11/01/2007                      2,600,000
  Birch Telecom (CCC)(a)
    1,000,000                14.00                    06/15/2008                        880,000
  Brunner Mond Group PLC (B-/B3)(a)
    2,250,000                11.00                    07/15/2008                      1,935,000
  Burke Industries, Inc. (B+/B2)
    2,000,000                10.00                    08/15/2007                      1,905,000
  Cabot Safety Acquisition Corp. (B/B3)
    4,000,000                12.50                    07/15/2005                      4,240,000
  Cellnet Data Systems, Inc (CCC)(b)
    1,500,000           0.00/14.00                    10/01/2007                        480,000
  Chancellor Media Corp. (B/Ba3)
    2,000,000                 8.13                    12/15/2007                      1,880,000
  CHS Electronics, Inc. (B-/B2)
    3,750,000                 9.88                    04/15/2005                      3,337,500
  Colt Telecom Group PLC (B/B2)(b)
    5,500,000           0.00/12.00                    12/15/2006                      4,290,000
  Communications Instruments, Inc. (B-/B3)
    3,500,000                10.00                    09/15/2004                      3,115,000
 ----------------------------------------------------------------------------------------------

   PRINCIPAL            INTEREST                      MATURITY
    AMOUNT                RATE                          DATE                          VALUE
  CORPORATE BONDS - (CONTINUED)
  Corning Consumer Products (B/B3)
  $ 7,500,000                9.63%                   05/01/2008                 $  5,775,000
  Cross Timbers Oil Co. (B/B2)
    2,750,000                8.75                    11/01/2009                    2,447,500
  Crown Castle International Corp. (B+/B3)(b)
    7,500,000          0.00/10.63                    11/15/2007                    4,462,500
  Day International Group, Inc. (B-/B3)
    3,250,000                9.50                    03/15/2008                    2,981,875
  Decisionone Holdings Corp. (B-/B3)
    1,845,000                9.75                    08/01/2007                    1,014,750
  Del Monte Foods Co. (B-/Caa2)(b)
    4,250,000          0.00/12.50                    12/15/2007                    2,380,000
  Delta Mills, Inc. (B+/B3)
    3,000,000                9.63                    09/01/2007                    2,760,000
  Derby Cycle Corp. (B/B3)(a)
    2,500,000               10.00                    05/15/2008                    2,200,000
  Details, Inc. (B-)
    4,250,000               10.00                    11/15/2005                    3,952,500
  DTI Holdings, Inc. (CCC)(a)(b)
      750,000          0.00/12.50                    03/01/2008                      225,000
  Eagle Family Foods Inc. (B-/B3)
    4,500,000                8.75                    01/15/2008                    4,005,000
  Eagle-Picher Industries, Inc. (B-/B3)
    6,000,000                9.38                    03/01/2008                    5,325,000
  Echostar Communications Co. (B-/B2)(b)
    3,000,000          0.00/12.88                    06/01/2004                    2,910,000
  Econophone, Inc. (CCC)(a)
    2,000,000               13.50                    07/15/2007                    2,009,040
      500,000          0.00/11.00(b)                 02/15/2008                      238,750
  Exodus Communication, Inc. (CCC)(a)
    1,000,000               11.25                    07/01/2008                      890,000
  Facilicom International, Inc. (CCC)
    2,250,000               10.50                    01/15/2008                    1,687,500
  Fisher Scientific International, Inc. (B-/B3)
    6,000,000                9.00                    02/01/2008                    5,760,000
  Frontiervision Holdings LP (B/Caa1)(b)
    2,750,000          0.00/11.88                    09/15/2007                    2,213,750
  Galey & Lord, Inc. (B/B3)(a)
    2,000,000                9.13                    03/01/2008                    1,780,000
  Generac Portable Products LLC (B-/B3)(a)
    1,000,000               11.25                    07/01/2006                      970,000
  Global Crossing Holdings Ltd.(a)
    3,750,000                9.63                    05/15/2008                    3,618,750
  Global Telesystems Group (B-/Caa2)
    3,000,000                9.88                    02/15/2005                    2,400,000
  Globe Manufacturing Corp. (B-/B2)(a)
    3,000,000               10.00                    08/01/2008                    2,460,000
  Graham Packaging Co. (B-/B3)
    3,500,000                8.75                    01/15/2008                    3,325,000
    1,000,000          0.00/10.75(b)                 01/15/2009                      620,000
  Graphic Controls Corp. (B-/B3)
    3,520,000               12.00                    09/15/2005                    4,083,200
  Greyhound Lines, Inc. (B-/B3)
    2,000,000               11.50                    04/15/2007                    2,260,000
 -------------------------------------------------------------------------------------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                   GOLDMAN SACHS HIGH YIELD FUND


   PRINCIPAL            INTEREST                      MATURITY
    AMOUNT                RATE                          DATE                          VALUE
  CORPORATE BONDS - (CONTINUED)
  GST Equipment Funding, Inc. (CCC)
  $ 2,000,000               13.25%                   05/01/2007                 $  2,000,000
  GST Telecommunications, Inc. (CCC)
    1,000,000               12.75                    11/15/2007                      823,790
  Hawk Corp. (B+/Ba3)
    2,600,000               10.25                    12/01/2003                    2,704,000
  Hayes Wheels International, Inc. (B/B3)
    2,000,000                9.13                    07/15/2007                    2,020,000
    1,500,000                9.13                    07/15/2007                    1,515,000
  Hermes Europe Railtel B.V. (B/B3)
    2,000,000               11.50                    08/15/2007                    2,065,000
  HMV Media Group PLC (B/B3)(a)
    1,250,000               10.25                    05/15/2008                    1,062,500
  Hudson Respiratory Care, Inc. (B-/B3)
    2,000,000                9.13                    04/15/2008                    1,330,000
  ICN Pharmaceutical, Inc. (BB/Ba3)
    2,000,000                9.25                    08/15/2005                    1,960,000
  Imperial Home Decor Group (B-/B3)
    2,000,000               11.00                    03/15/2008                    1,760,000
  Integrated Health Services, Inc. (B-/B2)
    7,000,000                9.25                    01/15/2008                    6,422,500
  Intermedia Communications, Inc. (B/B2)
    5,750,000          0.00/11.25(b)                 07/15/2007                    3,823,750
    2,250,000                8.88                    11/01/2007                    2,148,750
  International Home Foods, Inc. (B-/B2)
    1,500,000               10.38                    11/01/2006                    1,586,430
  International Wire Group (B-/B3)
    5,000,000               11.75                    06/01/2005                    5,087,500
  Intertek Finance PLC (B/B2)
    8,500,000               10.25                    11/01/2006                    7,820,000
  Iowa Select Farm LP (B-/B3)(a)
    2,000,000               10.75                    12/01/2005                    1,770,000
  Jitney-Jungle Stores of America, Inc. (B+/B2)
    3,000,000               12.00                    03/01/2006                    3,240,000
  Johnstown American Industries, Inc. (B)
    2,000,000               11.75                    08/15/2005                    2,072,500
  Jorgensen Earle Co. (B-/B3)
    3,000,000                9.50                    04/01/2005                    2,610,000
  K&F Industries, Inc. (B-/B3)
    4,000,000                9.25                    10/15/2007                    3,800,000
  Kabelmedia Holdings (B-/B3)(b)
    5,500,000          0.00/13.63                    08/01/2006                    4,125,000
  Kinetic Concepts, Inc. (B-/B3)
    4,250,000                9.63                    11/01/2007                    3,878,125
  Knology Holdings, Inc. (CCC)(b)
    1,750,000          0.00/11.88                    10/15/2007                      805,000
  Level 3 Communications, Inc. (B/B3)
    3,000,000                9.13                    05/01/2008                    2,790,000
  Lifestyle Furnishings International (B/B1)
    1,500,000               10.88                    08/01/2006                    1,507,500
  McLeod USA, Inc. (B+/B2)
    2,000,000                9.50                    11/01/2008                    2,040,000
  MCMS, Inc. (B-/B3)
    2,000,000                9.75                    03/01/2008                    1,200,000
 -------------------------------------------------------------------------------------------

   PRINCIPAL            INTEREST                      MATURITY
    AMOUNT                RATE                          DATE                          VALUE
  CORPORATE BONDS - (CONTINUED)
  Metronet Communications Co. (B/B3)(b)
  $ 5,000,000           0.00/9.95%                   06/15/2008                 $  2,700,000
  Millicom International Cellular (B-/Caa1)(b)
    5,000,000               13.50                    06/01/2006                    2,950,000
  MSX International, Inc. (B-/Caa1)
    1,000,000               11.38                    01/15/2008                      905,000
  Multicare Companies, Inc. (B-/B3)
    2,000,000                9.00                    08/01/2007                    1,745,000
  Musicland Group, Inc. (CCC+/Caa1)
    1,000,000                9.00                    06/15/2003                      925,000
  National Equipment Services, Inc. (B-/B3)
    3,000,000               10.00                    11/30/2004                    2,760,000
  Newport News Shipbuilding, Inc. (B+/B1)
    4,000,000                9.25                    12/01/2006                    4,220,000
  Nextel Communications, Inc. (CCC+/B2)(b)
    8,500,000           0.00/9.75                    08/15/2004                    7,777,500
    1,000,000          0.00/10.65                    09/15/2007                      590,000
    3,500,000           0.00/9.95                    02/15/2008                    1,907,500
  Nextlink Communications, Inc. (B/B3)
    2,250,000                9.00                    03/15/2008                    2,047,500
    2,000,000                9.63                    10/01/2007                    1,860,000
  Nortek, Inc. (B+/B1)
    2,000,000                9.13                    09/01/2007                    1,970,000
    2,000,000                8.88(a)                 08/01/2008                    1,930,000
  Nortek, Inc. (B-/B3)
    2,000,000                9.88                    03/01/2004                    1,980,000
  Octel Developments PLC (B+/B2)(a)
      500,000               10.00                    05/01/2006                      503,750
  Orange PLC (B+/Ba3)
    1,000,000                8.00                    08/01/2008                      970,000
  P&L Coal Holdings Corp. (B/B2)(a)
    3,750,000                9.63                    05/15/2008                    3,712,500
  Packard Bioscience, Inc. (B-/B3)
    8,250,000                9.38                    03/01/2007                    7,466,250
  Pathmark Stores, Inc. (CCC+/Caa1)
    3,000,000                9.63                    05/01/2003                    2,940,000
  Pathnet, Inc. (CCC)
    1,500,000               12.25                    04/15/2008                    1,072,500
  PCI Chemicals Canada, Inc. (B+/B2)
    2,000,000                9.25                    10/15/2007                    1,520,000
  Polymer Group, Inc. (B/B2)
    1,750,000                9.00                    07/01/2007                    1,627,500
    3,000,000                8.75                    03/01/2008                    2,820,000
  Premier Parks, Inc. (B-/B3)
    2,250,000                9.25                    04/01/2006                    2,250,000
  Prestolite Electric, Inc. (B+/B3)
    4,000,000                9.63                    02/01/2008                    3,600,000
  Printpack, Inc. (B+/B3)
    4,000,000               10.63                    08/15/2006                    3,960,000
  Psinet, Inc. (B-/B3)
    3,250,000               10.00                    02/15/2005                    3,176,875
  Purina Mills, Inc. (B/B2)
    1,000,000                9.00                    03/15/2010                    1,015,000
  PX Escrow Corp. (B-/B3)(a)(b)
      500,000           0.00/9.63                    02/01/2006                      270,000
 -------------------------------------------------------------------------------------------

      THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

GOLDMAN SACHS HIGH YIELD FUND

Statement of Investments
October 31, 1998

   PRINCIPAL            INTEREST                      MATURITY
    AMOUNT                RATE                          DATE                          VALUE
  CORPORATE BONDS - (CONTINUED)
  Randalls Food Markets, Inc. (B-/B2)
  $ 2,750,000                9.38%                   07/01/2007                 $  2,866,875
  Red Roof Inns, Inc. (B/B2)
    2,000,000                9.63                    12/15/2003                    2,000,000
  Republic Group, Inc. (B/B2)(a)
    3,000,000                9.50                    07/15/2008                    2,790,000
  Richmont Marketing Special (CCC+/B3)
    3,000,000               10.13                    12/15/2007                    2,580,000
  Riverwood International Corp. (B-/B3)
    3,500,000               10.25                    04/01/2006                    3,228,750
  RSL Communications Ltd. (B-/B3)
    2,257,000               12.25                    11/15/2006                    2,257,000
    1,000,000                9.13                    03/01/2008                      850,000
  Sealy Mattress Co. (B-/B3)
    2,000,000                9.88                    12/15/2007                    1,800,000
    1,500,000          0.00/10.88(b)                 12/15/2007                      930,000
  SFX Entertainment, Inc. (CCC+/B3)
    2,000,000                9.13                    02/01/2008                    1,865,000
  Simonds Industries, Inc. (B-/B3)(a)
      750,000               10.25                    07/01/2008                      727,500
  Southern Foods Group LP (B/B2)
    5,000,000                9.88                    09/01/2007                    5,125,000
  Sovereign Specialty Chemicals (B-/B3)
    5,500,000                9.50                    08/01/2007                    5,225,000
  Sparkling Spring Water Group (B-/Caa1)
    1,500,000               11.50                    11/15/2007                    1,500,000
  Stanadyne Automotive Corp. (B/Caa1)
    2,250,000               10.25                    12/15/2007                    2,115,000
  Sun World International, Inc. (B/B2)
    2,000,000               11.25                    04/15/2004                    2,050,000
  Tekni-Plex, Inc. (B-/B3)
    3,000,000               11.25                    04/01/2007                    3,120,000
    2,000,000                9.25                    03/01/2008                    1,960,000
  Telewest PLC (B+/B1)
    2,000,000                9.63                    10/01/2006                    1,950,000
   10,000,000          0.00/11.00(b)                 10/01/2007                    7,850,000
    3,500,000               11.25(c)                 11/01/2008                    3,648,750
  Thermadyne Holdings Corp. (CCC+/Caa1)(b)
    4,000,000          0.00/12.50                    06/01/2008                    1,810,000
  Thermadyne Manufacturing LLC (CCC+/B3)
    4,500,000                9.88                    06/01/2008                    3,915,000
  Transwestern Publishing Co. (B-/B2)
    2,000,000                9.63                    11/15/2007                    2,000,000
  Trench Electric S.A. (B3)
    5,000,000               10.25                    12/15/2007                    4,625,000
  Trident Automotive PLC (B-/B2)
    4,000,000               10.00                    12/15/2005                    4,000,000
  United Rentals, Inc. (BB-/B2)(a)
    5,000,000                9.50                    06/01/2008                    4,875,000
    3,000,000                8.80                    08/15/2008                    2,835,000
  Universal Hospital Services (B/B3)
    1,000,000               10.25                    03/01/2008                      800,000
  V2 Music Holdings PLC (CCC)(a)(b)
    1,750,000          0.00/14.00                    04/15/2008                      831,250
 -------------------------------------------------------------------------------------------

   PRINCIPAL            INTEREST                      MATURITY
    AMOUNT                RATE                          DATE                          VALUE
  CORPORATE BONDS - (CONTINUED)
  Venture Holdings Trust (B+/B2)
  $ 4,000,000                9.50%                   07/01/2005                 $  3,735,720
  Viasystems, Inc (B-/B3)
    9,500,000                9.75                    06/01/2007                    8,312,500
  WAM Net, Inc. (CCC)(b)
    1,250,000          0.00/13.25                    03/01/2005                      587,500
  Werner Holdings (B-/B2)
    7,000,000               10.00                    11/15/2007                    6,160,000
  Wesco Distribution, Inc. (B/B2)
    7,500,000                9.13                    06/01/2008                    7,237,500
  Wesco International, Inc. (B/B3)(b)
    5,000,000          0.00/11.13                    06/01/2008                    2,700,000
  WHX Corp. (B/B3)
    2,500,000               10.50                    04/15/2005                    2,250,000
  Williams Scotsman, Inc. (B-/B3)
    3,000,000                9.88                    06/01/2007                    3,000,000
  Young Broadcasting, Inc. (B/B2)
    5,000,000                8.75                    06/15/2007                    4,675,000
 -------------------------------------------------------------------------------------------
  TOTAL CORPORATE BONDS
  (COST $448,760,174)                                                           $413,570,040
 -------------------------------------------------------------------------------------------
  EMERGING MARKET DEBT - 2.5%
  Acindar Industries (B+/B2)
  $   670,000               11.66%                   11/12/1998                 $    653,026
  Banco Nacional de Comercio (BB/Ba2)
      500,000                8.00                    07/18/2002                      465,000
  Banco Nacional de Obras (BB/Ba2)
      350,000                9.63                    11/15/2003                      322,000
  Financiera Energy Nacional (BBB-)
    1,480,000                9.38                    06/15/2006                    1,110,000
  Grupo Industrial Durango (BB-/B1)
      880,000               12.63                    08/01/2003                      686,400
  Grupo Televisa (BB/Ba2)
      470,000               11.38                    05/15/2003                      460,600
    3,250,000          0.00/13.25(b)                 05/15/2008                    2,258,750
    1,000,000          0.00/13.25(b)                 05/15/2008                      710,000
  Impsa Industrias Metal (BB-/B2)
    1,120,000                9.50                    05/31/2002                      504,000
  MRS Logistica S.A. (B)(a)
      120,000               10.63                    08/15/2005                       48,000
  National Power (BB+/Ba1)
      500,000                7.63                    11/15/2000                      446,500
  Petroleos Mexicanos (BB/Ba2)
       70,000               11.14                    07/15/2005                       63,175
  Poland Communications, Inc. (B+/B2)
      700,000                9.88                    11/01/2003                      476,000
  Province of Tucuman (B1)
      857,143                9.45                    08/01/2004                      593,837
  Republic of Columbia (BBB-/Baa3)
    1,860,000                7.25                    02/15/2003                    1,525,200
  Republic of Korea (BB+/Ba1)
    3,230,000                8.75                    04/15/2003                    3,058,936
 -------------------------------------------------------------------------------------------
  TOTAL EMERGING MARKET DEBT
  (COST $16,387,076)                                                            $ 13,381,424
 -------------------------------------------------------------------------------------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                   GOLDMAN SACHS HIGH YIELD FUND


    PRINCIPAL             INTEREST                    MATURITY
     AMOUNT                 RATE                        DATE                         VALUE
  FOREIGN BONDS(D) - 8.9%
  BRITISH POUND STERLING - 1.5%
  IPC Magazines (B/B2)(b)
  BPS 4,750,000          0.00/10.75%                 03/15/2008                 $ 4,163,326
  Middleweb PLC (B/B2)(a)
      3,000,000               10.50                  05/30/2008                   3,916,456
                                                                                -----------
                                                                                  8,079,782
 ------------------------------------------------------------------------------------------
  DEUTSCHEMARK - 6.6%
  Colt Telecom Group PLC (B/B2)
  DEM 5,000,000                8.88                  11/30/2007                   2,656,203
  Derby Cycle Corp. (B/B3)(a)
      2,500,000                9.38                  05/15/2008                   1,177,181
  Exide Holdings (A/A1)(a)
      5,000,000                9.13                  04/15/2004                   2,414,730
  Fresenius Medical Care Capital Trust III (B+/Ba3)
      5,000,000                7.38                  02/01/2008                   2,837,308
  Geberit International S.A. (B+/B2)
     11,600,000               10.13                  04/15/2007                   7,562,934
  Impress Metal Pack (B/B2)
     10,000,000                9.88                  05/29/2007                   6,097,193
  Ineos PLC (B+/B3)(a)
     12,000,000                8.62                  04/30/2005                   5,759,131
  Sirona Dental Systems (B/B2)
      7,000,000                9.13                  07/15/2008                   3,824,328
  Texon International PLC (B/B3)(a)
      6,500,000               10.00                  02/01/2008                   3,060,670
                                                                                -----------
                                                                                 35,389,678
 ------------------------------------------------------------------------------------------
  FRENCH FRANC - 0.8%
  Financiere Neopost(a)(e)
  FRF25,000,000                6.13                  09/30/2007                   4,274,735
 ------------------------------------------------------------------------------------------
  TOTAL FOREIGN BONDS
  (COST $51,372,863)                                                            $47,744,195
 ------------------------------------------------------------------------------------------
  REPURCHASE AGREEMENT - 8.4%
  Joint Repurchase Agreement Account(f)
  $  45,200,000                5.63%                 11/02/1998                 $45,200,000
 ------------------------------------------------------------------------------------------
  TOTAL REPURCHASE AGREEMENT
  (COST $45,200,000)                                                            $45,200,000
 ------------------------------------------------------------------------------------------
                          DIVIDEND                    MATURITY
     SHARES                 RATE                        DATE                          VALUE
  PREFERRED STOCKS - 2.3%
  CSC Holdings, Inc. (BB-)(g)
         51,737               11.13%                 07/07/2007                 $ 5,872,197
  CSC Holdings, Inc. (BB-/B2)(g)
         40,417               11.75                  10/01/2007                   4,425,682
  Eagle-Picher Holdings, Inc. (B-/Caa)(b)(g)
            175          0.00/11.75                  03/01/2008                     822,500
 ------------------------------------------------------------------------------------------

                         DIVIDEND                      MATURITY
    SHARES                 RATE                          DATE                              VALUE
  PREFERRED STOCKS - CONTINUED
  Intermedia Communications, Inc. (CCC+/Caa)(g)
        1,140             11.75%                      06/01/2005                     $  1,285,350
  River Holding Corp. (CCC)(g)
        3,975             11.50                       04/15/2010                          174,909
 ------------------------------------------------------------------------------------------------
  TOTAL PREFERRED STOCKS
  (COST $12,136,585)                                                                 $ 12,580,638
 ------------------------------------------------------------------------------------------------
  WARRANTS(H) - 0.4%
  Allegiance Telecom, Inc., expiring February 3, 2008
        1,500                                                                        $      2,250
  Cellnet Data Systems, Inc., expiring October 1, 2007
        3,000                                                                              15,000
  Colt Telecom Group PLC, expiring December 31, 2006
        5,500                                                                           1,969,000
  Econophone, Inc., expiring July 1, 2007
        2,000                                                                              10,000
  Knology Holdings, Inc., expiring October 15, 2007
        1,750                                                                               3,500
  RSL Communications Ltd., expiring November 15, 2006
          725                                                                              66,700
 ------------------------------------------------------------------------------------------------
  TOTAL WARRANTS
  (COST $36,250)                                                                     $  2,066,450
 ------------------------------------------------------------------------------------------------
  TOTAL INVESTMENTS
  (COST $573,892,948)(I)                                                             $534,542,747
 ------------------------------------------------------------------------------------------------

 FEDERAL INCOME TAX INFORMATION:

  Gross unrealized gain for investments in which value exceeds
  cost                                                          $   5,176,781
  Gross unrealized loss for investments in which cost exceeds
  value                                                          (44,526,982)
 ----------------------------------------------------------------------------
  Net unrealized loss                                           $(39,350,201)
 ----------------------------------------------------------------------------

 (a) Securities are exempt from registration under rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounted to $65,458,693 as of October 31, 1998.
 (b) These securities are issued with a zero coupon or dividend rate which increases to the stated rate at a set date in the future.
 (c) When issued-security.
 (d) The principal amount of each security is stated in the currency in which the bond is denominated. See below.
  BPS = British Pound Sterling.
  DEM = Deutschemark.
  FRF = French Franc.
 (e) Variable rate security. Coupon rate disclosed is that which is in effect at October 31, 1998.
 (f) Portion of this security is segregated for a when-issued security.
 (g) Pay-in-kind securities.
 (h) Non-income producing security.
 (i) The amount stated also represents aggregate cost for federal income tax purposes.
 The percentages shown for each investment category reflect the value of investments in that category as a percentage of total net assets.

      THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

GOLDMAN SACHS HIGH YIELD FUND

Statement of Assets and Liabilities
October 31, 1998

 ASSETS:

 Investment in securities, at value (cost $573,892,948)         $534,542,747
 Cash, at value                                                       71,514
 Receivables:
  Investment securities sold                                       2,010,342
  Interest, at value                                              12,280,674
  Fund shares sold                                                12,232,332
  Forward foreign currency exchange contracts                         95,694
 Deferred organization expenses, net                                  24,127
 Other assets                                                        176,925
 ----------------------------------------------------------------------------
 TOTAL ASSETS                                                    561,434,355
 ----------------------------------------------------------------------------

 LIABILITIES:

 Payables:
  Investment securities purchased                                 19,682,768
  Income distribution                                                991,150
  Fund shares repurchased                                             23,389
  Amounts owed to affiliates                                         488,931
  Forward foreign currency exchange contracts                      2,677,953
 Accrued expenses and other liabilities                              162,333
 ----------------------------------------------------------------------------
 TOTAL LIABILITIES                                                24,026,524
 ----------------------------------------------------------------------------

 NET ASSETS:

 Paid-in capital                                                 582,416,904
 Accumulated undistributed net investment income                   2,593,628
 Accumulated net realized loss on investment transactions and
  foreign currency transactions                                   (5,741,879)
 Net unrealized loss on investments and translation of assets
  and liabilities denominated in foreign currencies              (41,860,822)
 ----------------------------------------------------------------------------
 NET ASSETS                                                     $537,407,831
 ----------------------------------------------------------------------------
 Net asset value per share:(a)
 Class A                                                               $9.16
 Class B                                                               $9.16
 Class C                                                               $9.16
 Institutional                                                         $9.17
 Service                                                               $9.17
 ----------------------------------------------------------------------------
 Shares Outstanding:
 Class A                                                          43,833,257
 Class B                                                           3,192,424
 Class C                                                             931,617
 Institutional                                                    10,637,195
 Service                                                              48,736
 ----------------------------------------------------------------------------
 Total shares outstanding, $.001 par value (unlimited number of
 shares authorized)                                               58,643,229
 ----------------------------------------------------------------------------

 (a) Maximum public offering price per share for Class A shares is $9.59 (NAV per share plus the maximum sales charge of 4.5%). At redemption, Class B and Class C shares are subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                   GOLDMAN SACHS HIGH YIELD FUND

Statement of Operations
For the Year Ended October 31, 1998

  INVESTMENT INCOME:
  Interest(a)                                                   $41,345,378
 ---------------------------------------------------------------------------
  TOTAL INCOME                                                   41,345,378
 ---------------------------------------------------------------------------
  EXPENSES:
  Management fees                                                 3,075,443
  Distribution and service fees(b)                                2,124,233
  Transfer agent fees                                               298,491
  Custodian fees                                                    162,310
  Registration fees                                                 138,589
  Professional fees                                                  64,600
  Trustee fees                                                        7,490
  Amortization of deferred organization expenses                      6,470
  Service share fees                                                    624
  Other                                                             113,170
 ---------------------------------------------------------------------------
  TOTAL EXPENSES                                                  5,991,420
 ---------------------------------------------------------------------------
  Less -- expenses reimbursable and waived by Goldman Sachs      (1,044,126)
 ---------------------------------------------------------------------------
  NET EXPENSES                                                    4,947,294
 ---------------------------------------------------------------------------
  NET INVESTMENT INCOME                                          36,398,084
 ---------------------------------------------------------------------------
  REALIZED AND UNREALIZED LOSS ON INVESTMENT AND FOREIGN CUR-
  RENCY TRANSACTIONS:
  Net realized loss from:
   Investment transactions                                       (5,555,641)
   Foreign currency related transactions                           (786,846)
  Net change in unrealized loss on:
   Investments                                                  (38,984,246)
   Foreign currency related transactions                         (1,473,380)
 ---------------------------------------------------------------------------
  NET REALIZED AND UNREALIZED LOSS ON INVESTMENT                (46,800,113)
 ---------------------------------------------------------------------------
  NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS         $(10,402,029)
 ---------------------------------------------------------------------------

 (a) Taxes withheld on interest were $2,652.
 (b) Class A, Class B and Class C had distribution and service fees of $1,844,618, $216,018 and $63,597, respectively.

      THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

GOLDMAN SACHS HIGH YIELD FUND

Statements of Changes in Net Assets

                                                  FOR THE              FOR THE
                                               YEAR ENDED         PERIOD ENDED
                                         OCTOBER 31, 1998  OCTOBER 31, 1997(A)
  FROM OPERATIONS:
  Net investment income                      $ 36,398,084         $  4,414,904
  Net realized gain (loss) from
  investment and foreign currency
  related transactions                         (6,342,487)             994,113
  Net change in unrealized loss on
  investments and translation of assets
  and liabilities denominated in
  foreign currencies                          (40,457,626)          (1,403,196)
 ------------------------------------------------------------------------------
  NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                   (10,402,029)           4,005,821
 ------------------------------------------------------------------------------
  DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income
  Class A                                     (29,778,924)          (4,377,263)
  Class B                                      (1,501,311)             (85,036)
  Class C                                        (441,110)             (10,842)
  Institutional                                (2,125,426)                 (27)
  Service                                          (9,368)                 (26)
  In excess of net investment income
  Class A                                              --             (126,300)
  Class B                                              --               (4,386)
  Class C                                              --                 (755)
  Institutional Class                                  --                   (1)
  Service Class                                        --                   (1)
 ------------------------------------------------------------------------------
  TOTAL DISTRIBUTIONS TO SHAREHOLDERS         (33,856,139)          (4,604,637)
 ------------------------------------------------------------------------------
  FROM SHARE TRANSACTIONS:
  Net proceeds from sales of shares           362,403,672          344,880,814
  Reinvestment of dividends and
  distributions                                23,077,475            3,439,274
  Cost of shares repurchased                 (141,829,404)          (9,707,016)
 ------------------------------------------------------------------------------
  NET INCREASE IN NET ASSETS RESULTING
  FROM SHARE TRANSACTIONS                     243,651,743          338,613,072
 ------------------------------------------------------------------------------
  TOTAL INCREASE                              199,393,575          338,014,256
 ------------------------------------------------------------------------------
  NET ASSETS:
  Beginning of year                           338,014,256                   --
 ------------------------------------------------------------------------------
  End of year                                $537,407,831         $338,014,256
 ------------------------------------------------------------------------------
  ACCUMULATED UNDISTRIBUTED
  (DISTRIBUTIONS IN EXCESS OF) NET
  INVESTMENT INCOME                          $  2,593,628         $   (131,443)
 ------------------------------------------------------------------------------

 (a) Commencement of operations was August 1, 1997 for all classes except Class C, which commenced operations August 15, 1997.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                   GOLDMAN SACHS HIGH YIELD FUND

Notes to Financial Statements
October 31, 1998

 1. ORGANIZATION

 Goldman Sachs Trust (the "Trust") is a Delaware business trust registered un-der the Investment Company Act of 1940 (as amended) as an open-end, manage-ment investment company. The Trust includes the Goldman Sachs High Yield Fund (the "Fund"). The Fund is a diversified portfolio offering five classes of shares -- Class A, Class B, Class C, Institutional and Service.
   The Fund invests primarily in non-investment grade fixed-income securities which are considered predominantly speculative by traditional investment standards. In some cases, these obligations may be highly speculative and have poor prospects for reaching investment grade standing. Non-investment grade fixed-income securities and unrated securities of comparable credit quality (commonly known as "junk bonds") are subject to the increased risk of an issuer's inability to meet principal and interest obligations. These secu-rities, also referred to as high yield securities, may be subject to greater price volatility due to such factors as specific corporate developments, in-terest rate sensitivity, negative perceptions of the junk bond markets gener-ally and less secondary market liquidity.

 2. SIGNIFICANT ACCOUNTING POLICIES

 The following is a summary of significant accounting policies consistently followed by the Fund. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make es-timates and assumptions that may affect the reported amounts. Certain reclas-sifications have been made to the prior period's amounts to conform with the current period presentation. Such reclassifications have no effect on previ-ously reported net asset values of the Fund.

 A. INVESTMENT VALUATION -- Portfolio securities for which accurate market quotations are readily available are valued on the basis of quotations fur-nished by a pricing service or provided by dealers in such securities. Port-folio securities for which accurate market quotations are not readily available are valued based on yield equivalents, pricing matrices or other sources, under valuation procedures established by the Trust's Board of Trustees. Short-term debt obligations maturing in sixty days or less are val-ued at amortized cost.

 B. Security Transactions and Investment Income -- Security transactions are recorded on the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified cost basis. Interest income is recorded on the basis of interest accrued. Market discounts and market premi-ums on debt securities, other than mortgage backed securities, are amortized to interest income over the life of the security with a corresponding adjust-ment in the cost basis of that security.

 C. FEDERAL TAXES -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provision is required.
   The characterization of distributions to shareholders for financial report-ing purposes is determined in accordance with income tax rules. Therefore, the source of the portfolio's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, de-pending on the type of book/tax differences that may exist.
   The Fund, at its most recent tax year-end of October 31, 1998 had approxi-mately $5,746,000 capital loss carryforwards expiring in 2006 for U.S. fed-eral tax purposes. This amount is available to be carried forward to offset future capital gains to the extent permitted by applicable laws or regula-tions.

 D. EXPENSES -- Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Funds based on the nature of the expense.
   Class A, Class B and Class C shareholders of the Fund bear all expenses and fees relating to their respective distribution and service plans. Sharehold-ers of Service shares bear all expenses and fees paid to service organiza-tions for their services with respect to such shares. Each class of shares separately bears its respective class-specific transfer agency fees.

 E. DEFERRED ORGANIZATION EXPENSES -- Organization-related costs are being am-ortized on a straight-line basis over a period of five years.

 F. FOREIGN CURRENCY TRANSLATIONS -- The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis (i) investment valua-tions, foreign currency and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates; (ii) purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency ex-change rates prevailing on the respective dates of such transactions.
   Net realized and unrealized gain (loss) on foreign currency transactions will represent: (i) gains and losses from the sale and holdings of foreign currencies and sale of investments; (ii) gains and losses between trade date and settlement date on

GOLDMAN SACHS HIGH YIELD FUND

Notes to Financial Statements
October 31, 1998

 investment securities transactions and forward exchange contracts; and (iii) gains and losses from the difference between amounts of interest and foreign withholding taxes recorded and the amounts actually received.

 G. Forward Foreign Currency Exchange Contracts -- The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or portfolio positions. The Fund may also purchase and sell forward contracts to seek to increase total return. All commitments are "marked-to-market" daily at the applicable trans-lation rates and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains or losses at the time the forward contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

 H. Futures Contracts -- The Fund may enter into futures transactions to hedge against changes in interest rates, securities prices, currency exchange rates or to seek to increase total return.
   Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial mar-gin" requirement of the associated futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund dai-ly, dependent on the daily fluctuations in the value of the contracts, and are recorded for financial reporting purposes as unrealized gains or losses. When contracts are closed, the Fund realizes a gain or loss which is reported in the Statement of Operations.
   The use of futures contracts involve, to varying degrees, elements of mar-ket and counterparty risk which may exceed the amounts recognized in the Statement of Assets and Liabilities. Changes in the value of the futures con-tract may not directly correlate with changes in the value of the underlying securities. This risk may decrease the effectiveness of the Fund's hedging strategies and potentially result in a loss.

 I. Option Accounting Principles -- When the Fund writes call or put options, an amount equal to the premium received is recorded as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a written option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss without regard to any unrealized gain or loss on the underlying security, and the li-ability related to such option is extinguished. When a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security, and the proceeds of the sale are increased by the premium origi-nally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchases upon exercise. There is a risk of loss from a change in value of such options which may exceed the related premiums received.
   Upon the purchase of a call option or a protective put option by the Fund, the premium paid is recorded as an investment and subsequently marked-to-mar-ket to reflect the current market value of the option. If an option which the Fund has purchased expires on the stipulated expiration date, the Fund will realize a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund will realize a gain or loss, de-pending on whether the sale proceeds for the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a pur-chased put option, the Fund will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a purchased call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

 3. AGREEMENTS

 Goldman Sachs Asset Management ("GSAM"), a separate operating division of Goldman, Sachs & Co. ("Goldman Sachs"), serves as the Fund's investment ad-viser pursuant to an Investment Management Agreement (the "Agreement"). Under the Agreement, GSAM, subject to the general supervision of the Trust's Board of Trustees, manages the Fund's portfolio. As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administering the Fund's business affairs, including providing facilities, GSAM is entitled to a fee, computed daily and payable monthly at an annual rate equal to .70% of average daily net assets of the Fund. For the year ended October 31, 1998, GSAM voluntarily agreed to waive approximately $70,000 of its management fee. This waiver was discontinued as of March 16, 1998.
   GSAM voluntarily agreed to limit "Other Expenses" for the Fund (excluding management fees, Service share fees, distribution and services fees, taxes, interest, brokerage, litigation, indemnification costs, transfer agent fees and other extraordinary expenses) through September 30, 1998 to the extent such expenses exceeded .09% of the average daily net assets of the Fund. Ef-fective October 1, 1998, this expense limitation was modified until further notice to .02% of the average daily net assets of the Fund. For the year ended October 31, 1998, Goldman Sachs reimbursed approximately $92,000. At October 31, 1998, approximately $92,000 is owed to the Fund.

                                                   GOLDMAN SACHS HIGH YIELD FUND


   Goldman Sachs serves as the Distributor of shares of the Funds pursuant to a Distribution Agreement. Goldman Sachs may receive a portion of the Class A sales load and Class B and Class C contingent deferred sales charges and has advised the Fund that it retained approximately $1,419,000 for the year ended October 31, 1998.
   The Trust, on behalf of the Fund, had adopted Distribution Plans (the "Dis-tribution Plans") pursuant to Rule 12b-1. Under the Distribution Plans, Goldman Sachs was entitled to a quarterly fee from the Fund for distribution services equal, on an annual basis, to .25%, .75% and .75% of the Fund's av-erage daily net assets attributable to Class A, Class B and Class C shares, respectively. For the year ended October 31, 1998, Goldman Sachs had volun-tarily agreed to waive approximately $882,000 of its distribution fee attrib-utable to Class A shares.
   The Trust, on behalf of the Fund, had also adopted Authorized Dealer Serv-ice Plans (the "Dealer Service Plans") pursuant to which Goldman Sachs and Authorized Dealers were compensated for providing personal and account main-tenance services. The Fund paid a fee under its Dealer Service Plans equal, on an annual basis, up to .25% of the average daily net assets attributable to the Class A, Class B and Class C shares.
   Effective October 1, 1998, the Distribution Plans and Dealer Service Plans were combined into Distribution and Service Plans. Under the Distribution and Service Plans, Goldman Sachs and or Authorized Dealers are entitled to a monthly fee for distribution and shareholder maintenance services equal, on an annual basis, to .25%, 1.00% and 1.00% of the average daily net assets at-tributable to Class A, Class B and Class C shares, respectively.
   Goldman Sachs also serves as the Transfer Agent of the Fund for a fee. Ef-fective October 1, 1998, fees charged for such transfer agency services are calculated daily and payable monthly at an annual rate as follows: .19% of average daily net assets for Class A, Class B and Class C shares and .04% of average daily net assets for Institutional and Service Class shares.
   The Trust, on behalf of the Fund, has adopted a Service Plan. This plan al-lows for Service shares to compensate service organizations for providing va-rying levels of account administration and shareholder liaison services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations in an amount up to .50% (on a annualized basis), of the average daily net asset value of the Service shares.
   At October 31, 1998, the Fund owed approximately $293,000, $112,000 and $84,000 for Management, Distribution and Service and Transfer Agent Fees, re-spectively.

 4. PORTFOLIO SECURITIES TRANSACTIONS

 Purchase and proceeds of sales or maturities of long-term securities for the year ended October 31, 1998, were $680,062,284 and $475,784,159, respective-
 ly.
   At October 31, 1998, the Fund had outstanding forward foreign currency ex-change contracts, to sell foreign currencies as follows:

                                         VALUE ON
 FOREIGN CURRENCY                       SETTLEMENT    CURRENT   UNREALIZED
 SALE CONTRACTS                            DATE        VALUE    GAIN/(LOSS)
 ---------------------------------------------------------------------------
 British Pound Sterling
 expiring 11/30/98                      $ 5,170,351 $ 5,246,526 $   (76,175)
 expiring 9/15/99                         3,632,843   3,716,016     (83,173)
 Deutsche Mark
 expiring 11/2/98                            51,161      55,678      (4,517)
 expiring 11/16/98                           67,114      71,218      (4,104)
 expiring 11/30/98                          403,839     432,776     (28,937)
 expiring 1/15/99                           186,775     203,230     (16,455)
 expiring 2/1/99                            234,387     252,988     (18,601)
 expiring 4/15/99                           639,791     634,369       5,422
 expiring 4/30/99                           293,345     314,762     (21,417)
 expiring 5/3/99                             51,559      56,077      (4,518)
 expiring 5/17/99                            67,330      71,314      (3,984)
 expiring 6/1/99                          7,479,649   7,975,918    (496,269)
 expiring 7/15/99                           179,365     194,695     (15,330)
 expiring 8/2/99                          6,729,648   7,268,776    (539,128)
 expiring 10/15/99                       10,596,658  10,506,386      90,272
 expiring 11/1/99                         7,147,403   7,655,073    (507,670)
 expiring 11/15/99                        1,513,963   1,601,294     (87,331)
 expiring 11/29/99                        1,869,812   2,035,029    (165,217)
 expiring 1/18/00                         4,141,603   4,487,936    (346,333)
 French Franc
 expiring 11/4/98                         4,389,417   4,648,211    (258,794)
 ---------------------------------------------------------------------------
 TOTAL FOREIGN CURRENCY SALE CONTRACTS  $54,846,013 $57,428,272 $(2,582,259)
 ---------------------------------------------------------------------------

GOLDMAN SACHS HIGH YIELD FUND

Notes to Financial Statements
October 31, 1998

   The contractual amounts of forward foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk. The mea-surement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. At October 31, 1998, the Fund had sufficient cash and/or securities to cover any commitments under these contracts.
   The Fund has recorded a "Receivable for forward foreign currency exchange contracts" and "Payable for forward foreign currency exchange contracts" re-sulting from open forward foreign currency exchange contracts of $95,694 and $2,677,953, respectively, in the accompanying Statement of Assets and Liabil-ities.

 5. REPURCHASE AGREEMENTS

 During the term of a repurchase agreement, the value of the underlying secu-rities, including accrued interest, is required to equal or exceed the value of the repurchase agreement. The underlying securities for all repurchase agreements are held in safekeeping at the Fund's custodian.

 6. JOINT REPURCHASE AGREEMENT ACCOUNT

 The Fund, together with other registered investment companies having manage-ment agreements with GSAM, transfers uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agree-ments. At October 31, 1998, the Fund had an undivided interest in the repur-chase agreement in the following joint account which equaled $45,200,000 in principal amount. At October 31, 1998, the following repurchase agreements held in this joint account were fully collateralized by U.S. Treasury and agency obligations.

                           PRINCIPAL   INTEREST MATURITY   AMORTIZED
                             AMOUNT      RATE     DATE        COST
 ----------------------------------------------------------------------
  CS FIRST BOSTON CORP.   $ 25,000,000   5.50%  11/02/98 $   25,000,000
 ----------------------------------------------------------------------
  NATIONSBANC MONTGOMERY
   SECURITIES LLC          800,000,000   5.65   11/02/98    800,000,000
 ----------------------------------------------------------------------
  CHASE MANHATTAN BANK     600,000,000   5.60   11/02/98    600,000,000
 ----------------------------------------------------------------------
  TOTAL JOINT REPURCHASE AGREEMENT ACCOUNT               $1,425,000,000
 ----------------------------------------------------------------------

 8. LINE OF CREDIT FACILITY

 The Fund participates in a $250,000,000 uncommitted, unsecured revolving line of credit facility. In addition, the Fund participates in a $50,000,000 com-mitted, unsecured revolving line of credit facility. Both facilities are to be used solely for temporary or emergency purposes. Under the most restric-tive arrangement, the Fund must own securities having a market value in ex-cess of 300% of the total bank borrowings. The interest rate on borrowings is based on the federal funds rate. The committed facility also requires a fee to be paid by the Fund based on the amount of the commitment which has not been utilized. For the year ended October 31, 1998, the Fund did not have any borrowings under these facilities.

 9. CERTAIN RECLASSIFICATIONS

 In accordance with Statement of Position 93-2, the Fund has reclassified $711,605 from accumulated undistributed net investment income to accumulated net realized loss. In addition, the Fund has reclassified $152,089 and $183,126 from accumulated net realized loss to paid-in capital and accumu-lated undistributed net investment income, respectively. These reclassifica-tions have no impact on the net asset value of the Funds and are designed to present the Fund's capital accounts on a tax basis.

                                                   GOLDMAN SACHS HIGH YIELD FUND


 10. SUMMARY OF SHARE TRANSACTIONS

 Share activity for the year ended October 31, 1998 and the period ended Octo-ber 31, 1997 is as follows:

                          FOR THE YEAR ENDED OCTOBER 31, 1998    FOR THE PERIOD ENDED OCTOBER 31, 1997(A)
                            -------------------------------------------------------------------------------
                                    SHARES             DOLLARS               SHARES                DOLLARS
 ----------------------------------------------------------------------------------------------------------
   CLASS A SHARES
  Sales                         20,547,277  $      201,740,256           33,312,862  $         332,722,875
  Reinvestment of
  dividends and
  distributions                  2,130,085          21,255,656              337,850              3,381,418
  Shares repurchased           (11,530,271)       (111,870,637)            (964,546)            (9,674,791)
                            -------------------------------------------------------------------------------
                                11,147,091         111,125,275           32,686,166            326,429,502
 ----------------------------------------------------------------------------------------------------------
   CLASS B SHARES
  Sales                          2,759,954          27,841,336            1,031,591             10,350,661
  Reinvestment of
  dividends and
  distributions                     81,407             806,446                4,944                 49,476
  Shares repurchased              (682,765)         (6,734,611)              (2,707)               (27,285)
                            -------------------------------------------------------------------------------
                                 2,158,596          21,913,171            1,033,828             10,372,852
 ----------------------------------------------------------------------------------------------------------
   CLASS C SHARES
  Sales                          1,861,343          18,919,754              179,285              1,804,260
  Reinvestment of
  dividends and
  distributions                     29,086             287,624                  834                  8,342
  Shares repurchased            (1,138,437)        (11,521,691)                (494)                (4,940)
                            -------------------------------------------------------------------------------
                                   751,992           7,685,687              179,625              1,807,662
 ----------------------------------------------------------------------------------------------------------
   INSTITUTIONAL SHARES
  Sales                         11,706,944         113,387,326                  150                  1,501
  Reinvestment of
  dividends and
  distributions                     75,487             720,684                    3                     28
  Shares repurchased            (1,145,389)        (11,673,396)                  --                     --
                            -------------------------------------------------------------------------------
                                10,637,042         102,434,614                  153                  1,529
 ----------------------------------------------------------------------------------------------------------
   SERVICE SHARES
  Sales                             51,049             515,000                  152                  1,517
  Reinvestment of
  dividends and
  distributions                        743               7,065                    1                     10
  Shares repurchased                (3,209)            (29,069)                  --                     --
                            -------------------------------------------------------------------------------
                                    48,583             492,996                  153                  1,527
 ----------------------------------------------------------------------------------------------------------
   NET INCREASE                 24,743,304  $      243,651,743           33,899,925  $         338,613,072
 ----------------------------------------------------------------------------------------------------------

 (a) Commencement of operations was August 1, 1997 for all classes except Class C, which commenced operations August 15, 1997.

GOLDMAN SACHS HIGH YIELD FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period


                                    INCOME (LOSS) FROM INVESTMENT
                                            OPERATIONS(A)            DISTRIBUTIONS TO SHAREHOLDERS
                                   ------------------------------- ----------------------------------
                                                  NET REALIZED
                                                 AND UNREALIZED                              FROM
                         NET ASSET               GAIN (LOSS) ON       FROM    IN EXCESS  NET REALIZED NET INCREASE
                          VALUE,      NET        INVESTMENT AND       NET       OF NET     GAIN ON     (DECREASE)
                         BEGINNING INVESTMENT   FOREIGN CURRENCY   INVESTMENT INVESTMENT  INVESTMENT     IN NET
                         OF PERIOD   INCOME   RELATED TRANSACTIONS   INCOME     INCOME   TRANSACTIONS ASSET VALUE
 FOR THE YEAR ENDED OCTOBER 31,
  1998 - Class A Shares   $ 9.97     $0.82           $(0.85)         $(0.78)    $   --       $--         $(0.81)
  1998 - Class B Shares     9.97      0.75            (0.86)          (0.70)        --        --          (0.81)
  1998 - Class C Shares     9.97      0.75            (0.86)          (0.70)        --        --          (0.81)
  1998 - Institutional
  Shares                    9.97      0.84            (0.83)          (0.81)        --        --          (0.80)
  1998 - Service Shares     9.97      0.80            (0.84)          (0.76)        --        --          (0.80)
 FOR THE PERIOD ENDED OCTOBER 31,
  1997 - Class A Shares
  (commenced August 1)     10.00      0.17            (0.02)          (0.17)     (0.01)       --          (0.03)
  1997 - Class B Shares
  (commenced August 1)     10.00      0.15            (0.02)          (0.15)     (0.01)       --          (0.03)
  1997 - Class C Shares
  (commenced August 15)     9.97      0.14             0.01           (0.14)     (0.01)       --             --
  1997 - Institutional
  Shares (commenced
  August 1)                10.00      0.18            (0.02)          (0.18)     (0.01)       --          (0.03)
  1997 - Service Shares
  (commenced August 1)     10.00      0.17            (0.02)          (0.17)     (0.01)       --          (0.03)
 -----------------------------------------------------------------------------------------------------------------

 (a) Includes the balancing effect of calculating per share amounts.
 (b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of period and no sales charge. Total return would be reduced if a sales or redemption charge was taken into account.
 (c) Annualized.
 (d) Not annualized.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                   GOLDMAN SACHS HIGH YIELD FUND

                                                                                   RATIOS ASSUMING
                                                                             NO VOLUNTARY WAIVER OF FEES
                                                                                OR EXPENSE LIMITATIONS
                                                                             ------------------------------------

                                                                 RATIO OF                            RATIO OF
                                      NET ASSETS   RATIO OF   NET INVESTMENT   RATIO OF           NET INVESTMENT
  NET ASSET               PORTFOLIO   AT END OF  NET EXPENSES     INCOME     EXPENSES TO              INCOME
  VALUE, END   TOTAL      TURNOVER      PERIOD    TO AVERAGE    TO AVERAGE     AVERAGE              TO AVERAGE
  OF PERIOD     RETURN(B)   RATE      (IN 000S)   NET ASSETS    NET ASSETS    NET ASSETS            NET ASSETS

    $9.16       (0.70)%    113.44%     $401,626      1.09%         8.25%                 1.36%                  7.98%
     9.16       (1.43)     113.44        29,256      1.84          7.61                  1.88                   7.57
     9.16       (1.43)     113.44         8,532      1.84          7.61                  1.88                   7.57
     9.17       (0.32)     113.44        97,547      0.84          9.47                  0.88                   9.43
     9.17       (0.79)     113.44           447      1.34          9.17                  1.38                   9.13

     9.97        1.50(d)    44.80(d)    325,911      0.95(c)       7.06(c)               1.57(c)                6.44(c)
     9.97        1.31(d)    44.80(d)     10,308      1.70(c)       6.28(c)               2.07(c)                5.91(c)
     9.97        1.46(d)    44.80(d)      1,791      1.70(c)       6.17(c)               2.07(c)                5.80(c)
     9.97        1.58(d)    44.80(d)          2      0.70(c)       7.16(c)               1.07(c)                6.79(c)
     9.97        1.46(d)    44.80(d)          2      1.20(c)       6.69(c)               1.57(c)                6.32(c)
-----------------------------------------------------------------------------------------------------------------------

GOLDMAN SACHS HIGH YIELD FUND

Report of Independent Public Accountants

 To the Shareholders and Board of Trustees of Goldman Sachs Trust -- High Yield Fund:

 We have audited the accompanying statement of assets and liabilities of the Goldman Sachs High Yield Fund, one of the portfolios constituting Goldman Sachs Trust -- Fixed Income Funds (a Delaware Business Trust), including the statement of investments, as of October 31, 1998, and the related statement of operations and the statements of changes in net assets and the financial highlights for the periods presented. These financial statements and the fi-nancial highlights are the responsibility of the Fund's management. Our re-sponsibility is to express an opinion on these financial statements and the financial highlights based on our audit.

 We conducted our audit in accordance with generally accepted auditing stan-dards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the finan-cial statements. Our procedures included confirmation of securities owned as of October 31, 1998 by correspondence with the custodian and brokers. An au-dit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

 In our opinion, the financial statements and the financial highlights re-ferred to above present fairly, in all material respects, the financial posi-tion of Goldman Sachs High Yield Fund as of October 31, 1998, the results of its operations and the changes in its net assets and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.

                                   ARTHUR ANDERSEN LLP
 Boston, Massachusetts
 December 11, 1998

                                      GOLDMAN SACHS SHORT DURATION TAX-FREE FUND
Performance Summary
October 31, 1998

 The following graph shows the value as of October 31, 1998, of a $10,000 investment made in Institutional shares on October 1, 1992 (commencement of operations). For comparative purposes, the performance of the Fund's benchmark (the Lehman Brothers 3-Year Municipal Bond Index ("Lehman 3-Year Muni Bond Index")) is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor's shares, when redeemed, to be worth more or less than their original cost. Performance of Class A, Class B, Class C, Administration and Service shares will vary from the Institutional shares due to differences in fees and loads.

 SHORT DURATION TAX-FREE FUND'S LIFETIME PERFORMANCE

 GROWTH OF A $10,000 INVESTMENT, DISTRIBUTIONS REINVESTED OCTOBER 1, 1992 TO OCTOBER 31, 1998.

                           [LINE GRAPH APPEARS HERE]

Date             SDTF Institutional         Lehman 3-Year
                                            Muni Bond Index

10/1/92                  10000                  10000
 10/92                    9966                   9961
 11/92                   10041                  10031
 12/92                   10127                  10091
  1/93                   10199                  10167
  2/93                   10406                  10326
  3/93                   10350                  10295
  4/93                   10425                  10355
  5/93                   10427                  10383
  6/93                   10512                  10449
  7/93                   10504                  10455
  8/93                   10590                  10552
  9/93                   10656                  10598
 10/93                   10667                  10620
 11/93                   10643                  10607
 12/93                   10755                  10718
  1/94                   10841                  10805
  2/94                   10703                  10704
  3/94                   10562                  10575
  4/94                   10627                  10637
  5/94                   10632                  10687
  6/94                   10618                  10690
  7/94                   10710                  10779
  8/94                   10738                  10818
  9/94                   10715                  10791
 10/94                   10685                  10765
 11/94                   10685                  10746
 12/94                   10707                  10792
  1/95                   10726                  10881
  2/95                   10831                  10997
  3/95                   10879                  11096
  4/95                   10909                  11133
  5/95                   11053                  11304
  6/95                   11087                  11331
  7/95                   11191                  11451
  8/95                   11271                  11540
  9/95                   11287                  11573
 10/95                   11325                  11627
 11/95                   11399                  11702
 12/95                   11428                  11751
  1/96                   11548                  11842
  2/96                   11575                  11845
  3/96                   11521                  11816
  4/96                   11526                  11830
  5/96                   11532                  11841
  6/96                   11597                  11912
  7/96                   11650                  11978
  8/96                   11681                  11996
  9/96                   11758                  12069
 10/96                   11836                  12153
 11/96                   11949                  12266
 12/96                   11967                  12272
  1/97                   12007                  12326
  2/97                   12062                  12387
  3/97                   11995                  12322
  4/97                   12062                  12375
  5/97                   12153                  12476
  6/97                   12232                  12549
  7/97                   12359                  12699
  8/97                   12340                  12673
  9/97                   12432                  12764
 10/97                   12475                  12820
 11/97                   12518                  12857
 12/97                   12610                  12945
  1/98                   12690                  13030
  2/98                   12721                  13057
  3/98                   12750                  13078
  4/98                   12729                  13060
  5/98                   12848                  13182
  6/98                   12878                  13226
  7/98                   12909                  13274
  8/98                   13016                  13403
  9/98                   13085                  13489
 10/98                   13129                  13553

                                           SINCE INCEPTION
                                              OF CLASS     FIVE YEARS ONE YEAR
  AVERAGE ANNUAL TOTAL RETURN THROUGH OCTOBER 31, 1998
  CLASS A (COMMENCED MAY 1, 1997)
  Excluding sales charges                       5.59%             n/a    4.97%
  Including sales charges                       4.20%             n/a    2.83%
 -----------------------------------------------------------------------------
  CLASS B (COMMENCED MAY 1, 1997)
  Excluding sales charges                       4.89%             n/a    4.25%
  Including sales charges                       4.21%             n/a    2.18%
 -----------------------------------------------------------------------------
  CLASS C (COMMENCED AUGUST 15, 1997)
  Excluding sales charges                       4.26%             n/a    4.19%
  Including sales charges                       4.26%             n/a    3.16%
 -----------------------------------------------------------------------------
  INSTITUTIONAL CLASS (COMMENCED OCTOBER
  1, 1992)                                      4.57%           4.24%    5.25%
 -----------------------------------------------------------------------------
  ADMINISTRATION CLASS (COMMENCED MAY 20,
  1993)                                         4.08%           3.98%    4.99%
 -----------------------------------------------------------------------------
  SERVICE CLASS (COMMENCED SEPTEMBER 20,
  1994)                                         4.55%             n/a    4.73%
 -----------------------------------------------------------------------------

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND
Statement of Investments
October 31, 1998

   PRINCIPAL             INTEREST                      MATURITY
    AMOUNT                 RATE                          DATE                             VALUE
  DEBT OBLIGATIONS - 82.4%
  ALABAMA - 1.3%
  Alabama Building Renovation Finance Authority Building Renovation RB
  Series 1990 (A2/A+)
  $ 1,000,000              7.40%                      09/01/2006                     $ 1,080,560
 -----------------------------------------------------------------------------------------------
  ARIZONA - 4.3%
  Mesa IDA Health Care Facilities (BIGI) (AAA/Aaa)
  $   890,000              7.50%                      01/01/2004                     $   912,980
  Tempe Union High School District No. 213 GO Series 1998 (FGIC) (AAA/Aaa)
    2,500,000              6.00                       07/01/2003                       2,734,000
 -----------------------------------------------------------------------------------------------
                                                                                     $ 3,646,980
 -----------------------------------------------------------------------------------------------
  CALIFORNIA - 2.3%
  ABAG Finance Authority for Non-Profit Corporations Refunding Bond (BBB)
  $   900,000              5.25%                      10/01/2007                     $   918,270
  Sacramento County Housing Authority MF Hsg. RB for Rancho Natomas
  Apartments (LOC) (A1)
    1,000,000              4.80                       12/15/2007                       1,000,000
 -----------------------------------------------------------------------------------------------
                                                                                     $ 1,918,270
 -----------------------------------------------------------------------------------------------
  COLORADO - 2.8%
  Denver City & County Airport Prerefunded RB Series 1992 A (AAA/Baa1)
  $ 2,000,000              7.50%                      11/15/2006                     $ 2,316,620
 -----------------------------------------------------------------------------------------------
  FLORIDA - 1.5%
  Broward County GO Series 1986 (Aa2)
  $ 1,000,000             12.50%                      01/01/2002                     $ 1,258,220
 -----------------------------------------------------------------------------------------------
  ILLINOIS - 10.0%
  Illinois Health Facilities Authority Highland Park Hospital, Series A
  (FGIC) (AAA/Aaa)
  $ 1,000,000              5.20%                      10/01/2001                     $ 1,045,460
  Illinois Housing Development Authority Series 1991 A (A+/A1)
    1,000,000              7.90                       07/01/1999                       1,022,770
  Illinois Municipal Electric Power RB Series 1998 (FSA) (AAA/Aaa)
    2,095,000              4.75                       02/01/2003                       2,178,716
  Regional Transportation Authority Prerefunded RB Series 1994 D (FGIC)
  (AAA/Aaa)
    2,000,000              6.75                       06/01/2025                       2,309,840
  Southern Illinois University Housing & Auxiliary Facility RB Series 1996
  A (MBIA) (AAA/Aaa)
    1,730,000              5.00                       04/01/2003                       1,812,037
 -----------------------------------------------------------------------------------------------
                                                                                     $ 8,368,823
 -----------------------------------------------------------------------------------------------
  IOWA - 5.4%
  Davenport Hospital Facility Prerefunded RB for Mercy Hospital Series 1992
  (MBIA) (AAA/Aaa)
  $ 4,040,000              6.63%                      07/01/2014                     $ 4,511,266
 -----------------------------------------------------------------------------------------------

   PRINCIPAL             INTEREST                      MATURITY
    AMOUNT                 RATE                          DATE                             VALUE
  DEBT OBLIGATIONS - (CONTINUED)
  KENTUCKY - 2.5%
  Kentucky State Property and Building Commission RB (A+/A2)
  $ 2,000,000              6.10%                      10/01/2001                     $ 2,128,280
 -----------------------------------------------------------------------------------------------
  LOUISIANA - 3.9%
  Lafayette Parish Public School Board Sales Tax RB (FGIC) (AAA/Aaa)
  $ 2,000,000              6.00%                      04/01/2004                     $ 2,209,680
  Louisiana Offshore Deepwater Port Authority Term B RB (A/Baa1)
    1,000,000              5.85                       09/01/2000                       1,032,540
 -----------------------------------------------------------------------------------------------
                                                                                     $ 3,242,220
 -----------------------------------------------------------------------------------------------
  MARYLAND - 3.2%
  Maryland Health and Higher Educational Facilities Authority RB (LOC) (A)
  $ 1,000,000              4.75%                      07/01/2021                     $ 1,015,330
  Maryland State Health and Higher Educational Facilities Authority (A-)
    1,600,000              5.50                       01/01/2021                       1,671,904
 -----------------------------------------------------------------------------------------------
                                                                                     $ 2,687,234
 -----------------------------------------------------------------------------------------------
  MASSACHUSETTS - 3.3%
  Massachusetts Bay Transportation Authority Prerefunded RB Series 1994 B
  (AA-/Aa3)
  $ 2,500,000              5.88%                      03/01/2019                     $ 2,769,525
 -----------------------------------------------------------------------------------------------
  MISSOURI - 2.0%
  St. Louis Municipal Finance Leasehold Series A RB (LOC) (A/Aa3)
  $ 1,655,000              5.30%                      07/15/2002                     $ 1,719,512
 -----------------------------------------------------------------------------------------------
  NEBRASKA - 2.5%
  Nebraska Public Power District RB Series 1998 A (MBIA) (AAA/Aaa)
  $ 2,000,000              5.00%                      01/01/2002                     $ 2,072,500
 -----------------------------------------------------------------------------------------------
  NEVADA - 1.5%
  Nevada State Colorado River Community Prerefunded RB Series 1994 (AA/AAA)
  $ 1,130,000              6.50%                      07/01/2019                     $ 1,283,816
 -----------------------------------------------------------------------------------------------
  NEW JERSEY - 2.6%
  Monmouth County Import Authority Sewage Facility Prerefunded RB Series
  1991 (MBIA) (AAA/Aaa)
  $ 2,000,000              6.75%                      02/01/2013                     $ 2,173,560
 -----------------------------------------------------------------------------------------------
  NEW YORK - 17.9%
  Metropolitan Transportation Authority Transit Facilities Prefunded RB
  Series J (FGIC) (AAA/Aaa)
  $ 1,650,000              6.38%                      07/01/2010                     $ 1,828,481
  New York City Prerefunded GO Series 1992 C (MBIA) (AAA/AAA)
    3,000,000              6.38                       08/01/2006                       3,317,040
 -----------------------------------------------------------------------------------------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

  PRINCIPAL             INTEREST                      MATURITY
    AMOUNT                RATE                          DATE                             VALUE
  DEBT OBLIGATIONS - (CONTINUED)
  NEW YORK - (CONTINUED)
  New York State Dorm Authority RB Series 1998 (AAA)
  $3,050,000             5.50%                       02/15/2003                     $ 3,244,102
  New York State Medical Care RB (MBIA) (AAA/Aaa)
   1,520,000             6.00                        08/15/2003                       1,663,625
  New York State Power Authority Prerefunded RB Series 1991 Z (AAA/AAA)
   3,000,000             6.50                        01/01/2019                       3,301,470
  Yonkers GO Series C (FGIC) (AAA/Aaa)
   1,500,000             6.00                        08/01/2003                       1,636,575
 ----------------------------------------------------------------------------------------------
                                                                                    $14,991,293
 ----------------------------------------------------------------------------------------------
  OHIO - 2.8%
  Ohio State Building Authority RB Series 1996 A (AA-/Aa3)
  $2,255,000             5.00%                       10/01/2002                     $ 2,352,348
 ----------------------------------------------------------------------------------------------
  PENNSYLVANIA - 4.7%
  Bethlehem Pennsylvania Area School District GO Series 1997 (FGIC)
  (AAA/Aaa)
  $1,715,000             5.00%                       09/01/2003                     $ 1,801,951
  Philadelphia GO Series 1996 (MBIA) (AAA/Aaa)
   2,005,000             6.00                        05/15/2002                       2,154,232
 ----------------------------------------------------------------------------------------------
                                                                                    $ 3,956,183
 ----------------------------------------------------------------------------------------------
  TENNESSEE - 1.8%
  Clarksville Public Building Authority (AA)
  $1,500,000             4.75%                       12/01/2000                     $ 1,534,153
 ----------------------------------------------------------------------------------------------
  TEXAS - 3.2%
  Edinburg Consolidated Independent School District Public Facilities
  Corp. Lease RB (AMBAC) (AAA)
  $1,810,000             5.00%                       08/15/2001                     $ 1,874,925
  Memorial Villages Water Authority RB (Aa)
     760,000             7.00                        09/01/2000                         793,653
 ----------------------------------------------------------------------------------------------
                                                                                    $ 2,668,578
 ----------------------------------------------------------------------------------------------
  WISCONSIN - 2.9%
  Milwaukee County Series 1997 A (MBIA) (AAA/Aaa)
  $1,030,000             5.25%                       10/01/2003                     $ 1,094,509
  Wisconsin State Health and Educational Facility RB for Medical College
  of Wisconsin Series 1993 (A)
   1,240,000             5.30                        12/01/2003                       1,301,901
 ----------------------------------------------------------------------------------------------
                                                                                    $ 2,396,410
 ----------------------------------------------------------------------------------------------
  TOTAL DEBT OBLIGATIONS
  (COST $68,432,892)                                                                $69,076,351

 ------------------------------------------------------------------------------

  PRINCIPAL             INTEREST                      MATURITY
    AMOUNT                RATE                          DATE                             VALUE
  SHORT-TERM OBLIGATIONS - 14.7%
  ALABAMA - 2.5%
  Columbia Alabama Power Co. Series D VRDN (A/A2)(a)
  $2,100,000              3.60%                      11/02/1998                     $ 2,100,000
 ----------------------------------------------------------------------------------------------
  GEORGIA - 2.0%
  Burke County PCRB for Georgia Power Co. Second Series (A+/A1)(a)
  $1,700,000              3.70%                      11/02/1998                     $ 1,700,000
 ----------------------------------------------------------------------------------------------
  INDIANA - 1.8%
  Jasper County PCRB for Nipsco Series 1994 C (A/A2)(a)
  $1,500,000              3.75%                      11/02/1998                     $ 1,500,000
 ----------------------------------------------------------------------------------------------
  MICHIGAN - 1.9%
  Michigan Strategic Funding Limited Obligation for Dow Chemical Series
  1994 (A/A1)(a)
  $1,600,000              3.75%                      11/02/1998                     $ 1,600,000
 ----------------------------------------------------------------------------------------------
  NEW YORK - 2.9%
  New York State Energy Research & Development Authority PCRB for New York
  State Electric & Gas Series 1994 C (AA+)(a)
  $2,400,000              3.60%                      11/02/1998                     $ 2,400,000
 ----------------------------------------------------------------------------------------------
  TEXAS - 2.8%
  Harris County Health Facilities Development Corp. RB for St. Luke's
  Episcopal Hospital Series 1997 B (AA)(a)
  $2,300,000              3.65%                      11/02/1998                     $ 2,300,000
 ----------------------------------------------------------------------------------------------
  WYOMING - 0.8%
  Sweetwater County PCRB for Idaho Power Co. Series 1998 C (A/A3)(a)
  $  700,000              3.75%                      11/02/1998                     $   700,000
 ----------------------------------------------------------------------------------------------
  TOTAL SHORT-TERM OBLIGATIONS
  (COST $12,300,000)                                                                $12,300,000
 ----------------------------------------------------------------------------------------------
  TOTAL INVESTMENTS
  (COST $80,732,892)(B)                                                             $81,376,351

 ------------------------------------------------------------------------------

      THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND
Statement of Investments (continued)
October 31, 1998

 ----------------------------------------------------------------------------
  FEDERAL INCOME TAX INFORMATION:
  Gross unrealized gain for investments in which value
  exceeds cost                                                      $679,975
  Gross unrealized loss for investments in which cost exceeds
  value                                                              (36,516)
 ----------------------------------------------------------------------------
  Net unrealized gain                                               $643,459
 ----------------------------------------------------------------------------

 (a) Securities with "Put" features with resetting interest rates. Maturity dates disclosed are the next interest reset dates.

 (b) The amount stated also represents aggregate cost for federal income tax purposes.

 The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

 -------------------------------------------------------------
  INVESTMENT
   ABBREVIATIONS:
  AMBAC   --Insured by American Municipal Bond Assurance Corp.
  BIGI    --Insured by Bond Investors Guaranty Corporation
  FGIC    --Insured by Financial Guaranty Insurance Co.
  FSA     --Insured by Financial Security Assurance Co.
  GO      --General Obligation
  IDA     --Industrial Development Authority
  LOC     --Letter of Credit
  MBIA    --Insured by Municipal Bond Investors Assurance
  MF Hsg. --Multi-Family Housing
  PCRB    --Pollution Control Revenue Bond
  RB      --Revenue Bond
  VRDN    --Variable Rate Demand Note
 -------------------------------------------------------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                             GOLDMAN SACHS MUNICIPAL INCOME FUND
Performance Summary
October 31, 1998

The following graph shows the value as of October 31, 1998, of a $10,000 investment made (with the maximum sales charge of 4.5%) in Class A shares on August 1, 1993. For comparative purposes, the performance of the Fund's benchmark (the Lehman Brothers 15-Year Municipal Bond Index ("Lehman 15-Year Muni Index")) is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctu-ate with changes in market conditions. These performance fluctuations will cause an investor's shares, when redeemed, to be worth more or less than their original cost. Performance of Class B, Class C, Institutional and Serv-ice shares will vary from Class A due to differences in fees and loads.

MUNICIPAL INCOME FUND'S LIFETIME PERFORMANCE
GROWTH OF A $10,000 INVESTMENT, DISTRIBUTIONS REINVESTED AUGUST 1, 1993 TO OCTOBER 31, 1998.(A)


Date                  Municipal Income Class A    Lehman
                                                 15-Year
                                                Muni Index

8/1/93                          9550             10000
  8/93                          9786             10237
  9/93                          9926             10374
 10/93                          9983             10389
 11/93                          9891             10293
 12/93                         10082             10538
  1/94                         10202             10677
  2/94                          9933             10355
  3/94                          9459              9863
  4/94                          9514              9974
  5/94                          9591             10077
  6/94                          9542             10003
  7/94                          9753             10201
  8/94                          9776             10233
  9/94                          9613             10061
 10/94                          9433              9862
 11/94                          9245              9651
 12/94                          9468              9889
  1/95                          9774             10223
  2/95                          9972             10560
  3/95                         10085             10691
  4/95                         10105             10695
  5/95                         10406             11066
  6/95                         10277             10940
  7/95                         10348             11045
  8/95                         10494             11213
  9/95                         10573             11314
 10/95                         10734             11478
 11/95                         10936             11682
 12/95                         11068             11804
  1/96                         11224             11913
  2/96                         11134             11836
  3/96                         10920             11662
  4/96                         10870             11611
  5/96                         10851             11601
  6/96                         10981             11733
  7/96                         11071             11857
  8/96                         11074             11855
  9/96                         11235             12009
 10/96                         11394             12169
 11/96                         11621             12422
 12/96                         11570             12353
  1/97                         11608             12398
  2/97                         11741             12526
  3/97                         11584             12349
  4/97                         11687             12471
  5/97                         11833             12669
  6/97                         11993             12823
  7/97                         12390             13236
  8/97                         12214             13086
  9/97                         12392             13252
 10/97                         12446             13340
 11/97                         12534             13428
 12/97                         12777             13657
  1/98                         12907             13825
  2/98                         12912             13821
  3/98                         12899             13832
  4/98                         12822             13767
  5/98                         13045             14012
  6/98                         13087             14074
  7/98                         13098             14100
  8/98                         13297             14347
  9/98                         13447             14556
 10/98                         13416             14537


                                         SINCE INCEPTION
                                            OF CLASS     FIVE YEARS ONE YEAR
  AVERAGE ANNUAL TOTAL RETURN THROUGH OCTOBER 31, 1998
  CLASS A (COMMENCED JULY 20, 1993)
  Excluding sales charges                     6.48%           6.09%    7.79%
  Including sales charges                     5.56%           5.11%    2.92%
 ---------------------------------------------------------------------------
  CLASS B (COMMENCED MAY 1, 1996)
  Excluding sales charges                     7.94%           n/a      6.91%
  Including sales charges                     6.76%           n/a      1.73%
 ---------------------------------------------------------------------------
  CLASS C (COMMENCED AUGUST 15, 1997)
  Excluding sales charges                     7.24%           n/a      6.98%
  Including sales charges                     7.24%           n/a      5.94%
 ---------------------------------------------------------------------------
  INSTITUTIONAL CLASS (COMMENCED AUGUST
  15, 1997)                                   8.39%           n/a      8.00%
 ---------------------------------------------------------------------------
  SERVICE CLASS (COMMENCED AUGUST 15,
  1997)                                       6.45%           n/a      7.68%
 ---------------------------------------------------------------------------

 (a) For comparative purposes, initial investments are assumed to be made on the first day of the month following the commencement of operations.

GOLDMAN SACHS MUNICIPAL INCOME FUND
Statement of Investments
October 31, 1998

  PRINCIPAL             INTEREST                      MATURITY
    AMOUNT                RATE                          DATE                             VALUE
  DEBT OBLIGATIONS - 98.0%
  ARIZONA - 4.5%
  Maricopa County MF Hsg. IDA RB (A)
  $1,795,000              5.85%                      01/01/2008                     $ 1,983,385
  Maricopa County United School District No. 41 RB (FSA) (AAA)
   2,500,000              6.25                       07/01/2015                       2,848,976
 ----------------------------------------------------------------------------------------------
                                                                                    $ 4,832,361
 ----------------------------------------------------------------------------------------------
  CALIFORNIA - 8.5%
  California State GO Bonds (A+/A1)
  $3,000,000              5.00%                      02/01/2014                     $ 3,066,090
  Carlsbad Unified School District GO Series 1997 (FGIC) (AAA/Aaa)(a)
   2,700,000              4.86                       11/01/2014                       1,253,313
  Orange County Public Finance Authority Waste Management Systems RB
  (AMBAC) (Aaa)
   2,110,000              5.25                       12/01/2013                       2,236,326
  Santa Clara County Housing Authority MF Hsg. RB for Orchard Glen Apart-
  ments Series 1998 (LOC) (AA)(b)
   2,500,000              4.50                       11/01/2007                       2,490,075
 ----------------------------------------------------------------------------------------------
                                                                                    $ 9,045,804
 ----------------------------------------------------------------------------------------------
  CONNECTICUT - 5.4%
  Connecticut State GO Bonds Series A (AA-/Aa3)
  $3,265,000              5.25%                      03/15/2013                     $ 3,439,482
  Mashantucket Western Pequot Tribe Prerefunded RB Series A (BBB-)(c)
   1,000,000              6.50                       09/01/2005                       1,141,550
  Mashantucket Western Pequot Tribe Unrefunded RB Series A (BBB-/Baa2)(c)
   1,000,000              6.50                       09/01/2005                       1,128,240
 ----------------------------------------------------------------------------------------------
                                                                                    $ 5,709,272
 ----------------------------------------------------------------------------------------------
  FLORIDA - 3.3%
  Escambia County Housing Authority (AMT) (Aaa)
  $  680,000              6.80%                      10/01/2015                     $   738,915
  Santa Rosa Bay Bridge Authority RB (BBB-)
   2,500,000              6.25                       07/01/2028                       2,780,250
 ----------------------------------------------------------------------------------------------
                                                                                    $ 3,519,165
 ----------------------------------------------------------------------------------------------
  HAWAII - 1.6%
  Hawaii GO Bond Series CA (FGIC) (AAA)
  $1,500,000              6.00%                      01/01/2009                     $ 1,704,795
 ----------------------------------------------------------------------------------------------
  ILLINOIS - 11.0%
  Chicago Midway Airport RB (MBIA) (AAA/Aaa)
  $2,500,000              5.50%                      01/01/2010                     $ 2,681,475
  Lake County Unified School District No. 116 GO (FSA) (AAA)
   1,000,000              7.60                       02/01/2013                       1,299,710
   2,000,000              7.60                       02/01/2014                       2,607,980
  Lake, Cook, Kane and McHenry County's Community Unit School District No.
  220 GO Bonds (FSA) (AAA/Aaa)
   2,465,000              6.20                       12/01/2012                       2,872,760
  Rock Island County School District No. 41 GO Series 1998 (FSA) (AAA)
   2,300,000              5.13                       12/01/2014                       2,341,469
 ----------------------------------------------------------------------------------------------
                                                                                    $11,803,394
 ----------------------------------------------------------------------------------------------

  PRINCIPAL             INTEREST                      MATURITY
    AMOUNT                RATE                          DATE                             VALUE
  DEBT OBLIGATIONS - (CONTINUED)
  INDIANA - 4.1%
  Indiana Bond Bank for Hendricks County RB (LOC) (AA-)
  $1,420,000              6.00%                      02/01/2012                     $ 1,537,945
  Indiana Transportation Airport Series A RB (AMBAC) (AAA/Aaa)
   2,500,000              6.00                       11/01/2011                       2,865,400
 ----------------------------------------------------------------------------------------------
                                                                                    $ 4,403,345
 ----------------------------------------------------------------------------------------------
  KENTUCKY - 1.0%
  Nelson County Industrial Building Mabex Universal Corp. Project (AMT)
  (LOC) (A3)
  $1,000,000              6.50%                      04/01/2005                     $ 1,089,220
 ----------------------------------------------------------------------------------------------
  LOUISIANA - 2.0%
  Orleans Levee District Improvement Bonds (FSA) (AAA/Aaa)
  $1,945,000              5.95%                      11/01/2015                     $ 2,161,906
 ----------------------------------------------------------------------------------------------
  MAINE - 0.6%
  Maine Educational Loan Authority RB Series A-1 (AMT) (Aaa)(d)
  $  640,000              6.80%                      12/01/2007                     $   687,699
 ----------------------------------------------------------------------------------------------
  MICHIGAN - 11.9%
  Birmingham Michigan City School District GO Bonds (AA+/Aa2)
  $3,500,000              5.25%                      11/01/2012                     $ 3,680,040
  Michigan Higher Education Facility RB for the Thomas M. Cooley Law
  School Series 1998 (LOC) (A+)
   4,000,000              5.40                       05/01/2018                       4,046,120
  Oakland County Econimic Development Corp. RB for Cranbrook Community Se-
  ries 1998 (Aa2)
   5,000,000              5.00                       11/01/2017                       4,975,500
 ----------------------------------------------------------------------------------------------
                                                                                    $12,701,660
 ----------------------------------------------------------------------------------------------
  MISSOURI - 2.0%
  St. Louis Municipal Finance Leasehold Series A RB (LOC) (A/Aa3)
  $2,100,000              5.30%                      07/15/2002                     $ 2,181,858
 ----------------------------------------------------------------------------------------------
  NEVADA - 1.9%
  Washoe County GO RB (MBIA) (AAA/Aaa)
  $2,000,000              5.00%                      06/01/2017                     $ 1,998,740
 ----------------------------------------------------------------------------------------------
  NEW MEXICO - 8.2%
  New Mexico Finance Authority Anticipation RB for Federal Highway Grant
  Series 1998 A (AMBAC) (AAA/Aaa)(d)
  $5,100,000              5.25%                      09/01/2014                     $ 5,295,687
  Santa Fe County Correctional System RB (FSA) (AAA/Aaa)
   3,000,000              6.00                       02/01/2027                       3,518,370
 ----------------------------------------------------------------------------------------------
                                                                                    $ 8,814,057
 ----------------------------------------------------------------------------------------------
  NEW YORK - 5.0%
  New York City Municipal Water Finance Authority Series B (MBIA)
  (AAA/Aaa)
  $3,000,000              5.50%                      06/15/2027                     $ 3,137,460
  New York State Dormatory RB for Department of Health Series 1996 (MBIA)
  (AAA)
   2,000,000              5.63                       07/01/2012                       2,154,160
 ----------------------------------------------------------------------------------------------
                                                                                    $ 5,291,620
 ----------------------------------------------------------------------------------------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                             GOLDMAN SACHS MUNICIPAL INCOME FUND

  PRINCIPAL             INTEREST                      MATURITY
    AMOUNT                RATE                          DATE                              VALUE
 DEBT OBLIGATIONS - (CONTINUED)
  NORTH DAKOTA - 2.1%
  Mercer County PCRB for Basin Electric & Power 2nd Series (AMBAC)
  (AAA/Aaa)
  $2,000,000              6.05%                      01/01/2019                     $  2,204,280
 -----------------------------------------------------------------------------------------------
  OHIO - 5.1%
  Cuyahoga County for Rock & Roll Hall of Fame RB
    $600,000              5.45%                      12/01/2005                     $    618,366
  Ohio State Turnpike Community RB Series 1998 A (FGIC) (AAA/Aaa)(d)
   4,500,000              5.50                       02/15/2017                        4,880,250
 -----------------------------------------------------------------------------------------------
                                                                                    $  5,498,616
 -----------------------------------------------------------------------------------------------
  PENNSYLVANIA - 5.3%
  Pennsylvania Higher Education RB for University of Pennsylvania Health
  Services Series 1998 A (MBIA) (AAA/Aaa)
  $2,040,000              5.38%                      01/01/2014                     $  2,123,926
  Philadelphia Gas Works RB Series 1998 B (FSA) (AAA/Aaa)
   3,420,000              5.38                       07/01/2015                        3,547,292
 -----------------------------------------------------------------------------------------------
                                                                                    $  5,671,218
 -----------------------------------------------------------------------------------------------
  TENNESSEE - 3.2%
  Dickson County GO Bonds (FGIC) (Aaa)
  $1,840,000              5.00%                      04/01/2016                     $  1,849,973
  McMinnville Housing Authority RB (A2)
   1,420,000              6.00                       10/01/2009                        1,519,783
 -----------------------------------------------------------------------------------------------
                                                                                    $  3,369,756
 -----------------------------------------------------------------------------------------------
  TEXAS - 6.1%
  East Texas Criminal Justice Facilities Financing Corp. Prerefunded RB
  (AMBAC) (AAA/Aaa)
  $2,000,000              5.75%                      11/01/2009                     $  2,200,600
  Lago Vista Independent School District Refunding Bonds Series 1997 (Aaa)
   1,000,000              5.50                       08/15/2027                        1,038,900
  Tarrant County Health Facilities Development Corp. RB (MBIA) (AAA/Aaa)
   3,000,000              5.75                       02/15/2015                        3,311,850
 -----------------------------------------------------------------------------------------------
                                                                                    $  6,551,350
 -----------------------------------------------------------------------------------------------
  WASHINGTON - 5.2%
  Chelan County Public Utility RB (MBIA) (AAA/Aaa)
  $2,500,000              6.35%                      07/01/2028                     $  2,838,050
  Washington State Public Power Supply System Series A RB (AMBAC) (AAA/Aaa)
   2,500,000              5.70                       07/01/2011                        2,718,000
 -----------------------------------------------------------------------------------------------
                                                                                    $  5,556,050
 -----------------------------------------------------------------------------------------------
  TOTAL DEBT OBLIGATIONS
  (COST $99,945,528)                                                                $104,796,166
 -----------------------------------------------------------------------------------------------

  PRINCIPAL             INTEREST                      MATURITY
   AMOUNT                 RATE                          DATE                              VALUE
 SHORT-TERM OBLIGATIONS - 2.6%
  GEORGIA - 1.7%
  Burke County IDA for Georgia Power Co. (A/A2)(e)
  $800,000                3.80%                      11/02/1998                     $    800,000
  Monroe County Development Authority PCRB (A2)(e)
   700,000                3.70                       11/02/1998                          700,000
  Monroe County PCRB for Georgia Power Company Series 1998-2 (A+/A1)(e)
   300,000                3.70                       11/02/1998                          300,000
 -----------------------------------------------------------------------------------------------
                                                                                    $  1,800,000
 -----------------------------------------------------------------------------------------------
  NEW YORK - 0.6%
  New York City IDRB for Nippon Cargo Airlines Co. Series 1998 (A-)(e)
  $400,000                4.25%                      11/02/1998                     $    400,000
  New York State Energy Research and Development PCRB for Niagara Mohawk
  Power Series 1998 A (AA)(e)
   300,000                3.70                       11/02/1998                          300,000
 -----------------------------------------------------------------------------------------------
                                                                                    $    700,000
 -----------------------------------------------------------------------------------------------
  WYOMING - 0.3%
  Sweetwater County PCRB for Idaho Power Co. Series 1998 C (A/A3)(e)
  $300,000                3.75%                      11/02/1998                     $    300,000
 -----------------------------------------------------------------------------------------------
  TOTAL SHORT-TERM OBLIGATIONS
  (COST $2,800,000)                                                                 $  2,800,000
 -----------------------------------------------------------------------------------------------
  TOTAL INVESTMENTS
  (COST $102,745,528)(F)                                                            $107,596,166
 -----------------------------------------------------------------------------------------------

 Futures contracts open at October 31, 1998 are as follows:

                           NUMBER OF
                           CONTRACTS   SETTLEMENT   UNREALIZED
           TYPE           (SHORT) (G)     MONTH        GAIN
  ----------------------  -----------  ----------   ----------
  Municipal Bond Futures     (47)     December 1998  $24,920
                                                     -------
                                                     $24,920
 -------------------------------------------------------------
 -------------------------------------------------------------

  FEDERAL INCOME TAX
  INFORMATION
  Gross unrealized gain for in-
  vestments in which
  value exceeds cost
           $4,875,731
  Gross unrealized loss for in-
  vestments in which
  cost exceeds value
              (25,093)
 ----------------------------------
  Net unrealized gain
           $4,850,638
 ----------------------------------

      THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

GOLDMAN SACHS MUNICIPAL INCOME FUND
Statement of Investments (continued)
October 31, 1998
 ------------------------------------------------------------------------------

 (a) The interest rate disclosed for this security represents effective yield to maturity.

 (b) When-issued security.

 (c) Securities are exempt from registration under rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounted to $2,269,790 as of October 31, 1998.

 (d) Portion of these securities are segregated for a when issued security, open futures contracts and futures margin requirements.

 (e) Securities with "Put" features with resetting interest rates. Maturity dates disclosed are the next interest reset dates.

 (f) The amount stated also represents aggregate cost for federal income tax purposes.

 (g) Each Municipal Bond Future contracts represents $100,000 in notional par value. The total notional amount and market value at risk are $4,700,000 and $5,897,031, respectively. The determination of notional amounts as presented here are indicative only of volume of activity and not a measure of market risk.

 The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------

  INVESTMENT ABBREVIATIONS:
  AMBAC   --Insured by American Municipal Bond Assurance Corp.
  AMT     --Alternative Minimum Tax
  FGIC    --Insured by Financial Guaranty Insurance Co.
  FSA     --Insured by Financial Security Assurance Co.
  GO      --General Obligation
  IDA     --Industrial Development Authority
  LOC     --Letter of Credit
  MBIA    --Insured by Municipal Bond Investors Assurance
  MF Hsg. --Multi-Family Housing
  PCRB    --Pollution Control Revenue Bond
  RB      --Revenue Bond
 -------------------------------------------------------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                    GOLDMAN SACHS TAX-FREE FUNDS
Statements of Assets and Liabilities
October 31, 1998

                                                   SHORT DURATION     MUNICIPAL
                                                    TAX-FREE FUND   INCOME FUND
 ASSETS:

  Investment in securities, at value (identified
  cost $80,732,892 and $102,745,528,
  respectively)                                       $81,376,351  $107,596,166
  Cash                                                    792,930       342,083
  Receivables:
  Investment securities sold                            1,901,021            --
  Interest                                              1,199,975     1,681,132
  Fund shares sold                                         46,316       366,727
  Variation margin                                             --        35,250
  Other assets                                            111,416       122,060
 ------------------------------------------------------------------------------
  TOTAL ASSETS                                         85,428,009   110,143,418
 ------------------------------------------------------------------------------
 LIABILITIES:

  Payables:
  Investment securities purchased                         701,790     2,801,080
  Income distribution                                      21,826       124,292
  Fund shares repurchased                                 731,482       117,519
  Amounts owed to affiliates                               41,014        98,711
  Accrued expenses and other liabilities                   88,771       103,715
 ------------------------------------------------------------------------------
  TOTAL LIABILITIES                                     1,584,883     3,245,317
 ------------------------------------------------------------------------------
 NET ASSETS:
  Paid in capital                                      86,792,633   101,765,249
  Accumulated undistributed net investment income          62,046       138,393
  Accumulated net realized gain (loss) on
  investment transactions                              (3,655,012)      118,901
  Net unrealized gain on investments and futures          643,459     4,875,558
 ------------------------------------------------------------------------------
  NET ASSETS                                          $83,843,126  $106,898,101
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
  Net asset value per share:(a)
  Class A                                                  $10.19        $15.47
  Class B                                                  $10.18        $15.47
  Class C                                                  $10.18        $15.47
  Institutional                                            $10.18        $15.47
  Administration                                           $10.18            --
  Service                                                  $10.18        $15.48
 ------------------------------------------------------------------------------
  Shares Outstanding:
  Class A                                               1,951,709     5,891,043
  Class B                                                  95,661       434,408
  Class C                                                 221,543       184,954
  Institutional                                         5,660,817       397,731
  Administration                                           51,537            --
  Service                                                 251,505           106
 ------------------------------------------------------------------------------
  Total Shares Outstanding, $.001 Par Value
  (unlimited number of shares authorized)               8,232,772     6,908,242
 ------------------------------------------------------------------------------

 (a) Maximum public offering price per share for Class A shares is $10.40 (NAV per share plus the maximum sales charge of 2.0%) and $16.20 (NAV per share plus the maximum sales charge of 4.5%) for Short Duration Tax-Free and Municipal Income, respectively. At redemption, Class B and Class C shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

      THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

GOLDMAN SACHS TAX-FREE FUNDS
Statements of Operations
For the Year Ended October 31, 1998


                                                  SHORT DURATION    MUNICIPAL
                                                   TAX-FREE FUND  INCOME FUND
  INVESTMENT INCOME:
  Interest                                            $2,059,329  $ 4,344,155
 -----------------------------------------------------------------------------
  TOTAL INCOME                                         2,059,329    4,344,155
 -----------------------------------------------------------------------------
  EXPENSES:
  Management fees                                        189,646      467,578
  Transfer agent fees                                    129,376      176,709
  Distribution and service fees(a)                        68,846      426,683
  Custodian fees                                          83,823       71,330
  Registration fees                                       64,947       98,906
  Professional fees                                       55,339       51,165
  Printing fees                                           39,638       65,795
  Amortization of deferred organization expenses              --       12,545
  Trustee fees                                             5,861        5,779
  Service share fees                                       2,142           --
  Administration share fees                                  221           --
  Other                                                   36,690       26,444
 -----------------------------------------------------------------------------
  TOTAL EXPENSES                                         676,529    1,402,934
 -----------------------------------------------------------------------------
  Less -- expenses reimbursable and fees waived
  by Goldman Sachs                                      (406,089)    (630,379)
 -----------------------------------------------------------------------------
  NET EXPENSES                                           270,440      772,555
 -----------------------------------------------------------------------------
  NET INVESTMENT INCOME                                1,788,889    3,571,600
 -----------------------------------------------------------------------------
  REALIZED AND UNREALIZED GAIN (LOSS) ON INVEST-
  MENT AND FUTURES TRANSACTIONS:
  Net realized gain (loss) from:
  Investment transactions                                393,554      697,378
  Futures transactions                                  (123,687)    (554,852)
  Net change in unrealized gain on:
  Investments                                            263,420    2,434,663
  Futures                                                     --        1,295
 -----------------------------------------------------------------------------
  NET REALIZED AND UNREALIZED GAIN ON INVESTMENT
  AND FUTURES TRANSACTIONS                               533,287    2,578,484
 -----------------------------------------------------------------------------
  NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                          $2,322,176  $ 6,150,084
 -----------------------------------------------------------------------------

 (a) Class A, Class B and Class C had distribution and service fees of $53,564, $2,943 and $12,339 and $376,793, $37,316 and $12,574 for Short
     Duration Tax-Free and Municipal Income Funds, respectively.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                    GOLDMAN SACHS TAX-FREE FUNDS
Statements of Changes in Net Assets
For the Year Ended October 31, 1998

                                                          SHORT
                                                       DURATION
                                                       TAX-FREE     MUNICIPAL
                                                           FUND   INCOME FUND
  FROM OPERATIONS:
  Net investment income                             $ 1,788,889  $  3,571,600
  Net realized gain from investment and futures
  transactions                                          269,867       142,526
  Net change in unrealized gain on investments and
  futures                                               263,420     2,435,958
 -----------------------------------------------------------------------------
  NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                          2,322,176     6,150,084
 -----------------------------------------------------------------------------
  DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income
  Class A                                              (420,239)   (3,301,234)
  Class B                                                (9,424)     (125,487)
  Class C                                               (36,571)      (41,577)
  Institutional shares                               (1,297,489)      (34,610)
  Administration shares                                  (9,873)           --
  Service shares                                        (70,477)          (64)
  Net realized gain on investment transactions
  Class A                                                    --      (123,858)
  Class B                                                    --        (3,541)
  Class C                                                    --          (467)
  Institutional shares                                       --          (658)
  Administration shares                                      --            --
  Service shares                                             --            (3)
 -----------------------------------------------------------------------------
  TOTAL DISTRIBUTIONS TO SHAREHOLDERS                (1,844,073)   (3,631,499)
 -----------------------------------------------------------------------------
  FROM SHARE TRANSACTIONS:
  Net proceeds from sales of shares                  79,620,422    50,919,586
  Reinvestment of dividends and distributions         1,551,849     2,344,160
  Cost of shares repurchased                        (32,887,113)  (15,670,581)
 -----------------------------------------------------------------------------
  NET INCREASE IN NET ASSETS RESULTING FROM SHARE
  TRANSACTIONS                                       48,285,158    37,593,165
 -----------------------------------------------------------------------------
  TOTAL INCREASE                                     48,763,261    40,111,750
 -----------------------------------------------------------------------------
  NET ASSETS:
  Beginning of year                                  35,079,865    66,786,351
 -----------------------------------------------------------------------------
  End of year                                       $83,843,126  $106,898,101
 -----------------------------------------------------------------------------
  ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME   $    62,046  $    138,393
 -----------------------------------------------------------------------------

      THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

GOLDMAN SACHS TAX-FREE FUNDS
Statement of Changes in Net Assets
For the Year Ended October 31, 1997

                                                           SHORT
                                                        DURATION
                                                        TAX-FREE     MUNICIPAL
                                                            FUND   INCOME FUND
  FROM OPERATIONS:
  Net investment income                             $  1,495,109  $  2,677,281
  Net realized gain from investment and futures
  transactions                                           214,761     1,129,596
  Net change in unrealized gain on investments and
  futures                                                177,615     1,448,471
 ------------------------------------------------------------------------------
  NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                           1,887,485     5,255,348
 ------------------------------------------------------------------------------
  DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income
  Class A                                                (36,026)   (2,651,661)
  Class B                                                   (864)      (33,375)
  Class C                                                    (18)         (172)
  Institutional shares                                (1,407,585)          (56)
  Administration shares                                   (3,501)           --
  Service shares                                         (47,115)          (14)
 ------------------------------------------------------------------------------
  TOTAL DISTRIBUTIONS TO SHAREHOLDERS                 (1,495,109)   (2,685,278)
 ------------------------------------------------------------------------------
  FROM SHARE TRANSACTIONS:
  Net proceeds from sales of shares                   28,091,361    21,242,873
  Reinvestment of dividends and distributions          1,232,957     1,598,487
  Cost of shares repurchased                         (30,193,481)  (11,147,479)
 ------------------------------------------------------------------------------
  NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM SHARE TRANSACTIONS                               (869,163)   11,693,881
 ------------------------------------------------------------------------------
  TOTAL INCREASE (DECREASE)                             (476,787)   14,263,951
 ------------------------------------------------------------------------------
  NET ASSETS:
  Beginning of year                                   35,556,652    52,522,400
 ------------------------------------------------------------------------------
  End of year                                       $ 35,079,865  $ 66,786,351
 ------------------------------------------------------------------------------
  ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME   $    110,881  $     69,879
 ------------------------------------------------------------------------------

                                                    GOLDMAN SACHS TAX-FREE FUNDS
Notes to Financial Statements
October 31, 1998
 1. ORGANIZATION

 Goldman Sachs Trust (the "Trust") is a Delaware business trust registered un-der the Investment Company Act of 1940 (as amended) as an open-end, manage-ment investment company. The Trust includes the Goldman Sachs Short Duration Tax-Free Fund (Short Duration Tax-Free) and the Goldman Sachs Municipal In-come Fund (Municipal Income), collectively, "the Funds" or individually a "Fund." Short Duration Tax-Free is a diversified portfolio offering six clas-ses of shares -- Class A, Class B, Class C, Institutional, Administration, and Service. Municipal Income, also a diversified portfolio, offers five classes of shares -- Class A, Class B, Class C, Institutional and Service.

 2. SIGNIFICANT ACCOUNTING POLICIES

 The following is a summary of significant accounting policies consistently followed by the Funds. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make es-timates and assumptions that may affect the reported amounts.

 A. INVESTMENT VALUATION -- Portfolio securities for which accurate market quotations are readily available are valued on the basis of quotations fur-nished by a pricing service or provided by dealers in such securities. Port-folio securities for which accurate market quotations are not readily available are valued based on yield equivalents, pricing matrices or other sources, under valuation procedures established by the Trust's Board of Trustees. Short-term debt obligations maturing in sixty days or less are val-ued at amortized cost.

 B. SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are recorded on the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified cost basis. Interest income is recorded on the basis of interest accrued. Market premiums resulting from the purchase of long-term debt securities are amortized to interest income over the life of the security with a corresponding decrease in the cost basis of the security.

 C. FEDERAL TAXES -- It is each Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of its investment company tax-ex-empt and taxable income and capital gains to its shareholders. Accordingly, no federal tax provisions are required.
   The characterization of distributions to shareholders for financial report-ing purposes is determined in accordance with income tax rules. Therefore, the source of a portfolio's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, de-pending on the type of book/tax differences that may exist as well as timing differences associated with having different book and tax year ends.
   The Short Duration Tax-Free Fund, at its most recent tax year-end of Decem-ber 31, 1997 had approximately the following amount of capital loss carryforwards for U.S. federal tax purposes. This amount is available to be carried forward to offset future capital gains to the extent permitted by ap-plicable laws or regulations.

                                         YEAR OF
  FUND                         AMOUNT EXPIRATION
 -----------------------------------------------
  Short Duration Tax-Free  $3,868,000 2002-2003
 -----------------------------------------------

GOLDMAN SACHS TAX-FREE FUNDS
Notes to Financial Statements (continued)
October 31, 1998
 D. EXPENSES -- Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Funds based on the nature of the expense.
   Class A, Class B and Class C shareholders of the Funds bear all expenses and fees relating to their respective distribution and service plans. Share-holders of Service and Administration shares bear all expenses and fees paid to service organizations for their services with respect to such shares. Ef-fective October 1, 1998, each class of shares of the Funds now separately bears its respective class-specific transfer agency fees.

 E. DEFERRED ORGANIZATION EXPENSES -- Organization-related costs were amor-tized on a straight-line basis over a period of five years. The Short Dura-tion Tax-Free and Municipal Income Fund's organizational costs are fully amortized.

 F. FUTURES CONTRACTS -- The Funds may enter into futures transactions in or-der to hedge against changes in interest rates, securities prices or to seek to increase total return.
   Upon entering into a futures contract, the Funds are required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirement of the associated futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Funds daily, dependent on the daily fluctuations in the value of the contracts, and are recorded for financial reporting purposes as unrealized gains or losses. When contracts are closed, the Funds realize a gain or loss which is reported in the Statements of Operations.
   The use of futures contracts involve, to varying degrees, elements of mar-ket and counterparty risk which may exceed the amounts recognized in the Statements of Assets and Liabilities. Changes in the value of the futures contract may not directly correlate with changes in the value of the under-lying securities. This risk may decrease the effectiveness of the Funds' hedging strategies and potentially result in a loss.

 G. OPTION ACCOUNTING PRINCIPLES -- When the Funds write call or put options, an amount equal to the premium received is recorded as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a written option expires on its stipulated expiration date or the Funds enter into a closing purchase transaction, the Funds realize a gain or loss without regard to any unrealized gain or loss on the underlying security, and the li-ability related to such option is extinguished. When a written call option is exercised, the Funds realize a gain or loss from the sale of the underlying security, and the proceeds of the sale are increased by the premium origi-nally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Funds purchase upon exercise. There is a risk of loss from a change in value of such options which may exceed the related premiums received.
   Upon the purchase of a call option or a protective put option by the Funds, the premium paid is recorded as an investment and subsequently marked-to-mar-ket to reflect the current market value of the option. If an option which the Funds have purchased expires on the stipulated expiration date, the Funds will realize a loss in the amount of the cost of the option. If the Funds en-ter into a closing sale transaction, the Funds will realize a gain or loss, depending on whether the sale proceeds for the closing sale transaction are greater or less than the cost of the option. If the Funds exercise a pur-chased put option, the Funds will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Funds exercise a purchased call option, the cost of the security which the Funds purchase upon exercise will be increased by the premium originally paid.

                                                    GOLDMAN SACHS TAX-FREE FUNDS
 3. AGREEMENTS

 Goldman Sachs Asset Management ("GSAM"), a separate operating division of Goldman, Sachs & Co. ("Goldman Sachs"), serves as each Fund's investment ad-viser pursuant to Investment Management Agreements (the "Agreements"). Under the Agreements, GSAM, subject to the general supervision of the Trust's Board of Trustees, manages the Funds' portfolios. As compensation for the services rendered pursuant to the Agreements and the assumption of the expenses re-lated thereto and administering the Funds' business affairs, including pro-viding facilities, GSAM is entitled to a fee, computed daily and payable monthly at an annual rate equal to .40% and .55% of average daily net assets of Short Duration Tax-Free and Municipal Income, respectively. GSAM has vol-untarily agreed to waive a portion of its management fee for each Fund. For the period ended October 31, 1998, GSAM waived approximately $3,000 and $4,000 of its management fee attributable to the Short Duration Tax-Free and Municipal Income Funds, respectively. GSAM may discontinue or modify these waivers in the future at its discretion.
   GSAM voluntarily agreed to limit "Other Expenses" (excluding management, distribution and service fees, Administration and Service share fees, taxes, interest, brokerage, litigation, indemnification costs and other extraordi-nary expenses) through September 30, 1998 to the extent such expenses ex-ceeded .05% of the average daily net assets of each Fund. Effective October 1, 1998, the expense limitations were modified until further notice to .00% of the average daily net assets of each Fund. For the year ended October 31, 1998, Goldman Sachs reimbursed approximately $402,000 and $509,000 to Short Duration Tax-Free and Municipal Income, respectively. At October 31, 1998 ap-proximately $103,000 and $122,000 was owed to Short Duration Tax-Free and Mu-nicipal Income, respectively.
   Goldman Sachs serves as the Distributor of shares of the Funds pursuant to a Distribution Agreement. Goldman Sachs may receive a portion of the Class A sales load and Class B and Class C contingent deferred sales charges and has advised the Funds that it retained approximately $55,000 and $126,000 for the year ended October 31, 1998 for Short Duration Tax-Free and Municipal Income, respectively.
   The Trust, on behalf of each Fund, had adopted Distribution Plans (the "Distribution Plans") pursuant to Rule 12b-1. Under the Distribution Plans, Goldman Sachs was entitled to a quarterly fee from each Fund for distribution services equal, on an annual basis, to .25%, .75% and .75% of each Fund's average daily net assets attributable to Class A, Class B and Class C shares, respectively. For the year ended October 31, 1998, the Distributor had voluntarily agreed to waive approximately $25,000 and $179,000 of its distribution fee attributable to Class A shares of Short Duration Tax-Free and Municipal Income, respectively.
   The Trust, on behalf of each Fund, had also adopted Authorized Dealer Serv-ice Plans (the "Dealer Service Plans") pursuant to which Goldman Sachs and Authorized Dealers were compensated for providing personal and account main-tenance services. Each Fund paid a fee under its Dealer Service Plan equal, on an annual basis, up to .25% of the average daily net assets attributable to the Class A, Class B and Class C shares.
   Effective October 1, 1998, the Distribution Plans and Dealer Service Plans were combined into Distribution and Service Plans. Under the Distribution and Service Plans, Goldman Sachs and/or Authorized Dealers are entitled to a monthly fee from each fund for distribution and shareholder maintenance serv-ices equal, on an annual basis, to .25%, 1.00% and 1.00% of the average daily net assets attributable to Class A, Class B and Class C shares, respectively. For the year ended October 31, 1998, Goldman Sachs has voluntarily agreed to waive approximately $1,000 of the combined prior 12b-1 Distribution fees and Distribution and Service fees attributable to the Class B shares of Short Du-ration Tax-Free. Goldman Sachs may discontinue or modify this waiver in the future at its discretion.

GOLDMAN SACHS TAX-FREE FUNDS
Notes to Financial Statements (continued)
October 31, 1998
   Goldman Sachs also serves as the Transfer Agent of the Funds for a fee. Ef-fective October 1, 1998, fees charged for such transfer agency services are calculated daily and payable monthly at an annual rate as follows: .19% of average daily net assets for Class A, Class B and Class C Shares and .04% of average daily net assets for Institutional, Service and Administration Shares.
   The Trust, on behalf of the Funds, has adopted Service Plans. In addition, the Trust, on behalf of Short Duration Tax-Free, has adopted an Administra-tion Plan. These plans allow for Service shares and Administration shares, respectively, to compensate service organizations for providing varying lev-els of account administration and shareholder liaison services to their cus-tomers who are beneficial owners of such shares. The Service and Administration Plans provide for compensation to the service organizations in an amount up to .50% and .25% (on an annualized basis), respectively, of the average daily net asset value of the respective shares.
   At October 31, 1998, the amounts owed to affiliates were as follows (in thousands):

                                                        DISTRIBUTION             TRANSFER
  FUND                           MANAGEMENT             AND SERVICE               AGENT
 ----------------------------------------------------------------------------------------
  Short Duration Tax-Free         $21,000                 $ 6,000                $14,000
 ----------------------------------------------------------------------------------------
  Municipal Income                 44,000                  27,000                 28,000
 ----------------------------------------------------------------------------------------

 4. PORTFOLIO SECURITIES TRANSACTIONS

 Purchases and proceeds of sales or maturities of long-term securities for the year ended October 31, 1998, were as follows:

                                        SALES OR
  FUND                      PURCHASES  MATURITIES
 -------------------------------------------------
  Short Duration Tax-Free  $97,878,412 $64,401,870
 -------------------------------------------------
  Municipal Income          84,053,318  47,308,925
 -------------------------------------------------

   For the year ended October 31, 1998, Short Duration Tax-Free and Municipal Income incurred commission expenses of approximately $1,000 and $3,000, re-spectively, in connection with futures contracts entered into with Goldman Sachs. At October 31, 1998, Goldman Sachs owed approximately $35,000 to Mu-nicipal Income related to variation margin on futures contracts.

                                                     GOLDMAN SACHS TAX-FREE FUND


 5. LINE OF CREDIT FACILITY

 The Funds participate in a $250,000,000 uncommitted, unsecured revolving line of credit facility to be used solely for temporary or emergency purposes. Un-der the most restrictive arrangement, each Fund must own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings is based on the federal funds rate. For the year ended Oc-tober 31, 1998, the Funds did not have any borrowings under this facility.

 6. CERTAIN RECLASSIFICATIONS

 In accordance with Statement of Position 93-2, Short Duration Tax-Free has reclassified $6,349 and $229 from paid-in capital to accumulated undistrib-uted net investment income and accumulated net realized loss, respectively. Municipal Income Fund has reclassified $82 and $114 from paid-in capital and undistributed net investment income, respectively, to accumulated net real-ized gain. These reclassifications have no impact on the net asset value of the Funds and are designed to present the Fund's capital accounts on a tax basis.

GOLDMAN SACHS TAX-FREE FUNDS
Notes to Financial Statements (continued)
October 31, 1998
 7. SUMMARY OF SHARE TRANSACTIONS

 Share activity for the year ended October 31, 1998 is as follows:

                             SHORT DURATION TAX-
                                  FREE FUND          MUNICIPAL INCOME FUND
                                            --------------------------------
                                SHARES      DOLLARS     SHARES      DOLLARS
 ---------------------------------------------------------------------------
 CLASS A SHARES
 Shares sold                 2,956,094  $29,981,070  2,331,248  $35,680,920
 Reinvestment of dividends
 and distributions              36,408      369,107    144,878    2,217,736
 Shares repurchased         (1,439,779) (14,600,893)  (890,339) (13,671,669)
                                            --------------------------------
                             1,552,723   15,749,284  1,585,787   24,226,987
 ---------------------------------------------------------------------------
 CLASS B SHARES
 Shares sold                   113,668    1,154,981    363,405    5,570,533
 Reinvestment of dividends
 and distributions                 716        7,572      4,818       73,917
 Shares repurchased            (29,252)    (296,080)   (50,499)    (771,483)
                                            --------------------------------
                                85,132      866,473    317,724    4,872,967
 ---------------------------------------------------------------------------
 CLASS C SHARES
 Shares sold                   260,602    2,643,664    236,415    3,613,212
 Reinvestment of dividends
 and distributions               3,289       33,332      2,421       37,200
 Shares repurchased            (42,508)    (430,853)   (62,563)    (957,474)
                                            --------------------------------
                               221,383    2,246,143    176,273    2,692,938
 ---------------------------------------------------------------------------
 INSTITUTIONAL SHARES
 Shares sold                 4,094,699   41,604,670    391,005    6,054,921
 Reinvestment of dividends
 and distributions             105,149    1,065,181        988       15,243
 Shares repurchased         (1,399,986) (14,177,195)   (17,697)    (269,955)
                                            --------------------------------
                             2,799,862   28,492,656    374,296    5,800,209
 ---------------------------------------------------------------------------
 ADMINISTRATION SHARES
 Shares sold                    45,558      460,529         --           --
 Reinvestment of dividends
 and distributions                 948        9,613         --           --
 Shares repurchased             (2,644)     (26,596)        --           --
                                            --------------------------------
                                43,862      443,546         --           --
 ---------------------------------------------------------------------------
 SERVICE SHARES
 Shares sold                   373,021    3,775,508         --           --
 Reinvestment of dividends
 and distributions               6,622       67,044          4           64
 Shares repurchased           (331,731)  (3,355,496)        --           --
                                            --------------------------------
                                47,912      487,056          4           64
 ---------------------------------------------------------------------------
 NET INCREASE                4,750,874  $48,285,158  2,454,084  $37,593,165
 ---------------------------------------------------------------------------

                                                    GOLDMAN SACHS TAX-FREE FUNDS

 Share activity for the year ended October 31, 1997 is as follows:

                            SHORT DURATION TAX-FREE
                                     FUND             MUNICIPAL INCOME FUND
                                            ---------------------------------
                                SHARES       DOLLARS     SHARES      DOLLARS
 ----------------------------------------------------------------------------
 CLASS A SHARES
 Shares sold                   492,769  $  4,950,140  1,303,279  $19,055,213
 Reinvestment of dividends
 and distributions               3,459        34,811    107,716    1,579,312
 Shares repurchased            (97,242)     (977,758)  (743,175) (10,871,802)
                                            ---------------------------------
                               398,986     4,007,193    667,820    9,762,723
 ----------------------------------------------------------------------------
 CLASS B SHARES
 Shares sold                    11,933       119,768    116,039    1,702,581
 Reinvestment of dividends
 and distributions                  86           861      1,286       18,970
 Shares repurchased             (1,490)      (15,000)   (18,419)    (273,177)
                                            ---------------------------------
                                10,529       105,629     98,906    1,448,374
 ----------------------------------------------------------------------------
 CLASS C SHARES
 Shares sold                     2,151        21,604      8,837      132,078
 Reinvestment of dividends
 and distributions                   1            10         12          176
 Shares repurchased             (1,992)      (20,080)      (168)      (2,500)
                                            ---------------------------------
                                   160         1,534      8,681      129,754
 ----------------------------------------------------------------------------
 INSTITUTIONAL SHARES
 Shares sold                 1,897,550    18,922,030     23,434      351,500
 Reinvestment of dividends
 and distributions             115,179     1,152,524          1           15
 Shares repurchased         (2,646,181)  (26,425,414)        --           --
                                            ---------------------------------
                              (633,452)   (6,350,860)    23,435      351,515
 ----------------------------------------------------------------------------
 ADMINISTRATION SHARES
 Shares sold                    33,608       336,065         --           --
 Reinvestment of dividends
 and distributions                 281         2,813         --           --
 Shares repurchased            (31,059)     (312,126)        --           --
                                            ---------------------------------
                                 2,830        26,752         --           --
 ----------------------------------------------------------------------------
 SERVICE SHARES
 Shares sold                   373,847     3,741,754        101        1,501
 Reinvestment of dividends
 and distributions               4,184        41,937          1           14
 Shares repurchased           (244,134)   (2,443,102)        --           --
                                            ---------------------------------
                               133,897     1,340,589        102        1,515
 ----------------------------------------------------------------------------
 NET INCREASE (DECREASE)       (87,050) $   (869,163)   798,944  $11,693,881
 ----------------------------------------------------------------------------

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period


                                         INCOME (LOSS) FROM
                                      INVESTMENT OPERATIONS(A)      DISTRIBUTIONS TO SHAREHOLDERS
                                      -------------------------  ------------------------------------
                                                  NET REALIZED
                                                 AND UNREALIZED                           FROM NET
                                                  GAIN (LOSS)                          REALIZED GAIN      NET
                            NET ASSET            ON INVESTMENT,             IN EXCESS  ON INVESTMENT,  INCREASE
                             VALUE,      NET       OPTION AND     FROM NET    OF NET       OPTION     (DECREASE)
                            BEGINNING INVESTMENT    FUTURES      INVESTMENT INVESTMENT  AND FUTURES     IN NET
                            OF PERIOD   INCOME(E) TRANSACTIONS(E)  INCOME     INCOME    TRANSACTIONS  ASSET VALUE
 FOR THE YEARS ENDED OCTOBER 31,
  1998 - Class A Shares      $10.08     $0.36        $0.13         $(0.38)     --          $  --         $0.11
  1998 - Class B Shares       10.08      0.30         0.12          (0.32)     --             --          0.10
  1998 - Class C Shares       10.07      0.28         0.14          (0.31)     --             --          0.11
  1998 - Institutional
  Shares                      10.07      0.39         0.13          (0.41)     --             --          0.11
  1998 - Administration
  Shares                      10.07      0.36         0.13          (0.38)     --             --          0.11
  1998 - Service Shares       10.07      0.34         0.13          (0.36)     --             --          0.11
 ----------------------------------------------------------------------------------------------------------------
  1997 - Class A Shares
  (commenced May 1)            9.94      0.20         0.14          (0.20)     --             --          0.14
  1997 - Class B Shares
  (commenced May 1)            9.94      0.16         0.14          (0.16)     --             --          0.14
  1997 - Class C Shares
  (commenced August 15)       10.04      0.07         0.03          (0.07)     --             --          0.03
  1997 - Institutional
  Shares                       9.96      0.42         0.11          (0.42)     --             --          0.11
  1997 - Administration
  Shares                       9.96      0.39         0.11          (0.39)     --             --          0.11
  1997 - Service Shares        9.97      0.37         0.10          (0.37)     --             --          0.10
 ----------------------------------------------------------------------------------------------------------------
  1996 - Institutional
  Shares                       9.94      0.42         0.02          (0.42)     --             --          0.02
  1996 - Administration
  Shares                       9.94      0.39         0.02          (0.39)     --             --          0.02
  1996 - Service Shares        9.95      0.37         0.02          (0.37)     --             --          0.02
 ----------------------------------------------------------------------------------------------------------------
  1995 - Institutional
  Shares                       9.79      0.42         0.15          (0.42)     --             --          0.15
  1995 - Administration
  Shares                       9.79      0.40         0.15          (0.40)     --             --          0.15
  1995 - Service Shares        9.79      0.37         0.16          (0.37)     --             --          0.16
 ----------------------------------------------------------------------------------------------------------------
  1994 - Institutional
  Shares                      10.23      0.38        (0.36)         (0.38)     --           (0.08)       (0.44)
  1994 - Administration
  Shares                      10.23      0.35        (0.36)         (0.35)     --           (0.08)       (0.44)
  1994 - Service Shares
  (commenced September 20)     9.86      0.05        (0.07)         (0.05)     --             --         (0.07)
 ----------------------------------------------------------------------------------------------------------------

 (a) Includes the balancing effect of calculating per share amounts.
 (b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of period and no sales charge. Total return would be reduced if a sales or redemption charge were taken into account.
 (c) Annualized.
 (d) Not annualized.
 (e) Calculated based on the average shares outstanding methodology.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

                                                                               RATIOS ASSUMING NO
                                                                               VOLUNTARY WAIVER OF
                                                                                 FEES OR EXPENSE
                                                                                   LIMITATIONS
                                                                             -----------------------
                                            NET                 RATIO OF NET            RATIO OF NET
                                          ASSETS     RATIO OF    INVESTMENT   RATIO OF   INVESTMENT
     NET ASSET                 PORTFOLIO AT END OF NET EXPENSES    INCOME     EXPENSES     INCOME
      VALUE,        TOTAL      TURNOVER   PERIOD    TO AVERAGE   TO AVERAGE  TO AVERAGE  TO AVERAGE
   END OF PERIOD   RETURN(B)     RATE    (IN 000S)  NET ASSETS   NET ASSETS  NET ASSETS  NET ASSETS
      $10.19          4.97%     140.72%   $19,881      0.71%        3.54%       1.74%       2.51%
       10.18          4.25      140.72        974      1.31         3.06        2.27        2.10
       10.18          4.19      140.72      2,256      1.46         2.82        2.27        2.01
       10.18          5.25      140.72     57,647      0.45         3.92        1.26        3.11
       10.18          4.99      140.72        525      0.70         3.58        1.51        2.77
       10.18          4.73      140.72      2,560      0.95         3.44        1.76        2.63
----------------------------------------------------------------------------------------------------
       10.08          3.39(d)   194.75      4,023      0.70(c)      3.81(c)     1.73(c)     2.78(c)
       10.08          3.07(d)   194.75        106      1.30(c)      3.31(c)     2.23(c)     2.38(c)
       10.07          0.97(d)   194.75          2      1.45(c)      2.60(c)     2.23(c)     1.82(c)
       10.07          5.40      194.75     28,821      0.45         4.18        1.23        3.40
       10.07          5.14      194.75         77      0.70         3.91        1.48        3.13
       10.07          4.77      194.75      2,051      0.95         3.66        1.73        2.88
----------------------------------------------------------------------------------------------------
        9.96          4.50      231.65     34,814      0.45         4.21        1.01        3.65
        9.96          4.24      231.65         48      0.70         3.96        1.26        3.40
        9.97          3.98      231.65        695      0.95         3.74        1.51        3.18
----------------------------------------------------------------------------------------------------
        9.94          5.98      259.52     58,389      0.45         4.31        0.77        3.99
        9.94          5.76      259.52         46      0.70         4.14        1.02        3.82
        9.95          5.59      259.52        454      0.95         3.87        1.27        3.55
----------------------------------------------------------------------------------------------------
        9.79          0.17      354.00     83,704      0.45         3.74        0.61        3.58
        9.79         (0.11)     354.00      3,866      0.70         3.51        0.86        3.35
        9.79         (0.32)(d)  354.00        440      0.95(c)      4.30(c)     1.11(c)     4.14(c)
----------------------------------------------------------------------------------------------------

GOLDMAN SACHS MUNICIPAL INCOME FUND
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

                                         INCOME (LOSS) FROM
                                      INVESTMENT OPERATIONS(A)    DISTRIBUTIONS TO SHAREHOLDERS
                                      ------------------------- ----------------------------------
                                                  NET REALIZED                            FROM
                                                 AND UNREALIZED                       NET REALIZED
                                                 GAIN (LOSS) ON                         GAIN ON        NET
                            NET ASSET             INVESTMENT,      FROM    IN EXCESS  INVESTMENT,   INCREASE
                             VALUE,      NET       OPTION AND      NET       OF NET    OPTION AND  (DECREASE)
                            BEGINNING INVESTMENT    FUTURES     INVESTMENT INVESTMENT   FUTURES      IN NET
                            OF PERIOD   INCOME    TRANSACTIONS    INCOME     INCOME   TRANSACTIONS ASSET VALUE
 FOR THE YEARS ENDED OCTOBER 31,
  1998 - Class A Shares      $14.99     $0.65        $ 0.50       $(0.64)     $--        $(0.03)     $ 0.48
  1998 - Class B Shares       15.00      0.53          0.49        (0.52)      --         (0.03)       0.47
  1998 - Class C Shares       14.99      0.53          0.50        (0.52)      --         (0.03)       0.48
  1998 - Institutional
  Shares                      15.00      0.68          0.50        (0.68)      --         (0.03)       0.47
  1998 - Service Shares       14.99      0.64          0.49        (0.61)      --         (0.03)       0.49
 -------------------------------------------------------------------------------------------------------------
  1997 - Class A Shares       14.37      0.67          0.62        (0.67)      --            --        0.62
  1997 - Class B Shares       14.37      0.56          0.63        (0.56)      --            --        0.63
  1997 - Class C Shares
  (commenced August 15)       14.85      0.12          0.14        (0.12)      --            --        0.14
  1997 - Institutional
  Shares (commenced August
  15)                         14.84      0.15          0.16        (0.15)      --            --        0.16
  1997 - Service Shares
  (commenced August 15)       14.84      0.14          0.15        (0.14)      --            --        0.15
 -------------------------------------------------------------------------------------------------------------
  1996 - Class A Shares       14.17      0.65          0.20        (0.65)      --            --        0.20
  1996 - Class B Shares
  (commenced May 1)           14.03      0.27          0.34        (0.27)      --            --        0.34
 -------------------------------------------------------------------------------------------------------------
  1995 - Class A Shares       13.08      0.67          1.09        (0.67)      --            --        1.09
 -------------------------------------------------------------------------------------------------------------
  1994 - Class A Shares       14.64      0.73         (1.51)       (0.73)      --         (0.05)      (1.56)
 -------------------------------------------------------------------------------------------------------------

 (a) Includes the balancing effect of calculating per share amounts.
 (b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales charge. Total return would be reduced if a sales or redemption charge were taken into account.
 (c) Annualized.
 (d) Not annualized.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                             GOLDMAN SACHS MUNICIPAL INCOME FUND


                                                                               RATIOS ASSUMING NO
                                                                            VOLUNTARY WAIVER OF FEES
                                                                             OR EXPENSE LIMITATIONS
                                                                            --------------------------------
                                                               RATIO OF NET                    RATIO OF NET
                                       NET ASSETS   RATIO OF    INVESTMENT   RATIO OF           INVESTMENT
     NET ASSET               PORTFOLIO AT END OF  NET EXPENSES    INCOME     EXPENSES             INCOME
      VALUE,       TOTAL     TURNOVER    PERIOD    TO AVERAGE   TO AVERAGE  TO AVERAGE          TO AVERAGE
   END OF PERIOD   RETURN(B)   RATE    (IN 000S)   NET ASSETS   NET ASSETS  NET ASSETS          NET ASSETS
      $15.47        7.79%      56.51%   $91,158       0.87%        4.25%               1.64%               3.48%
       15.47        6.91       56.51      6,722       1.62         3.44                2.16                2.90
       15.47        6.98       56.51      2,862       1.62         3.38                2.16                2.84
       15.47        8.00       56.51      6,154       0.58         4.41                1.12                3.87
       15.48        7.68       56.51          2       1.08         4.21                1.62                3.67
------------------------------------------------------------------------------------------------------------------
       14.99        9.23      153.12     64,553       0.85         4.60                1.62                3.83
       15.00        8.48      153.12      1,750       1.60         3.74                2.12                3.22
       14.99        1.75(d)   153.12        130       1.60(c)      3.24(c)             2.12(c)             2.72(c)
       15.00        2.10(d)   153.12        351       0.60(c)      4.41(c)             1.12(c)             3.89(c)
       14.99        1.93(d)   153.12          2       1.10(c)      4.24(c)             1.62(c)             3.72(c)
------------------------------------------------------------------------------------------------------------------
       14.37        6.13      344.13     52,267       0.85         4.58                1.55                3.88
       14.37        4.40(d)   344.13        255       1.60(c)      3.55(c)             2.05(c)             3.10(c)
------------------------------------------------------------------------------------------------------------------
       14.17       13.79      335.55     53,797       0.76         4.93                1.49                4.20
------------------------------------------------------------------------------------------------------------------
       13.08       (5.51)     357.54     47,373       0.45         5.28                1.55                4.18
------------------------------------------------------------------------------------------------------------------

GOLDMAN SACHS TRUST - TAX-FREE FUNDS
Report of Independent Public Accountants
 To the Shareholders and Board of Trustees of Goldman Sachs Trust -- Tax-Free Fixed Income Funds:

 We have audited the accompanying statement of assets and liabilities of Goldman Sachs Short Duration Tax-Free Fund and Municipal Income Fund, two of the portfolios constituting Goldman Sachs Trust -- Fixed Income Funds (a Del-aware Business Trust), including the statement of investments, as of October 31, 1998, and the related statements of operations and the statements of changes in net assets and the financial highlights for the periods presented. These financial statements and the financial highlights are the responsibil-ity of the Funds' management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

 We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1998 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

 In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of Goldman Sachs Short Duration Tax-Free Fund and Municipal Income Fund as of October 31, 1998, the results of their operations and the changes in their net assets and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.

                                   ARTHUR ANDERSEN LLP

 Boston, Massachusetts
 December 11, 1998

                                   APPENDIX A

COMMERCIAL PAPER RATINGS
------------------------

  A Standard & Poor's ("S&P") commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard and Poor's for commercial paper:

  "A-1" - Obligations are rated in the highest category indicating that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

  "A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

  "A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

  "B" - Obligations are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

  "C" - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

  "D" - Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

  Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually senior debt obligations not having an original maturity in excess of one year, unless explicitly noted. The following summarizes the rating categories used by Moody's for commercial paper:

  "Prime-1" - Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

  "Prime-2" - Issuers (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

  "Prime-3" - Issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

  "Not Prime" - Issuers do not fall within any of the Prime rating categories.

  The three rating categories of Duff & Phelps for investment grade commercial paper and short-term debt are "D-1," "D-2" and "D-3." Duff & Phelps employs three designations, "D-1+," "D-1" and "D-1-," within the highest rating category. The following summarizes the rating categories used by Duff & Phelps for commercial paper:

  "D-1+" - Debt possesses the highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

  "D-1" - Debt possesses very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

  "D-1-" - Debt possesses high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

  "D-2" - Debt possesses good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

  "D-3" - Debt possesses satisfactory liquidity and other protection factors qualify issues as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

  "D-4" - Debt possesses speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

  "D-5" - Issuer has failed to meet scheduled principal and/or interest payments.


  Fitch IBCA short-term ratings apply to debt obligations that have time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities. The following summarizes the rating categories used by Fitch IBCA for short-term obligations:

  "F1" - Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.

  "F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

  "F3" - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

  "B" - Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

  "C" - Securities possess high default risk. This designation indicates that default is a real possibility and that the capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

  "D" - Securities are in actual or imminent payment default.


  Thomson BankWatch short-term ratings assess the likelihood of an untimely payment of principal and interest of debt instruments with original maturities of one year or less. The following summarizes the ratings used by Thomson
BankWatch:

  "TBW-1" - This designation represents Thomson BankWatch's highest category and indicates a very high likelihood that principal and interest will be paid on a timely basis.

  "TBW-2" - This designation represents Thomson BankWatch's second-highest category and indicates that while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."

  "TBW-3" - This designation represents Thomson BankWatch's lowest investment-grade category and indicates that while the obligation is more susceptible to adverse developments (both internal and external) than those with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate.

  "TBW-4" - This designation represents Thomson BankWatch's lowest rating category and indicates that the obligation is regarded as non-investment grade and therefore speculative.


CORPORATE AND MUNICIPAL LONG-TERM DEBT RATINGS
----------------------------------------------

The following summarizes the ratings used by Standard & Poor's for corporate and municipal debt:

  "AAA" - An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

  "AA" - An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

  "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

  "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

  Obligations rated "BB," "B," "CCC," "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

  "BB" - An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

  "B" - An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

  "CCC" - An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

  "CC" - An obligation rated "CC" is currently highly vulnerable to nonpayment.

  "C" - The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

  "D" - An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

  PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

  "r" - This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

  The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

  "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

  "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds.
They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the "Aaa" securities.

  "A" - Bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

  "Baa" - Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

  "Ba," "B," "Caa," "Ca," and "C" - Bonds that possess one of these ratings provide questionable protection of interest and principal ("Ba" indicates speculative elements; "B" indicates a general lack of characteristics of desirable investment; "Caa" are of poor standing; "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default.

  Con. (---) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

  Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa". The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.

  The following summarizes the long-term debt ratings used by Duff & Phelps for corporate and municipal long-term debt:

  "AAA" - Debt is considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

  "AA" - Debt is considered to be of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

  "A" - Debt possesses protection factors which are average but adequate. However, risk factors are more variable in periods of greater economic stress.

  "BBB" - Debt possesses below-average protection factors but such protection factors are still considered sufficient for prudent investment. Considerable variability in risk is present during economic cycles.

  "BB," "B," "CCC," "DD," and "DP" - Debt that possesses one of these ratings is considered to be below investment grade. Although below investment grade, debt rated "BB" is deemed likely to meet obligations when due. Debt rated "B" possesses the risk that obligations will not be met when due. Debt rated "CCC" is well below investment grade and has considerable uncertainty as to timely payment of principal, interest or preferred dividends. Debt rated "DD" is a defaulted debt obligation, and the rating "DP" represents preferred stock with dividend arrearages.

  To provide more detailed indications of credit quality, the "AA," "A," "BBB," "BB" and "B" ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major categories.

  The following summarizes the ratings used by Fitch IBCA for corporate and municipal bonds:

  "AAA" - Bonds considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

  "AA" - Bonds considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

  "A" - Bonds considered to be investment grade and of high credit quality. These ratings denote a low expectation of credit risk and indicate strong capacity for timely payment of financial commitments. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

  "BBB" - Bonds considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity.

  "BB" - Bonds considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic changes over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

  "B" - Bonds are considered highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

  "CCC", "CC", "C" - Bonds have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. "CC" ratings indicate that default of some kind appears probable, and "C" ratings signal imminent default.

  "DDD," "DD" and "D" - Bonds are in default. Securities are not meeting obligations and are extremely speculative. "DDD" designates the highest potential for recovery of amounts outstanding on any securities involved and "D" represents the lowest potential for recovery.

  To provide more detailed indications of credit quality, the Fitch IBCA ratings from and including "AA" to "B" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.

  Thomson BankWatch assesses the likelihood of an untimely repayment of principal or interest over the term to maturity of long term debt and preferred stock which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the rating categories used by Thomson BankWatch for long-term debt ratings:

  "AAA" - This designation indicates that the ability to repay principal and interest on a timely basis is extremely high.

  "AA" - This designation indicates a very strong ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest category.

  "A" - This designation indicates that the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

  "BBB" - This designation represents the lowest investment-grade category and indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

  "BB," "B," "CCC," and "CC," - These designations are assigned by Thomson BankWatch to non-investment grade long-term debt. Such issues are regarded as having speculative characteristics regarding the likelihood of timely payment of principal and interest. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation.

  "D" - This designation indicates that the long-term debt is in default.

  PLUS (+) OR MINUS (-) - The ratings from "AAA" through "CC" may include a plus or minus sign designation which indicates where within the respective category the issue is placed.


MUNICIPAL NOTE RATINGS
----------------------

  A Standard and Poor's rating reflects the liquidity concerns and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's Ratings Group for municipal notes:

  "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess very strong characteristics are given a plus (+) designation.

  "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

  "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.


  Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk.
The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:

  "MIG-1"/"VMIG-1" - This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

  "MIG-2"/"VMIG-2" - This designation denotes high quality, with margins of protection that are ample although not so large as in the preceding group.

  "MIG-3"/"VMIG-3" - This designation denotes favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades.

Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

  "MIG-4"/"VMIG-4" - This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

  "SG" - This designation denotes speculative quality. Debt instruments in this category lack of margins of protection.

  Fitch IBCA and Duff & Phelps use the short-term ratings described under Commercial Paper Ratings for municipal notes.

                                  APPENDIX B

                  BUSINESS PRINCIPLES OF GOLDMAN, SACHS & CO.

     Goldman Sachs is noted for its Business Principles, which guide all of the firm's activities and serve as the basis for its distinguished reputation among investors worldwide.

     OUR CLIENT'S INTERESTS ALWAYS COME FIRST. Our experience shows that if we serve our clients well, our own success will follow.

     OUR ASSETS ARE OUR PEOPLE, CAPITAL AND REPUTATION. If any of these assets diminish, reputation is the most difficult to restore. We are dedicated to complying fully with the letter and spirit of the laws, rules and ethical principles that govern us. Our continued success depends upon unswerving adherence to this standard.

     WE TAKE GREAT PRIDE IN THE PROFESSIONAL QUALITY OF OUR WORK. We have an uncompromising determination to achieve excellence in everything we undertake. Though we may be involved in a wide variety and heavy volume of activity, we would, if it came to a choice, rather be best than biggest.

     WE STRESS CREATIVITY AND IMAGINATION IN EVERYTHING WE DO. While recognizing that the old way may still be the best way, we constantly strive to find a better solution to a client's problems. We pride ourselves on having pioneered many of the practices and techniques that have become standard in the industry.

     WE STRESS TEAMWORK IN EVERYTHING WE DO. While individual creativity is always encouraged, we have found that team effort often produces the best results. We have no room for those who put their personal interests ahead of the interests of the firm and its clients.

     INTEGRITY AND HONESTY ARE THE HEART OF OUR BUSINESS. We expect our people to maintain high ethical standards in everything they do, both in their work for the firm and in their personal lives.

                   GOLDMAN, SACHS & CO.'S INVESTMENT BANKING
                           AND SECURITIES ACTIVITIES

Goldman, Sachs & Co. is a leading global investment banking and securities firm with a number of distinguishing characteristics.

 .    Privately owned and ranked among Wall Street's best capitalized firms, with partners' capital of approximately $_______ billion as of November, 1997.

 .    With thirty-four offices worldwide Goldman Sachs employs over 9,000 professionals focused on opportunities in major markets.

 .    The number one underwriter of all international equity issues from 1993-
     1996.

 .    A research budget of $200 million for 1997.

 .    Premier lead manager of negotiated municipal bond offerings over the past six years (1990-1995).

 .    The number one lead manager of U.S. common stock offerings for the past eight years (1989-1996).*

 .    The number one lead manager for initial public offerings (IPOs) worldwide
     (1989-1996).

*    Source: Securities Data Corporation. Common stock ranking excludes REITS,
     -----------------------------------
     Investment Trusts and Rights.

          GOLDMAN, SACHS & CO.'S HISTORY OF EXCELLENCE

1865      End of Civil War

1869      Marcus Goldman opens Goldman Sachs for business

1890      Dow Jones Industrial Average first published

1896      Goldman Sachs joins New York Stock Exchange

1906 Goldman Sachs takes Sears Roebuck & Co. public (longest-standing client relationship)

          Dow Jones Industrial Average tops 100

1925 Goldman Sachs finances Warner Brothers, producer of the first talking film

1956      Goldman Sachs co-manages Ford's public offering, the largest to date

1970      Goldman Sachs opens London office

1972      Dow Jones Industrial Average breaks 1000

1986      Goldman Sachs takes Microsoft public

1991 Goldman Sachs provides advisory services for the largest privatization in the region of the sale of Telefonos de Mexico

1995      Dow Jones Industrial Average breaks 5000

1996      Goldman Sachs takes Deutsche Telekom public

          Dow Jones Industrial Average breaks 6000

1997      Dow Jones Industrial Average breaks 7000

          Goldman Sachs increases assets under management by 100% over 1996

                                    PART C
                               OTHER INFORMATION

ITEM 23. EXHIBITS
         --------

     The following exhibits relating to Goldman Sachs Trust are incorporated herein by reference to Post-Effective Amendment No. 26 to Goldman Sachs Trust's Registration Statement on Form N-1A (Accession No. 000950130-95-002856); to Post-Effective Amendment No. 27 to such Registration Statement (Accession No. 0000950130-96-004931); to Post-Effective Amendment No. 29 to such Registration Statement (Accession No. 0000950130-97-000573); to Post-Effective Amendment No. 31 to such Registration Statement (Accession No. 0000950130-97-000805); to Post-Effective Amendment No. 32 to such Registration Statement (Accession No. 0000950130-97-0001846); to Post-Effective Amendment No. 40 to such Registration Statement (Accession No. 0000950130-97-004495); and to Post-Effective Amendment No. 41 to such Registration Statement (Accession No 0000950130-98-000676); Post-Effective Amendment No. 43 to such Registration Statement (Accession No. 0000950130-98-000965); to Post-Effective Amendment No. 44 to such Registration Statement (Accession No. 0000950130-98-002160); to Post-Effective Amendment No. 46 to such Registration Statement (Accession No. 0000950130-98-003563); to Post-Effective Amendment No. 47 to such Registration Statement (Accession No. 0000950130-98-004845) and to Post-Effective Amendment No. 48 to such Registration Statement (Accession No. 0000950109-98-005275).

     (a)(1). Agreement and Declaration of Trust dated January 28, 1997. (Accession No. 0000950130-97-000573)

     (a)(2). Amendment No. 1 dated April 24, 1997 to Agreement and Declaration of Trust January 28, 1997. (Accession No. 0000950130-97-004495)

     (a)(3). Amendment No. 2 dated July 21, 1997 to Agreement and Declaration of Trust, as amended, dated January 28, 1997. (Accession No. 0000950130-97-004495)

     (a)(4). Amendment No.3 dated October 21, 1997 to the Agreement and Declaration of Trust, as amended, dated January 28, 1997. (Accession No. 0000950130-98-000676)

     (a)(5). Amendment No. 4 dated January 28, 1998 to the Agreement and Declaration of Trust, as amended, dated January 28, 1997. (Accession No. 0000950130-98-000676)

     (a)(6). Amendment No. 5 dated April 23, 1998 to Agreement and Declaration of Trust as amended, dated January 28, 1997. (Accession No. 0000950130-98-004845)

     (a)(7). Amendment No. 6 dated July 22, 1998 to Agreement and Declaration of Trust as amended, dated January 28, 1997. (Accession No. 0000950130-98-004845)



     (b). Amended and Restated By-laws of the Delaware business trust dated January 28, 1997. (Accession No. 0000950130-97-000573)

     (c).      Not applicable.

     (d)(1). Management Agreement dated April 30, 1997 between Registrant, on behalf of Goldman Sachs Short Duration Government Fund, and Goldman Sachs Funds Management, L.P. (Accession No. 0000950130-98-000676)

     (d)(2). Management Agreement dated April 30, 1997 between Registrant, on behalf of Goldman Sachs Adjustable Rate Government Fund, and Goldman Sachs Funds Management, L.P. (Accession No. 0000950130-98-000676)

     (d)(3). Management Agreement dated April 30, 1997 between Registrant, on behalf of Goldman Sachs Short Duration Tax-Free Fund, and Goldman Sachs Asset Management. (Accession No.
               0000950130-98-000676)

     (d)(4). Management Agreement dated April 30, 1997 between Registrant, on behalf of Goldman Sachs Core Fixed Income Fund, and Goldman Sachs Asset Management. (Accession No. 0000950130-98-000676)

     (d)(5). Management Agreement dated April 30, 1997 between the Registrant, on behalf of Goldman Sachs - Institutional Liquid Assets, and Goldman Sachs Asset Management. (Accession No. 0000950130-98-000676)

     (d)(6). Management Agreement dated April 30, 1997 as amended November 3, 1998, between Registrant, Goldman Sachs Asset Management, Goldman Sachs Fund Management L.P. and Goldman, Sachs Asset Management International (Accession No. 0000950109-98-005275).

     (e)(1). Distribution Agreement dated April 30, 1997 as amended November 3, 1998 between Registrant and Goldman, Sachs & Co. (Accession No. 0000950109-98-005275).

     (f).      Not applicable.

     (g)(1). Custodian Agreement dated July 15, 1991, between Registrant and State Street Bank and Trust Company. (Accession No. 0000950130-95-002856)

     (g)(2). Custodian Agreement dated December 27, 1978 between Registrant and State Street Bank and Trust Company, on behalf of Goldman Sachs - Institutional Liquid Assets, filed as Exhibit 8(a). (Accession No. 0000950130-98-000965).

     (g)(3). Letter-agreement dated December 27, 1978 between Registrant and State Street Bank and Trust Company, on behalf of Goldman Sachs - Institutional Liquid Assets, pertaining to the fees payable by Registrant pursuant to the Custodian Agreement, filed as Exhibit 8(b). (Accession No. 0000950130-98-000965).

     (g)(4). Amendment dated May 28, 1981 to the Custodian Agreement referred to above as Exhibit (g)(2) (Accession No. 0000950130-98-000965).


     (g)(5). Fee schedule relating to the Custodian Agreement between Registrant on behalf of the Goldman Sachs Asset Allocation Portfolios and State Street Bank and Trust Company. (Accession No. 0000950130-97-004495).

     (g)(6). Letter Agreement dated June 14, 1984 between Registrant and State Street Bank and Trust Company, on behalf of Goldman Sachs - Institutional Liquid Assets, pertaining to a change in wire charges under the Custodian Agreement, filed as Exhibit 8(d). (Accession No. 0000950130-98-000965).

     (g)(7). Letter Agreement dated March 29, 1983 between Registrant and State Street Bank and Trust Company, on behalf of Goldman Sachs - Institutional Liquid Assets, pertaining to the latter's designation of Bank of America, N.T. and S.A. as its subcustodian and certain other matters, filed as Exhibit 8(f). (Accession No.
               0000950130-98-000965).

     (g)(8). Letter Agreement dated March 21, 1985 between Registrant and State Street Bank and Trust Company, on behalf of Goldman Sachs - Institutional Liquid Assets, pertaining to the creation of a joint repurchase agreement account, filed as Exhibit 8(g). (Accession No. 0000950130-98-000965).

     (g)(9). Letter Agreement dated November 7, 1985, with attachments, between Registrant and State Street Bank and Trust Company, on behalf of Goldman Sachs - Institutional Liquid Assets, authorizing State Street Bank and Trust Company to permit redemption of units by check, filed as Exhibit 8(h). (Accession No. 0000950130-98-000965).

     (g)(10). Money Transfer Services Agreement dated November 14, 1985, including attachment, between Registrant and State Street Bank and Trust Company, on behalf of Goldman Sachs - Institutional Liquid Assets, pertaining to transfers of funds on deposit with State Street Bank and Trust Company, filed as Exhibit 8(i). (Accession No. 0000950130-98-000965).

     (g)(11). Letter Agreement dated November 27, 1985 between Registrant and State Street Bank and Trust Company, on behalf of Goldman Sachs - Institutional Liquid Assets, amending the Custodian Agreement. (Accession No. 0000950130-98-000965).

     (g)(12). Letter Agreement dated July 22, 1986 between Registrant and State Street Bank and Trust Company, on behalf of Goldman Sachs - Institutional Liquid Assets, pertaining to a change in wire charges. (Accession No. 0000950130-98-000965).

     (g)(13). Letter Agreement dated June 20, 1987 between Registrant and State Street Bank and Trust Company, on behalf of Goldman Sachs - Institutional Liquid Assets, amending the Custodian Agreement. (Accession No. 0000950130-98-000965).

     (g)(14). Letter Agreement between Registrant and State Street Bank and Trust Company, on behalf of Goldman Sachs - Institutional Liquid Assets, pertaining to the latter's designation of Security Pacific National Bank as its sub-custodian and certain other matters. (Accession No. 0000950130-98-000965).

     (g)(15). Amendment dated July 19, 1988 to the Custodian Agreement between Registrant and State Street Bank and Trust Company, on behalf of Goldman Sachs - Institutional Liquid Assets. (Accession No. 0000950130-98-000965).

     (g)(16). Amendment dated December 19, 1988 to the Custodian Agreement between Registrant and State Street Bank and Trust Company, on behalf of Goldman Sachs - Institutional Liquid Assets. (Accession No. 0000950130-98-000965).

     (h)(1). Wiring Agreement dated June 20, 1987 among Goldman, Sachs & Co., State Street Bank and Trust Company and The Northern Trust Company. (Accession No. 0000950130-98-000965).

     (h)(2). Letter Agreement dated June 20, 1987 regarding use of checking account between Registrant and The Northern Trust Company. (Accession No. 0000950130-98-000965).

     (h)(3). Transfer Agency Agreement dated July 15, 1991 between Registrant and Goldman, Sachs & Co. (Accession No.
               0000950130-95-002856).

     (h)(4). Fee schedule relating to Transfer Agency Agreement between Registrant on behalf of the Goldman Sachs Asset Allocation Portfolios and Goldman, Sachs & Co. (Accession No. 0000950130-97-004495).

     (h)(7). Fee schedule dated July 31, 1998 relating to Transfer Agency Agreement between Registrant and Goldman, Sachs & Co. on behalf of all Funds of Goldman Sachs Trust other than the Institutional Liquid Assets and Financial Square Money Market Funds. (Accession No. 0000950130-98-004845).

     (i)(1). Opinion of Drinker, Biddle & Reath LLP. (With respect to the Asset Allocation Portfolios). (Accession No. 0000950130-97-004495).

     (i)(2). Opinion of Morris, Nichols, Arsht & Tunnell. (Accession No. 0000950130-97-001846)

     (i)(3). Opinion of Drinker, Biddle & Reath LLP.(With respect to Japanese Equity and International Small Cap). (Accession No. 0000950130-98-003563).

     (i)(4). Opinion of Drinker Biddle & Reath LLP. (With respect to Cash Management Shares). (Accession No. 0000950130-98-003563)

     (k).      Not applicable.

     (l).      Not applicable.

     (m)(1). Class A Distribution and Service Plan amended and restated as of September 1, 1998. (Accession No. 0000950130-98-004845)

     (m)(2). Class B Distribution and Service Plan amended and restated as of September 1, 1998. (Accession No. 0000950130-98-004845)

     (m)(3). Class C Distribution and Service Plan amended and restated as of September 1, 1998. (Accession No. 0000950130-98-004845)



     (o). Plan dated September 1, 1998 entered into by Registrant pursuant to Rule 18f-3. (Accession No. 0000950130-98-004845)

     (p)(1). Powers of Attorney of Messrs. Bakhru, Ford, Grip, Shuch, Smart, Springer, Strubel, McNulty, Mosior, Gilman, Perlowski, Richman, Surloff, Mmes. MacPherson, Mucker and Taylor. (Accession No. 0000950130-97-000805)

     (p)(2). Powers of Attorney dated October 21, 1997 on behalf of James A. Fitzpatrick and Valerie A. Zondorak. (Accession No. 0000950130-98-000676)

The following exhibits relating to Goldman Sachs Trust are filed herewith electronically pursuant to EDGAR rules:

     (a)(8). Amendment No. 7 dated November 3, 1998 to Agreement and Declaration of Trust as amended, dated January 28, 1997.

     (g)(17). Custodian Agreement dated April 6, 1990 between Registrant and State Street Bank and Trust Company on behalf of Goldman Sachs Capital Growth Fund.

     (g)(18). Sub-Custodian Agreement dated March 29, 1983 between State Street Bank and Trust Company and Bank of America, National Trust and Savings Association on behalf of Goldman Sachs Institutional Liquid Assets.

     (h)(8). Transfer Agency Agreement dated May 1, 1988 between Goldman Sachs Institutional Liquid Assets and Goldman, Sachs & Co.

     (h)(9). Transfer Agency Agreement dated April 30, 1997 between Registrant and Goldman, Sachs & Co. on behalf of the Financial Square
               Funds.

     (h)(10). Transfer Agency Agreement dated April 6, 1990 between GS-Capital Growth fund, Inc. and Goldman Sachs & Co.

     (h)(11). Goldman Sachs - Institutional Liquid Assets Administration Class Administration Plan dated April 22, 1998.

     (h)(12).  FST Administration Class Administration Plan dated April 22,
               1998.

     (h)(13). Goldman Sachs - Institutional Liquid Assets Service Class Service Plan dated April 22, 1998.

     (h)(14).  FST Service Class Service Plan dated April 22, 1998.

     (h)(15). FST Preferred Class Preferred Administration Plan dated April 22, 1998.

     (h)(16). Goldman Sachs Trust Administration Class Administration Plan dated April 23, 1998.

     (h)(17).  Goldman Sachs Trust Service Class Service Plan dated April 22,
               1998.

     (h)(18).  Cash Management Shares Service Plan dated May 1, 1998.

     (h)(19). Form of Retail Service Agreement on behalf of Goldman Sachs Trust relating to Class A Shares of Goldman Sachs Asset Allocation Portfolios, Goldman Sachs Fixed Income Funds, Goldman Sachs Domestic Equity Funds and Goldman Sachs International Equity Funds.

     (h)(20). Form of Retail Service Agreement on behalf of Goldman Sachs Trust relating to the Preferred Class, Administration Class, Service Class and Cash Management Class, as applicable, of Goldman Sachs Financial Square Funds, Goldman Sachs - International Liquid Asset Portfolios, Goldman Sachs Fixed Income Funds, Goldman Sachs Domestic Equity Funds, Goldman Sachs International Equity Funds and Goldman Sachs Asset Allocation Portfolios.

     (h)(21). Form of Supplemental Service Agreement on behalf of Goldman Sachs Trust relating to the Administrative Class, Service Class and Cash Management Class of Goldman Sachs - Institutional Liquid Assets Portfolios.

     (h)(22). Form of Supplemental Service Agreement on behalf of Goldman Sachs Trust relating to the FST Shares, FST Preferred Shares, FST Administration Shares and FST Service Shares of Goldman Sachs Financial Square Funds.

     (h)(23). Fee Schedule dated July 31, 1998 relating to Transfer Agency Agreement between Registrant and Goldman, Sachs & Co. on behalf of ILA Money Market Funds.

     (i)(5). Opinion of Drinker Biddle & Reath LLP. (With respect to the European Equity Fund).

     (i)(6). Opinion of Drinker Biddle & Reath LLP. (With respect to the CORE Large Cap Value Fund).

     (j).      Consent of Independent Auditors

     (m)(4). Cash Management Shares Plan of Distribution pursuant to Rule 12b-1 dated May 1, 1998.

     (n).      Financial Data Schedules.


ITEM 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.
          -------------------------------------------------------------

Not Applicable.

ITEM 25. INDEMNIFICATION
         ---------------

Article IV of the Declaration of Trust of Goldman Sachs Trust, Delaware business trust, provides for indemnification of the Trustees, officers and agents of the Trust, subject to certain limitations. The Declaration of Trust is incorporated by reference to Exhibit (a)(1).

The Management Agreement with each of the Funds (other than the ILA Portfolios) provides that the applicable Investment Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Adviser or from reckless disregard by the Investment Adviser of its obligations or duties under the Management Agreement. Section 7 of the Management Agreement with respect to the ILA Portfolios provides that the ILA Portfolios will indemnify the Adviser against certain liabilities; provided, however, that such indemnification does not apply to any loss by reason of its willful misfeasance, bad faith or gross negligence or the Adviser's reckless disregard of its obligation under the Management Agreement. The Management Agreements are incorporated by reference to Exhibits (d)(1) through (d)(6);

Section 9 of the Distribution Agreement between the Registrant and Goldman Sachs dated April 30, 1997, as amended November 3, 1998 and Section 7 of the Transfer Agency Agreements between the Registrant and Goldman, Sachs & Co. dated July 15, 1991, May 1, 1988, April 30, 1997 and April 6, 1990 each provide that the Registrant will indemnify Goldman, Sachs & Co. against certain liabilities. A copy of such Agreements are incorporated as Exhibits (e)(1), (h)(3) and included herewith as Exhibits

(h)(8), (h)(9) and (h)(10), respectively, to the Registrant's Registration Statement.

Mutual fund and Trustees and officers liability policies purchased jointly by the Registrant, Trust for Credit Unions, The Northern Institutional Funds (formerly The Benchmark Funds), Goldman Sachs Variable Insurance Trust and The Commerce Funds insure such persons and their respective trustees, partners, officers and employees, subject to the policies' coverage limits and exclusions and varying deductibles, against loss resulting from claims by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty.

ITEM 26.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.
          ----------------------------------------------------

The business and other connections of the officers and Managing Directors of Goldman, Sachs & Co., Goldman Sachs Funds Management, L.P., and Goldman Sachs Asset Management International are listed on their respective Forms ADV as currently filed with the Commission (File Nos. 801-16048, 801-37591 and 801-38157, respectively) the texts of which are hereby incorporated by reference.

ITEM 27. PRINCIPAL UNDERWRITERS.
         ----------------------

(a) Goldman, Sachs & Co. or an affiliate or a division thereof currently serves as investment adviser and distributor of the units of Trust for Credit Unions, for shares of Goldman Sachs Trust and for shares of Goldman Sachs Variable Insurance Trust. Goldman, Sachs & Co., or a division thereof currently serves as administrator and distributor of the units or shares of Northern Institutional Funds (formerly The Benchmark Funds) and The Commerce Funds.

(b) Set forth below is certain information pertaining to the Managing Directors of Goldman, Sachs & Co., the Registrant's principal underwriter, who are members of Goldman, Sachs & Co.'s Executive Committee. None of the members of the executive committee holds a position or office with the Registrant.

     GOLDMAN SACHS EXECUTIVE COMMITTEE

     Name and Principal
     Business Address               Position
     ----------------               --------

     Jon S. Corzine (1)             Chief Executive Officer
     Robert J. Hurst (1)            Managing Director
     Henry M. Paulson, Jr. (1)      Chief Operating Officer
     John A. Thain (1)(3)           Chief Financial Officer
     John L. Thornton (3)           Managing Director
     Roy J. Zuckerberg (2)          Managing Director

     ------------------------

     (1)  85 Broad Street, New York, NY 10004
     (2)  One New York Plaza, New York, NY 10004
     (3)  Peterborough Court, 133 Fleet Street, London EC4A 2BB, England

(c) Not Applicable.

ITEM 28.  LOCATION OF ACCOUNTS AND RECORDS.
          --------------------------------

The Declaration of Trust, By-laws, minute books of the Registrant and certain investment adviser records are in the physical possession of Goldman Sachs Asset Management, One New York Plaza, New York, New York 10004. All other accounts, books and other documents required to be maintained under Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are in the physical possession of State Street Bank and Trust Company, P.O. Box 1713, Boston, Massachusetts 02105 except for certain transfer agency records which are maintained by Goldman, Sachs & Co., 4900 Sears Tower, Chicago, Illinois
60606.

ITEM 29. MANAGEMENT SERVICES
         -------------------

Not applicable.

Item 30. UNDERTAKINGS
         ------------

Not applicable.

                                  SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment No. 50 to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City and State of New York on the 29th day of December, 1998.


GOLDMAN SACHS TRUST
(A Delaware business trust)


By: /s/ Michael Richman
    -------------------
    Michael J. Richman
    Secretary

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to said Registration Statement has been signed below by the following persons in the capacities and on the date indicated.


NAME                                  TITLE                               DATE
----                                  -----                               ----
*Douglas C. Grip                      President and
 ---------------                      Trustee                             December 29, 1998
 Douglas C. Grip

*John M. Perlowski                    Principal Accounting
 -----------------                    Officer And Principal
 John M. Perlowski                    Financial Officer                   December 29, 1998

*David B. Ford                        Trustee                             December 29, 1998
 -------------
 David B. Ford

*Mary Patterson McPherson             Trustee                             December 29, 1998
 ------------------------
 Mary Patterson McPherson

*Ashok N. Bakhru                      Chairman and Trustee                December 29, 1998
 ---------------
 Ashok N. Bakhru

*Alan A. Shuch                        Trustee                             December 29, 1998
 -------------
 Alan A. Shuch

*Jackson W. Smart                     Trustee                             December 29, 1998
 ----------------
 Jackson W. Smart, Jr.

*John P. McNulty                      Trustee                             December 29, 1998
 ---------------
 John P. McNulty

*William H. Springer                  Trustee                             December 29, 1998
 -------------------
 William H. Springer

*Richard P. Strubel                   Trustee                             December 29, 1998
 ------------------
 Richard P. Strubel

*By: /s/ Michael Richman
     -------------------

  Michael J. Richman,
  Attorney-In-Fact

       *  Pursuant to a power of attorney previously filed.

                              GOLDMAN SACHS TRUST

                           Certificate of Secretary


     The undersigned Secretary of Goldman Sachs Trust hereby certifies that the following resolution was duly adopted by the Board of Trustees of said Trust on April 22, 1998 and remains in effect on the date hereof:

          FURTHER RESOLVED, that the Trustees and Officers of the Trusts who may be required to execute any amendments to the Trust's Registration Statement be, and each hereby is, authorized to execute a power of attorney appointing James A. Fitzpatrick, Douglas C. Grip, John W. Mosior, Nancy L. Mucker, John W. Perlowski, Michael J. Richman, Howard B. Surloff and Valerie A. Zondorak, jointly and severally, their attorneys-in-fact, each with power of substitution, for said Trustees and Officers in any and all capacities to sign the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of the Trusts and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 29th day of December, 1998.


                                                GOLDMAN SACHS TRUST


                                                /s/ Michael J. Richman
                                                ----------------------
                                                Michael J. Richman
                                                Secretary

                                 EXHIBIT INDEX

     (a)(8). Amendment No. 7 dated November 3, 1998 to Agreement and Declaration of Trust as amended, dated January 28, 1997.

     (g)(17). Custodian Agreement dated April 6, 1990 between Registrant and State Street Bank and Trust Company on behalf of Goldman Sachs Capital Growth Fund.

     (g)(18). Sub-Custodian Agreement dated March 29, 1983 between State Street Bank and Trust Company and Bank of America, National Trust and Savings Association on behalf of Goldman Sachs Institutional Liquid Assets.

     (h)(8). Transfer Agency Agreement dated May 1, 1988 between Goldman Sachs Institutional Liquid Assets and Goldman, Sachs & Co.

     (h)(9). Transfer Agency Agreement dated April 30, 1997 between Registrant and Goldman, Sachs & Co. on behalf of the Financial Square Funds.

     (h)(10). Transfer Agency Agreement dated April 6, 1990 between GS-Capital Growth fund, Inc. and Goldman Sachs & Co.

     (h)(11). Goldman Sachs - Institutional Liquid Assets Administration Class Administration Plan dated April 22, 1998.

     (h)(12).  FST Administration Class Administration Plan dated April 22,
               1998.

     (h)(13). Goldman Sachs - Institutional Liquid Assets Service Class Service Plan dated April 22, 1998.

     (h)(14).  FST Service Class Service Plan dated April 22, 1998.

     (h)(15). FST Preferred Class Preferred Administration Plan dated April 22, 1998.

     (h)(16). Goldman Sachs Trust Administration Class Administration Plan dated April 23, 1998.

     (h)(17).  Goldman Sachs Trust Service Class Service Plan dated April 22,
               1998.

     (h)(18).  Cash Management Shares Service Plan dated May 1, 1998.

     (h)(19). Form of Retail Service Agreement on behalf of Goldman Sachs Trust relating to Class A Shares of Goldman Sachs Asset Allocation Portfolios, Goldman Sachs Fixed Income Funds, Goldman Sachs Domestic Equity Funds and Goldman Sachs International Equity Funds.

     (h)(20). Form of Retail Service Agreement on behalf of Goldman Sachs Trust relating to the Preferred Class, Administration Class, Service Class and Cash Management Class, as applicable, of Goldman Sachs Financial Square Funds, Goldman Sachs - International Liquid Asset Portfolios, Goldman Sachs Fixed Income Funds, Goldman Sachs Domestic Equity Funds, Goldman Sachs International Equity Funds and Goldman Sachs Asset Allocation Portfolios.

     (h)(21). Form of Supplemental Service Agreement on behalf of Goldman Sachs Trust relating to the Administrative Class, Service Class and Cash Management Class of Goldman Sachs - Institutional Liquid Assets Portfolios.

     (h)(22). Form of Supplemental Service Agreement on behalf of Goldman Sachs Trust relating to the FST Shares, FST Preferred Shares, FST Administration Shares and FST Service Shares of Goldman Sachs Financial Square Funds.

     (h)(23). Fee Schedule dated July 31, 1998 relating to Transfer Agency Agreement between Registrant and Goldman, Sachs & Co. on behalf of ILA Money Market Funds.

     (i)(5). Opinion of Drinker Biddle & Reath LLP. (With respect to the European Equity Fund).

     (i)(6). Opinion of Drinker Biddle & Reath LLP. (With respect to the CORE Large Cap Value Fund).

     (j).      Consent of Independent Auditors

     (m)(4). Cash Management Shares Plan of Distribution pursuant to Rule 12b-1 dated May 1, 1998.

     (n).      Financial Data Schedules.